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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09885
Janus Adviser Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 7/31
Date of reporting period: 7/31/08

Item 1 —	Reports to Shareholders

2008 Annual Report
Janus Adviser Series

Growth & Core
Janus Adviser Large Cap Growth Fund
Janus Adviser Forty Fund
Janus Adviser Orion Fund
Janus Adviser Mid Cap Growth Fund
Janus Adviser Small-Mid Growth Fund
Janus Adviser Growth and Income Fund
Janus Adviser Fundamental Equity Fund
Janus Adviser Contrarian Fund
Janus Adviser Balanced Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Growth & Core
Large Cap Growth Fund	2
Forty Fund	11
Orion Fund	18
Mid Cap Growth Fund	27
Small-Mid Growth Fund	36
Growth and Income Fund	46
Fundamental Equity Fund	55
Contrarian Fund	63
Balanced Fund	72
Statements of Assets and Liabilities	86
Statements of Operations	88
Statements of Changes in Net Assets	90
Financial Highlights	92
Notes to Schedules of Investments	117
Notes to Financial Statements	119
Report of Independent Registered Public Accounting Firm	140
Additional Information	141
Explanations of Charts, Tables and Financial Statements	142
Designation Requirements	145
Trustees and Officers	146

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2008 to July 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  July 31, 2008  1

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Snapshot
This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit “smart growth” meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Review

Janus Adviser Large Cap Growth Fund’s Class S Shares returned -6.93% over the 12-month period ended July 31, 2008. The Fund’s primary benchmark, the Russell 1000® Growth Index, returned -6.29% during the period. The Fund’s secondary benchmark, the S&P 500® Index, returned -11.09%.

Market Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Select Information Technology and Health Care Holdings Diminished Performance

Microsoft Corp. weighed on our overall results. Sales of the company’s new Vista product were slightly less robust than anticipated, and the company has come under pressure for its proposed acquisition of Yahoo!. However, we believe the stock was attractively priced during the period. We also like the history of revenue from Microsoft’s core business and the potential to generate new business from its online initiatives.

Another detractor from Fund performance was managed health care company UnitedHealth Group, which traded down after the company reported worse-than-expected earnings driven by higher medical costs. While disappointed, we purchased shares of the name, given our view of its dominant position within the industry, its attractive valuation, and its stable book of business.

Fertilizer Distributor, Energy Company Led Advance

Within the materials sector, German-based K+S, a distributor of fertilizer, was the top contributor to the Fund’s overall performance. As commodity prices continued to rise, farmers took steps to maximize crop yields, which benefited K+S. We believe the demand for fertilizer will continue to outstrip supply, thereby leading to an attractive pricing environment for K+S over the next couple of years.

Within energy, oil company Hess was a standout performer. The company announced a large find off the coast of Brazil late last year. By studying details of the reserves located by Hess and triangulating our research with other energy companies with oil fields in the area, we believe that the level of reserves Hess found could be greater than what the market has been anticipating. Therefore, although we are pleased with the stock’s appreciation during the period, we also believe further upside remains.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

2  Janus Adviser Series  July 31, 2008

(unaudited)

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your continued investment in Janus Adviser Large Cap Growth Fund.

Janus Adviser Large Cap Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.59%
Hess Corp.	1.40%
Monsanto Co.	1.16%
Research in Motion, Ltd. (U.S. Shares)	0.92%
Syngenta A.G.	0.88%

5 Bottom Performers – Holdings

Contribution

Microsoft Corp.	-1.12%
UnitedHealth Group, Inc.	-1.05%
InBev N.V.	-0.79%
Coventry Health Care, Inc.	-0.72%
Nordstrom, Inc.	-0.69%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	3.08%	7.09%	3.62%
Energy	1.59%	7.29%	9.20%
Telecommunication Services	0.23%	2.56%	0.73%
Consumer Staples	-0.16%	12.48%	10.55%
Utilities	-0.64%	3.59%	1.55%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-2.85%	9.70%	6.67%
Consumer Discretionary	-2.35%	9.17%	11.47%
Industrials	-1.83%	11.30%	13.16%
Health Care	-1.35%	12.53%	15.49%
Information Technology	-1.24%	24.30%	27.56%

Janus Adviser Series  July 31, 2008  3

Janus Adviser Large Cap Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

InBev N.V. Brewery	4.1%
CVS/Caremark Corp. Retail – Drug Store	3.9%
Hess Corp. Oil Companies – Integrated	3.3%
Cisco Systems, Inc. Networking Products	3.1%
Microsoft Corp. Applications Software	2.6%

17.0%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

4  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Large Cap Growth Fund – Class A Shares

NAV	–6.65%	6.27%	2.25%	7.36%	1.01%	0.92%(a)

MOP	–12.03%	5.23%	1.75%	7.24%

Janus Adviser Large Cap Growth Fund – Class C Shares

NAV	–7.37%	5.74%	1.64%	6.74%	1.79%	1.66%(a)

CDSC	–8.25%	5.74%	1.64%	6.74%

Janus Adviser Large Cap Growth Fund – Class I Shares	–6.44%	6.27%	2.25%	7.36%	0.76%	0.66%(b)

Janus Adviser Large Cap Growth Fund – Class R Shares	–7.10%	5.98%	1.99%	7.21%	1.51%	1.41%(c)

Janus Adviser Large Cap Growth Fund – Class S Shares	–6.93%	6.27%	2.25%	7.36%	1.26%	1.16%(c)

Russell 1000® Growth Index	–6.29%	6.39%	0.83%	7.81%

S&P 500® Index	–11.09%	7.03%	2.91%	9.00%

Lipper Quartile – Class S Shares	3rd	2nd	2nd	N/A**

Lipper Ranking – Class S Shares based on total returns for Large-Cap Growth Funds	459/761	233/529	111/259	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a)Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  5

Janus Adviser Large Cap Growth Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Large Cap Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

6  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$939.60	$4.39

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$936.00	$7.99

Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$940.70	$3.18

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$937.60	$6.79

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$938.30	$5.59

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82

†	Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.66% for Class C Shares, 0.66% for Class I Shares, 1.41% for Class R Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  7

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 96.4%
Aerospace and Defense – 2.3%
86,595	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$2,646,344
14,110	Lockheed Martin Corp.	1,472,096
		4,118,440
Agricultural Chemicals – 2.6%
22,400	Monsanto Co.	2,668,064
6,834	Syngenta A.G.	1,992,385
		4,660,449
Applications Software – 2.6%
184,875	Microsoft Corp.**	4,754,985
Audio and Video Products – 0.4%
54,000	Sharp Corp.**	750,508
Automotive – Cars and Light Trucks – 0.8%
32,972	BMW A.G.**	1,481,047
Brewery – 4.1%
110,834	InBev N.V.**	7,460,879
Casino Hotels – 1.2%
181,817	Crown, Ltd.	1,342,923
20,285	Las Vegas Sands Corp.*	923,373
		2,266,296
Chemicals – Diversified – 2.8%
24,533	Bayer A.G.**	2,117,862
23,676	K+S A.G.**	2,946,324
		5,064,186
Commercial Services – Finance – 1.9%
34,941	Automatic Data Processing, Inc.	1,492,330
74,580	Western Union Co.	2,061,391
		3,553,721
Computers – 5.4%
16,657	Apple, Inc.*	2,647,630
44,290	Dell, Inc.*	1,088,205
60,355	Hewlett-Packard Co.**	2,703,904
27,385	Research In Motion, Ltd. (U.S. Shares)*	3,363,425
		9,803,164
Cosmetics and Toiletries – 1.3%
31,090	Colgate-Palmolive Co.	2,309,054
Diversified Operations – 4.0%
27,325	Danaher Corp.	2,176,436
10,230	Illinois Tool Works, Inc.	479,276
38,370	Siemens A.G.**	4,682,070
		7,337,782
Electric – Generation – 2.4%
268,555	AES Corp.*	4,334,478
Electric Products – Miscellaneous – 1.2%
46,270	Emerson Electric Co.	2,253,349
Electronic Components – Semiconductors – 0.5%
36,790	Texas Instruments, Inc.**	896,940
Electronic Measuring Instruments – 0.6%
5,000	Keyence Corp.**	1,080,589
Energy – Alternate Sources – 0.4%
79,690	EDP Renovaveis S.A.*,**	799,199
Enterprise Software/Services – 2.4%
204,175	Oracle Corp.*,**	4,395,888
Entertainment Software – 0.4%
16,945	Electronic Arts, Inc.*,**	731,685
Finance – Investment Bankers/Brokers – 3.7%
11,130	Goldman Sachs Group, Inc.	2,048,365
76,880	JP Morgan Chase & Co.	3,123,635
107,775	Nomura Holdings, Inc.**	1,554,907
		6,726,907
Finance – Other Services – 0.6%
3,205	CME Group, Inc.	1,154,217
Food – Retail – 1.1%
287,431	Tesco PLC**	2,041,997
Forestry – 0.9%
30,200	Weyerhaeuser Co.	1,614,492
Independent Power Producer – 1.1%
57,339	NRG Energy, Inc.*,#	2,080,832
Industrial Gases – 0.7%
13,805	Praxair, Inc.	1,293,943
Investment Management and Advisory Services – 1.0%
31,870	T. Rowe Price Group, Inc.	1,907,420
Medical – Biomedical and Genetic – 5.1%
59,490	Celgene Corp.*,**	4,490,899
30,080	Genentech, Inc.*	2,865,120
36,425	Gilead Sciences, Inc.*	1,966,222
		9,322,241
Medical – Drugs – 4.2%
29,525	Forest Laboratories, Inc.*	1,048,433
48,725	Merck & Company, Inc.	1,603,052
21,552	Roche Holding A.G.	3,980,734
24,355	Wyeth	986,865
		7,619,084
Medical – HMO – 3.7%
66,872	Coventry Health Care, Inc.*	2,365,263
156,855	UnitedHealth Group, Inc.	4,404,488
		6,769,751
Medical Products – 1.1%
32,420	Covidien, Ltd.	1,596,361
6,425	Zimmer Holdings, Inc.*	442,747
		2,039,108
Metal Processors and Fabricators – 0.7%
13,480	Precision Castparts Corp.	1,259,436
Multimedia – 0.9%
56,605	News Corporation, Inc. – Class A	799,829
29,775	Walt Disney Co.	903,671
		1,703,500
Networking Products – 3.1%
254,444	Cisco Systems, Inc.*,**	5,595,224
Oil Companies – Exploration and Production – 1.6%
37,335	Occidental Petroleum Corp.	2,943,118

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Oil Companies – Integrated – 6.0%
40,635	Exxon Mobil Corp.	$3,268,273
59,915	Hess Corp.**	6,075,380
25,480	Petroleo Brasileiro S.A. (ADR)**	1,424,587
		10,768,240
Reinsurance – 1.4%
659	Berkshire Hathaway, Inc. – Class B*	2,523,311
REIT – Warehouse and Industrial – 0.7%
25,735	ProLogis#	1,257,927
Retail – Apparel and Shoe – 0.7%
46,600	Nordstrom, Inc.	1,339,284
Retail – Drug Store – 3.9%
193,162	CVS/Caremark Corp.**	7,050,413
Retail – Office Supplies – 0.7%
60,090	Staples, Inc.	1,352,025
Retail – Restaurants – 1.1%
26,435	McDonald’s Corp.	1,580,549
10,200	Yum! Brands, Inc.	365,364
		1,945,913
Semiconductor Components/Integrated Circuits – 2.9%
46,295	Cypress Semiconductor Corp.*	1,261,539
142,425	Marvell Technology Group, Ltd.*	2,106,465
1,094,861	Taiwan Semiconductor Manufacturing Company, Ltd.	1,985,726
		5,353,730
Semiconductor Equipment – 1.3%
65,495	KLA-Tencor Corp.	2,461,957
Steel – Producers – 0.3%
6,089	ArcelorMittal**	539,146
Steel Pipe and Tube – 0.3%
1,805	Vallourec**	535,929
Telecommunication Equipment – Fiber Optics – 1.7%
154,880	Corning, Inc.	3,099,149
Tobacco – 2.1%
92,560	Altria Group, Inc.	1,883,596
36,455	Philip Morris International, Inc.	1,882,901
		3,766,497
Transportation – Railroad – 0.6%
22,080	Canadian National Railway Co. (U.S. Shares)	1,164,720
Transportation – Services – 1.8%
18,905	C.H. Robinson Worldwide, Inc.	911,221
38,495	United Parcel Service, Inc. – Class B	2,428,265
		3,339,486
Web Portals/Internet Service Providers – 2.2%
8,525	Google, Inc. – Class A*	4,038,719
Wireless Equipment – 1.9%
92,260	Crown Castle International Corp.*	3,524,332

Total Common Stock (cost $172,564,034)		176,184,687

Corporate Bonds – 0.4%
Electric – Integrated – 0.4%
$250,000	Energy Future Holdings, 10.8750% company guaranteed notes due 11/1/17 (144A)	257,500
430,000	TXU Energy Co. LLC, 10.2500% company guaranteed notes due 11/1/15 (144A)	430,000

Total Corporate Bonds (cost $684,074)		687,500

Purchased Options – Puts – 0.1%
381	Hess Corp. expires January 2009 exercise price $80.00	199,347
112	Petroleo Brasileiro S.A. (ADR) expires January 2009 exercise price $100.00	40,787

Total Purchased Options – Puts (premiums paid $275,295)		240,134

Money Market – 2.9%
5,204,267	Janus Institutional Cash Management Fund – Institutional Shares, 2.56% (cost $5,204,267)	5,204,267

Other Securities – 0.5%
378,282	Repurchase Agreements†	378,282
581,853	Time Deposits†	581,853

Total Other Securities (cost $960,135)		960,135

Total Investments (total cost $179,687,805) – 100.3%		183,276,723

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%**		(519,067)

Net Assets – 100%		$182,757,656

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,342,923	0.7%
Belgium	7,460,879	4.1%
Bermuda	3,702,826	2.0%
Brazil	4,070,930	2.2%
Canada	4,528,146	2.5%
France	535,928	0.3%
Germany	11,227,303	6.1%
Japan	3,386,005	1.9%
Luxembourg	539,146	0.3%
Spain	799,199	0.4%
Switzerland	5,973,120	3.3%
Taiwan	1,985,726	1.1%
United Kingdom	2,041,997	1.1%
United States††	135,682,595	74.0%

Total	$183,276,723	100.0%

††	Includes Short-Term Securities and Other Securities (70.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2008

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 11/12/08	515,000	$1,012,897	$(15,416)
Euro 10/16/08	175,000	271,821	2,337
Euro 10/23/08	6,210,000	9,642,384	(57,870)
Euro 11/12/08	3,000,000	4,653,469	(18,559)
Japanese Yen 10/16/08	48,000,000	446,997	31,973
Japanese Yen 10/23/08	171,000,000	1,593,032	9,759

Total		$17,620,600	$(47,776)

Schedule of Written Options – Calls	Value

Cisco Systems, Inc. expires January 2009 703 contracts exercise price $30.00	$(14,489)
Hess Corp. expires January 2009 381 contracts exercise price $150.00	(106,394)
Hewlett-Packard Co. expires January 2009 376 contracts exercise price $55.00	(23,312)
Microsoft Corp. expires January 2009 569 contracts exercise price $32.50	(15,989)
Petroleo Brasileiro S.A. (ADR) expires January 2009 112 contracts exercise price $165.00	(9,018)
Texas Instruments, Inc. expires January 2009 365 contracts exercise price $30.00	(18,885)

Total Written Options – Calls
(Premiums received $416,709)	$(188,087)

Schedule of Written Options – Puts
Cisco Systems, Inc. expires January 2009 633 contracts exercise price $18.50	$(46,399)
Hewlett-Packard Co. expires January 2009 376 contracts exercise price $35.00	(29,629)
Microsoft Corp. expires January 2009 569 contracts exercise price $22.50	(57,469)
Texas Instruments, Inc. expires January 2009 365 contracts exercise price $20.00	(23,575)

Total Written Options – Puts
(Premiums received $183,950)	$(157,072)

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Janus Adviser Forty Fund (unaudited)

Fund Snapshot
This high conviction fund invests primarily in companies we believe have sustainable businesses with large addressable markets that trade at attractive valuations.

Ron Sachs
portfolio manager

For the 12-month period ended July 31, 2008, the Fund’s Class S Shares returned 15.24% versus a return of -6.29% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned -11.09% for the period.

Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Stocks That Contributed to Performance

Potash Corporation of Saskatchewan was the number-one contributor to the Fund’s overall performance for the year. This producer of fertilizer, which operates in what we view as an industry dominated by only a few companies, was able to take advantage of tight supply to enact larger-than-expected price increases during the year, which benefited its revenue and earnings. We continue to be constructive on the outlook for the global fertilizer industry as farmers plant more acreage to meet global demand for corn, wheat, and soybeans. That said, the position was trimmed in this multi-year holding to harvest gains as we believe the rest of the market begins to better understand the compelling growth drivers that we identified long ago.

Research In Motion was another top contributor to performance. The manufacturer of the BlackBerry mobile data handset continued to benefit from market share gains and new product launches. We believe Research In Motion’s competitive advantage continues to be centered in the integrity of its data transmission network, as well as servers that are embedded in corporate IT departments. Looking ahead, we remain constructive on the long-term outlook for the “smart” phone category as it grows to be a larger percentage of handsets sold on a global basis, and we therefore added to the position.

Within the health care sector, Intuitive Surgical also made a contribution to performance. Intuitive Surgical is the creator of the da Vinci Surgical System, which uses a robotic arm for minimally invasive surgical procedures. The company continued to demonstrate market share gains during the period, as more hospitals adopted its devices and the system was approved for use in more surgical procedures. We consequently added to the position in Intuitive Surgical.

Stocks That Detracted from Performance

On the negative side of the ledger, Lehman Brothers was the single largest detractor from the Fund’s performance. The company came under intense pressure during the latter half of the period when the credit crisis gripped the market. At the end of the period, the stock was still trading at a very low valuation relative to its historical trading range.

It’s noteworthy that, although we liquidated our position in Bear Stearns in January, it was one of the Fund’s largest detractors. Our decision to sell was based on our concerns about its positioning relative to the credit crisis and its exposure to the fixed-income and prime brokerage markets.

Resort-hotel-casino operator Las Vegas Sands also detracted from performance. The stock declined due to concerns about a slowdown in consumer spending and a potential lull in Las Vegas tourism. In addition, recent actions taken by the Chinese government to restrict travel to Macau, off the coast of Hong Kong, negatively impacted the company’s Sands Macao Casino.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of

Janus Adviser Series  July 31, 2008  11

Janus Adviser Forty Fund (unaudited)

inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser Forty Fund.

Janus Adviser Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	9.31%
Research In Motion, Ltd. (U.S. Shares)	4.16%
Intuitive Surgical, Inc.	2.42%
Hess Corp.	2.38%
Syngenta A.G.	2.16%

5 Bottom Performers – Holdings

Contribution

Lehman Brothers Holdings, Inc.	-2.37%
Las Vegas Sands Corp.	-2.17%
Sony Corp. (ADR)	-0.91%
Merrill Lynch & Company, Inc.	-0.74%
Bear Stearns Companies, Inc.	-0.68%

5 Top Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	13.50%	19.11%	3.62%
Health Care	6.15%	20.20%	15.49%
Information Technology	3.99%	20.41%	27.56%
Energy	3.91%	12.10%	9.20%
Consumer Staples	0.44%	8.22%	10.55%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	-4.72%	8.20%	6.67%
Consumer Discretionary	-3.80%	8.20%	11.47%
Utilities	0.00%	0.00%	1.55%
Telecommunication Services	0.00%	0.00%	0.73%
Industrials	0.31%	3.57%	13.16%

12  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	7.4%
Research In Motion, Ltd. (U.S. Shares) Computers	7.2%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	6.1%
Intuitive Surgical, Inc. Medical Instruments	5.1%
Celgene Corp. Medical – Biomedical and Genetic	4.7%

30.5%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 4.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  13

Janus Adviser Forty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Forty Fund – Class A Shares

NAV	15.49%	15.89%	9.36%	13.47%	1.06%	0.95%(a)

MOP	8.92%	14.75%	8.82%	12.97%

Janus Adviser Forty Fund – Class C Shares

NAV	14.65%	15.30%	8.79%	12.94%	1.74%	1.71%(a)

CDSC	13.56%	15.30%	8.79%	12.94%

Janus Adviser Forty Fund – Class I Shares	15.84%	15.89%	9.36%	13.47%	0.69%	0.69%(b)

Janus Adviser Forty Fund – Class R Shares	14.96%	15.62%	9.11%	13.24%	1.44%	1.44%(c)

Janus Adviser Forty Fund – Class S Shares	15.24%	15.89%	9.36%	13.47%	1.19%	1.19%(c)

Russell 1000® Growth Index	–6.29%	6.39%	0.83%	4.17%

S&P 500® Index	–11.09%	7.03%	2.91%	5.91%

Lipper Quartile – Class S Shares	1st	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Growth Funds	4/761	2/529	1/259	1/183

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

14  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Forty Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 1, 1997

Janus Adviser Series  July 31, 2008  15

Janus Adviser Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,041.90	$4.67

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,038.00	$8.46

Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,043.50	$3.30

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,039.40	$7.10

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,040.90	$5.78

Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72

†	Expenses are equal to the annualized expense ratio of 0.92% for Class A Shares, 1.67% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.14% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

16  Janus Adviser Series  July 31, 2008

Janus Adviser Forty Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 88.9%
Aerospace and Defense – 0.9%
7,319,973	BAE Systems PLC	$65,089,310
Agricultural Chemicals – 12.1%
1,316,297	Monsanto Co.	156,784,136
2,537,530	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**	518,341,252
577,903	Syngenta A.G.	168,481,906
		843,607,294
Agricultural Operations – 2.7%
1,924,302	Bunge, Ltd.#	190,351,954
Audio and Video Products – 1.7%
3,103,695	Sony Corp. (ADR)	116,916,191
Casino Hotels – 1.2%
1,830,535	Las Vegas Sands Corp.*	83,325,953
Computers – 11.1%
1,688,967	Apple, Inc.*	268,461,305
4,107,317	Research In Motion, Ltd. (U.S. Shares)*,**	504,460,673
		772,921,978
Diversified Minerals – 4.0%
9,194,455	Companhia Vale do Rio Doce (ADR)#	276,109,484
Engineering – Research and Development Services – 4.6%
12,261,976	ABB, Ltd.**	323,175,853
Enterprise Software/Services – 3.3%
10,773,935	Oracle Corp.*	231,962,821
Entertainment Software – 0.7%
1,084,220	Electronic Arts, Inc.*	46,816,620
Finance – Investment Bankers/Brokers – 4.1%
1,046,821	Goldman Sachs Group, Inc.	192,656,937
5,288,497	Lehman Brothers Holdings, Inc.#	91,702,538
		284,359,475
Finance – Other Services – 1.2%
243,440	CME Group, Inc.	87,670,047
Medical – Biomedical and Genetic – 12.4%
4,331,025	Celgene Corp.*	326,949,077
1,157,512	Genentech, Inc.*	110,253,018
7,896,180	Gilead Sciences, Inc.*,**	426,235,796
		863,437,891
Medical – Drugs – 1.4%
1,425,050	Elan Corporation PLC (ADR)*	28,572,252
357,900	Roche Holding A.G.	66,105,471
		94,677,723
Medical Instruments – 5.1%
1,136,962	Intuitive Surgical, Inc.*	353,924,900
Networking Products – 2.6%
8,180,835	Cisco Systems, Inc.*	179,896,562
Oil Companies – Exploration and Production – 5.5%
818,420	Apache Corp.	91,802,171
897,235	EOG Resources, Inc.	90,199,035
2,592,395	Occidental Petroleum Corp.	204,358,497
		386,359,703
Oil Companies – Integrated – 4.3%
2,971,185	Hess Corp.	301,278,159
Optical Supplies – 2.6%
1,060,615	Alcon, Inc. (U.S. Shares)	182,881,845
Retail – Drug Store – 3.0%
5,663,055	CVS/Caremark Corp.	206,701,508
Web Portals/Internet Service Providers – 4.4%
641,952	Google, Inc. – Class A*	304,124,760

Total Common Stock (cost $5,060,548,442)		6,195,590,031

Money Markets – 8.3%
491,980,173	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	491,980,173
90,757,670	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	90,757,670

Total Money Markets (cost $582,737,843)		582,737,843

Other Securities – 4.8%
18,402,524	Allianz Dresdner Daily Asset Fund†	18,402,524
124,283,349	Repurchase Agreements†	124,283,349
191,166,053	Time Deposits†	191,166,053

Total Other Securities (cost $333,851,926)		333,851,926

Total Investments (total cost $5,977,138,211) – 102.0%		7,112,179,800

Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(139,859,678)

Net Assets – 100%		$6,972,320,122

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$190,351,954	2.7%
Brazil	276,109,484	3.9%
Canada	1,022,801,927	14.4%
Ireland	28,572,252	0.4%
Japan	116,916,191	1.6%
Switzerland	740,645,074	10.4%
United Kingdom	65,089,310	0.9%
United States††	4,671,693,608	65.7%

Total	$7,112,179,800	100.0%

††	Includes Short-Term Securities and Other Securities (52.8% excluding Short-Term Securities and Other Securities).

Financial Futures – Short
15,840 Contracts	S&P 500® E-mini expires September 2008, principal amount $999,202,763, value ($1,003,543,200 cumulative depreciation)	$4,340,437

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  17

Janus Adviser Orion Fund (unaudited)

Fund Snapshot
This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

John Eisinger
portfolio manager

Janus Adviser Orion Fund’s Class S Shares returned -0.38% over the 12-month period ended July 31, 2008, outpacing the -6.11% return of its benchmark, the Russell 3000® Growth Index.

Market Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Materials, Information Technology Positions Spurred Advance

In terms of individual performers, the largest contributor to the Fund’s overall results was Potash Corporation of Saskatchewan, a supplier of key components in fertilizer. Changing global diets and the increasing popularity of alternative energy sources continued to drive overall unit demand for key minerals like phosphate and potash. As a result, Potash Corp. was able to increase prices. Our research into the supply and demand dynamics of the industry led me to believe that the incremental cash flow resulting from the price increases is much higher than expected. Despite Potash Corp.’s recent gains, we believe the stock remains undervalued and held our position during the period.

Another strong contributor was Research In Motion (RIMM), which engages in the design, manufacture, and marketing of wireless solutions for the mobile communications market. The company continued to benefit from its BlackBerry wireless handheld device. Our long-term investment thesis for RIMM is that the BlackBerry device will remain the dominant technology in the corporate market. With this in mind, we increased the position during the period.

Financial, Consumer Discretionary Stocks Lost Ground

On the downside, middle-market commercial lender CapitalSource was the Fund’s largest detractor during the 12-month period, as concerns about its liquidity pressured the stock. However, in April it announced it would acquire bank deposits and secured other sources of funding for its middle-market lending business. We continue to believe that CapitalSource’s access to funding is stronger than the market understands and added to the position during the period.

High-end retailer Nordstrom was another detractor during the 12-month period. While its share price was hurt by a slowdown in consumer spending, our long-term investment thesis and differentiated research-based view of the company convinced us to hold our ground. We believe Nordstrom is a well-managed and well-positioned company and therefore added to the position during the period.

Outlook

Looking ahead, we are balancing what we believe are excellent long-term bargains in sectors that have been hit hardest, such as consumer discretionary and financials, with the understanding that the pressures facing the consumer have increased substantially and that the availability of credit is waning amid the current de-leveraging of the global financial system. We attempt to achieve this balance by adding to or initiating positions in stocks that have the best risk-reward. These tend to be stocks that have sold off the most based on very short term market views. We rely on our differentiated research opinions to take advantage of these dislocations to the fund’s advantage over the long term. We are finding these bargains across the board in large, mid and small cap stocks.

Markets may continue to be volatile given the growing global economic uncertainty. Nevertheless, we remain committed to our fundamental investment approach in our effort to find

18  Janus Adviser Series  July 31, 2008

(unaudited)

opportunities that we believe represent an attractive risk/reward profile over the long term. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser Orion Fund.

Janus Adviser Orion Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.60%
Research In Motion, Ltd. (U.S. Shares)	2.40%
Celgene Corp.	2.12%
Intuitive Surgical, Inc.	1.67%
Hess Corp.	1.42%

5 Bottom Performers – Holdings

Contribution

CapitalSource, Inc.	-1.23%
Anglo Irish Bank Corporation PLC	-1.15%
Nordstrom, Inc.	-1.14%
Jones Lang LaSalle, Inc.	-0.90%
China Merchants Holdings International Company, Ltd.	-0.72%

5 Top Performers – Sectors

		Fund Weighting	Russell 3000 Growth®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	4.73%	7.26%	3.63%
Information Technology	3.71%	21.84%	27.15%
Health Care	2.58%	10.76%	15.91%
Energy	1.66%	3.01%	9.12%
Telecommunication Services	0.45%	10.40%	0.78%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 3000 Growth®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-5.29	16.00%	6.77%
Industrials	-3.21	13.53%	13.46%
Consumer Discretionary	-2.32	10.37%	11.81%
Consumer Staples	-0.50	6.27%	9.91%
Utilities	-0.11	0.56%	1.47%

Janus Adviser Series  July 31, 2008  19

Janus Adviser Orion Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Siemens A.G. Diversified Operations	6.0%
Celgene Corp. Medical – Biomedical and Genetic	5.9%
Crown Castle International Corp. Wireless Equipment	4.9%
CapitaLand, Ltd. Real Estate Operating/Development	4.6%
Atmel Corp. Semiconductor Components/Integrated Circuits	4.6%

26.0%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 10.3% of total net assets
*Includes Securities Sold Short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

20  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Orion Fund – Class A Shares

NAV	–0.07%	13.79%	5.17%	1.26%(a)

MOP	–5.82%	11.57%

Janus Adviser Orion Fund – Class C Shares

NAV	–0.82%	12.94%	6.14%	2.00%(a)

CDSC	–1.81%	12.94%

Janus Adviser Orion Fund – Class I Shares	0.14%	13.34%	4.59%	1.02%(b)

Janus Adviser Orion Fund – Class R Shares	–0.61%	13.23%	6.06%	1.75%(c)

Janus Adviser Orion Fund – Class S Shares	–0.38%	13.49%	6.54%	1.50%(c)

Russell 3000® Growth Index	–6.11%	3.58%

Lipper Quartile – Class S Shares	1st	1st

Lipper Ranking – Class S Shares based on total returns for Mid-Cap Growth Funds	61/593	14/512

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. At July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  21

Janus Adviser Orion Fund (unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including but not limited to exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).
The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Fund assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

A hedging strategy is one that attempts to minimize or protect against loss by strategically using instruments in the market to offset the risk of any adverse price movements. It involves counterbalancing one transaction against another. Hedging does not prevent a negative event from happening. It attempts to reduce the impact of the event. A reduction in such risk usually means a reduction in potential profits. Hedging, for the most part, is a technique not by which you will necessarily make money but by which you can reduce potential loss.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown, and the performance of the Fund’s Class I Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

22  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$988.50	$6.08

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$984.90	$9.77

Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$989.90	$4.85

Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$986.40	$8.54

Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$987.80	$7.36

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47

†	Expenses are equal to the annualized expense ratio of 1.23% for Class A Shares, 1.98% for Class C Shares, 0.98% for Class I Shares, 1.73% for Class R Shares and 1.49% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  23

Janus Adviser Orion Fund

Schedule of Investments

As of July 31, 2008

Shares/ Principal/Contract Amounts		Value

Common Stock – 89.1%
Advertising Sales – 1.1%
17,625	Lamar Advertising Co. – Class A*	$669,398
Aerospace/Defense – 2.0%
40,885	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)**	1,249,446
Agricultural Chemicals – 2.4%
7,450	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1,521,812
Agricultural Operations – 1.2%
652,000	Chaoda Modern Agriculture Holdings, Ltd.	754,091
Auction House – Art Dealer – 3.6%
80,750	Sotheby’s Holdings, Inc. – Class A*,**	2,240,005
Automotive – Cars and Light Trucks – 0.5%
7,400	BMW A.G.*,**	332,396
Building – Heavy Construction – 0.5%
157,240	YTL Corporation Berhad	318,217
Building – Residential and Commercial – 0.9%
67,303	Rossi Residencial S.A.	539,438
Building Products – Wood – 2.2%
84,932	Masco Corp.**	1,400,529
Cable Television – 0.9%
732	Jupiter Telecommunications Company, Ltd.	575,120
Casino Hotels – 0.6%
65,255	Melco PBL Entertainment (Macau), Ltd. (ADR)*	403,276
Cellular Telecommunications – 2.9%
35,750	America Movil S.A. de C.V. – Series L (ADR)	1,805,018
Chemicals – Diversified – 0.8%
4,149	K+S A.G.	516,316
Commercial Banks – 1.6%
129,420	Anglo Irish Bank Corporation PLC	1,020,128
Commercial Services – 0.5%
5,800	CoStar Group, Inc.*	289,362
Computers – 3.4%
17,070	Research In Motion, Ltd. (U.S. Shares)*,**	2,096,537
Diversified Operations – 6.5%
80,000	China Merchants Holdings International Company, Ltd.	304,737
30,651	Siemens A.G.	3,740,164
		4,044,901
Electronic Measuring Instruments – 1.6%
30,425	Trimble Navigation, Ltd.*,**	1,010,110
Energy – Alternate Sources – 1.3%
55,375	JA Solar Holdings Company, Ltd. (ADR)*	840,039
Engineering – Research and Development Services – 0.4%
9,578	ABB, Ltd.	252,437
Finance – Credit Card – 1.5%
24,905	American Express Co.	924,474
Finance – Investment Bankers/Brokers – 1.4%
2,945	Goldman Sachs Group, Inc.	541,998
17,480	Lehman Brothers Holdings, Inc.	303,103
		845,101
Finance – Other Services – 2.5%
106,259	Hong Kong Exchanges & Clearing, Ltd.	1,572,720
Internet Gambling – 0.8%
111,093	Partygaming Plc.*	484,447
Machinery – General Industrial – 0.2%
220,000	Shanghai Electric Group Company, Ltd.*	96,690
Medical – HMO – 0.5%
8,965	Coventry Health Care, Inc.*	317,092
Medical Instruments – 0.7%
1,389	Intuitive Surgical, Inc.*,**	432,382
Medical-Biomedical/Gene – 5.9%
49,235	Celgene Corp.*,**	3,716,749
Motorcycle and Motor Scooter Manufacturing – 1.5%
24,390	Harley-Davidson, Inc.	922,918
Oil Comp-Integrated – 3.3%
12,020	Hess Corp.	1,218,828
13,914	Petroleo Brasileiro S.A.	390,459
8,145	Petroleo Brasileiro S.A. (ADR)	455,387
		2,064,674
Paper and Related Products – 0.3%
28,485	Aracruz Celulose S.A.	198,293
Printing – Commercial – 0.7%
18,202	VistaPrint, Ltd.*,**	469,066
Real Estate Management/Services – 1.7%
22,340	Jones Lang LaSalle, Inc.**	1,064,278
Real Estate Operating/Development – 4.6%
691,000	CapitaLand, Ltd.**	2,864,064
REIT – Diversified – 3.4%
185,585	CapitalSource, Inc.*,**	2,156,498
Retail – Apparel and Shoe – 1.8%
39,935	Nordstrom, Inc.**	1,147,732
Retail – Drug Store – 4.2%
72,250	CVS/Caremark Corp.**	2,637,125
Schools – 1.5%
1,088,000	Raffles Education, Corp., Ltd.	912,203
Semiconductor Components/Integrated Circuits – 7.7%
806,360	Atmel Corp.*,	2,846,450
72,090	Cypress Semiconductor Corp.*,**	1,964,452
		4,810,902
Steel Pipe and Tube – 2.0%
4,131	Vallourec	1,226,549
Telecommunication Equipment – Fiber Optics – 1.0%
32,200	Corning, Inc.*,**	644,322
Telecommunication Services – 0.2%
5,100	NeuStar, Inc. – Class A*	106,998
Transportation – Railroad – 0.7%
34,341	All America Latina Logistica (GDR)	457,938
Web Portals/ISP – 1.2%
1,575	Google, Inc. – Class A*,**	746,156
Wireless Equipment – 4.9%
80,190	Crown Castle International Corp.*	3,063,257

Total Common Stock (cost $56,953,092)		55,761,204

See Notes to Schedules of Investments and Financial Statements.

24  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares/ Principal/Contract Amounts		Value

Preferred Stock – 1.5%
Diversified Minerals – 1.5%
35,709	Companhia Vale do Rio Doce – Preference Shares (cost $856,390)**	$931,609

Purchased Options – Calls – 0.4%
33	Apple, Inc.** expires January 2009 exercise price $170.00	51,480
120	CVS/ Caremark Corp.(LEAPS) expires January 2010 exercise price $40.00	53,758
349	Microsoft Corp. expires January 2009 exercise price $27.50	50,954
575	NVIDIA Corp.** expires December 2008 exercise price $12.50	65,837
40	Research In Motion, Ltd.(U.S. Shares)** expires January 2009 exercise price $140.00	45,744
57	Valero Energy Corp.** expires December 2008 exercise price $52.50	2,537

Total Purchased Options – Calls (premiums paid $371,942)		270,310

Purchased Options – Puts – 0.3%
$74	BMW A.G expires September 2008 exercise price $140.00	16,894
117	Celgene, Corp. expires October 2008 exercise price $65.00	19,772
88	Corning, Inc. expires September 2008 exercise price $22.50	22,880
120	CVS/ Caremark Corp.(LEAPS) expires January 2010 exercise price $25.00	14,406
197	Cypress Semiconductor Corp. expires September 2008 exercise price $27.00	29,491
170	Lehman Brothers Holdings, Inc. expires January 2009 exercise price $15.00	59,500
278	Trimble Navigation, Ltd. expires August 2008 exercise price $30.00	8,340
1	WTI Crude Futures expires September 2008 exercise price $120.00	5,770
2	WTI Crude Futures expires November 2008 exercise price $130.00	29,400

Total Purchased Options – Puts (premiums paid $252,240)		206,453

Money Markets – 8.2%
4,359,478	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	4,359,478
740,550	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	740,550

Total Money Markets (cost $5,100,028)		5,100,028

Other Securities – 3.3%
814,447	Repurchase Agreements†	814,447
1,252,739	Time Deposits†	1,252,739

Total Other Securities (cost $2,067,186)		2,067,186

Total Investments (total cost $65,600,878) – 102.8%		64,336,790

Securities Sold Short – (0.5)%
11,235	SPDR S&P Retail ETF (proceeds $330,928)	(341,432)

Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(1,445,691)

Net Assets – 100%		$62,549,667

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$469,066	0.7%
Brazil	4,222,570	6.6%
Canada	3,618,349	5.6%
Cayman Islands	1,997,406	3.1%
China	96,690	0.2%
France	1,226,549	1.9%
Germany	4,558,877	7.1%
Gibraltar	484,447	0.8%
Hong Kong	1,877,456	2.9%
Ireland	1,020,128	1.6%
Japan	575,120	0.9%
Malaysia	318,217	0.5%
Mexico	1,805,017	2.8%
Singapore	3,776,267	5.9%
Switzerland	252,437	0.4%
United States††	38,008,194	59.0%

Total	$64,336,790	100.0%

††	Includes Short-Term Securities and Other Securities (47.9% excluding Short-Term Securities and Other Securities).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(341,432)	100.0%

Total	$(341,432)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 11/12/08	125,000	$245,849	$(1,509)
Euro 11/12/08	2,265,000	3,513,369	(6,669)
Japanese Yen 10/23/08	31,000,000	288,795	9,913

Total		$4,048,013	$1,735

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  25

Janus Adviser Orion Fund

Schedule of Investments

As of July 31, 2008

Schedule of Written Options – Calls	Value

America Movil S.A. de C.V.-Series L expires September 2008 55 contracts exercise price $50.00	(15,416)
Apple, Inc. expires January 2009 33 contracts exercise price $220.00	(12,903)
BMW A.G expires December 2008 74 contracts exercise price $105.00	(25,099)
Celgene Corp. expires October 2008 180 contracts exercise price $80.00	(59,220)
Corning, Inc. expires August 2008 295 contracts exercise price $30.00	(1,475)
Cypress Semiconductor Corp. expires December 2008 99 contracts exercise price $32.00	(14,662)
Google, Inc. expires January 2009 10 contracts exercise price $700.00	(3,052)
Lehman Brothers Holdings, Inc. expires January 2010 170 contracts exercise price $35.00	(34,000)
Nordstrom, Inc. expires January 2009 286 contracts exercise price $45.00	(12,936)
NVIDIA Corp. expires December 2008 575 contracts exercise price $17.50	(11,443)
Research in Motion, Ltd. (U.S Shares) expires January 2009 60 contracts exercise price $180.00	(18,120)
Research in Motion, Ltd. (U.S Shares) expires September 2008 35 contracts exercise price $160.00	(1,521)
S&P 500® Index expires December 2008 29 contracts exercise price $1,450.00	(22,208)
Trimble Navigation, Ltd. expires August 2008 278 contracts exercise price $45.00	(1,390)
Valero Energy Corp. expires December 2008 57 contracts exercise price $62.50	(735)

Total Written Options- Calls
(Premiums received $446,828)	$(234,180)

Schedule of Written Options – Puts
BMW A.G expires September 2008 74 contracts exercise price $82.50	$(4,939)
CVS/ Caremark Corp. expires January 2010 120 contracts exercise price $30.00	(28,151)
Cypress Semiconductor Corp. expires September 2008 197 contracts exercise price $21.00	(2,600)
Google, Inc. expires January 2009 10 contracts exercise price $400.00	(17,911)
Microsoft Corp. expires January 2009 466 contracts exercise price $24.00	(68,875)
NVIDIA Corp. expires December 2008 575 contracts exercise price $10.00	(48,587)
Research in Motion, Ltd. (U.S Shares) expires January 2009 40 contracts exercise price $100.00	(30,120)
WTI Crude Futures expires August 2008 2 contracts exercise price $100.00	(180)
WTI Crude Futures expires September 2008 1 contract exercise price $100.00	(1,050)
WTI Crude Futures expires November 2008 2 contracts exercise price $100.00	(5,860)

Total Written Options- Puts
(Premiums received $237,770)	$(208,273)

See Notes to Schedules of Investments and Financial Statements.

26  Janus Adviser Series  July 31, 2008

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot
This fund invests in medium-sized companies that have grown large enough to be well established but are small enough to still have room to grow.

Brian Demain
portfolio manager

Janus Adviser Mid Cap Growth Fund’s Class S Shares returned -0.45% over the 12-month period ended July 31, 2008, outpacing the Fund’s primary benchmark, the Russell Midcap® Growth Index, which returned -7.92%. The Fund’s secondary benchmark, the S&P MidCap 400 Index, returned -4.96%.

Market Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Agricultural and Energy Holdings Paced Gainers

Potash Corporation of Saskatchewan and K+S Group were notable contributors to the Fund’s results. Potash Corp., a Canadian-based supplier of key components in fertilizer, was able to increase prices due to rising demand for its primary minerals. Incremental cash flow resulting from the price increases was much higher than expected, and the stock gained during the period. After such a strong run, we exited the position in Potash Corp. and used assets from the sale to invest in other compelling ideas within the middle capitalization range. One example is K+S, which also profited from potash price increases. Headquartered in Germany, K+S is one of the world’s leading suppliers of specialty and standard fertilizers and a significant producer of potash. Longer term, we believe companies that seek to capitalize on the need to improve agriculture efficiency should continue to benefit from the limited supply of arable land in the face of rising demands for crops.

Another significant contributor was energy holding Petrohawk Energy. Petrohawk Energy rose amid increasing natural gas prices and initial reports that productivity from new wells in the Haynesville natural gas shale area was much better than expected. While the reports from the Haynesville shale were compelling, we believe the market continued to undervalue the full potential of Petrohawk’s underlying assets, including those outside of the Haynesville shale play.

Outdoor Advertising and Information Technology Companies Weighed on Results

Outdoor advertising company Lamar Advertising was the largest detractor from performance. In a weak economic environment, advertising budgets are often the first to be cut. Although Lamar has suffered in the near term, we believe changes to its business model, including replacing some of its conventional billboards with digital billboards, should bode well for the company in the long term. We believe the benefit of a digital format, which will allow Lamar to display multiple messages on one space, is the ability to maximize returns without increasing infrastructure. During the period, we added to the position in the stock.

Other disappointments during the period included SAVVIS, Inc., a provider of managed information technology services to businesses and government agencies worldwide. We believe a series of missteps on the part of management ultimately caused the company to fall short of investors’ expectations. Also pressuring the stock was concern around a glut of supply in the co-location business, which provides other companies with facilities and network infrastructure to run their business applications and data storage. We believe the trend of outsourcing IT infrastructure will continue and that SAVVIS is well positioned to benefit. We consequently used the stock’s decline as an opportunity to buy more shares.

Janus Adviser Series  July 31, 2008  27

Janus Adviser Mid Cap Growth Fund (unaudited)

Outlook

The economic backdrop has weakened substantially over the prior 12 months. This was a function of continued turmoil in the financial sector, higher commodity prices, and soft consumer spending. While we see modest reasons to be optimistic, we anticipate soft economic growth through the remainder of 2008 and well into 2009.

Credit formation drives economic activity. Loans to small businesses allow them to make investments in growth, and loans to consumers allow them to finance large purchases. Banks and other financial institutions have been using their precious capital to shore up their own balance sheets because of all of the losses they have endured, and not to lend. While this decision has been right for the banks, it does have negative implications for the broader economy. Commodity prices, while easing a bit recently, remained at elevated levels, pinching consumer’s pocketbooks and business profitability. The consequence of lack of credit and high commodity prices is weak consumer spending. Because the majority of GDP continued to be consumption, this means a soft economic environment. As these pressures do not appear to be changing in the near term, we anticipate this soft environment to continue.

In such an environment, we try to focus on individual companies. Which companies have a product that will grow through a soft economy? Which companies are going through a restructuring that means margins can grow despite inflationary pressures? Which companies have a management team that we trust can navigate these difficult environments and prudently allocate free cash flow? Great companies that are executing well are more difficult to find in this type of economic backdrop, but they do exist. With our talented analyst team, we strive to find outperformers in every type of economic environment.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

Janus Adviser Mid Cap Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.46%
EOG Resources, Inc.	1.63%
K+S A.G.	1.39%
Petrohawk Energy Corp.	1.31%
Cypress Semiconductor Corp.	0.93%

5 Bottom Performers – Holdings

Contribution

Lamar Advertising Co. – Class A	-1.23%
SAVVIS, Inc.	-1.16%
National Financial Partners Corp.	-0.95%
N.I.I. Holdings, Inc.	-0.71%
Ryanair Holdings PLC (ADR)	-0.69%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	4.43%	7.09%	4.96%
Energy	4.05%	7.44%	12.51%
Information Technology	0.74%	21.30%	19.40%
Health Care	0.28%	11.89%	12.30%
Utilities	-0.09%	1.19%	3.49%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	-4.24%	15.97%	16.64%
Financials	-2.97%	13.82%	7.75%
Industrials	-1.63%	13.44%	16.31%
Telecommunication Services	-0.78%	6.08%	2.31%
Consumer Staples	-0.67%	1.77%	4.35%

28  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Celgene Corp. Medical – Biomedical and Genetic	2.9%
Crown Castle International Corp. Wireless Equipment	2.8%
Lamar Advertising Co. – Class A Advertising Sales	2.7%
Iron Mountain, Inc. Commercial Services	2.3%
K+S A.G. Chemicals – Diversified	2.0%

12.7%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 1.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  29

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Mid Cap Growth Fund – Class A Shares

NAV	–0.17%	13.95%	5.85%	10.04%	1.12%	0.91%(a)

MOP	–5.89%	12.83%	5.33%	9.90%

Janus Adviser Mid Cap Growth Fund – Class C Shares

NAV	–0.92%	13.39%	5.26%	9.48%	1.88%	1.65%(a)

CDSC	–1.91%	13.39%	5.26%	9.48%

Janus Adviser Mid Cap Growth Fund – Class I Shares	0.06%	13.95%	5.85%	10.04%	0.79%	0.67%(b)

Janus Adviser Mid Cap Growth Fund – Class R Shares	–0.68%	13.68%	5.59%	9.88%	1.55%	1.40%(c)

Janus Adviser Mid Cap Growth Fund – Class S Shares	–0.45%	13.95%	5.85%	10.04%	1.32%	1.16%(c)

Russell Midcap® Growth Index	–7.92%	10.67%	5.69%	9.14%

S&P MidCap 400 Index	–4.96%	11.41%	10.07%	12.39%

Lipper Quartile – Class S Shares	1st	1st	3rd	N/A**

Lipper Ranking – Class S Shares based on total returns for Mid-Cap Growth Funds	62/593	15/405	91/179	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

30  Janus Adviser Series  July 31, 2008

(unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Mid Cap Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Janus Adviser Series  July 31, 2008  31

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$984.80	$4.44

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$981.50	$8.08

Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	$8.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$986.20	$3.21

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$982.60	$6.90

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$983.80	$5.67

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

†	Expenses are equal to the annualized expense ratio of 0.90% for Class A Shares, 1.64% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

32  Janus Adviser Series  July 31, 2008

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 92.9%
Advertising Sales – 2.7%
418,257	Lamar Advertising Co. – Class A*,#	$15,885,401
Aerospace and Defense – 1.4%
261,015	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	7,976,618
Aerospace and Defense – Equipment – 1.1%
64,515	Alliant Techsystems, Inc.*	6,386,340
Agricultural Operations – 0.4%
1,934,000	Chaoda Modern Agriculture Holdings, Ltd.	2,236,830
Airlines – 1.1%
263,170	Ryanair Holdings PLC (ADR)*,**,#	6,408,190
Apparel Manufacturers – 2.4%
863,300	Esprit Holdings, Ltd.	9,227,368
63,990	VF Corp.	4,580,404
		13,807,772
Automotive – Truck Parts and Equipment – Original – 0.7%
302,370	Tenneco, Inc.*	4,360,175
Batteries and Battery Systems – 1.8%
148,170	Energizer Holdings, Inc.*	10,570,448
Casino Hotels – 0.7%
241,884	Crown, Ltd.**	1,786,585
377,985	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	2,335,948
		4,122,533
Cellular Telecommunications – 1.2%
166,840	Leap Wireless International, Inc.*,#	7,195,809
Chemicals – Diversified – 2.0%
95,003	K+S A.G.**	11,822,505
Commercial Services – 2.8%
53,660	CoStar Group, Inc.*,#	2,677,097
469,275	Iron Mountain, Inc.*	13,608,975
		16,286,072
Commercial Services – Finance – 2.5%
185,240	Equifax, Inc.	6,500,072
81,215	Global Payments, Inc.	3,597,012
139,262	Paychex, Inc.	4,584,505
		14,681,589
Computer Services – 0.5%
47,880	IHS, Inc. – Class A*	2,979,572
Computers – 0.7%
27,058	Apple, Inc.*	4,300,869
Consulting Services – 1.5%
361,945	Gartner Group, Inc.*	8,816,980
Containers – Metal and Glass – 2.4%
125,150	Ball Corp.	5,579,187
202,010	Owens-Illinois, Inc.*	8,532,902
		14,112,089
Decision Support Software – 1.1%
214,143	MSCI, Inc.*	6,370,754
Distribution/Wholesale – 1.4%
2,492,265	Li & Fung, Ltd.	8,464,306
Diversified Operations – 1.0%
444,000	China Merchants Holdings International Company, Ltd.	1,691,289
93,305	Cooper Industries, Ltd. – Class A	3,934,671
2,469,140	Polytec Asset Holdings, Ltd.	467,259
		6,093,219
Electric Products – Miscellaneous – 0.7%
82,117	AMETEK, Inc.	3,930,120
Electronic Components – Semiconductors – 1.4%
310,230	Microsemi Corp.*	8,053,571
Electronic Connectors – 0.8%
99,750	Amphenol Corp. – Class A	4,755,083
Electronic Measuring Instruments – 1.1%
200,000	Trimble Navigation, Ltd.*	6,640,000
Energy – Alternate Sources – 0.5%
82,970	Nordex A.G.*,**	2,748,402
Entertainment Software – 0.6%
85,145	Electronic Arts, Inc.*	3,676,561
Fiduciary Banks – 0.7%
52,580	Northern Trust Corp.	4,110,179
Filtration and Separations Products – 0.7%
106,675	Pall Corp.	4,311,804
Finance – Consumer Loans – 0.6%
317,050	Nelnet, Inc. – Class A#	3,417,799
Finance – Other Services – 0.9%
14,725	CME Group, Inc.	5,302,914
Independent Power Producer – 1.1%
174,880	NRG Energy, Inc.*,#	6,346,395
Instruments – Controls – 1.1%
59,230	Mettler-Toledo International, Inc.*	6,367,817
Instruments – Scientific – 1.5%
144,967	Thermo Fisher Scientific, Inc.*	8,773,403
Internet Connectivity Services – 1.0%
100,739	NDS Group PLC (ADR)*	5,816,670
Investment Management and Advisory Services – 2.8%
338,940	National Financial Partners Corp.#	7,066,899
155,705	T. Rowe Price Group, Inc.	9,318,944
		16,385,843
Machinery – General Industrial – 1.8%
172,730	Roper Industries, Inc.	10,567,621
Machinery – Pumps – 1.2%
190,500	Graco, Inc.	6,901,815
Medical – Biomedical and Genetic – 4.2%
226,390	Celgene Corp.*	17,090,180
64,975	Gilead Sciences, Inc.*	3,507,351
55,735	Millipore Corp.*	3,920,957
		24,518,488
Medical – Drugs – 1.1%
36,860	Elan Corporation PLC (ADR)*,**	739,043
115,275	Shire PLC (ADR)	5,802,944
		6,541,987

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  33

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Medical – HMO – 1.9%
107,365	Coventry Health Care, Inc.*	$3,797,500
270,270	UnitedHealth Group, Inc.	7,589,182
		11,386,682
Metal Processors and Fabricators – 1.1%
66,315	Precision Castparts Corp.	6,195,810
Oil – Field Services – 1.0%
359,205	Acergy S.A.**	6,043,362
Oil and Gas Drilling – 0.6%
55,120	Helmerich & Payne, Inc.	3,259,246
Oil Companies – Exploration and Production – 3.6%
33,110	EOG Resources, Inc.	3,328,548
146,375	Forest Oil Corp.*	8,347,766
53,171	Sandridge Energy, Inc.*	2,599,530
70,780	Whitting Petroleum, Corp.*	6,629,963
		20,905,807
Oil Companies – Integrated – 1.0%
57,720	Hess Corp.	5,852,808
Physical Practice Management – 1.5%
183,320	Pediatrix Medical Group, Inc.*	8,918,518
Real Estate Management/Services – 1.7%
281,065	CB Richard Ellis Group, Inc. – Class A*	3,948,963
122,430	Jones Lang LaSalle, Inc.	5,832,565
		9,781,528
Real Estate Operating/Development – 2.4%
1,186,000	CapitaLand, Ltd.	4,915,745
1,532,000	Hang Lung Properties, Ltd.	4,806,335
117,710	St. Joe Co.#	4,123,381
		13,845,461
Reinsurance – 1.0%
1,447	Berkshire Hathaway, Inc. – Class B*	5,540,563
REIT – Diversified – 1.5%
740,245	CapitalSource, Inc.	8,601,647
Retail – Apparel and Shoe – 1.6%
314,870	Nordstrom, Inc.	9,049,364
Retail – Office Supplies – 0.8%
205,492	Staples, Inc.	4,623,570
Retail – Restaurants – 0.6%
51,105	Chipotle Mexican Grill, Inc. – Class B*,#	3,271,742
Semiconductor Components/Integrated Circuits – 2.8%
2,294,575	Atmel Corp.*	8,099,850
309,105	Cypress Semiconductor Corp.*	8,423,111
		16,522,961
Semiconductor Equipment – 1.5%
234,800	KLA-Tencor Corp.	8,826,132
Steel Pipe and Tube – 0.8%
16,296	Vallourec**	4,838,500
Telecommunication Equipment – 1.8%
232,375	CommScope, Inc.*	10,361,601
Telecommunication Services – 3.8%
300,685	Amdocs, Ltd. (U.S. Shares)*	9,143,831
187,935	SAVVIS, Inc.*	3,031,392
623,655	Time Warner Telecom, Inc. – Class A*,#	9,966,006
		22,141,229
Toys – 1.6%
467,130	Mattel, Inc.	9,365,957
Transportation – Railroad – 0.8%
90,330	Canadian National Railway Co. (U.S. Shares)	4,764,908
Transportation – Services – 0.8%
56,770	C.H. Robinson Worldwide, Inc.	2,736,314
54,640	Expeditors International of Washington, Inc.	1,940,266
		4,676,580
Transportation – Truck – 1.1%
94,920	Con-Way, Inc.	4,799,155
35,610	Landstar System, Inc.	1,801,154
		6,600,309
Web Hosting/Design – 1.6%
115,110	Equinix, Inc.*,#	9,365,350
Wireless Equipment – 2.8%
426,645	Crown Castle International Corp.*	16,297,839

Total Common Stock (cost $560,791,279)		543,082,017

Money Markets – 5.4%
29,930,651	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	29,930,651
1,729,500	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	1,729,500

Total Money Markets (cost $31,660,151)		31,660,151

Other Securities – 7.9%
1,265,561	Allianz Dresdner Daily Asset Fund†	1,265,561
17,813,858	Repurchase Agreements†	17,813,858
27,400,332	Time Deposits†	27,400,332

Total Other Securities (cost $46,479,751)		46,479,751

Total Investments (total cost $638,931,181) – 106.2%		621,221,919

Liabilities, net of Cash, Receivables and Other Assets – (6.2)%		(36,110,410)

Net Assets – 100%		$585,111,509

See Notes to Schedules of Investments and Financial Statements.

34  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,786,585	0.3%
Bermuda	21,626,345	3.5%
Brazil	7,976,618	1.3%
Canada	4,764,908	0.8%
Cayman Islands	5,040,036	0.8%
France	4,838,500	0.8%
Germany	14,570,906	2.3%
Guernsey	9,143,831	1.5%
Hong Kong	6,497,623	1.0%
Ireland	7,147,233	1.1%
Luxembourg	6,043,362	1.0%
Singapore	4,915,745	0.8%
United Kingdom	11,619,613	1.9%
United States††	515,250,614	82.9%

Total	$621,221,919	100.0%

††	Includes Short-Term Securities and Other Securities (70.4% excluding Short-Term Securities and Other Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	Gain/(Loss)

Australian Dollar 10/16/08	950,000	885,253	270
Euro 11/12/08	1,700,000	2,636,966	(2,741)

Total		$3,522,219	$(2,471)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  35

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot
A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade
co-portfolio manager

Brian Schaub
co-portfolio manager

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser Small-Mid Growth Fund’s Class S Shares returned -5.11% outpacing the Fund’s benchmark, the Russell 2500tm Growth Index, which returned -5.56%.

Market Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Investment Philosophy

Since taking over management of the Fund on July 1, 2006, we have focused our attention on seeking high-quality small- and mid-cap growth stocks with sustainable competitive advantages that we believe offer superior return potential over the long term. We believe what sets us apart is a well-thought-out investment philosophy; a process that seeks to control risk; a talented and hard-working team of research analysts; and extensive resources to conduct research.

The Concepts of Competitive Advantage and Pricing Power

At the core of our investment philosophy is the concept of competitive advantage. We believe companies with competitive advantages are more likely to have superior long-term growth prospects, the opportunity to expand margins, and high and increasing returns on invested capital. These ingredients, coupled with an attractive valuation, typically make for a good equity investment. One way to measure a company’s competitive advantage is to consider the barriers that a new entrant must overcome to break into a market. Another method is to consider how well-positioned a company is relative to its customers and suppliers. Patents, proprietary products that are difficult or impossible to recreate, a diverse and powerless base of suppliers, and long-term contractual customer relationships are attributes that we think make for a well-positioned company from a competitive advantage standpoint. In general, we have learned that the best measure of a company’s competitive advantage is its ability to raise prices. If we could ask only one question of the many management teams we meet, without a doubt it would be, “Are you able to raise prices?”

Contributors to Performance

Key contributors to the Fund’s performance included Petrohawk Energy. The company’s stock rose amid increasing natural gas prices and on initial reports that its productivity from new wells in the Haynesville natural gas shale area was much better than expected. While the report from the Haynesville shale was compelling, we believe the market continued to undervalue the full potential of Petrohawk’s underlying assets, including those outside of the Haynesville shale play.

Energy company Helmerich & Payne also contributed strong returns during the period, benefiting from its ability to command premium prices with its flex rigs. The company has locked in more than half of its contracts for 2008 and 2009, offering what we believe is good visibility into future results. That said, we trimmed the position, as the risk/reward profile was less compelling following the stock’s strong performance.

36  Janus Adviser Series  July 31, 2008

(unaudited)

Detractors from Performance

Data center and information technology (IT) services provider SAVVIS suffered on concerns that increasing supply in the industry could hamper further growth prospects, and that IT spending could be reduced in an economic slowdown. Also pressuring the stock was a series of management missteps that ultimately resulted in unrealized investor expectations. Longer term, we believe SAVVIS is well positioned to take advantage of increased out-sourcing of non-core IT infrastructure. In addition, we think this recurring revenue business will benefit from pricing power and high incremental margins. As such, we added to our position.

Health care name Tomotherapy also detracted from our results. The firm’s largest competitor in the radiation therapy space, Varian, introduced an add-on to its existing equipment that decreases the collateral impact of radiation therapy on surrounding tissue. Although Tomotherapy traded lower in response to this news, our channel checks and grassroots research led us to believe Tomotherapy’s machines are superior to the upgraded Varian equipment. We added to our position on our belief that longer term Tomotherapy’s superior technology will garner increasing market share.

Summary

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser Small-Mid Growth Fund.

Janus Adviser Small-Mid Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

Petrohawk Energy Corp.	1.32%
Helmerich & Payne, Inc.	0.86%
JA Solar Holdings Company, Ltd. (ADR)	0.65%
SBA Communications Corp. – Class A	0.63%
Solera Holdings, Inc.	0.59%

5 Bottom Performers – Holdings

Contribution

SAVVIS, Inc.	-1.72%
Tomotherapy, Inc.	-1.01%
Sturm Ruger and Company, Inc.	-0.93%
East West Bancorp, Inc.	-0.76%
Horizon Lines, Inc. – Class A	-0.71%

5 Top Performers – Sectors

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	2.07%	5.58%	8.34%
Industrials	1.39%	23.98%	18.24%
Telecommunication Services	0.48%	4.50%	1.24%
Materials	0.12%	0.01%	6.22%
Consumer Staples	0.00%	0.01%	2.35%

Janus Adviser Series  July 31, 2008  37

Janus Adviser Small-Mid Growth Fund (unaudited)

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	-3.51%	14.06%	16.68%
Information Technology	-3.49%	27.54%	19.91%
Financials	-2.49%	9.90%	8.33%
Health Care	-0.86%	14.44%	17.63%
Utilities	0.00%	0.00%	1.07%

38  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

SBA Communications Corp. – Class A Wireless Equipment	2.5%
Standard Parking Corp. Commercial Services	2.4%
Iron Mountain, Inc. Commercial Services	2.2%
Tomotherapy, Inc. Medical Products	2.1%
MarketAxess Holdings, Inc. Finance – Other Services	2.1%

11.3%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 3.3% of total net assets.

*Includes Securities Sold Short of (1.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  39

Janus Adviser Small-Mid Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Small-Mid Growth Fund – Class A Shares

NAV	–4.85%	9.46%	6.41%	1.34%(a)

MOP	–10.38%	7.32%

Janus Adviser Small-Mid Growth Fund – Class C Shares

NAV	–5.71%	8.68%	7.09%	2.09%(a)

CDSC	–6.50%	8.68%

Janus Adviser Small-Mid Growth Fund – Class I Shares	–4.61%	9.03%	5.88%	1.10%(b)

Janus Adviser Small-Mid Growth Fund – Class R Shares	–5.38%	8.91%	6.83%	1.84%(c)

Janus Adviser Small-Mid Growth Fund – Class S Shares	–5.11%	9.17%	6.63%	1.59%(c)

Russell 2500TM Growth Index	–5.56%	4.91%

Lipper Quartile – Class S Shares	1st	1st

Lipper Ranking – Class S Shares based on total returns for Small-Cap Growth Funds	116/605	18/494

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

40  Janus Adviser Series  July 31, 2008

(unaudited)

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).
The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflects the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund’s Class I Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

Janus Adviser Series  July 31, 2008  41

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$949.00	$6.45

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$944.00	$10.01

Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$949.30	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$945.10	$8.80

Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$947.10	$7.60

Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.87

†	Expenses are equal to the annualized expense ratio of 1.33% for Class A Shares, 2.07% for Class C Shares, 1.07% for Class I Shares, 1.82% for Class R Shares and 1.57% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

42  Janus Adviser Series  July 31, 2008

Janus Adviser Small-Mid Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 94.5%
Advanced Materials/Products – 0.5%
2,370	Metabolix, Inc.*	$29,649
Advertising Sales – 1.1%
1,500	Lamar Advertising Co. – Class A*,#	56,970
Aerospace and Defense – 1.9%
1,530	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	46,757
1,535	TransDigm Group, Inc.*	56,503
		103,260
Auction House – Art Dealer – 1.6%
3,295	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	86,032
Audio and Video Products – 1.6%
2,990	DTS, Inc.*	85,484
Casino Services – 0.6%
12,674	Elixir Gaming Technologies, Inc. Private Placement*	14,829
16,610	Elixir Gaming Technologies, Inc.*	19,433
		34,262
Commercial Banks – 0.8%
3,740	East West Bancorp, Inc.#	44,543
Commercial Services – 6.2%
1,685	CoStar Group, Inc.*,**	84,065
4,105	Iron Mountain, Inc.*	119,045
6,045	Standard Parking Corp.*	130,330
		333,440
Commercial Services – Finance – 3.2%
6,155	Euronet Worldwide, Inc.*	98,480
4,060	Riskmetrics Group, Inc.*,#	73,161
		171,641
Computer Software – 0.7%
2,255	Omniture, Inc.*,#	39,124
Consulting Services – 0.4%
5,170	Information Services Group, Inc.*	22,024
Decision Support Software – 1.3%
2,353	MSCI, Inc.*	70,002
Diagnostic Equipment – 2.0%
3,618	IMMUCOR, INC.*	109,010
Diagnostic Kits – 1.9%
1,960	IDEXX Laboratories, Inc.*	104,860
Distribution/Wholesale – 1.0%
1,610	MWI Veterinary Supply, Inc.*	56,414
Diversified Operations – 2.8%
4,450	Barnes Group, Inc.#	100,526
39,000	Melco International Development, Ltd.	24,194
130,936	Polytec Asset Holdings, Ltd.	24,778
		149,498
Electronic Components – Semiconductors – 2.7%
20,389	ARM Holdings PLC	38,433
4,130	Microsemi Corp.*	107,215
		145,648
Electronic Connectors – 1.4%
1,535	Amphenol Corp. – Class A	73,173
Electronic Measuring Instruments – 1.2%
1,900	Trimble Navigation, Ltd.*,**	63,080
Energy – Alternate Sources – 0.8%
2,920	JA Solar Holdings Company, Ltd. (ADR)*	44,296
Enterprise Software/Services – 1.2%
4,105	Omnicell, Inc.*	66,706
Filtration and Separations Products – 1.2%
1,640	CLARCOR, Inc.	63,173
Finance – Consumer Loans – 0.8%
3,860	Nelnet, Inc. – Class A	41,611
Finance – Other Services – 2.5%
1,205	FCStone Group, Inc.*	23,208
11,630	MarketAxess Holdings, Inc.*	112,579
		135,787
Footwear and Related Apparel – 1.1%
2,285	Wolverine World Wide, Inc.	61,078
Human Resources – 1.4%
3,285	Resources Connection, Inc.*	76,015
Internet Applications Software – 1.3%
3,515	DealerTrack Holdings, Inc.*	54,764
28	E-Seikatsu Company, Ltd.*	15,917
		70,681
Internet Connectivity Services – 0.9%
3,915	Cogent Communications Group*,#	47,215
Life and Health Insurance – 1.1%
2,300	ODONTOPREV S.A.	60,225
Machinery – General Industrial – 2.5%
1,740	Roper Industries, Inc.	106,453
61,175	Shanghai Electric Group Company, Ltd.*	26,887
		133,340
Medical – Biomedical and Genetic – 1.6%
4,535	PDL BioPharma, Inc.*	50,656
1,760	Sequenom, Inc.*	37,594
		88,250
Medical – Drugs – 1.6%
6,835	Achillion Pharmaceuticals, Inc.*	19,343
4,290	Array BioPharma, Inc.*	33,505
6,465	BioForm Medical, Inc.*	32,713
		85,561
Medical Instruments – 2.3%
2,795	CONMED Corp.*	84,940
4,390	Spectranetics, Corp.*	39,291
		124,231
Medical Products – 2.1%
11,655	Tomotherapy, Inc.*	113,636
Oil – Field Services – 0.9%
2,900	Acergy S.A. (ADR)	48,691
Oil and Gas Drilling – 1.1%
1,040	Helmerich & Payne, Inc.	61,495
Oil Companies – Exploration and Production – 2.1%
1,263	Sandridge Energy, Inc.*	61,748
561	Whitting Petroleum, Corp.*	52,549
		114,297

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  43

Janus Adviser Small-Mid Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Physical Practice Management – 1.8%
1,875	Healthways, Inc.*	$47,644
1,065	Pediatrix Medical Group, Inc.*	51,812
		99,456
Printing – Commercial – 1.3%
2,750	VistaPrint, Ltd.*,#	70,868
Real Estate Management/Services – 0.8%
910	Jones Lang LaSalle, Inc.	43,352
Real Estate Operating/Development – 1.7%
3,230	Rodobens Negocios Imobiliarios S.A.	42,165
1,470	St. Joe Co.#	51,494
		93,659
REIT – Diversified – 1.0%
4,748	CapitalSource, Inc.	55,172
Retail – Apparel and Shoe – 1.8%
4,930	BEBE Stores, Inc.	51,124
1,565	Nordstrom, Inc.	44,978
		96,102
Retail – Petroleum Products – 1.1%
2,440	World Fuel Services Corp.	58,804
Retail – Restaurants – 0.4%
355	Chipotle Mexican Grill, Inc. – Class A*	24,318
Retail – Sporting Goods – 0.9%
3,180	Zumiez, Inc.*	46,937
Semiconductor Components/Integrated Circuits – 2.4%
23,700	Atmel Corp.*	83,661
1,615	Cypress Semiconductor Corp.*	44,009
		127,670
Telecommunication Equipment – 1.9%
2,290	CommScope, Inc.*	102,111
Telecommunication Services – 4.4%
1,355	Amdocs, Ltd. (U.S. Shares)*	41,206
2,350	NeuStar, Inc. – Class A*	49,303
6,325	SAVVIS, Inc.*	102,022
2,700	Time Warner Telecom, Inc. – Class A*	43,146
		235,677
Theaters – 1.6%
6,855	National Cinemedia, Inc.	87,676
Therapeutics – 1.3%
9,105	MannKind Corp.*,#	33,051
2,315	Theravance, Inc.*,#	36,994
		70,045
Transactional Software – 0.9%
1,755	Solera Holdings, Inc.*	50,877
Transportation – Equipment and Leasing – 1.3%
1,590	GATX Corp.	72,297
Transportation – Marine – 1.8%
8,300	Horizon Lines, Inc. – Class A#	97,940
Transportation – Services – 0.5%
17,000	Integrated Distribution Services Group, Ltd.	28,316
Transportation – Truck – 2.6%
2,205	Forward Air Corp.	80,681
1,600	Old Dominion Freight Line, Inc.*	58,720
		139,401
Web Hosting/Design – 3.1%
1,290	Equinix, Inc.*,**	104,955
8,965	Terremark Worldwide, Inc.*,#	60,872
		165,827
Wireless Equipment – 2.5%
3,590	SBA Communications Corp. – Class A*	136,025

Total Common Stock (cost $5,626,899)		5,116,932

Money Markets – 3.8%
49,324	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	49,324
155,073	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	155,073

Total Money Markets (cost $204,397)		204,397

Other Securities – 9.0%
192,243	Repurchase Agreements†	192,243
	Time Deposits:
34,907	Abbey National Treasury, N.A. 2.1500%, 8/1/08†	34,907
35,093	Calyon, N.A. 2.2000%, 8/1/08†	35,093
35,093	Danske Bank, Cayman Islands, N.A. 2.2000%, 8/1/08†	35,093
35,093	Dexia Bank S.A. Brussels, N.A. 2.2000%, 8/1/08†	35,093
1,559	DNB Nor Bank ASA, N.A. 2.0600%, 8/1/08†	1,559
35,093	ING Bank N.V., Amsterdam, N.A. 2.2000%, 8/1/08†	35,093
35,093	Lloyd’s TSB Group PLC, N.A. 2.1500%, 8/1/08†	35,093
35,093	Rabobank London, N.A. 2.1875%, 8/1/08†	35,093
35,093	Svenska Handelsbanken, N.A. 2.1875%, 8/1/08†	35,093
13,588	Wells Fargo Bank, N.A. 2.0000%, 8/1/08†	13,588
		295,705

Total Other Securities (cost $487,948)		487,948

Total Investments (total cost $6,319,244) – 107.3%		5,809,277

Securities Sold Short – (1.5)%
Retail – Apparel and Shoe – (1.0)%
855	Aeropostale, Inc.*	(27,574)
550	Buckle, Inc.	(28,308)
		(55,882)
Retail – Discount – (0.5)%
1,065	Citi Trends, Inc*	(24,633)

Total Securities Sold Short (proceeds $78,056)		(80,515)

Liabilities, net of Cash, Receivables and Other Assets – (5.8)%		(312,651)

Net Assets – 100%		$5,416,111

See Notes to Schedules of Investments and Financial Statements.

44  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$99,184	1.7%
Brazil	149,146	2.6%
Canada	86,032	1.5%
Cayman Islands	69,075	1.2%
China	26,887	0.5%
Guernsey	41,206	0.7%
Hong Kong	24,194	0.4%
Japan	15,917	0.3%
Luxembourg	48,691	0.8%
United Kingdom	38,433	0.6%
United States††	5,210,512	89.7%

Total	$5,809,277	100.0%

††	Includes Short-Term Securities and Other Securities (77.8% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(80,515)	100.0%

Total	$(80,515)	100.0%

Schedule of Written Options – Calls	Value

Trimble Navigation, Ltd. expires November 2008 9 contracts exercise price $30.00 (Premiums received $3,123)	$(4,950)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  45

Janus Adviser Growth and Income Fund (unaudited)

Fund Snapshot
The growth fund seeks to create capital appreciation and income through all types of market conditions by leveraging the best ideas of the Janus Research Team.

Marc Pinto
portfolio manager

For the fiscal year ended July 31, 2008, the S&P 500® Index, the Fund’s primary benchmark, returned -11.09% and the Russell 1000® Growth Index, the secondary benchmark, returned -6.29%. The Fund’s Class S Shares returned -16.22%.

Market Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Stocks That Hurt Performance In the Period

The Fund’s largest detractor during the period was Fannie Mae, a mortgage lender pressured by concerns that it was not well capitalized. Given the existing difference between mortgage rates and U.S. Treasury Bond yields, we believe Fannie Mae will benefit from a recent reduction in its capital surplus level, as well as improving returns on equity. But because of the risk that Fannie Mae may continue to be volatile due to market anxiety about credit and housing, we decided to exit the position.

Staying within financials, E*TRADE and American Express also weighed on the Fund’s results. We were initially attracted to E*TRADE due to its growth prospects in the online brokerage industry. However, late last year management disclosed greater-than-expected losses in the company’s mortgage portfolio, stemming from the subprime credit crunch. We consequently exited the position.

By contrast, we continued to stand behind our investment in American Express. Although the stock declined on concerns about credit losses and rising delinquencies, we believe American Express is a well-run company that has been trading at an attractive valuation given its high returns.

Stocks That Helped Performance In the Period

Oil company Hess Corp. made the single largest contribution to the Fund’s performance for the year. Helping to drive the stock higher were rising oil prices and increased recognition by the market of the potential reserves Hess may hold in its Brazilian fields. While we believe Hess’ end-of-period share price may not fully reflect the potential of Hess’ projects, we were pleased with the stock’s gains and took profits by trimming the position.

We also took profits in the Fund’s shares of Canadian-based Suncor, a leader in oil sands mining. After watching the stock gain solidly in reaction to higher oil prices, we liquidated the position, opting to redeploy the cash in opportunities that we believe offer greater risk-reward potential.

India-based steel company Tata Steel, Ltd. was another noteworthy contributor to the Fund’s annual performance. After holding the position for nearly two years, we sold the Fund’s holdings at a significant gain after rising steel prices boosted the company’s profits and its share price.

Closing Comments

Looking ahead, we will be paying close attention to the employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

46  Janus Adviser Series  July 31, 2008

(unaudited)

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for investing in Janus Adviser Growth and Income Fund.

Janus Adviser Growth and Income Fund At A Glance

5 Top Performers – Holdings

Contribution

Hess Corp.	1.79%
Tata Steel, Ltd.	0.84%
EnCana Corp. (U.S. Shares)	0.66%
Suncor Energy, Inc.	0.60%
Shanghai Electric Group Company, Ltd.	0.58%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	-2.30%
E*TRADE Financial Corp.	-1.99%
Valero Energy Corp.	-1.27%
American Express Co.	-1.00%
Nordstrom, Inc.	-0.89%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.60%	17.03%	12.97%
Materials	1.45%	3.05%	3.45%
Consumer Staples	-0.11%	12.88%	10.32%
Utilities	-0.15%	0.75%	3.62%
Telecommunication Services	-0.21%	1.70%	3.49%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-7.12%	9.20%	17.63%
Consumer Discretionary	-4.21%	12.18%	8.81%
Information Technology	-3.32%	24.19%	16.21%
Industrials	-2.04%	10.18%	11.59%
Health Care	-0.93%	8.83%	11.90%

Janus Adviser Series  July 31, 2008  47

Janus Adviser Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Hess Corp. Oil Companies – Integrated	3.9%
CVS/Caremark Corp. Retail – Drug Store	3.4%
Roche Holding A.G. Medical – Drugs	2.7%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	2.7%
Oracle Corp. Enterprise Software/Services	2.7%

15.4%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 3.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

48  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Growth and Income Fund – Class A Shares

NAV	–16.06%	6.18%	5.57%	6.13%	1.00%	1.00%(a)

MOP	–20.85%	5.09%	5.03%	5.59%

Janus Adviser Growth and Income Fund – Class C Shares

NAV	–16.70%	5.61%	5.08%	5.65%	1.76%	1.76%(a)

CDSC	–17.38%	5.61%	5.08%	5.65%

Janus Adviser Growth and Income Fund – Class I Shares	–15.89%	6.18%	5.57%	6.13%	0.77%	0.77%(b)

Janus Adviser Growth and Income Fund – Class R Shares	–16.44%	5.92%	5.37%	5.94%	1.47%	1.47%(c)

Janus Adviser Growth and Income Fund – Class S Shares	–16.22%	6.18%	5.57%	6.13%	1.21%	1.21%(c)

S&P 500® Index	–11.09%	7.03%	2.91%	2.87%

Russell 1000® Growth Index	–6.29%	6.39%	0.83%	1.03%

Lipper Quartile – Class S Shares	4th	2nd	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Core Funds	745/827	288/584	21/326	10/314

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  49

Janus Adviser Growth and Income Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.
The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Growth and Income Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

May 7, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 1, 1998

50  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$902.80	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$900.00	$8.17

Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$904.30	$3.36

Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$901.10	$6.90

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$902.20	$5.72

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.07

†	Expenses are equal to the annualized expense ratio of 1.03% for Class A Shares, 1.73% for Class C Shares, 0.71% for Class I Shares, 1.46% for Class R Shares and 1.21% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  51

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amount		Value

Common Stock – 91.0%
Advertising Sales – 0.7%
27,005	Lamar Advertising Co. – Class A*,#	$1,025,650
Aerospace and Defense – 2.2%
32,499	BAE Systems PLC	288,982
25,075	Boeing Co.	1,532,333
48,025	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	1,467,644
		3,288,959
Agricultural Chemicals – 2.8%
7,190	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1,468,701
46,575	Syngenta A.G. (ADR)*,**	2,705,542
		4,174,243
Agricultural Operations – 0.4%
18,487	Archer-Daniels-Midland Co.#	529,283
Apparel Manufacturers – 1.7%
230,930	Esprit Holdings, Ltd.	2,468,292
Applications Software – 2.2%
10,323	Infosys Technologies, Ltd.	381,027
101,880	Microsoft Corp.	2,620,354
28,689	Satyam Computer Services, Ltd.	256,437
		3,257,818
Athletic Footwear – 0.8%
20,995	NIKE, Inc. – Class B	1,231,987
Audio and Video Products – 0.4%
15,800	Sony Corp. (ADR)	595,186
Automotive – Cars and Light Trucks – 0.8%
27,600	BMW A.G.*,**	1,239,746
Beverages – Non-Alcoholic – 0.3%
9,760	Coca-Cola Co.	502,640
Brewery – 2.6%
56,412	InBev N.V.**	3,797,419
Casino Hotels – 2.4%
52,200	Crown, Ltd.	385,556
53,976	MGM Mirage*,#	1,566,384
16,630	Wynn Resorts, Ltd.#	1,621,092
		3,573,032
Commercial Services – Finance – 2.3%
19,805	Visa, Inc. A-Shares*	1,446,953
71,280	Western Union Co.	1,970,180
		3,417,133
Computers – 3.0%
21,684	Apple, Inc.*	3,446,672
7,815	Research In Motion, Ltd. (U.S. Shares)*	959,838
		4,406,510
Computers – Memory Devices – 2.1%
207,005	EMC Corp.*	3,107,145
Cosmetics and Toiletries – 1.8%
41,865	Avon Products, Inc.	1,775,076
13,965	Procter & Gamble Co.	914,428
		2,689,504
Diversified Operations – 2.7%
184,000	China Merchants Holdings International Company, Ltd.	700,894
15,555	Danaher Corp.	1,238,956
623,275	Melco International Development, Ltd.	386,661
14,005	Siemens A.G.**	1,708,950
		4,035,461
E-Commerce/Services – 1.0%
32,215	eBay, Inc.*	810,852
46,875	Liberty Media Corp. – Interactive – Class A*	657,656
		1,468,508
Electronic Components – Semiconductors – 2.5%
1	Advanced Micro Devices, Inc.*	4
6,791	Samsung Electronics Company, Ltd. (GDR)	1,872,001
72,580	Texas Instruments, Inc.	1,769,500
		3,641,505
Energy – Alternate Sources – 0.9%
17,950	JA Solar Holdings Company, Ltd. (ADR)*	272,302
30,800	Suntech Power Holdings Company, Ltd. (ADR)*,#	1,030,568
		1,302,870
Enterprise Software/Services – 2.7%
182,155	Oracle Corp.*	3,921,797
Entertainment Software – 0.9%
31,300	Electronic Arts, Inc.*	1,351,534
Finance – Credit Card – 2.6%
104,710	American Express Co.	3,886,835
Finance – Investment Bankers/Brokers – 2.1%
7,935	Goldman Sachs Group, Inc.	1,460,357
40,200	JP Morgan Chase & Co.	1,633,326
		3,093,683
Food – Canned – 0.5%
28,688	TreeHouse Foods, Inc.*	777,445
Food – Miscellaneous/Diversified – 2.6%
86,790	Nestle S.A.*,**	3,804,353
Forestry – 0.5%
15,010	Weyerhaeuser Co.*	802,435
Hotels and Motels – 0.9%
37,985	Starwood Hotels & Resorts Worldwide, Inc.	1,302,506
Medical – Biomedical and Genetic – 0.8%
15,870	Celgene Corp.*	1,198,026
Medical – Drugs – 4.8%
55,480	Merck & Company, Inc.	1,825,292
21,715	Roche Holding A.G.*,**	4,010,841
30,085	Wyeth	1,219,044
		7,055,177
Medical – HMO – 1.1%
44,860	Coventry Health Care, Inc.*	1,586,698
Medical Instruments – 1.0%
26,760	Medtronic, Inc.	1,413,731
Medical Products – 1.0%
15,020	Nobel Biocare Holding A.G.**	462,080
14,025	Zimmer Holdings, Inc.*	966,463
		1,428,543

See Notes to Schedules of Investments and Financial Statements.

52  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amount		Value

Multimedia – 0.4%
35,195	News Corporation, Inc. – Class B	$514,199
Networking Products – 0.8%
56,520	Cisco Systems, Inc.*	1,242,875
Oil Companies – Exploration and Production – 4.2%
55,184	EnCana Corp. (U.S. Shares)	3,983,732
21,345	EOG Resources, Inc.	2,145,813
		6,129,545
Oil Companies – Integrated – 6.3%
21,915	ConocoPhillips	1,788,702
22,660	Exxon Mobil Corp.	1,822,544
56,687	Hess Corp.	5,748,061
		9,359,307
Oil Refining and Marketing – 1.3%
56,665	Valero Energy Corp.	1,893,178
Optical Supplies – 2.0%
16,825	Alcon, Inc. (U.S. Shares)**	2,901,135
Real Estate Operating/Development – 0.4%
175,345	Hang Lung Properties, Ltd.	550,109
Retail – Apparel and Shoe – 1.8%
90,298	Nordstrom, Inc.	2,595,165
Retail – Drug Store – 3.4%
139,060	CVS/Caremark Corp.	5,075,689
Retail – Jewelry – 1.4%
56,265	Tiffany & Co.	2,126,254
Retail – Pet Food and Supplies – 0.3%
21,395	PETsMART, Inc.	485,880
Retail – Restaurants – 1.1%
27,995	McDonald’s Corp.	1,673,821
Soap and Cleaning Preparations – 1.6%
42,446	Reckitt Benckiser PLC	2,319,693
Telecommunication Equipment – Fiber Optics – 2.1%
153,268	Corning, Inc.*	3,066,893
Telecommunication Services – 0.3%
25,249	Bharti Tele-Ventures, Ltd.*	470,818
Telephone – Integrated – 0.5%
23,240	AT&T, Inc.	716,024
Television – 1.0%
163,459	British Sky Broadcasting Group PLC	1,463,934
Therapeutics – 0%
1	Amylin Pharmaceuticals, Inc.*	32
Tobacco – 2.9%
76,070	Altria Group, Inc.	1,548,025
52,460	Philip Morris International, Inc.	2,709,559
		4,257,584
Transportation – Services – 0.3%
7,840	United Parcel Service, Inc. – Class B	494,547
Web Portals/Internet Service Providers – 1.3%
4,087	Google, Inc. – Class A*	1,936,216
Wireless Equipment – 2.5%
70,950	Nokia Oyj (ADR)**	1,938,354
32,030	QUALCOMM, Inc.	1,772,540
		3,710,894

Total Common Stock (cost $130,176,917)		134,359,446

Corporate Bonds – 1.4%
Casino Hotels – 0.2%
429,000	Harrahs Operating Company, Inc., 10.75% 2/1/16 (144A)	323,895
Energy – Alternate Sources – 1.0%
757,000	JA Solar Holdings Company, 4.50%, 5/15/13	613,170
762,000	Suntech Power Holdings Company convertible, 3.00%, 5/15/13 (144A)	803,910
		1,417,080
Finance – Auto Loans – 0.2%
296,000	Ford Motor Credit Company, 9.875% 8/10/11	241,369

Total Corporate Bonds (cost $2,183,383)		1,982,344

Preferred Stock – 2.3%
Finance – Investment Bankers/Brokers – 0.3%
22,125	Citigroup, Inc., 8.125%	454,669
Metal – Diversified – 0.7%
7,025	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75%	985,116
U.S. Government Agency – 1.3%
32,415	Fannie Mae, 8.25%#	544,248
40,650	Fannie Mae, 8.75%	1,000,803
25,375	Freddie Mac, 8.375%	430,106
		1,975,157

Total Preferred Stock (cost $4,415,273)		3,414,942

U.S. Treasury Bond – 1.3%
1,935,000	U.S. Treasury Bond, 3.25%, 12/31/09# (cost $1,958,728)	1,959,640

Purchased Options – Calls – 1.1%
563	ConocoPhillips expires January 2009 exercise price $70.00	868,709
755	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $35.00	514,336
453	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	164,412
472	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	44,967

Total Purchased Options – Calls (premiums paid $2,394,949)		1,592,424

Money Markets – 1.8%
1,425,000	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	1,425,000
1,185,000	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	1,185,000

Total Money Markets (cost $2,610,000)		2,610,000

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  53

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amount		Value

Other Securities – 4.3%
1,445,883	Allianz Dresdner Daily Asset Fund†	$1,445,883
1,972,308	Repurchase Agreements†	1,972,308
2,968,889	Time Deposits†	2,968,889

Total Other Securities (cost $6,387,080)		6,387,080

Total Investments (total cost $150,126,330) – 103.2%		152,305,876

Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(4,656,496)

Net Assets – 100%		$147,649,380

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$385,556	0.3%
Belgium	3,797,419	2.5%
Bermuda	2,468,291	1.6%
Brazil	1,467,644	1.0%
Canada	6,412,273	4.2%
Cayman Islands	1,916,039	1.3%
Finland	1,938,354	1.3%
Germany	2,948,695	1.9%
Hong Kong	1,637,665	1.1%
India	1,108,283	0.7%
Japan	595,186	0.4%
South Korea	1,872,000	1.2%
Switzerland	13,883,951	9.1%
United Kingdom	4,072,609	2.7%
United States††	107,801,911	70.7%

Total	$152,305,876	100.0%

††	Includes Short-Term Securities and Other Securities (64.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

Euro 10/23/08	125,000	$194,090	$(1,165)
Euro 11/12/08	950,000	1,473,599	(6,704)
Swiss Franc 8/14/08	1,325,000	1,265,396	(60,544)
Swiss Franc 10/23/08	1,060,000	1,012,963	6,660

Total		$3,946,048	$(61,753)

See Notes to Schedules of Investments and Financial Statements.

54  Janus Adviser Series  July 31, 2008

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Snapshot
The conservative fund portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff
Director of Research

Stocks continued to slow in the fiscal year ended July 31, 2008, with the S&P 500® Index, the Fund’s primary benchmark, returning -11.09% and the Russell 1000® Growth Index, the secondary benchmark, returning -6.29%. The Fund lagged both indices, its Class S Shares returning -11.66%.

Market Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for U.S. equity markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. While the U.S. Federal Reserve’s (Fed) aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Billions of dollars in write-downs and recapitalizing efforts provided a negative backdrop for that sector. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel. As the period came to a close, continued weakness in housing, soft labor markets, slowing manufacturing activity, a weak consumer and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Stocks That Hurt Performance In the Period

The Fund’s largest detractor during the period was Fannie Mae, which was pressured by concerns that it was inadequately capitalized. However, the mortgage lender raised additional capital this spring and has been showing signs of improving returns on equity. We decided to sit on the sidelines in the near term and liquidated our position.

Another weak performer during the period was oil refiner Valero Energy. Valero experienced a decline in its share price after management pre-announced that the company’s financial results would fall short of expectations. The setback was attributed to poorer refining margins. We sold our position during the period.

Stocks That Helped Performance In the Period

Oil company Hess Corp. was once again a top contributor to performance. The company operates in two segments: Exploration and Production (E&P) and Marketing and Refining. Through its E&P efforts, Hess has been able to capture large new discoveries. Specifically, the company’s interest in Brazil’s Santos Basin has the potential to equal its current reserves. We took advantage of the stock’s appreciation by trimming our position and harvesting some gains.

We also took gains in EOG Resources, a natural gas and crude oil company benefiting from a rise in natural gas prices. We liquidated our position during the period and invested in other compelling opportunities.

Closing Comments

Markets may continue to be volatile given the economic uncertainty. We remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for investing in Janus Adviser Fundamental Equity Fund.

Janus Adviser Series  July 31, 2008  55

Janus Adviser Fundamental Equity Fund (unaudited)

Janus Adviser Fundamental Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Hess Corp.	1.81%
EOG Resources, Inc.	1.52%
Tata Steel, Ltd.	0.85%
Schlumberger, Ltd.	0.70%
Owens-Illinois, Inc.	0.60%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	-2.52%
Valero Energy Corp.	-1.42%
E*TRADE Financial Corp.	-1.13%
Merck & Company, Inc.	-1.01%
National Financial Partners Corp.	-0.93%

4 Top Performers – Sectors**

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.38%	17.56%	16.60%
Other*	0.54%	0.60%	0.00%
Industrials	0.48%	15.45%	16.24%
Consumer	-0.14%	12.73%	13.77%

4 Bottom Performers – Sectors**

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-10.01%	16.64%	17.64%
Communications	-2.27%	7.18%	8.74%
Technology	-0.49%	16.54%	14.34%
Health Care	-0.47%	13.31%	12.68%

*	Industry not classified by Global Industry Classification Standard.

*	*The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

56  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

JP Morgan Chase & Co. Finance – Investment Bankers/Brokers	4.6%
Avon Products, Inc. Cosmetics and Toiletries	4.4%
United Parcel Service, Inc. – Class B Transportation – Services	4.0%
CVS/Caremark Corp. Retail – Drug Store	4.0%
Hess Corp. Oil Companies – Integrated	3.8%

20.8%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 1.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  57

Janus Adviser Fundamental Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Fundamental Equity Fund – Class A Shares

NAV	–11.42%	9.07%	6.25%	10.41%	1.15%	0.95%(a)

MOP	–16.53%	8.02%	5.74%	9.93%

Janus Adviser Fundamental Equity Fund – Class C Shares

NAV	–12.13%	8.53%	5.65%	9.77%	1.90%	1.71%(a)

CDSC	–12.94%	8.53%	5.65%	9.77%

Janus Adviser Fundamental Equity Fund – Class I Shares	–11.24%	9.07%	6.25%	10.41%	0.85%	0.71%(b)

Janus Adviser Fundamental Equity Fund – Class R Shares	–11.83%	8.78%	6.10%	10.27%	1.60%	1.45%(c)

Janus Adviser Fundamental Equity Fund – Class S Shares	–11.66%	9.07%	6.25%	10.41%	1.34%	1.20%(c)

S&P 500® Index	–11.09%	7.03%	2.91%	5.91%

Russell 1000® Growth Index	–6.29%	6.39%	0.83%	4.17%

Lipper Quartile – Class S Shares	3rd	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Large-Cap Core Funds	490/827	37/584	11/326	1/259

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

58  Janus Adviser Series  July 31, 2008

(unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Fundamental Equity Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 1, 1997

Janus Adviser Series  July 31, 2008  59

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$907.30	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$903.30	$8.04

Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	$8.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$908.30	$3.37

Hypothetical (5% return before expenses)	$1,000.00	$1,021.33	$3.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$904.70	$6.91

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$905.80	$5.69

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

†	Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.70% for Class C Shares, 0.71% for Class I Shares, 1.46% for Class R Shares and 1.20% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

60  Janus Adviser Series  July 31, 2008

Janus Adviser Fundamental Equity Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 97.7%
Advertising Sales – 2.1%
42,285	Lamar Advertising Co. – Class A*,#	$1,605,984
Aerospace and Defense – 1.1%
12,005	Northrop Grumman Corp.	809,017
Aerospace and Defense – Equipment – 1.1%
12,360	United Technologies Corp.	790,793
Agricultural Chemicals – 2.1%
2,955	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	603,618
3,276	Syngenta A.G.**	955,085
		1,558,703
Applications Software – 3.0%
88,405	Microsoft Corp.	2,273,777
Athletic Footwear – 0.7%
9,180	NIKE, Inc. – Class B	538,682
Audio and Video Products – 0.6%
11,900	Sony Corp.**	448,258
Brewery – 1.7%
18,410	InBev N.V.**	1,239,284
Building – Residential and Commercial – 1.1%
1,455	NVR, Inc.*,#	803,626
Commercial Banks – 1.6%
153,934	Anglo Irish Bank Corporation PLC**	1,213,355
Computers – 1.2%
3,110	Apple, Inc.*	494,335
9,595	Hewlett-Packard Co.	429,856
		924,191
Cosmetics and Toiletries – 5.5%
78,540	Avon Products, Inc.	3,330,096
10,120	Colgate-Palmolive Co.	751,612
		4,081,708
Diversified Minerals – 0.7%
17,565	Companhia Vale do Rio Doce (ADR)	527,477
Diversified Operations – 5.0%
19,820	Danaher Corp.	1,578,663
17,065	Siemens A.G.**	2,082,344
		3,661,007
Electric – Generation – 3.0%
141,360	AES Corp.*	2,281,550
Engineering – Research and Development Services – 1.3%
37,005	ABB, Ltd.**	975,301
Enterprise Software/Services – 2.1%
71,580	Oracle Corp.*	1,541,117
Finance – Investment Bankers/Brokers – 4.6%
84,375	JP Morgan Chase & Co.	3,428,156
Finance – Other Services – 1.2%
2,510	CME Group, Inc.	903,926
Independent Power Producer – 2.0%
42,250	NRG Energy, Inc.*,#	1,533,253
Investment Management and Advisory Services – 1.3%
15,720	T. Rowe Price Group, Inc.	940,842
Medical – Biomedical and Genetic – 2.1%
10,940	Celgene Corp.*	825,860
14,320	Gilead Sciences, Inc.*	772,994
		1,598,854
Medical – Drugs – 5.5%
82,260	Merck & Company, Inc.	2,706,354
7,324	Roche Holding A.G.**	1,352,770
		4,059,124
Medical – HMO – 0.4%
9,235	Coventry Health Care, Inc.*	326,642
Medical Products – 1.3%
19,975	Covidien, Ltd.	983,569
Multimedia – 1.8%
18,295	McGraw-Hill Companies, Inc.	744,057
45,220	News Corporation, Inc. – Class A	638,959
		1,383,016
Networking Products – 3.7%
127,590	Cisco Systems, Inc.*	2,805,704
Oil – Field Services – 2.4%
18,015	Schlumberger, Ltd. (U.S. Shares)	1,830,324
Oil and Gas Drilling – 0.8%
16,795	Nabors Industries, Ltd.*	612,346
Oil Companies – Exploration and Production – 3.5%
24,470	Occidental Petroleum Corp.	1,928,970
7,277	Whitting Petroleum, Corp.*	681,637
		2,610,607
Oil Companies – Integrated – 4.3%
27,940	Hess Corp.	2,833,116
6,601	Petroleo Brasileiro S.A. (ADR)	369,062
		3,202,178
Oil Field Machinery and Equipment – 1.1%
16,825	Cameron International Corp.*	803,562
Real Estate Management/Services – 0.6%
20,000	Mitsubishi Estate Company, Ltd.**	479,270
Reinsurance – 2.6%
510	Berkshire Hathaway, Inc. – Class B*	1,952,790
REIT – Diversified – 1.1%
73,424	CapitalSource, Inc.	853,187
Retail – Apparel and Shoe – 1.4%
13,240	Industria de Diseno Textil S.A.**,#	636,275
15,350	Nordstrom, Inc.	441,159
		1,077,434
Retail – Drug Store – 4.0%
81,745	CVS/Caremark Corp.	2,983,693
Retail – Restaurants – 2.1%
26,439	McDonald’s Corp.	1,580,788
Semiconductor Equipment – 1.6%
31,280	KLA-Tencor Corp.	1,175,815
Telecommunication Equipment – Fiber Optics – 0.9%
34,325	Corning, Inc.	686,843
Television – 1.3%
110,374	British Sky Broadcasting Group PLC**	988,506

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  61

Janus Adviser Fundamental Equity Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Tobacco – 3.9%
62,050	Altria Group, Inc.	$1,262,718
31,945	Philip Morris International, Inc.	1,649,959
		2,912,677
Transportation – Services – 4.0%
48,050	United Parcel Service, Inc. – Class B	3,030,994
Wireless Equipment – 4.3%
44,710	Crown Castle International Corp.*	1,707,922
27,415	QUALCOMM, Inc.	1,517,146
		3,225,068

Total Common Stock (cost $75,881,691)		73,242,998

Money Markets – 3.4%
304,500	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	304,500
2,277,500	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	2,277,500

Total Money Markets (cost $2,582,000)		2,582,000

Other Securities – 3.5%
452,210	Allianz Dresdner Daily Asset Fund†	452,210
865,857	Repurchase Agreements†	865,857
1,331,814	Time Deposits†	1,331,814

Total Other Securities (cost $2,649,881)		2,649,881

Total Investments (total cost $81,113,572) – 104.6%		78,474,879

Liabilities, net of Cash, Receivables and Other Assets – (4.6)%		(3,479,970)

Net Assets – 100%		$74,994,909

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$1,239,284	1.6%
Bermuda	1,595,914	2.0%
Brazil	896,539	1.1%
Canada	603,618	0.8%
Germany	2,082,344	2.7%
Ireland	1,213,355	1.5%
Japan	927,528	1.2%
Netherland Antilles	1,830,324	2.3%
Spain	636,275	0.8%
Switzerland	3,283,157	4.2%
United Kingdom	988,506	1.3%
United States††	63,178,035	80.5%

Total	$78,474,879	100.0%

††	Includes Short-Term Securities and Other Securities (73.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 11/12/08	250,000	$491,698	$(12)
Euro 11/12/08	1,675,000	2,598,187	(4,006)
Japanese Yen 10/16/08	50,000,000	465,622	(385)
Swiss Franc 11/12/08	1,200,000	1,146,963	11,125

Total		$4,702,470	$6,722

See Notes to Schedules of Investments and Financial Statements.

62  Janus Adviser Series  July 31, 2008

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot
This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker
portfolio manager

Performance Review

Thank you for your continued investment in Janus Adviser Contrarian Fund. During the 12-month period ended July 31, 2008, the Fund’s Class S Shares returned -12.49%, underperforming the -11.09% return of the S&P 500® Index, the Fund’s primary benchmark, and the -10.25% return of the Morgan Stanley Capital International All Country World IndexSM, the Fund’s secondary benchmark.

Hedging

In the period I purchased put options on West Texas Intermediate (WTI) crude futures in order to hedge some of the crude exposure in the Petroleo Brasileiro (Petrobras) position. I am of the belief that Petrobras is an excellent long-term investment, irrespective of whether crude oil experiences a significant retrenchment. However, because I believe there is a risk of near-term weakness in the stock should crude weaken, I decided to hedge the risk to the investment of a significant pull-back in crude. Should crude continue its upward climb, the loss in the hedges should be largely offset by gains in Petrobras. Also, during the period I chose to buy index put options in an attempt to protect the Fund in the event of a severe downturn in the markets. An index put option increases in value when the underlying asset decreases in value. By buying index put options, I was endeavoring to partially offset the negative impact of any weakness in the broad market. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Stocks That Hurt Performance

It was not only a difficult environment for the global equity markets, it was a difficult environment for the Fund. I take no solace in generating negative returns, irrespective of the relative returns. Only absolute returns increase wealth, and as a very large investor in Janus Contrarian Fund, our interests are always aligned. Negative returns are to be expected over some periods in any long-term investment. However, performance during the period was marred by more than the natural volatility of the positions in the portfolio; it was marred by a few poor investment decisions.

One such investment mistake was the purchase of J.C. Penney Company, which declined approximately 54% in the period. Despite an obviously difficult retail environment, I believed the valuation of J.C. Penney reflected the difficulty, but didn’t reflect the potential impact of a turn-around engineered by CEO Mike Ullman. Unfortunately, it appears this was not the case as weakening sales at J.C. Penney had a disproportionately negative impact on margins. While I expected some of this, the magnitude of the impact surprised me and led me to conclude that the investment decision was a mistake. Though still cheap, during the period I substantially reduced the position size. I believe any turn-around is likely to take substantially longer than I had anticipated.

Another important detractor was HMO Coventry Health Care (down nearly 37%). In the case of Coventry, despite weakness among its competitors and a slightly more challenging environment, I believed it remained an extremely well-run company and was extremely attractively valued relative to its returns. It is my view that despite a more severe correction than I would have expected, the decline in Coventry was an opportunity to buy more stock rather than exit the position. If the investment thesis is unchanged, volatility can be the friend of the long-term investor; I therefore chose to buy rather than sell.

International cable television operator Liberty Global declined over 31% during the period. The company’s tepid outlook for the full year, disappointing earnings releases and overall weakness among media stocks were some of the issues that weighed on the company. I continued to hold the name given its ability to generate strong free cash flow and high returns on capital. In addition, I find this global cable television operator to be attractively valued given the potential for strong and sustainable growth in its subscriber base.

Stocks That Aided Performance

I have chosen to spend the majority of this communication discussing the mistakes and poor performing positions because it is important to me that, as an investor in the Fund, you have a clear understanding of the factors that influenced the returns of your Fund, as well as an understanding about how your manager reacts to those situations. Since the returns of the Fund were substantially negative during the period, it logically follows that the failures should be highlighted more than the successes. That said, there were a few positions that contributed positively during the period. Global glass container manufacturer Owens-Illinois continued to contribute positively and was up nearly 6% during the period. Two energy companies, Forest Oil and

Janus Adviser Series  July 31, 2008  63

Janus Adviser Contrarian Fund (unaudited)

Sandridge Energy, were both beneficiaries of strong oil and natural gas pricing and were up over 40% and 52%, respectively.

Outlook

In conclusion, while I remain skeptical about strong equity returns in the face of global commodity inflation and credit contraction, I believe interesting investment opportunities remain. In fact, I took advantage of the sell-off early this year to buy companies I believe were being cast aside without regard for valuation. Indeed, it is often in these very types of difficult markets that some of the best opportunities arise. As an example, I was able to purchase a substantial position in ski destination Vail Resorts at a very attractive price because investors had feared that a difficult economy might hurt Vail’s business. That may or may not occur, but from my perspective, it doesn’t matter. The value of a company is the value of cumulative cash flows over time; a temporarily difficult economic environment should have no lasting impact on a franchise as powerful as Vail Resorts. In situations such as this, it is important to me to understand the valuation and buy aggressively when the opportunity presents itself. Our outstanding team of research analysts and I will continue to strive to take advantage of short-term market volatility to make long-term investments for Janus Adviser Contrarian Fund. Thank you again for your continued investment.

Janus Adviser Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Owens-Illinois, Inc.	1.60%
Plum Creek Timber Company, Inc.	0.80%
Amgen, Inc.	0.63%
Forest Oil Corp.	0.62%
Sandridge Energy, Inc.	0.46%

5 Bottom Performers – Holdings

Contribution

Liberty Global, Inc. – Class A	-1.56%
J.C. Penney Company, Inc.	-1.38%
Coventry Health Care, Inc.	-1.37%
St. Joe Co.	-0.87%
Cemex S.A. de C.V. (ADR)	-0.81%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.46%	14.24%	12.97%
Information Technology	0.61%	1.50%	16.21%
Materials	0.14%	12.73%	3.45%
Telecommunication Services	0.00%	0.00%	3.49%
Health Care	-0.71%	7.77%	11.90%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	-6.08%	21.22%	8.81%
Financials	-3.97%	23.40%	17.63%
Industrials	-1.40%	5.68%	11.59%
Utilities	-1.20%	9.95%	3.62%
Consumer Staples	-0.71%	3.51%	10.32%

64  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Amgen, Inc. Medical – Biomedical and Genetic	4.2%
Plum Creek Timber Company, Inc. Forestry	4.1%
DIRECTV Group, Inc. Cable Television	4.1%
Liberty Media Corp. – Entertainment – Class A Multimedia	4.0%
NRG Energy, Inc. Independent Power Producer	4.0%

20.4%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 18.9% of total net assets.
*Includes Securities Sold Short (1.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  65

Janus Adviser Contrarian Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Contrarian Fund – Class A Shares

NAV	–12.29%	9.59%	1.38%	1.21%(a)

MOP	–17.38%	7.45%

Janus Adviser Contrarian Fund – Class C Shares

NAV	–12.93%	8.78%	2.10%	1.96%(a)

CDSC	–13.85%	8.78%

Janus Adviser Contrarian Fund – Class I Shares	–12.07%	9.15%	1.01%	0.97%(b)

Janus Adviser Contrarian Fund – Class R Shares	–12.67%	9.05%	1.97%	1.72%(c)

Janus Adviser Contrarian Fund – Class S Shares	–12.49%	9.31%	1.56%	1.46%(c)

S&P 500® Index	–11.09%	2.82%

Morgan Stanley Capital International All Country World IndexSM	–10.25%	7.88%

Lipper Quartile – Class S Shares	3rd	1st

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Core Funds	580/835	12/654

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

66  Janus Adviser Series  July 31, 2008

(unaudited)

c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).
The Fund’s performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the fund. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund held approximately 10.61% of its assets in Indian securities as of July 31, 2008, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund’s Class I Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

Janus Adviser Series  July 31, 2008  67

Janus Adviser Contrarian Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$856.90	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$853.80	$8.71

Hypothetical (5% return before expenses)	$1,000.00	$1,015.47	$9.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$858.00	$3.88

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$855.30	$7.33

Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$856.00	$6.14

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.67

†	Expenses are equal to the annualized expense ratio of 1.12% for Class A Shares, 1.89% for Class C Shares, 0.84% for Class I Shares, 1.59% for Class R Shares and 1.33% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

68  Janus Adviser Series  July 31, 2008

Janus Adviser Contrarian Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 97.8%
Airport Development – Maintenance – 0.5%
577,616	Macquarie Airports**	$1,526,635
Automotive – Cars and Light Trucks – 0.5%
40,276	BMW A.G.	1,809,130
Brewery – 3.2%
159,817	InBev N.V.	10,758,208
Broadcast Services and Programming – 4.5%
419,300	Liberty Global, Inc. – Class A*,**,#	12,088,419
115,895	Liberty Global, Inc. – Class C*	3,175,523
		15,263,942
Building Products – Cement and Aggregate – 2.6%
304,732	Cemex S.A. de C.V. (ADR)*,#	6,478,602
178,190	Gujarat Ambuja Cements, Ltd.	338,926
19,625	Martin Marietta Materials, Inc.#	2,060,036
		8,877,564
Building Products – Wood – 0.6%
132,390	Masco Corp.	2,183,111
Cable Television – 4.1%
508,700	DIRECTV Group, Inc.*	13,745,074
Casino Hotels – 0.3%
114,825	Crown, Ltd.**	848,112
Coal – 0.8%
3,502,500	Bumi Resources	2,588,983
Commercial Banks – 2.3%
182,205	ICICI Bank, Ltd.	2,688,380
129,685	ICICI Bank, Ltd. (ADR)#	3,839,974
72,800	Mitsubishi UFJ Financial Group, Inc.	641,554
106	Mizuho Financial Group, Inc.	507,664
		7,677,572
Containers – Metal and Glass – 2.3%
184,645	Owens-Illinois, Inc.*,**	7,799,405
Diversified Operations – 1.2%
1,109,000	China Merchants Holdings International Company, Ltd.	4,224,412
Electric – Generation – 1.7%
1,443,838	National Thermal Power Corporation, Ltd.	5,728,356
Electric – Integrated – 3.5%
4,567,045	Tenaga Nasional Berhad	11,702,342
Electric – Transmission – 0.9%
1,308,625	Power Grid Corporation of India, Ltd.	2,882,226
Engineering – Research and Development Services – 1.4%
63,545	Larsen & Toubro, Ltd.	3,850,874
14,645	Larsen & Toubro, Ltd. (GDR)	896,261
		4,747,135
Forestry – 6.1%
283,315	Plum Creek Timber Company, Inc.#	13,803,107
129,272	Weyerhaeuser Co.#	6,910,881
		20,713,988
Hotels and Motels – 0%
195	Home Inns & Hotels Management, Inc. (ADR)*	3,050
Independent Power Producer – 5.5%
368,905	NRG Energy, Inc.*,**	13,387,563
13,274	Reliance Power, Ltd.*	51,164
285,875	Reliant Energy, Inc.*	5,177,196
		18,615,923
Investment Companies – 0.8%
1,345,335	Australian Infrastructure Fund**	2,794,828
Investment Management and Advisory Services – 0%
667	Future Capital Holdings, Ltd.*	5,483
Medical – Biomedical and Genetic – 4.2%
227,870	Amgen, Inc.*,**	14,271,498
Medical – HMO – 2.5%
242,470	Coventry Health Care, Inc.*,**	8,576,164
Medical Products – 1.1%
53,165	Zimmer Holdings, Inc.*	3,663,600
Metal – Diversified – 0.5%
146,190	Ivanhoe Mines, Ltd. (U.S. Shares)*,#	1,644,638
Metal Processors and Fabricators – 0.7%
381,588	Bharat Forge, Ltd.	2,271,467
Multimedia – 4.7%
552,700	Liberty Media Corp. – Entertainment – Class A*	13,607,474
154,095	News Corporation, Inc. – Class A	2,177,362
310	News Corporation, Inc. – Class B	4,529
		15,789,365
Oil Companies – Exploration and Production – 7.8%
135,260	Chesapeake Energy Corp.#	6,783,289
225,594	Forest Oil Corp.*,**	12,865,626
1,200	OGX Petroleo e Gas Participacoes*	589,347
126,715	Sandridge Energy, Inc.*	6,195,096
		26,433,358
Oil Companies – Integrated – 1.5%
89,280	Petroleo Brasileiro S.A. (ADR)	4,991,645
Oil Refining and Marketing – 3.1%
204,844	Reliance Industries, Ltd.	10,534,464
Paper and Related Products – 0.3%
1,211,074	Ballarpur Industries, Ltd.	932,656
Pipelines – 5.5%
208,771	Enbridge, Inc.	9,162,920
171,792	Kinder Morgan Management LLC*	9,433,099
		18,596,019
Publishing – Periodicals – 0.1%
90,960	Playboy Enterprises, Inc. – Class B*	424,783
Real Estate Management/Services – 4.2%
353,575	CB Richard Ellis Group, Inc. – Class A*,**	4,967,729
391,480	Mitsubishi Estate Company, Ltd.	9,381,222
		14,348,951
Real Estate Operating/Development – 7.9%
2,407,970	CapitaLand, Ltd.**	9,980,579
2,407,900	New World Development Company, Ltd.	4,508,367
345,915	St. Joe Co.#	12,117,401
		26,606,347
Recreational Vehicles – 0%
95	Polaris Industries, Inc.	4,066

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  69

Janus Adviser Contrarian Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Reinsurance – 0.3%
253	Berkshire Hathaway, Inc. – Class B*	$968,737
REIT – Diversified – 1.8%
62,750	Vornado Realty Trust	5,965,643
REIT – Mortgage – 0.6%
97,510	Annaly Capital Management, Inc.**	1,469,476
87,380	Gramercy Capital Corp.#	590,689
		2,060,165
REIT – Warehouse and Industrial – 3.2%
219,675	ProLogis	10,737,714
Resorts and Theme Parks – 1.2%
101,090	Vail Resorts, Inc.*,#	4,082,014
Retail – Consumer Electronics – 0.9%
45,710	Yamada Denki Company, Ltd.	3,087,696
Retail – Major Department Stores – 1.0%
49,695	J.C. Penney Company, Inc.	1,532,097
226,996	Pantaloon Retail India, Ltd.	1,814,000
		3,346,097
Soap and Cleaning Preparations – 0.7%
43,324	Reckitt Benckiser PLC**	2,367,676
Television – 0.7%
274,006	British Sky Broadcasting Group PLC**	2,453,990
Transportation – Railroad – 0.5%
310	All America Latina Logistica	4,134
125,235	All America Latina Logistica (GDR)	1,631,975
		1,636,109

Total Common Stock (cost $366,324,154)		330,290,341

Purchased Options – Calls – 0.1%
475	Annaly Capital Management, Inc. expires January 2009 exercise price $16.00**	54,625
605	Chesapeake Energy Corp. expires January 2009 exercise price $60.00**	290,400

Total Purchased Options – Calls (premiums paid $386,925)		345,025

Purchased Options – Puts – 1.4%
682	Forest Oil Corp. expires November 2008 exercise price $72.00**	1,173,040
176	MSCI World Excluding Europe Index expires October 2008 exercise price $1,302.93	441,218
266	MSCI World Excluding Europe Index expires October 2008 exercise price $1,302.93	585,479
195	S&P 500® Index expires August 2008 exercise price $1,230.00**	197,340
194	S&P 500® Index expires September 2008 exercise price $1,250.00	633,216
200	West Texas Intermediate Crude Oil Futures expires November 2008 exercise price $104.00	792,000
70	West Texas Intermediate Crude Oil Futures expires November 2008 exercise price $105.00	275,800
48	West Texas Intermediate Crude Oil Futures expires May 2009 exercise price $120.00	739,680

Total Purchased Options – Puts (premiums paid $6,464,102)		4,837,773

Money Markets – 0.9%
1,036,056	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	1,036,056
2,180,400	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	2,180,400

Total Money Markets (cost $3,216,456)		3,216,456

Other Securities – 9.0%
10,486,751	Allianz Dresdner Daily Asset Fund†	10,486,751
16,130,171	Repurchase Agreements†	16,130,171
3,863,220	Time Deposits†	3,863,220

Total Other Securities (cost $30,480,142)		30,480,142

Total Investments (total cost $406,871,779) – 109.2%		369,169,737

Securities Sold Short – (1.1)%
Automotive – Cars and Light Trucks – (1.1)%
(11,869)	Volkswagon A.G. (proceeds $3,347,827)	(3,778,801)

Liabilities, net of Cash, Receivables and Other Assets – (8.1)%		(27,511,361)

Net Assets – 100%		$337,879,575

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,169,575	1.4%
Belgium	10,758,208	2.9%
Brazil	7,217,101	2.0%
Canada	10,807,557	2.9%
Cayman Islands	3,050	0.0%
Germany	1,809,130	0.5%
Hong Kong	8,732,779	2.4%
India	35,834,230	9.7%
Indonesia	2,588,983	0.7%
Japan	13,618,137	3.7%
Malaysia	11,702,342	3.2%
Mexico	6,478,602	1.7%
Singapore	9,980,579	2.7%
United Kingdom	4,821,666	1.3%
United States††	239,647,798	64.9%

Total	$369,169,737	100.0%

††	Includes Short-Term Securities and Other Securities (55.8% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.

70  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Germany	$(3,778,801)	100.0%

Total	$(3,778,801)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

Australian Dollar 10/16/08	5,249,000	$4,891,255	$(39,870)
British Pound 11/12/08	2,281,500	4,487,232	(32,794)
Singapore Dollar 10/16/08	11,800,000	8,666,156	28,571

Total		$18,044,643	$(44,093)

Schedule of Written Options – Calls	Value

Annaly Capital Management, Inc. expires January 2009 950 contracts exercise price $20.00	$(19,000)
Chesapeake Energy Corp. expires January 2009 605 contracts exercise price $75.00	(134,613)
Forest Oil Corp. expires November 2008 1,065 contracts exercise price $84.00	(114,168)

Total Written Options – Calls
(Premiums received $704,490)	$(267,781)

Schedule of Written Options – Puts
Chesapeake Energy Corp. expires January 2009 605 contracts exercise price $45.00	$(315,326)
Forest Oil Corp. expires November 2008 835 contracts exercise price $59.00	(687,372)
Forest Oil Corp. expires January 2009 230 contracts exercise price $55.00	(166,106)
S&P 500® Index expires August 2008 195 contracts exercise price $1,150.00	(29,055)

Total Written Options – Puts
(Premiums received $920,648)	$(1,197,859)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  71

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot
The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Adviser Balanced Fund’s Class S Shares returned 0.63% for the one-year period ended July 31, 2008, compared to a -3.41% return by the Balanced Index for the same period. The Balanced Index is a secondary benchmark for the Fund and is composed of a 55% weighting in the S&P 500® Index, the Portfolio’s primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio’s other secondary benchmark. The S&P 500® Index and the Lehman Brothers Government/Credit Index returned -11.09% and 6.18%, respectively.

Market Update

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for financial markets during the twelve-month period ending July 31, 2008. U.S. stock prices peaked early in the period, but as the stresses in the credit markets grew, so did the negative sentiment and volatility. Interest rates trended lower, particularly at the short-end of the curve, as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during much of the time period in an attempt to alleviate the pressures in the credit markets. However, as inflation concerns grew and the Fed shifted its risk assessment from economic growth to inflation in the second quarter of 2008, rates came off of their lows. While the Fed’s aggressive attempts to address the credit crisis helped markets gain their footing in March and April, the Fed’s more hawkish stance in June, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Small-cap stocks outperformed large-caps while growth stocks dominated value names. Financials, which make up the largest sector in the value indices, suffered the worst decline. Consumer discretionary stocks were among the worst performing groups, while the energy sector led the gainers amid oil’s relentless march to near $150 per barrel. In mid-July, however, the price of oil retreated from its record high to finish near $124 per barrel.

Tight credit conditions and concerns over the slowing economy resulted in higher quality segments of the bond market outperforming lower quality areas. U.S. Treasuries were the best performing segment, particularly Treasury Inflation-Protected Securities (TIPS). Widening credit spreads, or a larger difference between the yield on corporate bonds and equivalent Treasury securities, hurt corporate credit’s performance during the period. While credit spreads in general finished off of their highest levels, concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity, remained. As the period came to a close, continued weakness in housing, soft labor markets, a weak consumer, slowing manufacturing activity and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Equity Holdings in the Materials Sector Benefited Fund Performance

The Fund’s performance during this challenging period reflected both our conservative investment philosophy and our dynamic asset allocation strategy, as our equity and fixed-income teams worked together to determine what we believe to be the optimal balance between stocks and bonds. During this period, our concerns over whether risk was being correctly priced in the stock market led us to reduce our allocation to equities, which were weighted about equal with fixed-income holdings by the end of the period.

Within the equity portion of the Fund, performance benefited from overall stock selection, as we continued to focus on our highest conviction names – companies we believe have proven management expertise, sound balance sheets and a demonstrated ability to grow earnings and generate free cash flow even in a weaker economic environment. An overweight allocation to more defensive consumer staples stocks also bolstered our relative performance, as did our below-market weighting in the turbulent financials sector.

Stock selection in the materials sector was especially favorable, due in part to continued strong performance by Potash Corporation of Saskatchewan, a fertilizer company that benefited from growing demand for productive farmland, the limited global supply of potash and the company’s resulting pricing power. While we believe that Potash Corporation’s revenue outlook remains favorable, we trimmed our position in the stock to more accurately reflect our view of the company’s risk/reward profile.

72  Janus Adviser Series  July 31, 2008

(unaudited)

Swiss-based Syngenta, a producer of chemicals and seeds used to protect crops and increase yields, was another standout. Syngenta has benefited from higher prices of corn and soybeans, as well as from improved fundamentals in its Brazilian market as more acreage was planted. Following this period of strong performance, we took some profits on the position but maintain the view that Syngenta will continue to benefit from both its industry position and the strong secular growth trends in agriculture.

Consumer-Related Stocks Weighed on Returns

On a negative note, Fund performance suffered from weakness in a number of consumer discretionary holdings, which have been hurt by faltering consumer confidence and the resulting decline in big ticket spending on everything from autos and homes to vacations. One of our largest detractors for the period was Starwood Hotels & Resorts Worldwide, Inc., which owns a number of luxury and high-end hotel chains such as St. Regis, Westin and Sheraton. As gas prices and airline fares have soared, consumers and businesses alike have cut back on travel, hurting revenues for hotel and resort chains.

Fannie Mae was another detractor. Fannie Mae and its counterpart Freddie Mac are both privately-owned but government-sponsored enterprises (GSEs) charged with enhancing the liquidity of the U.S. housing market. The recent drop in home values across the United States has raised questions about the capitalizations of these GSEs. While the Treasury Department has reiterated its commitment to both supporting and reforming these enterprises, deeply negative sentiment and weak pricing patterns have put downward pressure on their share prices.

Given these pressures, we sold our stake in Fannie Mae during the period.

Overweight in Treasury Bonds Bolstered Performance by Fixed-Income Holdings

Performance on the fixed-income side of the portfolio benefited from a significant overweighting in Treasury bonds, as well as from our decision to underweight credit given what we believed to be poor risk-adjusted returns. Among individual credits, top performers included HCA Inc., which owns and operates hospitals and medical facilities across the United States. We believe HCA benefited from the more defensive nature of the health care business, as well as from its solid cash flow growth, strong interest coverage and valuable hard real estate assets.

Financial Holdings Hindered Fixed-Income Performance

Detractors on the fixed-income side included Morgan Stanley, which, in our view, has suffered from a combination of constrained market liquidity, falling asset prices and reduced investor confidence in financial services firms. We believe these same economic pressures also overshadowed our Ford Motor Credit bonds. The financing arm of Ford Motor Company, Ford Motor Credit also suffered from the slowdown in consumer discretionary spending on automobiles.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the state of the financial sector, availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we will continue to seek to uncover opportunities through fundamental bottom-up research that we believe present an attractive risk/reward profile. While these have been very volatile times, filled with periods of significant uncertainty, preservation of capital remains a primary focus followed by exploiting the opportunities presented by the ever-changing market. Many of our best investment ideas tend to generate free cash flow and are supported by asset-heavy balance sheets and historically recession-resistant businesses. In addition, we are focusing on management teams that have managed through difficult times and understand the importance of balance within their capital structures. All in all, strong businesses with excellent management tend to thrive in volatile times.

Thank you for investing in Janus Adviser Balanced Fund.

Janus Adviser Series  July 31, 2008  73

Janus Adviser Balanced Fund (unaudited)

Janus Adviser Balanced Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3.95%
Syngenta A.G.	1.58%
Syngenta A.G. (ADR)	1.11%
Gilead Sciences, Inc.	0.78%
Encana Corp. (U.S. Shares)	0.71%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	-2.17%
SLM Corp.	-1.60%
American Express Co.	-1.32%
Starwood Hotels & Resorts Worldwide, Inc.	-0.97%
General Electric Co.	-0.76%

5 Top Performers – Sectors

		Fund Weighting	S&P 500® Index
	Fund Contribution	(Average % of Equity)	Weighting

Materials	6.64%	9.02%	3.45%
Energy	1.45%	10.90%	12.97%
Consumer Staples	1.14%	21.07%	10.32%
Utilities	0.00%	0.00%	3.62%
Health Care	-0.02%	11.81%	11.90%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500® Index
	Fund Contribution	(Average % of Equity)	Weighting

Financials	-5.34%	8.73%	17.63%
Consumer Discretionary	-4.21%	11.34%	8.81%
Industrials	-1.60%	12.17%	11.59%
Information Technology	-0.97%	14.85%	16.21%
Telecommunication Services	-0.14%	0.13%	3.49%

74  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Roche Holding A.G. Medical – Drugs	2.5%
ConocoPhillips Oil Companies – Integrated	2.3%
Reckitt Benckiser PLC Soap and Cleaning Preparations	1.8%
Nestle S.A. Food – Diversified	1.7%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	1.6%

9.9%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 1.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  75

Janus Adviser Balanced Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Balanced Fund – Class A Shares

NAV	0.89%	8.04%	6.75%	10.14%	0.87%	0.83%(a)

MOP	–4.92%	6.97%	6.23%	9.99%

Janus Adviser Balanced Fund – Class C Shares

NAV	0.13%	7.50%	6.16%	9.65%	1.63%	1.57%(a)

CDSC	–0.75%	7.50%	6.16%	9.65%

Janus Adviser Balanced Fund – Class I Shares	1.15%	8.04%	6.75%	10.14%	0.61%	0.58%(b)

Janus Adviser Balanced Fund – Class R Shares	0.38%	7.78%	6.50%	10.08%	1.35%	1.33%(c)

Janus Adviser Balanced Fund – Class S Shares	0.63%	8.04%	6.75%	10.14%	1.09%	1.07%(c)

S&P 500® Index	–11.09%	7.03%	2.91%	9.00%

Lehman Brothers Government/Credit Index	6.18%	4.47%	5.68%	5.85%

Balanced Index	–3.41%	6.02%	4.50%	7.86%

Lipper Quartile – Class S Shares	1st	1st	1st	N/A**

Lipper Ranking – Class S Shares based on total returns for Mixed-Asset Target Allocation Moderate Funds	13/453	29/232	8/135	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

76  Janus Adviser Series  July 31, 2008

(unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Balanced Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Janus Adviser Series  July 31, 2008  77

Janus Adviser Balanced Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$980.60	$4.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$976.90	$7.72

Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$982.10	$2.86

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$2.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$978.30	$6.54

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$979.20	$5.27

Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37

†	Expenses are equal to the annualized expense ratio of 0.82% for Class A Shares, 1.57% for Class C Shares, 0.58% for Class I Shares, 1.33% for Class R Shares and 1.07% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

78  Janus Adviser Series  July 31, 2008

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 46.8%
Advertising Sales – 0.3%
55,910	Lamar Advertising Co. – Class A*,#	$2,123,462
Aerospace and Defense – 1.1%
271,580	BAE Systems PLC**	2,414,893
30,195	Boeing Co.	1,845,216
82,180	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	2,511,422
		6,771,531
Agricultural Chemicals – 2.4%
33,120	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	6,765,422
144,370	Syngenta A.G. (ADR)**	8,386,453
		15,151,875
Apparel Manufacturers – 0.7%
376,025	Esprit Holdings, Ltd.	4,019,137
Applications Software – 0.7%
159,625	Microsoft Corp.	4,105,555
Athletic Footwear – 0.5%
54,345	NIKE, Inc. – Class B	3,188,965
Audio and Video Products – 0.2%
29,015	Sony Corp. (ADR)**	1,092,995
Automotive – Cars and Light Trucks – 0.5%
67,629	BMW A.G.**	3,037,781
Beverages – Non-Alcoholic – 0.4%
42,530	Coca-Cola Co.	2,190,295
Brewery – 1.5%
138,050	InBev N.V.**	9,292,945
Building Products – Air and Heating – 0.4%
63,700	Daikin Industries, Ltd.**	2,700,980
Casino Hotels – 1.1%
253,413	Crown, Ltd.	1,871,740
87,900	MGM Mirage*,#	2,550,858
21,785	Wynn Resorts, Ltd.#	2,123,602
		6,546,200
Commercial Services – Finance – 0.6%
31,990	Visa Inc.*	2,337,189
50,825	Western Union Co.	1,404,803
		3,741,992
Computers – 1.6%
22,375	Apple, Inc.*	3,556,506
111,925	Hewlett-Packard Co.	5,014,241
10,015	Research In Motion, Ltd. (U.S. Shares)*	1,230,042
		9,800,789
Computers – Memory Devices – 1.1%
457,245	EMC Corp.*	6,863,247
Cosmetics and Toiletries – 1.7%
150,440	Avon Products, Inc.	6,378,656
53,170	Colgate-Palmolive Co.	3,948,936
		10,327,592
Diversified Operations – 1.7%
443,565	China Merchants Holdings International Company, Ltd.	1,689,632
76,775	Danaher Corp.	6,115,128
835,595	Melco International Development, Ltd.	518,379
16,320	Siemens A.G.**	1,991,436
		10,314,575
E-Commerce/Services – 0.5%
50,745	eBay, Inc.*	1,277,252
133,165	Liberty Media Corp. – Interactive – Class A*	1,868,305
		3,145,557
Electric Products – Miscellaneous – 0.3%
33,070	Emerson Electric Co.	1,610,509
Electronic Components – Semiconductors – 1.5%
7,486	Samsung Electronics Company, Ltd.	4,168,003
217,978	Texas Instruments, Inc.	5,314,303
		9,482,306
Energy – Alternate Sources – 0.2%
32,285	Suntech Power Holdings Company, Ltd. (ADR)*,#	1,080,256
Enterprise Software/Services – 1.5%
426,865	Oracle Corp.*	9,190,403
Finance – Credit Card – 1.2%
201,575	American Express Co.	7,482,464
Finance – Investment Bankers/Brokers – 0.6%
90,800	J.P. Morgan Chase & Co.	3,689,204
Food – Diversified – 1.7%
245,304	Nestle S.A.**	10,752,655
Hotels and Motels – 0.6%
116,690	Starwood Hotels & Resorts Worldwide, Inc.	4,001,300
Machinery – General Industrial – 0.2%
3,037,095	Shanghai Electric Group Company, Ltd.*	1,334,808
Medical – Biomedical and Genetic – 1.5%
39,015	Celgene Corp.*	2,945,242
122,775	Gilead Sciences, Inc.*	6,627,395
		9,572,637
Medical – Drugs – 3.4%
117,090	Merck & Company, Inc.	3,852,261
85,135	Roche Holding A.G.**	15,724,753
35,475	Wyeth	1,437,447
		21,014,461
Medical – HMO – 0.3%
50,825	Coventry Health Care, Inc.*	1,797,680
Medical Instruments – 0.2%
25,215	Medtronic, Inc.	1,332,108
Medical Products – 0.5%
30,650	Nobel Biocare Holding A.G.**	942,927
28,085	Zimmer Holdings, Inc.*	1,935,338
		2,878,265
Multimedia – 0.1%
57,120	News Corporation, Inc. – Class A	807,106
Networking Products – 0.2%
69,785	Cisco Systems, Inc.*	1,534,572
Oil Companies – Exploration and Production – 1.6%
139,500	EnCana Corp. (U.S. Shares)	10,070,505

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  79

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Oil Companies – Integrated – 3.4%
176,565	ConocoPhillips	$14,411,234
62,635	Hess Corp.	6,351,189
		20,762,423
Optical Supplies – 0.3%
11,660	Alcon, Inc. (U.S. Shares)**	2,010,534
Retail – Apparel and Shoe – 0.2%
50,825	Nordstrom, Inc.	1,460,711
Retail – Consumer Electronics – 0.4%
35,155	Yamada Denki Company, Ltd.**	2,374,709
Retail – Drug Store – 1.5%
255,950	CVS/Caremark Corp.	9,342,175
Retail – Jewelry – 0.3%
52,790	Tiffany & Co.	1,994,934
Retail – Restaurants – 0.5%
48,310	McDonald’s Corp.	2,888,455
Soap and Cleaning Preparations – 1.8%
209,281	Reckitt Benckiser PLC**	11,437,302
Telecommunication Equipment – Fiber Optics – 0.8%
242,820	Corning, Inc.	4,858,828
Telephone – Integrated – 0.3%
50,995	AT&T, Inc.	1,571,156
Tobacco – 2.7%
378,945	Altria Group, Inc.	7,711,531
176,955	Philip Morris International, Inc.	9,139,725
		16,851,256
Transportation – Railroad – 1.4%
105,374	Canadian National Railway Co. (U.S. Shares)	5,558,479
37,060	Union Pacific Corp.	3,055,226
		8,613,705
Wireless Equipment – 0.6%
70,700	QUALCOMM, Inc.	3,912,538

Total Common Stock (cost $252,293,910)		290,125,438

Corporate Bonds – 11.7%
Agricultural Chemicals – 0%
$205,000	Mosaic Co., 6.2500% due 12/1/16 (144A)‡	215,250
Automotive – Cars and Light Trucks – 0.1%
645,000	General Motors Nova Financial Corp. 6.8500%, due 10/15/08	633,713
Automotive – Truck Parts and Equipment – Original – 0%
225,000	TRW Automotive, Inc., 7.0000% due 3/15/14 (144A)	198,563
Beverages – Non-Alcoholic – 0.4%
1,320,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13 (144A)	1,333,332
480,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18 (144A)	482,641
590,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38 (144A)	599,863
		2,415,836
Cable Television – 0.4%
$540,000	Comcast Corp., 6.3000% due 11/15/17	536,162
235,000	Cox Communication, Inc., 6.9500% due 6/1/38 (144A)	230,341
620,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	625,243
1,125,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	1,124,752
		2,516,498
Cellular Telecommunications – 0.2%
1,181,000	Rogers Wireless Communications, Inc. 6.3750%, due 3/1/14	1,184,981
Chemicals – Diversified – 0.1%
600,000	E.I. D Pont De Nemours, 5.0000% due 7/15/13	600,786
Coal – 0.1%
595,000	Arch West Finance, 6.7500% due 7/1/13	593,513
Commercial Banks – 0.6%
2,470,000	Credit Suisse New York, 5.0000% due 5/15/13**	2,401,337
1,195,000	U.S. Bank, 5.7000% due 12/15/08	1,205,296
		3,606,633
Consumer Products – Miscellaneous – 0.1%
280,000	Clorox Co., 5.0000% due 3/1/13	274,950
610,000	Clorox Co., 5.9500% due 10/15/17	602,304
		877,254
Data Processing and Management – 0.2%
495,000	Fiserv, Inc., 6.1250% due 11/20/15	495,037
495,000	Fiserv, Inc., 6.8000% due 11/20/17	497,297
		992,334
Diversified Financial Services – 0.2%
970,000	General Electric Capital Corp. 6.7500%, due 3/15/32	973,327
Diversified Operations – 0.6%
670,000	Dover Corp., 5.4500% due 3/15/18	659,634
335,000	Dover Corp., 6.6000% due 3/15/38	344,722
510,000	Eaton Corp., 4.9000% due 5/15/13	508,037
2,335,000	General Electric Co., 5.2500% due 12/6/17	2,262,177
		3,774,570
Electric – Generation – 0.1%
570,000	Allegheny Energy Supply Company LLC 8.2500%, due 4/15/12 (144A)‡	598,500
255,000	Edison Mission Energy, 7.0000% due 5/15/17	240,975
		839,475

See Notes to Schedules of Investments and Financial Statements.

80  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Electric – Integrated – 1.1%
$285,000	Centerpoint Energy Inc., 6.5000% due 5/1/18	$278,726
1,140,000	CMS Energy Corp., 6.3000% due 2/1/12	1,140,939
335,000	Consumers Energy Co. 5.6500%, due 9/15/18	325,418
375,000	Duke Energy Carolinas, 6.0500% due 4/15/38	364,593
270,000	Duke Energy Carolinas, 5.1000% due 4/15/18	262,519
215,000	Pacific Gas and Electric Co. 3.6000%, due 3/1/09	214,947
745,000	Pacific Gas and Electric Co. 4.2000%, due 3/1/11	739,553
195,000	Pacificorp, 6.2500% due 10/15/37	187,259
1,170,000	Tampa Electric, 6.1000% due 5/15/18	1,163,835
1,165,000	Virginia Electric & Power Co. 5.1000%, due 11/30/12	1,163,886
1,190,000	West Penn Power Co., 5.9500% due 12/15/17 (144A)	1,178,890
		7,020,565
Enterprise Software/Services – 0.2%
1,230,000	BMC Software, Inc., 7.2500% due 6/1/18	1,244,461
Fiduciary Banks – 0.1%
525,000	Bank of New York Mellon, 4.5000% due 4/1/13	505,182
Finance – Auto Loans – 0.1%
530,000	Ford Motor Credit Co. LLC, 7.2500% due 10/25/11	400,667
Finance – Investment Bankers/Brokers – 1.1%
1,290,000	Citigroup, Inc., 6.1250% due 11/21/17	1,236,483
268,000	Goldman Sachs Group, Inc., 5.9500% due 1/18/18	254,581
1,395,000	Goldman Sachs Group, Inc., 6.1500% due 4/1/18	1,343,806
2,455,000	J.P. Morgan Chase & Co., 6.0000% due 1/15/18	2,381,930
1,380,000	Morgan Stanley, 5.9500% due 12/28/17	1,216,485
530,000	Morgan Stanley, 6.6250% due 4/1/18	490,590
		6,923,875
Food – Diversified – 0.2%
691,000	General Mills, Inc., 5.2500% due 8/15/13	689,508
355,000	General Mills, Inc., 5.2000% due 3/17/15	349,328
255,000	Kellogg Co., 4.2500% due 3/6/13	248,562
		1,287,398
Food – Retail – 0.2%
$705,000	Kroger Co., 6.4000% due 8/15/17	720,480
280,000	Kroger Co., 6.1500% due 1/15/20	277,047
220,000	Stater Brothers Holdings, Inc. 7.7500%, due 4/15/15	210,100
		1,207,627
Food – Wholesale/Distribution – 0.3%
1,709,000	Supervalu, Inc., 7.5000% due 11/15/14	1,685,501
Independent Power Producer – 0.4%
595,000	NRG Energy, Inc., 7.3750% due 2/1/16	577,150
290,000	NRG Energy, Inc., 7.3750% due 1/15/17	279,850
1,320,000	Reliant Energy, Inc., 7.6250% due 6/15/14	1,273,800
325,000	Reliant Energy, Inc., 7.8750% due 6/15/17#	313,625
		2,444,425
Machinery – Construction and Mining – 0%
310,000	Atlas Copco A.B., 5.6000% due 5/22/17 (144A)§	300,950
Medical – Hospitals – 0.2%
570,000	HCA, Inc., 6.5000% due 2/15/16	474,525
880,000	HCA, Inc., 9.2500% due 11/15/16	906,400
		1,380,925
Medical Products – 0.2%
650,000	Covidien International, 5.4500% due 10/15/12**	646,991
850,000	Covidien International, 6.0000% due 10/15/17**	850,445
		1,497,436
Multimedia – 0.3%
1,285,000	Walt Disney Co., 4.7000% due 12/1/12	1,293,912
305,000	Viacom, Inc., 6.1250% due 10/5/17	287,504
		1,581,416
Office Automation and Equipment – 0.1%
385,000	Xerox Corp., 5.6500% due 5/15/13	381,429
550,000	Xerox Corp., 6.3500% due 5/15/18	532,041
		913,470
Oil Companies – Exploration and Production – 0.2%
320,000	Chesapeake Energy Corp., 7.2500% due 12/15/18	313,600
95,000	Forest Oil Corp., 8.0000% due 12/15/11	96,425
90,000	Forest Oil Corp., 7.2500% due 6/15/19 (144A)	84,600

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  81

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)
$871,000	Forest Oil Corp., 7.2500% due 6/15/19	$818,740
		1,313,365
Pipelines – 0.8%
1,140,000	El Paso Corp., 7.0000% due 6/15/17	1,141,277
255,000	Kinder Morgan Energy Partners L.P. 6.0000%, due 2/1/17	251,835
185,000	Kinder Morgan Energy Partners L.P. 5.9500%, due 2/15/18	180,023
155,000	Kinder Morgan Energy Partners L.P. 6.5000%, due 2/1/37	143,517
185,000	Kinder Morgan Energy Partners L.P. 6.9500%, due 1/15/38	182,480
1,740,000	Kinder Morgan Finance Co., 5.7000% due 1/5/16	1,602,974
265,000	Plains All American Pipeline, 6.5000% due 5/1/18 (144A)	261,956
205,000	Southern Natural Gas Co., 5.9000% due 4/1/17 (144A)	197,183
530,000	Teppco Partners L.P., 6.6500% due 4/15/18	534,427
530,000	Teppco Partners L.P., 7.5500% due 4/15/38	543,267
		5,038,939
Reinsurance – 0.2%
1,245,000	Berkshire Hathaway, 5.000% due 8/15/13 (144A)	1,247,647
Retail – Discount – 0.1%
375,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	372,997
375,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	366,504
		739,501
Retail – Regional Department Stores – 0.2%
1,030,000	May Department Stores Co., 4.8000% due 7/15/09	1,014,776
Special Purpose Entity – 0.1%
450,000	Petroplus Finance, Ltd., 6.7500% due 5/1/14 (144A)	393,750
112,000	Petroplus Finance, Ltd., 7.0000% due 5/1/17 (144A)	96,880
		490,630
Steel – Producers – 0.5%
1,185,000	Arcelormittal, 5.3750% due 6/1/13 (144A)**	1,162,853
850,000	Arcelormittal, 6.1250% due 6/1/18 (144A)**	816,259
1,152,000	Steel Dynamics, Inc., 7.7500% due 4/15/16 (144A)	1,134,720
		3,113,832
Super-Regional Banks – 0.9%
1,240,000	Bank of America Corp., 4.9000% due 5/1/13	1,200,949
1,320,000	Bank of America Corp., 5.6500% due 5/1/18	1,232,157
$695,000	Wachovia Corp., 5.75% due 2/1/18	593,411
2,555,000	Wells Fargo Co., 5.6250% due 12/11/17	2,435,083
		5,461,600
Telephone – Integrated – 0.4%
1,595,000	AT&T, Inc., 4.9500% due 1/15/13	1,595,394
350,000	AT&T, Inc., 5.5000% due 2/1/18	341,645
555,000	AT&T, Inc., 5.6000% due 5/15/18	545,087
		2,482,126
Transportation – Railroad – 0.4%
605,000	Burlington North Santa Fe, 5.7500% due 3/15/18	590,583
515,000	Canadian National Railway Co. 4.2500%, due 8/1/09	517,973
1,115,000	Union Pacific Corp., 5.7000% due 8/15/18	1,077,285
		2,185,841
Wireless Equipment – 0.3%
1,245,000	Rogers Communications, 6.8000% due 8/15/18	1,246,668
315,000	Rogers Communications, 7.5000% due 8/15/38	316,263
		1,562,931

Total Corporate Bonds (cost $73,326,720)		72,467,819

Mortgage Backed Securities – 7.8%
U.S. Government Agencies – 7.8%
	Fannie Mae:
$10,140,000	5.5000%, due 9/25/22Ç	10,171,687
1,398,624	4.5000%, due 6/1/23	1,341,532
2,410,000	6.0000%, due 4/1/37Ç	2,420,544
1,100,945	5.5000%, due 6/1/37	1,078,509
1,080,035	6.5000%, due 10/1/37Ç	1,108,712
2,395,000	6.5000%, due 10/1/37Ç	2,458,591
1,131,302	6.0000%, due 3/1/38	1,137,630
1,140,841	5.0000%, due 5/1/38	1,084,168
6,102,000	5.0000%, due 5/1/38Ç	5,793,086
1,151,467	5.5000%, due 5/1/38	1,127,886
2,291,039	5.5000%, due 5/1/38	2,244,121
1,167,308	5.5000%, due 6/1/38	1,143,402
1,167,852	5.5000%, due 6/1/38	1,143,936
6,103,001	5.5000%, due 6/1/38Ç	5,971,407
4,790,000	6.0000%, due 6/1/38Ç	4,810,956
485,001	5.5000%, due 7/1/38Ç	474,543
	Freddie Mac:
1,130,323	4.5000%, due 4/1/23	1,082,770
529,030	5.5000%, due 2/1/38	517,700
1,052,098	5.0000%, due 4/1/38	999,175
262,091	4.5000%, due 5/1/38	240,272
884,957	4.5000%, due 5/1/38	811,284
1,147,229	5.0000%, due 5/1/38	1,089,521

Total Mortgage Backed Securities (cost $48,630,157)		48,251,432

See Notes to Schedules of Investments and Financial Statements.

82  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Preferred Stock – 0.1%
Food – Diversified – 0.1%
3	Heinz (H.J.) Co., 8.00% (144A) (cost $300,000)	$296,813

U.S. Government Agencies – 1.9%
	Fannie Mae:
$1,000,000	5.2500%, due 1/15/09	1,011,420
465,000	6.3750%, due 6/15/09	479,414
2,365,000	3.8750%, due 7/12/13#	2,348,442
1,185,000	5.3750%, due 6/12/17#	1,251,116
1,185,000	6.6250%, due 11/15/30	1,407,948
	Freddie Mac:
520,000	5.7500%, due 3/15/09	529,431
2,365,000	3.7500%, due 6/28/13	2,335,759
1,190,000	4.8750%, due 6/13/18#	1,209,229
1,180,000	6.2500%, due 7/15/32	1,350,340

Total U.S. Government Agencies (cost $12,036,530)		11,923,099

U.S. Treasury Notes/Bonds – 24.3%
	U.S. Treasury Notes/Bonds:
4,329,000	4.3750%, due 11/15/08#	4,361,130
1,586,000	4.7500%, due 12/31/08	1,605,205
6,028,000	4.8750%, due 1/31/09**,#	6,118,890
5,980,000	4.5000%, due 2/15/09	6,060,826
4,050,000	3.1250%, due 4/15/09#	4,076,896
528,000	4.8750%, due 5/15/09#	539,014
3,885,000	4.8750%, due 5/31/09#	3,969,075
5,021,000	6.0000%, due 8/15/09#	5,210,854
3,221,000	4.6250%, due 11/15/09	3,317,881
4,336,000	3.2500%, due 12/31/09#	4,391,215
5,060,000	2.1250%, due 1/31/10	5,046,166
6,192,000	4.0000%, due 4/15/10#	6,357,444
1,051,000	4.5000%, due 5/15/10#	1,089,263
1,925,000	2.6250%, due 5/31/10#	1,930,715
1,706,000	3.6250%, due 6/15/10	1,742,920
3,635,000	2.8750%, due 6/30/10#	3,661,412
6,116,000	4.5000%, due 11/15/10**,#	6,370,193
10,026,000	4.5000%, due 2/28/11**,#	10,465,419
4,514,000	4.8750%, due 4/30/11**	4,763,326
600,000	4.8750%, due 5/31/11#	633,515
3,265,000	5.1250%, due 6/30/11	3,473,398
2,400,000	4.8750%, due 7/31/11#	2,539,874
4,280,000	5.0000%, due 8/15/11#	4,549,841
945,000	4.1250%, due 8/31/12	982,062
3,020,000	3.3750%, due 11/30/12#	3,048,784
135,000	2.8750%, due 1/31/13#	133,376
5,580,000	2.7500%, due 2/28/13#	5,472,323
488,000	2.5000%, due 3/31/13#	473,208
1,711,149	2.0000%, due 4/15/13ÇÇ,#	1,671,979
431,000	3.1250%, due 4/30/13#	429,081
30,000	3.5000%, due 5/31/13	30,333
2,102,000	3.3750%, due 6/30/13#	2,112,182
2,526,000	4.2500%, due 8/15/14#	2,643,222
295,000	4.1250%, due 5/15/15	306,201
3,081,000	4.2500%, due 8/15/15#	3,216,034
1,705,000	4.5000%, due 2/15/16#	1,799,841
3,121,000	7.2500%, due 5/15/16**	3,835,659
524,000	4.8750%, due 8/15/16#	563,341
1,463,000	4.5000%, due 5/15/17#	1,526,434
2,117,000	4.2500%, due 11/15/17#	2,164,467
1,726,413	2.0000%, due 1/15/18ÇÇ,#	1,720,614
$65,000	3.5000%, due 2/15/18#	62,629
1,917,000	3.8750%, due 5/15/18#	1,900,525
1,309,000	7.8750%, due 2/15/21**	1,742,094
2,635,000	6.0000%, due 2/15/26**,#	3,069,981
220,000	5.2500%, due 2/15/29#	236,517
4,008,127	3.3750%, due 4/15/32ÇÇ	4,947,219
837,000	4.7500%, due 2/15/37#	854,525
1,320,000	5.0000%, due 5/15/37#	1,402,397
12,510,000	4.3750%, due 2/15/38**,#	12,055,536

Total U.S. Treasury Notes/Bonds (cost $149,496,745)		150,675,036

Money Markets – 11.7%
11,222,276	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	11,222,276
61,190,710	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	61,190,710

Total Money Markets (cost $72,412,986)		72,412,986

Other Securities – 16.2%
20,643,119	Allianz Dresdner Daily Asset Fund†	20,643,119
	Repurchase Agreements:
2,757,958	Bank of America Securities LLC 2.0200%, due 8/1/08†	2,757,958
8,650,160	BNP Paribas 2.0800%, due 8/1/08†	8,650,160
5,766,773	Credit Suisse Securities (USA) LLC 2.0700%, due 8/1/08†	5,766,773
11,533,546	Deutsche Bank Securities, Inc. 2.0800%, due 8/1/08†	11,533,546
2,883,387	Morgan Stanley and Company, Inc. 2.0500%, due 8/1/08†	2,883,387
		31,591,824
	Time Deposits:
5,736,337	Abbey National Treasury, N.A. 2.1500%, 8/1/08†	5,736,337
5,766,773	Calyon, N.A. 2.2000%, 8/1/08†	5,766,773
5,371,422	Danske Bank, Cayman Islands, N.A. 2.2000%, 8/1/08†	5,317,422
5,766,773	Dexia Bank S.A., Brussels, N.A. 2.2000%, 8/1/08†	5,766,773
256,193	DNB Nor Bank ASA, N.A. 2.0600%, 8/1/08†	256,193
5,766,773	ING Bank N.V., Amsterdam, N.A. 2.2000%, 8/1/08†	5,766,773
5,766,773	Lloyd’s TSB Group PLC, N.A. 2.1500%, 8/1/08†	5,766,773
5,766,773	Rabobank, London, N.A. 2.1875%, 8/1/08†	5,766,773
5,766,773	Svenska Handelsbanken, N.A. 2.1875%, 8/1/08†	5,766,773
2,232,925	Wells Fargo Bank, N.A. 2.0000%, 8/1/08†	2,232,925
		48,143,515

Total Other Securities (cost $100,378,458)		100,378,458

Total Investments (total cost $708,875,506) – 120.5%		746,531,081

Liabilities, net of Cash, Receivables and Other Assets – (20.5)%		(127,161,212)

Net Assets – 100%		$619,369,869

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  83

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,871,740	0.3%
Belgium	9,292,945	1.2%
Bermuda	4,019,137	0.5%
Brazil	2,511,422	0.3%
Canada	27,564,089	3.7%
Cayman Islands	1,080,256	0.1%
China	1,431,688	0.2%
Germany	5,029,217	0.7%
Hong Kong	2,208,011	0.3%
Japan	6,168,684	0.8%
South Korea	4,168,003	0.6%
Switzerland	37,817,322	5.1%
United Kingdom	13,852,195	1.9%
United States††	629,516,372	84.3%

Total	$746,531,081	100.0%

††	Includes Short-Term Securities and Other Securities (61.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain/(Loss)

British Pound 8/14/08	300,000	$593,934	$(12,939)
British Pound 10/23/08	1,275,000	2,510,813	(20,228)
British Pound 11/12/08	1,065,000	2,094,251	(47,182)
Euro 10/23/08	1,860,000	2,887,796	(17,072)
Japanese Yen 8/14/08	108,000,000	1,002,022	14,037
Swiss Franc 11/12/08	7,300,000	6,977,547	67,493

Total		$16,066,363	$(15,891)

See Notes to Schedules of Investments and Financial Statements.

84  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  85

Statements of Assets and Liabilities

	Janus Adviser
As of July 31, 2008	Large Cap	Janus Adviser
(all numbers in thousands except net asset value per share)	Growth Fund	Forty Fund

Assets:
Investments at cost(1)	$179,688	$5,977,138
Unaffiliated investments at value(1)	$178,072	$6,529,442
Affiliated money market investments	5,204	$582,738
Cash	268	3,555
Cash denominated in foreign currency(2)	–	–
Restricted cash (Note 1)	550	–
Deposits with broker for short sales	–	–
Receivables:
Investments sold	2,159	11,187
Fund shares sold	64	173,729
Dividends	206	7,153
Interest	19	1,373
Non-interested Trustees’ deferred compensation	4	52
Due from adviser	–	–
Other assets	–	6
Variation margin	–	13,939
Forward currency contracts	44	–
Total Assets	186,590	7,323,174
Liabilities:
Payables:
Short sales, at value(3)	–	–
Options written, at value(4)	345	–
Collateral for securities loaned (Note 1)	960	333,852
Investments purchased	2,019	–
Fund shares repurchased	247	11,100
Dividends	–	–
Advisory fees	63	3,276
Transfer agent fees and expenses	2	9
Administrative services fees – Class R Shares	–	20
Administrative services fees – Class S Shares	26	824
Distribution fees – Class A Shares	2	338
Distribution fees – Class C Shares	4	438
Distribution fees – Class R Shares	–	41
Distribution fees – Class S Shares	26	824
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	3	37
Non-interested Trustees’ deferred compensation fees	4	52
Foreign tax liability	–	–
Accrued expenses and other payables	39	43
Variation margin	–	–
Forward currency contracts	92	–
Total Liabilities	3,832	350,854
Net Assets	$182,758	$6,972,320
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$208,675	$5,674,080
Undistributed net investment income/(loss)*	621	(62)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(30,334)	167,649
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,796	1,130,653
Total Net Assets	$182,758	$6,972,320
Net Assets – Class A Shares	$9,155	$1,639,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	387	41,200
Net Asset Value Per Share(6)	$23.66	$39.79
Maximum Offering Price Per Share(7)	$25.10	$42.22
Net Assets – Class C Shares	$4,489	$537,822
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	192	13,869
Net Asset Value Per Share(6)	$23.39	$38.78
Net Assets – Class I Shares	$46,166	$783,030
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,785	19,679
Net Asset Value Per Share	$25.86	$39.79
Net Assets – Class R Shares	$381	$101,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16	2,600
Net Asset Value Per Share	$23.28	$39.07
Net Assets – Class S Shares	$122,567	$3,910,499
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,201	99,086
Net Asset Value Per Share	$23.56	$39.47

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $939,195, $325,085,120, $1,967,410, $44,992,335, $465,833, $6,223,255, $2,577,868, $29,455,070 and $98,124,552 of securities loaned for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund, respectively (Note 1).
(2)	Includes cost of $7,179, $778,176, $16,968, and $46,502 for Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Fundamental Equity Fund and Janus Adviser Contrarian Fund, respectively.
(3)	Includes proceeds of $330,928, $78,056, and $3,347,827 on short sales for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, and Janus Adviser Contrarian Fund, respectively.
(4)	Includes premiums of $600,659, $684,598, $3,123, and $1,625,138 on written options for Janus Adviser Large Cap Growth Fund, Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, and Janus Adviser Contrarian Fund, respectively.
(5)	Net of foreign taxes on investments of $9,787, $390, and $2,255 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, and Janus Contrarian Fund, respectively.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

86  Janus Adviser Series  July 31, 2008

	Janus Adviser	Janus Adviser	Janus Adviser
Janus Adviser	Mid Cap	Small-Mid	Growth and Income	Janus Adviser Fundamental	Janus Adviser	Janus Adviser
Orion Fund	Growth Fund	Growth Fund	Fund	EquityFund	Contrarian Fund	Balanced Fund

$65,601	$638,931	$6,319	$150,126	$81,114	$406,872	$708,876
$59,237	$589,562	$5,605	$149,696	$75,893	$365,954	$674,118
$5,100	$31,660	$204	2,610	2,582	3,216	72,413
601	2,659	50	1,240	163	376	2,990
7	778	–	–	17	47	–
980	–	–	–	–	–	–
331	–	78	–	–	3,348	–

1,158	8,330	95	1,080	2,982	31	1,218
352	3,081	–	36	122	1,845	3,375
162	403	3	213	102	403	425
1	27	1	71	1	22	3,424
1	11	–	3	1	7	12
42	–	32	–	–	–	–
–	21	1	–	–	34	–
–	–	–	–	–	–	–
10	–	–	7	11	29	82
67,982	636,532	6,069	154,956	81,874	375,312	758,057

341	–	81	–	–	3,779	–
442	–	5	–	–	1,466	–
2,067	46,480	488	6,387	2,650	30,480	100,378
2,368	4,073	36	62	4,055	198	37,098
108	485	5	611	91	1,028	579
–	–	–	–	–	–	5
30	231	3	80	3	197	229
3	3	3	5	5	12	3
–	3	–	1	–	1	1
2	39	–	21	8	2	101
7	14	–	9	4	35	12
10	15	1	5	11	118	32
1	6	1	1	1	1	2
2	40	–	21	8	2	101
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
2	3	2	3	2	3	9
1	11	–	3	1	7	12
10	–	–	–	–	2	–
30	15	28	29	36	28	27
–	–	–	–	–	–	–
8	2	–	69	4	73	98
5,432	51,420	653	7,307	6,879	37,432	138,687
$62,550	$585,112	$5,416	$147,649	$74,995	$337,880	$619,370

$63,653	$650,347	$5,744	$146,747	$73,984	$384,044	$554,190
138	34	–	498	317	(109)	2,323
(196)	(47,555)	187	(1,713)	3,328	(8,033)	25,220
(1,045)(5)	(17,714)	(515)(5)	2,117	(2,634)	(38,022)(5)	37,637
$62,550	$585,112	$5,416	$147,649	$74,995	$337,880	$619,370
$33,753	$68,012	$1,989	$41,778	$19,250	$169,763	$63,292
2,301	1,910	167	3,165	1,125	13,065	2,568
$14.67	$35.60	$11.91	$13.20	$17.12	$12.99	$24.64
$15.57	$37.77	$12.64	$14.01	$18.16	$13.79	$26.15
$12,385	$19,016	$1,207	$5,848	$13,011	$138,626	$42,943
862	551	104	440	777	10,891	1,701
$14.37	$34.52	$11.63	$13.28	$16.73	$12.73	$25.25
$1,718	$290,594	$818	$1,327	$1,503	$18,198	$21,948
117	8,136	68	100	88	1,394	896
$14.74	$35.72	$11.98	$13.23	$17.13	$13.05	$24.50
$1,361	$15,688	$999	$2,897	$1,827	$2,773	$4,456
94	449	85	222	109	216	180
$14.48	$34.92	$11.71	$13.07	$16.80	$12.83	$24.73
$13,333	$191,802	$403	$95,799	$39,404	$8,520	$486,731
915	5,443	34	7,202	2,316	660	19,539
$14.57	$35.24	$11.81	$13.30	$17.01	$12.90	$24.91

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  87

Statements of Operations

	Janus Adviser
For the fiscal year ended July 31, 2008	Large Cap	Janus Adviser
(all numbers in thousands)	Growth Fund	Forty Fund

Investment Income:
Interest	$70	$76
Securities lending income	37	594
Dividends	2,902	38,819
Dividends from affiliates	468	18,903
Foreign tax withheld	(176)	(2,929)
Total Investment Income	3,301	55,463
Expenses:
Advisory fees	1,320	34,247
Transfer agent expenses	12	72
Registration fees	72	153
Custodian fees	52	124
Professional fees	24	22
Non-interested Trustees’ fees and expenses	9	131
Printing expenses	38	37
System fees	31	31
Short sales dividend expenses	–	–
Distribution fees – Class A Shares	20	2,882
Distribution fees – Class C Shares	41	3,201
Distribution fees – Class R Shares	1	269
Distribution fees – Class S Shares	365	8,840
Administrative services fees – Class R Shares	1	134
Administrative services fees – Class S Shares	365	8,840
Networking fees – Class A Shares	1	898
Networking fees – Class C Shares	2	280
Networking fees – Class I Shares	–	9
Other expenses	17	52
Non-recurring costs (Note 2)	–	1
Costs assumed by Janus Capital Management LLC (Note 2)	–	(1)
Total Expenses	2,371	60,222
Expense and Fee Offset	(3)	(77)
Net Expenses	2,368	60,145
Less: Excess Expense Reimbursement	(203)	(772)
Net Expenses after Expense Reimbursement	2,165	59,373
Net Investment Income/(Loss)	1,136	(3,910)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	23,573	174,618
Net realized gain/(loss) from short sales	–	–
Net realized gain/(loss) from swap contracts	–	–
Net realized gain/(loss) from options contracts	44	–
Change in unrealized net appreciation/(depreciation) of investments, short sales, foreign currency translations and non-interested Trustees’ deferred compensation	(38,732)	321,686
Net Gain/(Loss) on Investments	(15,115)	496,304
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(13,979)	$492,394

(1)	Net of foreign taxes on investments of $9,787, $390, and $2,255 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.

88  Janus Adviser Series  July 31, 2008

	Janus Adviser	Janus Adviser	Janus Adviser
Janus Adviser	Mid Cap	Small-Mid	Growth and Income	Janus Adviser Fundamental	Janus Adviser	Janus Adviser
Orion Fund	Growth Fund	Growth Fund	Fund	EquityFund	Contrarian Fund	Balanced Fund

$1	$11	$–	$89	$14	$7	$10,687
3	138	5	51	22	333	594
498	1,983	42	4,484	1,370	3,876	5,443
113	782	10	154	85	227	657
(13)	(45)	(1)	(141)	(27)	(246)	(238)
602	2,869	56	4,637	1,464	4,197	17,143

207	1,737	36	1,262	521	1,835	3,052
20	19	10	18	17	42	19
60	92	61	79	79	70	73
36	35	24	52	30	264	40
22	24	29	22	22	26	22
6	10	4	9	6	11	20
35	37	36	35	35	36	39
32	31	29	28	29	31	37
5	–	–	–	–	–	–
44	79	5	134	46	289	73
88	142	14	83	144	1,244	239
6	35	5	17	2	12	7
10	361	1	343	132	33	1,224
3	17	3	8	1	6	3
10	361	1	343	132	33	1,224
5	18	1	25	7	31	8
6	18	1	7	6	67	7
–	–	–	–	–	2	–
12	23	11	15	14	13	18
–	–	–	–	–	–	–
–	–	–	–	–	–	–
607	3,039	271	2,480	1,223	4,045	6,105
(3)	(6)	(1)	(4)	(2)	(6)	(13)
604	3,033	270	2,476	1,221	4,039	6,092
(124)	(250)	(182)	–	(154)	–	(139)
480	2,783	88	2,476	1,067	4,039	5,953
122	86	(32)	2,161	397	158	11,190

(440)	22,863	408	6,814	5,299	(4,339)	34,312
(217)	–	12	–	–	–	–
–	–	–	(388)	(139)	–	–
542	–	25	(560)	121	(3,005)	–
(2235)(1)	(58,066)	(870)(1)	(39,758)	(15,767)	(44,098)(1)	(44,239)
(2,350)	(35,203)	(425)	(33,892)	(10,486)	(51,442)	(9,927)
$(2,228)	$(35,117)	$(457)	$(31,731)	$(10,089)	$(51,284)	$1,263

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  89

Statements of Changes in Net Assets

	Janus Adviser
	Large Cap		Janus Adviser		Janus Adviser
For each fiscal year ended July 31	Growth Fund		Forty Fund		Orion Fund
(all numbers in thousands)	2008	2007	2008	2007(1)	2008	2007

Operations:
Net investment income/(loss)	$1,136	$244	$(3,910)	$2,945	$122	$5
Net realized gain/(loss) from investment and foreign currency transactions	23,573	8,378	174,618	2,590	(440)	21
Net realized gain/(loss) from short sales	–	–	–	873	(217)	–
Net realized gain/(loss) from swap contracts	–	61	–	–	–	–
Net realized gain/(loss) from options contracts	44	–	–	–	542	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(38,732)	20,764	321,686	535,805	(2,235)	1,104
Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,979)	29,447	492,394	542,213	(2,228)	1,130
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(42)	(1)	(1,823)	(370)	(27)	–
Class C Shares	–	–	–	–	–	–
Class I Shares	(362)	(1)	(1,141)	(95)	(3)	–
Class R Shares	(1)	–	–	(19)	–	–
Class S Shares	(361)	(16)	(1,495)	(1,319)	(2)	–
Net realized gain from investment transactions*
Class A Shares	–	–	(152)	(11,013)	(29)	–
Class C Shares	–	–	(42)	(2,228)	(18)	–
Class I Shares	–	–	(47)	(1,029)	(2)	–
Class R Shares	–	–	(6)	(363)	(3)	–
Class S Shares	–	–	(534)	(57,297)	(5)	–
Tax return of capital*
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(766)	(18)	(5,240)	(73,733)	(89)	–
Capital Share Transactions:
Shares sold
Class A Shares	6,248	6,251	1,216,928	365,566	37,981	2,770
Class C Shares	2,126	1,534	438,553	84,422	11,387	2,715
Class I Shares	60,308	699	750,658	83,081	2,040	225
Class R Shares	418	3	91,466	17,030	5,949	762
Class S Shares	45,535	44,222	2,443,103	1,225,782	17,170	419
Reinvested dividends and distributions
Class A Shares	38	1	425	453	34	–
Class C Shares	–	–	19	1,541	10	–
Class I Shares	359	1	245	36	4	–
Class R Shares	1	–	4	275	3	–
Class S Shares	315	16	2,015	58,194	6	–
Shares repurchased
Class A Shares	(2,242)	(396)	(323,099)	(68,264)	(5,638)	(198)
Class C Shares	(577)	(911)	(49,905)	(13,228)	(1,767)	(132)
Class I Shares	(11,635)	(208)	(83,190)	(1,665)	(478)	(10)
Class R Shares	(18)	–	(12,837)	(4,583)	(5,901)	(49)
Class S Shares	(71,543)	(68,477)	(1,574,516)	(425,403)	(4,773)	(82)
Net Increase/(Decrease) from Capital Share Transactions	29,333	(17,265)	2,899,869	1,323,237	56,027	6,420
Net Increase/(Decrease) in Net Assets	14,588	12,164	3,387,023	1,791,717	53,710	7,550
Net Assets:
Beginning of period	168,170	156,006	3,585,297	1,793,580	8,840	1,290
End of period	$182,758	$168,170	$6,972,320	$3,585,297	$62,550	$8,840

Undistributed net investment income/(loss)*	$621	$223	$(62)	$3,506	$138	$4

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

90  Janus Adviser Series  July 31, 2008

Janus Adviser		Janus Adviser
Mid Cap		Small-Mid		Janus Adviser		Janus Adviser Fundamental		Janus Adviser		Janus Adviser
Growth Fund		Growth Fund		Growth and Income Fund		Equity Fund		Contrarian Fund		Balanced Fund
2008	2007(1)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

$86	$(267)	$(32)	$(24)	$2,161	$5,117	$397	$82	$158	$(107)	$11,190	$10,605
22,863	8,012	408	405	6,814	37,868	5,299	6,799	(4,339)	1,704	34,312	51,213
–	–	12	–	–	–	–	–	–	–	–	–
–	–	–	(1)	(388)	11	(139)	(2)	–	(308)	–	–
–	–	25	–	(560)	29	121	4	(3,005)	–	–	–
(58,066)	16,064	(870)	412	(39,758)	3,558	(15,767)	4,803	(44,098)	6,048	(44,239)	10,430
(35,117)	23,809	(457)	792	(31,731)	46,583	(10,089)	11,686	(51,284)	7,337	1,263	72,248

–	–	–	–	(841)	(48)	(65)	(4)	–	(24)	(688)	(84)
–	–	–	–	(71)	(64)	–	–	–	(3)	(381)	(264)
–	–	–	–	(25)	(2)	(4)	(1)	–	(1)	(393)	(18)
–	–	–	–	(35)	(42)	–	–	–	–	(30)	(1)
–	–	–	–	(1,477)	(3,049)	(45)	(79)	–	(3)	(9,491)	(9,665)

–	–	(185)	(8)	(11,679)	(180)	(1,470)	(104)	(878)	(1)	(1,698)	(82)
–	–	(121)	(9)	(1,485)	(615)	(1,102)	(992)	(1,123)	(1)	(1,575)	(1,270)
–	–	(75)	(6)	(319)	(8)	(79)	(9)	(105)	–	(1,340)	(1)
–	–	(97)	(4)	(582)	(202)	(10)	(8)	(24)	–	(56)	(3)
–	–	(41)	(3)	(23,096)	(17,279)	(4,087)	(4,163)	(150)	–	(39,942)	(36,749)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	N/A	N/A	N/A
–	–	(519)	(30)	(39,610)	(21,489)	(6,862)	(5,360)	(2,280)	(33)	(55,594)	(48,137)

72,866	4,939	2,175	299	78,701	2,357	25,964	734	182,479	47,038	61,466	12,090
13,111	4,649	471	314	1,285	2,944	3,175	2,079	107,154	71,157	28,344	2,301
323,852	7,338	114	397	2,402	96	1,995	74	21,915	7,475	38,911	2,943
15,890	2,530	867	52	923	1,855	1,995	81	3,619	838	5,508	17
155,416	46,537	371	72	23,053	56,765	23,941	37,288	10,212	12,411	124,237	76,896

–	–	144	7	12,122	87	1,481	68	470	7	2,100	120
–	–	67	6	1,128	490	834	796	593	2	1,654	1,210
–	–	75	6	25	9	15	9	86	1	1,722	19
–	–	92	4	604	244	10	9	24	–	79	3
–	–	41	3	23,917	20,031	4,114	4,220	143	2	49,420	46,388

(7,219)	(883)	(1,026)	(241)	(29,986)	(529)	(5,163)	(704)	(40,740)	(2,490)	(8,230)	(1,070)
(2,702)	(868)	(355)	(52)	(3,095)	(3,426)	(2,208)	(2,277)	(22,259)	(1,857)	(3,515)	(3,093)
(15,282)	(232)	(100)	(33)	(696)	(14)	(498)	(17)	(7,079)	(1,314)	(19,756)	(42)
(1,771)	(711)	(263)	–	(837)	(788)	(73)	(71)	(1,660)	(55)	(937)	–
(68,123)	(48,122)	(359)	(108)	(136,524)	(135,597)	(54,645)	(25,546)	(12,429)	(1,830)	(131,789)	(163,979)
486,038	15,177	2,314	726	(26,978)	(55,476)	937	16,743	242,528	131,385	149,214	(26,197)
450,921	38,986	1,338	1,488	(98,319)	(30,382)	(16,014)	23,069	188,964	138,689	94,883	(2,086)

134,191	95,205	4,078	2,590	245,968	276,350	91,009	67,940	148,916	10,227	524,487	526,573
$585,112	$134,191	$5,416	$4,078	$147,649	$245,968	$74,995	$91,009	$337,880	$148,916	$619,370	$524,487

$34	$(150)	$–	$(4)	$498	$849	$317	$82	$(109)	$(71)	$2,323	$2,125

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  91

Financial Highlights

Class A Shares

For a share outstanding during	Janus Adviser Large Cap Growth Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$25.49	$21.31	$21.07	$18.80
Income from Investment Operations:
Net investment income/(loss)	.18	.02	.01	.05
Net gain/(loss) on securities (both realized and unrealized)	(1.86)	4.23	.23	2.22
Total from Investment Operations	(1.68)	4.25	.24	2.27
Less Distributions:
Dividends (from net investment income)*	(.15)	(.07)	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.15)	(.07)	–	–
Net Asset Value, End of Period	$23.66	$25.49	$21.31	$21.07
Total Return**	(6.65)%	19.96%	1.14%	12.07%
Net Assets, End of Period (in thousands)	$9,155	$5,797	$52	$20
Average Net Assets for the Period (in thousands)	$7,967	$1,299	$31	$14
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.92%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.91%	0.91%	0.91%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	0.27%	0.32%	0.07%
Portfolio Turnover Rate***	97%	26%	81%	62%

For a share outstanding during	Janus Adviser Forty Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$34.52	$28.44	$27.41	$22.32
Income from Investment Operations:
Net investment income/(loss)	.03	.04	.06	.02
Net gain/(loss) on securities (both realized and unrealized)	5.32	7.11	.97	5.07
Total from Investment Operations	5.35	7.15	1.03	5.09
Less Distributions:
Dividends (from net investment income)*	(.07)	(.03)	–	–
Distributions (from capital gains)*	(.01)	(1.04)	–	–
Total Distributions	(.08)	(1.07)	–	–
Net Asset Value, End of Period	$39.79	$34.52	$28.44	$27.41
Total Return**	15.49%	25.58%	3.76%	22.80%
Net Assets, End of Period (in thousands)	$1,639,379	$654,807	$285,721	$30,042
Average Net Assets for the Period (in thousands)	$1,152,690	$377,917	$216,262	$7,814
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	0.95%(3)	0.93%(3)	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	0.94%(3)	0.93%(3)	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	0.33%	0.39%	0.13%
Portfolio Turnover Rate***	40%	22%	55%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.92% and 0.92%, respectively, in 2007, and 0.92% and 0.92%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

92  Janus Adviser Series  July 31, 2008

Class A Shares

For a share outstanding during	Janus Adviser Orion Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.74	$10.88	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	–	.03
Net gain/(loss) on securities (both realized and unrealized)	(.06)	3.86	.85
Total from Investment Operations	(.01)	3.86	.88
Less Distributions:
Dividends (from net investment income)*	(.03)	–	–
Distributions (from capital gains)*	(.03)	–	–
Total Distributions	(.06)	–	–
Net Asset Value, End of Period	$14.67	$14.74	$10.88
Total Return	(0.07)%	35.48%	8.80%
Net Assets, End of Period (in thousands)	$33,753	$3,264	$342
Average Net Assets for the Period (in thousands)	$17,619	$1,217	$300
Ratio of Gross Expenses to Average Net Assets(1)	1.22%(2)	1.24%	1.55%
Ratio of Net Expenses to Average Net Assets(1)	1.22%(2)	1.20%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.64%	0.49%	0.07%
Portfolio Turnover Rate	83%	18%	57%

For a share outstanding during	Janus Adviser Mid Cap Growth Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$35.66	$28.07	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.02)	.02	.04
Net gain/(loss) on securities (both realized and unrealized)	(.05)	7.61	1.26	5.00
Total from Investment Operations	(.06)	7.59	1.28	5.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$35.60	$35.66	$28.07	$26.79
Total Return**	(0.17)%	27.04%	4.78%	23.17%
Net Assets, End of Period (in thousands)	$68,012	$5,882	$1,349	$325
Average Net Assets for the Period (in thousands)	$31,685	$2,670	$817	$164
Ratio of Gross Expenses to Average Net Assets***(1)	0.90%	0.90%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(1)	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	0.04%	(0.12)%	(0.28)%
Portfolio Turnover Rate***	55%	35%	43%	32%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.21% and 1.20%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  93

Financial Highlights (continued)

Class A Shares

For a share outstanding during	Janus Adviser Small-Mid Growth Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$13.66	$10.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.01
Net gain/(loss) on securities (both realized and unrealized)	(.56)	3.10	.64
Total from Investment Operations	(.54)	3.13	.65
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$11.91	$13.66	$10.65
Total Return	(4.85)%	29.50%	6.50%
Net Assets, End of Period (in thousands)	$1,989	$1,083	$808
Average Net Assets for the Period (in thousands)	$1,920	$895	$513
Ratio of Gross Expenses to Average Net Assets(1)	1.32%(2)	1.33%	1.52%
Ratio of Net Expenses to Average Net Assets(1)	1.30%(2)	1.30%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.32)%	(0.46)%	(0.04)%
Portfolio Turnover Rate	85%	100%	261%

For a share outstanding during	Janus Adviser Growth and Income Fund
each fiscal year or period ended July 31	2008	2007	2006(3)	2005(4)

Net Asset Value, Beginning of Period	$19.19	$17.71	$17.29	14.64
Income from Investment Operations:
Net investment income/(loss)	0.22	.30	.24	.07
Net gain/(loss) on securities (both realized and unrealized)	(2.80)	2.71	.65	2.65
Total from Investment Operations	(2.58)	3.01	.89	2.72
Less Distributions:
Dividends (from net investment income)*	(.23)	(.32)	(.24)	(.07)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)	–
Total Distributions	(3.41)	(1.53)	(.47)	(.07)
Net Asset Value, End of Period	$13.20	$19.19	$17.71	$17.29
Total Return**	(16.06)%	17.62%	5.08%	18.62%
Net Assets, End of Period (in thousands)	$41,778	$3,346	$1,251	$158
Average Net Assets for the Period (in thousands)	$53,589	$2,727	$657	$72
Ratio of Gross Expenses to Average Net Assets***(1)	1.00%	1.00%	1.09%	0.98%
Ratio of Net Expenses to Average Net Assets***(1)	1.00%	0.99%	1.09%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.41%	2.12%	1.76%	0.46%
Portfolio Turnover Rate***	69%	54%	42%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.32% and 1.30%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

94  Janus Adviser Series  July 31, 2008

Class A Shares

For a share outstanding during	Janus Adviser Fundamental Equity Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$20.90	$19.40	$19.58	$17.05
Income from Investment Operations:
Net investment income/(loss)	.08	.08	.03	.05
Net gain/(loss) on securities (both realized and unrealized)	(2.24)	2.97	1.92	3.01
Total from Investment Operations	(2.16)	3.05	1.95	3.06
Less Distributions:
Dividends (from net investment income)*	(.07)	(.06)	(.05)	–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)	(.53)
Total Distributions	(1.62)	(1.55)	(2.13)	(.53)
Net Asset Value, End of Period	$17.12	$20.90	$19.40	$19.58
Total Return**	(11.42)%	16.25%	10.05%	18.19%
Net Assets, End of Period (in thousands)	$19,250	$1,499	$1,311	$64
Average Net Assets for the Period (in thousands)	$18,307	$1,410	$458	$50
Ratio of Gross Expenses to Average Net Assets***(2)	0.95%	0.95%	0.96%	0.96%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	0.41%	0.55%	0.42%
Portfolio Turnover Rate***	219%	36%	48%	80%

For a share outstanding during	Janus Adviser Contrarian Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.95	$11.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02	.03
Net gain/(loss) on securities (both realized and unrealized)	(1.85)	3.97	.98
Total from Investment Operations	(1.82)	3.99	1.01
Less Distributions and Other:
Dividends (from net investment income)*	–	(.04)	–
Distributions (from capital gains)*	(.14)	–	(.01)
Tax return of capital*	–(3)	N/A	N/A
Total Distributions and Other	(.14)	(.04)	(.01)
Net Asset Value, End of Period	$12.99	$14.95	$11.00
Total Return	(12.29)%	36.30%	10.09%
Net Assets, End of Period (in thousands)	$169,763	$53,117	$5,565
Average Net Assets for the Period (in thousands)	$115,548	$19,623	$1,185
Ratio of Gross Expenses to Average Net Assets(2)	1.14%	1.20%	1.43%
Ratio of Net Expenses to Average Net Assets(2)	1.14%	1.20%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45%	0.15%	1.37%
Portfolio Turnover Rate	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  95

Financial Highlights (continued)

Class A Shares

For a share outstanding during	Janus Adviser Balanced Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$27.19	$26.16	$25.95	$23.80
Income from Investment Operations:
Net investment income/(loss)	.62	.64	.66	.30
Net gain/(loss) on securities (both realized and unrealized)	(.30)	2.99	.75	2.21
Total from Investment Operations	.32	3.63	1.41	2.51
Less Distributions:
Dividends (from net investment income)*	(.59)	(.63)	(.66)	(.36)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)	–
Total Distributions	(2.87)	(2.60)	(1.20)	(.36)
Net Asset Value, End of Period	$24.64	$27.19	$26.16	$25.95
Total Return**	0.89%	14.31%	5.53%	10.59%
Net Assets, End of Period (in thousands)	$63,292	$11,642	$728	$75
Average Net Assets for the Period (in thousands)	$29,436	$3,063	$370	$69
Ratio of Gross Expenses to Average Net Assets***(2)	0.82%	0.83%	0.82%	0.83%
Ratio of Net Expenses to Average Net Assets***(2)	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.32%	2.22%	1.87%	1.81%
Portfolio Turnover Rate***	94%	54%	49%	47%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

96  Janus Adviser Series  July 31, 2008

Class C Shares

For a share outstanding during	Janus Adviser Large Cap Growth Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$25.25	$21.22	$21.13	$19.22	$17.68
Income from Investment Operations:
Net investment income/(loss)	.11	(.01)	(.10)	(.13)	(.11)
Net gain/(loss) on securities (both realized and unrealized)	(1.97)	4.04	.19	2.04	1.65
Total from Investment Operations	(1.86)	4.03	.09	1.91	1.54
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$23.39	$25.25	$21.22	$21.13	$19.22
Total Return	(7.37)%	18.99%	0.43%	9.94%	8.71%
Net Assets, End of Period (in thousands)	$4,489	$3,314	$2,291	$2,258	$2,498
Average Net Assets for the Period (in thousands)	$4,126	$2,640	$2,394	$2,311	$2,859
Ratio of Gross Expenses to Average Net Assets(1)	1.66%	1.66%	1.66%	1.66%	1.67%
Ratio of Net Expenses to Average Net Assets(1)	1.66%	1.66%	1.66%	1.66%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.04)%	(0.35)%	(0.50)%	(0.73)%	(0.89)%
Portfolio Turnover Rate	97%	26%	81%	62%	27%

For a share outstanding during	Janus Adviser Forty Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$33.83	$28.07	$27.25	$21.21	$19.69
Income from Investment Operations:
Net investment income/(loss)	(.01)	.04	.06	(.06)	(.16)
Net gain/(loss) on securities (both realized and unrealized)	4.97	6.76	.76	6.10	1.68
Total from Investment Operations	4.96	6.80	.82	6.04	1.52
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.01)	(1.04)	–	–	–
Total Distributions	(.01)	(1.04)	–	–	–
Net Asset Value, End of Period	$38.78	$33.83	$28.07	$27.25	$21.21
Total Return	14.65%	24.62%	3.01%	28.48%	7.72%
Net Assets, End of Period (in thousands)	$537,822	$139,470	$51,976	$24,766	$15,818
Average Net Assets for the Period (in thousands)	$320,123	$81,438	$39,687	$18,839	$19,307
Ratio of Gross Expenses to Average Net Assets(1)	1.67%	1.70%(2)	1.68%(2)	1.67%	1.67%
Ratio of Net Expenses to Average Net Assets(1)	1.67%	1.70%(2)	1.68%(2)	1.67%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.66)%	(0.42)%	(0.40)%	(0.72)%	(0.76)%
Portfolio Turnover Rate	40%	22%	55%	45%	38%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 1.67% and 1.67%, respectively, in 2007, and 1.67% and 1.67%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  97

Financial Highlights (continued)

Class C Shares

For a share outstanding during	Janus Adviser Orion Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.52	$10.80	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.01	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(.13)	3.71	.83
Total from Investment Operations	(.12)	3.72	.80
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.03)	–	–
Total Distributions	(.03)	–	–
Net Asset Value, End of Period	$14.37	$14.52	$10.80
Total Return	(0.82)%	34.44%	8.00%
Net Assets, End of Period (in thousands)	$12,385	$3,355	$361
Average Net Assets for the Period (in thousands)	$8,803	$1,433	$291
Ratio of Gross Expenses to Average Net Assets(1)	1.97%(2)	1.98%	2.31%
Ratio of Net Expenses to Average Net Assets(1)	1.96%(2)	1.95%	2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.15)%	(0.22)%	(0.66)%
Portfolio Turnover Rate	83%	18%	57%

For a share outstanding during	Janus Adviser Mid Cap Growth Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$34.84	$27.63	$26.57	$21.06	$18.42
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.09)	(.11)	(.12)	.14
Net gain/(loss) on securities (both realized and unrealized)	(.28)	7.30	1.17	5.63	2.50
Total from Investment Operations	(.32)	7.21	1.06	5.51	2.64
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$34.52	$34.84	$27.63	$26.57	$21.06
Total Return	(0.92)%	26.09%	3.99%	26.16%	14.33%
Net Assets, End of Period (in thousands)	$19,016	$9,196	$4,169	$2,740	$1,932
Average Net Assets for the Period (in thousands)	$14,187	$6,071	$3,597	$2,281	$1,439
Ratio of Gross Expenses to Average Net Assets(1)	1.65%	1.65%	1.65%	1.65%	1.66%
Ratio of Net Expenses to Average Net Assets(1)	1.65%	1.65%	1.65%	1.65%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.59)%	(0.71)%	(0.88)%	(1.00)%	(1.12)%
Portfolio Turnover Rate	55%	35%	43%	32%	30%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.96% and 1.95%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

98  Janus Adviser Series  July 31, 2008

Class C Shares

For a share outstanding during	Janus Adviser Small-Mid Growth Fund
each fiscal year ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$13.48	$10.59	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.05)	(.04)
Net gain/(loss) on securities (both realized and unrealized)	(.60)	3.06	.63
Total from Investment Operations	(.64)	3.01	.59
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$11.63	$13.48	$10.59
Total Return	(5.71)%	28.52%	5.90%
Net Assets, End of Period (in thousands)	$1,207	$1,226	$737
Average Net Assets for the Period (in thousands)	$1,354	$1,002	$443
Ratio of Gross Expenses to Average Net Assets(2)	2.07%(3)	2.08%	2.28%
Ratio of Net Expenses to Average Net Assets(2)	2.05%(3)	2.05%	2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.05)%	(1.20)%	(0.79)%
Portfolio Turnover Rate	85%	100%	261%

For a share outstanding during	Janus Adviser Growth and Income Fund
each fiscal year ended July 31	2008	2007	2006(1)	2005	2004

Net Asset Value, Beginning of Period	$19.33	$17.78	$17.33	$14.49	$13.39
Income from Investment Operations:
Net investment income/(loss)	.06	.15	.09	(.10)	(.08)
Net gain/(loss) on securities (both realized and unrealized)	(2.78)	2.74	.68	2.94	1.18
Total from Investment Operations	(2.72)	2.89	.77	2.84	1.10
Less Distributions:
Dividends (from net investment income)*	(.15)	(.13)	(.09)	–	–
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)	–	–
Total Distributions	(3.33)	(1.34)	(.32)	–	–
Net Asset Value, End of Period	$13.28	$19.33	$17.78	$17.33	$14.49
Total Return	(16.70)%	16.71%	4.42%	19.60%	8.22%
Net Assets, End of Period (in thousands)	$5,848	$9,395	$8,615	$9,009	$11,753
Average Net Assets for the Period (in thousands)	$8,313	$9,416	$9,859	$10,038	$13,658
Ratio of Gross Expenses to Average Net Assets(2)	1.82%	1.76%	1.66%	1.80%	1.72%
Ratio of Net Expenses to Average Net Assets(2)	1.82%	1.76%	1.66%	1.80%	1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.47%	1.30%	0.64%	(0.25)%	(0.53)%
Portfolio Turnover Rate	69%	54%	42%	43%	46%

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.07% and 2.05%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  99

Financial Highlights (continued)

Class C Shares

For a share outstanding during	Janus Adviser Fundamental Equity Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$20.55	$19.20	$19.48	$16.69	$14.74
Income from Investment Operations:
Net investment income/(loss)	.01	(.06)	.02	(.08)	(.08)
Net gain/(loss) on securities (both realized and unrealized)	(2.28)	2.90	1.78	3.40	2.03
Total from Investment Operations	(2.27)	2.84	1.80	3.32	1.95
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)	(.53)	–
Total Distributions	(1.55)	(1.49)	(2.08)	(.53)	–
Net Asset Value, End of Period	$16.73	$20.55	$19.20	$19.48	$16.69
Total Return	(12.13)%	15.25%	9.30%	20.12%	13.23%
Net Assets, End of Period (in thousands)	$13,011	$14,123	$12,575	$8,759	$9,252
Average Net Assets for the Period (in thousands)	$14,379	$13,854	$10,393	$8,621	$10,439
Ratio of Gross Expenses to Average Net Assets(1)	1.70%	1.70%	1.70%	1.70%	1.75%
Ratio of Net Expenses to Average Net Assets(1)	1.70%	1.70%	1.70%	1.70%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.01)%	(0.33)%	(0.28)%	(.26)	(.61)
Portfolio Turnover Rate	219%	36%	48%	80%	63%

For a share outstanding during	Janus Adviser Contrarian Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.76	$10.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.03)	.01
Net gain/(loss) on securities (both realized and unrealized)	(1.85)	3.88	.91
Total from Investment Operations	(1.89)	3.85	.92
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.14)	–	(.01)
Tax return of capital*	–(2)	N/A	N/A
Total Distributions and Other	(.14)	–	(.01)
Net Asset Value, End of Period	$12.73	$14.76	$10.91
Total Return	(12.93)%	35.35%	9.19%
Net Assets, End of Period (in thousands)	$138,626	$76,280	$3,730
Average Net Assets for the Period (in thousands)	$124,449	$25,403	$1,229
Ratio of Gross Expenses to Average Net Assets(1)	1.92%	1.95%	2.20%
Ratio of Net Expenses to Average Net Assets(1)	1.92%	1.95%	2.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.38)%	(0.59)%	0.35%
Portfolio Turnover Rate	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

100  Janus Adviser Series  July 31, 2008

Class C Shares

For a share outstanding during	Janus Adviser Balanced Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$27.83	$26.68	$26.27	$23.72	$22.18
Income from Investment Operations:
Net investment income/(loss)	.34	.40	.28	.29	.25
Net gain/(loss) on securities (both realized and unrealized)	(.22)	3.12	.94	2.53	1.48
Total from Investment Operations	.12	3.52	1.22	2.82	1.73
Less Distributions:
Dividends (from net investment income)*	(.42)	(.40)	(.27)	(.27)	(.19)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)	–	–
Total Distributions	(2.70)	(2.37)	(.81)	(.27)	(.19)
Net Asset Value, End of Period	$25.25	$27.83	$26.68	$26.27	$23.72
Total Return	0.13%	13.53%	4.70%	11.96%	7.79%
Net Assets, End of Period (in thousands)	$42,943	$19,086	$17,882	$17,764	$20,822
Average Net Assets for the Period (in thousands)	$23,903	$18,723	$18,036	$19,165	$26,404
Ratio of Gross Expenses to Average Net Assets(1)	1.57%	1.57%	1.57%	1.57%	1.66%
Ratio of Net Expenses to Average Net Assets(1)	1.57%	1.57%	1.57%	1.57%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.53%	1.45%	1.02%	1.09%	0.92%
Portfolio Turnover Rate	94%	54%	49%	47%	92%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  101

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser Large Cap Growth Fund
each fiscal year or period ended July 31	2008	2007(1)	2006(2)

Net Asset Value, Beginning of Period	$27.82	$23.21	$21.50
Income from Investment Operations:
Net investment income/(loss)	.07	(3.58)	3.84
Net gain/(loss) on securities (both realized and unrealized)	(1.84)	8.27	(2.13)
Total from Investment Operations	(1.77)	4.69	1.71
Less Distributions:
Dividends (from net investment income)*	(.19)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.19)	(.08)	–
Net Asset Value, End of Period	$25.86	$27.82	$23.21
Total Return**	(6.44)%	20.25%	7.95%(3)
Net Assets, End of Period (in thousands)	$46,166	$531	$11
Average Net Assets for the Period (in thousands)	$49,348	$306	$193
Ratio of Gross Expenses to Average Net Assets***(4)	0.66%	0.66%	0.54%
Ratio of Net Expenses to Average Net Assets***(4)	0.66%	0.66%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.94%	0.79%	1.34%
Portfolio Turnover Rate***	97%	26%	81%

For a share outstanding during	Janus Adviser Forty Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$34.48	$28.40	$28.80
Income from Investment Operations:
Net investment income/(loss)	.12	.07	.09
Net gain/(loss) on securities (both realized and unrealized)	5.35	7.15	(.49)
Total from Investment Operations	5.47	7.22	(.40)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.10)	–
Distributions (from capital gains)*	(.01)	(1.04)	–
Total Distributions	(.16)	(1.14)	–
Net Asset Value, End of Period	$39.79	$34.48	$28.40
Total Return**	15.84%	25.86%	(1.39)%
Net Assets, End of Period (in thousands)	$783,030	$97,395	$8,532
Average Net Assets for the Period (in thousands)	$364,025	$39,961	$5,846
Ratio of Gross Expenses to Average Net Assets***(4)	0.65%	0.68%(5)	0.69%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.65%	0.68%(5)	0.69%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	0.60%	0.72%
Portfolio Turnover Rate***	40%	22%	55%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.
(3)	The total return for the period ended July 31, 2006 for Janus Adviser Large Cap Growth Fund – Class I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.
(4)	See Note 4 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.66% and 0.66%, respectively, in 2007, and 0.68% and 0.68%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

102  Janus Adviser Series  July 31, 2008

Class I Shares

For a share outstanding during	Janus Adviser Orion Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$14.79	$10.89	$10.43
Income from Investment Operations:
Net investment income/(loss)	.09	(.01)	.04
Net gain/(loss) on securities (both realized and unrealized)	(.07)	3.91	.42
Total from Investment Operations	.02	3.90	.46
Less Distributions:
Dividends (from net investment income)*	(.04)	–	–
Distributions (from capital gains)*	(.03)	–	–
Total Distributions	(.07)	–	–
Net Asset Value, End of Period	$14.74	$14.79	$10.89
Total Return**	0.14%	35.81%	4.41%
Net Assets, End of Period (in thousands)	$1,718	$246	$10
Average Net Assets for the Period (in thousands)	$1,055	$71	$11
Ratio of Gross Expenses to Average Net Assets***(2)	0.97%(3)	1.00%	1.31%
Ratio of Net Expenses to Average Net Assets***(2)	0.96%(3)	0.95%	1.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	0.64%	0.12%
Portfolio Turnover Rate***	83%	18%	57%

For a share outstanding during	Janus Adviser Mid Cap Growth Fund
each fiscal year or period ended July 31	2008	2007	2006(1)(4)

Net Asset Value, Beginning of Period	$35.70	$28.03	$27.98
Income from Investment Operations:
Net investment income/(loss)	.03	(.05)	.05
Net gain/(loss) on securities (both realized and unrealized)	(.01)	7.72	–
Total from Investment Operations	.02	7.67	.05
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$35.72	$35.70	$28.03
Total Return**	0.06%	27.36%	0.18%
Net Assets, End of Period (in thousands)	$290,594	$7,124	$57
Average Net Assets for the Period (in thousands)	$78,224	$731	$22
Ratio of Gross Expenses to Average Net Assets***(2)	0.65%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	0.01%	0.11%
Portfolio Turnover Rate***	55%	35%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 0.96% and 0.95%, respectively, in 2008, without the inclusion of dividends on short positions.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  103

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser Small-Mid Growth Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$13.70	$10.65	$10.38
Income from Investment Operations:
Net investment income/(loss)	.07	.05	.01
Net gain/(loss) on securities (both realized and unrealized)	(.58)	3.12	.26
Total from Investment Operations	(.51)	3.17	.27
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$11.98	$13.70	$10.65
Total Return**	(4.61)%	29.87%	2.60%
Net Assets, End of Period (in thousands)	$818	$846	$334
Average Net Assets for the Period (in thousands)	$873	$641	$121
Ratio of Gross Expenses to Average Net Assets***(2)	1.07%(3)	1.09%	1.34%
Ratio of Net Expenses to Average Net Assets***(2)	1.05%(3)	1.05%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	(0.19)%	0.20%
Portfolio Turnover Rate***	85%	100%	261%

For a share outstanding during	Janus Adviser Growth and Income Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$19.22	$17.69	$18.11
Income from Investment Operations:
Net investment income/(loss)	.28	.32	.25
Net gain/(loss) on securities (both realized and unrealized)	(2.84)	2.72	(.16)
Total from Investment Operations	(2.56)	3.04	.09
Less Distributions:
Dividends (from net investment income)*	(.25)	(.30)	(.28)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)
Total Distributions	(3.43)	(1.51)	(.51)
Net Asset Value, End of Period	$13.23	$19.22	$17.69
Total Return**	(15.89)%	17.81%	0.44%
Net Assets, End of Period (in thousands)	$1,327	$116	$25
Average Net Assets for the Period (in thousands)	$1,605	$82	$17
Ratio of Gross Expenses to Average Net Assets***(2)	0.74%	0.77%	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	0.77%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.64%	2.42%	2.19%
Portfolio Turnover Rate***	69%	54%	42%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.07% and 1.05%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

104  Janus Adviser Series  July 31, 2008

Class I Shares

For a share outstanding during	Janus Adviser Fundamental Equity Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$20.88	$19.37	$20.80
Income from Investment Operations:
Net investment income/(loss)	.07	.11	.11
Net gain/(loss) on securities (both realized and unrealized)	(2.19)	2.97	.60
Total from Investment Operations	(2.12)	3.08	.71
Less Distributions:
Dividends (from net investment income)*	(.08)	(.08)	(.06)
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)
Total Distributions	(1.63)	(1.57)	(2.14)
Net Asset Value, End of Period	$17.13	$20.88	$19.37
Total Return**	(11.24)%	16.42%	3.54%
Net Assets, End of Period (in thousands)	$1,503	$185	$110
Average Net Assets for the Period (in thousands)	$1,033	$137	$56
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.70%	0.71%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.70%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.98%	0.66%	0.81%
Portfolio Turnover Rate***	219%	36%	48%

For a share outstanding during	Janus Adviser Contrarian Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$14.98	$11.00	$10.43
Income from Investment Operations:
Net investment income/(loss)	.04	.02	.06
Net gain/(loss) on securities (both realized and unrealized)	(1.83)	4.01	.52
Total from Investment Operations	(1.79)	4.03	.58
Less Distributions and Other:
Dividends (from net investment income)*	–	(.05)	–
Distributions (from capital gains)*	(.14)	–	(.01)
Tax return of capital*	–(3)	N/A	N/A
Total Distributions and Other	(.14)	(.05)	(.01)
Net Asset Value, End of Period	$13.05	$14.98	$11.00
Total Return**	(12.07)%	36.71%	5.55%
Net Assets, End of Period (in thousands)	$18,198	$6,383	$58
Average Net Assets for the Period (in thousands)	$13,961	$2,029	$32
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	0.95%	1.21%
Ratio of Net Expenses to Average Net Assets***(2)	0.87%	0.95%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	0.64%	1.61%
Portfolio Turnover Rate***	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  105

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser Balanced Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$27.03	$25.96	$26.55
Income from Investment Operations:
Net investment income/(loss)	.59	1.02	.38
Net gain/(loss) on securities (both realized and unrealized)	(.21)	2.66	.33
Total from Investment Operations	.38	3.68	.71
Less Distributions:
Dividends (from net investment income)*	(.63)	(.64)	(.76)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)
Total Distributions	(2.91)	(2.61)	(1.30)
Net Asset Value, End of Period	$24.50	$27.03	$25.96
Total Return**	1.15%	14.64%	2.73%
Net Assets, End of Period (in thousands)	$21,948	$2,906	$10
Average Net Assets for the Period (in thousands)	$14,149	$737	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.57%	0.58%	0.57%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.52%	2.54%	2.03%
Portfolio Turnover Rate***	94%	54%	49%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

106  Janus Adviser Series  July 31, 2008

Class R Shares

For a share outstanding during	Janus Adviser Large Cap Growth Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$25.19	$21.11	$20.98	$18.80
Income from Investment Operations:
Net investment income/(loss)	.18	–	(.05)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(1.96)	4.08	.18	2.21
Total from Investment Operations	(1.78)	4.08	.13	2.18
Less Distributions:
Dividends (from net investment income)*	(.13)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.13)	–	–	–
Net Asset Value, End of Period	$23.28	$25.19	$21.11	$20.98
Total Return**	(7.10)%	19.33%	0.62%	11.60%
Net Assets, End of Period (in thousands)	$381	$16	$11	$11
Average Net Assets for the Period (in thousands)	$237	$14	$11	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.41%	1.41%	1.41%	1.41%
Ratio of Net Expenses to Average Net Assets***(2)	1.41%	1.41%	1.41%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	(0.08)%	(0.25)%	(0.44)%
Portfolio Turnover Rate***	97%	26%	81%	62%

For a share outstanding during	Janus Adviser Forty Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$33.99	$28.18	$27.28	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.02)	–	.05	(.05)
Net gain/(loss) on securities (both realized and unrealized)	5.11	6.90	.85	5.01
Total from Investment Operations	5.09	6.90	.90	4.96
Less Distributions:
Dividends (from net investment income)*	–	(.05)	–	–
Distributions (from capital gains)*	(.01)	(1.04)	–	–
Total Distributions	(.01)	(1.09)	–	–
Net Asset Value, End of Period	$39.07	$33.99	$28.18	$27.28
Total Return**	14.96%	24.92%	3.30%	22.22%
Net Assets, End of Period (in thousands)	$101,590	$21,923	$6,849	$12
Average Net Assets for the Period (in thousands)	$53,811	$12,731	$2,130	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.40%	1.43%(3)	1.45%(3)	1.42%
Ratio of Net Expenses to Average Net Assets***(2)	1.39%	1.43%(3)	1.44%(3)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	(0.15)%	0.05%	(0.51)%
Portfolio Turnover Rate***	40%	22%	55%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 1.40% and 1.40%, respectively, in 2007, and 1.42% and 1.42%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  107

Financial Highlights (continued)

Class R Shares

For a share outstanding during	Janus Adviser Orion Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.60	$10.83	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.01	(.02)
Net gain/(loss) on securities (both realized and unrealized)	(.12)	3.76	.85
Total from Investment Operations	(.09)	3.77	.83
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.03)	–	–
Total Distributions	(.03)	–	–
Net Asset Value, End of Period	$14.48	$14.60	$10.83
Total Return	(0.61)%	34.81%	8.30%
Net Assets, End of Period (in thousands)	$1,361	$1,160	$271
Average Net Assets for the Period (in thousands)	$1,300	$588	$267
Ratio of Gross Expenses to Average Net Assets(1)	1.72%(2)	1.73%	2.04%
Ratio of Net Expenses to Average Net Assets(1)	1.71%(2)	1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.10%	0.03%	(0.41)%
Portfolio Turnover Rate	83%	18%	57%

For a share outstanding during	Janus Adviser Mid Cap Growth Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$35.16	$27.81	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.04)	.01	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(.23)	7.39	1.12	4.96
Total from Investment Operations	(.24)	7.35	1.13	4.93
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$34.92	$35.16	$27.81	$26.68
Total Return**	(0.68)%	26.43%	4.24%	22.67%
Net Assets, End of Period (in thousands)	$15,688	$2,181	$234	$12
Average Net Assets for the Period (in thousands)	$6,978	$873	$49	$11
Ratio of Gross Expenses to Average Net Assets***(1)	1.40%	1.41%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(1)	1.40%	1.40%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.47)%	(0.64)%	(0.75)%
Portfolio Turnover Rate***	55%	35%	43%	32%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.70% and 1.70%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

108  Janus Adviser Series  July 31, 2008

Class R Shares

For a share outstanding during	Janus Adviser Small-Mid Growth Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$13.52	$10.59	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	(.03)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(.61)	3.08	.62
Total from Investment Operations	(.60)	3.05	.59
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$11.71	$13.52	$10.59
Total Return	(5.38)%	28.90%	5.90%
Net Assets, End of Period (in thousands)	$999	$498	$345
Average Net Assets for the Period (in thousands)	$1,035	$429	$280
Ratio of Gross Expenses to Average Net Assets(1)	1.82%(2)	1.83%	2.02%
Ratio of Net Expenses to Average Net Assets(1)	1.80%(2)	1.80%	1.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.82)%	(0.96)%	(0.60)%
Portfolio Turnover Rate	85%	100%	261%

For a share outstanding during	Janus Adviser Growth and Income Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(3)

Net Asset Value, Beginning of Period	$19.06	$17.61	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	.14	.22	.21	.03
Net gain/(loss) on securities (both realized and unrealized)	(2.77)	2.68	.60	2.63
Total from Investment Operations	(2.63)	2.90	.81	2.66
Less Distributions:
Dividends (from net investment income)*	(.18)	(.24)	(.25)	(.02)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)	–
Total Distributions	(3.36)	(1.45)	(.48)	(.02)
Net Asset Value, End of Period	$13.07	$19.06	$17.61	$17.28
Total Return**	(16.44)%	17.05%	4.65%	18.18%
Net Assets, End of Period (in thousands)	$2,897	$3,402	$1,860	$12
Average Net Assets for the Period (in thousands)	$3,318	$3,159	$661	$11
Ratio of Gross Expenses to Average Net Assets***(1)	1.49%	1.47%	1.50%	1.46%
Ratio of Net Expenses to Average Net Assets***(1)	1.49%	1.47%	1.49%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	1.61%	1.53%	0.19%
Portfolio Turnover Rate***	69%	54%	42%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.82% and 1.80%, respectively, in 2008, without the inclusion of dividends on short positions.
(3)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  109

Financial Highlights (continued)

Class R Shares

For a share outstanding during	Janus Adviser Fundamental Equity Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$20.59	$19.24	$19.49	$17.05
Income from Investment Operations:
Net investment income/(loss)	.14	(.05)	.01	–
Net gain/(loss) on securities (both realized and unrealized)	(2.35)	2.94	1.84	2.97
Total from Investment Operations	(2.21)	2.89	1.85	2.97
Less Distributions:
Dividends (from net investment income)*	(.03)	(.05)	(.02)	–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)	(.53)
Total Distributions	(1.58)	(1.54)	(2.10)	(.53)
Net Asset Value, End of Period	$16.80	$20.59	$19.24	$19.49
Total Return**	(11.83)%	15.52%	9.57%	17.65%
Net Assets, End of Period (in thousands)	$1,827	$76	$54	$12
Average Net Assets for the Period (in thousands)	$441	$88	$26	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.46%	1.45%	1.46%	1.45%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	(0.11)%	0.01%	0.03%
Portfolio Turnover Rate***	219%	36%	48%	80%

For a share outstanding during	Janus Adviser Contrarian Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.83	$10.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.05)	.04
Net gain/(loss) on securities (both realized and unrealized)	(1.84)	3.94	.91
Total from Investment Operations	(1.86)	3.89	0.95
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.14)	–	(.01)
Tax return of capital*	–(3)	N/A	N/A
Total Distributions and Other	(.14)	–	(.01)
Net Asset Value, End of Period	$12.83	$14.83	$10.94
Total Return	(12.67)%	35.58%	9.49%
Net Assets, End of Period (in thousands)	$2,773	$1,192	$276
Average Net Assets for the Period (in thousands)	$2,341	$608	$270
Ratio of Gross Expenses to Average Net Assets(2)	1.62%	1.70%	1.98%
Ratio of Net Expenses to Average Net Assets(2)	1.62%	1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.13)%	(0.30)%	0.46%
Portfolio Turnover Rate	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

110  Janus Adviser Series  July 31, 2008

Class R Shares

For a share outstanding during	Janus Adviser Balanced Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$27.36	$26.25	$25.92	$23.80
Income from Investment Operations:
Net investment income/(loss)	.49	.48	.37	.28
Net gain/(loss) on securities (both realized and unrealized)	(.31)	3.04	.90	2.12
Total from Investment Operations	.18	3.52	1.27	2.40
Less Distributions:
Dividends (from net investment income)*	(.53)	(.44)	(.40)	(.28)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)	–
Total Distributions	(2.81)	(2.41)	(.94)	(.28)
Net Asset Value, End of Period	$24.73	$27.36	$26.25	$25.92
Total Return**	0.38%	13.80%	4.95%	10.14%
Net Assets, End of Period (in thousands)	$4,456	$57	$35	$11
Average Net Assets for the Period (in thousands)	$1,348	$44	$23	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.33%	1.32%	1.32%	1.31%
Ratio of Net Expenses to Average Net Assets***(2)	1.32%	1.32%	1.32%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.74%	1.76%	1.38%	1.36%
Portfolio Turnover Rate***	94%	54%	49%	47%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  111

Financial Highlights (continued)

Class S Shares

For a share outstanding during	Janus Adviser Large Cap Growth Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$25.37	$21.21	$21.02	$19.02	$17.42
Income from Investment Operations:
Net investment income/(loss)	.12	.04	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(1.87)	4.12	.19	2.00	1.60
Total from Investment Operations	(1.75)	4.16	0.19	2.00	1.60
Less Distributions:
Dividends (from net investment income)*	(.06)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.06)	–	–	–	–
Net Asset Value, End of Period	$23.56	$25.37	$21.21	$21.02	$19.02
Total Return	(6.93)%	19.63%	0.90%	10.52%	9.18%
Net Assets, End of Period (in thousands)	$122,567	$158,512	$153,641	$217,357	$327,901
Average Net Assets for the Period (in thousands)	$146,131	$162,858	$190,386	$265,702	$399,852
Ratio of Gross Expenses to Average Net Assets(1)	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets(1)	1.16%	1.16%	1.16%	1.16%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.42%	0.15%	(0.02)%	(0.24)%	(0.39)%
Portfolio Turnover Rate	97%	26%	81%	62%	27%

For a share outstanding during	Janus Adviser Forty Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$34.27	$28.30	$27.34	$21.17	$19.56
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03	.02	–	–
Net gain/(loss) on securities (both realized and unrealized)	5.24	7.00	.94	6.17	1.61
Total from Investment Operations	5.23	7.03	.96	6.17	1.61
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	(.01)	(1.04)	–	–	–
Total Distributions	(.03)	(1.06)	–	–	–
Net Asset Value, End of Period	$39.47	$34.27	$28.30	$27.34	$21.17
Total Return	15.24%	25.27%	3.51%	29.15%	8.23%
Net Assets, End of Period (in thousands)	$3,910,499	$2,671,702	$1,440,502	$1,085,499	$1,027,945
Average Net Assets for the Period (in thousands)	$3,535,839	$1,966,832	$1,326,557	$1,079,025	$1,107,254
Ratio of Gross Expenses to Average Net Assets(1)	1.14%	1.18%(2)	1.18%(2)	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets(1)	1.14%	1.18%(2)	1.18%(2)	1.16%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.11)%	0.09%	0.08%	(0.22)%	(0.28)%
Portfolio Turnover Rate	40%	22%	55%	45%	38%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 1.15% and 1.15%, respectively, in 2007, and 1.17% and 1.17%, respectively, in 2006, without the inclusion of dividends on short positions

See Notes to Financial Statements.

112  Janus Adviser Series  July 31, 2008

Class S Shares

For a share outstanding during	Janus Adviser Orion Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.67	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.02	.01
Net gain/(loss) on securities (both realized and unrealized)	(.05)	3.79	.85
Total from Investment Operations	(.06)	3.81	.86
Less Distributions:
Dividends (from net investment income)*	(.01)	–	–
Distributions (from capital gains)*	(.03)	–	–
Total Distributions	(.04)	–	–
Net Asset Value, End of Period	$14.57	$14.67	$10.86
Total Return	(0.38)%	35.08%	8.60%
Net Assets, End of Period (in thousands)	$13,333	$815	$306
Average Net Assets for the Period (in thousands)	$4,080	$570	$284
Ratio of Gross Expenses to Average Net Assets(1)	1.49%(2)	1.47%	1.79%
Ratio of Net Expenses to Average Net Assets(1)	1.47%(2)	1.45%	1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.29%	0.30%	(0.17)%
Portfolio Turnover Rate	83%	18%	57%

For a share outstanding during	Janus Adviser Mid Cap Growth Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$35.40	$27.93	$26.73	$21.07	$18.35
Income from Investment Operations:
Net investment income/(loss)	–	(.04)	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(.16)	7.51	1.20	5.66	2.72
Total from Investment Operations	(.16)	7.47	1.20	5.66	2.72
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$35.24	$35.40	$27.93	$26.73	$21.07
Total Return	(0.45)%	26.75%	4.49%	26.86%	14.82%
Net Assets, End of Period (in thousands)	$191,802	$109,808	$89,396	$96,514	$99,563
Average Net Assets for the Period (in thousands)	$144,138	$97,156	$98,218	$99,738	$231,067
Ratio of Gross Expenses to Average Net Assets(1)	1.15%	1.15%	1.15%	1.15%	1.16%
Ratio of Net Expenses to Average Net Assets(1)	1.15%	1.15%	1.15%	1.15%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.08)%	(0.23)%	(0.38)%	(0.49)%	(0.62)%
Portfolio Turnover Rate	55%	35%	43%	32%	30%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would be 1.46% and 1.45%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  113

Financial Highlights (continued)

Class S Shares

For a share outstanding during	Janus Adviser Small-Mid Growth Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$13.59	$10.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	–	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.58)	3.09	.63
Total from Investment Operations	(.57)	3.09	.62
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$11.81	$13.59	$10.62
Total Return	(5.11)%	29.20%	6.20%
Net Assets, End of Period (in thousands)	$403	$425	$366
Average Net Assets for the Period (in thousands)	$492	$388	$317
Ratio of Gross Expenses to Average Net Assets(1)	1.57%(2)	1.58%	1.77%
Ratio of Net Expenses to Average Net Assets(1)	1.55%(2)	1.55%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.56)%	(0.72)%	(0.33)%
Portfolio Turnover Rate	85%	100%	261%

For a share outstanding during	Janus Adviser Growth and Income Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.31	$17.76	$17.30	$14.42	$13.26
Income from Investment Operations:
Net investment income/(loss)	.22	.26	.18	.06	.01
Net gain/(loss) on securities (both realized and unrealized)	(2.85)	2.72	.67	2.86	1.16
Total from Investment Operations	(2.63)	2.98	.85	2.92	1.17
Less Distributions:
Dividends (from net investment income)*	(.20)	(.22)	(.16)	(.04)	(.01)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)	–	–
Total Distributions	(3.38)	(1.43)	(.39)	(.04)	(.01)
Net Asset Value, End of Period	$13.30	$19.31	$17.76	$17.30	$14.42
Total Return	(16.22)%	17.31%	4.90%	20.26%	8.84%
Net Assets, End of Period (in thousands)	$95,799	$229,709	$264,599	$216,294	$224,694
Average Net Assets for the Period (in thousands)	$137,199	$265,944	$255,027	$217,711	$258,770
Ratio of Gross Expenses to Average Net Assets(1)	1.26%	1.21%	1.23%	1.21%	1.22%
Ratio of Net Expenses to Average Net Assets(1)	1.26%	1.21%	1.22%	1.20%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.96%	1.84%	1.11%	0.35%	(0.03)%
Portfolio Turnover Rate	69%	54%	42%	43%	46%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.57% and 1.55%, respectively, in 2008, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

114  Janus Adviser Series  July 31, 2008

Class S Shares

For a share outstanding during	Janus Adviser Fundamental Equity Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$20.78	$19.34	$19.54	$16.66	$14.63
Income from Investment Operations:
Net investment income/(loss)	.12	.02	.02	.04	.03
Net gain/(loss) on securities (both realized and unrealized)	(2.32)	2.94	1.89	3.37	2.00
Total from Investment Operations	(2.20)	2.96	1.91	3.41	2.03
Less Distributions:
Dividends (from net investment income)*	(.02)	(.03)	(.03)	–	–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)	(.53)	–
Total Distributions	(1.57)	(1.52)	(2.11)	(.53)	–
Net Asset Value, End of Period	$17.01	$20.78	$19.34	$19.54	$16.66
Total Return	(11.66)%	15.78%	9.86%	20.71%	13.88%
Net Assets, End of Period (in thousands)	$39,404	$75,126	$53,890	$37,124	$31,478
Average Net Assets for the Period (in thousands)	$52,954	$67,091	$46,693	$32,804	$36,578
Ratio of Gross Expenses to Average Net Assets(1)	1.20%	1.20%	1.20%	1.20%	1.25%
Ratio of Net Expenses to Average Net Assets(1)	1.20%	1.20%	1.20%	1.20%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.45%	0.18%	0.22%	0.24%	(0.11)%
Portfolio Turnover Rate	219%	36%	48%	80%	63%

For a share outstanding during	Janus Adviser Contrarian Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$14.88	$10.96	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	.05
Net gain/(loss) on securities (both realized and unrealized)	(1.84)	3.96	.92
Total from Investment Operations	(1.84)	3.95	.97
Less Distributions and Other:
Dividends (from net investment income)*	–	(.03)	–
Distributions (from capital gains)*	(.14)	–	(.01)
Tax return of capital*	–(2)	N/A	N/A
Total Distributions and Other	(.14)	(.03)	(.01)
Net Asset Value, End of Period	$12.90	$14.88	$10.96
Total Return	(12.49)%	36.05%	9.69%
Net Assets, End of Period (in thousands)	$8,520	$11,944	$598
Average Net Assets for the Period (in thousands)	$13,188	$4,941	$360
Ratio of Gross Expenses to Average Net Assets(1)	1.37%	1.45%	1.72%
Ratio of Net Expenses to Average Net Assets(1)	1.37%	1.45%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.08%	0.04%	0.75%
Portfolio Turnover Rate	49%	61%	37%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Distributions (from capital gains) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  115

Financial Highlights (continued)

Class S Shares

For a share outstanding during	Janus Adviser Balanced Fund
each fiscal year or period ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$27.46	$26.34	$25.94	$23.44	$21.93
Income from Investment Operations:
Net investment income/(loss)	.53	.55	.41	.41	.35
Net gain/(loss) on securities (both realized and unrealized)	(.28)	3.05	.92	2.50	1.48
Total from Investment Operations	.25	3.60	1.33	2.91	1.83
Less Distributions:
Dividends (from net investment income)*	(.52)	(.51)	(.39)	(.41)	(.32)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)	–	–
Total Distributions	(2.80)	(2.48)	(.93)	(.41)	(.32)
Net Asset Value, End of Period	$24.91	$27.46	$26.34	$25.94	$23.44
Total Return	0.63%	14.07%	5.19%	12.53%	8.36%
Net Assets, End of Period (in thousands)	$486,731	$490,796	$507,918	$595,059	$754,141
Average Net Assets for the Period (in thousands)	$489,560	$524,826	$550,859	$660,970	$930,260
Ratio of Gross Expenses to Average Net Assets(1)	1.07%	1.07%	1.07%	1.07%	1.16%
Ratio of Net Expenses to Average Net Assets(1)	1.07%	1.07%	1.07%	1.07%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.99%	1.95%	1.52%	1.59%	1.43%
Portfolio Turnover Rate	94%	54%	49%	47%	92%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

116  Janus Adviser Series  July 31, 2008

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Adviser Series  July 31, 2008  117

Notes to Schedules of Investments (continued)

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
Ç	Security is traded on a “to-be-announced” basis.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).
#	Loaned security; a portion or all of the security is on loan at July 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of July 31, 2008)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Adviser Balanced Fund
Atlas Copco A.B., 5.6000%, due 5/22/17 (144A)	5/15/07	$309,861	$300,950	0.0%

The Funds have registration rights for certain restricted securities held as of July 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2008 is noted below.

Fund	Aggregate Value

Janus Adviser Large Cap Growth Fund	$41,443,607
Janus Adviser Forty Fund	1,035,709,436
Janus Adviser Orion Fund	23,148,635
Janus Adviser Mid Cap Growth Fund	29,529,060
Janus Adviser Small-Mid Growth Fund	162,435
Janus Adviser Growth and Income Fund	22,568,419
Janus Adviser Fundamental Equity Fund	9,989,984
Janus Adviser Contrarian Fund	71,325,634
Janus Adviser Balanced Fund	78,038,247

118  Janus Adviser Series  July 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund, and Janus Adviser Contrarian Fund, which are classified as non-diversified.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized

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Notes to Financial Statements (continued)

include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2008, the following Funds had on loan securities valued as indicated:

Value at
Fund	July 31, 2008

Growth & Core
Janus Adviser Large Cap Growth Fund	$939,195
Janus Adviser Forty Fund	325,085,120
Janus Adviser Orion Fund	1,967,410
Janus Adviser Mid Cap Growth Fund	44,992,335
Janus Adviser Small-Mid Growth Fund	465,833
Janus Adviser Growth and Income Fund	6,223,255
Janus Adviser Fundamental Equity Fund	2,577,868
Janus Adviser Contrarian Fund	29,455,070
Janus Adviser Balanced Fund	98,124,552

As of July 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	July 31, 2008

Growth & Core
Janus Adviser Large Cap Growth Fund	$960,135
Janus Adviser Forty Fund	333,851,926
Janus Adviser Orion Fund	2,067,186
Janus Adviser Mid Cap Growth Fund	46,479,751
Janus Adviser Small-Mid Growth Fund	487,948
Janus Adviser Growth and Income Fund	6,387,080
Janus Adviser Fundamental Equity Fund	2,649,881
Janus Adviser Contrarian Fund	30,480,142
Janus Adviser Balanced Fund	100,378,458

120  Janus Adviser Series  July 31, 2008

As of July 31, 2008, all cash collateral received by the following Funds were invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Fund	Time Deposits

Growth & Core
Janus Adviser Large Cap Growth Fund	$581,853
Janus Adviser Forty Fund	191,166,053
Janus Adviser Orion Fund	1,252,739
Janus Adviser Mid Cap Growth Fund	27,400,332
Janus Adviser Small-Mid Growth Fund	295,705
Janus Adviser Growth and Income Fund	2,968,889
Janus Adviser Fundamental Equity Fund	1,331,814
Janus Adviser Contrarian Fund	3,863,220
Janus Adviser Balanced Fund	48,143,515

Repurchase
Fund	Agreements

Growth & Core
Janus Adviser Large Cap Growth Fund	$378,282
Janus Adviser Forty Fund	124,283,349
Janus Adviser Orion Fund	814,447
Janus Adviser Mid Cap Growth Fund	17,813,858
Janus Adviser Small-Mid Growth Fund	192,243
Janus Adviser Growth and Income Fund	1,972,308
Janus Adviser Fundamental Equity Fund	865,857
Janus Adviser Contrarian Fund	16,130,171
Janus Adviser Balanced Fund	31,591,824

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the

Janus Adviser Series  July 31, 2008  121

Notes to Financial Statements (continued)

difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Additionally, the Funds may invest in total return swaps. Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended July 31, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Growth & Core
Janus Adviser Large Cap Growth Fund	$44,129
Janus Adviser Orion Fund	231,570
Janus Adviser Small-Mid Growth Fund	5,798
Janus Adviser Contrarian Fund	(2,727,343)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any options purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

122  Janus Adviser Series  July 31, 2008

Written option activity for the fiscal year ended July 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2007	266	$21,830
Options written	2,691	432,211
Options closed	(106)	(15,415)
Options expired	(338)	(20,499)
Options exercised	(7)	(1,418)

Options outstanding at July 31, 2008	2,506	$416,709

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2007	58	$11,716
Options written	2,260	201,664
Options closed	(58)	(11,715)
Options expired	(240)	(11,908)
Options exercised	(77)	(5,807)

Options outstanding at July 31, 2008	1,943	$183,950

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Mid Cap Growth Fund
Options outstanding at July 31, 2007	83	$43,558
Options written
Options closed
Options expired
Options exercised	(83)	(43,558)

Options outstanding at July 31, 2008	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Orion Fund
Options outstanding at July 31, 2007	–	$–
Options written	5,173	1,213,566
Options closed	(1,333)	(653,641)
Options expired	(1,576)	(108,849)
Options exercised	(28)	(4,248)

Options outstanding at July 31, 2008	2,236	$446,828

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Orion Fund
Options outstanding at July 31, 2007	–	$–
Options written	2,448	616,734
Options closed	(508)	(338,341)
Options expired	(431)	(35,673)
Options exercised	(22)	(4,950)

Options outstanding at July 31, 2008	1,487	$237,770

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Small-Mid Growth Fund
Options outstanding at July 31, 2007	16	$4,688
Options written	48	8,921
Options closed	–	–
Options expired	(55)	(10,486)
Options exercised	–	–

Options outstanding at July 31, 2008	9	$3,123

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Fundamental Equity Fund Options outstanding at July 31, 2007	1,910	$165,721
Options written	558	516,398
Options closed	(1,501)	(643,083)
Options expired	(967)	(39,036)
Options exercised	–	–

Options outstanding at July 31, 2008	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Contrarian Fund
Options outstanding at July 31, 2007	364	$42,090
Options written	4,379	797,090
Options expired	(2,123)	(134,690)
Options closed	–	–
Options exercised	–	–

Options outstanding at July 31, 2008	2,620	$704,490

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Contrarian Fund
Options outstanding at July 31, 2007	29,352	$784,954
Options written	9,359	2,134,385
Options expired	(7,404)	(432,236)
Options closed	(26,871)	(1,071,477)
Options exercised	(2,571)	(494,978)

Options outstanding at July 31, 2008	1,865	$920,648

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
Janus Adviser Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (the “CD

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Notes to Financial Statements (continued)

Rate”). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Adviser Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended July 31, 2008 are indicated in the table below:

	Average
Fund	Monthly Value	Rates

Growth & Core
Janus Adviser Balanced Fund	$2,287,322	1.5000% - 7.6100%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. As of July 31, 2008 , Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund had deposits with brokers of $330,928, $78,056 and $3,347,827, respectively. The deposits represent restricted cash held as collateral in relation to short sales.

124  Janus Adviser Series  July 31, 2008

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in

Janus Adviser Series  July 31, 2008  125

Notes to Financial Statements (continued)

the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of July 31, 2008, Janus Adviser Large Cap Growth Fund and Janus Adviser Orion Fund had restricted cash in the amount of $550,000 and $980,000, respectively. The restricted cash held by the Funds represents collateral received in relation to options contracts invested by the Funds at July 31, 2008. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
Dividends of net investment income for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained

126  Janus Adviser Series  July 31, 2008

from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Growth & Core
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64%
Janus Adviser Forty Fund	All Asset Levels	0.64%
Janus Adviser Orion Fund	All Asset Levels	0.64%
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64%
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64%
Janus Adviser Growth and Income Fund	All Asset Levels	0.62%
Janus Adviser Fundamental Equity Fund	All Asset Levels	0.60%
Janus Adviser Contrarian Fund	All Asset Levels	0.64%
Janus Adviser Balanced Fund	All Asset Levels	0.55%

For Janus Adviser Contrarian Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Growth & Core
Janus Adviser Contrarian Fund	S&P 500® Index

Any performance adjustment for Janus Adviser Contrarian Fund commenced on February 1, 2007, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in

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Notes to Financial Statements (continued)

calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the fiscal year ended July 31, 2008, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Growth & Core
Janus Adviser Contrarian Fund	$116,247

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Growth & Core
Janus Adviser Large Cap Growth Fund	0.66%
Janus Adviser Forty Fund	0.67%
Janus Adviser Orion Fund	0.95%
Janus Adviser Mid Cap Growth Fund	0.65%
Janus Adviser Small-Mid Growth Fund	1.05%
Janus Adviser Growth and Income Fund	0.99%
Janus Adviser Fundamental Equity Fund	0.70%
Janus Adviser Contrarian Fund	0.95%
Janus Adviser Balanced Fund	0.57%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of

128  Janus Adviser Series  July 31, 2008

July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

For the fiscal year ended July 31, 2008, Janus Capital assumed $58,860 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2008, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Adviser Forty Fund	$67

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Growth & Core
Janus Adviser Large Cap Growth Fund	$399
Janus Adviser Forty Fund	35,080
Janus Adviser Orion Fund	2,871
Janus Adviser Mid Cap Growth Fund	1,593
Janus Adviser Growth and Income Fund	492
Janus Adviser Fundamental Equity Fund	535
Janus Adviser Contrarian Fund	28,887
Janus Adviser Balanced Fund	1,549

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2008, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Adviser Large Cap Growth Fund	$4,011
Janus Adviser Forty Fund	530,064
Janus Adviser Orion Fund	23,833
Janus Adviser Mid Cap Growth Fund	11,716
Janus Adviser Small-Mid Growth Fund	2,387
Janus Adviser Growth and Income Fund	925
Janus Adviser Fundamental Equity Fund	5,091
Janus Adviser Contrarian Fund	148,868
Janus Adviser Balanced Fund	57,601

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Adviser Series  July 31, 2008  129

Notes to Financial Statements (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Large Cap Growth Fund	$68,264,417	$(63,087,200)	$397,923	$5,204,267
Janus Adviser Forty Fund	1,248,615,413	(895,588,586)	13,144,989	491,980,173
Janus Adviser Orion Fund	18,450,659	(14,244,244)	77,936	4,359,478
Janus Adviser Mid Cap Growth Fund	131,288,897	(104,075,193)	640,230	29,930,651
Janus Adviser Small-Mid Growth Fund	2,006,590	(2,000,448)	5,792	49,324
Janus Adviser Growth and Income Fund	29,872,794	(28,447,794)	116,428	1,425,000
Janus Adviser Fundamental Equity Fund	20,091,736	(19,949,260)	55,184	304,500
Janus Adviser Contrarian Fund	49,677,893	(49,530,944)	157,136	1,036,056
Janus Adviser Balanced Fund	103,402,197	(92,179,921)	325,915	11,222,276

	$1,671,670,596	$(1,269,103,590)	$14,921,533	$545,511,725

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Large Cap Growth Fund	$48,383,850	$(53,185,800)	$70,149	$–
Janus Adviser Forty Fund	2,467,736,133	(2,497,248,414)	5,757,873	90,757,670
Janus Adviser Orion Fund	34,331,606	(34,499,756)	35,246	740,550
Janus Adviser Mid Cap Growth Fund	247,445,307	(246,618,807)	141,662	1,729,500
Janus Adviser Small-Mid Growth Fund	3,495,709	(3,340,636)	4,324	155,073
Janus Adviser Growth and Income Fund	36,778,749	(35,593,749)	37,269	1,185,000
Janus Adviser Fundamental Equity Fund	47,146,130	(46,596,503)	29,711	2,277,500
Janus Adviser Contrarian Fund	98,557,881	(96,377,481)	69,593	2,180,400
Janus Adviser Balanced Fund	231,202,474	(174,782,764)	330,980	61,190,710

	$3,215,077,839	$(3,188,243,910)	$6,476,807	$160,216,403

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2008, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/2007	Purchases	Purchases	Redemptions	Redemption	at 7/31/2008

Growth & Core
Janus Adviser Large Cap Growth Fund - Class R Shares	$10,000	$–	–	$(9,990)	6/10/08	$10
Janus Adviser Orion Fund - Class A Shares	250,000	–	–	(249,990)	6/10/08	10
Janus Adviser Orion Fund - Class C Shares	250,000	–	–	(249,990)	6/10/08	10
Janus Adviser Orion Fund - Class I Shares	10,000	–	–	(9,990)	6/10/08	10
Janus Adviser Orion Fund - Class R Shares	250,000	–	–	(249,990)	6/10/08	10
Janus Adviser Orion Fund - Class S Shares	250,000	–	–	(249,990)	6/10/08	10
Janus Adviser Small-Mid Growth Fund - Class A Shares	250,000	–	–	(143,821)	6/10/08	106,179
Janus Adviser Small-Mid Growth Fund - Class C Shares	250,000	–	–	(108,773)	6/10/08	141,227
Janus Adviser Small-Mid Growth Fund - Class R Shares	250,000	–	–	(85,096)	6/10/08	164,904
Janus Adviser Small-Mid Growth Fund - Class S Shares	250,000	–	–	(29,746)	6/10/08	220,254
Janus Adviser Growth and Income Fund - Class I Shares	10,000	–	–	(9,990)	6/10/08	10
Janus Adviser Fundamental Equity Fund - Class I Shares	10,000	–	–	(9,989)	6/10/08	11
Janus Adviser Fundamental Equity Fund - Class R Shares	10,000	–	–	(9,989)	6/10/08	11
Janus Adviser Contrarian Fund - Class A Shares	250,000	–	–	(249,989)	12/31/2007 & 06/10/08	11
Janus Adviser Contrarian Fund - Class C Shares	250,000	–	–	(249,989)	12/31/2007 & 06/10/08	11
Janus Adviser Contrarian Fund - Class R Shares	250,000	–	–	(249,989)	12/31/2007 & 06/10/08	11
Janus Adviser Contrarian Fund - Class S Shares	250,000	–	–	(249,989)	12/31/2007 & 06/10/08	11
Janus Adviser Balanced Fund - Class I Shares	10,000	–	–	(9,990)	6/10/08	10
Janus Adviser Balanced Fund - Class R Shares	10,000	–	–	(9,944)	6/10/08	57

3.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

130  Janus Adviser Series  July 31, 2008

The Funds noted below have incurred “Post-October” losses during the period November 1, 2007 through July 31, 2008. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2009.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Growth & Core
Janus Adviser Large Cap Growth Fund	$625,897	$–	$(28,973,362)	$–	$250,068	$2,180,557
Janus Adviser Forty Fund	$–	$199,819,920	$–	$–	$(109,058)	$1,098,529,732
Janus Adviser Orion Fund	$181,807	$270,191	$–	$(43,501)	$138,739	$1,650,413
Janus Adviser Mid Cap Growth Fund	$45,767	$–	$(46,179,081)	$(5,549)	$(8,857)	$19,087,972
Janus Adviser Small-Mid Growth Fund	$50,543	$240,929	$–	$–	$(4,347)	$(614,865)
Janus Adviser Growth and Income Fund	$540,710	$–	$–	$(1,501,129)	$(4,503)	$1,866,301
Janus Adviser Fundamental Equity Fund	$325,462	$4,016,474	$–	$(5,012)	$(4,730)	$(3,320,941)
Janus Adviser Contrarian Fund	$–	$–	$(1,936,896)	$(3,170,145)	$(601,093)	$40,455,709
Janus Adviser Balanced Fund	$2,344,181	$26,701,575	$–	$(12,072)	$(10,560)	$36,157,168

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	July	July	July	Accumulated
Fund	31, 2010	31, 2011	31, 2012	31, 2016	Capital Losses

Growth & Core
Janus Adviser Large Cap Growth Fund	$–	$(21,196,678)	$(7,776,684)	$–	$(28,973,362)
Janus Adviser Forty Fund	-	-	-	-	-
Janus Adviser Orion Fund	-	-	-	-	-
Janus Adviser Mid Cap Growth Fund(1)	(35,173,145)	(11,005,936)	-	-	(46,179,081)
Janus Adviser Small-Mid Growth Fund	-	-	-	-	-
Janus Adviser Growth and Income Fund	-	-	-	-	-
Janus Adviser Fundamental Equity Fund	-	-	-	-	-
Janus Adviser Contrarian Fund	-	-	-	(1,936,896)	(1,936,896)
Janus Adviser Balanced Fund	-	-	-	-	-

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Growth & Core
Janus Adviser Large Cap Growth Fund	$24,598,797
Janus Adviser Mid Cap Growth Fund	24,100,891

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

Janus Adviser Series  July 31, 2008  131

Notes to Financial Statements (continued)

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Growth & Core
Janus Adviser Large Cap Growth Fund	$181,096,166	$22,810,153	$(20,629,596)
Janus Adviser Forty Fund	6,013,650,068	1,531,516,240	(432,986,508)
Janus Adviser Orion Fund	65,977,415	3,782,209	(5,422,834)
Janus Adviser Mid Cap Growth Fund	640,309,891	45,248,705	(64,336,677)
Janus Adviser Small-Mid Growth Fund	6,423,752	450,541	(1,065,016)
Janus Adviser Growth and Income Fund	150,439,575	20,084,729	(18,218,428)
Janus Adviser Fundamental Equity Fund	81,795,820	4,001,753	(7,322,694)
Janus Adviser Contrarian Fund	409,623,191	18,736,932	(59,190,386)
Janus Adviser Balanced Fund	710,373,913	65,014,716	(28,857,548)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser Large Cap Growth Fund	$765,788	$–	$–	$–
Janus Adviser Forty Fund	3,564,329	1,676,017	–	(3,858,668)
Janus Adviser Orion Fund	50,541	37,618	–	–
Janus Adviser Mid Cap Growth Fund	–	–	–	–
Janus Adviser Small-Mid Growth Fund	414,166	104,339	–	–
Janus Adviser Growth and Income Fund	8,694,617	30,915,272	–	–
Janus Adviser Fundamental Equity Fund	1,514,285	5,347,065	–	–
Janus Adviser Contrarian Fund	1,482,127	797,819	30	(16,879)
Janus Adviser Balanced Fund	13,722,000	41,872,288	–	–

For the fiscal year ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser Large Cap Growth Fund	$17,617	$–	$–	$–
Janus Adviser Forty Fund	1,802,701	71,930,179	–	–
Janus Adviser Orion Fund	–	–	–	–
Janus Adviser Mid Cap Growth Fund	–	–	–	(121,392)
Janus Adviser Small-Mid Growth Fund	11,057	19,510	–	–
Janus Adviser Growth and Income Fund	3,883,111	17,604,686	–	–
Janus Adviser Fundamental Equity Fund	587,713	4,772,519	–	–
Janus Adviser Contrarian Fund	33,547	–	–	–
Janus Adviser Balanced Fund	12,080,300	36,056,673	–	–

132  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  133

Notes to Financial Statements (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares				Class C Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Growth & Core
Janus Adviser Large Cap Growth Fund	1.03%	1.01%	1.23%	1.05%	1.81%	1.79%	1.73%	1.81%	1.69%
Janus Adviser Forty Fund	0.97%	1.05%	1.06%	0.92%	1.73%	1.73%	1.70%	1.74%	1.67%
Janus Adviser Orion Fund	1.60%	5.15%	23.29%	N/A	2.38%	6.12%	24.49%	N/A	N/A
Janus Adviser Mid Cap Growth Fund	1.04%	1.12%	1.28%	1.05%	1.86%	1.88%	1.90%	1.87%	1.74%
Janus Adviser Small-Mid Growth Fund	4.48%	6.40%	15.80%	N/A	5.36%	7.08%	17.57%	N/A	N/A
Janus Adviser Growth and Income Fund	1.00%	1.00%	1.09%	0.98%	1.82%	1.76%	1.66%	1.80%	1.72%
Janus Adviser Fundamental Equity Fund	1.18%	1.15%	1.33%	1.29%	1.91%	1.90%	1.96%	2.11%	1.96%
Janus Adviser Contrarian Fund	1.14%	1.37%	8.30%	N/A	1.92%	2.09%	8.83%	N/A	N/A
Janus Adviser Balanced Fund	0.88%	0.87%	0.93%	0.86%	1.63%	1.63%	1.58%	1.68%	1.67%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers
and/or expense reimbursements for all Funds except Janus Adviser
Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.

134  Janus Adviser Series  July 31, 2008

Class I Shares			Class R Shares				Class S Shares
2008(1)	2007(1)	2006(1)(3)	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

0.77%	0.76%	0.54%	1.54%	1.51%	1.53%	1.46%	1.25%	1.26%	1.27%	1.22%	1.19%
0.65%	0.68%	0.70%	1.40%	1.43%	1.46%	1.42%	1.14%	1.18%	1.18%	1.16%	1.17%
1.33%	4.57%	14.69%	2.09%	6.04%	24.70%	N/A	1.84%	6.52%	23.86%	N/A	N/A
0.72%	0.79%	0.94%	1.49%	1.55%	1.71%	1.55%	1.23%	1.32%	1.38%	1.30%	1.22%
4.34%	5.87%	11.37%	4.94%	6.82%	20.99%	N/A	4.81%	6.62%	19.38%	N/A	N/A
0.74%	0.77%	0.76%	1.49%	1.47%	1.50%	1.46%	1.26%	1.21%	1.23%	1.21%	1.22%
0.89%	0.85%	1.08%	1.78%	1.60%	1.77%	1.75%	1.35%	1.34%	1.49%	1.51%	1.46%
0.87%	1.00%	5.97%	1.62%	1.96%	18.91%	N/A	1.37%	1.55%	15.34%	N/A	N/A
0.60%	0.61%	0.63%	1.36%	1.35%	1.38%	1.32%	1.09%	1.09%	1.11%	1.08%	1.17%

Janus Adviser Series  July 31, 2008  135

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	Janus Adviser						Janus Adviser		Janus Adviser
	Large Cap		Janus Adviser		Janus Adviser		Mid Cap		Small-Mid
For the fiscal year or period ended July 31	Growth Fund		Forty Fund		Orion Fund		Growth Fund		Growth Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares ´– Class A Shares:
Shares sold	247	240	30,257	11,080	2,452	205	1,942	143	160	23
Reinvested dividends and distributions	1	-	10	14	2	-	-	-	11	1
Shares repurchased	(88)	(15)	(8,038)	(2,168)	(374)	(15)	(197)	(26)	(83)	(21)
Net Increase/(Decrease) in Fund Shares	160	225	22,229	8,926	2,080	190	1,745	117	88	3
Shares Outstanding, Beginning of Period	227	2	18,971	10,045	221	31	165	48	79	76
Shares Outstanding, End of Period	387	227	41,200	18,971	2,301	221	1,910	165	167	79
Transactions in Fund Shares ´– Class C Shares:
Shares sold	83	61	11,034	2,645	747	208	363	139	37	25
Reinvested dividends and distributions	-	-	-	51	1	-	-	-	5	-
Shares repurchased	(22)	(38)	(1,288)	(425)	(117)	(10)	(76)	(26)	(29)	(4)
Net Increase/(Decrease) in Fund Shares	61	23	9,746	2,271	631	198	287	113	13	21
Shares Outstanding, Beginning of Period	131	108	4,123	1,852	231	33	264	151	91	70
Shares Outstanding, End of Period	192	131	13,869	4,123	862	231	551	264	104	91
Transactions in Fund Shares ´– Class I Shares:
Shares sold	2,171	27	18,918	2,573	130	17	8,348	204	9	32
Reinvested dividends and distributions	13	-	6	1	-	-	-	-	5	-
Shares repurchased	(418)	(8)	(2,069)	(50)	(30)	(1)	(412)	(6)	(8)	(1)
Net Increase/(Decrease) in Fund Shares	1,766	19	16,855	2,524	100	16	7,936	198	6	31
Shares Outstanding, Beginning of Period	19	-	2,824	300	17	1	200	2	62	31
Shares Outstanding, End of Period	1,785	19	19,679	2,824	117	17	8,136	200	68	62
Transactions in Fund Shares ´– Class R Shares:
Shares sold	16	-	2,279	540	429	58	436	74	61	4
Reinvested dividends and distributions	-	-	-	9	-	-	-	-	7	-
Shares repurchased	(1)	-	(324)	(147)	(414)	(4)	(49)	(20)	(20)	-
Net Increase/(Decrease) in Fund Shares	15	-	1,955	402	15	54	387	54	48	4
Shares Outstanding, Beginning of Period	1	1	645	243	79	25	62	8	37	33
Shares Outstanding, End of Period	16	1	2,600	645	94	79	449	62	85	37
Transactions in Fund Shares ´– Class S Shares:
Shares sold	1,771	1,831	61,207	38,848	1,168	33	4,198	1,383	28	6
Reinvested dividends and distributions	12	1	50	1,892	-	-	-	-	3	-
Shares repurchased	(2,831)	(2,827)	(40,139)	(13,675)	(309)	(5)	(1,857)	(1,481)	(28)	(9)
Net Increase/(Decrease) in Fund Shares	(1,048)	(995)	21,118	27,065	859	28	2,341	(98)	3	(3)
Shares Outstanding, Beginning of Period	6,249	7,244	77,968	50,903	56	28	3,102	3,200	31	34
Shares Outstanding, End of Period	5,201	6,249	99,086	77,968	915	56	5,443	3,102	34	31

136  Janus Adviser Series  July 31, 2008

	Janus Adviser
	Growth and		Janus Adviser Fundamental		Janus Adviser		Janus Adviser
	Income Fund		Equity Fund		Contrarian Fund		Balanced Fund
	2008	2007	2008	2007	2008	2007	2008	2007

Transactions in Fund Shares ´– Class A Shares:
Shares sold	4,163	127	1,251	36	12,334	3,213	2,375	435
Reinvested dividends and distributions	775	5	74	3	31	1	82	4
Shares repurchased	(1,947)	(29)	(272)	(35)	(2,852)	(168)	(317)	(39)
Net Increase/(Decrease) in Fund Shares	2,991	103	1,053	4	9,513	3,046	2,140	400
Shares Outstanding, Beginning of Period	174	71	72	68	3,552	506	428	28
Shares Outstanding, End of Period	3,165	174	1,125	72	13,065	3,552	2,568	428
Transactions in Fund Shares ´– Class C Shares:
Shares sold	77	157	163	103	7,278	4,956	1,082	83
Reinvested dividends and distributions	71	27	42	41	40	´–	63	45
Shares repurchased	(194)	(183)	(115)	(112)	(1,593)	(132)	(130)	(112)
Net Increase/(Decrease) in Fund Shares	(46)	1	90	32	5,725	4,824	1,015	16
Shares Outstanding, Beginning of Period	486	485	687	655	5,166	342	686	670
Shares Outstanding, End of Period	440	486	777	687	10,891	5,166	1,701	686
Transactions in Fund Shares ´– Class I Shares:
Shares sold	136	5	104	4	1,467	509	1,489	108
Reinvested dividends and distributions	1	1	1	´–	5	´–	68	1
Shares repurchased	(43)	(1)	(26)	(1)	(504)	(88)	(769)	(1)
Net Increase/(Decrease) in Fund Shares	94	5	79	3	968	421	788	108
Shares Outstanding, Beginning of Period	6	1	9	6	426	5	108	´–
Shares Outstanding, End of Period	100	6	88	9	1,394	426	896	108
Transactions in Fund Shares ´– Class R Shares:
Shares sold	59	101	108	4	247	59	211	1
Reinvested dividends and distributions	39	13	1	´–	2	´–	3	´–
Shares repurchased	(54)	(42)	(4)	(3)	(113)	(4)	(36)	´–
Net Increase/(Decrease) in Fund Shares	44	72	105	1	136	55	178	1
Shares Outstanding, Beginning of Period	178	106	4	3	80	25	2	1
Shares Outstanding, End of Period	222	178	109	4	216	80	180	2
Transactions in Fund Shares ´– Class S Shares:
Shares sold	1,379	3,049	1,241	1,869	694	875	4,713	2,813
Reinvested dividends and distributions	1,517	1,098	208	215	10	´–	1,902	1,741
Shares repurchased	(7,589)	(7,154)	(2,748)	(1,256)	(846)	(128)	(4,947)	(5,963)
Net Increase/(Decrease) in Fund Shares	(4,693)	(3,007)	(1,299)	828	(142)	747	1,668	1,409
Shares Outstanding, Beginning of Period	11,895	14,902	3,615	2,787	802	55	17,871	19,280
Shares Outstanding, End of Period	7,202	11,895	2,316	3,615	660	802	19,539	17,871

6.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Growth & Core
Janus Adviser Large Cap Growth Fund	$218,980,978	$190,415,661	$–	$–
Janus Adviser Forty Fund	4,373,071,615	1,993,665,753	–	–
Janus Adviser Orion Fund	76,843,909	24,361,366	–	–
Janus Adviser Mid Cap Growth Fund	596,183,919	141,452,330	–	–
Janus Adviser Small-Mid Growth Fund	6,281,687	4,621,981	–	–
Janus Adviser Growth and Income Fund	137,867,124	203,242,938	–	–
Janus Adviser Fundamental Equity Fund	184,150,826	189,756,935	–	–
Janus Adviser Contrarian Fund	360,282,763	128,077,070	–	–
Janus Adviser Balanced Fund	300,768,058	231,637,618	271,612,836	278,915,981

Janus Adviser Series  July 31, 2008  137

Notes to Financial Statements (continued)

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these

138  Janus Adviser Series  July 31, 2008

complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event (Unaudited)

On September 7, 2008 the federal government placed Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, which effectively gave control to the federal government. On September 15, 2008, Lehman Brothers announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. On September 16, 2008 the federal government provided an emergency loan to American International Group Inc., which effectively gave control of the company to the federal government. The Funds’ investments in these issuers, as reflected in each Fund’s Schedule of Investments, expose investors to the negative (or positive) performance resulting from these and other events.

Janus Adviser Series  July 31, 2008  139

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund, and Janus Adviser Balanced Fund (nine of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

140  Janus Adviser Series  July 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Adviser Series  July 31, 2008  141

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

142  Janus Adviser Series  July 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  July 31, 2008  143

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

144  Janus Adviser Series  July 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2008:

Capital Gain Distributions

Fund

Janus Adviser Forty Fund	$1,676,017
Janus Adviser Orion Fund	37,618
Janus Adviser Small-Mid Growth Fund	104,339
Janus Adviser Growth and Income Fund	30,915,272
Janus Adviser Fundamental Equity Fund	5,347,065
Janus Adviser Contrarian Fund	797,819
Janus Adviser Balanced Fund	41,872,288

Dividends Received Deduction Percentage

Fund

Janus Adviser Large Cap Growth Fund	100%
Janus Adviser Forty Fund	100%
Janus Adviser Orion Fund	100%
Janus Adviser Mid Cap Growth Fund	100%
Janus Adviser Small-Mid Growth Fund	63%
Janus Adviser Growth and Income Fund	100%
Janus Adviser Fundamental Equity Fund	100%
Janus Adviser Contrarian Fund	100%
Janus Adviser Balanced Fund	39%

Qualified Dividend Income

Fund

Janus Adviser Large Cap Growth Fund	100%
Janus Adviser Forty Fund	100%
Janus Adviser Orion Fund	100%
Janus Adviser Mid Cap Growth Fund	100%
Janus Adviser Small-Mid Growth Fund	63%
Janus Adviser Growth and Income Fund	100%
Janus Adviser Fundamental Equity Fund	100%
Janus Adviser Contrarian Fund	100%
Janus Adviser Balanced Fund	64%

Janus Adviser Series  July 31, 2008  145

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

146  Janus Adviser Series  July 31, 2008

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series  July 31, 2008  147

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Adviser Large Cap Growth Fund	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Janus Adviser Mid Cap Growth Fund and Vice President (1998-2006) of Janus Capital.

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Portfolio Manager Janus Adviser Contrarian Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Adviser Mid Cap Growth Fund	11/07-Present	Formerly, Assistant Portfolio Manager (2004-2007) of Janus Adviser Mid Cap Growth Fund and Analyst (1999-2007) for Janus Capital.

John Eisinger 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Adviser Orion Fund	1/08-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2003-2007) for Janus Capital and Equity Analyst (2002-2003) for Palantir Partners LP.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Adviser Fundamental Equity Fund	11/07-Present	Vice President and Director of Research of Janus Capital.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Adviser Small-Mid Growth Fund	7/06-Present	Research Analyst of Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund Executive Vice President and Portfolio manager Janus Adviser Growth and Income Fund	5/05-Present 11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Large Cap Growth Fund.	11/07-Present	Formerly, Analyst (2003-2007) for Janus Capital.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Adviser Forty Fund	1/08-Present	Vice President of Janus Capital and Portfolio Manger for other Janus accounts. Formerly, Portfolio Manager (2000-2007) for Janus Adviser Orion Fund and Portfolio Manager (2005-2006) for Janus Adviser Small-Mid Growth Fund.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Adviser Small-Mid Growth Fund	7/06-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

*Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

148  Janus Adviser Series  July 31, 2008

OFFICERS (continued)

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officer are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series  July 31, 2008  149

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-100 09-08

2008 Annual Report
Janus Adviser Series

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund
Janus Adviser INTECH Risk-Managed Core Fund
Janus Adviser INTECH Risk-Managed Value Fund
Janus Adviser INTECH Risk-Managed International Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Risk-Managed
INTECH Risk-Managed Growth Fund	2
INTECH Risk-Managed Core Fund	13
INTECH Risk-Managed Value Fund	24
INTECH Risk-Managed International Fund	37
Statements of Assets and Liabilities	50
Statements of Operations	51
Statements of Changes in Net Assets	52
Financial Highlights	53
Notes to Schedules of Investments	63
Notes to Financial Statements	65
Report of Independent Registered Public Accounting Firm	81
Additional Information	82
Explanations of Charts, Tables and Financial Statements	83
Designation Requirements	86
Trustees and Officers	87

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2008 to July 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  July 31, 2008  1

Janus Adviser INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser INTECH Risk-Managed Growth Fund returned -6.68% for its Class S Shares. This compares to the -6.29% return posted by the Russell 1000 Growth® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark, with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process should help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 20 years with the goal of providing excess returns regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Growth® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Growth Fund.

2  Janus Adviser Series  July 31, 2008

(unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Microsoft Corp. Applications Software	3.6%
IBM Corp. Computers	2.7%
Coca-Cola Co. Beverages – Non-Alcoholic	2.6%
Schlumberger, Ltd. (U.S. Shares) Oil – Field Services	2.6%
PepsiCo, Inc. Beverages – Non-Alcoholic	2.1%

13.6%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  3

Janus Adviser INTECH Risk-Managed Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008				Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares

NAV	–6.54%	6.72%	8.06%	0.81%	0.81%(a)

MOP	–11.91%	5.67%	7.11%

Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares

NAV	–7.31%	6.14%	7.49%	1.59%	1.59%(a)

CDSC	–8.20%	6.14%	7.49%

Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	–6.33%	6.72%	8.06%	0.56%	0.56%(b)

Janus Adviser INTECH Risk-Managed Growth Fund – Class R Shares	–7.02%	6.42%	7.79%	1.34%	1.34%(c)

Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	–6.68%	6.72%	8.06%	1.05%	1.05%(c)

Russell 1000® Growth Index	–6.29%	6.39%	7.89%

Lipper Quartile – Class S Shares	2nd	3rd	4th

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Growth Funds	212/490	221/317	230/304

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

4  Janus Adviser Series  July 31, 2008

(unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund’s Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares’ estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – January 2, 2003

Janus Adviser Series  July 31, 2008  5

Janus Adviser INTECH Risk-Managed Growth Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$966.20	$3.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$962.10	$7.81

Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$8.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$967.60	$2.45

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$963.50	$6.20

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$965.30	$4.98

Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.12

†	Expenses are equal to the annualized expense ratio of 0.78% for Class A Shares, 1.60% for Class C Shares, 0.50% for Class I Shares, 1.27% for Class R Shares and 1.02% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6  Janus Adviser Series  July 31, 2008

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 99.5%
Aerospace and Defense – 1.2%
70,500	Boeing Co.	$4,308,255
85,900	Lockheed Martin Corp.	8,961,947
27,200	Northrop Grumman Corp.	1,833,008
24,800	Raytheon Co.	1,411,864
		16,515,074
Aerospace and Defense – Equipment – 1.3%
33,300	Alliant Techsystems, Inc.*,#	3,296,367
190,600	B.F. Goodrich Co.	9,366,084
78,800	United Technologies Corp.	5,041,624
		17,704,075
Agricultural Chemicals – 2.1%
18,700	CF Industries Holdings, Inc.	3,056,702
73,900	Monsanto Co.	8,802,229
117,100	Mosaic Co.	14,896,291
20,000	Terra Industries, Inc.	1,080,000
		27,835,222
Airlines – 0%
33,900	Delta Air Lines, Inc.*,#	255,606
Applications Software – 4.1%
66,000	Intuit, Inc.*	1,803,780
1,885,600	Microsoft Corp.	48,497,632
30,600	Nuance Communications, Inc.*,#	474,912
60,700	Salesforce.com, Inc.*	3,872,053
		54,648,377
Athletic Footwear – 0.5%
115,000	NIKE, Inc. – Class B	6,748,200
Automotive – Medium and Heavy Duty Trucks – 0%
3,200	PACCAR, Inc.	134,592
Automotive – Truck Parts and Equipment – Original – 0.2%
62,200	Borg-Warner Automotive, Inc.	2,507,904
15,200	Johnson Controls, Inc.	458,432
		2,966,336
Batteries and Battery Systems – 0.3%
49,100	Energizer Holdings, Inc.*	3,502,794
Beverages – Non-Alcoholic – 4.7%
683,900	Coca-Cola Co.	35,220,850
7,400	Hansen Natural Corp.*,#	169,164
413,500	PepsiCo, Inc.	27,522,560
		62,912,574
Beverages – Wine and Spirits – 0.4%
55,800	Brown-Forman Corp. – Class B	4,015,368
12,200	Central European Distribution*,#	890,112
		4,905,480
Brewery – 0%
200	Anheuser-Busch Companies, Inc.	13,552
Broadcast Services and Programming – 0.7%
315,600	Liberty Global, Inc. – Class A*,#	9,098,748
Building Products – Air and Heating – 0%
14,100	Lennox International, Inc.	503,370
Cable Television – 0.2%
91,400	DIRECTV Group, Inc.*	2,469,628
9,900	DISH Network Corp. – Class A*	291,258
		2,760,886
Casino Hotels – 0.5%
15,300	Las Vegas Sands Corp.*,#	696,456
159,800	MGM Mirage*,#	4,637,396
17,900	Wynn Resorts, Ltd.#	1,744,892
		7,078,744
Casino Services – 0.2%
101,700	International Game Technology	2,207,907
Cellular Telecommunications – 0%
34,900	MetroPCS Communications, Inc.*	580,387
Chemicals – Diversified – 0.1%
8,600	Celanese Corp. – Class A	331,358
9,200	FMC Corp.	684,204
6,400	Rohm & Haas Co.	480,000
		1,495,562
Chemicals – Specialty – 0.4%
46,100	Ecolab, Inc.	2,060,670
63,500	Sigma-Aldrich Corp.	3,856,990
		5,917,660
Coal – 2.0%
35,300	Alpha Natural Resources, Inc.*	3,492,935
49,000	Arch Coal, Inc.	2,759,190
81,000	CONSOL Energy, Inc.	6,025,590
25,000	Foundation Coal Holdings, Inc.	1,485,000
63,600	Massey Energy, Co.	4,722,300
25,000	Patriot Coal Corp.*	3,153,750
10,100	Peabody Energy Corp.	683,265
40,000	Walter Industries, Inc.	4,194,800
		26,516,830
Commercial Services – 0.3%
23,600	ChoicePoint, Inc.*	1,129,260
99,300	Iron Mountain, Inc.*	2,879,700
		4,008,960
Commercial Services – Finance – 1.6%
9,600	Global Payments, Inc.	425,184
46,400	H&R Block, Inc.	1,128,912
51,300	MasterCard, Inc. – Class A#	12,524,895
94,900	Visa, Inc. A-Shares*	6,933,394
		21,012,385
Computer Aided Design – 0.1%
21,400	Ansys, Inc.*,#	981,832
Computer Services – 0.1%
12,400	IHS, Inc. – Class A*	771,652
Computer Software – 0%
15,300	Metavante Technologies, Inc.*	340,578
Computers – 6.0%
105,500	Apple, Inc.*	16,769,225
613,900	Hewlett-Packard Co.	27,502,720
279,000	IBM Corp.	35,706,421
		79,978,366

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  7

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Computers – Integrated Systems – 0.1%
45,600	Brocade Communications Systems, Inc.*	$307,800
19,800	NCR Corp.*	531,828
		839,628
Computers – Memory Devices – 0.6%
208,500	EMC Corp.*	3,129,585
176,000	Western Digital Corp.*	5,067,040
		8,196,625
Consulting Services – 0.1%
16,500	FTI Consulting, Inc.*	1,174,140
Consumer Products – Miscellaneous – 0.1%
17,800	Kimberly-Clark Corp.	1,029,374
Containers – Metal and Glass – 0.8%
16,800	Greif, Inc.	1,022,112
235,400	Owens-Illinois, Inc.*	9,943,296
		10,965,408
Cosmetics and Toiletries – 3.1%
24,700	Alberto-Culver Co.#	662,701
25,700	Avon Products, Inc.	1,089,680
183,200	Colgate-Palmolive Co.	13,606,264
390,034	Procter & Gamble Co.	25,539,426
		40,898,071
Data Processing and Management – 0.2%
63,200	Broadridge Financial Solutions, Inc.	1,308,240
6,600	Fiserv, Inc.*	315,612
19,200	SEI Investments Co.	442,176
		2,066,028
Decision Support Software – 0%
9,100	MSCI, Inc.*	270,725
Dental Supplies and Equipment – 0.7%
226,200	Dentsply International, Inc.	9,104,550
4,200	Patterson Companies, Inc.*	131,166
		9,235,716
Diagnostic Equipment – 0.1%
16,800	Gen-Probe, Inc.*	895,776
Diagnostic Kits – 0.3%
81,600	IDEXX Laboratories, Inc.*	4,365,600
Dialysis Centers – 0%
1,300	Davita, Inc.*	72,605
Disposable Medical Products – 0.2%
26,200	C.R. Bard, Inc.	2,432,408
Distribution/Wholesale – 0.2%
28,100	Fastenal Co.#	1,372,966
74,400	LKQ, Corp.*	1,525,200
3,400	W.W. Grainger, Inc.	304,334
		3,202,500
Diversified Financial Services – 0.1%
15,200	IntercontinentalExchange, Inc.*	1,516,960
Diversified Operations – 3.2%
101,500	3M Co.	7,144,585
16,200	Brink’s Co.	1,117,152
12,400	Cooper Industries, Ltd. – Class A	522,908
6,900	Danaher Corp.	549,585
17,600	Dover Corp.	873,488
9,200	Eaton Corp.	653,568
71,200	Harsco Corp.	3,851,920
294,900	Honeywell International, Inc.	14,992,716
4,802	Ingersoll-Rand Co. – Class A	172,872
14,600	ITT Corp.	977,616
31,800	Parker Hannifin Corp.	1,961,424
13,800	SPX Corp.	1,749,564
132,200	Textron, Inc.	5,746,734
47,900	Tyco International, Ltd.	2,134,424
		42,448,556
Drug Delivery Systems – 0.1%
20,000	Hospira, Inc.*	763,200
E-Commerce/Products – 0.9%
151,600	Amazon.com, Inc.*,#	11,573,144
E-Commerce/Services – 0.2%
21,100	Priceline.com, Inc.*,#	2,425,445
Electric – Integrated – 1.9%
10,000	Allegheny Energy, Inc.	484,000
62,400	Constellation Energy Group, Inc.	5,189,184
25,900	Entergy Corp.	2,769,228
21,700	Exelon Corp.	1,706,054
239,700	PPL Corp.	11,256,312
96,600	Public Service Enterprise Group, Inc.	4,037,880
		25,442,658
Electric Products – Miscellaneous – 0.5%
83,600	AMETEK, Inc.	4,001,096
59,800	Emerson Electric Co.	2,912,260
		6,913,356
Electronic Components – Miscellaneous – 0%
18,600	Garmin, Ltd.#	663,462
Electronic Components – Semiconductors – 1.5%
38,000	Cree, Inc.*,#	737,200
603,200	Intel Corp.	13,385,008
28,100	MEMC Electronic Materials, Inc.*	1,298,501
27,500	NVIDIA Corp.*	314,600
68,900	ON Semiconductor, Corp.*	646,971
97,000	Rambus, Inc.*,#	1,606,320
72,800	Texas Instruments, Inc.	1,774,864
		19,763,464
Electronic Connectors – 0.2%
43,900	Amphenol Corp. – Class A	2,092,713
Electronic Measuring Instruments – 0.2%
30,100	FLIR Systems, Inc.*,#	1,226,274
6,000	Itron, Inc.*	553,980
21,600	Trimble Navigation, Ltd.*	717,120
		2,497,374
Electronic Parts Distributors – 0%
4,900	Avnet, Inc.*	133,574
Electronics – Military – 0.3%
43,400	L-3 Communications Holdings, Inc.	4,283,146
Energy – Alternate Sources – 0.6%
26,900	Covanta Holding Corp.*	756,966
27,800	First Solar, Inc.*	7,926,058
		8,683,024

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Engineering – Research and Development Services – 1.7%
15,700	Aecom Techonology, Corp.*	$446,979
101,800	Fluor Corp.	8,281,430
79,000	Foster Wheeler, Ltd.*	4,484,830
87,300	Jacobs Engineering Group, Inc.*	6,751,782
26,000	KBR, Inc.	741,000
24,700	McDermott International, Inc. (U.S. Shares)*	1,177,449
13,400	Shaw Group, Inc.*	774,520
5,600	URS Corp.*	234,752
		22,892,742
Engines – Internal Combustion – 0.2%
47,400	Cummins, Inc.	3,144,516
Enterprise Software/Services – 0.7%
33,200	BMC Software, Inc.*	1,091,948
374,744	Oracle Corp.*	8,068,238
		9,160,186
Entertainment Software – 0.4%
121,500	Activision, Inc.*	4,371,570
13,100	Electronic Arts, Inc.*	565,658
		4,937,228
Fiduciary Banks – 0.4%
69,300	Northern Trust Corp.	5,417,181
7,600	State Street Corp.	544,464
		5,961,645
Filtration and Separations Products – 0.2%
47,900	Donaldson Company, Inc.	2,160,769
Finance – Investment Bankers/Brokers – 0.3%
72,000	Charles Schwab Corp.	1,648,080
59,400	Investment Technology Group*	1,766,556
		3,414,636
Finance – Mortgage Loan Banker – 0%
69,500	Freddie Mac#	567,815
Finance – Other Services – 0.4%
4,775	CME Group, Inc.	1,719,621
10,800	MF Global, Ltd.*,#	70,092
136,200	Nasdaq Stock Market, Inc.*,#	3,782,274
		5,571,987
Food – Confectionery – 0.5%
84,900	Wm. Wrigley Jr. Co.	6,703,704
Food – Dairy Products – 0%
16,700	Dean Foods Co.*	355,710
Food – Miscellaneous/Diversified – 0.4%
15,500	H.J. Heinz Co.	780,890
76,200	Kellogg Co.	4,043,172
		4,824,062
Food – Retail – 0.2%
7,800	Kroger Co.	220,584
124,100	Whole Foods Market, Inc.#	2,751,297
		2,971,881
Food – Wholesale/Distribution – 0%
4,800	Sysco Corp.	136,128
Forestry – 0.1%
24,900	Plum Creek Timber Company, Inc.	1,213,128
Garden Products – 0%
5,200	Toro Co.#	169,260
Gold Mining – 0.2%
63,300	Newmont Mining Corp.	3,035,868
Hazardous Waste Disposal – 0.5%
108,500	Stericycle, Inc.*	6,482,875
Health Care Cost Containment – 0%
2,500	McKesson Corp.	139,975
Hospital Beds and Equipment – 0.1%
30,700	Kinetic Concepts, Inc.*,#	1,072,965
Hotels and Motels – 0%
6,100	Orient-Express Hotel, Ltd. – Class A	203,069
Human Resources – 0.3%
116,000	Hewitt Associates, Inc. – Class A*	4,274,600
Independent Power Producer – 0.3%
83,000	Calpine, Corp.*	1,444,200
74,000	NRG Energy, Inc.*,#	2,685,460
		4,129,660
Industrial Audio and Video Products – 0.1%
29,400	Dolby Laboratories, Inc.*	1,196,286
Industrial Automation and Robotics – 0%
300	Rockwell Automation, Inc.	13,353
Industrial Gases – 0.8%
67,200	Air Products and Chemicals, Inc.	6,398,112
50,300	Praxair, Inc.	4,714,619
		11,112,731
Instruments – Scientific – 0.2%
49,400	Applera Corp. – Applied Biosystems Group	1,824,342
5,500	Thermo Fisher Scientific, Inc.*	332,860
200	Waters Corp.*	13,588
		2,170,790
Internet Security – 0.3%
40,400	McAfee, Inc.*	1,323,100
98,300	VeriSign, Inc.*	3,198,682
		4,521,782
Investment Management and Advisory Services – 0.7%
18,000	BlackRock, Inc.	3,900,780
65,700	Federated Investors, Inc. – Class B	2,158,902
29,100	T. Rowe Price Group, Inc.#	1,741,635
41,300	Waddell & Reed Financial, Inc. – Class A	1,379,420
		9,180,737
Life and Health Insurance – 0.6%
141,400	AFLAC, Inc.	7,863,254
Machine Tools and Related Products – 0%
1,500	Lincoln Electric Holdings, Inc.	120,525
Machinery – Construction and Mining – 0.9%
28,700	Bucyrus International, Inc.	2,009,287
114,600	Caterpillar, Inc.	7,966,992
25,600	Joy Global, Inc.	1,848,832
		11,825,111

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Machinery – Farm – 0.8%
37,600	AGCO Corp.*	$2,250,360
123,400	Deere & Co.	8,657,744
		10,908,104
Machinery – General Industrial – 0.1%
19,900	Roper Industries, Inc.#	1,217,482
Machinery – Pumps – 0.6%
61,500	Flowserve Corp.	8,200,410
Medical – Biomedical and Genetic – 2.0%
80,400	Biogen Idec, Inc.*	5,608,704
53,700	Celgene Corp.*	4,053,813
30,000	Charles River Laboratories International, Inc.*	1,993,800
18,900	Genentech, Inc.*	1,800,225
61,300	Genzyme Corp.*	4,698,645
63,000	Gilead Sciences, Inc.*	3,400,740
24,700	Illumina, Inc.*	2,303,028
53,200	Invitrogen Corp.*	2,359,420
		26,218,375
Medical – Drugs – 3.1%
319,400	Abbott Laboratories	17,994,996
20,166	Allergan, Inc.	1,047,220
133,600	Bristol-Myers Squibb Co.	2,821,632
534,800	Merck & Company, Inc.	17,594,920
99,500	Schering-Plough Corp.	2,097,460
		41,556,228
Medical – Generic Drugs – 0.1%
54,700	Perrigo Co.	1,927,081
Medical – HMO – 0.1%
14,800	Aetna, Inc.	606,948
3,500	CIGNA Corp.	129,570
2,700	Coventry Health Care, Inc.*	95,499
21,300	Humana, Inc.*	935,283
		1,767,300
Medical – Hospitals – 0.1%
141,000	Tenet Healthcare, Corp.*	816,390
Medical Instruments – 0.8%
3,200	Beckman Coulter, Inc.	231,488
27,300	Intuitive Surgical, Inc.*	8,498,217
12,800	Medtronic, Inc.	676,224
22,000	Techne Corp.*	1,749,440
		11,155,369
Medical Labs and Testing Services – 1.2%
101,400	Covance, Inc.*,#	9,308,520
137,800	Quest Diagnostics, Inc.	7,325,448
		16,633,968
Medical Products – 3.0%
223,900	Baxter International, Inc.	15,361,779
22,200	Becton, Dickinson and Co.	1,885,002
82,300	Henry Schein, Inc.*	4,407,988
74,100	Johnson & Johnson	5,073,627
176,500	Stryker Corp.	11,329,535
34,400	Varian Medical Systems, Inc.*	2,064,000
5,300	Zimmer Holdings, Inc.*	365,223
		40,487,154
Metal – Aluminum – 0.4%
131,200	Alcoa, Inc.	4,428,000
6,500	Century Aluminum, Co.*	386,230
		4,814,230
Metal – Copper – 0.2%
89,400	Southern Copper Corp.#	2,483,532
Metal – Iron – 0.4%
52,200	Cleveland-Cliffs, Inc.	5,659,002
Metal Processors and Fabricators – 1.1%
151,300	Precision Castparts Corp.	14,135,959
Multimedia – 0.1%
78,000	Liberty Media Corp. – Entertainment – Class A*	1,920,360
Networking Products – 2.0%
1,123,800	Cisco Systems, Inc.*	24,712,362
82,700	Juniper Networks, Inc.*,#	2,152,681
		26,865,043
Non-Hazardous Waste Disposal – 0.3%
128,000	Republic Services, Inc.	4,160,000
Oil – Field Services – 4.3%
3,600	Halliburton Co.	161,352
15,400	Oceaneering International, Inc.*	933,856
7,600	Oil States International, Inc.*	417,088
342,600	Schlumberger, Ltd. (U.S. Shares)	34,808,160
64,000	Smith International, Inc.	4,760,320
83,785	Transocean, Inc. (U.S. Shares)*	11,397,274
128,000	Weatherford International, Ltd.*,#	4,829,440
		57,307,490
Oil and Gas Drilling – 0.3%
10,800	Atwood Oceanics, Inc.*	495,828
17,500	Diamond Offshore Drilling, Inc.	2,087,750
5,600	Noble Corp.	290,472
20,900	Patterson-UTI Energy, Inc.	593,978
		3,468,028
Oil Companies – Exploration and Production – 4.1%
33,200	Cabot Oil & Gas Corp.	1,461,132
19,000	Chesapeake Energy Corp.	952,850
32,100	Continental Resources, Inc.*,#	1,833,552
198,700	Denbury Resources, Inc.*	5,591,418
5,700	Encore Acquisition Co.*	352,659
54,700	EOG Resources, Inc.	5,498,991
29,700	Equitable Resources, Inc.	1,551,825
35,000	Mariner Energy, Inc.*	926,100
9,000	Noble Energy, Inc.	664,830
203,700	Occidental Petroleum Corp.	16,057,671
52,300	Petrohawk Energy Corp.*	1,742,636
29,500	Plains Exploration & Production Co.*	1,651,115
17,200	Questar Corp.	909,536
113,400	Quicksilver Resources, Inc.*,#	2,966,544
90,400	Range Resources Corp.	4,389,824
18,100	Sandridge Energy, Inc.*	884,909
104,900	Southwestern Energy Co.*	3,808,919
4,900	St. Mary Land & Exploration Co.	208,544
24,100	W&T Offshore, Inc.	1,066,666
22,100	Whitting Petroleum, Corp.*	2,070,107
3,600	XTO Energy, Inc.	170,028
		54,759,856

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Oil Companies – Integrated – 2.2%
205,600	Exxon Mobil Corp.	$16,536,408
82,000	Hess Corp.	8,314,800
56,200	Murphy Oil Corp.	4,480,826
		29,332,034
Oil Field Machinery and Equipment – 1.2%
25,500	Cameron International Corp.*	1,217,880
4,200	Dresser-Rand Group, Inc.*	160,020
75,100	FMC Technologies, Inc.*,#	4,639,678
128,000	National-Oilwell Varco, Inc.*	10,064,640
		16,082,218
Oil Refining and Marketing – 0.1%
36,800	Frontier Oil Corp.	671,600
9,800	Tesoro Corp.#	151,312
		822,912
Pharmacy Services – 2.1%
96,400	Express Scripts, Inc. – Class A*	6,800,056
440,866	Medco Health Solutions, Inc.*	21,858,136
		28,658,192
Physical Practice Management – 0.2%
57,700	Pediatrix Medical Group, Inc.*	2,807,105
Pipelines – 0.1%
29,100	El Paso Corp.	521,763
28,600	Williams Companies, Inc.	916,630
		1,438,393
Power Converters and Power Supply Equipment – 0%
1,000	Hubbell, Inc. – Class A	42,160
Publishing – Books – 0%
2,800	John Wiley & Sons, Inc. – Class A	126,952
Racetracks – 0.1%
46,500	Penn National Gaming, Inc.*	1,326,645
Radio – 0.1%
576,840	Sirius Satellite Radio, Inc.*	922,944
Real Estate Operating/Development – 0.1%
19,400	St. Joe Co.#	679,582
REIT – Apartments – 0.1%
6,100	Essex Property Trust, Inc.	740,235
REIT – Diversified – 0%
7,700	Digital Realty Trust, Inc.#	330,407
REIT – Health Care – 0.3%
13,200	HCP, Inc.	476,124
19,500	Heath Care REIT, Inc.#	972,465
63,700	Ventas, Inc.	2,857,582
		4,306,171
REIT – Regional Malls – 0.3%
29,000	Simon Property Group, Inc.	2,686,270
25,300	Taubman Centers, Inc.#	1,214,400
		3,900,670
Research and Development – 0.2%
76,900	Pharmaceutical Product Development, Inc.	2,932,966
Retail – Apparel and Shoe – 0.6%
36,300	Abercrombie & Fitch Co. – Class A	2,004,486
24,500	American Eagle Outfitters, Inc.	343,000
60,200	Gap, Inc.	970,424
11,300	Guess?, Inc.	357,871
11,300	Hanesbrands, Inc.*	242,272
29,000	Ross Stores, Inc.	1,100,840
106,500	Urban Outfitters, Inc.*	3,515,565
		8,534,458
Retail – Automobile – 0.3%
106,500	Copart, Inc.*	4,671,090
Retail – Computer Equipment – 0.9%
305,400	GameStop Corp. – Class A*	12,371,754
Retail – Consumer Electronics – 0.1%
43,700	Best Buy Company, Inc.	1,735,764
Retail – Discount – 0.8%
66,500	Costco Wholesale Corp.#	4,168,220
1,700	Target Corp.	76,891
103,300	Wal-Mart Stores, Inc.	6,055,446
		10,300,557
Retail – Drug Store – 0.9%
311,946	CVS/Caremark Corp.	11,386,029
Retail – Jewelry – 0%
11,200	Tiffany & Co.	423,248
Retail – Major Department Stores – 0.4%
148,300	TJX Companies, Inc.	4,999,193
Retail – Office Supplies – 0%
14,500	Staples, Inc.	326,250
Retail – Restaurants – 1.1%
23,300	Burger King Holdings, Inc.	625,139
7,500	Chipotle Mexican Grill, Inc. – Class A*,#	513,750
168,900	McDonald’s Corp.	10,098,531
10,500	Tim Hortons, Inc.	285,495
97,500	Yum! Brands, Inc.	3,492,450
		15,015,365
Retail – Sporting Goods – 0.1%
66,600	Dick’s Sporting Goods, Inc.*,#	1,168,830
Savings/Loan/Thrifts – 0.5%
340,200	Hudson City Bancorp, Inc.	6,212,052
Schools – 0.6%
98,000	Apollo Group, Inc. – Class A*	6,104,420
11,300	Devry, Inc.	641,953
1,700	ITT Educational Services, Inc.*	150,586
2,300	Strayer Education, Inc.	512,210
		7,409,169
Semiconductor Components/Integrated Circuits – 0%
9,100	Cypress Semiconductor Corp.*	247,975
2,100	Linear Technology Corp.#	65,205
		313,180
Semiconductor Equipment – 0.1%
36,900	Applied Materials, Inc.	639,108
Soap and Cleaning Preparations – 0.1%
35,300	Church & Dwight Company, Inc.	1,936,911
Software Tools – 0%
5,800	VMware, Inc. – Class A*,#	207,930

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  11

Janus Adviser INTECH Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Steel – Producers – 1.3%
139,600	AK Steel Holding Corp.	$8,864,600
21,100	Nucor Corp.	1,207,342
84,500	Steel Dynamics, Inc.	2,676,960
30,700	United States Steel Corp.	4,923,052
		17,671,954
Steel Pipe and Tube – 0%
3,800	Valmont Industries	406,258
Telecommunication Equipment – 0%
8,700	CommScope, Inc.*	387,933
Telecommunication Equipment – Fiber Optics – 0.1%
1,200	Ciena Corp.*,#	24,804
75,500	Corning, Inc.	1,510,755
		1,535,559
Telecommunication Services – 0.1%
7,600	Amdocs, Ltd. (U.S. Shares)*	231,116
13,500	Embarq Corp.	617,895
8,000	NeuStar, Inc. – Class A*	167,840
		1,016,851
Telephone – Integrated – 0%
6,600	Telephone and Data Systems, Inc.	279,840
Therapeutics – 0.5%
56,900	BioMarin Pharmaceutical, Inc.*	1,852,095
69,900	ImClone Systems, Inc.*	4,468,707
20,600	Warner Chilcott, Ltd. – Class A*	348,346
		6,669,148
Tobacco – 1.3%
158,800	Altria Group, Inc.	3,231,580
34,100	Lorillard, Inc.*	2,288,451
218,600	Philip Morris International, Inc.	11,290,690
		16,810,721
Toys – 0%
7,700	Hasbro, Inc.	298,144
Transportation – Marine – 0.4%
19,000	Frontline, Ltd.#	1,219,230
78,900	Kirby Corp.*	3,765,108
		4,984,338
Transportation – Railroad – 1.1%
10,000	Burlington Northern Santa Fe Corp.	1,041,300
101,300	CSX Corp.	6,845,854
16,200	Kansas City Southern*	891,000
1,600	Norfolk Southern Corp.	115,072
68,900	Union Pacific Corp.	5,680,116
		14,573,342
Transportation – Services – 0.4%
33,600	C.H. Robinson Worldwide, Inc.	1,619,520
18,500	Expeditors International of Washington, Inc.	656,935
11,900	Ryder System, Inc.	784,924
27,300	United Parcel Service, Inc. – Class B	1,722,084
		4,783,463
Transportation – Truck – 0.3%
8,200	Con-Way, Inc.	414,592
44,200	J.B. Hunt Transport Services, Inc.#	1,634,516
34,600	Landstar System, Inc.	1,750,068
		3,799,176
Veterinary Diagnostics – 0%
6,700	VCA Antech, Inc.*	195,238
Vitamins and Nutrition Products – 0.1%
42,300	Herbalife, Ltd.	1,826,937
Web Hosting/Design – 0%
5,800	Equinix, Inc.*,#	471,888
Web Portals/Internet Service Providers – 1.3%
32,300	Google, Inc. – Class A*	15,302,125
11,600	Sohu.com, Inc.*	875,568
87,200	Yahoo!, Inc.*	1,734,408
		17,912,101
Wireless Equipment – 0.2%
19,700	Crown Castle International Corp.*	752,540
23,800	QUALCOMM, Inc.	1,317,092
		2,069,632
X-Ray Equipment – 0%
25,600	Hologic, Inc.*	472,832

Total Common Stock (cost $1,314,452,977)		1,332,496,597

Money Markets – 0.4%
749,350	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	749,350
4,632,650	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	4,632,650

Total Money Markets (cost $5,382,000)		5,382,000

Other Securities – 4.6%
18,764,316	Allianz Dresdner Daily Asset Fund†	18,764,316
13,446,811	Repurchase Agreements†	13,446,811
28,862,281	Time Deposits†	28,862,281

Total Other Securities (cost $61,073,408)		61,073,408

Total Investments (total cost $1,380,908,385) – 104.5%		1,398,952,005

Liabilities, net of Cash, Receivables and Other Assets – (4.5)%		(60,769,316)

Net Assets – 100%		$1,338,182,689

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,985,211	1.0%
Cayman Islands	14,178,145	1.0%
Guernsey	231,116	0.0%
Netherlands Antilles	34,808,160	2.5%
Panama	1,177,449	0.1%
United States††	1,334,571,924	95.4%

Total	$1,398,952,005	100.0%

††	Includes Short-Term Securities and Other Securities (90.6% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  July 31, 2008

Janus Adviser INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser INTECH Risk-Managed Core Fund returned -8.22% for its Class S Shares. This compares to the -11.09% return posted by the S&P 500® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark, with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process should help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 20 years with the goal of providing excess returns regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Core Fund.

Janus Adviser Series  July 31, 2008  13

Janus Adviser INTECH Risk-Managed Core Fund (unaudited)

Janus Adviser INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Exxon Mobil Corp. Oil Companies – Integrated	4.4%
AT&T, Inc. Telephone – Integrated	3.3%
General Electric Co. Diversified Operations	3.3%
Procter & Gamble Co. Cosmetics and Toiletries	2.3%
Merck & Company, Inc. Medical – Drugs	2.1%

15.4%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

14  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008				Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed Core Fund – Class A Shares

NAV	–8.01%	9.06%	9.73%	0.88%	0.85%(a)

MOP	–13.35%	7.82%	8.57%

Janus Adviser INTECH Risk-Managed Core Fund – Class C Shares

NAV	–8.76%	8.46%	9.16%	1.64%	1.61%(a)

CDSC	–9.70%	8.46%	9.16%

Janus Adviser INTECH Risk-Managed Core Fund – Class I Shares	–7.80%	9.06%	9.74%	0.59%	0.59%(b)

Janus Adviser INTECH Risk-Managed Core Fund – Class R Shares	–8.45%	8.54%	9.17%	1.30%	1.30%(c)

Janus Adviser INTECH Risk-Managed Core Fund – Class S Shares	–8.22%	9.06%	9.75%	1.08%	1.08%(c)

S&P 500® Index	–11.09%	7.03%	8.12%

Lipper Quartile – Class S Shares	2nd	1st	2nd

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Core Funds	239/835	113/480	144/449

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  15

Janus Adviser INTECH Risk-Managed Core Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund’s Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares’ estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – January 2, 2003

16  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$951.30	$4.17

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$947.20	$7.79

Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$952.50	$2.62

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$2.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$948.50	$6.30

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$949.80	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.22

†	Expenses are equal to the annualized expense ratio of 0.86% for Class A Shares, 1.61% for Class C Shares, 0.54% for Class I Shares, 1.30% for Class R Shares and 1.04% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  17

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 99.6%
Advertising Agencies – 0%
500	Omnicom Group, Inc.	$21,345
Aerospace and Defense – 2.6%
7,700	Boeing Co.	470,547
6,100	General Dynamics Corp.	543,754
13,600	Lockheed Martin Corp.	1,418,888
2,200	Northrop Grumman Corp.	148,258
6,100	Raytheon Co.	347,273
		2,928,720
Aerospace and Defense – Equipment – 1.1%
14,400	B.F. Goodrich Co.	707,616
8,500	United Technologies Corp.	543,830
		1,251,446
Agricultural Chemicals – 0.6%
5,400	Monsanto Co.	643,194
Agricultural Operations – 0.1%
4,200	Archer-Daniels-Midland Co.	120,246
Airlines – 0%
2,100	Southwest Airlines Co.	32,739
Apparel Manufacturers – 0.4%
4,500	Coach, Inc.*	114,795
5,300	VF Corp.	379,374
		494,169
Appliances – 0%
300	Whirlpool Corp.	22,710
Applications Software – 1.3%
1,900	Citrix Systems, Inc.*	50,616
8,000	Intuit, Inc.*	218,640
45,300	Microsoft Corp.	1,165,116
		1,434,372
Athletic Footwear – 0.5%
9,200	NIKE, Inc. – Class B	539,856
Automotive – Cars and Light Trucks – 0.4%
1,100	Ford Motor Co.* ,#	5,280
35,600	General Motors Corp.#	394,092
		399,372
Automotive – Medium and Heavy Duty Trucks – 0.3%
7,650	PACCAR, Inc.	321,759
Automotive – Truck Parts and Equipment – Original – 0.6%
22,900	Johnson Controls, Inc.	690,664
Beverages – Non-Alcoholic – 4.1%
40,000	Coca-Cola Co.	2,060,000
31,100	Coca-Cola Enterprises, Inc.	526,523
14,400	Pepsi Bottling Group, Inc.	401,040
24,200	PepsiCo, Inc.	1,610,752
		4,598,315
Beverages – Wine and Spirits – 0.6%
6,000	Brown-Forman Corp. – Class B	431,760
10,500	Constellation Brands, Inc. – Class A*	225,960
		657,720
Brewery – 0.2%
3,100	Molson Coors Brewing Co. – Class B	167,307
Building – Residential and Commercial – 0.7%
10,400	Centex Corp.	152,672
24,900	D.R. Horton, Inc.	276,888
7,700	KB Home#	135,443
2,700	Lennar Corp. – Class A#	32,670
19,800	Pulte Homes, Inc.	241,758
		839,431
Cable Television – 0.9%
16,400	Comcast Corp. – Class A	338,168
19,500	DIRECTV Group, Inc.*	526,890
4,000	Scripps Networks, Intl.	162,160
		1,027,218
Casino Services – 0.1%
7,400	International Game Technology	160,654
Chemicals – Diversified – 0.3%
800	Dow Chemical Co.	26,648
5,100	PPG Industries, Inc.	309,264
		335,912
Chemicals – Specialty – 0.7%
7,100	Ecolab, Inc.	317,370
7,800	Sigma-Aldrich Corp.	473,772
		791,142
Coal – 0.7%
6,300	CONSOL Energy, Inc.	468,657
3,000	Massey Energy, Co.	222,750
2,100	Peabody Energy Corp.	142,065
		833,472
Commercial Banks – 0.7%
16,200	BB&T Corp.#	453,924
3,700	M&T Bank Corp.#	260,406
6,600	Marshall & Ilsley Corporation#	100,320
2,300	Regions Financial Corp.	21,804
		836,454
Commercial Services – Finance – 0.5%
1,100	Equifax, Inc.	38,599
9,900	H&R Block, Inc.	240,867
900	MasterCard, Inc. – Class A	219,735
1,100	Western Union Co.	30,404
		529,605
Computer Services – 0%
1,000	Affiliated Computer Services, Inc. – Class A*	48,200
Computers – 3.6%
6,200	Apple, Inc.*	985,490
2,700	Dell, Inc.*	66,339
40,100	Hewlett-Packard Co.	1,796,480
9,500	IBM Corp.	1,215,810
		4,064,119
Computers – Memory Devices – 0.5%
35,300	EMC Corp.*	529,853
Computers – Peripheral Equipment – 0%
700	Lexmark International Group, Inc. – Class A*	24,556
Consumer Products – Miscellaneous – 0.1%
700	Fortune Brands, Inc.#	40,117
500	Kimberly-Clark Corp.	28,915
		69,032

See Notes to Schedules of Investments and Financial Statements.

18  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Containers – Paper and Plastic – 0%
1,300	Sealed Air Corp.	$28,210
Cosmetics and Toiletries – 3.7%
2,700	Avon Products, Inc.	114,480
18,800	Colgate-Palmolive Co.	1,396,276
40,188	Procter & Gamble Co.	2,631,510
		4,142,266
Cruise Lines – 0.1%
2,100	Carnival Corp. (U.S. Shares)	77,574
Data Processing and Management – 0%
100	Fidelity National Information Services, Inc.	1,895
1,000	Fiserv, Inc.*	47,820
		49,715
Dental Supplies and Equipment – 0.1%
4,300	Patterson Companies, Inc.*	134,289
Disposable Medical Products – 0.1%
1,500	C.R. Bard, Inc.	139,260
Distribution/Wholesale – 0%
300	W.W. Grainger, Inc.	26,853
Diversified Financial Services – 0%
300	IntercontinentalExchange, Inc.*	29,940
Diversified Operations – 6.2%
5,800	3M Co.	408,262
1,000	Cooper Industries, Ltd. – Class A	42,170
1,600	Danaher Corp.	127,440
200	Eaton Corp.	14,208
131,300	General Electric Co.	3,714,477
18,600	Honeywell International, Inc.	945,624
2,500	Illinois Tool Works, Inc.	117,125
9,892	Ingersoll-Rand Co. – Class A	356,112
17,600	Leucadia National Corp.#	787,952
600	Parker Hannifin Corp.	37,008
10,400	Textron, Inc.	452,088
		7,002,466
Drug Delivery Systems – 0.1%
1,600	Hospira, Inc.*	61,056
E-Commerce/Products – 0.8%
12,000	Amazon.com, Inc.*	916,080
E-Commerce/Services – 0.1%
4,800	Expedia, Inc.*	93,936
Electric – Integrated – 5.8%
1,400	Allegheny Energy, Inc.	67,760
7,100	Ameren Corp.	291,739
9,400	American Electric Power Company, Inc.	371,300
8,400	Constellation Energy Group, Inc.	698,544
600	Dominion Resources, Inc.	26,508
2,200	Edison International	106,348
9,200	Entergy Corp.	983,664
1,000	Exelon Corp.	78,620
7,100	FirstEnergy Corp.	522,205
19,500	FPL Group, Inc.	1,258,335
1,900	PG&E Corp.	73,207
2,500	Pinnacle West Capital Corp.	83,925
24,300	PPL Corp.	1,141,128
14,700	Public Service Enterprise Group, Inc.	614,460
5,700	Southern Co.	201,723
4,200	Xcel Energy, Inc.	84,252
		6,603,718
Electric Products – Miscellaneous – 0.1%
2,400	Emerson Electric Co.	116,880
1,100	Molex, Inc.	26,983
		143,863
Electronic Components – Semiconductors – 1.3%
5,200	Advanced Micro Devices, Inc.* ,#	21,892
33,400	Intel Corp.	741,146
4,200	LSI Corp.*	29,148
5,700	MEMC Electronic Materials, Inc.*	263,397
13,800	Micron Technology, Inc.*	66,654
3,000	NVIDIA Corp.*	34,320
5,900	QLogic Corp.*	111,156
8,400	Texas Instruments, Inc.	204,792
		1,472,505
Electronics – Military – 0.2%
2,500	L-3 Communications Holdings, Inc.	246,725
Engineering – Research and Development Services – 1.0%
6,200	Fluor Corp.	504,370
7,500	Jacobs Engineering Group, Inc.*	580,050
		1,084,420
Engines – Internal Combustion – 0.5%
8,800	Cummins, Inc.	583,792
Enterprise Software/Services – 0.8%
4,000	BMC Software, Inc.*	131,560
37,835	Oracle Corp.*	814,588
		946,148
Entertainment Software – 0.1%
1,400	Electronic Arts, Inc.*	60,452
Fiduciary Banks – 0.7%
2,100	Bank of New York Mellon Corp.	74,550
7,000	Northern Trust Corp.	547,190
3,000	State Street Corp.	214,920
		836,660
Finance – Commercial – 0%
5,500	CIT Group, Inc.	46,640
Finance – Investment Bankers/Brokers – 1.0%
8,000	Charles Schwab Corp.	183,120
8,000	Citigroup, Inc.#	149,520
1,500	Goldman Sachs Group, Inc.	276,060
8,086	JP Morgan Chase & Co.	328,534
8,000	Lehman Brothers Holdings, Inc.	138,720
		1,075,954
Finance – Mortgage Loan Banker – 0.1%
2,500	Fannie Mae	28,750
3,600	Freddie Mac	29,412
		58,162
Finance – Other Services – 0.3%
600	CME Group, Inc.	216,078
1,600	NYSE Euronext	75,584
		291,662
Food – Confectionery – 0.3%
3,900	Wm. Wrigley Jr. Co.	307,944

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  19

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Food – Meat Products – 0%
2,100	Tyson Foods, Inc. – Class A	$31,290
Food – Miscellaneous/Diversified – 0.9%
1,400	General Mills, Inc.	90,146
5,400	H.J. Heinz Co.	272,052
7,900	Kellogg Co.	419,174
5,800	Kraft Foods, Inc. – Class A	184,556
		965,928
Food – Retail – 1.4%
29,000	Kroger Co.	820,120
12,100	Safeway, Inc.	323,312
1,400	Supervalu, Inc.	35,868
16,300	Whole Foods Market, Inc.#	361,371
		1,540,671
Food – Wholesale/Distribution – 0.1%
2,700	Sysco Corp.	76,572
Forestry – 0.2%
4,300	Plum Creek Timber Company, Inc.	209,496
500	Weyerhaeuser Co.	26,730
		236,226
Gas – Distribution – 0%
$200	Sempra Energy Co.	11,232
Gold Mining – 0.1%
2,700	Newmont Mining Corp.	129,492
Human Resources – 0%
1,300	Robert Half International, Inc.	32,877
Industrial Automation and Robotics – 0%
900	Rockwell Automation, Inc.	40,059
Industrial Gases – 0.8%
5,100	Air Products and Chemicals, Inc.	485,571
5,000	Praxair, Inc.	468,650
		954,221
Instruments – Scientific – 1.0%
9,900	Applera Corp. – Applied Biosystems Group	365,607
1,200	PerkinElmer, Inc.	34,920
11,900	Thermo Fisher Scientific, Inc.*	720,188
100	Waters Corp.*	6,794
		1,127,509
Insurance Brokers – 0.1%
900	Aon Corp.	41,220
1,000	Marsh & McLennan Companies, Inc.	28,250
		69,470
Internet Infrastructure Software – 0%
1,600	Akamai Technologies, Inc.*	37,344
Internet Security – 0.5%
17,800	Symantec Corp.*	375,046
6,700	VeriSign, Inc.*	218,018
		593,064
Investment Companies – 0.1%
3,900	American Capital Strategies, Ltd.#	79,248
Investment Management and Advisory Services – 0.5%
8,000	Federated Investors, Inc. – Class B	262,880
5,700	T. Rowe Price Group, Inc.	341,145
		604,025
Life and Health Insurance – 1.2%
10,600	AFLAC, Inc.	589,466
5,500	Principal Financial Group, Inc.	233,805
2,800	Prudential Financial, Inc.	193,116
400	Torchmark Corp.	23,220
11,200	UnumProvident Corp.	270,592
		1,310,199
Machinery – Construction and Mining – 0.5%
7,600	Caterpillar, Inc.	528,352
1,300	Terex Corp.*	61,529
		589,881
Machinery – Farm – 0.4%
7,000	Deere & Co.	491,120
Machinery – General Industrial – 0%
700	Manitowoc Company, Inc.	18,452
Medical – Biomedical and Genetic – 1.1%
2,900	Amgen, Inc.*	181,627
4,400	Biogen Idec, Inc.*	306,944
3,900	Celgene Corp.*	294,411
4,300	Genzyme Corp.*	329,595
2,600	Gilead Sciences, Inc.*	140,348
		1,252,925
Medical – Drugs – 4.0%
15,700	Abbott Laboratories	884,538
4,100	Allergan, Inc.	212,913
10,800	Bristol-Myers Squibb Co.	228,096
4,500	Eli Lilly and Co.	211,995
800	Forest Laboratories, Inc.*	28,408
71,900	Merck & Company, Inc.	2,365,510
20,900	Pfizer, Inc.	390,203
11,400	Schering-Plough Corp.	240,312
		4,561,975
Medical – Generic Drugs – 0%
1,700	Watson Pharmaceuticals, Inc.*	49,147
Medical – HMO – 0.8%
2,300	Aetna, Inc.	94,323
17,600	CIGNA Corp.	651,552
400	Coventry Health Care, Inc.*	14,148
2,600	Humana, Inc.*	114,166
		874,189
Medical – Hospitals – 0.1%
20,700	Tenet Healthcare, Corp.*	119,853
Medical Instruments – 0.2%
2,300	Boston Scientific Corp.*	27,347
700	Intuitive Surgical, Inc.*	217,903
		245,250
Medical Labs and Testing Services – 0.5%
9,700	Quest Diagnostics, Inc.	515,652
Medical Products – 3.2%
14,900	Baxter International, Inc.	1,022,289
1,500	Becton, Dickinson and Co.	127,365
16,700	Johnson & Johnson	1,143,449
15,700	Stryker Corp.	1,007,783
4,000	Varian Medical Systems, Inc.*	240,000
1,700	Zimmer Holdings, Inc.*	117,147
		3,658,033

See Notes to Schedules of Investments and Financial Statements.

20  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Metal – Aluminum – 0%
1,400	Alcoa, Inc.	$47,250
Metal – Diversified – 0.2%
2,221	Freeport-McMoRan Copper & Gold, Inc. – Class B	214,882
Metal Processors and Fabricators – 0.8%
10,100	Precision Castparts Corp.	943,643
Motorcycle and Motor Scooter Manufacturing – 0%
200	Harley-Davidson, Inc.	7,568
Multi-Line Insurance – 1.9%
2,200	Allstate Corp.	101,684
10,300	American International Group, Inc.	268,315
3,200	Assurant, Inc.	192,384
3,900	Cincinnati Financial Corp.	108,576
30,900	Loews Corp.	1,376,904
2,100	MetLife, Inc.	106,617
		2,154,480
Multimedia – 0.4%
23,600	News Corporation, Inc. – Class A	333,468
800	Viacom, Inc. – Class B*	22,344
2,500	Walt Disney Co.	75,875
		431,687
Networking Products – 1.6%
61,800	Cisco Systems, Inc.*	1,358,982
16,400	Juniper Networks, Inc.*,#	426,892
		1,785,874
Oil – Field Services – 1.7%
800	Baker Hughes, Inc.	66,328
8,900	Schlumberger, Ltd. (U.S. Shares)	904,240
4,600	Smith International, Inc.	342,148
1,907	Transocean, Inc. (U.S. Shares)*	259,409
8,300	Weatherford International, Ltd.*	313,159
		1,885,284
Oil and Gas Drilling – 0%
600	Noble Corp.	31,122
Oil Companies – Exploration and Production – 2.7%
6,800	Anadarko Petroleum Corp.	393,788
2,200	Apache Corp.	246,774
3,300	Cabot Oil & Gas Corp.	145,233
2,900	Chesapeake Energy Corp.	145,435
1,900	Devon Energy Corp.	180,291
2,400	EOG Resources, Inc.	241,272
1,600	Noble Energy, Inc.	118,192
8,200	Occidental Petroleum Corp.	646,406
3,300	Questar Corp.	174,504
5,400	Range Resources Corp.	262,224
8,300	Southwestern Energy Co.*	301,373
3,450	XTO Energy, Inc.	162,944
		3,018,436
Oil Companies – Integrated – 8.2%
22,997	Chevron Corp.	1,944,626
12,300	ConocoPhillips	1,003,926
62,300	Exxon Mobil Corp.	5,010,788
2,900	Hess Corp.	294,060
10,740	Marathon Oil Corp.	531,308
7,000	Murphy Oil Corp.	558,110
		9,342,818
Oil Field Machinery and Equipment – 0.8%
1,400	Cameron International Corp.*	66,864
10,000	National-Oilwell Varco, Inc.*	786,300
		853,164
Oil Refining and Marketing – 0.3%
8,500	Valero Energy Corp.	283,985
Paper and Related Products – 0%
600	International Paper Co.	16,632
Pharmacy Services – 1.5%
5,100	Express Scripts, Inc. – Class A*	359,754
26,026	Medco Health Solutions, Inc.*	1,290,369
		1,650,123
Pipelines – 0.1%
1,700	Williams Companies, Inc.	54,485
Property and Casualty Insurance – 0.3%
1,000	Chubb Corp.	48,040
7,000	Progressive Corp.	141,750
200	SAFECO Corp.	13,232
1,900	Travelers Companies, Inc.	83,828
		286,850
Publishing – Newspapers – 0.1%
100	Washington Post Co. – Class B	61,825
REIT – Apartments – 0.3%
3,600	Apartment Investment & Management Co. – Class A	123,012
300	Avalonbay Communities, Inc.	29,913
4,000	Equity Residential	172,680
		325,605
REIT – Health Care – 0.3%
10,600	HCP, Inc.	382,342
REIT – Office Property – 0.1%
1,400	Boston Properties, Inc.	134,666
REIT – Regional Malls – 0.2%
1,900	Simon Property Group, Inc.	175,997
REIT – Shopping Centers – 0.1%
800	Developers Diversified Realty Corp.	25,568
2,900	Kimco Realty Corp.	102,341
		127,909
REIT – Storage – 0.3%
3,800	Public Storage	311,182
REIT – Warehouse/Industr – 0.1%
3,000	ProLogis	146,640
Retail – Apparel and Shoe – 0.4%
3,600	Abercrombie & Fitch Co. – Class A	198,792
16,300	Gap, Inc.	262,756
		461,548
Retail – Auto Parts – 0%
100	AutoZone, Inc.*	13,029
Retail – Bedding – 0%
1,900	Bed Bath & Beyond, Inc.*	52,877
Retail – Building Products – 0.1%
3,500	Lowe’s Companies, Inc.	71,120
Retail – Computer Equipment – 0.4%
11,600	GameStop Corp. – Class A*	469,916

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  21

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Retail – Consumer Electronics – 0.2%
5,600	Best Buy Company, Inc.	$222,432
Retail – Discount – 0.5%
2,700	Costco Wholesale Corp.	169,236
2,600	Target Corp.	117,598
4,300	Wal-Mart Stores, Inc.	252,066
		538,900
Retail – Drug Store – 0.6%
19,954	CVS/Caremark Corp.	728,321
Retail – Jewelry – 0.2%
5,000	Tiffany & Co.	188,950
Retail – Major Department Stores – 0.3%
11,200	TJX Companies, Inc.	377,552
Retail – Office Supplies – 0.1%
5,200	Staples, Inc.	117,000
Retail – Regional Department Stores – 0%
1,000	Kohl’s Corp.*	41,910
Retail – Restaurants – 1.3%
21,100	McDonald’s Corp.	1,261,569
6,400	Yum! Brands, Inc.	229,248
		1,490,817
Rubber – Tires – 0.1%
4,300	Goodyear Tire & Rubber Co.*	84,409
Savings/Loan/Thrifts – 0.7%
39,200	Hudson City Bancorp, Inc.	715,792
17,100	Washington Mutual, Inc.#	91,143
		806,935
Schools – 0.4%
7,700	Apollo Group, Inc. – Class A*	479,633
Semiconductor Components/Integrated Circuits – 0%
1,100	Analog Devices, Inc.	33,561
300	Linear Technology Corp.	9,315
		42,876
Semiconductor Equipment – 0.1%
3,400	Applied Materials, Inc.	58,888
400	KLA-Tencor Corp.	15,036
		73,924
Steel – Producers – 0.5%
3,100	AK Steel Holding Corp.	196,850
1,800	Nucor Corp.	102,996
1,700	United States Steel Corp.	272,612
		572,458
Super-Regional Banks – 2.3%
49,054	Bank of America Corp.	1,613,877
800	Capital One Financial Corp.	33,488
2,100	PNC Bank Corp.	149,709
500	SunTrust Banks, Inc.	20,530
9,300	U.S. Bancorp	284,673
16,600	Wells Fargo & Co.#	502,482
		2,604,759
Telecommunication Equipment – Fiber Optics – 0.3%
4,600	Ciena Corp.*,	95,082
13,900	Corning, Inc.	278,139
		373,221
Telecommunication Services – 0%
400	Embarq Corp.	18,308
Telephone – Integrated – 4.1%
121,605	AT&T, Inc.	3,746,650
25,900	Verizon Communications, Inc.	881,636
		4,628,286
Tobacco – 0.7%
12,800	Altria Group, Inc.	260,480
1,700	Lorillard, Inc.*	114,087
7,100	Philip Morris International, Inc.	366,715
500	UST, Inc.	26,305
		767,587
Tools – Hand Held – 0.1%
200	Black & Decker Corp.	12,004
800	Snap-On, Inc.	45,032
		57,036
Toys – 0%
800	Hasbro, Inc.	30,976
Transportation – Railroad – 0.4%
500	Burlington Northern Santa Fe Corp.	52,065
3,000	CSX Corp.	202,740
800	Norfolk Southern Corp.	57,536
2,000	Union Pacific Corp.	164,880
		477,221
Transportation – Services – 0.5%
2,600	C.H. Robinson Worldwide, Inc.#	125,320
5,200	Expeditors International of Washington, Inc.	184,652
2,600	Ryder System, Inc.	171,496
1,500	United Parcel Service, Inc. – Class B	94,620
		576,088
Web Portals/Internet Service Providers – 0.5%
1,200	Google, Inc. – Class A*	568,500
2,500	Yahoo!, Inc.*	49,725
		618,225
Wireless Equipment – 0.1%
500	American Tower Corp. – Class A*	20,950
3,200	Motorola, Inc.	27,648
1,000	QUALCOMM, Inc.	55,340
		103,938

Total Common Stock (cost $113,654,173)		112,854,477

Money Markets – 0%
7,000	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	7,000
13,000	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	13,000

Total Money Markets (cost $20,000)		20,000

Other Securities – 2.2%
113,727	Allianz Dresdner Daily Asset Fund†	113,727
931,013	Repurchase Agreements†	931,013

See Notes to Schedules of Investments and Financial Statements.

22  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Other Securities – (continued)
1,432,035	Time Deposits†	$1,432,035

Total Other Securities (cost $2,476,775)		2,476,775

Total Investments (total cost $116,150,948) – 101.8%		115,351,252

Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(2,016,573)

Net Assets – 100%		$113,334,679

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$711,441	0.6%
Cayman Islands	290,531	0.2%
Netherland Antilles	904,240	0.8%
Panama	77,574	0.1%
United States††	113,367,466	98.3%

Total	$115,351,252	100.0%

††	Includes Short-Term Securities and Other Securities (96.1% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  23

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser INTECH Risk-Managed Value Fund returned -12.98% for its Class S Shares. This compares to the -15.15% return posted by the Russell 1000 Value® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark, with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Value® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process should help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 20 years with the goal of providing excess returns regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Value® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Value Fund.

24  Janus Adviser Series  July 31, 2008

(unaudited)

Janus Adviser INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Exxon Mobil Corp. Oil Companies – Integrated	5.8%
General Electric Co. Diversified Operations	4.9%
AT&T, Inc. Telephone – Integrated	3.7%
Pfizer, Inc. Medical – Drugs	3.2%
Bank of America Corp. Super-Regional Banks	3.0%

20.6%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  25

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed Value Fund – Class A Shares

NAV	–12.78%	1.29%	1.35%	0.86%(a)

MOP	–17.78%	–1.01%

Janus Adviser INTECH Risk-Managed Value Fund – Class C Shares

NAV	–13.49%	0.52%	2.05%	1.61%(a)

CDSC	–14.33%	0.52%

Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	–12.54%	1.54%	1.09%	0.61%(b)

Janus Adviser INTECH Risk-Managed Value Fund – Class R Shares	–13.19%	0.78%	1.85%	1.35%(c)

Janus Adviser INTECH Risk-Managed Value Fund – Class S Shares	–12.98%	1.03%	1.62%	1.10%(c)

Russell 1000® Value Index	–15.15%	1.94%

Lipper Quartile – Class S Shares	2nd	3rd

Lipper Ranking – Class S Shares based on total returns for Multi-Cap Value Funds	159/428	182/347

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

26  Janus Adviser Series  July 31, 2008

(unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from December 30, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005

Janus Adviser Series  July 31, 2008  27

Janus Adviser INTECH Risk-Managed Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$914.80	$4.05

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$911.50	$7.56

Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$915.90	$2.86

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$912.70	$6.42

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$913.80	$5.23

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52

†	Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.59% for Class C Shares, 0.60% for Class I Shares, 1.35% for Class R Shares and 1.10% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

28  Janus Adviser Series  July 31, 2008

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 99.3%
Aerospace and Defense – 1.1%
3,900	General Dynamics Corp.	$347,646
600	Northrop Grumman Corp.	40,434
5,300	Raytheon Co.	301,729
1,600	Spirit Aerosystems Holdings, Inc.*	34,656
		724,465
Aerospace and Defense – Equipment – 0.5%
200	Alliant Techsystems, Inc.*	19,798
200	DRS Technologies, Inc.	15,760
5,000	United Technologies Corp.	319,900
		355,458
Agricultural Operations – 0.3%
3,300	Archer-Daniels-Midland Co.	94,479
800	Bunge, Ltd.	79,136
		173,615
Airlines – 0.1%
4,800	Northwest Airlines Corp.*	43,968
900	Southwest Airlines Co.	14,031
		57,999
Apparel Manufacturers – 0.4%
3,700	VF Corp.	264,846
Appliances – 0.1%
500	Whirlpool Corp.	37,850
Automotive – Cars and Light Trucks – 0.3%
4,400	Ford Motor Co.*,#	21,120
18,300	General Motors Corp.#	202,581
		223,701
Automotive – Truck Parts and Equipment – Original – 0.8%
800	Autoliv, Inc.	31,232
3,300	Borg-Warner Automotive, Inc.	133,056
11,200	Johnson Controls, Inc.	337,792
		502,080
Beverages – Non-Alcoholic – 2.3%
14,800	Coca-Cola Co.	762,200
19,500	Coca-Cola Enterprises, Inc.	330,135
9,700	Pepsi Bottling Group, Inc.	270,145
2,300	PepsiAmericas, Inc.	54,441
900	PepsiCo, Inc.	59,904
		1,476,825
Beverages – Wine and Spirits – 0.5%
1,200	Brown-Forman Corp. – Class B	86,352
9,700	Constellation Brands, Inc. – Class A*	208,744
		295,096
Brewery – 0.2%
800	Anheuser-Busch Companies, Inc.	54,208
1,000	Molson Coors Brewing Co. – Class B	53,970
		108,178
Broadcast Services and Programming – 0.8%
7,400	Discovery Holding Co. – Class A*	147,112
11,700	Liberty Global, Inc. – Class A*	337,311
1,700	Liberty Media Corp. – Capital – Class A*	26,418
		510,841
Building – Residential and Commercial – 0.8%
5,300	Centex Corp.	77,804
7,300	D.R. Horton, Inc.	81,176
2,000	KB Home	35,180
2,200	Lennar Corp. – Class A#	26,620
900	M.D.C. Holdings, Inc.	37,368
100	NVR, Inc.*	55,232
7,700	Pulte Homes, Inc.	94,017
5,700	Toll Brothers, Inc.*	114,513
		521,910
Building and Construction Products – Miscellaneous – 0.1%
3,400	Owens Corning, Inc.*	88,434
Cable Television – 1.1%
5,400	Cablevision Systems New York Group – Class A*	131,112
17,550	Comcast Corp. – Class A	361,881
3,900	Scripps Networks, Intl.	158,106
1,900	Time Warner Cable, Inc. – Class A*	54,017
		705,116
Cellular Telecommunications – 0%
600	Leap Wireless International, Inc.*	25,878
Chemicals – Diversified – 0.9%
2,000	Dow Chemical Co.	66,620
1,600	E.I. du Pont de Nemours and Co.	70,096
3,000	FMC Corp.	223,110
1,000	Huntsman Corp.	13,500
3,600	PPG Industries, Inc.	218,304
		591,630
Chemicals – Specialty – 0.5%
600	Cabot Corp.	16,098
300	Cytec Industries, Inc.	16,218
100	Eastman Chemical Co.	5,996
1,300	Lubrizol Corp.	64,740
3,600	Sigma-Aldrich Corp.	218,664
		321,716
Coatings and Paint Products – 0%
1,000	RPM International, Inc.	20,500
Commercial Banks – 1.8%
1,300	Associated Banc-Corp	21,697
6,500	BancorpSouth, Inc.#	138,450
1,600	Bank of Hawaii Corp.	80,624
4,400	BB&T Corp.#	123,288
200	City National Corp.	9,826
3,500	Commerce Bancshares, Inc.	152,705
3,800	Cullen/Frost Bankers, Inc.	200,412
9,400	Fulton Financial Corp.#	99,076
1,200	M&T Bank Corp.	84,456
600	Marshall & Ilsley Corporation#	9,120
2,500	Popular, Inc.#	17,175
2,797	Regions Financial Corp.	26,516
2,000	Synovus Financial Corp.	19,020
3,400	TCF Financial Corp.#	43,350
800	UnionBanCal Corp.	42,976
2,895	Valley National Bancorp	57,147
400	Webster Financial, Corp.	7,944
3,300	Whitney Holding Corp.#	67,848
		1,201,630

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  29

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Commercial Services – 0%
800	Convergys Corp.*	$10,160
500	Quanta Services, Inc.*	15,440
		25,600
Commercial Services – Finance – 0.2%
600	Equifax, Inc.	21,054
400	Lender Processing Services	13,340
2,000	Moody’s Corp.	69,620
		104,014
Computer Services – 0.1%
300	Affiliated Computer Services, Inc. – Class A*	14,460
3,200	Electronic Data Systems Corp.	79,392
		93,852
Computers – 0%
1,700	Sun Microsystems, Inc.*	18,071
Computers – Integrated Systems – 0.1%
5,500	Brocade Communications Systems, Inc.*	37,125
Computers – Memory Devices – 0.2%
5,700	EMC Corp.*	85,557
1,400	SanDisk Corp.*	19,740
		105,297
Computers – Peripheral Equipment – 0.1%
1,600	Lexmark International Group, Inc. – Class A*	56,128
Consulting Services – 0%
1,500	SAIC, Inc.*	28,335
Consumer Products – Miscellaneous – 0.3%
800	Clorox Co.	43,600
400	Fortune Brands, Inc.	22,924
400	Jarden Corp.*	9,612
1,700	Kimberly-Clark Corp.	98,311
		174,447
Containers – Metal and Glass – 0.1%
800	Ball Corp.	35,664
1,000	Owens-Illinois, Inc.*	42,240
		77,904
Containers – Paper and Plastic – 0.1%
700	Packaging Corp of America	17,864
1,300	Pactiv Corp.*	31,343
600	Sealed Air Corp.	13,020
		62,227
Cosmetics and Toiletries – 2.7%
300	Alberto-Culver Co.	8,049
26,700	Procter & Gamble Co.	1,748,316
		1,756,365
Cruise Lines – 0.1%
1,200	Carnival Corp. (U.S. Shares)	44,328
Data Processing and Management – 0%
100	Dun & Bradstreet Corp.	9,664
1,100	Fidelity National Information Services, Inc.	20,845
		30,509
Distribution/Wholesale – 0.1%
1,100	Genuine Parts Co.	44,121
900	Tech Data Corp.*	31,383
		75,504
Diversified Operations – 7.2%
200	Carlisle Companies, Inc.	6,118
1,600	Cooper Industries, Ltd. – Class A	67,472
2,900	Crane Co.	102,950
700	Danaher Corp.	55,755
700	Eaton Corp.	49,728
114,000	General Electric Co.	3,225,060
5,600	Illinois Tool Works, Inc.	262,360
8,900	Ingersoll-Rand Co. – Class A	320,400
11,000	Leucadia National Corp.	492,470
2,300	Pentair, Inc.	79,626
200	Teleflex, Inc.	12,264
700	Trinity Industries, Inc.	26,348
		4,700,551
Drug Delivery Systems – 0.1%
1,400	Hospira, Inc.*	53,424
E-Commerce/Services – 0.2%
3,500	Expedia, Inc.*	68,495
700	IAC/InterActiveCorp*	12,222
3,400	Liberty Media Corp. – Interactive – Class A*	47,702
		128,419
Electric – Integrated – 6.1%
600	Alliant Energy Corp.	19,338
8,300	Ameren Corp.	341,047
5,000	American Electric Power Company, Inc.	197,500
1,300	CenterPoint Energy, Inc.	20,501
1,500	CMS Energy Corp.	20,250
3,300	Consolidated Edison, Inc.	131,010
800	Constellation Energy Group, Inc.	66,528
2,800	Dominion Resources, Inc.	123,704
500	DPL, Inc.	12,690
100	DTE Energy Co.	4,100
724	Duke Energy Corp.	12,728
900	Edison International	43,506
11,300	Energy East Corp.	282,387
500	Entergy Corp.	53,460
2,700	Exelon Corp.	212,274
4,000	FirstEnergy Corp.	294,200
6,500	FPL Group, Inc.	419,445
1,700	Great Plains Energy, Inc.	42,942
4,000	Hawaiian Electric Industries	98,960
1,000	Integrys Energy Group, Inc.	51,060
500	MDU Resources Group, Inc.	15,955
400	Northeast Utilities Co.	10,064
3,700	NSTAR	117,882
2,300	OGE Energy Corp.	75,256
4,700	PG&E Corp.	181,091
5,200	Pinnacle West Capital Corp.	174,564
1,100	Progress Energy, Inc.	46,541
6,700	Puget Energy, Inc.	184,518
3,500	SCANA Corp.	126,665
7,800	Southern Co.	276,042
700	TECO Energy, Inc.	12,985
3,100	Wisconsin Energy Corp.	139,872
8,100	Xcel Energy, Inc.	162,486
		3,971,551
Electric Products – Miscellaneous – 0.1%
3,400	Molex, Inc.	83,402

See Notes to Schedules of Investments and Financial Statements.

30  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Electronic Components – Miscellaneous – 0.1%
800	Jabil Circuit, Inc.	$13,008
1,575	Tyco Electronics, Ltd.	52,196
200	Vishay Intertechnology, Inc.*	1,794
		66,998
Electronic Components – Semiconductors – 0.8%
16,000	Advanced Micro Devices, Inc.*,#	67,360
4,000	Cree, Inc.*,#	77,600
8,000	Intel Corp.	177,520
1,000	International Rectifier Corp.*	16,880
900	Intersil Corp. – Class A	21,717
6,900	LSI Corp.*	47,886
14,400	Micron Technology, Inc.*	69,552
2,200	QLogic Corp.*	41,448
		519,963
Electronic Connectors – 0%
600	Thomas & Betts Corp.*	24,828
Electronic Design Automation – 0.1%
1,500	Synopsys, Inc.*	36,030
Electronic Parts Distributors – 0.1%
1,100	Arrow Electronics, Inc.*	35,442
400	Avnet, Inc.*	10,904
		46,346
Electronics – Military – 0.1%
500	L-3 Communications Holdings, Inc.	49,345
Engineering – Research and Development Services – 0.2%
400	KBR, Inc.	11,400
3,100	URS Corp.*	129,952
		141,352
Enterprise Software/Services – 0%
600	CA, Inc.	14,316
Fiduciary Banks – 1.2%
9,224	Bank of New York Mellon Corp.	327,452
2,300	Northern Trust Corp.	179,791
3,000	State Street Corp.	214,920
1,600	Wilmington Trust Corp.	37,712
		759,875
Finance – Auto Loans – 0.1%
4,200	AmeriCredit Corp.*,#	36,834
Finance – Commercial – 0.1%
7,700	CIT Group, Inc.#	65,296
Finance – Credit Card – 0.1%
1,500	American Express Co.	55,680
Finance – Investment Bankers/Brokers – 4.8%
68,700	Citigroup, Inc.	1,284,003
3,100	Goldman Sachs Group, Inc.	570,524
2,000	Jefferies Group, Inc.#	37,980
24,500	JP Morgan Chase & Co.	995,435
2,800	Lehman Brothers Holdings, Inc.	48,552
2,800	Merrill Lynch & Company, Inc.#	74,620
1,700	Morgan Stanley Co.	67,116
2,200	Raymond James Financial, Inc.	63,580
		3,141,810
Finance – Mortgage Loan Banker – 0.2%
8,100	Fannie Mae	93,150
1,100	Freddie Mac	8,987
		102,137
Finance – Other Services – 0.3%
200	CME Group, Inc.	72,026
2,700	Nasdaq Stock Market, Inc.*	74,979
1,200	NYSE Euronext	56,688
		203,693
Financial Guarantee Insurance – 0.1%
8,700	MBIA, Inc.#	51,591
2,600	MGIC Investment Corp.	16,640
		68,231
Food – Confectionery – 0.4%
2,900	J.M. Smucker Co.	141,346
1,100	Wm. Wrigley Jr. Co.	86,856
		228,202
Food – Meat Products – 0.3%
1,600	Hormel Foods Corp.	57,872
2,900	Smithfield Foods, Inc.*,#	62,292
4,200	Tyson Foods, Inc. – Class A	62,580
		182,744
Food – Miscellaneous/Diversified – 1.7%
300	Campbell Soup Co.	10,914
4,500	ConAgra Foods, Inc.	97,560
1,200	Corn Products International, Inc.	55,812
2,400	General Mills, Inc.	154,536
2,800	H.J. Heinz Co.	141,064
5,300	Kellogg Co.	281,218
10,352	Kraft Foods, Inc. – Class A	329,401
3,200	Sara Lee, Corp.	43,712
		1,114,217
Food – Retail – 0.8%
8,000	Kroger Co.	226,240
9,400	Safeway, Inc.	251,168
673	Supervalu, Inc.	17,242
		494,650
Forestry – 0.2%
1,900	Plum Creek Timber Company, Inc.	92,568
400	Weyerhaeuser Co.	21,384
		113,952
Funeral Services and Related Items – 0.1%
3,500	Service Corporation International	33,495
Gas – Distribution – 0.9%
800	Atmos Energy Corp.	21,176
3,600	Energen Corp.	216,720
700	NiSource, Inc.	11,956
1,100	Sempra Energy Co.	61,776
500	Southern Union Co.	13,060
6,300	UGI Corp.	170,478
3,400	Vectren, Corp.	99,280
		594,446
Health Care Cost Containment – 0.1%
600	McKesson Corp.	33,594

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  31

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Home Decoration Products – 0.1%
4,700	Newell Rubbermaid, Inc.	$77,691
Hospital Beds and Equipment – 0%
400	Hillenbrand Industries, Inc.	11,236
Hotels and Motels – 0%
700	Wyndham Worldwide Corp.	12,558
Human Resources – 0.1%
700	Manpower, Inc.	33,600
Independent Power Producer – 0.5%
2,000	Dynegy, Inc. – Class A*	13,460
1,100	NRG Energy, Inc.*	39,919
14,900	Reliant Energy, Inc.*	269,839
		323,218
Instruments – Scientific – 0.5%
900	PerkinElmer, Inc.	26,190
4,900	Thermo Fisher Scientific, Inc.*	296,548
		322,738
Insurance Brokers – 0.2%
1,500	Aon Corp.	68,700
800	Brown & Brown, Inc.	14,056
800	Erie Indemnity Co. – Class A	34,960
600	Marsh & McLennan Companies, Inc.	16,950
		134,666
Internet Content – Information/News – 0%
1,200	Hlth Corp.*	13,128
Internet Security – 0.2%
7,500	Symantec Corp.*	158,025
Investment Companies – 0.2%
4,600	Allied Capital Corp.#	63,250
2,800	American Capital Strategies, Ltd.#	56,896
		120,146
Investment Management and Advisory Services – 0.4%
500	Ameriprise Financial, Inc.	21,250
300	BlackRock, Inc.	65,013
700	Franklin Resources, Inc.	70,427
3,300	Invesco, Ltd. (U.S. Shares)	76,857
800	Legg Mason, Inc.	32,280
		265,827
Life and Health Insurance – 0.9%
1,100	Conseco, Inc.*	9,218
979	Lincoln National Corp.	46,698
700	Nationwide Financial Services, Inc. – Class A	32,445
4,500	Principal Financial Group, Inc.	191,295
3,100	Prudential Financial, Inc.	213,807
300	Reinsurance Group of America, Inc.	14,910
500	StanCorp Financial Group, Inc.	24,695
100	Torchmark Corp.	5,805
2,400	UnumProvident Corp.	57,984
		596,857
Linen Supply and Related Items – 0%
1,100	Cintas Corp.	31,284
Machine Tools and Related Products – 0.1%
500	Kennametal, Inc.	14,880
700	Lincoln Electric Holdings, Inc.	56,245
		71,125
Machinery – Construction and Mining – 0.1%
1,100	Terex Corp.*	52,063
Machinery – Farm – 0.1%
800	AGCO Corp.*	47,880
Machinery – Pumps – 0.1%
400	Flowserve Corp.	53,336
Medical – Biomedical and Genetic – 1.1%
8,300	Amgen, Inc.*	519,829
800	Charles River Laboratories International, Inc.*	53,168
3,600	Invitrogen Corp.*,#	159,660
		732,657
Medical – Drugs – 5.9%
1,600	Bristol-Myers Squibb Co.	33,792
7,000	Eli Lilly and Co.	329,770
2,900	Forest Laboratories, Inc.*	102,979
29,400	Merck & Company, Inc.	967,260
110,600	Pfizer, Inc.	2,064,902
8,600	Wyeth	348,472
		3,847,175
Medical – Generic Drugs – 0.1%
600	Barr Pharmaceuticals, Inc.*	39,588
2,700	Mylan Laboratories, Inc.*	35,019
200	Watson Pharmaceuticals, Inc.*	5,782
		80,389
Medical – HMO – 0.9%
1,300	Aetna, Inc.	53,313
2,500	CIGNA Corp.	92,550
1,100	Coventry Health Care, Inc.*	38,907
1,100	Health Net, Inc.*	30,756
800	Humana, Inc.*	35,128
8,800	UnitedHealth Group, Inc.	247,104
1,600	WellPoint, Inc.*	83,920
		581,678
Medical – Hospitals – 0.2%
1,100	Community Health Care Corp.*	36,278
1,600	LifePoint Hospitals, Inc.*	45,808
5,900	Tenet Healthcare, Corp.*	34,161
700	Universal Health Services, Inc. – Class B	42,434
		158,681
Medical – Wholesale Drug Distributors – 0.1%
500	AmerisourceBergen Corp.	20,935
900	Cardinal Health, Inc.	48,357
		69,292
Medical Information Systems – 0%
1,100	IMS Health, Inc.	22,990
Medical Instruments – 0.1%
7,200	Boston Scientific Corp.*	85,608
Medical Labs and Testing Services – 0%
400	Quest Diagnostics, Inc.	21,264
Medical Products – 1.6%
100	Cooper Companies, Inc.	3,370
2,675	Covidien, Ltd.	131,717
12,400	Johnson & Johnson	849,028
700	Zimmer Holdings, Inc.*	48,237
		1,032,352

See Notes to Schedules of Investments and Financial Statements.

32  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Metal – Aluminum – 0%
200	Century Aluminum, Co.*	$11,884
Metal – Diversified – 0.8%
5,105	Freeport-McMoRan Copper & Gold, Inc. – Class B	493,909
Metal Processors and Fabricators – 0.1%
1,900	Timken Co.	62,738
Miscellaneous Manufacturing – 0%
500	Aptargroup, Inc.	19,350
Multi-Line Insurance – 2.6%
1,000	Allstate Corp.	46,220
500	American Financial Group, Inc.	14,485
12,800	American International Group, Inc.	333,440
3,300	Assurant, Inc.	198,396
800	Cincinnati Financial Corp.	22,272
500	Genworth Financial, Inc. – Class A	7,985
600	Hanover Insurance Group, Inc.	25,752
600	Hartford Financial Services Group, Inc.	38,034
800	HCC Insurance Holdings, Inc.	18,120
17,800	Loews Corp.	793,168
2,800	MetLife, Inc.	142,156
1,500	Unitrin, Inc.	41,385
2,600	XL Capital, Ltd. – Class A	46,514
		1,727,927
Multimedia – 1.4%
1,000	E.W. Scripps Co. – Class A	6,920
1,700	McGraw-Hill Companies, Inc.	69,139
32,700	News Corporation, Inc. – Class A	462,051
1,100	Time Warner, Inc.	15,752
800	Viacom, Inc. – Class B*	22,344
11,300	Walt Disney Co.	342,955
		919,161
Non-Hazardous Waste Disposal – 0.1%
700	Republic Services, Inc.	22,750
1,500	Waste Management, Inc.	53,310
		76,060
Office Supplies and Forms – 0.1%
900	Avery Dennison, Corp.	39,609
Oil – Field Services – 0.3%
3,100	BJ Services Co.	91,140
700	Exterran Holdings, Inc.*	39,508
1,700	Helix Energy Solutions Group, Inc.*	54,281
1,200	Key Energy Services, Inc.*	19,272
300	Oil States International, Inc.*	16,464
		220,665
Oil and Gas Drilling – 0.5%
2,000	Helmerich & Payne, Inc.	118,260
1,400	Hercules Offshore, Inc.*	34,958
3,000	Nabors Industries, Ltd.*	109,380
200	Patterson-UTI Energy, Inc.	5,684
400	Pride International, Inc.*	15,504
900	Rowan Companies, Inc.	35,820
		319,606
Oil Companies – Exploration and Production – 2.8%
4,700	Anadarko Petroleum Corp.	272,177
1,800	Apache Corp.	201,906
1,100	Cabot Oil & Gas Corp.	48,411
3,000	Chesapeake Energy Corp.	150,450
900	Cimarex Energy Co.	46,899
1,600	Devon Energy Corp.	151,824
700	Encore Acquisition Co.*	43,309
100	EOG Resources, Inc.	10,053
2,100	Forest Oil Corp.*	119,763
600	Mariner Energy, Inc.*	15,876
1,900	Newfield Exploration Co.*	93,062
1,600	Noble Energy, Inc.	118,192
200	Petrohawk Energy Corp.*	6,664
400	Pioneer Natural Resources, Co.	23,780
400	Plains Exploration & Production Co.*	22,388
3,000	Questar Corp.	158,640
700	St. Mary Land & Exploration Co.	29,792
7,000	XTO Energy, Inc.	330,610
		1,843,796
Oil Companies – Integrated – 10.0%
17,400	Chevron Corp.	1,471,344
10,793	ConocoPhillips	880,925
47,100	Exxon Mobil Corp.	3,788,252
8,100	Marathon Oil Corp.	400,707
		6,541,228
Oil Refining and Marketing – 0.5%
400	Sunoco, Inc.	16,244
900	Tesoro Corp.	13,896
8,500	Valero Energy Corp.	283,985
		314,125
Paper and Related Products – 0.1%
500	International Paper Co.	13,860
1,100	MeadWestvaco Corp.	29,491
900	Rayonier, Inc.	42,048
		85,399
Pharmacy Services – 0%
800	Omnicare, Inc.	23,552
Photo Equipment and Supplies – 0%
900	Eastman Kodak Co.	13,176
Physical Practice Management – 0%
300	Pediatrix Medical Group, Inc.*	14,595
Pipelines – 0.5%
200	El Paso Corp.	3,586
900	National Fuel Gas Co.	44,811
5,800	ONEOK, Inc.	263,784
		312,181
Power Converters and Power Supply Equipment – 0.1%
1,500	Hubbell, Inc. – Class A	63,240
Printing – Commercial – 0%
900	R.R. Donnelley & Sons Co.	24,030
Property and Casualty Insurance – 1.0%
108	Alleghany Corp.*	34,049
1,800	Chubb Corp.	86,472
200	Markel Corp.*	72,600
900	Philadelphia Consolidated Holding Corp.*	52,605
2,000	Progressive Corp.	40,500
600	SAFECO Corp.	39,696
6,100	Travelers Companies, Inc.	269,132

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  33

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Property and Casualty Insurance – (continued)
1,400	W. R. Berkley Corp.	$33,068
		628,122
Publishing – Newspapers – 0.1%
100	Washington Post Co. – Class B	61,825
Quarrying – 0.1%
1,100	Vulcan Materials Co.#	70,609
Real Estate Management/Services – 0%
1,200	CB Richard Ellis Group, Inc. – Class A*	16,860
300	Jones Lang LaSalle, Inc.	14,292
		31,152
Real Estate Operating/Development – 0%
400	St. Joe Co.	14,012
Reinsurance – 1.1%
1,300	Allied World Assurance Holdings, Ltd.	54,093
300	Axis Capital Holdings, Ltd.	9,504
4,500	Endurance Specialty Holdings, Ltd.	137,700
1,600	Everest Re Group, Ltd.	130,880
2,400	PartnerRe, Ltd.	168,768
3,800	RenaissanceRe Holdings, Ltd.	193,306
		694,251
REIT – Apartments – 0.4%
800	Apartment Investment & Management Co. – Class A	27,336
400	Avalonbay Communities, Inc.#	39,884
700	Camden Property Trust, Inc.	34,426
1,200	Equity Residential	51,804
400	Essex Property Trust, Inc.	48,540
1,900	UDR, Inc.	48,526
		250,516
REIT – Diversified – 0.2%
4,700	CapitalSource, Inc.	54,614
400	Digital Realty Trust, Inc.	17,164
1,700	Duke Realty Corp.	42,041
400	Liberty Property Trust	14,560
100	Vornado Realty Trust	9,507
		137,886
REIT – Health Care – 0.7%
4,000	HCP, Inc.	144,280
3,100	Heath Care REIT, Inc.	154,597
2,100	Nationwide Health Properties, Inc.#	77,931
2,000	Ventas, Inc.	89,720
		466,528
REIT – Hotels – 0%
700	Hospitality Properties Trust	14,910
REIT – Mortgage – 0.3%
9,900	Annaly Mortgage Management, Inc.	149,193
4,300	iStar Financial, Inc.#	35,303
		184,496
REIT – Office Property – 0.3%
500	Alexandria Real Estate Equities, Inc.	51,630
500	Boston Properties, Inc.	48,095
1,400	Douglas Emmett, Inc.	32,942
300	Kilroy Realty Corp.	13,743
1,300	Mack-Cali Realty Corp.	49,894
		196,304
REIT – Regional Malls – 0%
500	CBL & Associates Properties	9,710
REIT – Shopping Centers – 0.2%
600	Federal Realty Investment Trust	43,566
700	Kimco Realty Corp.	24,703
500	Regency Centers Corp.	29,750
700	Weingarten Realty Investors	21,343
		119,362
REIT – Storage – 0.2%
1,500	Public Storage	122,835
REIT – Warehouse/Industrial – 0.5%
2,300	AMB Property Corp.	112,608
4,000	ProLogis	195,520
		308,128
Rental Auto/Equipment – 0.1%
7,600	Hertz Global Holdings, Inc.*	64,828
Retail – Apparel and Shoe – 0.1%
500	AnnTaylor Stores Corp.*	11,275
2,000	Gap, Inc.	32,240
900	Limited, Inc.	14,841
		58,356
Retail – Auto Parts – 0%
800	O’Reilly Automotive, Inc.*	20,432
Retail – Bedding – 0%
400	Bed Bath & Beyond, Inc.*	11,132
Retail – Building Products – 0.8%
9,100	Home Depot, Inc.	216,853
14,000	Lowe’s Companies, Inc.	284,480
		501,333
Retail – Discount – 0.4%
1,000	BJ’s Wholesale Club, Inc.*	37,530
1,000	Family Dollar Stores, Inc.	23,300
500	Target Corp.	22,615
2,500	Wal-Mart Stores, Inc.	146,550
		229,995
Retail – Drug Store – 0.4%
6,300	CVS/Caremark Corp.	229,950
700	Walgreen Co.	24,038
		253,988
Retail – Mail Order – 0%
700	Williams-Sonoma, Inc.	12,208
Retail – Major Department Stores – 0.2%
2,600	J.C. Penney Company, Inc.	80,158
1,700	Saks, Inc.*	17,323
200	Sears Holdings Corp.*,#	16,200
		113,681
Retail – Office Supplies – 0.1%
2,700	Office Depot, Inc.*	18,360
1,800	Staples, Inc.	40,500
		58,860
Retail – Regional Department Stores – 0%
600	Kohl’s Corp.*	25,146
Retail – Restaurants – 0%
200	McDonald’s Corp.	11,958

See Notes to Schedules of Investments and Financial Statements.

34  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Rubber – Tires – 0%
1,000	Goodyear Tire & Rubber Co.*	$19,630
Savings/Loan/Thrifts – 1.3%
6,200	Astoria Financial Corp.	138,694
15,800	Hudson City Bancorp, Inc.	288,508
11,400	New York Community Bancorp, Inc.#	189,468
5,700	People’s United Financial, Inc.	96,786
3,900	Washington Federal, Inc.	72,540
13,500	Washington Mutual, Inc.#	71,955
		857,951
Schools – 0%
900	Career Education Corp.*	16,506
Semiconductor Equipment – 0%
1,300	Novellus Systems, Inc.*	26,481
Steel – Producers – 0.1%
200	Carpenter Technology Corp.	7,740
400	Nucor Corp.	22,888
200	Schnitzer Steel Industries	18,048
1,200	Steel Dynamics, Inc.	38,016
		86,692
Super-Regional Banks – 6.0%
59,100	Bank of America Corp.	1,944,390
500	Capital One Financial Corp.	20,930
500	Comerica, Inc.	14,360
1,800	Huntington Bancshares, Inc.#	12,636
300	KeyCorp	3,165
2,683	PNC Bank Corp.	191,271
900	SunTrust Banks, Inc.	36,954
16,500	U.S. Bancorp	505,065
23,484	Wachovia Corp.#	405,569
25,900	Wells Fargo & Co.#	783,993
		3,918,333
Telecommunication Equipment – 0.1%
3,900	ADC Telecommunications, Inc.*	36,894
Telecommunication Services – 0.1%
1,100	Amdocs, Ltd. (U.S. Shares)*	33,451
1,100	Virgin Media, Inc.	12,342
		45,793
Telephone – Integrated – 5.9%
78,610	AT&T, Inc.	2,421,974
1,200	CenturyTel, Inc.	44,628
1,300	Citizens Communications Co.	15,028
5,900	Sprint Nextel Corp.*	48,026
1,900	Telephone and Data Systems, Inc.	80,560
34,444	Verizon Communications, Inc.	1,172,474
4,337	Windstream Corp.	51,697
		3,834,387
Television – 0%
400	CBS Corp. – Class B	6,544
Textile – Home Furnishings – 0%
200	Mohawk Industries, Inc.*	11,794
Therapeutics – 0%
300	ImClone Systems, Inc.*	19,179
Tobacco – 0.9%
6,400	Altria Group, Inc.	130,240
1,300	Lorillard, Inc.*	87,243
5,000	Reynolds American, Inc.	279,150
1,500	UST, Inc.	78,915
		575,548
Tools – Hand Held – 0.1%
100	Black & Decker Corp.	6,002
700	Snap-On, Inc.	39,403
		45,405
Toys – 0%
1,200	Mattel, Inc.	24,060
Transportation – Marine – 0.2%
500	Alexander & Baldwin, Inc.	21,695
1,300	Overseas Shipholding Group, Inc.	102,375
300	Teekay Shipping Corp. (U.S. Shares)	13,101
300	Tidewater, Inc.	17,982
		155,153
Transportation – Railroad – 0.1%
700	Norfolk Southern Corp.	50,344
Transportation – Services – 0.3%
2,600	FedEx Corp.	204,984
100	Ryder System, Inc.	6,596
		211,580
Transportation – Truck – 0%
300	Con-Way, Inc.	15,168
Water – 0%
600	American Water Works, Co., Inc.	11,550
Wireless Equipment – 0.4%
4,200	Crown Castle International Corp.*	160,440
14,100	Motorola, Inc.	121,824
		282,264
X-Ray Equipment – 0%
1,200	Hologic, Inc.*	22,164

Total Common Stock (cost $69,362,357)		64,992,533

Money Market – 0.4%
291,220	Janus Institutional Cash Management Fund – Institutional Shares, 2.56% (cost $291,220)	291,220

Other Securities – 3.5%
897,795	Repurchase Agreements†	897,795
1,380,939	Time Deposits†	1,380,939

Total Other Securities (cost $2,278,734)		2,278,734

Total Investments (total cost $71,932,311) – 103.2%		67,562,487

Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(2,088,551)

Net Assets – 100%		$65,473,936

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  35

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments

As of July 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,531,409	2.3%
Cayman Islands	46,514	0.1%
Guernsey	33,451	0.0%
Marshall Islands	13,101	0.0%
Panama	44,328	0.1%
Puerto Rico	17,175	0.0%
United States††	65,876,509	97.5%

Total	$67,562,487	100.0%

††	Includes Short-Term Securities and Other Securities (93.7% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.

36  Janus Adviser Series  July 31, 2008

Janus Adviser INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser INTECH Risk-Managed International Fund returned -8.61% for its Class S Shares. This compares to the -12.19% return posted by the Morgan Stanley Capital International (MSCI) EAFE® Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark, with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process should help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 20 years with the goal of providing excess returns regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed International Fund.

Janus Adviser Series  July 31, 2008  37

Janus Adviser INTECH Risk-Managed International Fund (unaudited)

Janus Adviser INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

British American Tobacco PLC Tobacco	1.9%
Gaz de France Gas – Distribution	1.7%
HSBC Holdings PLC Commercial Banks	1.6%
ArcelorMittal Steel – Producers	1.3%
Roche Holding A.G. Medical – Drugs	1.2%

7.7%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

38  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – estimated for the initial fiscal year
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser INTECH Risk-Managed International Fund – Class A Shares

NAV	–8.35%	–7.28%	6.12%	0.91%(a)

MOP	–13.65%	–11.58%

Janus Adviser INTECH Risk-Managed International Fund – Class C Shares

NAV	–9.03%	–7.98%	6.87%	1.66%(a)

CDSC	–9.93%	–7.98%

Janus Adviser INTECH Risk-Managed International Fund – Class I Shares	–8.09%	–7.07%	5.87%	0.66%(b)

Janus Adviser INTECH Risk-Managed International Fund – Class S Shares	–8.61%	–7.48%	6.37%	1.16%(c)

Morgan Stanley Capital International EAFE® Index	–12.19%	–9.67%

Lipper Quartile – Class S Shares	1st	2nd

Lipper Ranking – Class S Shares based on total returns for International Funds	245/1,138	370/1,115

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  39

Janus Adviser INTECH Risk-Managed International Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Contractual waivers, where applicable, agreed to by Janus Capital are included in the prospectus under “Net Annual Fund Operating Expenses”.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore the fund’s performance, may decline in response to such risks.

The Fund’s performance for very short time periods may not be indicative of future performance.

The Fund commenced operations on May 2, 2007. Performance shown for Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflects performance of the respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the stated objective will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 2007

40  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$956.30	$4.43

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$953.00	$8.06

Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$957.40	$3.21

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$955.20	$5.64

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82

†	Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.66% for Class C Shares, 0.66% for Class I Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  41

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 98.8%
Advertising Services – 0%
75	Publicis Groupe	$2,442
Aerospace and Defense – 0.4%
67	BAE Systems PLC	596
538	Finmeccanica SpA	15,883
319	Thaes S.A.	18,004
		34,483
Aerospace and Defense – Equipment – 0%
684	Cobham Plc.	2,733
Agricultural Chemicals – 1.8%
319	Incitec Pivot Limited	48,610
174	Syngenta A.G.	50,728
950	Yara International A.S.A.	67,628
		166,966
Agricultural Operations – 0.1%
12,000	Golden Agri-Resources, Ltd.	6,254
Airlines – 0.1%
1,000	All Nippon Airways Co., Ltd.	3,664
171	Deutsche Lufthansa A.G.	3,937
340	Singapore Airlines, Ltd.	3,743
		11,344
Airport Development – Maintenance – 0.2%
198	Aeroports de Paris	17,123
Apparel Manufacturers – 0.3%
174	Hermes International	27,619
Athletic Footwear – 0.3%
458	Adidas – Salomon A.G.	28,087
1,000	Yue Yuen Industrial Hldg.	2,585
		30,672
Audio and Video Products – 0.3%
1,000	Matsushita Electric Industry	21,188
100	Sony Corp.	3,767
		24,955
Automotive – Cars and Light Trucks – 1.8%
144	DaimlerChrysler A.G.	8,366
742	Fiat S.P.A.	12,687
100	Honda Motor, Co., Ltd.	3,198
3,000	Mitsubishi Motors Corp.*	4,923
1,100	Toyota Motor Corp.	47,273
301	Volkswagon A.G.	95,831
		172,278
Automotive – Medium and Heavy Duty Trucks – 0.1%
800	Scania A.B.	12,551
Automotive – Truck Parts and Equipment – Original – 0.2%
600	Stanley Electric Company, Ltd.	12,318
100	Toyoda Gosei Company, Ltd.	2,728
		15,046
Beverages – Non-Alcoholic – 0.6%
886	Coca-Cola Amatil, Ltd.	6,379
1,894	Coca-Cola Hellenic Bottling Company S.A.	46,812
		53,191
Beverages – Wine and Spirits – 0.2%
291	Diageo PLC	5,061
205	Pernod Ricard S.A.	17,827
		22,888
Bicycle Manufacturing – 0.2%
500	Shimano, Inc.	23,108
Brewery – 1.2%
1,000	Asahi Breweries, Ltd.	18,720
175	Carlsberg A/S – Class B	14,200
881	Heineken N.V.	40,972
44	InBev N.V.	2,962
1,000	Kirin Holdings Co., Ltd.	15,214
1,885	Lion Nathan, Ltd.	15,600
1,000	Sapporo Holdings, Ltd.	7,132
		114,800
Building – Heavy Construction – 0.5%
72	Acciona S.A.	15,131
505	ACS, Actividades de Construccion y Servicios S.A.	24,815
51	Grupo Ferrovial	2,571
41	Strabag	2,751
70	Vinci S.A.	3,954
		49,222
Building – Residential and Commercial – 0.1%
1,000	Sekisui Chemical, Co., Ltd.	6,354
Building and Construction – Miscellaneous – 1.2%
1,000	Shimizu Corporation	4,042
1,662	AMEC PLC	27,755
159	Bilfinger Berger A.G.	10,706
152	Bouygues S.A.	9,783
48	Hochtief A.G.	3,720
3,000	Kajima, Corp.	9,730
859	Leighton Holdings, Ltd.	33,842
2,000	Obayashi, Corp.	8,539
2,000	Taisei, Corp.	4,853
228	YIT Oyj	3,879
		116,849
Building and Construction Products – Miscellaneous – 0.3%
67	Geberit A.G.	8,543
23	IMERYS S.A.	1,375
300	JS Group, Corp.	4,330
2,000	TOTO, LTD.	14,478
		28,726
Building Products – Air and Heating – 0.3%
700	Daikin Industries, Ltd.	29,681
Building Products – Cement and Aggregate – 0.6%
51	CRH PLC	1,302
133	HeidelbergCement A.G.	15,879
325	Lafarge S.A.	44,155
		61,336
Cable Television – 0%
6	Jupiter Telecommunications Company, Ltd.	4,714
Cellular Telecommunications – 0.8%
350	Millicom International Cellular S.A.*	25,635
57	Mobistar S.A.	4,694
1	NTT DoCoMo, Inc.	1,612

See Notes to Schedules of Investments and Financial Statements.

42  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Cellular Telecommunications – (continued)
17,465	Vodafone Group PLC	$46,888
		78,829
Chemicals – Diversified – 3.3%
228	Akzo Nobel N.V.	13,017
998	BASF A.G.	63,679
735	Bayer A.G.	63,450
566	DSM N.V.	34,310
400	Hitachi Chemical Co., Ltd.	7,623
545	Johnson Matthey PLC	17,915
456	K+S A.G.	56,746
1,000	Kaneka, Corp.	6,166
500	Mitsubishi Chemical Holdings Corp.	2,976
1,000	Nissan Chemical Industries, Ltd.	11,865
100	Nitto Denko Corp.	2,861
4,000	Ube Industries, Ltd.	14,292
73	Wacker Chemie A.G.	15,164
		310,064
Chemicals – Specialty – 0.4%
3	Givaudan S.A.	2,445
240	Lonaz Group A.G.	34,880
		37,325
Commercial Banks – 10.2%
725	Alpha Bank A.E.	21,373
3,340	Banca Intesa S.P.A.	18,819
315	Banco Bilbao Vizcaya Argentina	5,762
1,296	Banco de Sabadell S.A.	10,544
149	Banco Espirito Santo S.A.	2,228
225	Banco Popolare S.P.A.*	4,040
596	Banco Popular Espanol S.A.	6,525
1,980	Banco Santander Central Hispano S.A.	38,203
2,000	Bank of East Asia, Ltd.	9,639
1,000	Bank of Kyoto, Ltd.	10,398
1,224	Bankinter S.A.	11,642
447	Bendigo Bank, Ltd.	4,481
318	BNP Paribas S.A.	31,572
4,000	BOC Hong Kong Holdings, Ltd.	10,083
1,000	Chugoku Bank, Ltd.	13,156
167	Commerzbank A.G.	5,362
600	Den Norske Bank A.S.A.	7,666
479	Deutsche Postbank AG	34,040
86	DEXIA S.A.	1,173
155	Erste Bank der Oesterreichischen Sparkassen A.G.	9,946
152	Fortis	2,148
2,000	Gunma Bank, Ltd.	12,430
2,800	Hang Seng Bank, Ltd.	55,045
1,000	Hiroshima Bank, Ltd.	4,097
1,000	Hokuhoku Financial Group, Inc.	2,565
9,346	HSBC Holdings PLC	154,612
971	Intesa Sanpaolo RNC	5,096
1,000	Joyo Bank, Ltd.	4,686
379	Julius Baer Holding, Ltd.	24,185
129	KBC GROEP NV	13,078
429	Lloyds TSB Group PLC	2,504
3,100	Mitsubishi UFJ Financial Group, Inc.	27,319
1	Mizuho Financial Group, Inc.	4,789
82	National Bank of Greece S.A.	3,907
5,000	Nishin-Nippon City Bank, Ltd.	14,421
600	Nordea Bank A.B.	8,559
758	OKO Bank	12,476
4,000	Oversea-Chinese Banking Corporation, Ltd.	24,571
170	Piraeus Bank S.A.	5,085
94	Raiffeisen International Bank-Holding A.G.	11,725
6	Resona Holdings, Inc.	8,587
7,000	Shinsei Bank, Ltd.	24,085
2,000	Shizuoka Bank, Ltd.	21,409
136	St. George Bank, Ltd.	3,493
2,119	Standard Chartered PLC	64,408
2	Sumitomo Mitsui Financial GR	15,411
3,000	Sumitomo Trust & Banking, Co.	20,482
1,000	Suruga Bank, Ltd.	12,464
600	Svenska Handelsbanken A.B. – Class A	15,286
1,000	The Bank of Yokohama, Ltd.	6,412
1,000	The Iyo Bank, Ltd.	11,667
323	UBI Banca SCPA	7,662
6,060	UniCredito Italiano S.P.A.	36,108
1,000	United Overseas Bank, Ltd.	14,202
373	Westpac Banking Corporation, Ltd.	7,435
1,500	Wing Hang Bank, Ltd.	20,127
400	Wing Lung Bank	7,850
1,000	Yamaguchi Financial Group	13,347
		960,385
Commercial Services – 0.3%
18	SGS Societe Generale de Surveillance Holding S.A.	25,301
Computer Aided Design – 0.1%
109	Dassault Systemes S.A.	7,055
Computer Services – 0.5%
160	Atos Origin S.A.	9,221
149	Cap Gemini S.A.	9,560
1,509	Computershare, Ltd.	12,316
434	Indra Sistemas S.A.	11,571
		42,668
Computers – Integrated Systems – 0.1%
1,000	Fujitsu, Ltd.	7,277
Computers – Peripheral Equipment – 0.1%
408	Logitech International S.A.*	10,810
Consulting Services – 0%
178	Serco Group PLC	1,444
Containers – Metal and Glass – 0.1%
700	Toyo Seikan Kaisha, Ltd.	12,615
Containers – Paper and Plastic – 0%
901	Amcor Limited	4,436
Cosmetics and Toiletries – 0.7%
193	Beiersdorf A.G.	12,490
160	L’Oreal S.A.	16,780
1,000	Shiseido Company, Ltd.	22,207
200	Uni-Charm Corp.	14,116
		65,593
Dialysis Centers – 0.1%
246	Fresenius Medical Care A.G. & Co.	13,645
Distribution/Wholesale – 0.3%
100	Hitachi High-Technologies, Co.	1,946
531	Inchcape PLC	2,624
1,000	Jardine Cycle & Carriage, Ltd.	12,710
4,000	Li & Fung, Ltd.	13,586
		30,866

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  43

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Diversified Financial Services – 0%
518	Criteria Caixacorp S.A.	$2,807
Diversified Minerals – 2.3%
171	Anglo American PLC	9,802
1,166	BHP Billiton PLC	38,906
800	BHP Billiton, Ltd.	29,874
5,387	Fortescue Metals Group, Ltd.*	43,429
8,000	Mongolia Energy, Co., Ltd.*	8,309
445	Rio Tinto, Ltd.	51,370
543	Xstrata PLC	38,921
		220,611
Diversified Operations – 1.8%
132	CNP-CIE Natl., A Portefeullie	10,386
387	CSR Limited	760
206	GEA Group A.G.	6,800
169	Groupe Bruxelles Lambert S.A.	18,750
510	Invensys PLC*	2,839
2,000	Keppel Corp., Ltd.	15,388
54	Louis Vuitton Moet Hennessy S.A.	5,958
278	Siemens A.G.	33,923
500	Swire Pacific, Ltd. – Class A	5,322
80	Wartsila Oyj – Class B	4,876
919	Wesfarmers, Ltd.	29,472
577	Wesfarmers, Ltd.	18,518
4,000	Wharf Holdings, Ltd.	17,712
		170,704
Diversified Operations – Commercial Services – 0%
150	Bunzl PLC	1,871
954	Rentokil Initial PLC	1,261
		3,132
E-Commerce/Services – 0.3%
1	Dena, Co., Ltd.	4,821
56	Rakuten, Inc.	28,116
		32,937
Electric – Distribution – 0.1%
634	AGL Energy, Ltd.	7,958
Electric – Generation – 0.4%
2,296	British Energy Group PLC	33,206
Electric – Integrated – 4.4%
2,743	A2A S.P.A.	9,889
2,500	CLP Holdings, Ltd.	20,509
308	Contact Energy, Ltd.	1,892
228	E.ON A.G.	43,611
9,961	Electricidade de Portugal, S.A.	54,348
20	Electricite de France	1,734
1,114	Enel S.P.A.	10,322
891	Fortum Oyj	39,369
600	Hokuriku Electric Power Company	14,629
5,000	Hongkong Electric Holdings, Ltd.	28,923
3,314	Iberdrola S.A.	44,996
632	Oesterreichische Elektrizitaetswirtschafts – A.G. (Verbund)	50,337
731	Public Power Corp., S.A.	22,641
126	RWE A.G.	15,093
312	Scottish & Southern Energy PLC	8,635
800	Shikoku electric Power Company, Inc.	21,011
17	Suez S.A.	1,015
400	The Chugoku Electric Power Company	8,568
685	Union Fenosa S.A.	18,351
		415,873
Electric – Transmission – 1.3%
4,993	National Grid PLC	65,794
659	Red Electrica de Espana	39,653
5,068	Terna – Rete Elettrica Nationale S.P.A.	21,048
		126,495
Electric Products – Miscellaneous – 0.5%
600	Brother Industries, Ltd.	7,558
200	Casio Computer Co., Ltd.	2,460
2,000	Hitachi, Ltd.	14,318
11,000	SANYO Electric Co., Ltd.*	24,542
		48,878
Electronic Components – Miscellaneous – 0.7%
40	Koninklijke (Royal) Philips Electronics N.V.	1,327
100	Kyocera, Corp.	8,624
2,000	Nec, Corp.	10,930
200	Nidec Corp.	14,179
1,000	Nippon Electric Glass Co, Ltd.	14,706
3,000	Toshiba Corp.	19,414
		69,180
Electronic Measuring Instruments – 0.2%
100	Keyence Corp.	21,612
Energy – Alternate Sources – 0.9%
600	Iberdrola Renovables*	3,974
202	Q-Cells A.G.*	19,765
132	Solarworld A.G.	6,226
400	Vestas Wind Systems A.S.*	52,593
		82,558
Engineering – Research and Development Services – 1.3%
1,000	JGC Corporation	20,395
2,852	ABB, Ltd.	75,168
1,000	Singapore Technologies Engineering, Ltd.	2,013
892	WorleyParsons, Ltd.	26,447
		124,023
Enterprise Software/Services – 0.1%
213	SAP A.G.	12,311
Entertainment Software – 0.3%
800	Konami Corp.	25,250
Finance – Consumer Loans – 0.2%
170	Acom Company, Ltd.	4,961
500	Promise Company, Ltd.	12,750
		17,711
Finance – Credit Card – 0.1%
400	Credit Saison Company, Ltd.	8,371
Finance – Investment Bankers/Brokers – 0.2%
1,000	Daiwa Securities Group, Co.	8,639
600	Nomura Holdings, Inc.	8,657
		17,296
Finance – Leasing Companies – 0.3%
430	Mitsubishi UFJ Lease & Finance	18,781
50	Orix, Corp.	7,569
		26,350

See Notes to Schedules of Investments and Financial Statements.

44  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Finance – Other Services – 1.3%
593	Deutsche Boerse A.G.	$67,214
600	Hong Kong Exchanges & Clearing, Ltd.	8,880
3,939	ICAP PLC	38,815
65	KBC Ancora	5,187
1,000	Singapore Exchange, Ltd.	4,951
		125,047
Fisheries – 0.3%
1,000	Toyo Suisan Kaisha, Ltd.	25,149
Food – Catering – 0.3%
4,066	Compass Group PLC	29,276
33	Sodexho Alliance S.A.	2,150
		31,426
Food – Dairy Products – 0.2%
500	Yakult Honsha Company, Ltd.	14,308
Food – Flour and Grain – 0.1%
1,000	Nisshin Seifun Group, Inc.	13,695
Food – Meat Products – 0.2%
1,000	Nippon Meat Packers, Inc.	15,828
Food – Miscellaneous/Diversified – 1.4%
362	Associated British Foods PLC	5,133
271	Cadbury Schweppes PLC	3,199
74	Groupe Danone	5,474
457	Kerry Group PLC	12,675
1,450	Nestle S.A.	63,559
683	Unilever N.V.	18,879
700	Unilever PLC	19,168
		128,087
Food – Retail – 3.0%
974	Carrefour S.A.	49,541
273	Casino Guichard-Perrachon S.A.	27,150
84	Colruyt S.A.	23,372
3,334	J Sainsbury PLC	20,789
1,457	Koninklijke Ahold N.V.	16,587
225	Metro A.G.	12,720
6,935	Tesco PLC	49,268
1,309	William Morrison Supermarkets PLC	6,672
3,286	Woolworths, Ltd.	77,162
		283,261
Food – Wholesale/Distribution – 0%
570	Metcash, Ltd.	2,122
Gambling – Non-Hotel – 0.1%
179	OPAP S.A.	6,419
891	TABCORP Holdings, Ltd.	7,200
		13,619
Gas – Distribution – 2.6%
505	Enagas	13,015
433	Gas Natural SDG S.A.	21,035
2,533	Gaz de France	158,280
21,600	Hong Kong & China Gas Co., Ltd.	47,689
1,000	Osaka Gas Company, Ltd.	3,605
		243,624
Gas – Transportation – 0.1%
811	Snam Rete Gas S.P.A.	5,376
Gold Mining – 0.3%
894	Newcrest Mining, Ltd.	24,826
Hotels and Motels – 0.1%
4,000	Shangri-La Asia, Ltd.	8,582
Human Resources – 0.2%
43	Adecco S.A.	1,965
1,191	Capita Group Plc.	16,215
		18,180
Import/Export – 0.2%
1,000	Marubeni Corp.	7,284
400	Mitsubishi Corp.	11,600
		18,884
Industrial Automation and Robotics – 0.1%
100	Fanuc, Ltd.	7,991
Industrial Gases – 0.7%
231	Air Liquide S.A.	30,304
235	Linde A.G.	32,601
		62,905
Internet Financial Services – 0.1%
45	SBI Holdings, Inc.	10,639
Internet Security – 0.2%
500	Trend Micro, Inc.	17,348
Investment Companies – 0.4%
200	Investor A.B. – Class B	4,356
1,478	Man Group PLC	17,851
562	Marfin Investment Group S.A.	4,211
98	Pargesa Holdings S.A.	10,183
		36,601
Leisure and Recreation Products – 0.3%
400	SANKYO Company, Ltd.	24,138
Life and Health Insurance – 0.5%
296	AMP, Ltd.	1,803
1,163	Legal & General Group PLC	2,236
537	Prudential PLC	5,758
94	Swiss Life Holdings*	24,173
150	T&D Holdings, Inc.	9,432
		43,402
Lottery Services – 0%
1,774	Tattersall’s, Ltd.	4,069
Machine Tools and Related Products – 0.1%
500	THK Co., Ltd.	8,817
Machinery – Construction and Mining – 0.3%
600	ATLAS COPCO	8,434
600	ATLAS COPCO	9,298
500	Komatsu, Ltd.	12,326
		30,058
Machinery – Electrical – 0.2%
1,000	Fuji Electric Holdings Co., LTD.	2,790
298	Schindler Holding AG	20,373
		23,163
Machinery – General Industrial – 1.6%
530	Alstom	59,708
300	FLSmidth & Company A/S	29,094
564	Kone Oyj – Class B	16,988
254	MAN A.G.	25,607
40	Rheimetall A.G.	2,453

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  45

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Machinery – General Industrial – (continued)
1,000	Volvo A.B. – Class B	$12,057
		145,907
Machinery – Material Handling – 0.2%
1,000	Japan Steel Works, Ltd.	17,824
Medical – Biomedical and Genetic – 0.7%
2,008	CSL, Ltd.	65,190
Medical – Drugs – 4.2%
20	Actelion, Ltd.*	1,087
100	Astellas Pharmaceutical, Inc.	4,325
151	AstraZeneca Group PLC	7,318
800	Chugai Pharmaceutical Co., Ltd.	12,704
400	Daiichi Sankyo Company, Ltd.	11,924
1,574	Elan Corporation PLC*	32,531
1,951	GlaxoSmithKline PLC	45,415
598	Grifols S.A.	17,888
400	Hisamitsu Pharmaceutical, Co.	16,712
151	Merck KGaA	18,246
343	Novartis A.G.	20,335
1,150	Novo Nordisk S.A.	73,170
100	ONO Pharmaceutical, Co., Ltd.	5,504
595	Roche Holding A.G.	109,898
1,000	Shionogi & Co., Ltd.	19,537
		396,594
Medical – Wholesale Drug Distributors – 0.5%
200	Alfresa Holdings, Corp.	12,274
600	Mediceo Paltac Holdings Company, Ltd.	10,002
600	Suzuken, Co., Ltd.	20,635
		42,911
Medical Instruments – 0.2%
800	Getinge A.B.	18,597
Medical Products – 0.6%
125	Coloplast A/S	10,550
102	Fresenius S.E.	8,896
9	Straumann Holding AG	2,101
124	Synthes, Inc.	17,146
400	Terumo Corp.	20,603
		59,296
Metal – Copper – 0.4%
979	Antofagasta PLC	11,151
900	Kazakhmys PLC	26,471
		37,622
Metal – Diversified – 0.9%
226	Eurasian Natural Resources Corporation*	4,691
509	Rio Tinto PLC	53,372
656	Vedanta Resources PLC	26,060
		84,123
Metal Processors and Fabricators – 0.5%
200	AB SKF	3,391
800	Norsk Hydro A.S.A.	10,068
1,114	Sims Group Limited	34,669
		48,128
Mining Services – 0.2%
24	Eramet	16,554
241	Orica, Ltd.	5,372
		21,926
Money Center Banks – 0.1%
361	SNS Reaal NV	6,034
Mortgage Banks – 0.1%
181	Hypo Real Estate Holding	5,083
Motion Pictures and Services – 0.2%
900	Toho Company, Ltd.	18,657
MRI and Medical Diagnostic Imaging Center – 0.1%
749	Sonic Healthcare, Ltd.	9,711
Multi-Line Insurance – 1.6%
116	Allianz A.G.	19,734
419	Assicurazioni Generali	14,548
290	AXA	8,565
175	Baloise Holding	16,387
145	CNP Assurances	16,149
241	ING GROEP	7,878
3,651	Mapfre S.A.	18,156
200	Sampo Oyj – Class A	5,027
50	Topdanmark*	7,248
146	Vienna Insurance Group	9,741
86	Zurich Financial Services A.G.	22,599
		146,032
Multimedia – 0.1%
109	Reuters Group PLC	2,936
206	Vivendi Universal S.A.	8,610
		11,546
Office Automation and Equipment – 0.2%
500	Canon, Inc.	22,851
Oil – Field Services – 0.8%
497	Fugro N.V.	35,244
650	Petroleum Geo-Services ASA*	15,095
366	Saipem S.P.A.	14,152
70	SBM Offshore	1,565
76	Technip S.A.	6,434
		72,490
Oil and Gas Drilling – 0.4%
1,400	SeaDrill, Ltd.	42,085
Oil Companies – Exploration and Production – 2.3%
396	Cairn Energy, PLC*	21,348
1	INPEX Holdings, Inc.	10,051
1,800	Lundin Petroleum AB*	23,769
2,907	Origin Energy, Ltd.	43,234
2,061	Santos, Ltd.	34,764
2,364	Tullow Oil PLC	36,698
894	Woodside Petroleum, Ltd.	44,726
		214,590
Oil Companies – Integrated – 2.7%
2,825	BG Group PLC	63,820
1,993	BP PLC	20,467
976	Eni S.P.A.	33,012
298	OMV A.G.	20,533
691	Repsol – YPF S.A.	23,200
636	Royal Dutch Shell PLC	22,400
803	Royal Dutch Shell PLC – Class A	28,602
508	Statoil A.S.A	16,511
377	Total S.A.	28,902
		257,447

See Notes to Schedules of Investments and Financial Statements.

46  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Oil Refining and Marketing – 0.1%
1,000	Cosmo Oil. Co.	$3,083
153	Hellenic Petroleum S.A.	2,009
		5,092
Paper and Related Products – 0.1%
200	Svenska Cellulosa	2,263
241	UPM-Kymmene OYJ	3,810
		6,073
Photo Equipment and Supplies – 0.4%
500	Konica Minolta Holdings, Inc.	8,189
1,000	Nikon Corp.	29,271
		37,460
Power Converters and Power Supply Equipment – 0.1%
275	Gamesa Corporacion Tecnologica S.A.	13,090
Precious Metals – 0.1%
229	Umicore	10,269
Printing – Commercial – 0.2%
1,000	Dai Nippon Printing Co., LTD.	13,756
Property and Casualty Insurance – 0.8%
3,000	Aioi Insurance Co., Ltd.	16,035
400	Millea Holdings, Inc.	14,930
300	Mitsui Sumitomo Insurance	9,884
1,000	Nipponkoa Insurance Company, Ltd.	7,996
451	QBE Insurance Group, Ltd.	9,580
1,000	Sompo Japan Insurance, Inc.	9,906
150	Trygvesta A.S.	10,918
		79,249
Public Thoroughfares – 0.6%
1,013	Abertis Infraestucturas S.A.	21,470
79	Atlantia S.P.A.	2,108
1,910	Brisa	19,363
556	Cintra Concesiones de Infraestructuras de Transporte S.A.	6,237
1,131	Macquarie Infrastructure Group	2,697
377	Transurban Group	1,814
		53,689
Publishing – Books – 0.1%
291	Reed Elsevier N.V.	4,802
542	Reed Elsevier Plc.	6,160
		10,962
Publishing – Newspapers – 0.2%
6,000	Singapore Press Holdings, Ltd.	17,661
Real Estate Management/Services – 0.5%
500	AEON Mall Company, Ltd.	14,891
200	Daito Trust Construction Company, Ltd.	9,126
214	Meinl European Land, Ltd.*	2,134
1,000	Mitsubishi Estate Company, Ltd.	23,963
		50,114
Real Estate Operating/Development – 1.5%
1,000	CapitaLand, Ltd.	4,145
1,000	Cheng Kong Holdings, Ltd.	14,061
4,000	Hang Lung Group, Ltd.	17,860
5,000	Hang Lung Properties, Ltd.	15,686
2,000	Henderson Land Development Co., Ltd.	12,380
1,000	Hopewell Holdings, Ltd.	3,585
5,000	Hysan Development Company, Ltd.	14,276
500	Kerry Properties, Ltd.	2,638
1,000	Mitsui Fudosan Co., Ltd.	22,456
4,000	New World Development Company, Ltd.	7,489
2,000	Sun Hung Kai Properties, Ltd.	29,841
		144,417
Reinsurance – 0.6%
346	Hannover Rueckversicher	16,437
213	Muenchener Rueckversicherungs-Gesellschaft A.G.	35,480
128	Scor S.E.	3,033
51	SWISS RE	3,168
		58,118
REIT – Diversified – 0.7%
301	Corio NV	23,112
3,779	Dexus Property Group	4,955
476	Klepierre	19,261
784	Macquarie Goodman Group	1,854
311	Segro	2,504
51	Unibail	11,458
		63,144
REIT – Office Property – 0.1%
17	ICADE	1,840
1	Japan Real Estate Investment Corp.	10,286
		12,126
REIT – Shopping Centers – 0.1%
3,895	CFS Retail Property Trust	7,412
Resorts and Theme Parks – 0.1%
200	Oriental Land Co., Ltd.	12,513
Retail – Apparel and Shoe – 0.6%
300	Fast Retailing Co., Ltd.	33,499
175	Hennes & Mauritz A.B. – Class B	9,376
246	Industria de Diseno Textil S.A.	11,822
		54,697
Retail – Automobile – 0.1%
120	USS Company, Ltd.	7,997
Retail – Consumer Electronics – 0%
30	Yamada Denki Company, Ltd.	2,026
Retail – Convenience Stores – 0.4%
400	FamilyMart, Co.	17,472
400	Lawson, Inc.	20,692
		38,164
Retail – Jewelry – 0.1%
39	Swatch Group A.G.	9,035
Retail – Major Department Stores – 0%
365	Marks & Spencer Group PLC	1,863
Retail – Miscellaneous/Diversified – 0.4%
400	Aeon Co., Ltd.	4,854
600	Seven & I Holdings, Co., Ltd.	18,341
1,000	UNY Co., Ltd.	10,420
		33,615
Rubber – Tires – 0.3%
59	Continental A.G.	6,641
445	Nokian Renkaat Oyj	19,182
		25,823

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  47

Janus Adviser INTECH Risk-Managed International Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Satellite Telecommunications – 0.4%
284	Eutelsat Communications*	$7,899
1,081	SES	26,305
		34,204
Schools – 0.2%
400	Benesse Corp.	17,417
Security Services – 0.3%
3,005	G4S PLC	11,437
200	Secom Company, Ltd.	9,194
400	Securitas A.B. B-Shares	4,629
		25,260
Semiconductor Equipment – 0.1%
91	ASML Holding N.V.	2,090
100	Tokyo Electron, Ltd.	5,613
		7,703
Soap and Cleaning Preparations – 1.1%
1,869	Reckitt Benckiser PLC	102,142
Steel – Producers – 2.4%
1,365	ArcelorMittal	120,819
1,855	BlueScope Steel, Ltd.	20,124
2,000	Nippon Steel Corp.	11,371
3,139	OneSteel, Ltd.	19,755
13	Salzgitter A.G.	2,117
1,000	Sumitomo Metal Industries, Ltd.	4,782
783	ThyssenKrupp A.G.	43,609
100	Yamato Kogyo Co., Ltd.	4,477
		227,054
Steel – Specialty – 0.4%
1,436	Outokumpu OYJ	33,485
Steel Pipe and Tube – 0%
7	Vallourec	2,078
Sugar – 0.3%
3,079	Tate & Lyle PLC	23,728
Telecommunication Equipment – 0%
525	Alcatel-Lucent*	3,130
Telecommunication Services – 1.2%
2,000	PCCW, Ltd.	1,262
16,000	Singapore Telecommunications, Ltd.	41,777
1,400	Tele2 A.B.	24,479
1,600	Telenor A.S.A.	24,188
2,600	TeliaSonera A.B.	19,802
		111,508
Telephone – Integrated – 2.5%
507	Belgacom S.A.	19,912
4,266	BT Group PLC	14,342
987	Deutsche Telekom A.G.	17,133
736	France Telecom S.A.	23,367
3,550	Koninklijke KPN N.V.	61,843
1	Nippon Telegraph & Telephone Corp.	5,070
1,470	Portugal Telecom SGPS S.A.	16,056
31	Swisscom A.G.	10,006
2,063	Telefonica S.A.	53,739
4,006	Telstra Corp., Ltd.	16,840
		238,308
Television – 0.2%
400	Modern Times Group MTG A.B.	22,509
Textile – Products – 0.1%
1,000	Kuraray Co., Ltd.	10,824
Tobacco – 2.6%
4,928	British American Tobacco PLC	177,760
656	Imperial Tobacco Group PLC	24,515
2	Japan Tobacco, Inc.	9,360
1,500	Swedish Match A.B.	29,731
		241,366
Tools – Hand Held – 0%
100	Makita Corp.	3,427
Toys – 0.5%
100	Nintendo Company, Ltd.	48,229
Transportation – Marine – 0.3%
1,000	Mitsui O.S.K. Lines, Ltd.	12,888
2,000	Nippon Yusen Kabushiki Kaisha	16,995
1,000	Pacific Basin Shipping, Ltd.	1,404
		31,287
Transportation – Railroad – 1.1%
3	East Japan Railway Co.	23,481
6,000	Kintetsu Corp.	18,123
11,500	MTR Corporation, Ltd.	37,488
1,000	Odakyu Electric Railway, Co.	6,914
2,000	Tobu Railway Co., Ltd.	9,073
2	West Japan Railway Company	9,478
		104,557
Transportation – Services – 0.5%
675	Deutsche Post A.G.	15,905
79	FirstGroup PLC	807
241	Kuehne & Nagel International A.G.	20,119
1,922	Stagecoach Group PLC	10,755
37	TNT N.V.	1,293
		48,879
Transportation – Truck – 0.3%
800	DSV A/S	17,031
2,000	Nippon Express Co., Ltd.	9,100
		26,131
Water – 0.1%
169	Severn Trent PLC	4,434
476	United Utilities PLC	6,539
617	United Utilities PLC,	2,079
		13,052
Water Treatment Systems – 0.2%
700	Kurita Water Industries, Ltd.	22,220
Web Portals/Internet Service Providers – 0.2%
99	United Internet A.G. Reg Shares	1,910
38	Yahoo Japan Corp.	14,481
		16,391
Wireless Equipment – 0.5%
1,482	Nokia OYJ	40,504
600	Telefonaktiebolaget L.M. Ericsson – Class B	6,290
		46,794

Total Common Stock (cost $9,637,553)		9,326,748

See Notes to Schedules of Investments and Financial Statements.

48  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Preferred Stock – 0.9%
Automotive – Cars and Light Trucks – 0.8%
108	Porsche Automobil Holding SE	$16,265
391	Volkswagen A.G.	60,898
		77,163
Medical Products – 0.1%
172	Fresenius A.G.	13,956

Total Preferred Stock (cost $70,365)		91,119

Rights – 0.2%
Water – 0.2%
1,975	Suez Environment S.A.* (cost $0)	14,201

Money Markets – 0.4%
35,497	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	35,497
4,311	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	4,311

Total Money Markets (cost $39,808)		39,808

Total Investments (total cost $9,747,726) – 100.3%		9,471,876

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(32,516)

Net Assets – 100%		$9,439,360

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$784,298	8.3%
Austria	105,034	1.1%
Belgium	111,931	1.2%
Bermuda	79,188	0.8%
Denmark	214,802	2.3%
Finland	179,596	1.9%
France	729,261	7.7%
Germany	991,733	10.5%
Greece	112,458	1.2%
Hong Kong	385,708	4.1%
Ireland	33,833	0.3%
Italy	210,751	2.2%
Japan	1,896,754	20.0%
Jersey	2,134	0.0%
Luxembourg	172,758	1.8%
Mauritius	6,254	0.1%
Netherlands	268,953	2.8%
New Zealand	1,892	0.0%
Norway	141,157	1.5%
Portugal	91,996	1.0%
Singapore	141,163	1.5%
Spain	436,198	4.6%
Sweden	235,378	2.5%
Switzerland	567,049	6.0%
United Kingdom	1,514,643	16.0%
United States††	56,954	0.6%

Total	$9,471,876	100.0%

††	Includes Short-Term Securities and Other Securities (0.2% excluding Short-Term Securities and Other Securities).

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  49

Statements of Assets and Liabilities

	Janus Adviser	Janus Adviser	Janus Adviser	Janus Adviser
	INTECH	INTECH	INTECH	INTECH
As of July 31, 2008	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Growth Fund	Core Fund	Value Fund	International Fund

Assets:
Investments at cost(1)	$1,380,908	$116,151	$71,932	$9,748
Unaffiliated investments at value(1)	$1,393,570	$115,331	$67,271	$9,432
Affiliated money market investments	$5,382	$20	$291	$40
Cash	378	353	299	61
Cash denominated in foreign currency(2)	–	–	–	5
Receivables:
Investments sold	–	–	692	54
Fund shares sold	801	449	27	1
Dividends	718	151	124	21
Interest	25	2	2	–
Due from adviser	–	–	–	10
Non-interested Trustees’ Deferred Compensation	26	2	1	–
Other assets	2	–	–	–
Total Assets	1,400,902	116,308	68,707	9,624
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	61,073	2,477	2,279	–
Investments purchased	–	–	882	107
Fund shares repurchased	935	385	10	–
Dividends	1	–	–	–
Advisory fees	565	33	10	4
Transfer agent fees and expenses	35	4	3	2
Administrative services fees – Class R Shares	–	–	–	N/A
Administrative services fees – Class S Shares	15	3	–	1
Distribution fees – Class A Shares	7	6	–	1
Distribution fees – Class C Shares	8	13	–	2
Distribution fees – Class R Shares	–	–	–	N/A
Distribution fees – Class S Shares	15	3	–	–
Networking fees – Class A Shares	–	–	–	–
Networking fees – Class C Shares	–	–	–	–
Networking fees – Class I Shares	28	–	–	–
Non-interested Trustees’ fees and expenses	11	2	2	2
Non-interested Trustees’ deferred compensation fees	26	2	1	–
Accrued expenses	–	45	46	66
Total Liabilities	62,719	2,973	3,233	185
Net Assets	$1,338,183	$113,335	$65,474	$9,439
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,383,577	$118,200	$72,708	$10,517
Undistributed net investment income/(loss)*	5,776	955	1,150	134
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(69,216)	(5,021)	(4,014)	(936)
Unrealized appreciation/(depreciation) of investments, foreign currency transactions and non-interested Trustees’ deferred compensation	18,046	(799)	(4,370)	(276)
Total Net Assets	$1,338,183	$113,335	$65,474	$9,439
Net Assets – Class A Shares	$34,231	$27,142	$1,032	$2,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,658	2,107	104	259
Net Asset Value Per Share(3)	$12.88	$12.88	$9.88	$8.97
Maximum Offering Price Per Share(4)	$13.67	$13.67	$10.48	$9.51
Net Assets – Class C Shares	$8,767	$15,400	$342	$2,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	704	1,226	35	255
Net Asset Value Per Share(3)	$12.45	$12.56	$9.78	$8.93
Net Assets – Class I Shares	$1,224,054	$57,451	$63,472	$2,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,299	4,476	6,405	286
Net Asset Value Per Share	$12.84	$12.83	$9.91	$8.98
Net Assets – Class R Shares	$168	$525	$371	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13	41	38	N/A
Net Asset Value Per Share	$12.66	$12.72	$9.83	N/A
Net Assets – Class S Shares	$70,963	$12,817	$257	$2,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,540	996	26	253
Net Asset Value Per Share	$12.81	$12.87	$9.86	$8.95

*	See Note 3 in Notes to Financial Statements.
(1)	Investments at cost and value include $59,504,295, $2,401,050, and $2,193,317 of securities loaned for Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, and Janus Adviser INTECH Risk-Managed Value Fund, respectively (Note 1).
(2)	Includes cost of $3,133 for Janus Adviser INTECH Risk-Managed International Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

50  Janus Adviser Series  July 31, 2008

Statements of Operations

	Janus Adviser	Janus Adviser	Janus Adviser	Janus Adviser
	INTECH	INTECH	INTECH	INTECH
For the fiscal year ended July 31, 2008	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands)	Growth Fund	Core Fund	Value Fund	International Fund

Investment Income:
Interest	$36	$1	$1	–
Securities lending income	345	11	13	–
Dividends	18,560	3,339	1,710	313
Dividends from affiliates	604	17	32	3
Foreign tax withheld	(3)	(1)	–	(27)
Total Investment Income	19,542	3,367	1,756	289
Expenses:
Advisory fees	7,314	614	298	56
Transfer agent expenses	156	17	10	9
Registration fees	8	83	82	79
Custodian fees	65	44	31	132
Professional fees	25	25	31	39
Non-interested Trustees’ fees and expenses	37	9	6	7
Printing fees	35	38	38	36
System fees	31	31	31	31
Distribution fees – Class A Shares	118	85	2	6
Distribution fees – Class C Shares	130	205	9	25
Distribution fees – Class R Shares	1	3	2	N/A
Distribution fees – Class S Shares	293	56	1	6
Administrative services fees – Class R Shares	–	1	1	N/A
Administrative services fees – Class S Shares	293	56	1	6
Networking fees – Class A Shares	5	15	–	–
Networking fees – Class C Shares	10	13	–	–
Networking fees – Class I Shares	121	1	1	–
Other expenses	29	15	11	13
Non-recurring costs (Note 2)	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	8,671	1,311	555	445
Expense and Fee Offset	(22)	(2)	(1)	(1)
Net Expenses	8,649	1,309	554	444
Less: Excess Expense Reimbursement	–	(1)	(180)	(332)
Net Expenses after Expense Reimbursement	8,649	1,308	374	112
Net Investment Income/(Loss)	10,893	2,059	1,382	177

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(44,039)	(3,690)	(3,911)	(904)
Net realized gain/(loss) from futures contracts	(371)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(56,328)	(8,240)	(5,288)	(135)
Net Gain/(Loss) on Investments	(100,738)	(11,930)	(9,199)	(1,039)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(89,845)	$(9,871)	$(7,817)	$(862)

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  51

Statements of Changes in Net Assets

	Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser
	INTECH		INTECH		INTECH		INTECH
	Risk-Managed		Risk-Managed		Risk-Managed		Risk-Managed
For the fiscal year or period ended July 31	Growth Fund		Core Fund		Value Fund		International Fund
(all numbers in thousands)	2008	2007(1)	2008	2007(1)	2008	2007	2008	2007(2)

Operations:
Net investment income/(loss)	$10,893	$8,253	$2,059	$1,411	$1,382	$608	$177	$75
Net realized gain/(loss) from investment and foreign currency transactions	(44,039)	40,838	(3,690)	4,464	(3,911)	1,046	(904)	(13)
Net realized gain/(loss) from futures contracts	(371)	3,815	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(56,328)	73,777	(8,240)	4,930	(5,288)	171	(135)	(141)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(89,845)	126,683	(9,871)	10,805	(7,817)	1,825	(862)	(79)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(278)	(101)	(549)	(50)	(7)	(5)	(37)	–
Class C Shares	–	–	(133)	–	(9)	(3)	(24)	–
Class I Shares	(8,969)	(4,518)	(1,506)	(353)	(639)	(317)	(44)	–
Class R Shares	(1)	–	(7)	–	(3)	(2)	N/A	N/A
Class S Shares	(395)	(128)	(166)	(76)	(3)	(3)	(32)	–
Net realized gain from investment transactions*
Class A Shares	(2,295)	–	(1,131)	(59)	(12)	–	–	–
Class C Shares	(636)	–	(653)	(54)	(25)	–	–	–
Class I Shares	(55,400)	–	(2,732)	(223)	(1,012)	(27)	–	–
Class R Shares	(9)	–	(17)	–	(9)	–	N/A	N/A
Class S Shares	(6,545)	–	(630)	(101)	(5)	–	–	–
Net Decrease from Dividends and Distributions	(74,528)	(4,747)	(7,524)	(916)	(1,724)	(357)	(137)	–
Capital Share Transactions:
Shares sold
Class A Shares	15,878	25,398	28,101	19,994	891	252	57	2,500
Class C Shares	1,267	5,992	2,612	12,470	29	1,287	23	2,500
Class I Shares	386,946	1,045,807	9,410	46,091	28,428	36,388	479	2,501
Class R Shares	37	162	38	703	26	175	N/A	N/A
Class S Shares	36,680	52,417	4,978	37,351	–	–	–	2,500
Redemption fees
Class I Shares	14	73	–	2	–	–	–	–
Class R Shares	–	–	–	–	–	–	N/A	N/A
Class S Shares	14	7	2	8	–	–	–	–
Reinvested dividends and distributions
Class A Shares	2,122	76	1,347	54	13	5	37	–
Class C Shares	236	–	286	20	33	3	24	–
Class I Shares	62,540	4,367	3,626	499	1,563	344	44	–
Class R Shares	2	–	24	–	12	3	N/A	N/A
Class S Shares	6,892	128	771	173	8	3	32	–
Shares repurchased
Class A Shares	(28,729)	(10,166)	(22,822)	(12,424)	(310)	(11)	–	–
Class C Shares	(6,527)	(4,407)	(9,073)	(2,361)	(1,123)	(3)	–	–
Class I Shares	(300,225)	(171,577)	(43,920)	(9,259)	(4,892)	(9,306)	(180)	–
Class R Shares	(25)	–	(42)	(134)	(56)	(2)	N/A	N/A
Class S Shares	(117,902)	(37,179)	(38,347)	(10,318)	–	–	–	–
Net Increase/(Decrease) from Capital Share Transactions	59,220	911,098	(63,009)	82,869	24,622	29,138	516	10,001
Net Increase/(Decrease) in Net Assets	(105,153)	1,033,034	(80,404)	92,758	15,081	30,606	(483)	9,922
Net Assets:
Beginning of period	1,443,336	410,302	193,739	100,981	50,393	19,787	9,922	–
End of period	$1,338,183	$1,443,336	$113,335	$193,739	$65,474	$50,393	$9,439	$9,922

Undistributed net investment income/(loss)*	$5,776	$4,525	$955	$1,257	$1,150	$427	$134	$77

*	See Note 3 in Notes to Financial Statements.
(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

52  Janus Adviser Series  July 31, 2008

Financial Highlights

Class A Shares

	Janus Adviser INTECH Risk-Managed Growth Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)(2)

Net Asset Value, Beginning of Period	$14.45	$12.81	$13.32	$12.56
Income from Investment Operations:
Net investment income/(loss)	.09	.06	.06	–
Net gain/(loss) on securities (both realized and unrealized)	(.94)	1.62	.08	1.64
Total from Investment Operations	(.85)	1.68	.14	1.64
Less Distributions:
Dividends (from net investment income)*	(.08)	(.04)	(.02)	–
Distributions (from capital gains)*	(.64)	–	(.63)	(.88)
Total Distributions	(.72)	(.04)	(.65)	(.88)
Net Asset Value, End of Period	$12.88	$14.45	$12.81	$13.32
Total Return**	(6.54)%	13.10%	0.84%	13.36%
Net Assets, End of Period (in thousands)	$34,231	$50,000	$30,875	$12,887
Average Net Assets for the Period (in thousands)	$47,093	$39,807	$22,793	$2,766
Ratio of Gross Expenses to Average Net Assets***(3)	0.78%	0.81%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.78%	0.81%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.54%	0.61%	0.17%
Portfolio Turnover Rate***	125%	113%	100%	106%

	Janus Adviser INTECH Risk-Managed Core Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(2)	2006	2005(1)

Net Asset Value, Beginning of Period	$14.61	$13.27	$13.92	$13.18
Income from Investment Operations:
Net investment income/(loss)	.13	.11	.12	.02
Net gain/(loss) on securities (both realized and unrealized)	(1.22)	1.31	.66	2.20
Total from Investment Operations	(1.09)	1.42	.78	2.22
Less Distributions:
Dividends (from net investment income)*	(.21)	(.04)	(.12)	–
Distributions (from capital gains)*	(.43)	(.04)	(1.31)	(1.48)
Total Distributions	(.64)	(0.08)	(1.43)	(1.48)
Net Asset Value, End of Period	$12.88	$14.61	$13.27	$13.92
Total Return**	(8.01)%	10.73%	5.69%	17.66%
Net Assets, End of Period (in thousands)	$27,142	$25,061	$16,014	$3,455
Average Net Assets for the Period (in thousands)	$33,863	$20,360	$9,771	$825
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.85%	0.85%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.25%	0.91%	0.78%	0.90%
Portfolio Turnover Rate***	80%	96%	0.98%	0.80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  53

Financial Highlights (continued)

Class A Shares

	Janus Adviser INTECH Risk-Managed Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.16	.09
Net gain/(loss) on securities (both realized and unrealized)	(1.58)	1.05	.55
Total from Investment Operations	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.13)	(.15)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Total Distributions	(.36)	(.17)	–
Net Asset Value, End of Period	$9.88	$11.68	$10.64
Total Return**	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(2)	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	78%	71%	98%

	Janus Adviser INTECH Risk-Managed International Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(3)

Net Asset Value, Beginning of Period	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.20	.08
Net gain/(loss) on securities (both realized and unrealized)	(1.01)	(.15)
Total from Investment Operations	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.15)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.15)	–
Net Asset Value, End of Period	$8.97	$9.93
Total Return**	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.92%	3.20%
Portfolio Turnover Rate***	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

54  Janus Adviser Series  July 31, 2008

Class C Shares

	Janus Adviser INTECH Risk-Managed Growth Fund
For a share outstanding during each fiscal year ended July 31	2008	2007(1)	2006	2005	2004

Net Asset Value, Beginning of Period	$14.03	$12.51	$13.10	$12.14	$11.10
Income from Investment Operations:
Net investment income/(loss)	(.11)	(.01)	–	.02	(.06)
Net gain/(loss) on securities (both realized and unrealized)	(.83)	1.53	.04	1.82	1.40
Total from Investment Operations	(.94)	1.52	.04	1.84	1.34
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.64)	–	(.63)	(.88)	(.30)
Total Distributions and Other	(.64)	–	(.63)	(.88)	(.30)
Net Asset Value, End of Period	$12.45	$14.03	$12.51	$13.10	$12.14
Total Return**	(7.31)%	12.15%	0.11%	15.44%	12.16%
Net Assets, End of Period (in thousands)	$8,767	$15,250	$12,131	$10,170	$5,016
Average Net Assets for the Period (in thousands)	$12,982	$14,549	$10,135	$6,173	$4,804
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.59%	1.60%	1.60%	1.89%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.59%	1.60%	1.60%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.22)%	(0.16)%	(0.39)%	(1.06)%
Portfolio Turnover Rate***	125%	113%	100%	106%	92%

	Janus Adviser INTECH Risk-Managed Core Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.26	$13.04	$13.69	$12.62	$10.86
Income from Investment Operations:
Net investment income/(loss)	.06	.02	.02	.04	(.04)
Net gain/(loss) on securities (both realized and unrealized)	(1.24)	1.24	.65	2.51	2.00
Total from Investment Operations	(1.18)	1.26	.67	2.55	1.96
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–	(.01)	–	–
Distributions (from capital gains)*	(.43)	(.04)	(1.31)	(1.48)	(.20)
Total Distributions and Other	(.52)	(.04)	(1.32)	(1.48)	(.20)
Net Asset Value, End of Period	$12.56	$14.26	$13.04	$13.69	$12.62
Total Return**	(8.76)%	9.70%	4.87%	21.00%	18.18%
Net Assets, End of Period (in thousands)	$15,400	$23,963	$12,659	$9,497	$4,920
Average Net Assets for the Period (in thousands)	$20,486	$19,146	$8,683	$6,403	$4,746
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.60%	1.60%	1.61%	1.89%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.60%	1.60%	1.60%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.17%	0.09%	0.14%	(0.53)%
Portfolio Turnover Rate***	80%	96%	98%	80%	74%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  55

Financial Highlights (continued)

Class C Shares

	Janus Adviser INTECH Risk-Managed Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income/(loss)	.23	.07	.04
Net gain/(loss) on securities (both realized and unrealized)	(1.75)	1.05	.56
Total from Investment Operations	(1.52)	1.12	.60
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.09)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Total Distributions and Other	(.31)	(.11)	–
Net Asset Value, End of Period	$9.78	$11.61	$10.60
Total Return**	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	78%	71%	98%

	Janus Adviser INTECH Risk-Managed International Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(3)

Net Asset Value, Beginning of Period	$9.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.06
Net gain/(loss) on securities (both realized and unrealized)	(1.01)	(.15)
Total from Investment Operations	(.88)	(.09)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	(.10)	–
Net Asset Value, End of Period	$8.93	$9.91
Total Return**	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(2)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.65%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.17%	2.45%
Portfolio Turnover Rate***	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

56  Janus Adviser Series  July 31, 2008

Class I Shares

	Janus Adviser INTECH Risk-Managed Growth Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income/(loss)	.11	.08	.05
Net gain/(loss) on securities (both realized and unrealized)	(.93)	1.63	(.16)
Total from Investment Operations	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.07)	(.02)
Distributions (from capital gains)*	(.64)	–	(.63)
Redemption fees	–	–(2)	–
Total Distributions and Other	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$12.84	$14.40	$12.76
Total Return**	(6.33)%	13.39%(5)	(0.99)%
Net Assets, End of Period (in thousands)	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(3)	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(3)	0.53%	0.56%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	125%	113%	100%

	Janus Adviser INTECH Risk-Managed Core Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$14.55	$13.23	$14.23
Income from Investment Operations:
Net investment income/(loss)	.25	.14	.19
Net gain/(loss) on securities (both realized and unrealized)	(1.30)	1.29	.26
Total from Investment Operations	(1.05)	1.43	.45
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.07)	(.14)
Distributions (from capital gains)*	(.43)	(.04)	(1.31)
Redemption fees	–(2)	–(2)	–
Total Distributions and Other	(.67)	(0.11)	(1.45)
Net Asset Value, End of Period	$12.83	$14.55	$13.23
Total Return**	(7.80)%	10.86%	3.21%
Net Assets, End of Period (in thousands)	$57,451	$97,102	$54,444
Average Net Assets for the Period (in thousands)	$84,144	$80,009	$32,814
Ratio of Gross Expenses to Average Net Assets***(3)	0.54%	0.59%	0.60%
Ratio of Net Expenses to Average Net Assets***(3)	0.54%	0.59%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.55%	1.19%	0.93%
Portfolio Turnover Rate***	80%	96%	98%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  57

Financial Highlights (continued)

Class I Shares

	Janus Adviser INTECH Risk-Managed Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.22	.20	.08
Net gain/(loss) on securities (both realized and unrealized)	(1.64)	1.04	.58
Total from Investment Operations	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.18)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Redemption fees	–(2)	–	–
Total Distributions and Other	(.37)	(.20)	–
Net Asset Value, End of Period	$9.91	$11.70	$10.66
Total Return**	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(3)	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	78%	71%	98%

	Janus Adviser INTECH Risk-Managed International Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(4)

Net Asset Value, Beginning of Period	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.22	.09
Net gain/(loss) on securities (both realized and unrealized)	(1.01)	(.16)
Total from Investment Operations	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	–
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions and Other	(.16)	–
Net Asset Value, End of Period	$8.98	$9.93
Total Return**	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(3)	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.18%	3.45%
Portfolio Turnover Rate***	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	Redemption fees aggregated less than $0.01 on a per share basis for the period ended.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

58  Janus Adviser Series  July 31, 2008

Class R Shares

	Janus Adviser INTECH Risk-Managed Growth Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$14.27	$12.69	$13.24	$12.56
Income from Investment Operations:
Net investment income/(loss)	.01	–	.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.92)	1.58	.07	1.57
Total from Investment Operations	(.91)	1.58	.08	1.56
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–	–	–
Distributions (from capital gains)*	(.64)	–	(.63)	(.88)
Redemption fees	–	–	–	–
Total Distributions and Other	(.70)	–	(.63)	(.88)
Net Asset Value, End of Period	$12.66	$14.27	$12.69	$13.24
Total Return**	(7.02)%	12.45%(3)	0.42%	12.69%
Net Assets, End of Period (in thousands)	$168	$178	$16	$11
Average Net Assets for the Period (in thousands)	$187	$22	$13	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.28%	1.34%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.27%	1.33%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.01%	0.09%	(0.10)%
Portfolio Turnover Rate***	125%	113%	100%	106%

	Janus Adviser INTECH Risk-Managed Core Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$14.46	$13.20	$13.86	$13.18
Income from Investment Operations:
Net investment income/(loss)	.11	–	.05	.04
Net gain/(loss) on securities (both realized and unrealized)	(1.26)	1.32	.66	2.12
Total from Investment Operations	(1.15)	1.32	.71	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.02)	(.06)	–
Distributions (from capital gains)*	(.43)	(.04)	(1.31)	(1.48)
Redemption fees	–	–	–	–
Total Distributions and Other	(.59)	(.06)	(1.37)	(1.48)
Net Asset Value, End of Period	$12.72	$14.46	$13.20	$13.86
Total Return**	(8.45)%	10.03%	5.15%	17.17%
Net Assets, End of Period (in thousands)	$525	$578	$12	$12
Average Net Assets for the Period (in thousands)	$578	$179	$12	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.30%	1.30%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.29%	1.30%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.78%	0.30%	0.37%	0.38%
Portfolio Turnover Rate***	80%	96%	98%	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  59

Financial Highlights (continued)

Class R Shares

	Janus Adviser INTECH Risk-Managed Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.64	$10.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.18	.11	.06
Net gain/(loss) on securities (both realized and unrealized)	(1.67)	1.04	.55
Total from Investment Operations	(1.49)	1.15	.61
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.10)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Total Distributions and Other	(.32)	(.12)	–
Net Asset Value, End of Period	$9.83	$11.64	$10.61
Total Return**	(13.19)%	10.77%	6.10%
Net Assets, End of Period (in thousands)	$371	$457	$265
Average Net Assets for the Period (in thousands)	$420	$324	$255
Ratio of Gross Expenses to Average Net Assets***(2)	1.35%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.35%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.59%	1.14%	0.98%
Portfolio Turnover Rate***	78%	71%	98%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

60  Janus Adviser Series  July 31, 2008

Class S Shares

	Janus Adviser INTECH Risk-Managed Growth Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.36	$12.75	$13.28	$12.24	$11.13
Income from Investment Operations:
Net investment income/(loss)	.11	.04	.03	.01	–
Net gain/(loss) on securities (both realized and unrealized)	(.98)	1.58	.07	1.91	1.41
Total from Investment Operations	(.87)	1.62	.10	1.92	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.01)	–	–	–
Distributions (from capital gains)*	(.64)	–	(.63)	(.88)	(.30)
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.68)	(.01)	(.63)	(.88)	(.30)
Net Asset Value, End of Period	$12.81	$14.36	$12.75	$13.28	$12.24
Total Return	(6.68)%	12.72%	0.59%	15.98%	12.77%
Net Assets, End of Period (in thousands)	$70,963	$154,057	$121,473	$74,744	$46,376
Average Net Assets for the Period (in thousands)	$117,236	$151,536	$97,158	$56,612	$40,172
Ratio of Gross Expenses to Average Net Assets(2)	1.02%	1.05%	1.10%	1.10%	1.39%
Ratio of Net Expenses to Average Net Assets(2)	1.02%	1.05%	1.10%	1.10%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.36%	0.31%	0.35%	0.12%	(0.57)%
Portfolio Turnover Rate	125%	113%	100%	106%	92%

	Janus Adviser INTECH Risk-Managed Core Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005	2004(3)

Net Asset Value, Beginning of Period	$14.54	$13.25	$13.88	$12.72	$10.89
Income from Investment Operations:
Net investment income/(loss)	.36	.04	.06	.05	.03
Net gain/(loss) on securities (both realized and unrealized)	(1.49)	1.32	.70	2.59	2.00
Total from Investment Operations	(1.13)	1.36	.76	2.64	2.03
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.03)	(.08)	–	–
Distributions (from capital gains)*	(.43)	(.04)	(1.31)	(1.48)	(.20)
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.54)	(.07)	(1.39)	(1.48)	(.20)
Net Asset Value, End of Period	$12.87	$14.54	$13.25	$13.88	$12.72
Total Return	(8.22)%	10.33%	5.50%	21.58%	18.77%
Net Assets, End of Period (in thousands)	$12,817	$47,035	$17,852	$12,114	$7,338
Average Net Assets for the Period (in thousands)	$22,533	$35,257	$12,369	$8,971	$7,111
Ratio of Gross Expenses to Average Net Assets(2)	1.02%	1.08%	1.10%	1.10%	1.39%
Ratio of Net Expenses to Average Net Assets(2)	1.02%	1.08%	1.10%	1.10%	1.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.03%	0.69%	0.58%	0.64%	(0.03)%
Portfolio Turnover Rate	80%	96%	98%	80%	74%

*	See Note 3 in Notes to Financial Statements.
(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  61

Financial Highlights (continued)

Class S Shares

	Janus Adviser INTECH Risk-Managed Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.20	.17	.07
Net gain/(loss) on securities (both realized and unrealized)	(1.67)	1.00	.56
Total from Investment Operations	(1.47)	1.17	.63
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.12)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Total Distributions and Other	(.33)	(.14)	–
Net Asset Value, End of Period	$9.86	$11.66	$10.63
Total Return**	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$257	$295	$266
Average Net Assets for the Period (in thousands)	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(2)	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(2)	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	78%	71%	98%

	Janus Adviser INTECH Risk-Managed International Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(3)

Net Asset Value, Beginning of Period	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	.18	.07
Net gain/(loss) on securities (both realized and unrealized)	(1.02)	(.15)
Total from Investment Operations	(.84)	(.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	–
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions and Other	(.13)	–
Net Asset Value, End of Period	$8.95	$9.92
Total Return**	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(2)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.67%	2.95%
Portfolio Turnover Rate***	105%	140%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from December 30, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.

62  Janus Adviser Series  July 31, 2008

Notes to Schedules of Investments

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
#	Loaned security; a portion or all of the security is on loan at July 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Adviser Series  July 31, 2008  63

Notes to Schedules of Investments (continued)

  Schedule of Fair Valued Securities (as of July 31, 2008)

		Value as a %
	Value	of Net Assets

Janus Adviser INTECH Risk-Managed International Fund
United Utilities PLC	$2,079	0.0%

Securites are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

64  Janus Adviser Series  July 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report, except Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized

Janus Adviser Series  July 31, 2008  65

Notes to Financial Statements (continued)

include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2008, the following Funds had on loan securities valued as indicated:

Value at
Fund	July 31, 2008

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$59,504,295
Janus Adviser INTECH Risk-Managed Core Fund	2,401,050
Janus Adviser INTECH Risk-Managed Value Fund	2,193,317

As of July 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	July 31, 2008

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$61,073,408
Janus Adviser INTECH Risk-Managed Core Fund	2,476,775
Janus Adviser INTECH Risk-Managed Value Fund	2,278,734

As of July 31, 2008, all cash collateral received by the following Funds were invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Fund	Time Deposits

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$28,862,281
Janus Adviser INTECH Risk-Managed Core Fund	1,432,035
Janus Adviser INTECH Risk-Managed Value Fund	1,380,939

Repurchase
Fund	Agreements

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$13,446,811
Janus Adviser INTECH Risk-Managed Core Fund	931,013
Janus Adviser INTECH Risk-Managed Value Fund	897,795

66  Janus Adviser Series  July 31, 2008

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

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Notes to Financial Statements (continued)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any options purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the

68  Janus Adviser Series  July 31, 2008

Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial

Janus Adviser Series  July 31, 2008  69

Notes to Financial Statements (continued)

statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	All Asset Levels	0.50%
Janus Adviser INTECH Risk-Managed Core Fund	All Asset Levels	0.50%
Janus Adviser INTECH Risk-Managed Value Fund	All Asset Levels	0.50%
Janus Adviser INTECH Risk-Managed International Fund	All Asset Levels	0.55%

For Janus Adviser INTECH Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Risk-Managed
Janus Adviser INTECH Risk-Managed Core Fund	S&P 500® Index

Any performance adjustment for Janus Adviser INTECH Risk-Managed Core Fund commenced on January 1, 2007, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

70  Janus Adviser Series  July 31, 2008

During the fiscal year ended July 31, 2008, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Risk-Managed
Janus Adviser INTECH Risk-Managed Core Fund	$(194,021)

Enhanced Investment Technologies, LLC (“INTECH”) serves as subadviser to the Funds. Janus Capital indirectly owns approximately 89.9% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.25% of average daily net assets from its management fee for managing the Funds.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Funds’ annual average daily net assets (plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Funds to Janus Capital (net of any performance fee adjustment).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit %

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	0.60%
Janus Adviser INTECH Risk-Managed Core Fund	0.60%
Janus Adviser INTECH Risk-Managed Value Fund	0.60%
Janus Adviser INTECH Risk-Managed International Fund	0.65%

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed Value Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2008, total reimbursement by Janus Capital was $180,009 for Janus Adviser INTECH Risk-Managed Value Fund. As of July 31, 2008, the recoupment that may be potentially made to Janus Capital is $549,480.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2008, total reimbursement by Janus Capital was $332,082 for Janus

Janus Adviser Series  July 31, 2008  71

Notes to Financial Statements (continued)

Adviser INTECH Risk-Managed International Fund. As of July 31, 2008, the recoupment that may be potentially made to Janus Capital is $656,029.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

For the fiscal year ended July 31, 2008, Janus Capital assumed $58,860 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$190
Janus Adviser INTECH Risk-Managed Core Fund	1,934

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2008, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$1,327
Janus Adviser INTECH Risk-Managed Core Fund	2,738
Janus Adviser INTECH Risk-Managed Value Fund	335
Janus Adviser INTECH Risk-Managed International Fund	386

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund and Class I Shares and Class S Shares of Janus Adviser INTECH Risk-Managed International Fund held for 90 days or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply changed from three months or less to 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total

72  Janus Adviser Series  July 31, 2008

redemption fees received by the Funds for the fiscal year ended July 31, 2008 are indicated in the table below:

Fund	Redemption Fee

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	$13,708
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	13,413
Janus Adviser INTECH Risk-Managed Core Fund - Class I Shares	240
Janus Adviser INTECH Risk-Managed Core Fund - Class I Shares	2,500
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	471

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$102,819,477	$(120,997,940)	$437,990	$749,350
Janus Adviser INTECH Risk-Managed Core Fund	8,742,517	(9,488,419)	10,236	7,000
Janus Adviser INTECH Risk-Managed Value Fund	11,000,506	(11,163,438)	20,683	291,220
Janus Adviser INTECH Risk-Managed International Fund	902,437	(866,940)	1,638	35,497

	$123,464,937	$(142,516,737)	$470,547	$1,083,067

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$185,066,335	$(198,993,135)	$166,218	$4,632,650
Janus Adviser INTECH Risk-Managed Core Fund	14,385,641	(15,608,091)	6,648	13,000
Janus Adviser INTECH Risk-Managed Value Fund	14,909,273	(15,219,873)	11,346	–
Janus Adviser INTECH Risk-Managed International Fund	1,702,736	(1,698,425)	1,477	4,311

	$216,063,985	$(231,519,524)	$185,689	$4,649,961

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2008, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/2007	Purchases	Purchases	Redemptions	Redemption	at 7/31/2008

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund - Class R Shares	$10,000	$–	–	$(9,959)	6/10/08	$41
Janus Adviser INTECH Risk-Managed Core Fund - Class R Shares	10,000	–	–	(9,968)	6/10/08	32
Janus Adviser INTECH Risk-Managed Value Fund - Class A Shares	250,000	–	–	(249,989)	6/10/08	11
Janus Adviser INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class I Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	–	–	2,500,000

Janus Adviser Series  July 31, 2008  73

Notes to Financial Statements (continued)

3.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2007 through July 31, 2008. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2009.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Adviser INTECH Risk-Managed Growth Fund	$5,796,647	$–	$–	$(56,597,550)	$(18,502)	$5,424,944
Janus Adviser INTECH Risk-Managed Core Fund	957,660	–	–	(3,116,879)	(2,237)	(2,703,943)
Janus Adviser INTECH Risk-Managed Value Fund	1,150,216	–	(301,746)	(1,803,483)	(589)	(6,278,655)
Janus Adviser INTECH Risk-Managed International Fund	162,401	–	(175,182)	(733,672)	(256)	(331,518)

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	Accumulated
Fund	31, 2016	Capital Losses

Value
Janus Adviser INTECH Risk-Managed Growth Fund	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	–	–
Janus Adviser INTECH Risk-Managed Value Fund	(301,746)	(301,746)
Janus Adviser INTECH Risk-Managed International Fund	(175,182)	(175,182)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$1,393,527,061	$98,527,198	$(93,102,254)
Janus Adviser INTECH Risk-Managed Core Fund	118,055,195	8,332,689	(11,036,632)
Janus Adviser INTECH Risk-Managed Value Fund	73,841,142	2,965,207	(9,243,862)
Janus Adviser INTECH Risk-Managed International Fund	9,803,394	559,823	(891,341)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

74  Janus Adviser Series  July 31, 2008

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser INTECH Risk-Managed Growth Fund	$21,443,789	$53,081,411	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	2,361,288	5,163,595	–	–
Janus Adviser INTECH Risk-Managed Value Fund	1,299,232	424,039	–	–
Janus Adviser INTECH Risk-Managed International Fund	136,688	–	–	–

For the fiscal year or period ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser INTECH Risk-Managed Growth Fund	$4,748,041	$–	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	482,707	433,358	–	–
Janus Adviser INTECH Risk-Managed Value Fund	358,327	–	–	–
Janus Adviser INTECH Risk-Managed International Fund(1)	–	–	–	–

(1)	Period from May 2, 2007 (inception date) through July 31, 2007.

Janus Adviser Series  July 31, 2008  75

Notes to Financial Statements (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares				Class C Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	0.78%	0.81%	0.91%	0.93%(2)	1.60%	1.59%	1.64%	1.84%	2.04%	3.60%(3)
Janus Adviser INTECH Risk-Managed Core Fund	0.85%	0.88%	1.24%	1.53%(2)	1.61%	1.64%	1.99%	2.68%	3.02%	4.08%(3)
Janus Adviser INTECH Risk-Managed Value Fund	1.17%	1.35%	3.67%(5)	N/A	1.96%	2.05%	4.42%(5)	N/A	N/A	N/A
Janus Adviser INTECH Risk-Managed International Fund	4.18%	6.11%(6)	N/A	N/A	4.93%	6.86%(6)	N/A	N/A	N/A	N/A

(1)	The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from January 2, 2003 (inception date) through July 31, 2003.
(4)	Period from November 28, 2005 (inception date) through July 31, 2006.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.
(6)	Period from May 2, 2007 (inception date) through July 31, 2007.

76  Janus Adviser Series  July 31, 2008

Class I Shares			Class R Shares				Class S Shares
2008(1)	2007(1)	2006(1)	2008(1)	2007(1)	2006(1)	2005(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

0.53%	0.56%	0.61%(4)	1.28%	1.34%	1.39%	1.53%(2)	1.02%	1.05%	1.15%	1.27%	1.53%	2.50%(3)
0.54%	0.59%	0.84%(4)	1.30%	1.30%	1.78%	2.41%(2)	1.02%	1.08%	1.50%	2.13%	2.53%	3.58%(3)
0.90%	1.09%	2.91%(5)	1.66%	1.85%	4.17%(5)	N/A	1.41%	1.62%	3.92%(5)	N/A	N/A	N/A
3.92%	5.86%(6)	N/A	N/A	N/A	N/A	N/A	4.43%	6.36%(6)	N/A	N/A	N/A	N/A

Janus Adviser Series  July 31, 2008  77

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	Janus Adviser		Janus Adviser		Janus Adviser		Janus Adviser
	INTECH		INTECH		INTECH		INTECH
	Risk-Managed		Risk-Managed		Risk-Managed		Risk-Managed
For the fiscal year or period ended July 31	Growth Fund		Core Fund		Value Fund		International Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,109	1,759	1,918	1,359	86	22	6	250
Reinvested dividends and distributions	144	5	92	4	1	-	3	-
Shares repurchased	(2,056)	(713)	(1,618)	(855)	(29)	(1)	-	-
Net Increase/(Decrease) in Fund Shares	(803)	1,051	392	508	58	21	9	250
Shares Outstanding, Beginning of Period	3,461	2,410	1,715	1,207	46	25	250	-
Shares Outstanding, End of Period	2,658	3,461	2,107	1,715	104	46	259	250
Transactions in Fund Shares – Class C Shares:
Shares sold	91	439	189	872	2	105	2	250
Reinvested dividends and distributions	17	-	20	2	3	-	3	-
Shares repurchased	(491)	(322)	(663)	(165)	(100)	-	-	-
Net Increase/(Decrease) in Fund Shares	(383)	117	(454)	709	(95)	105	5	250
Shares Outstanding, Beginning of Period	1,087	970	1,680	971	130	25	250	-
Shares Outstanding, End of Period	704	1,087	1,226	1,680	35	130	255	250
Transactions in Fund Shares – Class I Shares:
Shares sold	27,490	77,424	673	3,149	2,651	3,065	51	250
Reinvested dividends and distributions	4,266	313	249	35	138	30	4	-
Shares repurchased	(21,465)	(11,987)	(3,119)	(626)	(450)	(786)	(19)	-
Net Increase/(Decrease) in Fund Shares	10,291	65,750	(2,198)	2,558	2,339	2,309	36	250
Shares Outstanding, Beginning of Period	85,008	19,258	6,674	4,116	4,066	1,757	250	-
Shares Outstanding, End of Period	95,299	85,008	4,476	6,674	6,405	4,066	286	250
Transactions in Fund Shares – Class R Shares:
Shares sold	3	11	3	48	3	14	N/A	N/A
Reinvested dividends and distributions	-	-	2	-	1	-	N/A	N/A
Shares repurchased	(2)	-	(3)	(9)	(5)	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1	11	1	39	(1)	14	N/A	N/A
Shares Outstanding, Beginning of Period	12	1	40	1	39	25	N/A	N/A
Shares Outstanding, End of Period	13	12	41	40	38	39	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	2,561	3,816	345	2,562	-	-	-	250
Reinvested dividends and distributions	470	9	53	12	1	-	3	-
Shares repurchased	(8,216)	(2,630)	(2,636)	(687)	-	-	-	-
Net Increase/(Decrease) in Fund Shares	(5,185)	1,195	(2,238)	1,887	1	-	3	250
Shares Outstanding, Beginning of Period	10,725	9,530	3,234	1,347	25	25	250	-
Shares Outstanding, End of Period	5,540	10,725	996	3,234	26	25	253	250

(1)	Period from May 2, 2007 (inception date) through July 31, 2007.

6.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Risk-Managed
Janus Adviser INTECH Risk-Managed Growth Fund	$1,843,990,510	$1,822,551,059	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	128,224,899	196,080,358	–	–
Janus Adviser INTECH Risk-Managed Value Fund	70,862,836	46,574,199	–	–
Janus Adviser INTECH Risk-Managed International Fund	11,369,546	10,713,085	–	–

78  Janus Adviser Series  July 31, 2008

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these

Janus Adviser Series  July 31, 2008  79

Notes to Financial Statements (continued)

complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event (Unaudited)

On September 7, 2008 the federal government placed Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, which effectively gave control to the federal government. On September 15, 2008, Lehman Brothers announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. On September 16, 2008 the federal government provided an emergency loan to American International Group Inc., which effectively gave control of the company to the federal government. The Funds’ investments in these issuers, as reflected in each Fund’s Schedule of Investments, expose investors to the negative (or positive) performance resulting from these and other events.

80  Janus Adviser Series  July 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund, and Janus Adviser INTECH Risk-Managed International Fund (four of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

Janus Adviser Series  July 31, 2008  81

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

82  Janus Adviser Series  July 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

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Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

84  Janus Adviser Series  July 31, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2008:

Capital Gain Distributions

Fund

Janus Adviser INTECH Risk-Managed Growth Fund	$53,081,411
Janus Adviser INTECH Risk-Managed Core Fund	5,163,595
Janus Adviser INTECH Risk-Managed Value Fund	424,039

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Adviser INTECH Risk-Managed International Fund	$26,880	$312,616

Dividends Received Deduction Percentage

Fund

Janus Adviser INTECH Risk-Managed Growth Fund	100%
Janus Adviser INTECH Risk-Managed Core Fund	100%
Janus Adviser INTECH Risk-Managed Value Fund	100%

Qualified Dividend Income

Fund

Janus Adviser INTECH Risk-Managed Growth Fund	100%
Janus Adviser INTECH Risk-Managed Core Fund	100%
Janus Adviser INTECH Risk-Managed Value Fund	100%
Janus Adviser INTECH Risk-Managed International Fund	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*	Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

Janus Adviser Series  July 31, 2008  87

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

88  Janus Adviser Series  July 31, 2008

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

90  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  91

Notes

92  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  93

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-700 09-08

2008 Annual Report
Janus Adviser Series

Value
Janus Adviser Mid Cap Value Fund
Janus Adviser Small Company Value Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Value
Mid Cap Value Fund	2
Small Company Value Fund	13
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to Schedules of Investments	30
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Explanations of Charts, Tables and Financial Statements	48
Designation Requirements	51
Trustees and Officers	52

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2008 to July 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  July 31, 2008  1

Janus Adviser Mid Cap Value Fund (unaudited)

Fund Snapshot
This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by Perkins, Wolf,
McDonnell and Company, LLC

Performance Overview

During the 12 months ended July 31, 2008, Janus Adviser Mid Cap Value Fund’s Class S Shares returned -1.89%, outperforming the Fund’s benchmark, the Russell Midcap® Value Index, which returned -13.20%. The S&P MidCap 400 Index returned -4.96% and the S&P 500® Index returned -11.09% during the same period.

The concerns that we expressed in our last few reports severely impacted the market throughout the past 12 months. The problems of subprime lending, leverage and derivatives spread across financial markets. Credit availability became restricted, financial earnings suffered from huge write-offs and investor confidence was shaken.

In general, our stocks held up relatively well compared to the benchmark because of a more risk-sensitive market that favored stocks with the characteristics we traditionally emphasize. We believe that in an uncertain financial environment it is likely that stocks with better balance sheets, strong free cash flow and valuations which incorporate more modest expectations will suffer less downside risk. These stocks may or may not fully participate in a short-term market rally, but we believe that by doing relatively well in the downturn, the likelihood is they will outperform over the full cycle. We are focused on the long term and the favorable impact that preservation of capital can have on compounding returns for the Fund.

The Fund’s outperformance relative to its benchmark was broad-based, as it had positive relative contributions for eight of the ten major market sectors for the fiscal year. As was the case last year, most of our outperformance was attributable to positive stock selection. Substantially smaller increments were generated by our cash position and sector weightings.

Holdings That Contributed to Performance

Strength in commodity prices helped our multi-year overweighted position versus the benchmark in energy – natural gas and crude oil prices were up over 40% and 50%, respectively, in the past twelve months. While energy prices could retrace some of this strength, we believe that prices will remain high because of tight supply. We still found attractive long-term value plays in the space, such as contributors Forest Oil, Southwestern Energy and a new investment in Sandridge Energy, which are mostly natural gas focused. During the year, we added to our holding in Forest Oil, as the company continues to transform itself into a steady organic growth company while maintaining what we feel are some of the best cost controls in the industry. In the second calendar quarter of 2008, we sold portions of many of our exploration and production companies as their prices spiked and the commodities had possibly overshot to the upside despite potentially reduced demand. We invested some of these proceeds in refiners which had declined substantially as oil prices rallied.

Railroad stocks also outperformed, and our overweight position in the group was a positive, as investors responded to their improved levels of profitability. Railroad company Kansas City Southern was a notable outperformer, up almost 60% for the period. In the materials sector, gold producer Goldcorp gained over 45% due to strength in gold prices. We reduced our positions in Kansas City and Goldcorp on this strong performance as we believe their risk/reward profiles became less favorable.

Holdings That Detracted from Performance

While overall our names held up significantly better than those within the index, some of our largest detractors for the period were financial sector stocks. One of our best performers in the past, AllianceBernstein Holding, witnessed a correction of greater than 25% in the second half of the period after a modest near-term earnings shortfall due to reduced performance fees and general market weakness. We believe AllianceBernstein remains a growth franchise with good international exposure and we added to our holding. Regional banks Colonial BancGroup and Suntrust also underperformed after suffering from real estate-related losses. While these companies have taken substantial write-downs, we believe that the values of their franchises and balance sheets are underestimated. Thus we added to our position in their stocks. While we remained underweighted in financials at the end of the period, we have a substantial weighting of over 20% in this sector which is invested in what we believe to be high quality names. We recognize that there is still great uncertainty in many parts of this sector and we will be monitoring it closely.

Consumer stocks also underperformed for the period as investors remained concerned about the impact of higher energy and food prices and the overall economic slowdown on the U.S. consumer. While we continued to be underweighted in the group, we were net buyers as we believe the lower prices reflect much of the diminished

2  Janus Adviser Series  July 31, 2008

(unaudited)

expectations. Many of our stocks held up better on a relative basis, but JC Penney was one of the top detractors for the period. The stock declined in line with other department stores, over 50% for the period, on general consumer weakness and negative same-store sales growth. We have added to the stock on weakness as the company has maintained a good balance sheet, continued to generate strong free cash flow, and we believe the risk/reward relationship remains attractive with the stock trading at historically low valuations. Additionally, we remain comfortable with management and believe the company will gain share once the economy turns.

Merger and Acquisition Activity

As has been the case in each year other than 2002, merger and acquisition activity had a positive impact on the Fund. With the disruption in the credit markets, this activity nearly came to a halt in early calendar year 2008. While private equity activity declined from the record levels seen in recent years, strategic and/or foreign buyers stepped in, as evidenced by bids for Fund holdings Diebold, Applied Biosystems Group, Barr Labs, Foundry Networks and Republic Services. At the time of our purchase, these stocks were selling at what we felt were relatively low valuation levels. This buyout activity is a reinforcement of our belief that our long-standing investment process is successful in identifying strong, attractively valued franchises.

Market Outlook

We have remained over 90% invested despite near-term economic and market uncertainty as we believe we have found some good, long-term values to replace stocks whose risk/reward relationships have become less favorable in our view. We generally characterize our purchases as having better-than-average balance sheets, a likelihood of positive free cash flow even if earnings disappoint, and stock prices that are near their 12-month lows reflecting reduced expectations. In many cases, these stocks have market capitalizations that are at the lower end of the mid-cap spectrum and are generally out-of-favor growth stocks.

In terms of sector positioning, the relative exposures versus the benchmark remained as they have been for some time. At the end of July, we were overweight in energy, health care and information technology and underweight in consumer discretionary, financials and utilities. Because of mid-year rebalancing of our benchmark index, our overweighting in energy and underweighting in financials and consumer discretionary became more pronounced. The relative weightings are more a reflection of the number of attractively valued stock opportunities we find within a sector than any macro-influenced sector allocation decision.

The market has digested significant negative news and the U.S. Federal Reserve has been very aggressive in addressing the credit and housing financial problems. However, we suspect the economy and earnings could decline more than expected and, in any case, any recovery from the financial problems is likely to be slow. We believe the financial system’s leverage will take a long time to be rebalanced and is still subject to significant unanticipated shocks. And unfortunately, we believe the Federal Reserve has used most of its available tools to maintain financial stability. Thus while we would not be surprised by strong intermediate-term rallies, we believe the market does not have an overly attractive risk/reward relationship so long as so many financial uncertainties remain. In that context, the Fund has maintained its position in index puts. To date, this program has been about “break-even,” but it has tempered short-term volatility and we believe may be beneficial in a more severe downturn. We think this small investment in index puts is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

We believe it is probable that the stock market is likely to continue to experience above average volatility. Historically we have welcomed that volatility as it has created unusual short-term opportunities to make long-term investments. We are willing to take short-term risk if it offers much greater potential long-term reward. These higher-risk investments sometimes detract from our short- term returns, but may enhance our long-term results which, of course, is our ultimate goal. In the meantime, we believe our standard emphasis on balance sheet and cash flow strength, combined with valuations that reflect modest investor expectations, should reward us in an uncertain economic environment.

Thank you for your investment in Janus Adviser Mid Cap Value Fund.

Janus Adviser Series  July 31, 2008  3

Janus Adviser Mid Cap Value Fund (unaudited)

Janus Adviser Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	0.73%
Mosaic Co.	0.59%
Forest Oil Corp.	0.57%
Kansas City Southern	0.53%
Southwestern Energy Co.	0.51%
5 Bottom Performers – Holdings

Contribution

AllianceBernstein Holding L.P.	-0.85%
Colonial BancGroup, Inc.	-0.74%
J.C. Penney Company, Inc.	-0.58%
Frontier Oil Corp.	-0.57%
Old Republic International Corp.	-0.55%

5 Top Performers – Sectors

		Fund Weighting	Russell Midcap Value®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	2.58%	13.27%	8.21%
Materials	0.77%	6.58%	6.92%
Health Care	0.50%	11.38%	2.56%
Industrials	0.44%	12.43%	10.07%
Consumer Staples	0.38%	5.34%	7.40%

5 Bottom Performers – Sectors

		Fund Weighting	Russell Midcap Value®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	-2.59%	24.76%	29.28%
Consumer Discretionary	-2.09%	9.54%	12.76%
Information Technology	-0.84%	9.85%	6.93%
Telecommunication Services	-0.60%	1.75%	1.89%
Utilities	0.29%	5.10%	13.99%

4  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

AllianceBernstein Holding L.P. Investment Management and Advisory Services	1.6%
Thomas & Betts Corp. Electronic Connectors	1.5%
Lubrizol Corp. Chemicals – Specialty	1.4%
Protective Life Corp. Life and Health Insurance	1.4%
URS Corp. Engineering – Research and Development Services	1.3%

7.2%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  5

Janus Adviser Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008				Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Mid Cap Value Fund – Class A Shares

NAV	–1.67%	13.11%	14.35%	0.93%	0.93%(a)

MOP	–7.33%	11.92%	13.28%

Janus Adviser Mid Cap Value Fund – Class C Shares

NAV	–2.42%	12.59%	13.84%	1.73%	1.73%(a)

CDSC	–3.35%	12.59%	13.84%

Janus Adviser Mid Cap Value Fund – Class I Shares	–1.39%	13.11%	14.35%	0.66%	0.66%(b)

Janus Adviser Mid Cap Value Fund – Class R Shares	–2.16%	12.71%	13.95%	1.42%	1.42%(c)

Janus Adviser Mid Cap Value Fund – Class S Shares	–1.89%	13.11%	14.35%	1.16%	1.16%(c)

Russell Midcap® Value Index	–13.20%	12.05%	13.83%

Lipper Quartile – Class S Shares	1st	1st	1st

Lipper Ranking – Class S Shares based on total returns for Mid-Cap Value Funds	7/344	25/209	34/202

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

6  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on December 31, 2002. The performance shown reflects the performance of the Fund’s Class C Shares from December 31, 2002 through the most recent period shown.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 2002

Janus Adviser Series  July 31, 2008  7

Janus Adviser Mid Cap Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$985.60	$4.89

Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$982.00	$8.57

Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$987.20	$3.66

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$983.30	$7.40

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$985.00	$6.12

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.74% for Class C Shares, 0.74% for Class I Shares, 1.50% for Class R Shares and 1.24% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  July 31, 2008

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2008

Shares/ Principal/Contract Amounts		Value

Common Stock – 89.2%
Advertising Agencies – 0.5%
127,000	Omnicom Group, Inc.	$5,421,630
Aerospace/Defense – 0.9%
190,000	Rockwell Collins, Inc.	9,441,100
Agricultural Chemicals – 0.3%
24,800	Mosaic Co.*	3,154,808
Airlines – 0.3%
201,900	Southwest Airlines Co.	3,147,621
Applications Software – 0.6%
240,000	Intuit, Inc.*	6,559,200
Automotive – Truck Parts and Equipment – Original – 0.1%
26,200	Magna International, Inc. – Class A (U.S. Shares)#	1,548,420
Beverages – Non-Alcoholic – 0.7%
108,900	PepsiCo, Inc.	7,248,384
Building – Residential and Commercial – 0.9%
360,000	Centex Corp.	5,284,800
327,800	Pulte Homes, Inc.	4,002,438
		9,287,238
Cable Television – 0.3%
150,000	Comcast Corp. – Class A*	3,093,000
Chemicals – Diversified – 0.4%
66,600	PPG Industries, Inc.*	4,038,624
Chemicals – Specialty – 1.4%
310,200	Lubrizol Corp.	15,447,960
Coal – 0.5%
102,800	Arch Coal, Inc.	5,788,668
Commercial Banks – 3.2%
433,800	BB&T Corp.#	12,155,076
100,000	City National Corp.	4,913,000
892,700	Colonial BancGroup, Inc.#	5,945,382
180,000	First Midwest Bancorp, Inc.#	3,695,400
850,000	Synovus Financial Corp.#	8,083,500
		34,792,358
Computers – Integrated Systems – 1.8%
185,600	Diebold, Inc.	6,863,488
471,200	NCR Corp.*	12,656,432
		19,519,920
Consumer Products – Miscellaneous – 0.7%
125,000	Kimberly-Clark Corp.	7,228,750
Containers – Metal and Glass – 0.6%
140,000	Ball Corp.	6,241,200
Containers – Paper and Plastic – 1.0%
450,000	Pactiv Corp.*	10,849,500
Cosmetics and Toiletries – 0.4%
67,500	Procter & Gamble Co.	4,419,900
Data Processing and Management – 0.7%
200,000	Fair Isaac Corp.#	4,452,000
72,500	Fiserv, Inc.*	3,466,950
		7,918,950
Distribution/Wholesale – 1.4%
241,400	Tech Data Corp.*	8,417,618
79,100	W.W. Grainger, Inc.	7,080,241
		15,497,859
Diversified Operations – 1.8%
97,700	Dover Corp.	4,848,851
110,000	Illinois Tool Works, Inc.	5,153,500
209,500	Tyco International, Ltd.	9,335,320
		19,337,671
E-Commerce/Services – 0.5%
312,500	IAC/InterActiveCorp*	5,456,250
Electric – Integrated – 2.8%
336,600	DPL, Inc.	8,542,908
83,500	PG&E Corp.#	3,217,255
160,000	PPL Corp.	7,513,600
275,000	Public Service Enterprise Group, Inc.	11,495,000
		30,768,763
Electronic Components – Miscellaneous – 0.6%
720,000	Vishay Intertechnology, Inc.*	6,458,400
Electronic Components – Semiconductors – 1.0%
180,900	QLogic Corp.*	3,408,156
294,600	Texas Instruments, Inc.	7,182,348
		10,590,504
Electronic Connectors – 1.5%
401,200	Thomas & Betts Corp.*	16,601,656
Electronic Measuring Instruments – 0.6%
191,600	Agilent Technologies, Inc.*	6,909,096
Electronic Parts Distributors – 0.4%
140,100	Avnet, Inc.*	3,819,126
Engineering – Research and Development Services – 1.3%
337,900	URS Corp.*	14,164,768
Finance – Investment Bankers/Brokers – 0.5%
195,700	Raymond James Financial, Inc.#	5,655,730
Food – Miscellaneous/Diversified – 1.3%
101,100	Kellogg Co.	5,364,366
160,200	Kraft Foods, Inc. – Class A	5,097,564
141,900	Unilever PLC (ADR)	3,886,641
		14,348,571
Food – Retail – 0.4%
140,000	Kroger Co.*	3,959,200
Forestry – 0.7%
142,200	Weyerhaeuser Co.*	7,602,012
Gas – Distribution – 0.5%
189,000	Southern Union Co.	4,936,680
Gold Mining – 0.4%
109,500	Goldcorp, Inc. (U.S. Shares)	4,089,825
Hotels and Motels – 0.4%
140,000	Starwood Hotels & Resorts Worldwide Inc.	4,800,600
Human Resources – 1.2%
122,900	Manpower, Inc.	5,899,200
267,100	Robert Half International, Inc.	6,754,959
		12,654,159

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2008

Shares/ Principal/Contract Amounts		Value

Instruments – Scientific – 2.2%
232,900	Applera Corp. – Applied Biosystems Group	$8,600,997
198,000	PerkinElmer, Inc.	5,761,800
149,300	Thermo Fisher Scientific, Inc.*	9,035,636
15,200	Varian, Inc.*	750,880
		24,149,313
Internet Infrastructure Equipment – 0.5%
219,900	Avocent Corp.*	5,229,222
Internet Telephony – 0.3%
150,000	J2 Global Communications, Inc.*	3,595,500
Investment Management and Advisory Services – 3.7%
330,000	AllianceBernstein Holding L.P.	17,143,500
70,000	Franklin Resources, Inc.	7,042,700
570,000	Invesco, Ltd. (U.S. Shares)	13,275,300
83,900	Legg Mason, Inc.	3,385,365
		40,846,865
Life and Health Insurance – 2.3%
94,100	AFLAC, Inc.	5,232,901
85,000	Lincoln National Corp.	4,054,500
419,401	Protective Life Corp.	15,081,660
		24,369,061
Machinery – Farm – 0.2%
26,800	Deere & Co.	1,880,288
Medical – Drugs – 1.5%
147,900	Endo Pharmaceuticals Holdings, Inc.*	3,423,885
200,000	Forest Laboratories, Inc.*	7,102,000
132,600	Wyeth	5,372,952
		15,898,837
Medical – Generic Drugs – 0.6%
96,100	Barr Pharmaceuticals, Inc.*	6,340,678
Medical – HMO – 0.9%
95,600	Coventry Health Care, Inc.*	3,381,372
225,600	Health Net, Inc.*	6,307,776
		9,689,148
Medical – Wholesale Drug Distributors – 1.2%
250,000	Cardinal Health, Inc.	13,432,500
Medical Instruments – 0.4%
87,600	St. Jude Medical, Inc.*	4,080,408
Medical Labs and Testing Services – 1.1%
180,000	Laboratory Corporation of America Holdings*,#	12,164,400
Medical Products – 1.5%
160,200	Covidien, Ltd.	7,888,248
119,200	Zimmer Holdings, Inc.*	8,214,072
		16,102,320
Metal – Aluminum – 0.8%
245,000	Alcoa, Inc.	8,268,750
Metal – Diversified – 0.2%
27,600	Freeport-McMoRan Copper & Gold Inc. – Class B	2,670,300
Metal Processors and Fabricators – 0.1%
14,900	Kaydon Corp.	706,558
Motorcycle and Motor Scooter Manufacturing – 0.6%
161,400	Harley-Davidson, Inc.#	6,107,376
Multi-Line Insurance – 1.7%
110,000	Allstate Corp.	5,084,200
150,000	Loews Corp.	6,684,000
679,200	Old Republic International Corp.	7,131,600
		18,899,800
Multimedia – 1.4%
208,900	McGraw-Hill Companies Inc.	8,495,963
231,000	Viacom, Inc. – Class B*	6,451,830
		14,947,793
Networking Products – 0.8%
176,400	Foundry Networks, Inc.*	3,076,416
236,800	Polycom Inc.*	5,588,480
		8,664,896
Non-Hazardous Waste Disposal – 1.1%
201,300	Republic Services, Inc.	6,542,250
143,200	Waste Management, Inc.	5,089,328
		11,631,578
Office Automation and Equipment – 0.9%
167,100	Pitney Bowes, Inc.	5,295,399
299,900	Xerox Corp.*	4,090,636
		9,386,035
Office Supplies and Forms – 0.8%
190,000	Avery Dennison, Corp.	8,361,900
Oil – Field Services – 0.6%
50,233	Transocean, Inc. (U.S. Shares)*	6,833,195
Oil and Gas Drilling – 0.5%
104,800	Noble Corp.	5,435,976
Oil Companies – Exploration and Production – 5.5%
180,000	Anadarko Petroleum Corp.	10,423,800
149,500	Bill Barrett Corp.*,#	6,150,430
65,000	Devon Energy Corp.	6,167,850
160,000	Equitable Resources, Inc.	8,360,000
171,000	Forest Oil Corp.*	9,752,130
62,300	Newfield Exploration Co.*	3,051,454
79,800	Noble Energy, Inc.	5,894,826
120,200	Sandridge Energy, Inc.*	5,876,578
129,000	Southwestern Energy Co.*	4,683,990
		60,361,058
Oil Comp-Integrated – 1.2%
39,100	Hess Corp.	3,964,740
181,900	Marathon Oil Corp.	8,998,593
		12,963,333
Oil Field Machinery and Equipment – 0.4%
57,600	National-Oilwell Varco, Inc.*	4,529,088
Oil Refining & Marketing – 1.8%
682,000	Frontier Oil Corp.	12,446,500
200,000	Valero Energy Corp.	6,682,000
		19,128,500
Paper and Related Products – 1.9%
101,600	Potlatch Corp.	4,731,512
126,700	Rayonier, Inc.	5,919,424
618,613	Temple-Inland, Inc.#	10,052,461
		20,703,397
Pharmacy Services – 0.4%
142,300	Omnicare, Inc.	4,189,312

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares/ Principal/Contract Amounts		Value

Pipelines – 2.1%
195,000	Kinder Morgan Energy Partners L.P.	$11,161,800
251,900	Plains All American Pipeline L.P.	11,605,033
		22,766,833
Property and Casualty Insurance – 1.1%
158,200	Mercury General Corp.	7,990,682
208,800	Progressive Corp.	4,228,200
		12,218,882
Reinsurance – 0.8%
2,300	Berkshire Hathaway, Inc. – Class B*	8,806,700
REIT – Apartments – 0.8%
40,000	Avalonbay Communities Inc.#	3,988,400
119,600	Equity Residential	5,163,132
		9,151,532
REIT – Diversified – 0.3%
87,700	Liberty Property Trust	3,192,280
REIT – Mortgage – 0.2%
111,800	Redwood Trust, Inc.#	2,440,594
REIT – Office Property – 1.1%
51,300	Alexandria Real Estate Equities, Inc.#	5,297,238
78,700	SL Green Realty Corp.#	6,558,858
		11,856,096
REIT – Regional Malls – 0.3%
61,700	Macerich Co.	3,413,861
REIT – Warehouse/Industry – 0.8%
102,100	AMB Property Corp.#	4,998,816
77,200	ProLogis	3,773,536
		8,772,352
Retail – Apparel and Shoe – 1.1%
660,000	American Eagle Outfitters, Inc.	9,240,000
189,300	Liz Claiborne, Inc.	2,474,151
9,700	Men’s Wearhouse Inc.*	193,127
		11,907,278
Retail – Auto Parts – 1.2%
156,700	Advance Auto Parts, Inc.*	6,438,803
240,000	O’Reilly Automotive Inc.*	6,129,600
		12,568,403
Retail – Drug Store – 0.8%
109,020	CVS/Caremark Corp.	3,979,230
149,700	Walgreen Co.	5,140,698
		9,119,928
Retail – Major Department Stores – 0.9%
308,000	J.C. Penney Company, Inc.	9,495,640
Retail – Office Supplies – 0.3%
145,100	Staples, Inc.	3,264,750
Retail – Regional Department Stores – 0.5%
273,300	Macy’s, Inc.	5,140,773
Retail – Restaurants – 0.4%
124,500	Darden Restaurants Inc.	4,054,965
Savings/Loan/Thrifts – 1.1%
722,100	People’s United Financial Inc.	12,261,258
Schools – 0.4%
69,500	Apollo Group, Inc. – Class A*	4,329,155
Semiconductor Components/Integrated Circuits – 0.6%
207,800	Analog Devices, Inc.	6,339,978
Semiconductor Equipment – 0.4%
117,300	Applied Materials Inc.	2,031,636
74,900	Lam Research Corp.*	2,463,461
		4,495,097
Super-Regional Banks-US – 0.9%
249,700	SunTrust Banks, Inc.#	10,252,682
Telecommunication Equipment – 0.5%
110,000	Harris Corp.	5,296,500
Telecommunication Services – 0.5%
108,100	Embarq Corp.	4,947,737
Telephone – Integrated – 0.9%
254,300	CenturyTel, Inc.	9,457,417
Tools – Hand Held – 0.3%
69,500	Stanley Works	3,091,360
Transportation – Railroad – 1.0%
104,800	Kansas City Southern*	5,764,000
63,000	Norfolk Southern Corp.	4,530,960
		10,294,960
X-Ray Equipment – 0.2%
112,800	Hologic, Inc.*	2,083,416

Total Common Stock (cost $994,048,964)		965,385,913

Purchased Options – Puts – 0.9%
1,170	iShares Russell Mid-Cap Value Index expires August 2008 exercise price $45.87**	445,770
2,859	iShares Russell Mid-Cap Value Index expires September 2008 exercise price $39.98	274,464
2,814	iShares Russell Mid-Cap Value Index expires October 2008 exercise price $40.96**	447,426
2,421	iShares Russell Mid-Cap Value Index expires October 2008 exercise price $45.10**	898,191
2,385	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $45.84**	1,056,555
2,340	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $45.87**	1,041,300
69,874	Midcap SPDR Trust Series 1 expires September 2008 exercise price $154.44**	736,472
224	Russell Mid-Cap Value Index expires September 2008 exercise price $957.00	646,060
110	Russell Mid-Cap Value Index expires September 2008 exercise price $1,010.00	600,050
113	Russell Mid-Cap Value Index expires October 2008 exercise price $938.00**	294,154
104	Russell Mid-Cap Value Index expires November 2008 exercise price $902.00**	296,305

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  11

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2008

Shares/ Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
107	Russell Mid-Cap Value Index expires November 2008 exercise price $1,018.33**	$845,477
216	S&P Mid-Cap 400 Index expires October 2008 exercise price $783.80**	557,690
148	S&P Mid-Cap 400 Index expires November 2008 exercise price $773.17**	435,554
148	S&P Mid-Cap 400 Index expires December 2008 exercise price $789.31	640,115

Total Purchased Options – Puts (premiums paid $8,767,302)		9,215,583

Repurchase Agreement – 10.1%
$109,200,000	Deutsche Bank Securities, Inc., 2.1000% dated 7/31/08, maturing 8/1/08 to be repurchased at $109,206,370 collateralized by 105,387,078 in U.S. Government Agencies 4.15% – 7.25%, 1/15/10 – 1/13/12 with a value of $111,384,167 (cost $109,200,000)	109,200,000

Other Securities – 7.8%
8,918,550	Allianz Dresdner Daily Asset Fund†	8,918,550
29,859,865	Repurchase Agreements†	29,859,865
	Time Deposits:
5,421,853	Abbey National Treasury Services, N.A. 2.15%, 8/1/08†	5,421,853
5,450,621	Calyon, N.A. 2.20%, 8/1/08†	5,450,621
5,450,621	Danske Bank A/S Cayman, N.A. 2.20%, 8/1/08†	5,450,621
242,147	DNB NorBank, N.A. 2.06%, 8/1/08†	242,147
5,450,621	Dexia Bank S.A. Brussels, N.A. 2.20%, 8/1/08†	5,450,621
5,450,621	ING Bank N.V. Amsterdam, N.A. 2.20%, 8/1/08†	5,450,621
5,450,621	Lloyd’s TSB Bank PLC London, N.A. 2.15%, 8/1/08†	5,450,621
5,450,621	Rabobank London, N.A. 2.18%, 8/1/08†	5,450,621
5,450,621	Svenska Handelsbanken, N.A. 2.18%, 8/1/08†	5,450,621
2,110,509	Wells Fargo Bank, N.A. 2.00%, 8/1/08†	2,110,509

Total Other Securities (cost $84,707,271)		84,707,271

Total Investments (total cost $1,196,723,537) – 108.0%		1,168,508,767

Liabilities, net of Cash, Receivables and Other Assets – (8.0)%		(86,995,050)

Net Assets – 100%		$1,081,513,717

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$30,498,868	2.6%
Canada	5,638,245	0.5%
Cayman Islands	12,269,171	1.0%
United Kingdom	3,886,641	0.3%
United States††	1,116,215,842	95.6%

Total	$1,168,508,767	100.0%

††	Includes Short-Term Securities and Other Securities (78.9% excluding Short-Term Securities and Other Securities).

Schedule of Written Options – Puts	Value

iShares Russell Mid-Cap Value Index expires October 2008 1407 contracts exercise price $36.78	$(80,199)
iShares Russell Mid-Cap Value Index expires October 2008 2,421 contracts exercise price $40.49	(346,203)
iShares Russell Mid-Cap Value Index expires November 2008 2340 contracts exercise price $41.19	(446,940)
iShares Russell Mid-Cap Value Index expires November 2008 2385 contracts exercise price $41.16	(453,150)
Midcap SPDR Trust Series 1 expires September 2008 69,874 contracts exercise price $138.68	(185,166)
Russell Mid-Cap Value Index expires October 2008 56 contracts exercise price $843.00	(38,457)
Russell Mid-Cap Value Index expires November 2008 107 contracts exercise price $914.42	(334,574)
Russell Mid-Cap Value Index expires November 2008 52 contracts exercise price $810.00	(53,696)
S&P Mid-Cap 400 Index expires October 2008 108 contracts exercise price $703.82	(84,367)
S&P Mid-Cap 400 Index expires November 2008 73 contracts exercise price $694.28	(82,310)
S&P Mid-Cap 400 Index expires December 2008 74 contracts exercise price $708.77	(129,929)

Total Written Options- Puts
(Premiums received $1,805,258)	$(2,234,991)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  July 31, 2008

Janus Adviser Small Company Value Fund (unaudited)

Fund Snapshot
This fund searches for small, out of favor companies misunderstood by the broader investment community.

Jakob Holm
portfolio manager

Performance Overview

Janus Adviser Small Company Value Fund’s Class S Shares returned -12.35% for the 12-month period ended July 31, 2008, while the Fund’s benchmark, the Russell 2000® Value Index, returned -9.95%.

While the performance of both the Fund and its benchmark was negative, we do not think the numbers quite illustrate the violent nature of the bear market into which we have plunged. Intra-day swings of three to four percent have been common; while rallies and sell-offs of ten to fifteen percent in a month have occurred. In the end, small cap stocks have found themselves embroiled in a losing battle with the equity bear since last summer when the credit crisis erupted.

Market Outlook

The list of issues weighing on the mind of equity investors is long and substantial, but essentially falls into a few main categories: the credit crisis, the financial health of the U.S. consumer, and inflation.

The credit crisis started as the housing bubble burst, but has since evolved into a much broader crisis affecting our financial institutions. The whispers of the possibility of a systemic collapse drove wild swings in the stock prices of financial stocks. Worries about declining real estate values, bad loans in every lending category, exposure to credit default swaps (CDS) and collateralized debt obligations (CDOs) all revolved around capital adequacy. As a result, financial stocks have been bearing the brunt of this downturn in the stock market. We continued to dig through the rubble of our financial institutions, looking for values. We do not profess to know when the credit crisis will have run its course (and it could certainly last for a while longer) but in our view an increasing number of financial stocks have recently traded at interesting valuation levels.

The financial health of the U.S. consumer remains another key topic. Roughly two thirds of the U.S. Gross Domestic Product is driven from consumer spending, and the battered American consumer has not been in great shape. Declining real estate values have caused foreclosures for a record number of homeowners while many more are delinquent and could lose their homes in the coming months. Banks and other financial institutions have predictably tightened lending standards further limiting access to credit. In addition, rapidly rising energy and commodity prices have quickly usurped any extra cash the consumer may have had whether it came from regular income or tax rebate checks. As if these pressures were not enough, consumers now have to worry about job security as U.S. companies have trimmed their payrolls at a collective pace of roughly 400,000 jobs per month. Consumer confidence has tumbled to very low levels in recent months.

Ben Bernanke and his fellow central bankers are now faced with the dilemma of having to balance economic growth and stability of the financial markets against the threat of inflation seeping back into the U.S. economy. The Federal Reserve (Fed) appears to have ended the campaign for lower rates, and has talked about possibly raising rates to contain inflationary pressures. However, it seems likely in this weak economic environment that the Fed may opt to keep rates unchanged rather than risk sending the economy into a tail spin. However, continued growth in a number of developing countries has led to substantial increases in commodity prices, and the Fed has expressed concerns that these increases will eventually result in inflation in the U.S.

Bottom Performers

The worst contributor to the Fund’s performance was Deluxe Corp., which declined approximately 61% during the period. Deluxe Corp. is a printing company generating most of its revenue from printing checks and related matters. It also prints other forms for small businesses. The company has experienced little growth in its overall business but has generated a large amount of free cash flow, and has started to reinvest some of this cash into its growing business and has made some accretive acquisition. We continue to believe the company is cheap given the amount of free cash flow produced every year.

RTI International Metals was another poor performer, declining nearly 66% in the past year. RTI manufactures and distributes titanium and titanium products. The industry has been increasing capacity in advance of the Boeing 787 Dreamliner and the Airbus A380 aircrafts, which both utilize substantially more titanium than previous aircrafts. However, continued delays of the Boeing 787 and the Airbus A380, coupled with fears of slowing demand for aircrafts in general, have led to declining prices for titanium, which in turn has weighed on RTI’s financial results. We added to the stock in the portfolio at period end, due to our view of its low valuation.

Janus Adviser Series  July 31, 2008  13

Janus Adviser Small Company Value Fund (unaudited)

Top Performers

Forest Oil is a domestic exploration and production company focused mostly on natural gas. The company’s financial results have benefited from the rapid supply increase in natural gas, which has increased roughly 50% since a year ago. In addition, Forest has been exploring for gas and oil in several shales across the U.S., including the Haynesville Shale, the Barnett Shale, and the Utica Shale. We believe these hold the promise of increasing the company’s proven reserves. The stock increased nearly 41% during the past twelve months.

FTI Consulting provides advice to companies relating to restructurings, reorganizations and forensic accounting. The company has delivered stellar results and has benefited from other companies’ troubles whether self-inflicted or brought on by a challenging economic climate. However, in our view the valuation fully reflected these great business trends at FTI Consulting, and as a result we opted to sell our entire stake in FTI Consulting following an almost 53% gain in the past year.

Outlook

Bleak the current economic conditions may appear with declining real estate value, a pinched U.S. consumer and turmoil buffeting the financial markets worldwide, but the result has been lower valuations for a number of sectors. The U.S. equity market has experienced a very high level of dispersion where only energy and materials stocks have delivered meaningfully positive returns in the last year. Whether this dispersion will last another month or another year, we do not know, but with quite regular frequency valuations have historically returned to their longer term mean. At the opposite end of the valuation and performance spectrum, we have found financial, consumer discretionary, and information technology stocks. Many of these companies have seen their stocks decline substantially over the past twelve months. As value investors, we are spending the majority of our time rummaging through the financial wreckage, hoping to uncover stocks whose valuation does not square with its business prospects.

Thank you for your investment in Janus Adviser Small Company Value Fund.

Janus Adviser Small Company Value Fund At A Glance

5 Top Performers – Holdings

Contribution

FTI Consulting, Inc.	0.97%
Forest Oil Corp.	0.92%
FMC Corp.	0.81%
Golden Telecom, Inc.	0.79%
Old Dominion Freight Line, Inc.	0.75%
5 Bottom Performers – Holdings

Contribution

Deluxe Corp.	-1.56%
RTI International Metals, Inc.	-1.43%
Cenveo, Inc.	-1.19%
Consolidated Graphics, Inc.	-0.98%
East West Bancorp, Inc.	-0.97%

5 Top Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	1.44%	8.40%	6.43%
Health Care	0.82%	2.46%	5.48%
Telecommunications Services	0.79%	0.72%	1.45%
Materials	0.38%	5.81%	7.13%
Utilities	0.33%	3.85%	5.68%

5 Bottom Performers – Sectors

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	-4.56%	13.63%	11.68%
Financials	-4.31%	25.17%	32.47%
Industrials	-3.91%	23.83%	13.23%
Information Technology	-1.94%	13.63%	12.70%
Consumer Staples	-0.03%	2.50%	3.75%

14  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Arris Group, Inc. Telecommunication Equipment	2.9%
Microsemi Corp. Electronic Components – Semiconductors	2.9%
Jarden Corp. Consumer Products – Miscellaneous	2.6%
FMC Corp. Chemicals – Diversified	2.2%
GATX Corp. Transportation – Equipment and Leasing	2.1%

12.7%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  15

Janus Adviser Small Company Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008				Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Small Company Value Fund – Class A Shares

NAV	–12.08%	8.86%	7.83%	1.47%	1.29%(a)

MOP	–17.15%	7.62%	6.83%

Janus Adviser Small Company Value Fund – Class C Shares

NAV	–12.78%	8.32%	7.42%	2.38%	2.02%(a)

CDSC	–13.61%	8.32%	7.42%

Janus Adviser Small Company Value Fund – Class I Shares	–11.84%	8.86%	7.86%	1.32%	1.01%(b)

Janus Adviser Small Company Value Fund – Class R Shares	–12.52%	8.38%	7.38%	2.08%	1.76%(c)

Janus Adviser Small Company Value Fund – Class S Shares	–12.35%	8.86%	7.86%	1.82%	1.52%(c)

Russell 2000® Value Index	–9.95%	10.05%	7.64%

Lipper Quartile – Class S Shares	3rd	3rd	1st

Lipper Ranking – Class S Shares based on total returns for Small-Cap Core Funds	479/790	289/494	104/417

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

16  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) commenced operations on April 21, 2003 after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II — Investor Shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund’s Class C Shares commenced operations on April 21, 2003. The performance shown for Class C Shares reflects the performance of the Fund’s Class C Shares from April 21, 2003 through the most recent period shown, and the historical performance of the predecessor fund for the periods prior to April 21, 2003. The performance information prior to April 21, 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II – Investor Shares. All performance shown has been restated based on Class I Shares’ higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical from the historical performance of Berger Small Cap Value Fund II – Investor Shares. All performance shown has been restated based on Class R Shares’ higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – March 28, 2002

Janus Adviser Series  July 31, 2008  17

Janus Adviser Small Company Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$962.90	$6.10

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$959.40	$9.79

Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$964.40	$5.03

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$960.20	$8.53

Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$961.20	$7.31

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 2.01% for Class C Shares, 1.03% for Class I Shares, 1.75% for Class R Shares and 1.50% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

18  Janus Adviser Series  July 31, 2008

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 91.6%
Advanced Materials/Products – 1.5%
14,880	Ceradyne, Inc.*	$689,688
Building – Mobile Home and Manufactured Homes – 0.9%
20,450	Thor Industries, Inc.	401,229
Building and Construction – Miscellaneous – 0.9%
26,562	Dycom Industries, Inc.*	421,539
Chemicals – Diversified – 2.2%
13,140	FMC Corp.	977,222
Collectibles – 1.5%
28,955	RC2 Corp.*	664,807
Commercial Banks – 7.1%
10,717	BancFirst Corp.	506,378
46,215	Cascade Bancorp	345,226
52,310	CoBiz Financial, Inc.	502,699
2,458	First Citizens BancShares, Inc. – Class A	347,807
15,721	Simmons First National Corp. – Class A	467,700
24,709	TriCo Bancshares	372,612
12,206	UMB Financial Corp.	672,183
		3,214,605
Commercial Services – 1.8%
26,925	Steiner Leisure Limited*	831,983
Commercial Services – Finance – 1.2%
36,795	Deluxe Corp.	526,169
Computer Services – 0.7%
7,050	CACI International, Inc.*	316,968
Consumer Products – Miscellaneous – 2.6%
49,490	Jarden Corp.*	1,189,245
Containers – Metal and Glass – 0.7%
8,045	Owens-Illinois, Inc.*	339,821
Diversified Operations – 2.8%
18,065	Barnes Group, Inc.	408,088
21,568	Crane Co.	765,664
553,794	Polytec Asset Holdings, Ltd.	104,800
		1,278,552
Electric – Integrated – 2.6%
16,796	ALLETE, Inc.	714,838
10,730	Otter Tail Corp.	486,498
		1,201,336
Electronic Components – Semiconductors – 2.9%
50,240	Microsemi Corp.*	1,304,230
Enterprise Software/Services – 1.1%
29,955	Omnicell, Inc.*	486,769
Finance – Consumer Loans – 1.6%
66,396	Nelnet, Inc. – Class A	715,749
Finance – Investment Bankers/Brokers – 0.6%
10,030	Raymond James Financial, Inc.	289,867
Firearms and Ammunition – 2.3%
151,070	Smith & Wesson Holding Corp.*	678,304
63,750	Sturm Ruger and Company, Inc.*	385,688
		1,063,992
Food – Retail – 2.0%
13,406	Ruddick Corp.	415,050
12,779	Weis Markets, Inc.	485,474
		900,524
Footwear and Related Apparel – 2.8%
31,265	Skechers U.S.A., Inc. – Class A*	590,909
26,185	Wolverine World Wide, Inc.	699,925
		1,290,834
Gas – Distribution – 1.1%
7,782	Atmos Energy Corp.	205,990
10,258	Piedmont Natural Gas Company, Inc.	274,709
		480,699
Hazardous Waste Disposal – 1.5%
35,605	Newalta Income Fund	663,268
Human Resources – 1.7%
33,325	Resources Connection, Inc.*	771,141
Internet Applications Software – 0.8%
24,404	Interwoven, Inc.*	343,608
Internet Incubators – 0.5%
175,109	Safeguard Scientifics, Inc.*	236,397
Investment Companies – 1.0%
45,380	Hercules Technology Growth Capital, Inc.	451,531
Investment Management and Advisory Services – 0.5%
10,355	National Financial Partners Corp.	215,902
Machinery – Electrical – 1.1%
12,255	Regal-Beloit Corp.	511,646
Machinery – General Industrial – 2.0%
33,649	Applied Industrial Technologies, Inc.	899,101
Medical – Outpatient and Home Medical Care – 1.2%
19,570	LHC Group LLC*	548,351
Medical Instruments – 1.5%
22,926	CONMED Corp.*	696,721
Miscellaneous Manufacturing – 0.5%
5,870	FreightCar America, Inc.	223,588
Multi-Line Insurance – 1.3%
20,291	American Financial Group, Inc.	587,830
Non-Ferrous Metals – 0.8%
13,689	RTI International Metals, Inc.*	373,162
Oil – Field Services – 0.9%
20,660	TETRA Technologies, Inc.*	391,094
Oil and Gas Drilling – 1.2%
11,926	Atwood Oceanics, Inc.*	547,523
Oil Companies – Exploration and Production – 4.0%
9,620	Forest Oil Corp.*	548,629
24,108	Mariner Energy, Inc.*	637,897
14,555	St. Mary Land & Exploration Co.	619,461
		1,805,987
Paper and Related Products – 1.3%
36,560	Temple-Inland, Inc.	594,100
Printing – Commercial – 2.3%
56,016	Cenveo, Inc.*	517,588
16,082	Consolidated Graphics, Inc.*	538,747
		1,056,335

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  19

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Real Estate Management/Services – 0.4%
4,740	Jones Lang LaSalle, Inc.	$225,814
Recreational Vehicles – 0.5%
5,906	Polaris Industries, Inc.	252,777
REIT – Diversified – 2.1%
65,632	CapLease, Inc.	513,242
9,945	Digital Realty Trust, Inc.	426,740
		939,982
REIT – Health Care – 1.3%
15,505	Nationwide Health Properties, Inc.	575,391
REIT – Office Property – 2.0%
5,539	Alexandria Real Estate Equities, Inc.	571,957
7,600	Kilroy Realty Corp.	348,156
		920,113
REIT – Regional Malls – 1.8%
17,109	Taubman Centers, Inc.	821,232
REIT – Shopping Centers – 1.0%
19,670	Acadia Realty Trust	446,312
REIT – Warehouse/Industrial – 0.9%
24,570	First Potomac Realty Trust	390,172
Resorts and Theme Parks – 1.5%
17,040	Vail Resorts, Inc.*	688,075
Retail – Apparel and Shoe – 2.4%
31,815	BEBE Stores, Inc.	329,922
20,240	Gymboree Corp.*	756,976
		1,086,898
Semiconductor Components/Integrated Circuits – 1.5%
192,865	Atmel Corp.*	680,813
Telecommunication Equipment – 2.9%
136,570	Arris Group, Inc.*	1,306,975
Transportation – Equipment and Leasing – 2.1%
21,262	GATX Corp.	966,783
Transportation – Marine – 1.8%
67,500	Horizon Lines, Inc. – Class A*	796,500
Transportation – Truck – 2.1%
25,772	Old Dominion Freight Line, Inc.*	945,832
Water – 0.9%
11,730	American States Water Co.	423,688
Wire and Cable Products – 1.4%
16,720	Belden, Inc.	617,302

Total Common Stock (cost $42,844,934)		41,587,772

Money Markets – 5.9%
679,008	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	679,008
2,014,112	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	2,014,112

Total Money Markets (cost $2,693,120)		2,693,120

Total Investments (total cost $45,538,054) – 97.5%		44,280,892

Cash, Receivables and Other Assets, net of Liabilities – 2.5%		1,120,412

Net Assets – 100%		$45,401,304

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bahamas	$831,983	1.9%
Canada	663,268	1.5%
Cayman Islands	104,800	0.2%
United States††	42,680,841	96.4%

Total	$44,280,892	100.0%

††	Includes Short-Term Securities (90.3% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

20  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  21

Statements of Assets and Liabilities

		Janus Adviser
	Janus Adviser	Small
As of July 31, 2008	Mid Cap	Company
(all numbers in thousands except net asset value per share)	Value Fund	Value Fund

Assets:
Investments at cost(1)	$1,196,724	$45,538
Unaffiliated investments at value(1)	$1,168,509	$41,588
Affiliated money market investments	–	$2,693
Cash	866	70
Receivables:
Investments sold	16,411	1,247
Fund shares sold	17,632	82
Dividends	1,527	25
Interest	59	5
Due from adviser	–	49
Non-interested Trustees’ deferred compensation	21	1
Other assets	1	–
Total Assets	1,205,026	45,760
Liabilities:
Payables:
Options written, at value(2)	2,235	–
Collateral for securities loaned (Note 1)	84,707	–
Investments purchased	34,212	–
Fund shares repurchased	1,380	284
Dividends	3	–
Advisory fees	601	27
Transfer agent fees and expenses	32	4
Administrative services fees – Class R Shares	4	1
Administrative services fees – Class S Shares	31	5
Distribution fees – Class A Shares	100	2
Distribution fees – Class C Shares	45	2
Distribution fees – Class R Shares	7	2
Distribution fees – Class S Shares	31	5
Networking fees – Class A Shares	73	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	6	–
Non-interested Trustees’ deferred compensation fees	21	1
Accrued expenses and other payables	24	26
Total Liabilities	123,512	359
Net Assets	$1,081,514	$45,401
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,081,839	$45,923
Undistributed net investment income/(loss)*	4,125	90
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	24,193	645
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,643)	(1,257)
Total Net Assets	$1,081,514	$45,401
Net Assets – Class A Shares	$496,722	$10,519
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,883	779
Net Asset Value Per Share(3)	$17.81	$13.51
Maximum Offering Price Per Share(4)	$18.90	$14.33
Net Assets – Class C Shares	$57,206	$2,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,268	164
Net Asset Value Per Share(3)	$17.50	$13.01
Net Assets – Class I Shares	$356,482	$2,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,051	165
Net Asset Value Per Share	$17.78	$13.56
Net Assets – Class R Shares	$17,816	$4,509
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,006	340
Net Asset Value Per Share	$17.71	$13.26
Net Assets – Class S Shares	$153,288	$26,000
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,623	1,941
Net Asset Value Per Share	$17.78	$13.39

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $82,002,094 of securities loaned for Janus Adviser Mid Cap Value Fund.
(2)	Includes premiums of $1,805,258 for Janus Adviser Mid Cap Value Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

22  Janus Adviser Series  July 31, 2008

Statements of Operations

		Janus Adviser
	Janus Adviser	Small
For the fiscal year ended July 31, 2008	Mid Cap	Company
(all numbers in thousands)	Value Fund	Value Fund

Investment Income:
Interest	$948	$1
Securities lending income	442	–
Dividends	20,614	784
Dividends from affiliates	957	85
Foreign tax withheld	(14)	(8)
Total Investment Income	22,947	862
Expenses:
Advisory fees	6,110	355
Transfer agent expenses	172	16
Registration fees	93	82
Custodian fees	30	6
Professional fees	40	28
Non-interested Trustees’ fees and expenses	23	4
Distribution fees – Class A Shares	1,034	27
Distribution fees – Class C Shares	491	25
Distribution fees – Class R Shares	37	25
Distribution fees – Class S Shares	273	74
Administrative services fees – Class R Shares	18	13
Administrative services fees – Class S Shares	273	74
Networking fees – Class A Shares	534	33
Networking fees – Class C Shares	55	6
Networking fees – Class I Shares	2	–
Printing Expense	58	57
Other expenses	57	45
Non-recurring costs (Note 2)	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	9,300	870
Expense and Fee Offset	(27)	(2)
Net Expenses	9,273	868
Less: Excess Expense Reimbursement	(783)	(148)
Net Expenses after Expense Reimbursement	8,490	720
Net Investment Income/(Loss)	14,457	142
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	26,737	1,113
Net realized gain/(loss) from options contracts	(2,313)	(14)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation	(60,054)	(7,583)
Net Gain/(Loss) on Investments	(35,630)	(6,484)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(21,173)	$(6,342)

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  23

Statements of Changes in Net Assets

	Janus Adviser		Janus Adviser
	Mid		Small
	Cap		Company
For the fiscal year ended July 31	Value Fund		Value Fund
(all numbers in thousands)	2008	2007	2008	2007

Operations:
Net investment income/(loss)	$14,457	$6,068	$142	$(98)
Net realized gain/(loss) from investment and foreign currency transactions	26,737	32,826	1,113	2,328
Net realized gain/(loss) from futures contracts	–	93	–	–
Net realized gain/(loss) from options contracts	(2,313)	(37)	(14)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(60,054)	23,085	(7,583)	142
Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,173)	62,035	(6,342)	2,372
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(4,998)	(2,402)	(16)	–
Class C Shares	(248)	(149)	–	–
Class I Shares	(4,148)	(787)	(1)	–
Class R Shares	(43)	(15)	–	–
Class S Shares	(991)	(718)	(1)	–
Net realized gain from investment transactions*
Class A Shares	(16,350)	(3,141)	(540)	(15)
Class C Shares	(2,017)	(478)	(125)	(40)
Class I Shares	(11,528)	(822)	(22)	(11)
Class R Shares	(190)	(29)	(253)	(147)
Class S Shares	(4,090)	(1,124)	(1,387)	(761)
Net Decrease from Dividends and Distributions	(44,603)	(9,665)	(2,345)	(974)
Capital Share Transactions:
Shares sold
Class A Shares	240,105	140,287	12,056	6,691
Class C Shares	24,377	17,065	1,145	2,144
Class I Shares	179,537	229,255	1,922	375
Class R Shares	17,261	3,209	2,584	2,340
Class S Shares	117,406	64,986	13,389	22,797
Reinvested dividends and distributions
Class A Shares	20,613	5,380	282	8
Class C Shares	1,204	341	89	26
Class I Shares	13,089	1,015	22	11
Class R Shares	205	37	222	144
Class S Shares	4,782	1,746	1,365	741
Shares repurchased
Class A Shares	(72,796)	(32,418)	(6,040)	(351)
Class C Shares	(11,329)	(6,168)	(1,105)	(653)
Class I Shares	(45,308)	(24,038)	(238)	(181)
Class R Shares	(2,892)	(1,738)	(2,461)	(1,395)
Class S Shares	(64,647)	(49,352)	(17,306)	(19,025)
Net Increase/(Decrease) from Capital Share Transactions	421,607	349,607	5,926	13,672
Net Increase/(Decrease) in Net Assets	355,831	401,977	(2,761)	15,070
Net Assets:
Beginning of period	725,683	323,706	48,162	33,092
End of period	$1,081,514	$725,683	$45,401	$48,162

Undistributed net investment income/(loss)*	$4,125	$2,726	$90	$(40)

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

24  Janus Adviser Series  July 31, 2008

Financial Highlights

Class A Shares

	Janus Adviser Mid Cap Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$19.15	$16.57	$16.09	$14.25
Income from Investment Operations:
Net investment income/(loss)	.23	.18	.23	.03
Net gain/(loss) on securities (both realized and unrealized)	(.53)	2.80	.83	2.54
Total from Investment Operations	(.30)	2.98	1.06	2.57
Less Distributions:
Dividends (from net investment income)*	(.24)	(.17)	(.15)	(.01)
Distributions (from capital gains)*	(.79)	(.23)	(.43)	(.72)
Total Distributions	(1.03)	(.40)	(.58)	(.73)
Net Asset Value, End of Period	$17.81	$19.15	$16.57	$16.09
Total Return**	(1.67)%	18.15%	6.71%	18.50%
Net Assets, End of Period (in thousands)	$496,722	$339,677	$192,348	$25,884
Average Net Assets for the Period (in thousands)	$413,535	$274,451	$106,914	$6,677
Ratio of Gross Expenses to Average Net Assets***(2)	0.99%	0.92%	0.99%	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%	0.92%	0.99%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.67%	1.35%	1.60%	0.49%
Portfolio Turnover Rate***	81%	79%	67%	71%

	Janus Adviser Small Company Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$16.16	$14.81	$14.68	$12.94
Income from Investment Operations:
Net investment income/(loss)	.08	(.02)	–	.01
Net gain/(loss) on securities (both realized and unrealized)	(1.98)	1.90	.62	2.53
Total from Investment Operations	(1.90)	1.88	.62	2.54
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–	–
Distributions (from capital gains)*	(.73)	(.53)	(.49)	(.80)
Total Distributions	(.75)	(.53)	(.49)	(.80)
Net Asset Value, End of Period	$13.51	$16.16	$14.81	$14.68
Total Return**	(12.08)%	12.70%	4.47%	20.26%
Net Assets, End of Period (in thousands)	$10,519	$6,299	$361	$18
Average Net Assets for the Period (in thousands)	$10,705	$862	$147	$13
Ratio of Gross Expenses to Average Net Assets***(2)	1.25%	1.28%	1.46%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.25%	1.25%	1.44%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.53%	(0.64)%	(0.30)%	(0.12)%
Portfolio Turnover Rate***	53%	71%	53%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  25

Financial Highlights (continued)

Class C Shares

	Janus Adviser Mid Cap Value Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005(1)	2004(1)

Net Asset Value, Beginning of Period	$18.83	$16.33	$15.92	$13.82	$11.39
Income from Investment Operations:
Net investment income/(loss)	.11	.06	.14	.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.55)	2.74	.78	2.81	2.68
Total from Investment Operations	(.44)	2.80	.92	2.82	2.67
Less Distributions:
Dividends (from net investment income)*	(.10)	(.07)	(.08)	–	–
Distributions (from capital gains)*	(.79)	(.23)	(.43)	(.72)	(.24)
Total Distributions	(.89)	(.30)	(.51)	(.72)	(.24)
Net Asset Value, End of Period	$17.50	$18.83	$16.33	$15.92	$13.82
Total Return	(2.42)%	17.24%	5.92%	20.84%	23.59%
Net Assets, End of Period (in thousands)	$57,206	$46,695	$30,422	$9,700	$1,868
Average Net Assets for the Period (in thousands)	$49,087	$39,979	$20,534	$4,035	$817
Ratio of Gross Expenses to Average Net Assets(2)	1.74%	1.72%	1.74%	1.74%	1.86%
Ratio of Net Expenses to Average Net Assets(2)	1.74%	1.72%	1.74%	1.74%	1.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.95%	0.56%	0.90%	(0.24)%	(0.38)%
Portfolio Turnover Rate	81%	79%	67%	71%	63%

	Janus Adviser Small Company Value Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005	2004(1)

Net Asset Value, Beginning of Period	$15.69	$14.49	$14.48	$12.21	$10.56
Income from Investment Operations:
Net investment income/(loss)	(.03)	.01	(.05)	(.04)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(1.92)	1.72	.55	3.11	1.83
Total from Investment Operations	(1.95)	1.73	.50	3.07	1.80
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.73)	(.53)	(.49)	(.80)	(.15)
Total Distributions	(.73)	(.53)	(.49)	(.80)	(.15)
Net Asset Value, End of Period	$13.01	$15.69	$14.49	$14.48	$12.21
Total Return	(12.78)%	11.93%	3.68%	25.78%	17.10%
Net Assets, End of Period (in thousands)	$2,136	$2,480	$937	$762	$357
Average Net Assets for the Period (in thousands)	$2,499	$1,623	$868	$512	$191
Ratio of Gross Expenses to Average Net Assets(2)	2.00%	2.01%	2.22%	2.25%	2.25%
Ratio of Net Expenses to Average Net Assets(2)	2.00%	2.00%	2.22%	2.24%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.21)%	(0.77)%	(0.94)%	(0.73)%	(0.74)%
Portfolio Turnover Rate	53%	71%	53%	45%	67%

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

26  Janus Adviser Series  July 31, 2008

Class I Shares

	Janus Adviser Mid Cap Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$19.11	$16.53	$16.27
Income from Investment Operations:
Net investment income/(loss)	.30	.18	.22
Net gain/(loss) on securities (both realized and unrealized)	(.55)	2.85	.63
Total from Investment Operations	(.25)	3.03	.85
Less Distributions:
Dividends (from net investment income)*	(.29)	(.22)	(.16)
Distributions (from capital gains)*	(.79)	(.23)	(.43)
Total Distributions	(1.08)	(.45)	(.59)
Net Asset Value, End of Period	$17.78	$19.11	$16.53
Total Return**	(1.39)%	18.48%	5.40%
Net Assets, End of Period (in thousands)	$356,482	$231,301	$24,836
Average Net Assets for the Period (in thousands)	$281,145	$72,657	$11,613
Ratio of Gross Expenses to Average Net Assets***(2)	0.74%	0.65%	0.75%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	0.65%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.94%	1.45%	1.28%
Portfolio Turnover Rate***	81%	79%	67%

	Janus Adviser Small Company Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$16.19	$14.80	$14.05
Income from Investment Operations:
Net investment income/(loss)	–	.05	.02
Net gain/(loss) on securities (both realized and unrealized)	(1.86)	1.87	1.22
Total from Investment Operations	(1.86)	1.92	1.24
Less Distributions:
Dividends (from net investment income)*	(.04)	–	–
Distributions (from capital gains)*	(0.73)	(.53)	(.49)
Total Distributions	(0.77)	(.53)	(.49)
Net Asset Value, End of Period	$13.56	$16.19	$14.80
Total Return**	(11.84)%	12.99%	9.09%
Net Assets, End of Period (in thousands)	$2,237	$484	$255
Average Net Assets for the Period (in thousands)	$576	$409	$103
Ratio of Gross Expenses to Average Net Assets***(2)	1.02%	1.00%	1.19%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%	0.26%	(0.21)%
Portfolio Turnover Rate***	53%	71%	53%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  27

Financial Highlights (continued)

Class R Shares

	Janus Adviser Mid Cap Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$19.08	$16.54	$16.04	$14.25
Income from Investment Operations:
Net investment income/(loss)	.16	.09	.11	.01
Net gain/(loss) on securities (both realized and unrealized)	(.55)	2.80	.86	2.50
Total from Investment Operations	(.39)	2.89	.97	2.51
Less Distributions:
Dividends (from net investment income)*	(.18)	(.12)	(.04)	–
Distributions (from capital gains)*	(.79)	(.23)	(.43)	(.72)
Total Distributions	(.97)	(.35)	(.47)	(.72)
Net Asset Value, End of Period	$17.71	$19.08	$16.54	$16.04
Total Return**	(2.16)%	17.59%	6.19%	18.04%
Net Assets, End of Period (in thousands)	$17,816	$3,721	$1,919	$687
Average Net Assets for the Period (in thousands)	$7,315	$2,635	$1,030	$437
Ratio of Gross Expenses to Average Net Assets***(2)	1.50%	1.41%	1.50%	1.49%
Ratio of Net Expenses to Average Net Assets***(2)	1.49%	1.40%	1.49%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.03%	0.80%	1.04%	0.06%
Portfolio Turnover Rate***	81%	79%	67%	71%

	Janus Adviser Small Company Value Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$15.93	$14.68	$14.63	$12.94
Income from Investment Operations:
Net investment income/(loss)	0.01	(.04)	(.02)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(1.95)	1.82	.56	2.50
Total from Investment Operations	(1.94)	1.78	.54	2.49
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(0.73)	(.53)	(.49)	(.80)
Total Distributions	(0.73)	(.53)	(.49)	(.80)
Net Asset Value, End of Period	$13.26	$15.93	$14.68	$14.63
Total Return**	(12.52)%	12.12%	3.92%	19.85%
Net Assets, End of Period (in thousands)	$4,509	$5,118	$3,720	$2,341
Average Net Assets for the Period (in thousands)	$5,096	$4,623	$2,918	$14
Ratio of Gross Expenses to Average Net Assets***(2)	1.75%	1.75%	1.97%	3.05%
Ratio of Net Expenses to Average Net Assets***(2)	1.75%	1.75%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	(0.48)%	(0.70)%	(11.56)%
Portfolio Turnover Rate***	53%	71%	53%	45%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

28  Janus Adviser Series  July 31, 2008

Class S Shares

	Janus Adviser Mid Cap Value Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.11	$16.54	$16.05	$13.89	$11.42
Income from Investment Operations:
Net investment income/(loss)	.17	.15	.19	.03	.01
Net gain/(loss) on securities (both realized and unrealized)	(.52)	2.80	.83	2.86	2.71
Total from Investment Operations	(.35)	2.95	1.02	2.89	2.72
Less Distributions:
Dividends (from net investment income)*	(.19)	(.15)	(.10)	(.01)	(.01)
Distributions (from capital gains)*	(.79)	(.23)	(.43)	(.72)	(.24)
Total Distributions	(.98)	(.38)	(.53)	(.73)	(.25)
Net Asset Value, End of Period	$17.78	$19.11	$16.54	$16.05	$13.89
Total Return	(1.89)%	17.93%	6.47%	21.25%	23.93%
Net Assets, End of Period (in thousands)	$153,288	$104,289	$74,181	$42,637	$24,019
Average Net Assets for the Period (in thousands)	$109,060	$95,739	$57,475	$34,847	$14,917
Ratio of Gross Expenses to Average Net Assets(1)	1.24%	1.15%	1.24%	1.24%	1.36%
Ratio of Net Expenses to Average Net Assets(1)	1.24%	1.15%	1.24%	1.24%	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.43%	1.12%	1.43%	0.28%	0.15%
Portfolio Turnover Rate	81%	79%	67%	71%	63%

	Janus Adviser Small Company Value Fund
For a share outstanding during each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.05	$14.74	$14.66	$12.29	$10.57
Income from Investment Operations:
Net investment income/(loss)	.05	(.01)	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(1.98)	1.85	.57	3.17	1.87
Total from Investment Operations	(1.93)	1.84	.57	3.17	1.87
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(.73)	(.53)	(.49)	(.80)	(.15)
Total Distributions	(.73)	(.53)	(.49)	(.80)	(.15)
Net Asset Value, End of Period	$13.39	$16.05	$14.74	$14.66	$12.29
Total Return	(12.35)%	12.49%	4.12%	26.45%	17.75%
Net Assets, End of Period (in thousands)	$26,000	$33,781	$27,819	$22,472	$14,889
Average Net Assets for the Period (in thousands)	$29,408	$27,096	$21,523	$18,976	$14,438
Ratio of Gross Expenses to Average Net Assets(1)	1.50%	1.51%	1.73%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets(1)	1.50%	1.50%	1.72%	1.74%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.29%	(0.22)%	(0.43)%	(0.20)%	(0.19)%
Portfolio Turnover Rate	53%	71%	53%	45%	67%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  29

Notes to Schedules of Investments

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at July 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2008 is noted below.

Fund	Aggregate Value

Janus Adviser Mid Cap Value Fund	$5,812,200

30  Janus Adviser Series  July 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security

Janus Adviser Series  July 31, 2008  31

Notes to Financial Statements (continued)

trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2008, the following Fund had on loan securities valued as indicated:

Value at
Fund	July 31, 2008

Value
Janus Adviser Mid Cap Value Fund	$82,002,094

As of July 31, 2008, the following Fund received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	July 31, 2008

Value
Janus Adviser Mid Cap Value Fund	$84,707,271

As of July 31, 2008, all cash collateral received by the following Fund was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Fund	Time Deposits

Value
Janus Adviser Mid Cap Value Fund	$45,928,856

Repurchase
Fund	Agreements

Value
Janus Adviser Mid Cap Value Fund	$29,859,865

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of

32  Janus Adviser Series  July 31, 2008

Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Additionally, the Funds may invest in total return swaps. Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of

Janus Adviser Series  July 31, 2008  33

Notes to Financial Statements (continued)

an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended July 31, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Value
Janus Adviser Mid Cap Value Fund	$(241,416)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any options purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended July 31, 2008 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Mid Cap Value Fund
Options outstanding at July 31, 2007	–	$–
Options written	248,124	6,624,191
Options closed	(110,039)	(2,872,592)
Options expired	(59,188)	(1,946,341)
Options exercised	–	–

Options outstanding at July 31, 2008	78,897	$1,805,258

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Fund also is required to pay the lender of the security any dividends or

34  Janus Adviser Series  July 31, 2008

interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in

Janus Adviser Series  July 31, 2008  35

Notes to Financial Statements (continued)

the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”),

36  Janus Adviser Series  July 31, 2008

which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets	Management
Fund	of Fund	Fee (%)

Value
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64%
Janus Adviser Small Company Value Fund	All Asset Levels	0.74%

For Janus Adviser Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Value
Janus Adviser Mid Cap Value Fund	Russell Midcap® Value Index

Any performance adjustment for Janus Mid Cap Value Fund commenced on February 1, 2007, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares against the investment record of the

Janus Adviser Series  July 31, 2008  37

Notes to Financial Statements (continued)

benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the fiscal year ended July 31, 2008, the following Fund recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Value
Janus Adviser Mid Cap Value Fund	$623,386

Perkins, Wolf, McDonnell and Company, LLC. (“Perkins”) serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly from the Fund a fee equal to 50% of Janus Capital’s management fee, including the performance-based fee adjustment (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins’ investment advisory business.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Value
Janus Adviser Mid Cap Value Fund	0.74%
Janus Adviser Small Company Value Fund	1.00%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested

38  Janus Adviser Series  July 31, 2008

Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

For the fiscal year ended July 31, 2008, Janus Capital assumed $58,860 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Value
Janus Adviser Mid Cap Value Fund	$6,641
Janus Adviser Small Company Value Fund	155

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2008, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Value
Janus Adviser Mid Cap Value Fund	$21,653
Janus Adviser Small Company Value Fund	443

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Mid Cap Value Fund	$55,489,307	$(101,101,206)	$869,131	$–
Janus Adviser Small Company Value Fund	7,272,947	(7,915,906)	37,345	679,008

	$62,762,254	$(109,017,112)	$906,476	$679,008

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Mid Cap Value Fund	$77,320,498	$(86,378,498)	$87,486	$–
Janus Adviser Small Company Value Fund	15,627,762	(18,024,966)	47,222	2,014,112

	$92,948,260	$(104,403,464)	$134,708	$2,014,112

3.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains

Janus Adviser Series  July 31, 2008  39

Notes to Financial Statements (continued)

and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2007 through July 31, 2008. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2009.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Value
Janus Adviser Mid Cap Value Fund	$4,135,068	$29,416,477	$(394,201)	$–	$(505,644)	$(32,976,687)
Janus Adviser Small Company Value Fund	91,307	704,721	–	(628)	(579)	(1,316,451)

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	Accumulated
Fund	31, 2010	Capital Losses

Value
Janus Adviser Mid Cap Value Fund(1)	$(394,201)	$(394,201)
Janus Adviser Small Company Value Fund	–	–

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Value
Janus Adviser Mid Cap Value Fund	$197,100

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Value
Janus Adviser Mid Cap Value Fund	$1,201,485,454	$68,488,853	$(101,465,540)
Janus Adviser Small Company Value Fund	45,597,343	6,595,423	(7,911,874)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser Mid Cap Value Fund	$29,475,740	$15,126,623	$–	$–
Janus Adviser Small Company Value Fund	367,732	1,976,776	–	–

40  Janus Adviser Series  July 31, 2008

For the fiscal year ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser Mid Cap Value Fund	$7,660,274	$2,004,267	$–	$–
Janus Adviser Small Company Value Fund	33,958	940,425	–	–

Janus Adviser Series  July 31, 2008  41

Notes to Financial Statements (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares				Class C Shares					Class I Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2008(1)	2007(1)	2006(1)(3)

Value
Janus Adviser Mid Cap Value Fund	1.14%	0.92%	1.17%	1.08%	1.87%	1.72%	1.93%	2.03%	2.44%	0.77%	0.65%	0.86%
Janus Adviser Small Company Value Fund	1.82%	1.46%	2.13%	1.92%	2.48%	2.37%	2.60%	2.68%	3.23%	1.39%	1.31%	1.88%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from November 28, 2005 (inception date) through July 31, 2006.

42  Janus Adviser Series  July 31, 2008

Class R Shares				Class S Shares
2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

1.53%	1.41%	1.58%	1.68%	1.27%	1.15%	1.33%	1.52%	1.94%
1.98%	2.07%	2.38%	5.06%	1.72%	1.81%	2.10%	2.12%	2.67%

Janus Adviser Series  July 31, 2008  43

Notes to Financial Statements (continued)

5.	Capital Share Transactions

			Janus Adviser
	Janus Adviser		Small
	Mid Cap		Company
For the fiscal year or period ended July 31	Value Fund		Value Fund
(all numbers in thousands)	2008	2007	2008	2007

Transactions in Fund Shares – Class A Shares:
Shares sold	12,991	7,553	786	386
Reinvested dividends and distributions	1,140	299	19	-
Shares repurchased	(3,986)	(1,725)	(416)	(20)
Net Increase/(Decrease) in Fund Shares	10,145	6,127	389	366
Shares Outstanding, Beginning of Period	17,738	11,611	390	24
Shares Outstanding, End of Period	27,883	17,738	779	390
Transactions in Fund Shares – Class C Shares:
Shares sold	1,349	934	79	131
Reinvested dividends and distributions	67	19	6	2
Shares repurchased	(628)	(336)	(79)	(40)
Net Increase/(Decrease) in Fund Shares	788	617	6	93
Shares Outstanding, Beginning of Period	2,480	1,863	158	65
Shares Outstanding, End of Period	3,268	2,480	164	158
Transactions in Fund Shares – Class I Shares:
Shares sold	9,690	11,825	150	23
Reinvested dividends and distributions	727	56	1	1
Shares repurchased	(2,469)	(1,281)	(17)	(11)
Net Increase/(Decrease) in Fund Shares	7,948	10,600	134	13
Shares Outstanding, Beginning of Period	12,103	1,503	30	17
Shares Outstanding, End of Period	20,051	12,103	164	30
Transactions in Fund Shares – Class R Shares:
Shares sold	960	170	176	145
Reinvested dividends and distributions	11	2	16	9
Shares repurchased	(160)	(93)	(173)	(86)
Net Increase/(Decrease) in Fund Shares	811	79	19	68
Shares Outstanding, Beginning of Period	195	116	321	253
Shares Outstanding, End of Period	1,006	195	340	321
Transactions in Fund Shares – Class S Shares:
Shares sold	6,372	3,492	916	1,374
Reinvested dividends and distributions	265	97	95	46
Shares repurchased	(3,472)	(2,615)	(1,175)	(1,202)
Net Increase/(Decrease) in Fund Shares	3,165	974	(164)	218
Shares Outstanding, Beginning of Period	5,458	4,484	2,105	1,887
Shares Outstanding, End of Period	8,623	5,458	1,941	2,105

6.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Value
Janus Adviser Mid Cap Value Fund	$978,899,534	$649,936,015	$–	$–
Janus Adviser Small Company Value Fund	30,014,457	24,251,469	–	–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital

44  Janus Adviser Series  July 31, 2008

announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Adviser Series  July 31, 2008  45

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund (two of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

46  Janus Adviser Series  July 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Adviser Series  July 31, 2008  47

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

48  Janus Adviser Series  July 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  July 31, 2008  49

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

50  Janus Adviser Series  July 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2008:

Capital Gain Distributions

Fund

Janus Adviser Mid Cap Value Fund	$15,126,623
Janus Adviser Small Company Value Fund	1,976,776

Dividends Received Deduction Percentage

Fund

Janus Adviser Mid Cap Value Fund	100%
Janus Adviser Small Company Value Fund	100%

Qualified Dividend Income

Fund

Janus Adviser Mid Cap Value Fund	100%
Janus Adviser Small Company Value Fund	100%

Janus Adviser Series  July 31, 2008  51

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*	Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

52  Janus Adviser Series  July 31, 2008

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series  July 31, 2008  53

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jakob V. Holm 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Adviser Small Company Value Fund	7/05-Present	Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  55

Notes

56  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  57

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-600 09-08

2008 Annual Report
Janus Adviser Series

International & Global
Janus Adviser International Equity Fund
Janus Adviser International Forty Fund
Janus Adviser International Growth Fund
Janus Adviser Global Research Fund
Janus Adviser Worldwide Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
International & Global
International Equity Fund	3
International Forty Fund	11
International Growth Fund	19
Global Research Fund	28
Worldwide Fund	37
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Financial Highlights	52
Notes to Schedules of Investments	66
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	85
Additional Information	86
Explanations of Charts, Tables and Financial Statements	88
Designation Requirements	91
Trustees and Officers	92

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2008 to July 31, 2008 for Janus Adviser International Equity Fund, Janus Adviser International Growth Fund, Janus Adviser Global Research Fund and Janus Adviser Worldwide Fund and the period May 30, 2008 to July 31, 2008 for Janus Adviser International Forty Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any

Janus Adviser Series  July 31, 2008  1

transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2  Janus Adviser Series  July 31, 2008

Janus Adviser International Equity Fund (unaudited)

Fund Snapshot
A valuation discipline underpins our research-driven, high conviction investment approach to international equity markets.

Julian Pick
co-portfolio manager

Laurent Saltiel
co-portfolio manager

Performance Overview

Janus Adviser International Equity Fund’s Class S Shares advanced 2.94% over the 12-month period ended July 31, 2008, outperforming its benchmark, the Morgan Stanley Capital International EAFE® Index, which returned -12.19% during the period.

Market Overview

Nervousness over a U.S.-led global economic slowdown and lingering problems in the credit markets provided a negative backdrop for worldwide equity markets during much of the period. Non-U.S. markets peaked early in the period, but essentially followed U.S. stocks lower, finishing near the lows of what was a volatile twelve months. While the U.S. Federal Reserve’s (Fed) aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Despite losing ground late in the period, emerging markets outperformed developed markets with much of the out-performance coming from Latin American countries like Brazil. Meanwhile, China and India, two of the strongest performing markets early on in the period, suffered sharp pullbacks from their highs amid concerns over global growth and inflation. Oil’s relentless march to record levels paused in mid-July and the U.S. dollar’s downtrend versus most major currencies stabilized somewhat over the last four months of the period. Financials were the worst performing group as nervousness remained over the potential for more write-downs and capital raising activities. Consumer discretionary stocks were close behind while utilities and energy stocks were among the gainers. As the period came to a close, aside from inflation worries, much attention was on the headwinds still facing the U.S. and global economies, including continued weakness in the U.S. housing market, soft U.S. labor markets, slowing manufacturing activity worldwide and relatively tight credit conditions.

Fertilizer Companies Led Advancers

The Fund’s leading performer over the last 12 months was German-based fertilizer company K+S. Another potash producer, Potash Corporation of Saskatchewan, also performed well. We bought Potash because of a long-term bullish view on agriculture and related products. Potash reported excellent results amid tight potash supply conditions and strong demand for this key ingredient used in fertilizer. We continued to see a strong and extended upcycle among agricultural commodities and related products, such as potash, for which the Canadian company is the world’s largest supplier.

Syngenta, a crop protection company that manufactures insecticides, pesticides, herbicides and genetically modified seeds was another standout during the period. Along with the potash companies in the Fund, Syngenta benefited from the strong cycle of agricultural commodities and related products.

Parking, Apparel Holdings Poorest Performers

Elsewhere, some stocks dragged on Fund performance, including Park24, a Japanese parking lot operator. Higher gas prices have affected people’s driving habits, which in turn had a negative impact on the capacity utilization of Park24’s parking lots. This decreased utilization reduced the company’s sales growth and margins.

Esprit Holdings, a Hong Kong-based apparel company, was weak during the period following a strong showing in the previous year. Esprit suffered from broad weakness in consumer spending in its main European markets. However, we believe that Esprit will continue to gain market share and will maintain solid profitability through this downturn and we remain optimistic on the company’s long-term prospects. It is among a handful of retailers that have demonstrated their ability to expand in many different countries around the world. We believe that this international expansion should continue to fuel the company’s growth over the next 3-5 years.

Outlook

Looking ahead, we will be paying close attention to the U.S. employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage

Janus Adviser Series  July 31, 2008  3

Janus Adviser International Equity Fund (unaudited)

growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the U.S. consumer, historically a key driver of global growth, have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Global markets may continue to be volatile given the growing uncertainty and mounting worries over inflation. We will continue to monitor the potential for further slowing in the U.S. and other large economies and the impact this could have on the rest of the global economy. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser International Equity Fund.

Janus Adviser International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	4.22%
Potash Corporation of Saskatchewan, Inc.	3.52%
Syngenta A.G.	1.61%
Wellstream Holdings PLC	1.16%
LG Household & Health Care, Ltd.	1.14%

5 Bottom Performers – Holdings

Contribution

Nobel Biocare Holding A.G.	-0.86%
Park24 Company, Ltd.	-0.85%
FU JI Food & Catering Services	-0.85%
Esprit Holdings, Ltd.	-0.75%
Telefonaktiebolaget L.M. Ericsson – Class B	-0.74%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Materials	10.34%	11.09%	10.35%
Consumer Staples	1.04%	15.96%	8.38%
Energy	0.90%	2.37%	7.94%
Telecommunication Services	0.00%	0.00%	5.92%
Utilities	-0.07%	1.22%	5.86%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Consumer Discretionary	-3.42%	19.20%	10.74%
Financials	-2.84%	21.02%	26.75%
Information Technology	-2.49%	10.62%	5.46%
Health Care	-0.63%	5.79%	6.55%
Industrials	-0.60%	12.75%	12.06%

4  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Roche Holding A.G. Medical – Drugs	3.6%
K+S A.G. Chemicals – Diversified	3.5%
Nestle S.A. Food – Miscellaneous/Diversified	3.0%
Bereau Veritas S.A. Consulting Services	2.9%
Li & Fung, Ltd. Distribution/Wholesale	2.8%

15.8%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 8.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  5

Janus Adviser International Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser International Equity Fund – Class A Shares

NAV	2.29%	9.34%	9.78%	1.51%(a)

MOP	–3.57%	5.54%

Janus Adviser International Equity Fund – Class C Shares

NAV	1.02%	8.24%	11.50%	2.26%(a)

CDSC	0.02%	8.24%

Janus Adviser International Equity Fund – Class I Shares	2.02%	9.40%	2.41%	1.27%(b)

Janus Adviser International Equity Fund – Class R Shares	1.11%	8.41%	11.44%	2.01%(c)

Janus Adviser International Equity Fund – Class S Shares	2.94%	9.70%	11.02%	1.76%(c)

Morgan Stanley Capital International EAFE® Index	–12.19%	0.50%

Lipper Quartile – Class S Shares	1st	1st

Lipper Ranking – Class S Shares based on total returns for International Funds	11/1,138	27/1,014

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

6  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. . As of July 31, 2008, the limit will continue until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited, to exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund commenced operations on November 28, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund’s respective class from November 28, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – November 28, 2006

Janus Adviser Series  July 31, 2008  7

Janus Adviser International Equity Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$957.60	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$954.70	$9.82

Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$959.20	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$954.00	$9.72

Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	$10.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$969.90	$7.35

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

†	Expenses are equal to the annualized expense ratio of 1.27% for Class A Shares, 2.02% for Class C Shares, 1.16% for Class I Shares, 2.00% for Class R Shares and 1.50% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  July 31, 2008

Janus Adviser International Equity Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 90.7%
Aerospace and Defense – 0.9%
164,990	BAE Systems PLC	$1,467,094
Agricultural Chemicals – 3.2%
17,849	Potash Corporation of Saskatchewan, Inc.	3,667,963
5,275	Syngenta A.G.	1,537,874
		5,205,837
Agricultural Operations – 2.8%
28,155	Bunge, Ltd.#	2,785,093
1,587,375	Chaoda Modern Agriculture Holdings, Ltd.	1,835,929
		4,621,022
Apparel Manufacturers – 3.8%
184,408	Burberry Group PLC	1,637,208
419,400	Esprit Holdings, Ltd.	4,482,750
		6,119,958
Audio and Video Products – 1.0%
113,000	Sharp Corp.	1,570,508
Beverages – Wine and Spirits – 0.7%
233,155	C&C Group PLC	1,084,353
Brewery – 2.7%
65,230	InBev N.V.	4,391,009
Building Products – Air and Heating – 2.1%
79,800	Daikin Industries, Ltd.#	3,383,645
Chemicals – Diversified – 3.5%
45,732	K+S A.G.	5,691,050
Chemicals – Specialty – 1.2%
2,535,000	Huabao International Holdings Limited	2,036,736
Commercial Banks – 5.9%
103,740	Anglo Irish Bank Corporation PLC	816,214
53,875	Banco Popolare S.P.A.*	967,463
27,650	Erste Bank der Oesterreichischen Sparkassen A.G.#	1,774,216
45,178	Julius Baer Holding, Ltd.	2,882,980
64,143	Standard Chartered PLC	1,949,634
209,790	UniCredito Italiano SpA	1,250,028
		9,640,535
Commercial Services – 0.9%
268,300	Park24 Company, Ltd.#	1,493,095
Commercial Services – Finance – 1.0%
217,685	Experian PLC	1,680,702
Computers – Peripheral Equipment – 2.2%
136,410	Logitech International S.A.*	3,614,190
Consulting Services – 2.9%
78,127	Bereau Veritas S.A.	4,750,301
Cosmetics and Toiletries – 0.8%
6,664	LG Household & Health Care, Ltd.	1,301,773
Distribution/Wholesale – 2.8%
1,346,000	Li & Fung, Ltd.	4,571,326
Diversified Minerals – 2.0%
108,555	Companhia Vale do Rio Doce (ADR)	3,259,907
Diversified Operations – 1.2%
508,000	China Merchants Holdings International Company, Ltd.	1,935,078
Electric – Distribution – 0.9%
155,710	Equatorial Energia S.A.	1,541,388
Electronic Components – Semiconductors – 1.2%
185,985	ARM Holdings PLC	350,582
2,815	Samsung Electronics Company, Ltd.	1,567,316
		1,917,898
Electronic Connectors – 0.9%
15,500	Hirose Electric Company, Ltd.	1,468,365
Electronic Measuring Instruments – 1.4%
10,800	Keyence Corp.	2,334,073
Engineering – Research and Development Services – 2.0%
122,789	ABB, Ltd.	3,236,219
Enterprise Software/Services – 1.1%
77,700	Nomura Research Institute, Ltd.	1,737,518
Extended Service Contracts – 2.4%
134,518	Homeserve PLC	3,906,999
Finance – Investment Bankers/Brokers – 1.3%
153,000	Nomura Holdings, Inc.	2,207,384
Finance – Other Services – 1.6%
380,593	IG Group Holdings PLC	2,665,252
Food – Catering – 1.0%
1,199,275	FU JI Food & Catering Services	1,683,500
Food – Miscellaneous/Diversified – 3.0%
110,685	Nestle S.A.	4,851,766
Food – Retail – 2.3%
517,730	Tesco PLC	3,678,111
Internet Content – Entertainment – 0.8%
68,809	Meetic*	1,240,269
Medical – Drugs – 3.6%
31,425	Roche Holding A.G.	5,804,315
Medical Products – 0.8%
44,290	Nobel Biocare Holding A.G.	1,362,553
Oil – Field Services – 0.4%
54,655	Petrofac, Ltd.	694,377
Oil Companies – Integrated – 1.5%
42,595	Petroleo Brasileiro S.A. (ADR)	2,381,486
Oil Field Machinery and Equipment – 1.8%
123,732	Wellstream Holdings PLC*	2,910,291
Public Thoroughfares – 0.7%
481,224	Macquarie Infrastructure Group#	1,147,376
Real Estate Management/Services – 7.0%
65,200	AEON Mall Company, Ltd.#	1,941,778
74,900	Daito Trust Construction Company, Ltd.	3,417,611
187,541	LPS Brasil – Consultoria de Imoveis S.A.*	3,473,425
109,000	Mitsubishi Estate Company, Ltd.	2,612,019
		11,444,833
Real Estate Operating/Development – 3.7%
800,935	CapitaLand, Ltd.	3,319,723
869,000	Hang Lung Properties, Ltd.	2,726,309
		6,046,032
Retail – Apparel and Shoe – 3.3%
29,535	Hennes & Mauritz A.B. – Class B	1,582,462
78,648	Industria de Diseno Textil S.A.#	3,779,587
		5,362,049

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Adviser International Equity Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Retail – Consumer Electronics – 2.4%
58,700	Yamada Denki Company, Ltd.	$3,965,166
Soap and Cleaning Preparations – 2.0%
58,639	Reckitt Benckiser PLC	3,204,648
Telecommunication Services – 0.9%
51,160	Amdocs, Ltd. (U.S. Shares)*	1,555,776
Wireless Equipment – 1.1%
165,529	Telefonaktiebolaget L.M. Ericsson – Class B	1,735,171

Total Common Stock (cost $159,408,742)		147,900,934

Money Markets – 8.3%
4,894,228	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	4,894,228
8,582,952	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	8,582,951

Total Money Markets (cost $13,477,179)		13,477,179

Other Securities – 6.5%
4,148,576	Repurchase Agreements†	4,148,576
6,381,125	Time Deposits†	6,381,125

Total Other Securities (cost $10,529,701)		10,529,701

Total Investments (total cost $183,415,622) – 105.5%		171,907,814

Liabilities, net of Cash, Receivables and Other Assets – (5.5)%		(8,962,689)

Net Assets – 100%		$162,945,125

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,147,376	0.7%
Austria	1,774,216	1.0%
Belgium	4,391,009	2.6%
Bermuda	13,875,905	8.1%
Brazil	10,656,206	6.2%
Canada	3,667,963	2.1%
Cayman Islands	3,519,429	2.0%
France	5,990,570	3.5%
Germany	5,691,050	3.3%
Guernsey	1,555,776	0.9%
Hong Kong	4,661,387	2.7%
Ireland	1,900,568	1.1%
Italy	2,217,491	1.3%
Japan	26,131,162	15.2%
Jersey	2,375,079	1.4%
Singapore	3,319,724	1.9%
South Korea	2,869,089	1.7%
Spain	3,779,588	2.2%
Sweden	3,317,632	1.9%
Switzerland	23,289,897	13.5%
United Kingdom	21,769,817	12.7%
United States††	24,006,880	14.0%

Total	$171,907,814	100.0%

††	Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Janus Adviser International Forty Fund (unaudited)

Fund Snapshot
The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States.

Laurent Saltiel
portfolio manager

Performance Overview

Janus Adviser International Forty Fund’s Class S Shares returned -8.90% over the since-inception period beginning May 30, 2008 and ended July 31, 2008, outperforming the Fund’s primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSM and its secondary benchmark, the MSCI EAFE® Index, which returned -11.52% and -11.13% respectively during the period.

Market Overview

Nervousness over a U.S.-led global economic slowdown and lingering problems in the credit markets provided a negative backdrop for worldwide equity markets during much of the 12-month period ended July 31, 2008. Non-U.S. markets peaked early in the period, but essentially followed U.S. stocks lower, finishing near the lows of what was a volatile twelve months. While the U.S. Federal Reserve’s (Fed) aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Despite losing ground late in the period, emerging markets outperformed developed markets with much of the out-performance coming from Latin American countries like Brazil. Meanwhile, China and India, two of the strongest performing markets early on in the period, suffered sharp pullbacks from their highs amid concerns over global growth and inflation. Oil’s relentless march to record levels paused in mid-July and the U.S. dollar’s downtrend versus most major currencies stabilized somewhat over the last four months of the period. Financials were the worst performing group as nervousness remained over the potential for more write-downs and capital raising activities. Consumer discretionary stocks were close behind while utilities and energy stocks were among the gainers. As the period came to a close, aside from inflation worries, much attention was on the headwinds still facing the U.S. and global economies, including continued weakness in the U.S. housing market, soft U.S. labor markets, slowing manufacturing activity worldwide and relatively tight credit conditions.

Contributors to Fund Performance

The Fund’s leading performer over the last 2 months was German-based fertilizer company K+S. The company produces potash, nitrogen and phosphate, which are all important components of fertilizers. As commodity prices continued to rise, farmers took steps to maximize crop yields, which benefited K+S. We believe the demand for fertilizer will continue to outstrip supply, thereby leading to what could be an attractive pricing environment for K+S over the next couple of years.

Jeronimo Martins, a supermarket chain in Portugal, was another strong performer. During the last year, the company purchased a competitor’s stores in Germany and Poland, increasing its total sales area in the retail food sector by 15% and consolidating its leadership position in the discount sector. The company continued with its plan to open and remodel stores, allowing its flagship brand Pingo Doce to consolidate its market position. It also repositioned another major brand of its stores, Feira Nova, increasing its competitive pricing policy, the strength of its investments in the perishables area, and accelerated penetration of its private brands. We like Jeronimo Martins’ strong competitive position in food retail in Poland and its large growth opportunity in that country.

Detractors from Fund Performance

C&C Group, a cider maker based in Ireland, was the Fund’s largest detractor during the period. For the second year running the weather in England was rainy and chilly, which did not do much to encourage people to drink cold cider, thus hampering the company’s plans to expand into England. In addition to the uncooperative weather, there was weakness overall in the European consumer, which affected a wide spectrum of products.

Another detractor during the period was Brazilian iron ore producer Companhia Vale do Rio Doce. The stock’s poor performance was due to broad weakness in commodity markets and increasing concern about a slowdown in economic growth in China. We believe that while China’s economy may slow down, continued urbanization and industrialization should continue to drive strong demand

Janus Adviser Series  July 31, 2008  11

Janus Adviser International Forty Fund (unaudited)

for iron ore. We remain confident in Companhia Vale do Rio Doce’s long-term prospects and believe that the stock’s valuation doesn’t reflect its growth opportunities and high cash-flow generation.

Outlook

Looking ahead, we will be paying close attention to the U.S. employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the U.S. consumer, historically a key driver of global growth, have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Global markets may continue to be volatile given the growing uncertainty and mounting worries over inflation. We will continue to monitor the potential for further slowing in the U.S. and other large economies and the impact this could have on the rest of the global economy. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser International Forty Fund.

Janus Adviser International Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.22%
FU JI Food & Catering Services	0.42%
GP Investments, Ltd.	0.29%
Jeronimo Martins	0.25%
Roche Holding A.G.	0.13%

5 Bottom Performers – Holdings

Contribution

C&C Group PLC	-0.97%
InBev N.V.	-0.70%
Esprit Holdings, Ltd.	-0.53%
UBS A.G.	-0.50%
Meetic	-0.47%

5 Top Performers – Sectors

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Materials	1.10%	11.78%	12.83%
Other*	0.29%	2.33%	0.00%
Telecommunication Services	0.00%	0.00%	6.52%
Health Care	-0.03%	4.01%	5.48%
Utilities	-0.04%	1.47%	5.28%

5 Bottom Performers – Sectors

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Staples	-2.75%	18.80%	6.99%
Consumer Discretionary	-2.64%	30.40%	8.32%
Financials	-1.40%	10.73%	25.02%
Industrials	-1.32%	10.45%	10.70%
Information Technology	-1.24%	5.69%	6.35%

*	Industry not classified by Global Industry Classification Standard.

12  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

K+S A.G. Chemicals – Diversified	7.6%
InBev N.V. Brewery	5.2%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	4.6%
Esprit Holdings, Ltd. Apparel Manufacturers	4.4%
Industria de Diseno Textil S.A. Retail – Apparel and Shoe	4.0%

25.8%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 12.6% of total net assets.

*Includes Securities Sold Short of (0.4%)

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

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Janus Adviser International Forty Fund (unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2008		Expense Ratios – estimated for the initial fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Adviser International Forty Fund – Class A Shares

NAV	–8.90%	4.56%	1.50%(a)

MOP	–14.14%

Janus Adviser International Forty Fund – Class C Shares

NAV	–9.00%	5.31%	2.25%(a)

CDSC	–9.91%

Janus Adviser International Forty Fund – Class I Shares	–8.90%	4.31%	1.25%(b)

Janus Adviser International Forty Fund – Class S Shares	–8.90%	4.71%	1.75%(c)

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–11.52%

Morgan Stanley Capital International EAFE® Index	–11.13%

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

14  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Contractual waivers, where applicable, agreed to by Janus Capital are included in the prospectus under “Net Annual Fund Operating Expenses.”

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Due to certain investment strategies, the Fund may have an increased position in cash.

Janus Adviser International Forty Fund held approximately 11.9% of its total investments in Brazilian securities as of July 31, 2008 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund’s Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on May 30, 2008. The performance shown for Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflect the performance of the Fund’s respective class from May 30, 2008 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper does not rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	Fund’s inception date – May 30, 2008

Janus Adviser Series  July 31, 2008  15

Janus Adviser International Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(5/30/08)	(7/31/08)	(5/30/08-7/31/08)†

Actual	$1,000.00	$911.00	$2.53

Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(5/30/08)	(7/31/08)	(5/30/08-7/31/08)†

Actual	$1,000.00	$910.00	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,013.48	$11.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(5/30/08)	(7/31/08)	(5/30/08-7/31/08)†

Actual	$1,000.00	$911.00	$2.11

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(5/30/08)	(7/31/08)	(5/30/08-7/31/08)†

Actual	$1,000.00	$911.00	$2.94

Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	$8.97

†	Actual expenses paid reflect only the inception period (May 30, 2008 to July 31, 2008). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.54% for Class A Shares, 2.29% for Class C Shares, 1.28% for Class I Shares and 1.79% for Class S Shares multiplied by the average account value over the period, multiplied by 63/366 (to reflect the period); however, hypothetical expenses are multiplied by 182/366 (to reflect a six-month period). Expenses include effect of contractual waivers by Janus Capital.

16  Janus Adviser Series  July 31, 2008

Janus Adviser International Forty Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 91.4%
Agricultural Chemicals – 7.3%
326	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$66,593
139	Syngenta A.G.	40,524
		107,117
Agricultural Operations – 4.6%
445	Bunge, Ltd.	44,019
20,000	Chaoda Modern Agriculture Holdings, Ltd.	23,132
		67,151
Apparel Manufacturers – 5.7%
1,015	Burberry Group PLC	9,011
6,000	Esprit Holdings, Ltd.	64,132
3,500	Ports Design, Ltd.	9,446
		82,589
Beverages – Wine and Spirits – 1.4%
4,297	C&C Group PLC	19,984
Brewery – 5.2%
1,134	InBev N.V.**	76,336
Building – Mobile Home and Manufactured Homes – 2.1%
770	Maisons France Confort	30,015
Building Products – Air and Heating – 1.2%
400	Daikin Industries, Ltd.	16,961
Building Products – Cement and Aggregate – 0.7%
500	Cemex S.A. de C.V. (ADR)*	10,630
Chemicals – Diversified – 7.6%
887	K+S A.G.	110,382
Chemicals – Specialty – 1.4%
25,000	Huabao International Holdings Limited	20,086
Commercial Services – 0.9%
2,300	Park24 Company, Ltd.	12,800
Computers – Peripheral Equipment – 1.5%
831	Logitech International S.A.*	22,017
Consulting Services – 1.6%
395	Bereau Veritas S.A.	24,017
Distribution/Wholesale – 1.4%
6,000	Li & Fung, Ltd.	20,377
Diversified Minerals – 3.5%
1,700	Companhia Vale do Rio Doce (ADR)	51,051
Diversified Operations – 2.5%
6,000	China Merchants Holdings International Company, Ltd.	22,855
125	Wendel	13,855
		36,710
Electric – Distribution – 1.1%
1,660	Equatorial Energia S.A.	16,433
Engineering – Research and Development Services – 0.6%
335	ABB, Ltd.	8,829
Extended Service Contracts – 2.0%
1,010	Homeserve PLC	29,335
Finance – Investment Bankers/Brokers – 1.6%
1,218	UBS A.G.*	23,311
Food – Catering – 2.3%
24,000	FU JI Food & Catering Services	33,690
Food – Retail – 5.3%
4,310	Jeronimo Martins*	35,023
6,015	Tesco PLC	42,733
		77,756
Insurance Brokers – 1.7%
5,825	Tempo Participacoes S.A.*	25,111
Internet Content – Entertainment – 1.3%
1,060	Meetic*	19,106
Investment Management and Advisory Services – 1.6%
2,005	GP Investments, Ltd.*	22,665
Leisure and Recreation Products – 1.4%
1,543	Rodriguez Group*	20,895
Medical – Drugs – 1.5%
120	Roche Holding A.G.	22,164
Non-Ferrous Metals – 0.7%
280	Cameco, Corp.	10,000
Oil Companies – Integrated – 1.4%
355	Petroleo Brasileiro S.A. (ADR)	19,848
Real Estate Management/Services – 3.2%
300	Daito Trust Construction Company, Ltd.	13,689
1,800	LPS Brasil – Consultoria de Imoveis S.A.*	33,337
		47,026
Real Estate Operating/Development – 3.3%
5,000	CapitaLand, Ltd.	20,723
1,200	Cyrela Brazil Realty S.A.	17,474
3,000	Hang Lung Properties, Ltd.	9,412
		47,609
Retail – Apparel and Shoe – 7.1%
830	Hennes & Mauritz A.B. – Class B	44,471
1,216	Industria de Diseno Textil S.A.	58,437
		102,908
Retail – Consumer Electronics – 3.0%
5,815	Carphone Warehouse PLC	21,609
320	Yamada Denki Company, Ltd.	21,616
		43,225
Retail – Restaurants – 0.9%
16,000	Ajisen China Holdings, Ltd.	13,679
Schools – 1.0%
18,000	Raffles Education, Corp., Ltd.	15,092
Textile – Products – 0.7%
1,100	Cremer S.A.	9,695
Wireless Equipment – 1.1%
1,480	Telefonaktiebolaget L.M. Ericsson – Class B	15,514

Total Common Stock (cost $1,434,492)		1,332,114

Money Markets – 8.1%
47,306	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	47,306
70,700	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	70,700

Total Money Markets (cost $118,006)		118,006

Total Investments (total cost $1,552,498) – 99.5%		1,450,120

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  17

Janus Adviser International Forty Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Securities Sold Short – (0.4)%
Apparel Manufacturers – (0.4)%
35	Hermes International (proceeds $5,840)	$(5,556)

Cash, Receivables and Other Assets, net of Liabilities – 0.9%		13,700

Net Assets – 100%		$1,458,264

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$76,336	5.3%
Bermuda	180,725	12.5%
Brazil	172,948	11.9%
Canada	76,592	5.3%
Cayman Islands	70,501	4.9%
France	107,888	7.4%
Germany	110,382	7.6%
Hong Kong	32,267	2.2%
Ireland	19,984	1.4%
Japan	65,065	4.5%
Mexico	10,630	0.7%
Portugal	35,023	2.4%
Singapore	35,816	2.5%
Spain	58,437	4.0%
Sweden	59,985	4.1%
Switzerland	116,847	8.1%
United Kingdom	102,688	7.1%
United States††	118,006	8.1%

Total	$1,450,120	100.0%

††	Includes Short-Term Securities (0% excluding Short-Term Securities).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

France	$(5,556)	100.0%

Total	$(5,556)	100.0%

See Notes to Schedules of Investments and Financial Statements.

18  Janus Adviser Series  July 31, 2008

Janus Adviser International Growth Fund (unaudited) (closed to new investors)

Fund Snapshot
This growth fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn
portfolio manager

Performance Overview

Janus Adviser International Growth Fund’s Class S Shares returned -2.11% over the 12-month period ended July 31, 2008, outperforming the Fund’s primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, which returned -12.19% during the period. The Fund’s secondary benchmark, the MSCI All Country World ex-U.S. IndexSM returned -9.73%.

Market Overview

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Despite losing ground late in the period, emerging markets outperformed developed markets with much of the out-performance coming from Latin American countries like Brazil. Meanwhile, China and India, two of the strongest performing markets early on in the period, suffered sharp pullbacks from their highs amid concerns over global growth and inflation. Oil’s relentless march to record levels paused in mid-July and the U.S. dollar’s downtrend versus most major currencies stabilized somewhat over the last four months of the period. Financials and consumer discretionary stocks were the worst performing while utilities and energy stocks were among the gainers.

Canadian Agriculture Company and Indian Conglomerate Topped Fund

The Fund’s leading performer over the last 12 months was fertilizer company Potash Corporation of Saskatchewan. Rising crop prices, driven by demand growth from emerging economies and from ethanol, combined with limited global supply growth in potash created a favorable environment for potash producers. Although I continue to believe that fundamentals remain very strong for Potash Corporation, I sold the stock during the period based on valuation.

Indian energy, petrochemical, and retail conglomerate, Reliance Industries, also contributed to fund performance during the period. Reliance earnings benefited from strong refining margins. The company is poised to start-up a major new refinery and a large-scale gas project in the coming months. Late in the period, we took advantage of volatility and a favorable valuation to add to the position.

German Conglomerate, English Technology Company Diminished Returns

Arcandor, a German conglomerate with department store, travel, and mail order businesses, was the largest detractor during the period. The stock was hurt due to concerns about the impact of an economic slowdown on its consumer related businesses and concerns that the company’s ambitious restructuring plans would be stalled by the credit crisis. I believed that the benefits of the company’s restructuring program were not fully appreciated by the market. We added to the position on weakness.

ARM Holdings, a U.K. semiconductor intellectual property company, fell as a result of disappointing earnings and concerns about the impact of an economic slowdown on its business. I continue to believe that ARM remains well positioned to benefit from the growth in semiconductors across a wide variety of applications. The company is a particular beneficiary of growth in more complex wireless devices like the iPhone.

Outlook

In a volatile market environment, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous in-depth research our analyst team conducts on a daily basis.

Global markets have been very difficult over the past year and in particular over the past few months. It is possible that more rough times are ahead. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Adviser International Growth Fund.

Janus Adviser Series  July 31, 2008  19

Janus Adviser International Growth Fund (unaudited) (closed to new investors)

Janus Adviser International Growth Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc.	3.00%
K+S A.G.	2.70%
Reliance Industries, Ltd.	1.18%
Cyrela Brazil Realty S.A.	0.84%
Wellstream Holdings PLC	0.71%

5 Bottom Performers – Holdings

Contribution

Arcandor A.G.	-1.63%
Crown, Ltd.	-0.90%
ARM Holdings PLC	-0.90%
Anglo Irish Bank Corporation PLC	-0.67%
Sony Corp.	-0.67%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Materials	5.68%	3.95%	10.35%
Consumer Staples	1.39%	9.25%	8.38%
Energy	1.37%	10.22%	7.94%
Other*	0.08%	0.06%	0.00%
Telecommunication Services	0.05%	0.91%	5.92%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Information Technology	-4.53%	22.81%	5.46%
Consumer Discretionary	-3.75%	24.40%	10.74%
Financials	-2.09%	17.97%	26.75%
Industrials	-1.09%	9.34%	12.06%
Health Care	-0.05%	0.85%	6.55%

*	Industry not classified by Global Industry Classification Standard

20  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Li & Fung, Ltd. Distribution/Wholesale	7.0%
Reliance Industries, Ltd. Oil Refining and Marketing	4.7%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	4.1%
ASML Holding N.V. Semiconductor Equipment	3.5%
Sharp Corp. Audio and Video Products	3.3%

22.6%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 30.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  21

Janus Adviser International Growth Fund (unaudited) (closed to new investors)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser International Growth Fund(1) – Class A Shares

NAV	–1.93%	26.05%	11.45%	14.36%	1.00%	1.00%(a)

MOP	–7.60%	24.77%	10.88%	14.24%

Janus Adviser International Growth Fund(1) – Class C Shares

NAV	–2.65%	25.49%	10.87%	14.24%	1.76%	1.75%(a)

CDSC	–3.60%	25.49%	10.87%	14.24%

Janus Adviser International Growth Fund(1) – Class I Shares	–1.63%	26.05%	11.45%	14.36%	0.74%	0.74%(b)

Janus Adviser International Growth Fund(1) – Class R Shares	–2.37%	25.82%	11.21%	14.36%	1.47%	1.47%(c)

Janus Adviser International Growth Fund(1) – Class S Shares	–2.11%	26.05%	11.45%	14.36%	1.21%	1.21%(c)

Morgan Stanley Capital International EAFE® Index	–12.19%	15.36%	5.38%	6.25%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–9.73%	17.45%	0.00%	N/A**

Lipper Quartile – Class S Shares	1st	1st	1st	N/A***

Lipper Ranking – Class S Shares based on total returns for International Funds	21/1138	2/677	12/337	N/A***

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

22  Janus Adviser Series  July 31, 2008

(unaudited)

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. . As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Janus Adviser International Growth Fund held approximately 11.2% of its assets in Brazilian securities as of July 31, 2008 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of International Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

(1) Closed to new investors.

*	The predecessor Fund’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Fund’s inception date.

***	The Lipper ranking for the Fund’s Class S Shares is not available.

Janus Adviser Series  July 31, 2008  23

Janus Adviser International Growth Fund (unaudited) (closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$936.10	$4.72

Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$932.60	$8.31

Hypothetical (5% return before expenses)	$1,000.00	$1,016.26	$8.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$937.60	$3.23

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$934.10	$6.88

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$935.30	$5.63

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.87

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.73% for Class C Shares, 0.67% for Class I Shares, 1.43% for Class R Shares and 1.17% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

24  Janus Adviser Series  July 31, 2008

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 96.1%
Aerospace and Defense – 1.5%
1,093,980	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$33,432,029
Agricultural Operations – 3.9%
500,000	BrasilAgro – Companhia Brasileira de Propriedades Agricolas*	3,799,974
523,425	Bunge, Ltd.#	51,777,202
26,736,395	Chaoda Modern Agriculture Holdings, Ltd.	30,922,834
3,849,981	China Green Holdings, Ltd.	4,033,986
		90,533,996
Airlines – 2.2%
1,099,655	Continental Airlines, Inc. – Class B*,#	15,098,263
810,030	Ryanair Holdings PLC (ADR)*,**	19,724,231
1,805,135	UAL Corp.*,#	15,000,672
		49,823,166
Apparel Manufacturers – 1.4%
2,987,700	Esprit Holdings, Ltd.	31,933,982
Audio and Video Products – 3.3%
5,462,000	Sharp Corp.	75,912,506
Batteries and Battery Systems – 0.2%
4,645,500	BYD Company, Ltd.	4,722,412
Beverages – Wine and Spirits – 0.6%
3,158,266	C&C Group PLC**	14,688,412
Building – Residential and Commercial – 1.5%
761,795	Brascan Residential Properties S.A.	3,639,179
492,875	Gafisa S.A.	8,498,930
778,000	MRV Engenharia e Participacoes S.A.*	17,887,342
577,270	Rossi Residencial S.A.	4,626,861
		34,652,312
Casino Hotels – 1.5%
3,827,195	Crown, Ltd.	28,268,140
1,173,745	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	7,253,744
		35,521,884
Commercial Banks – 3.1%
6,450,847	Anglo Irish Bank Corporation PLC**	50,754,527
353,920	Banca Generali S.P.A.**	2,517,872
3,587,800	Banco de Oro	3,302,579
68,210	Banco de Oro-EPCI, Inc. (GDR)	1,255,273
137,340	Julius Baer Holding, Ltd.	8,764,186
389,460	Punjab National Bank, Ltd.	4,075,918
		70,670,355
Commercial Services – 0.3%
1,036,400	Park24 Company, Ltd.#	5,767,587
Computers – 0.2%
745,200	Foxconn Technology Company, Ltd.	3,403,483
Computers – Other – 0.1%
51,525,144	A-Max Holdings, Ltd.*	1,810,407
Cosmetics and Toiletries – 0.6%
76,124	LG Household & Health Care, Ltd.	14,870,373
Dental Supplies and Equipment – 0.1%
151,925	Osstem Implant Company, Ltd.*	2,680,537
Diagnostic Kits – 0.2%
11,453,700	Trinity, Ltd. ,§	5,211,966
Distribution/Wholesale – 7.0%
47,743,980	Li & Fung, Ltd.	162,149,546
Diversified Financial Services – 2.2%
1,677,027	Reliance Capital, Ltd.	50,865,456
Diversified Operations – 2.5%
795,587	Max India, Ltd.*	3,557,812
12,107,445	Melco International Development, Ltd.	7,511,103
143,414	Orascom Development Holdings*	15,705,242
20,381,562	Polytec Asset Holdings, Ltd.	3,856,999
224,887	Siemens A.G.**	27,441,666
		58,072,822
Electric – Distribution – 0.2%
498,705	Equatorial Energia S.A.	4,936,727
Electronic Components – Miscellaneous – 1.8%
8,659,000	Hon Hai Precision Industry Company, Ltd.	41,772,355
Electronic Components – Semiconductors – 3.9%
15,960,029	ARM Holdings PLC	30,084,672
108,857	Samsung Electronics Company, Ltd.	60,608,641
		90,693,313
Electronic Connectors – 1.0%
254,800	Hirose Electric Company, Ltd.	24,138,033
Energy – Alternate Sources – 3.1%
378,780	SunPower Corp. – Class A*,#	29,836,501
1,249,580	Suntech Power Holdings Company, Ltd. (ADR)*,#	41,810,946
		71,647,447
Finance – Investment Bankers/Brokers – 1.2%
1,870,700	Nomura Holdings, Inc.	26,989,238
Finance – Mortgage Loan Banker – 0.5%
230,460	Housing Development Finance Corporation, Ltd.	12,203,219
Finance – Other Services – 1.1%
3,675,331	IG Group Holdings PLC	25,737,944
Food – Catering – 0.3%
4,523,000	FU JI Food & Catering Services	6,349,228
Gambling – Non-Hotel – 0.1%
216,295	Great Canadian Gaming Corp.*	1,825,524
Hotels and Motels – 0.2%
668,500	Kingdom Hotel Investments (GDR)*	3,676,750
Insurance Brokers – 0.1%
216,702	Eurodekania, Ltd.*, ,§	3,379,896
Internet Connectivity Services – 0.4%
145,795	NDS Group PLC (ADR)*	8,418,203
Investment Companies – 1.0%
1,418,354	SM Investments Corp.	8,626,458
633,830	Bradespar S.A. – Preference Shares	14,451,227
		23,077,685
Investment Management and Advisory Services – 0.3%
1,222,935	Bluebay Asset Management	6,809,087
Machinery – General Industrial – 0.3%
27,090	Oerlikon-Buehrle Holding A.G.*,#	6,626,357

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  25

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.2%
214,055	Diagnosticos da America	$5,140,163
Multi-Line Insurance – 2.5%
2,210,255	American International Group, Inc.	57,577,143
Oil Companies – Exploration and Production – 1.6%
400,711	Niko Resources, Ltd.	33,095,746
8,300	OGX Petroleo E Gas Participacoes*	4,076,319
		37,172,065
Oil Companies – Integrated – 3.8%
236,280	Hess Corp.	23,958,792
1,125,340	Petroleo Brasileiro S.A. (ADR)	62,917,759
		86,876,551
Oil Field Machinery and Equipment – 0.9%
833,715	Wellstream Holdings PLC*	19,609,744
Oil Refining and Marketing – 4.7%
2,131,011	Reliance Industries, Ltd.	109,591,000
Public Thoroughfares – 1.7%
1,669,945	Companhia de Concessoes Rodoviarias	33,979,083
363,021	Obrascon Huarte Lain Brasil S.A.	6,141,542
		40,120,625
Real Estate Management/Services – 4.7%
504,500	Daito Trust Construction Company, Ltd.	23,019,824
471,103	IVG Immobilien A.G.**	8,924,673
93,460	Jones Lang LaSalle, Inc.	4,452,434
2,804,000	Mitsubishi Estate Company, Ltd.	67,193,589
46,976	Orco Property Group**,#	1,740,832
382,800	Sao Carlos Empreendimentos e Participacoes S.A.	3,202,631
		108,533,983
Real Estate Operating/Development – 6.5%
580,155	Ablon Group	1,641,791
18,649,680	Ayala Land, Inc.	4,106,981
1,646,000	CapitaLand, Ltd.	6,822,358
26,692,000	China Overseas Land & Investment, Ltd.	47,601,286
2,671,480	Cyrela Brazil Realty S.A.	38,900,080
533,211	Cyrela Commercial Properties SA Empreendimentos e Participacoes*	3,739,083
10,960,000	Hang Lung Properties, Ltd.	34,384,744
153,580	Iguatemi Empresa de Shopping Centers S.A.	1,960,700
484,135	PDG Realty S.A. Empreendimentos e Participacoes	7,269,136
250,345	Rodobens Negocios Imobiliarios S.A.	3,268,011
		149,694,170
Retail – Consumer Electronics – 1.9%
639,270	Yamada Denki Company, Ltd.	43,182,484
Retail – Major Department Stores – 0.9%
1,832,949	Arcandor A.G.*,**	21,244,970
Semiconductor Components/Integrated Circuits – 3.4%
875,125	Actions Semiconductor Company, Ltd. (ADR)*	2,695,385
41,834,994	Taiwan Semiconductor Manufacturing Company, Ltd.	75,875,224
283,800	Vimicro International Corp. (ADR)*	834,372
		79,404,981
Semiconductor Equipment – 4.3%
3,518,001	ASML Holding N.V.**	80,789,605
476,060	KLA-Tencor Corp.	17,895,095
		98,684,700
Sugar – 2.8%
855,654	Bajaj Hindusthan, Ltd.	3,081,717
139,900	Bajaj Hindusthan, Ltd. (GDR) (144A)	503,692
1,843,537	Balrampur Chini Mills, Ltd.*	3,700,721
3,147,515	Cosan Limited (ADR) – Class A*	41,263,921
687,000	Cosan S.A. Industria e Comercio*	13,509,216
639,580	Shree Renuka Sugars, Ltd.	1,878,072
		63,937,339
Telecommunication Equipment – 0%
119	Nortel Networks, Corp. (U.S. Shares)*	909
Telecommunication Services – 3.2%
1,777,465	Amdocs, Ltd. (U.S. Shares)*	54,052,711
1,731,286	Reliance Communications, Ltd.	20,176,644
		74,229,355
Transportation – Marine – 0%
125,300	Star Asia Financial, Ltd. (U.S. Shares) (144A) ,§	225,540
Travel Services – 0.9%
5,457,088	Thomas Cook Group, PLC	21,630,475
Warehousing and Harbor Transport Services – 0.1%
2,552,658	DP World, Ltd. (U.S. Shares)	1,991,073
Wireless Equipment – 4.1%
9,069,035	Telefonaktiebolaget L.M. Ericsson – Class B	95,066,863

Total Common Stock (cost $2,228,788,329)		2,218,918,370

Money Markets – 4.2%
97,056,520	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	97,056,520

Total Money Markets (cost $97,056,520)		97,056,520

Other Securities – 5.9%
7,370,189	Allianz Dresdner Daily Asset Fund†	7,370,189
50,860,855	Repurchase Agreements†	50,860,855
78,231,468	Time Deposits†	78,231,468

Total Other Securities (cost $136,462,512)		136,462,512

Total Investments (total cost $2,462,307,361) – 106.2%		2,452,437,402

Liabilities, net of Cash, Receivables and Other Assets – (6.2)%		(142,374,490)

Net Assets – 100%		$2,310,062,912

See Notes to Schedules of Investments and Financial Statements.

26  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$28,268,140	1.1%
Bermuda	292,969,044	11.9%
Brazil	275,375,993	11.2%
Canada	34,922,179	1.4%
Cayman Islands	97,400,259	4.0%
China	4,722,412	0.2%
Germany	57,611,309	2.3%
Guernsey	55,920,042	2.3%
Hong Kong	94,709,099	3.9%
India	209,634,251	8.5%
Ireland	85,167,170	3.5%
Italy	2,517,872	0.1%
Japan	266,203,258	10.9%
Luxembourg	1,740,832	0.1%
Netherlands	80,789,605	3.3%
Philippines	17,291,291	0.7%
Singapore	6,822,358	0.3%
South Korea	78,159,550	3.2%
Sweden	95,066,863	3.9%
Switzerland	31,095,785	1.3%
Taiwan	121,051,062	4.9%
United Arab Emirates	1,991,073	0.1%
United Kingdom	115,670,022	4.7%
United States††	397,337,933	16.2%

Total	$2,452,437,402	100.0%

††	Includes Short-Term Securities and Other Securities (6.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	Gain

Euro 10/16/08	119,000,000	$184,838,364	$1,946,838
Euro 10/23/08	22,000,000	34,159,813	574,227

Total		$218,998,177	$2,521,065

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  27

Janus Adviser Global Research Fund (unaudited)

Fund Snapshot
This fund pulls together the best ideas from Janus’ research analysts into a single package.

Team-Based Approach
Led by Jim Goff,
Director of Research

Performance Overview

Since the Fund’s inception on November 28, 2007 through July 31, 2008, Janus Adviser Global Research Fund’s Class S Shares returned -11.30%. The Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, returned -9.73%.

Market Overview

Nervousness over a U.S.-led global economic slowdown and lingering problems in the credit markets provided a negative backdrop for worldwide equity markets during much of the period. Non-U.S. markets peaked early in the period, but essentially followed U.S. stocks lower, finishing near the lows of what was a volatile twelve months. While the U.S. Federal Reserve’s (Fed) aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Despite losing ground late in the period, emerging markets outperformed developed markets with much of the out-performance coming from Latin American countries like Brazil. Meanwhile, China and India, two of the strongest performing markets early on in the period, suffered sharp pullbacks from their highs amid concerns over global growth and inflation. Oil’s relentless march to record levels paused in mid-July and the U.S. dollar’s downtrend versus most major currencies stabilized somewhat over the last four months of the period. Financials were the worst performing group as nervousness remained over the potential for more write-downs and capital raising activities. Consumer discretionary stocks were close behind while utilities and energy stocks were among the gainers. As the period came to a close, aside from inflation worries, much attention was on the headwinds still facing the U.S. and global economies, including continued weakness in the U.S. housing market, soft U.S. labor markets, slowing manufacturing activity worldwide and relatively tight credit conditions.

Detractors from Fund Performance

Stocks that dragged on Fund performance included Park24, a Japanese parking lot operator. Gas prices have affected people’s driving habits, which in turn have affected the amount that Park24’s parking lots have been used. This decreased utilization has rippled through their business and affected profitability.

Shanghai Electric, an infrastructure company in China, was another detractor. China has been a weak emerging market over the past year. We feel that Shanghai Electric’s valuation is still strong and favorable for the long term. Because of China’s explosive growth over a multi-year period, there is a massive need for infrastructure that we do not believe is going to abate any time soon.

Brazilian airplane manufacturer Embraer bucked the positive trend of the Brazilian market, brought down by the woes of the global airline industry. With all the pressure on airline companies there was concern that Embraer would lose orders. We believe Embraer’s planes are more economical to operate than its competitors’ and we think airlines will continue to place orders and retire older, less efficient planes. We believe our investment thesis in Embraer will play out in the long term.

Contributors to Fund Performance

The Fund’s leading performer during the period was fertilizer company Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, which are all important components of fertilizers. We bought Potash because of our long-term bullish view on agriculture and related products. Potash reported excellent results amid tight potash supply conditions and strong demand for this key ingredient used in fertilizer. We continue to see a super-cycle among agricultural commodities and related products, such as potash, for which the Canadian company is the world’s largest supplier.

Owens-Illinois, North America’s largest glass container manufacturer, was also a strong contributor to Fund performance. In 2007, the company underwent significant restructuring efforts, including divesting a large plastics division that was an underperforming, non-core part of the company. We purchased Owens-Illinois because we were confident in management’s strategy to improve the firm’s profit margins and returns. Our investment thesis did indeed play out, as the company continued to generate strong results from its internal improvements. Near the end of the period, however, the company started to face some

28  Janus Adviser Series  July 31, 2008

(unaudited)

weakness because of concern surrounding rising natural gas prices.

Rounding out the Fund’s top performers was Nabors Industries, an oil service company that continued to benefit from the very strong oil market. Nabors is in the oil rig leasing business. There has been excess demand relative to capacity for both offshore and onshore oil rigs, so rates have been exceptionally strong and profitable.

Outlook

We will continue to monitor the potential for further slowing in the U.S. and other large economies and the impact this could have on the rest of the global economy. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser Global Research Fund.

Janus Adviser Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.91%
Syngenta A.G.	0.60%
Owens-Illinois, Inc.	0.58%
Petroleo Brasileiro S.A. (ADR)	0.44%
Nabors Industries, Ltd.	0.39%

5 Bottom Performers – Holdings

Contribution

Acergy S.A.	-0.78%
Park24 Company, Ltd.	-0.76%
Shanghai Electric Group Company, Ltd.	-0.75%
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	-0.69%
China Merchants Holdings International Company, Ltd.	-0.53%

Top Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	0.27%	10.98%	11.49%
Industrials	-0.77%	27.79%	27.02%
Healthcare	-1.11%	10.90%	11.26%
Technology	-1.70%	18.25%	18.13%

Bottom Performers – Sectors

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer	-3.30%	16.45%	16.17%
Financials	-2.62%	8.42%	8.43%
Communications	-1.90%	7.22%	7.50%

Janus Adviser Series  July 31, 2008  29

Janus Adviser Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Syngenta A.G. Agricultural Chemicals	2.6%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.6%
Siemens A.G. Diversified Operations	2.5%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	2.3%
Acergy S.A. Oil – Field Services	2.1%

12.1%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 9.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

30  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2008		Expense Ratios – estimated for the initial fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Global Research Fund – Class A Shares

NAV	–11.10%	1.85%	1.25%(a)

MOP	–16.21%

Janus Adviser Global Research Fund – Class C Shares

NAV	–11.60%	2.60%	2.00%(a)

CDSC	–12.48%

Janus Adviser Global Research Fund – Class I Shares	–10.90%	1.60%	1.00%(b)

Janus Adviser Global Research Fund – Class S Shares	–11.30%	1.99%	1.50%(c)

Morgan Stanley Capital International World Growth Index	–9.73%

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  31

Janus Adviser Global Research Fund (unaudited)

The Fund’s expense ratios shown were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Contractual waivers, where applicable, agreed to by Janus Capital are included in the prospectus under “Net Annual Fund Operating Expenses”.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class I Shares and Class S Shares commenced operations on November 28, 2007. The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflect the performance of the Fund’s respective class from November 28, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper does not rate (rank) this Fund as it is less than 1 year old.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	Fund’s inception date – November 28, 2007

32  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$944.70	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$940.40	$9.65

Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	$10.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$945.90	$4.84

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$942.60	$7.24

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 2.00% for Class C Shares, 1.00% for Class I Shares, and 1.50% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  33

Janus Adviser Global Research Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 95.6%
Advertising Sales – 0.5%
633	Lamar Advertising Co. – Class A*	$24,041
Aerospace and Defense – 3.8%
9,795	BAE Systems PLC	87,097
2,915	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	89,083
		176,180
Aerospace and Defense – Equipment – 1.2%
843	United Technologies Corp.	53,935
Agricultural Chemicals – 5.2%
585	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	119,498
411	Syngenta A.G.	119,823
		239,321
Agricultural Operations – 1.1%
249	Bunge, Ltd.	24,631
22,000	Chaoda Modern Agriculture Holdings, Ltd.	25,445
		50,076
Airlines – 0.4%
780	Ryanair Holdings PLC (ADR)*	18,993
Apparel Manufacturers – 1.5%
4,100	Esprit Holdings, Ltd.	43,823
340	VF Corp.	24,337
		68,160
Applications Software – 0.8%
1,465	Microsoft Corp.	37,680
Athletic Footwear – 0.8%
618	NIKE, Inc. – Class B	36,264
Audio and Video Products – 0.7%
900	Sony Corp.	33,902
Brewery – 0.6%
416	InBev N.V.	28,003
Building – Residential and Commercial – 1.2%
99	NVR, Inc.*	54,680
Casino Hotels – 1.2%
5,290	Crown, Ltd.	39,073
2,473	Melco PBL Entertainment (Macau), Ltd. (ADR)*	15,283
		54,356
Cellular Telecommunications – 1.8%
885	America Movil S.A. de C.V. – Series L (ADR)	44,684
14,902	Vodafone Group PLC	40,006
		84,690
Chemicals – Diversified – 0.7%
398	Bayer A.G.	34,358
Chemicals – Specialty – 0.7%
40,000	Huabao International Holdings, Ltd.	32,138
Commercial Banks – 0.9%
1,493	Anglo Irish Bank Corp. PLC	11,768
414	ICICI Bank, Ltd. (ADR)	12,259
645	Standard Chartered PLC	19,605
		43,632
Commercial Services – 1.1%
8,800	Park24 Company, Ltd.	48,972
Computers – 1.7%
343	Apple, Inc.*	54,520
210	Research In Motion, Ltd. (U.S. Shares)*	25,792
		80,312
Cosmetics and Toiletries – 1.5%
1,251	Avon Products, Inc.	53,043
230	Colgate-Palmolive Co.	17,082
		70,125
Diversified Minerals – 1.4%
2,220	Companhia Vale do Rio Doce (ADR)	66,667
Diversified Operations – 5.9%
10,000	China Merchants Holdings International Company, Ltd.	38,092
1,313	Cooper Industries, Ltd. – Class A	55,369
757	Danaher Corp.	60,296
12,000	Melco International Development, Ltd.	7,444
927	Siemens A.G.	113,117
		274,318
Drug Delivery Systems – 0.6%
680	Hospira, Inc.*	25,949
Electric – Generation – 0.5%
1,410	AES Corp.*	22,757
Electronic Components – Semiconductors – 1.7%
6,450	ARM Holdings PLC	12,158
941	Microsemi Corp.*	24,428
74	Samsung Electronics Company, Ltd.	41,202
		77,788
Electronic Measuring Instruments – 1.4%
300	Keyence Corp.	64,835
Energy – Alternate Sources – 1.4%
4,120	JA Solar Holdings Company, Ltd. (ADR)*	62,500
Engineering – Research and Development Services – 1.8%
3,115	ABB, Ltd.	82,099
Enterprise Software/Services – 0.6%
1,212	Oracle Corp.*	26,094
Entertainment Software – 0.5%
504	Electronic Arts, Inc.*	21,763
Finance – Investment Bankers/Brokers – 1.7%
475	JP Morgan Chase & Co.	19,299
1,080	Lehman Brothers Holdings, Inc.	18,727
1,600	Nomura Holdings, Inc.	23,084
342	optionsXpress Holdings, Inc.	8,485
567	UBS A.G. (U.S. Shares)*	10,949
		80,544
Finance – Other Services – 1.2%
121	CME Group, Inc.	43,575
800	Hong Kong Exchanges & Clearing, Ltd.	11,841
		55,416
Food – Catering – 0.9%
28,000	FU JI Food & Catering Services	39,305
Food – Miscellaneous/Diversified – 0.9%
919	Nestle S.A.	40,283

See Notes to Schedules of Investments and Financial Statements.

34  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Food – Retail – 1.1%
3,717	Tesco PLC	$26,407
1,111	Whole Foods Market, Inc.	24,631
		51,038
Independent Power Producer – 0.8%
973	NRG Energy, Inc.*	35,310
Investment Management and Advisory Services – 0.6%
672	National Financial Partners Corp.	14,011
258	T. Rowe Price Group, Inc.	15,442
		29,453
Machinery – General Industrial – 1.0%
100,000	Shanghai Electric Group Company, Ltd.*	43,950
Medical – Biomedical and Genetic – 2.6%
674	Celgene Corp.*	50,880
517	Genzyme Corp.*	39,628
553	Gilead Sciences, Inc.*	29,851
		120,359
Medical – Drugs – 2.6%
695	Merck & Company, Inc.	22,866
333	Roche Holding A.G.	61,506
749	Shire PLC (ADR)	37,705
		122,077
Medical – HMO – 0.7%
950	Coventry Health Care, Inc.*	33,602
Medical Products – 1.3%
727	Covidien, Ltd.	35,797
360	Zimmer Holdings, Inc.*	24,808
		60,605
Multimedia – 0.9%
587	McGraw-Hill Companies, Inc.	23,874
1,265	News Corporation, Inc. – Class A	17,874
		41,748
Networking Products – 0.7%
1,370	Cisco Systems, Inc.*	30,126
Oil – Field Services – 2.6%
5,766	Acergy S.A.	97,008
236	Schlumberger, Ltd. (U.S. Shares)	23,978
		120,986
Oil and Gas Drilling – 1.3%
1,695	Nabors Industries, Ltd.*	61,800
Oil Companies – Exploration and Production – 0.4%
205	Occidental Petroleum Corp.	16,160
Oil Companies – Integrated – 5.8%
690	Hess Corp.	69,966
373	Lukoil (ADR)	31,220
1,899	Petroleo Brasileiro S.A. (ADR)	106,173
1,103	Suncor Energy, Inc.	59,972
		267,331
Oil Field Machinery and Equipment – 0.7%
699	Cameron International Corp.*	33,384
Optical Supplies – 1.0%
263	Alcon, Inc. (U.S. Shares)	45,349
Physical Practice Management – 0.6%
553	Pediatrix Medical Group, Inc.*	26,903
Power Converters and Power Supply Equipment – 0.8%
893	Hubbell, Inc. – Class A	37,649
Real Estate Management/Services – 1.2%
655	CB Richard Ellis Group, Inc. – Class A*	9,203
2,000	Mitsubishi Estate Company, Ltd.	47,927
		57,130
Real Estate Operating/Development – 1.5%
6,000	CapitaLand, Ltd.	24,869
14,000	Hang Lung Properties, Ltd.	43,922
		68,791
Reinsurance – 0.3%
4	Berkshire Hathaway, Inc. – Class B*	15,316
REIT – Diversified – 0.4%
1,454	CapitalSource, Inc.	16,895
Retail – Apparel and Shoe – 1.5%
743	Industria de Diseno Textil S.A.	35,706
1,165	Nordstrom, Inc.	33,482
		69,188
Retail – Consumer Electronics – 0.5%
330	Yamada Denki Company, Ltd.	22,291
Retail – Drug Store – 0.9%
1,112	CVS/Caremark Corp.	40,588
Retail – Restaurants – 1.0%
779	McDonald’s Corp.	46,576
Semiconductor Components/Integrated Circuits – 2.5%
6,359	Atmel Corp.*	22,447
800	Cypress Semiconductor Corp.*	21,800
4,735	Marvell Technology Group, Ltd.*	70,031
		114,278
Telecommunication Equipment – 2.3%
5,711	Arris Group, Inc.*	54,654
1,128	CommScope, Inc.*	50,298
		104,952
Telecommunication Equipment – Fiber Optics – 0.8%
1,947	Corning, Inc.	38,959
Telecommunication Services – 2.2%
2,510	Amdocs, Ltd. (U.S. Shares)*	76,329
435	SAVVIS, Inc.*	7,017
1,196	Time Warner Telecom, Inc. – Class A*	19,112
		102,458
Television – 1.0%
4,443	British Sky Broadcasting Group PLC	39,792
135	British Sky Broadcasting Group PLC (ADR)	4,834
		44,626
Tobacco – 1.0%
1,409	Altria Group, Inc.	28,673
309	Philip Morris International, Inc.	15,960
		44,633
Transportation – Services – 1.7%
500	C.H. Robinson Worldwide, Inc.	24,100
863	United Parcel Service, Inc. – Class B	54,438
		78,538
Web Portals/Internet Service Providers – 0.6%
60	Google, Inc. – Class A*	28,425

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  35

Janus Adviser Global Research Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Wireless Equipment – 2.8%
1,233	Crown Castle International Corp.*	$47,100
762	QUALCOMM, Inc.	42,169
3,783	Telefonaktiebolaget L.M. Ericsson – Class B	39,656
		128,925

Total Common Stock (cost $4,877,553)		4,410,535

Preferred Stock – 0%
U.S. Government Agencies – 0%
80	Fannie Mae, convertible, 8.75% (cost $3,993)	1,970

Money Market – 2.1%
97,799	Janus Institutional Cash Management Fund – Institutional Shares, 2.56% (cost $97,799)	97,799

Total Investments (total cost $4,979,345) – 97.7%		4,510,304

Cash, Receivables and Other Assets, net of Liabilities – 2.3%		106,152

Net Assets – 100%		$4,616,456

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$39,073	0.9%
Belgium	28,003	0.6%
Bermuda	323,589	7.2%
Brazil	261,922	5.8%
Canada	205,262	4.5%
Cayman Islands	142,534	3.2%
China	43,950	1.0%
Germany	147,475	3.3%
Guernsey	76,329	1.7%
Hong Kong	101,299	2.2%
India	12,258	0.3%
Ireland	30,761	0.7%
Japan	241,011	5.3%
Luxembourg	97,009	2.1%
Mexico	44,684	1.0%
Netherlands Antilles	23,978	0.5%
Russia	31,220	0.7%
Singapore	24,869	0.6%
South Korea	41,201	0.9%
Spain	35,706	0.8%
Sweden	39,656	0.9%
Switzerland	360,009	8.0%
United Kingdom	267,604	5.9%
United States††	1,890,902	41.9%

Total	$4,510,304	100.0%

††	Includes Short-Term Securities (39.8% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

36  Janus Adviser Series  July 31, 2008

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot
Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee
portfolio manager

Performance Overview

Janus Adviser Worldwide Fund’s Class S Shares returned -19.19% over the 12-month period ended July 31, 2008. The Fund’s benchmark, the Morgan Stanley Capital International World IndexSM, returned -10.88% during the period.

Market Overview

Nervousness over a U.S.-led global economic slowdown and lingering problems in the credit markets provided a negative backdrop for worldwide equity markets during much of the period. Non-U.S. markets peaked early in the period, but essentially followed U.S. stocks lower, finishing near the lows of what was a volatile twelve months. While the U.S. Federal Reserve’s (Fed) aggressive rate cuts and liquidity injections provided a tailwind for world markets in March and April, rising energy prices, more evidence of slowing economic growth and inflation worries weighed on sentiment as the period came to a close.

Stocks in the U.S. outperformed those in Europe and Japan in local currency terms. Despite losing ground late in the period, emerging markets outperformed developed markets with much of the out-performance coming from Latin American countries like Brazil. Meanwhile, China and India, two of the strongest performing markets early on in the period, suffered sharp pullbacks from their highs amid concerns over global growth and inflation. Oil’s relentless march to record levels paused in mid-July and the U.S. dollar’s downtrend versus most major currencies stabilized somewhat over the last four months of the period. Financials were the worst performing group as nervousness remained over the potential for more write-downs and capital raising activities. Consumer discretionary stocks were close behind while utilities and energy stocks were among the gainers. As the period came to a close, aside from inflation worries, much attention was on the headwinds still facing the U.S. and global economies, including continued weakness in the U.S. housing market, soft U.S. labor markets, slowing manufacturing activity worldwide and relatively tight credit conditions.

Detractors from Fund Performance

Homebuilder Centex detracted from returns as the homebuilding sector has been very weak. We think the housing sector is bottoming out, meaning that inventories are starting to go down and that a better balance is developing between supply and demand. We feel Centex is a financially sound business, and we believe we will be well positioned once this sector starts to show signs of health again. Therefore, we added to the position.

Another detractor was Swiss-based UBS A.G., one of the largest investment managers in the world. As with the majority of companies in the financial sector, UBS has been hit by overall weakness in the sector and write-downs from subprime lending exposure. We like the stock, however, because we believe the other parts of the business continue to be valuable, particularly the asset management business in Asia. We added to the position on the weakness.

Contributors to Fund Performance

The Fund’s leading performer over the last 12 months was fertilizer company Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, which are all important components of fertilizers. We bought Potash because of our long-term bullish view on agriculture and related products. Potash reported excellent results amid tight potash supply conditions and strong demand for this key ingredient used in fertilizer. We continue to see a super-cycle among agricultural commodities and related products, such as potash, for which the Canadian company is the world’s largest supplier. We trimmed the position to harvest gains.

Syngenta, a crop protection company that manufactures insecticides, pesticides, herbicides and genetically modified seeds was another standout during the period. Along with the potash companies in the Fund, Syngenta has benefited from this strong cycle of agricultural commodities and related products. We trimmed the position to harvest gains.

Outlook

Looking ahead, we will be paying close attention to the U.S. employment picture, the availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity

Janus Adviser Series  July 31, 2008  37

Janus Adviser Worldwide Fund (unaudited)

prices have a more permanent impact on the general level of inflation.

The pressures facing the U.S. consumer, historically a key driver of global growth, have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Global markets may continue to be volatile given the growing uncertainty and mounting worries over inflation. We will continue to monitor the potential for further slowing in the U.S. and other large economies and the impact this could have on the rest of the global economy. Nevertheless, we remain committed to our fundamental investment approach in our effort to find opportunities that we believe represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your continued investment in Janus Adviser Worldwide Fund.

Janus Adviser Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.80%
Syngenta A.G.	0.71%
Medco Health Solutions, Inc.	0.47%
Berkshire Hathaway, Inc. – Class B	0.28%
Consolidated Media Holdings, Ltd.	0.23%

5 Bottom Performers – Holdings

Contribution

British Sky Broadcasting Group PLC	-2.02%
UBS A.G.	-1.29%
Centex Corp.	-1.28%
Lennar Corp. – Class A	-1.16%
Sprint Nextel Corp.	-0.99%

5 Top Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Materials	2.10%	5.34%	7.49%
Consumer Staples	0.20%	1.87%	8.78%
Energy	0.00%	0.00%	11.07%
Utilities	0.00%	0.00%	4.64%
Health Care	-0.27%	7.82%	8.79%

5 Bottom Performers – Sectors

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	-9.19%	29.69%	9.81%
Financials	-5.25%	21.54%	22.53%
Information Technology	-4.31%	26.57%	10.79%
Industrials	-1.08%	5.20%	11.42%
Telecommunication Services	-0.84%	1.99%	4.69%

38  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Dell, Inc. Computers	7.4%
British Sky Broadcasting Group PLC Television	5.6%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.7%
eBay, Inc. E-Commerce/Services	4.5%
Millea Holdings, Inc. Property and Casualty Insurance	3.5%

25.7%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

As of July 31, 2007

Janus Adviser Series  July 31, 2008  39

Janus Adviser Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Worldwide Fund – Class A Shares

NAV	–18.98%	5.48%	1.48%	8.72%	1.06%	0.92%(a)

MOP	–23.63%	4.42%	0.97%	8.58%

Janus Adviser Worldwide Fund – Class C Shares

NAV	–19.59%	4.94%	0.84%	8.14%	1.83%	1.69%(a)

CDSC	–20.40%	4.94%	0.84%	8.14%

Janus Adviser Worldwide Fund – Class I Shares	–18.74%	5.48%	1.48%	8.72%	0.80%	0.66%(b)

Janus Adviser Worldwide Fund – Class R Shares	–19.39%	5.21%	1.23%	8.59%	1.54%	1.43%(c)

Janus Adviser Worldwide Fund – Class S Shares	–19.19%	5.48%	1.48%	8.72%	1.28%	1.20%(c)

Morgan Stanley Capital International World IndexSM	–10.88%	10.99%	3.96%	7.36%

Lipper Quartile – Class S Shares	4th	4th	4th	N/A**

Lipper Ranking – Class S Shares based on total returns for Global Funds	425/449	267/270	113/123	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

See important disclosures on the next page.

40  Janus Adviser Series  July 31, 2008

(unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Fund’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund’s benchmark index for that period.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Worldwide Growth Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Janus Adviser Series  July 31, 2008  41

Janus Adviser Worldwide Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$854.00	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$850.80	$7.64

Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$855.40	$3.00

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$852.00	$6.45

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$853.10	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

†	Expenses are equal to the annualized expense ratio of 0.90% for Class A Shares, 1.66% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

42  Janus Adviser Series  July 31, 2008

Janus Adviser Worldwide Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Common Stock – 98.8%
Agricultural Chemicals – 2.2%
6,125	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$1,251,154
4,862	Syngenta A.G.	1,417,468
		2,668,622
Apparel Manufacturers – 2.6%
299,800	Esprit Holdings, Ltd.	3,204,407
Applications Software – 1.5%
557,085	Misys PLC	1,885,079
Audio and Video Products – 1.1%
36,400	Sony Corp.	1,371,143
Automotive – Cars and Light Trucks – 0%
2	Nissan Motor Company, Ltd.	15
Broadcast Services and Programming – 1.2%
51,380	Liberty Global, Inc. – Class A*	1,481,285
Building – Residential and Commercial – 6.5%
108,150	Centex Corp.	1,587,642
110,795	Lennar Corp. – Class A#	1,340,620
183,125	Pulte Homes, Inc.	2,235,956
133,465	Ryland Group, Inc.#	2,748,043
		7,912,261
Building and Construction Products – Miscellaneous – 1.1%
46,575	USG Corp.* ,#	1,336,703
Building Products – Cement and Aggregate – 0.8%
46,565	Cemex S.A. de C.V. (ADR)* ,#	989,972
Casino Hotels – 1.1%
171,611	Crown, Ltd.	1,267,540
156,000	Galaxy Entertainment Group, Ltd.*	65,357
		1,332,897
Chemicals – Diversified – 1.9%
36,800	Shin-Etsu Chemical Company, Ltd.	2,253,863
Computers – 7.4%
366,415	Dell, Inc.*	9,002,816
Distribution/Wholesale – 1.2%
413,800	Li & Fung, Ltd.	1,405,360
E-Commerce/Products – 1.3%
20,710	Amazon.com, Inc.*	1,581,001
E-Commerce/Services – 6.3%
216,060	eBay, Inc.*	5,438,231
57,795	Expedia, Inc.* ,#	1,131,048
65,805	IAC/InterActiveCorp*	1,148,955
		7,718,234
Electronic Components – Miscellaneous – 2.7%
98,392	Koninklijke (Royal) Philips Electronics N.V.	3,264,746
Electronic Components – Semiconductors – 2.5%
427,945	ARM Holdings PLC	806,677
2,015	Samsung Electronics Company, Ltd.	1,121,898
47,490	Texas Instruments, Inc.	1,157,806
		3,086,381
Energy – Alternate Sources – 0.2%
8,995	Suntech Power Holdings Company, Ltd. (ADR)* ,#	300,973
Finance – Consumer Loans – 1.0%
69,400	SLM Corp.* ,#	1,188,822
Finance – Investment Bankers/Brokers – 4.7%
101,608	JP Morgan Chase & Co.	4,128,333
84,159	UBS A.G.*	1,610,724
		5,739,057
Finance – Mortgage Loan Banker – 1.4%
27,215	Fannie Mae	312,973
29,315	Freddie Mac#	239,504
21,068	Housing Development Finance Corporation, Ltd.	1,115,583
		1,668,060
Finance – Other Services – 0.4%
1,420	CME Group, Inc.	511,385
Insurance Brokers – 3.4%
131,320	Willis Group Holdings, Ltd.	4,106,376
Investment Companies – 0.1%
11,721	RHJ International*	131,560
Medical – Biomedical and Genetic – 1.7%
32,115	Amgen, Inc.*	2,011,362
Medical – HMO – 2.9%
16,555	Aetna, Inc.	678,921
13,155	Coventry Health Care, Inc.*	465,292
83,015	UnitedHealth Group, Inc.	2,331,061
		3,475,274
Medical Products – 1.3%
32,535	Covidien, Ltd.	1,602,023
Multi-Line Insurance – 1.8%
81,990	American International Group, Inc.	2,135,840
Networking Products – 1.7%
94,770	Cisco Systems, Inc.*	2,083,992
Pharmacy Services – 1.2%
28,360	Medco Health Solutions, Inc.*	1,406,089
Property and Casualty Insurance – 5.1%
77,130	First American Corp.	1,943,676
115,000	Millea Holdings, Inc.	4,292,469
		6,236,145
Real Estate Management/Services – 2.3%
20,800	Daito Trust Construction Company, Ltd.	949,083
79,000	Mitsubishi Estate Company, Ltd.	1,893,115
		2,842,198
Real Estate Operating/Development – 1.3%
368,000	CapitaLand, Ltd.	1,525,290
Reinsurance – 2.8%
877	Berkshire Hathaway, Inc. – Class B*	3,358,033
Retail – Apparel and Shoe – 1.4%
35,919	Industria de Diseno Textil S.A.#	1,726,160
Retail – Consumer Electronics – 1.5%
27,330	Yamada Denki Company, Ltd.	1,846,133
Retail – Drug Store – 1.1%
35,745	CVS/Caremark Corp.	1,304,693
Retail – Major Department Stores – 1.0%
15,095	Sears Holdings Corp.*,#	1,222,695

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  43

Janus Adviser Worldwide Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Schools – 0.7%
14,675	Apollo Group, Inc. – Class A*	$914,106
Semiconductor Components/Integrated Circuits – 1.9%
158,830	Marvell Technology Group, Ltd.*	2,349,096
Semiconductor Equipment – 0.6%
29,630	ASML Holding N.V.	680,442
Telecommunication Equipment – Fiber Optics – 0.6%
38,140	Corning, Inc.	763,181
Television – 5.6%
755,280	British Sky Broadcasting Group PLC	6,764,267
Transportation – Services – 1.2%
22,505	United Parcel Service, Inc. – Class B	1,419,615
Water Treatment Systems – 0.6%
32,455	Nalco Holding Co.	762,693
Web Portals/Internet Service Providers – 4.7%
287,850	Yahoo!, Inc.*	5,725,337
Wireless Equipment – 3.2%
87,335	Nokia Oyj	2,386,948
139,227	Telefonaktiebolaget L.M. Ericsson – Class B	1,459,458
		3,846,406

Total Common Stock (cost $133,487,362)		120,142,088

Preferred Stock – 0.2%
U.S. Government Agencies – 0.2%
9,150	Fannie Mae (cost $457,500)	225,273

Other Securities – 6.3%
950,580	Allianz Dresdner Daily Asset Fund†	950,580
2,651,224	Repurchase Agreements†	2,651,224
4,077,972	Time Deposits†	4,077,972

Total Other Securities (cost $7,679,776)		7,679,776

Total Investments (total cost $141,624,638) – 105.3%		128,047,137

Liabilities, net of Cash, Receivables and Other Assets – (5.3)%		(6,467,804)

Net Assets – 100%		$121,579,333

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,267,540	1.0%
Belgium	131,560	0.1%
Bermuda	12,667,263	9.9%
Canada	1,251,154	1.0%
Cayman Islands	300,973	0.2%
Finland	2,386,948	1.9%
Hong Kong	65,357	0.0%
India	1,115,584	0.9%
Japan	12,605,820	9.8%
Mexico	989,972	0.8%
Netherlands	3,945,188	3.1%
Singapore	1,525,290	1.2%
South Korea	1,121,898	0.9%
Spain	1,726,160	1.3%
Sweden	1,459,458	1.1%
Switzerland	3,028,192	2.4%
United Kingdom	9,456,022	7.4%
United States††	73,002,758	57.0%

Total	$128,047,137	100.0%

††	Includes Other Securities (51.0% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

44  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  45

Statements of Assets and Liabilities

	Janus Adviser	Janus Adviser
As of July 31, 2008	International	International
(all numbers in thousands except net asset value per share)	Equity Fund	Forty Fund

Assets:
Investments at cost(1)	$183,416	$1,552
Unaffiliated investments at value(1)	$158,431	$1,332
Affiliated money market investments	$13,477	$118
Cash	457	–
Cash denominated in foreign currency(2)	60	10
Restricted cash (Note 1)	–	7
Deposits with broker for short sales	–	6
Receivables:
Investments sold	–	–
Fund shares sold	1,128	33
Dividends	242	1
Interest	4	–
Due from adviser	–	89
Non-interested Trustees’ deferred compensation	3	–
Other assets	–	–
Forward currency contracts	–	–
Total Assets	173,802	1,596
Liabilities:
Payables:
Short sales, at value(3)	–	6
Collateral for securities loaned (Note 1)	10,530	–
Due to custodian	–	53
Investments purchased	–	43
Fund shares repurchased	124	–
Dividends	–	–
Advisory fees	95	1
Audit fees	21	–
Transfer agent fees and expenses	4	–
Administrative service fees – Class R Shares	–	N/A
Administrative service fees – Class S Shares	1	–
Distribution fees – Class A Shares	14	–
Distribution fees – Class C Shares	14	–
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	1	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	2	1
Non-interested Trustees’ deferred compensation fees	3	–
Foreign tax liability	19	–
Accrued expenses and other payables	29	34
Total Liabilities	10,857	138
Net Assets	$162,945	$1,458
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$172,499	$1,554
Undistributed net investment income/(loss)*	748	(1)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,235	7
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(11,537)(4)	(102)
Total Net Assets	$162,945	$1,458
Net Assets – Class A Shares	$73,749	$321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,395	35
Net Asset Value Per Share(5)	$11.53	$9.11
Maximum Offering Price Per Share(6)	$12.23	$9.67
Net Assets – Class C Shares	$16,623	$248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,462	27
Net Asset Value Per Share(5)	$11.37	$9.10
Net Assets – Class I Shares	$68,397	$662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,938	73
Net Asset Value Per Share	$11.52	$9.11
Net Assets – Class R Shares	$750	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66	N/A
Net Asset Value Per Share	$11.40	N/A
Net Assets – Class S Shares	$3,426	$227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	295	25
Net Asset Value Per Share	$11.62	$9.11

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $10,079,357, $131,253,775 and $7,430,161 of securities loaned for Janus Adviser International Equity Fund, Janus Adviser International Growth Fund, and Janus Adviser Worldwide Fund, respectively (Note 1).
(2)	Includes cost of $59,903, $9,527, $2,305,022, and $6,242 for Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, and Janus Adviser Global Research Fund, respectively.
(3)	Includes proceeds of $5,840 for Janus Adviser International Forty Fund.
(4)	Net of foreign taxes on investments of $19,056 and $680,300 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

46  Janus Adviser Series  July 31, 2008

Janus Adviser	Janus Adviser
International	Global	Janus Adviser
Growth Fund	Research Fund	Worldwide Fund

$2,462,307	$4,979	$141,625
$2,355,381	$4,412	$128,047
$97,057	$98	$–
3,299	63	–
2,269	6	–
–	–	–
–	–	–

693	57	1,236
3,871	10	86
4,475	5	115
128	–	12
–	40	–
45	–	2
368	–	4
2,521	–	–
2,470,107	4,691	129,502

–	–	–
136,463	–	7,680
–	–	24
17,318	49	–
3,284	–	110
–	–	–
1,178	2	20
21	18	–
19	2	3
16	N/A	–
313	–	19
70	1	1
191	1	1
32	N/A	–
313	–	19
–	–	–
–	–	–
1	–	–
14	1	3
45	–	2
680	–	–
86	1	41
160,044	75	7,923
$2,310,063	$4,616	$121,579

$2,107,755	$5,174	$235,996
(11,318)	(1)	563
221,460	(88)	(101,402)

(7,834)(4)	(469)	(13,578)
$2,310,063	$4,616	$121,579
$333,371	$2,642	$2,308
5,773	297	78
$57.75	$8.89	$29.43
$61.27	$9.43	$31.23
$225,546	$796	$1,193
3,870	90	40
$58.29	$8.84	$29.55
$177,652	$734	$29,137
3,069	82	989
$57.89	$8.91	$29.47
$77,809	N/A	$573
1,356	N/A	20
$57.38	N/A	$29.19
$1,495,685	$444	$88,368
25,916	50	3,001
$57.71	$8.87	$29.44

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  47

Statements of Operations

	Janus Adviser	Janus Adviser
For the fiscal year or period ended July 31, 2008	International	International
(all numbers in thousands)	Equity Fund	Forty Fund(1)

Investment Income:
Interest	$2	–
Securities lending income	42	–
Dividends	1,705	2
Dividends from affiliates	211	–
Foreign tax withheld	(132)	–
Total Investment Income	1,828	2
Expenses:
Advisory fees	525	1
Transfer agent expenses	13	2
Registration fees	83	70
Custodian fees	103	3
Professional fees	30	25
System fees	29	–
Printing Fees	42	–
Non-interested Trustees’ fees and expenses	8	1
Short sales dividend expenses	–	–
Distribution fees – Class A Shares	55	–
Distribution fees – Class C Shares	60	–
Distribution fees – Class R Shares	3	N/A
Distribution fees – Class S Shares	7	–
Administrative services fees – Class R Shares	2	N/A
Administrative services fees – Class S Shares	7	–
Networking fees – Class A Shares	2	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Other expenses	7	11
Non-recurring costs (Note 2)	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	976	113
Expense and Fee Offset	(6)	–
Net Expenses	970	113
Less: Excess Expense Reimbursement	–	(110)
Net Expenses after Expense Reimbursement	970	3
Net Investment Income/(Loss)	858	(1)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	1,229	6
Net realized gain/(loss) from short sales	–	1
Net realized gain/(loss from options contracts	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(10,915)(3)	(102)
Net Gain/(Loss) on Investments	(9,686)	(95)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,828)	$(96)

(1)	Period from May 30, 2008 (inception date) through July 31, 2008.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.
(3)	Net of foreign taxes on investments of $19,056 and $680,300 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.

See Notes to Financial Statements.

48  Janus Adviser Series  July 31, 2008

Janus Adviser	Janus Adviser
International	Global	Janus Adviser
Growth Fund	Research Fund(2)	Worldwide Fund

$64	–	$6
1,219	–	119
37,667	26	2,309
6,354	4	242
(2,832)	(2)	(80)
42,472	28	2,596

14,280	12	896
94	5	14
94	86	68
691	9	38
29	23	29
31	21	–
43	37	–
55	6	8
–	–	–
739	2	6
2,307	4	11
258	N/A	3
3,838	1	294
129	N/A	2
3,838	1	294
166	–	1
168	–	1
10	–	–
34	6	82
–	–	–
–	–	–
26,804	213	1,747
(61)	–	(3)
26,743	213	1,744
(50)	(186)	(125)
26,693	27	1,619
15,779	1	977

245,875	(90)	13,835
–	–	–
4,205	–	–
(369,733)(3)	(469)	(44,656)
(119,653)	(559)	(30,821)
$(103,874)	$(558)	$(29,844)

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  49

Statements of Changes in Net Assets

	Janus Adviser		Janus Adviser
	International		International
For each fiscal year or period ended July 31	Equity Fund		Forty Fund
(all numbers in thousands)	2008	2007(1)	2008(2)

Operations:
Net investment income/(loss)	$858	$118	$(1)
Net realized gain/(loss) from investment and foreign currency transactions	1,229	52	6
Net realized gain/(loss) from short sales	–	–	1
Net realized gain/(loss) from options contracts	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(10,915)	(622)	(102)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,828)	(452)	(96)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(6)	–	–
Class C Shares	–	–	–
Class I Shares	(134)	–	–
Class R Shares	–	–	N/A
Class S Shares	–	–	–
Net realized gain from investment transactions*
Class A Shares	(8)	–	–
Class C Shares	(6)	–	–
Class I Shares	(114)	–	–
Class R Shares	(3)	–	N/A
Class S Shares	(3)	–	–
Net Decrease from Dividends and Distributions	(274)	–	–
Capital Share Transactions:
Shares sold
Class A Shares	81,288	751	344
Class C Shares	18,116	788	270
Class I Shares	55,051	23,761	690
Class R Shares	187	500	N/A
Class S Shares	8,496	536	250
Redemption fees
Class I Shares	13	–	–
Class R Shares	–	–	N/A
Class S Shares	53	–	–
Reinvested dividends and distributions
Class A Shares	13	–	–
Class C Shares	4	–	–
Class I Shares	248	–	–
Class R Shares	3	–	N/A
Class S Shares	3	–	–
Shares repurchased
Class A Shares	(3,515)	(15)	–
Class C Shares	(1,181)	(1)	–
Class I Shares	(7,093)	(292)	–
Class R Shares	(10)	–	N/A
Class S Shares	(5,204)	(1)	–
Net Increase/(Decrease) from Capital Share Transactions	146,472	26,027	1,554
Net Increase/(Decrease) in Net Assets	137,370	25,575	1,458
Net Assets:
Beginning of period	25,575	–	–
End of period	$162,945	$25,575	$1,458

Undistributed net investment income/(loss)*	$748	$122	$(1)

*	See Note 3 in Notes to Financial Statements.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	Period from May 30, 2008 (inception date) through July 31, 2008.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

50  Janus Adviser Series  July 31, 2008

Janus Adviser		Janus Adviser
International		Global	Janus Adviser
Growth Fund		Research Fund	Worldwide Fund
2008	2007(3)	2008(4)	2008	2007

$15,779	$3,119	$1	$977	$151
245,875	126,654	(90)	13,835	21,528
–	–	–	–
4,205	–	–	–	–
(369,733)	239,805	(469)	(44,656)	17,999
(103,874)	369,578	(558)	(29,844)	39,678

(3,815)	(424)	–	(7)	(4)
(1,937)	(478)	–	–	(19)
(1,811)	(249)	–	(158)	–
(460)	(25)	–	(1)	–
(16,256)	(5,959)	–	(230)	(2,741)

(14,919)	–	–	–	–
(12,336)	–	–	–	–
(6,508)	–	–	–	–
(2,146)	–	–	–	–
(78,900)	–	–	–	–
(139,088)	(7,135)	–	(396)	(2,764)

358,122	86,637	3,018	3,258	605
124,606	112,292	884	591	341
154,042	52,670	832	44,788	162
81,606	20,844	N/A	331	514
784,600	756,752	500	21,587	29,980

19	1	–	21	–
4	–	N/A	–	–
447	200	–	18	18

13,527	252	–	5	2
8,915	321	–	–	19
7,299	249	–	158	–
1,717	7	N/A	1	–
94,345	5,875	–	230	2,739

(111,690)	(14,306)	(60)	(1,045)	(36)
(40,394)	(8,228)	–	(234)	(178)
(33,575)	(4,091)	–	(9,502)	(1)
(17,553)	(3,538)	N/A	(138)	–
(605,822)	(250,855)	–	(48,917)	(75,766)
820,215	755,082	5,174	11,152	(41,601)
577,253	1,117,525	4,616	(19,088)	(4,687)

1,732,810	615,285	–	140,667	145,354
$2,310,063	$1,732,810	$4,616	$121,579	$140,667

$(11,318)	$(1,048)	$(1)	$563	$(8)

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  51

Financial Highlights

Class A Shares

For a share outstanding during	Janus Adviser International Equity Fund
each fiscal year or period ended July 31	2008	2007(1)(2)

Net Asset Value, Beginning of Period	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	.09
Net gain/(loss) on securities (both realized and unrealized)	.29	1.26
Total from Investment Operations	.27	1.35
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$11.53	$11.35
Total Return**	2.29%	13.50%
Net Assets, End of Period (in thousands)	$73,749	$800
Average Net Assets for the Period (in thousands)	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(3)	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.27%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%	1.44%
Portfolio Turnover Rate***	39%	57%

Janus Adviser
International
For a share outstanding during	Forty Fund
the period ended July 31	2008(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on securities (both realized and unrealized)	(.89)
Total from Investment Operations	(.89)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.11
Total Return**	(8.90)%
Net Assets, End of Period (in thousands)	$321
Average Net Assets for the Period (in thousands)	$247
Ratio of Gross Expenses to Average Net Assets***(3)	1.54%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.54%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%
Portfolio Turnover Rate***	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from May 30, 2008 (inception date) through July 31, 2008
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.50% and 1.50%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

52  Janus Adviser Series  July 31, 2008

Class A Shares

For a share outstanding during	Janus Adviser International Growth Fund
each fiscal year or period ended July 31	2008	2007(1)	2006	2005(2)

Net Asset Value, Beginning of Period	$62.84	$43.41	$31.33	$24.80
Income from Investment Operations:
Net investment income/(loss)	.67	.26	.43	.27
Net gain/(loss) on securities (both realized and unrealized)	(1.58)	19.63	12.00	6.45
Total from Investment Operations	(.91)	19.89	12.43	6.72
Less Distributions:
Dividends (from net investment income)*	(.85)	(.46)	(.35)	(.19)
Distributions (from capital gains)*	(3.33)	–	–	–
Total Distributions	(4.18)	(.46)	(.35)	(.19)
Net Asset Value, End of Period	$57.75	$62.84	$43.41	$31.33
Total Return**	(1.93)%	46.02%	39.84%	27.19%
Net Assets, End of Period (in thousands)	$333,371	$110,026	$19,442	$82
Average Net Assets for the Period (in thousands)	$295,702	$59,131	$8,012	$28
Ratio of Gross Expenses to Average Net Assets***(3)	0.98%	0.99%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	0.54%	1.42%	1.24%
Portfolio Turnover Rate***	40%	41%	65%	50%

Janus Adviser
Global Research
For a share outstanding during	Fund
the period ended July 31	2008(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on securities (both realized and unrealized)	(1.11)
Total from Investment Operations	(1.11)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.89
Total Return**	(11.10)%
Net Assets, End of Period (in thousands)	$2,642
Average Net Assets for the Period (in thousands)	$1,220
Ratio of Gross Expenses to Average Net Assets***(3)	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%
Portfolio Turnover Rate***	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  53

Financial Highlights (continued)

Class A Shares

For a share outstanding during	Janus Adviser Worldwide Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$36.44	$28.37	$27.50	$24.88
Income from Investment Operations:
Net investment income/(loss)	.37	.33	.46	.23
Net gain/(loss) on securities (both realized and unrealized)	(7.27)	8.50	.72	2.52
Total from Investment Operations	(6.90)	8.83	1.18	2.75
Less Distributions:
Dividends (from net investment income)*	(.11)	(.76)	(.31)	(.13)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.11)	(.76)	(.31)	(.13)
Net Asset Value, End of Period	$29.43	$36.44	$28.37	$27.50
Total Return**	(18.98)%	31.39%	4.26%	11.05%
Net Assets, End of Period (in thousands)	$2,308	$637	$50	$40
Average Net Assets for the Period (in thousands)	$2,208	$217	$45	$21
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%	0.91%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%	0.37%	1.45%	1.18%
Portfolio Turnover Rate***	32%	24%	48%	33%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

54  Janus Adviser Series  July 31, 2008

Class C Shares

For a share outstanding during	Janus Adviser International Equity Fund
each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	.04
Net gain/(loss) on securities (both realized and unrealized)	.14	1.26
Total from Investment Operations	.12	1.30
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$11.37	$11.30
Total Return**	1.02%	13.00%
Net Assets, End of Period (in thousands)	$16,623	$846
Average Net Assets for the Period (in thousands)	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(2)	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(2)	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.63%
Portfolio Turnover Rate***	39%	57%

Janus Adviser
International
For a share outstanding during	Forty Fund
the period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.89)
Total from Investment Operations	(.90)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.10
Total Return**	(9.00)%
Net Assets, End of Period (in thousands)	$248
Average Net Assets for the Period (in thousands)	$242
Ratio of Gross Expenses to Average Net Assets***(2)	2.29%(4)
Ratio of Net Expenses to Average Net Assets***(2)	2.29%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.13)%
Portfolio Turnover Rate***	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.25% and 2.25%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  55

Financial Highlights (continued)

Class C Shares

For a share outstanding during	Janus Adviser International Growth Fund
each fiscal year ended July 31	2008	2007(1)	2006	2005	2004

Net Asset Value, Beginning of Period	$63.53	$44.15	$31.92	$24.30	$20.23
Income from Investment Operations:
Net investment income/(loss)	.14	.10	.23	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	(1.53)	19.68	12.12	7.67	4.19
Total from Investment Operations	(1.39)	19.78	12.35	7.68	4.20
Less Distributions:
Dividends (from net investment income)*	(.52)	(.40)	(.12)	(.06)	(.13)
Distributions (from capital gains)*	(3.33)	–	–	–	–
Total Distributions	(3.85)	(.40)	(.12)	(.06)	(.13)
Net Asset Value, End of Period	$58.29	$63.53	$44.15	$31.92	$24.30
Total Return	(2.65)%	44.96%	38.76%	31.64%	20.75%
Net Assets, End of Period (in thousands)	$225,546	$158,456	$28,905	$2,448	$1,975
Average Net Assets for the Period (in thousands)	$230,731	$82,743	$11,720	$2,114	$1,839
Ratio of Gross Expenses to Average Net Assets(2)	1.73%	1.74%	1.75%	1.73%	1.74%
Ratio of Net Expenses to Average Net Assets(2)	1.73%	1.73%	1.73%	1.73%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.10%	(0.22)%	0.57%	0.08%	0.08%
Portfolio Turnover Rate	40%	41%	65%	50%	80%

Janus Adviser
Global Research
For a share outstanding during	Fund
the period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(1.13)
Total from Investment Operations	(1.16)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.84
Total Return**	(11.60)%
Net Assets, End of Period (in thousands)	$796
Average Net Assets for the Period (in thousands)	$564
Ratio of Gross Expenses to Average Net Assets***(2)	2.00%
Ratio of Net Expenses to Average Net Assets***(2)	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.54)%
Portfolio Turnover Rate***	80%

     *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year.
 ***Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

56  Janus Adviser Series  July 31, 2008

Class C Shares

For a share outstanding during	Janus Adviser Worldwide Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$36.75	$28.71	$27.80	$25.31	$23.79
Income from Investment Operations:
Net investment income/(loss)	.19	(.13)	.20	.03	(.10)
Net gain/(loss) on securities (both realized and unrealized)	(7.39)	8.83	.77	2.46	1.69
Total from Investment Operations	(7.20)	8.70	.97	2.49	1.59
Less Distributions:
Dividends (from net investment income)*	–	(.66)	(.06)	–	(.07)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.66)	(.06)	–	(.07)
Net Asset Value, End of Period	$29.55	$36.75	$28.71	$27.80	$25.31
Total Return	(19.59)%	30.51%	3.48%	9.84%	6.68%
Net Assets, End of Period (in thousands)	$1,193	$1,097	$707	$795	$806
Average Net Assets for the Period (in thousands)	$1,137	$946	$776	$823	$894
Ratio of Gross Expenses to Average Net Assets(1)	1.65%	1.65%	1.66%	1.65%	1.70%
Ratio of Net Expenses to Average Net Assets(1)	1.65%	1.65%	1.65%	1.65%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.02%	(0.38)%	0.74%	0.14%	(0.23)%
Portfolio Turnover Rate	32%	24%	48%	33%	153%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  57

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser International Equity Fund
each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$11.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.05
Net gain/(loss) on securities (both realized and unrealized)	.16	1.34
Total from Investment Operations	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	(.05)	–
Redemption Fees	–(2)	–
Total Distributions and Other	(.11)	–
Net Asset Value, End of Period	$11.52	$11.39
Total Return**	2.02%	13.90%
Net Assets, End of Period (in thousands)	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(3)	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)	1.18%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.17%	2.28%
Portfolio Turnover Rate***	39%	57%

Janus Adviser
International
For a share outstanding during	Forty Fund
the period ended July 31	2008(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on securities (both realized and unrealized)	(.89)
Total from Investment Operations	(.89)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.11
Total Return**	(8.90)%
Net Assets, End of Period (in thousands)	$662
Average Net Assets for the Period (in thousands)	$369
Ratio of Gross Expenses to Average Net Assets***(3)	1.28%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.28%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%
Portfolio Turnover Rate***	54%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the period ended.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from May 30, 2008 (inception date) through July 31, 2008
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.25% and 1.25%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

58  Janus Adviser Series  July 31, 2008

Class I Shares

	Janus Adviser International
For a share outstanding during	Growth Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$62.87	$43.34	$35.86
Income from Investment Operations:
Net investment income/(loss)	.85	.35	.50
Net gain/(loss) on securities (both realized and unrealized)	(1.58)	19.67	7.34
Total from Investment Operations	(.73)	20.02	7.84
Less Distributions and Other:
Dividends (from net investment income)*	(.93)	(.49)	(.37)
Distributions (from capital gains)*	(3.33)	–	–
Redemption fees	.01	–(2)	.01
Total Distributions and Other	(4.25)	(.49)	(.36)
Net Asset Value, End of Period	$57.89	$62.87	$43.34
Total Return**	(1.63)%	46.39%	22.05%
Net Assets, End of Period (in thousands)	$177,652	$69,211	$10,565
Average Net Assets for the Period (in thousands)	$142,947	$32,194	$6,278
Ratio of Gross Expenses to Average Net Assets***(3)	0.69%	0.73%	0.75%
Ratio of Net Expenses to Average Net Assets***(3)	0.68%	0.71%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.19%	0.77%	1.27%
Portfolio Turnover Rate***	40%	41%	65%

Janus Adviser
Global Research
For a share outstanding during	Fund
the period ended July 31	2008(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02
Net gain/(loss) on securities (both realized and unrealized)	(1.11)
Total from Investment Operations	(1.09)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.91
Total Return**	(10.90)%
Net Assets, End of Period (in thousands)	$734
Average Net Assets for the Period (in thousands)	$574
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%
Portfolio Turnover Rate***	80%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  59

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser Worldwide Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$36.41	$28.29	$28.54
Income from Investment Operations:
Net investment income/(loss)	.24	.87	.39
Net gain/(loss) on securities (both realized and unrealized)	(7.08)	8.04	(.24)
Total from Investment Operations	(6.84)	8.91	.15
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.79)	(.40)
Distributions (from capital gains)*	–	–	–
Redemption fees	.04	–	–
Total Distributions and Other	(.10)	(.79)	(.40)
Net Asset Value, End of Period	$29.47	$36.41	$28.29
Total Return**	(18.74)%	31.77%	0.48%
Net Assets, End of Period (in thousands)	$29,137	$186	$10
Average Net Assets for the Period (in thousands)	$34,111	$89	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.65%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.99%	0.78%	2.03%
Portfolio Turnover Rate***	32%	24%	48%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

60  Janus Adviser Series  July 31, 2008

Class R Shares

For a share outstanding during	Janus Adviser International Equity Fund
each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.07
Net gain/(loss) on securities (both realized and unrealized)	.14	1.25
Total from Investment Operations	.13	1.32
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$11.40	$11.32
Total Return**	1.11%	13.20%
Net Assets, End of Period (in thousands)	$750	$566
Average Net Assets for the Period (in thousands)	$647	$553
Ratio of Gross Expenses to Average Net Assets***(2)	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(2)	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.85%
Portfolio Turnover Rate***	39%	57%

     *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year.
 ***Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  61

Financial Highlights (continued)

Class R Shares

For a share outstanding during	Janus Adviser International Growth Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$62.60	$43.45	$31.23	$24.80
Income from Investment Operations:
Net investment income/(loss)	.56	.35	.23	.11
Net gain/(loss) on securities (both realized and unrealized)	(1.74)	19.26	11.92	6.48
Total from Investment Operations	(1.18)	19.61	12.15	6.59
Less Distributions and Other:
Dividends (from net investment income)*	(.71)	(.46)	(.14)	(.16)
Distributions (from capital gains)*	(3.33)	–	–	–
Redemption fees	–	–(2)	.21	–
Total Distributions and Other	(4.04)	(.46)	.07	(.16)
Net Asset Value, End of Period	$57.38	$62.60	$43.45	$31.23
Total Return**	(2.37)%	45.33%	39.64%	26.67%
Net Assets, End of Period (in thousands)	$77,809	$19,950	$650	$12
Average Net Assets for the Period (in thousands)	$51,592	$7,384	$183	$11
Ratio of Gross Expenses to Average Net Assets***(3)	1.43%	1.46%	1.50%	1.48%
Ratio of Net Expenses to Average Net Assets***(3)	1.43%	1.44%	1.48%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	0.10%	0.68%	0.48%
Portfolio Turnover Rate***	40%	41%	65%	50%

For a share outstanding during	Janus Adviser Worldwide Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$36.25	$28.26	$27.42	$24.88
Income from Investment Operations:
Net investment income/(loss)	.11	.55	.28	.10
Net gain/(loss) on securities (both realized and unrealized)	(7.13)	8.10	.75	2.54
Total from Investment Operations	(7.02)	8.65	1.03	2.64
Less Distributions:
Dividends (from net investment income)*	(.04)	(.66)	(.19)	(.10)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.04)	(.66)	(.19)	(.10)
Net Asset Value, End of Period	$29.19	$36.25	$28.26	$27.42
Total Return**	(19.39)%	30.84%	3.75%	10.62%
Net Assets, End of Period (in thousands)	$573	$510	$12	$11
Average Net Assets for the Period (in thousands)	$601	$59	$12	$11
Ratio of Gross Expenses to Average Net Assets***(3)	1.40%	1.42%	1.40%	1.39%
Ratio of Net Expenses to Average Net Assets***(3)	1.40%	1.40%	1.39%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	(0.33)%	1.01%	0.45%
Portfolio Turnover Rate***	32%	24%	48%	33%

     *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year.
 ***Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

62  Janus Adviser Series  July 31, 2008

Class S Shares

For a share outstanding during	Janus Adviser International Equity Fund
each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.08
Net gain/(loss) on securities (both realized and unrealized)	–	1.26
Total from Investment Operations	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–
Distributions (from capital gains)*	(.05)	–
Redemption Fees	.31
Total Distributions and Other	.25	–
Net Asset Value, End of Period	$11.62	$11.34
Total Return**	2.94%	13.40%
Net Assets, End of Period (in thousands)	$3,426	$602
Average Net Assets for the Period (in thousands)	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(2)	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(2)	1.54%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.07%	1.10%
Portfolio Turnover Rate***	39%	57%

Janus Adviser
International
For a share outstanding during	Forty Fund
the period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.88)
Total from Investment Operations	(.89)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.11
Total Return**	(8.90)%
Net Assets, End of Period (in thousands)	$227
Average Net Assets for the Period (in thousands)	$237
Ratio of Gross Expenses to Average Net Assets***(2)	1.79%(4)
Ratio of Net Expenses to Average Net Assets***(2)	1.79%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.62)%
Portfolio Turnover Rate***	54%

     *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year.
 ***Annualized for periods of less than one full year.

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.75% and 1.75%, respectively, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  63

Financial Highlights (continued)

Class S Shares

For a share outstanding during	Janus Adviser International Growth Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$62.75	$43.37	$31.28	$23.78	$19.87
Income from Investment Operations:
Net investment income/(loss)	.43	.08	.38	.19	.18
Net gain/(loss) on securities (both realized and unrealized)	(1.47)	19.68	11.92	7.48	3.93
Total from Investment Operations	(1.04)	19.76	12.30	7.67	4.11
Less Distributions and Other:
Dividends (from net investment income)*	(.69)	(.39)	(.22)	(.17)	(.21)
Distributions (from capital gains)*	(3.33)	–	–	–	–
Redemption fees	.02	.01	.01	–(1)	.01
Total Distributions and Other	(4.00)	(.38)	(.21)	(.17)	(.20)
Net Asset Value, End of Period	$57.71	$62.75	$43.37	$31.28	$23.78
Total Return	(2.11)%	45.74%	39.47%	32.35%	20.76%
Net Assets, End of Period (in thousands)	$1,495,685	$1,375,167	$555,723	$296,948	$297,519
Average Net Assets for the Period (in thousands)	$1,535,025	$924,935	$446,026	$295,750	$419,064
Ratio of Gross Expenses to Average Net Assets(2)	1.18%	1.20%	1.24%	1.23%	1.24%
Ratio of Net Expenses to Average Net Assets(2)	1.18%	1.19%	1.23%	1.23%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.71%	0.29%	1.39%	0.59%	0.44%
Portfolio Turnover Rate	40%	41%	65%	50%	80%

Janus Adviser
Global Research
For a share outstanding during	Fund
the period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(1.12)
Total from Investment Operations	(1.13)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.87
Total Return**	(11.30)%
Net Assets, End of Period (in thousands)	$444
Average Net Assets for the Period (in thousands)	$478
Ratio of Gross Expenses to Average Net Assets***(2)	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%
Portfolio Turnover Rate***	80%

     *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year.
 ***Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

64  Janus Adviser Series  July 31, 2008

Class S Shares

For a share outstanding during	Janus Adviser Worldwide Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$36.50	$28.35	$27.47	$24.97	$23.43
Income from Investment Operations:
Net investment income/(loss)	.19	.12	.59	.20	.06
Net gain/(loss) on securities (both realized and unrealized)	(7.19)	8.65	.52	2.40	1.63
Total from Investment Operations	(7.00)	8.77	1.11	2.60	1.69
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.62)	(.23)	(.10)	(.15)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	.01	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	(.06)	(.62)	(.23)	(.10)	(.15)
Net Asset Value, End of Period	$29.44	$36.50	$28.35	$27.47	$24.97
Total Return	(19.19)%	31.17%	4.03%	10.41%	7.20%
Net Assets, End of Period (in thousands)	$88,368	$138,237	$144,575	$461,508	$709,102
Average Net Assets for the Period (in thousands)	$117,457	$144,333	$329,236	$585,697	$1,033,359
Ratio of Gross Expenses to Average Net Assets(2)	1.15%	1.15%	1.15%	1.15%	1.20%
Ratio of Net Expenses to Average Net Assets(2)	1.15%	1.15%	1.15%	1.15%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.53%	0.11%	1.14%	0.61%	0.23%
Portfolio Turnover Rate	32%	24%	48%	33%	153%

     *See Note 3 in Notes to Financial Statements.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  65

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at July 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

∞  Schedule of Fair Valued Securities (as of July 31, 2008)

		Value as a %
	Value	of Net Assets

Janus Adviser International Growth Fund
Eurodekania, Ltd.	$3,379,896	0.1%
Star Asia Financial, Ltd. (U.S. Shares) (144A)	225,540	0.0%
Trinity, Ltd.	5,211,966	0.2%

	$8,817,402	0.3%

Securites are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

66  Janus Adviser Series  July 31, 2008

§  Schedule of Restricted and Illiquid Securities (as of July 31, 2008)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Adviser International Growth Fund
Eurodekania, Ltd.	3/8/07	2,841,329	3,379,896	0.1%
Star Asia Financial, Ltd. (U.S. Shares) (144A)	2/22/07-6/22/07	$1,305,608	$225,540	0.0%
Trinity, Ltd.	11/14/07	5,272,128	5,211,966	0.2%

		$9,419,065	$8,817,402	0.3%

The Funds have registration rights for certain restricted securities held as of July 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2008 is noted below.

Fund	Aggregate Value

International & Global
Janus Adviser International Forty Fund	$27,519
Janus Adviser International Growth Fund	226,431,045

Janus Adviser Series  July 31, 2008  67

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Global Research Fund and Janus Adviser Worldwide Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified as defined by the 1940 Act, with the exception of Janus Adviser International Forty Fund, which is classified as non-diversified.

Each Fund in this report, except Janus Adviser International Forty Fund and Janus Adviser Global Research Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser International Forty Fund and Janus Adviser Global Research Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by

68  Janus Adviser Series  July 31, 2008

and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2008, the following Funds had on loan securities valued as indicated:

Value at
Fund	July 31, 2008

International & Global
Janus Adviser International Equity Fund	$10,079,357
Janus Adviser International Growth Fund	131,253,775
Janus Adviser Worldwide Fund	7,430,161

As of July 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	July 31, 2008

International & Global
Janus Adviser International Equity Fund	$10,529,701
Janus Adviser International Growth Fund	136,462,512
Janus Adviser Worldwide Fund	7,679,776

As of July 31, 2008, all cash collateral received by the following Funds were invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Fund	Time Deposits

International & Global
Janus Adviser International Equity Fund	$6,381,125
Janus Adviser International Growth Fund	78,231,468
Janus Adviser Worldwide Fund	4,077,972

Janus Adviser Series  July 31, 2008  69

Notes to Financial Statements (continued)

Repurchase
Fund	Agreements

International & Global
Janus Adviser International Equity Fund	$4,148,576
Janus Adviser International Growth Fund	50,860,855
Janus Adviser Worldwide Fund	2,651,224

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Additionally, the Funds may invest in total return swaps. Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the

70  Janus Adviser Series  July 31, 2008

return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any options purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short

Janus Adviser Series  July 31, 2008  71

Notes to Financial Statements (continued)

sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. As of July 31, 2008, Janus Adviser International Forty Fund had deposits with brokers of $5,839. The deposits represent restricted cash held as collateral in relation to short sales.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A

72  Janus Adviser Series  July 31, 2008

Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of July 31, 2008, Janus Adviser International Fory Fund had restricted cash in the amount of $7,324. The restricted cash represents collateral received in relation to short sales invested in by the Fund at July 31, 2008. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk,

Janus Adviser Series  July 31, 2008  73

Notes to Financial Statements (continued)

etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

International & Global
Janus Adviser International Equity Fund	All Asset Levels	0.68%
Janus Adviser International Forty Fund	All Asset Levels	0.73%
Janus Adviser International Growth Fund	All Asset Levels	0.64%
Janus Adviser Global Research Fund	All Asset Levels	0.64%
Janus Adviser Worldwide Fund	All Asset Levels	0.60%

For Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, Janus Adviser Global Research Fund and Janus Adviser Worldwide Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

International & Global
Janus Adviser International Equity Fund	MSCI EAFE® Index
Janus Adviser International Forty Fund	MSCI All Country World ex-U.S.SM
Janus Adviser Global Research Fund	MSCI World Growth IndexSM
Janus Adviser Worldwide Fund	MSCI World IndexSM

Any performance adjustment commenced on February 1, 2007 for Janus Adviser Worldwide Fund and December 1, 2007 for Janus Adviser International Equity Fund, prior to which only the base fee rate applied. Only the base fee rate will apply until December 2008 for Janus Adviser Global Research Fund and June 2009 for Janus Adviser International Forty Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance

74  Janus Adviser Series  July 31, 2008

Adjustment began February 2007 for Janus Adviser Worldwide Fund, December 2007 for Janus Adviser International Equity Fund and will begin December 2008 for Janus Adviser Global Research Fund and June 2009 for Janus Adviser International Forty Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

During the fiscal year ended July 31, 2008, the following Funds recorded the Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

International & Global
Janus Adviser International Equity Fund	$24,507
Janus Adviser Worldwide Fund	(32,522)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but

Janus Adviser Series  July 31, 2008  75

Notes to Financial Statements (continued)

not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

International & Global
Janus Adviser International Equity Fund	1.25%
Janus Adviser International Forty Fund	1.25%
Janus Adviser International Growth Fund	0.73%
Janus Adviser Global Research Fund	1.00%
Janus Adviser Worldwide Fund	0.65%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

For the fiscal year ended July 31, 2008, Janus Capital assumed $58,860 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2008, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class A Shares)	Sales Charge

International & Global
Janus Adviser International Equity Fund	$288
Janus Adviser International Growth Fund	4,591

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent
Deferred
Fund (Class C Shares)	Sales Charge

International & Global
Janus Adviser International Equity Fund	$1,910
Janus Adviser International Growth Fund	50,610
Janus Adviser Worldwide Fund	107

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2008, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

International & Global
Janus Adviser International Equity Fund	$29,950
Janus Adviser International Growth Fund	116,584
Janus Adviser Global Research Fund	354
Janus Adviser Worldwide Fund	1,842

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund; and Class I Shares and Class S Shares of Janus Adviser International Forty Fund and Janus Adviser Global Research

76  Janus Adviser Series  July 31, 2008

Fund held for 90 days or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply changed from three months or less to 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the fiscal year ended July 31, 2008 are indicated in the table below:

Fund	Redemption Fee

International & Global
Janus Adviser International Equity Fund	$66,408
Janus Adviser International Growth Fund	470,358
Janus Adviser Worldwide Fund	38,919

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser International Equity Fund	$20,558,926	$(15,944,369)	$106,573	$4,894,228
Janus Adviser International Forty Fund	47,306	–	93	47,306
Janus Adviser International Growth Fund	384,892,415	(354,389,533)	4,762,047	97,056,520
Janus Adviser Global Research Fund	3,384,449	(3,286,650)	1,420	97,799
Janus Adviser Worldwide Fund	33,966,976	(34,674,762)	142,578	–

	$442,850,072	$(408,295,314)	$5,012,711	$102,095,853

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser International Equity Fund	$71,267,280	$(63,061,631)	$104,404	$8,582,951
Janus Adviser International Forty Fund	322,700	(252,000)	123	70,700
Janus Adviser International Growth Fund	567,640,969	(622,552,467)	1,592,145	–
Janus Adviser Global Research Fund	6,933,475	(6,933,475)	2,234	–
Janus Adviser Worldwide Fund	37,058,338	(42,102,470)	99,765	–

	$683,222,762	$(734,902,043)	$1,798,671	$8,653,651

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2008, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/2007	Purchases	Purchases	Redemptions	Redemption	at 7/31/2008

International & Global
Janus Adviser International Equity Fund - Class A Shares	$500,000	$–	–	$(499,990)	6/10/08	$10
Janus Adviser International Equity Fund - Class C Shares	500,000	–	–	(499,990)	6/10/08	10
Janus Adviser International Equity Fund - Class I Shares	500,000	–	–	(499,990)	6/10/08	10
Janus Adviser International Equity Fund - Class R Shares	500,000	–	–	–	–	500,000
Janus Adviser International Equity Fund - Class S Shares	500,000	–	–	(499,990)	6/10/08	10
Janus Adviser International Forty Fund - Class A Shares	–	250,000	5/29/08	–	–	250,000
Janus Adviser International Forty Fund - Class C Shares	–	250,000	5/29/08	–	–	250,000
Janus Adviser International Forty Fund - Class I Shares	–	250,000	5/29/08	–	–	250,000
Janus Adviser International Forty Fund - Class S Shares	–	250,000	5/29/08	–	–	250,000
Janus Adviser Global Research Fund - Class A Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Global Research Fund - Class C Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Global Research Fund - Class I Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Global Research Fund - Class S Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Worldwide Fund - Class I Shares	10,000	–	–	(9,989)	6/10/08	11
Janus Adviser Worldwide Fund - Class R Shares	10,000	–	–	(9,989)	6/10/08	11

Janus Adviser Series  July 31, 2008  77

Notes to Financial Statements (continued)

3.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2007 through July 31, 2008. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2009.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Adviser International Equity Fund	$1,134,699	$1,108,147	$–	$(79,018)	$(10,809)	$(11,706,412)
Janus Adviser International Forty Fund	7,149	–	–	(514)	520	(102,852)
Janus Adviser International Growth Fund	69,318,058	156,094,202	–	–	169,358	(23,273,731)
Janus Adviser Global Research Fund	–	–	–	(53,847)	(106)	(504,176)
Janus Adviser Worldwide Fund	574,621	–	(86,946,737)	(12,727,912)	(3,339)	(15,313,597)

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July 31,	Accumulated
Fund	2011	Capital Losses

International & Global
Janus Adviser Worldwide Fund(1)	$(86,946,737)	$(86,946,737)

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

International & Global
Janus Adviser Worldwide Fund	$26,391,673

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

International & Global
Janus Adviser International Equity Fund	$183,595,170	$6,709,693	$(18,397,049)
Janus Adviser International Forty Fund	1,552,498	25,566	(127,944)
Janus Adviser International Growth Fund	2,475,030,832	330,331,009	(352,924,439)
Janus Adviser Global Research Fund	5,014,480	150,646	(654,822)
Janus Adviser Worldwide Fund	143,360,734	12,620,353	(27,933,950)

78  Janus Adviser Series  July 31, 2008

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser International Equity Fund	$274,059	$–	$–	$–
Janus Adviser International Forty Fund	–	–	–	–
Janus Adviser International Growth Fund	54,025,769	85,061,933	–	–
Janus Adviser Global Research Fund	–	–	–	–
Janus Adviser Worldwide Fund	396,289	–	–	–

For the fiscal year or period ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser International Equity Fund	$–	$–	$–	$–
Janus Adviser International Growth Fund	7,135,297	–	–	–
Janus Adviser Worldwide Fund	2,764,978	–	–	(5,617)

Janus Adviser Series  July 31, 2008  79

Notes to Financial Statements (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares				Class C Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

International & Global
Janus Adviser International Equity Fund	1.28%	9.77%(2)	N/A	N/A	2.04%	11.49%(2)	N/A	N/A	N/A	N/A
Janus Adviser International Forty Fund	56.43%(3)	N/A	N/A	N/A	52.96%(3)	N/A	N/A	N/A	N/A	N/A
Janus Adviser International Growth Fund	0.98%	0.99%	1.04%	1.05%(4)	1.75%	1.75%	1.77%	1.83%	1.74%	1.77%(5)
Janus Adviser Global Research Fund	9.57%(7)	N/A	N/A	N/A	12.96%(7)	N/A	N/A	N/A	N/A	N/A
Janus Adviser Worldwide Fund	1.03%	1.06%	1.17%	0.95%(4)	1.81%	1.83%	1.68%	1.74%	1.72%	1.73%(5)

(1)	The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser International Equity Fund and was less than 0.01%.
(2)	Period from November 28, 2006 (inception date) through July 31, 2007.
(3)	Period from May 30, 2008 (inception date) through July 31, 2008.
(4)	Period from September 30, 2004 (inception date) through July 31, 2005.
(5)	Period from September 30, 2002 (inception date) through July 31, 2003.
(6)	Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.
(7)	Period from November 28, 2007 (inception date) through July 31, 2008.

80  Janus Adviser Series  July 31, 2008

Class I Shares			Class R Shares				Class S Shares
2008(1)	2007(1)	2006(1)	2008(1)	2007(1)	2006(1)	2005(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

1.19%	2.40%(2)	N/A	2.07%	11.43%(2)	N/A	N/A	1.54%	11.01%(2)	N/A	N/A	N/A
73.31%(3)	N/A	N/A	N/A	N/A	N/A	N/A	50.69%(3)	N/A	N/A	N/A	N/A
0.69%	0.73%	0.75%(6)	1.43%	1.46%	1.52%	1.50%(4)	1.18%	1.20%	1.24%	1.25%	1.25%
11.45%(7)	N/A	N/A	N/A	N/A	N/A	N/A	12.57%(7)	N/A	N/A	N/A	N/A
0.73%	0.80%	0.74%(6)	1.48%	1.54%	1.46%	1.39%(4)	1.23%	1.28%	1.19%	1.15%	1.22%

Janus Adviser Series  July 31, 2008  81

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	Janus Adviser		Janus Adviser	Janus Adviser		Janus Adviser
	International		International	International		Global	Janus Adviser
For each fiscal year or period ended July 31	Equity Fund		Forty Fund	Growth Fund		Research Fund(3)	Worldwide Fund
(all numbers in thousands)	2008	2007(1)	2008(2)	2008	2007	2008	2008	2007

Transactions in Fund Shares – Class A Shares:
Shares sold	6,613	72	35	5,580	1,561	304	93	16
Reinvested dividends and distributions	1	-	-	217	5	-	-	-
Shares repurchased	(289)	(2)	-	(1,775)	(263)	(7)	(32)	(1)
Net Increase/(Decrease) in Fund Shares	6,325	70	35	4,022	1,303	297	61	15
Shares Outstanding, Beginning of Period	70	-	-	1,751	448	-	17	2
Shares Outstanding, End of Period	6,395	70	35	5,773	1,751	297	78	17
Transactions in Fund Shares – Class C Shares:
Shares sold	1,484	75	27	1,875	1,976	90	17	10
Reinvested dividends and distributions	-	-	-	141	6	-	-	-
Shares repurchased	(97)	-	-	(640)	(143)	-	(7)	(5)
Net Increase/(Decrease) in Fund Shares	1,387	75	27	1,376	1,839	90	10	5
Shares Outstanding, Beginning of Period	75	-	-	2,494	655	-	30	25
Shares Outstanding, End of Period	1,462	75	27	3,870	2,494	90	40	30
Transactions in Fund Shares – Class I Shares:
Shares sold	4,508	2,024	73	2,393	925	82	1,259	5
Reinvested dividends and distributions	20	-	-	117	5	-	5	-
Shares repurchased	(589)	(25)	-	(542)	(73)	-	(280)	-
Net Increase/(Decrease) in Fund Shares	3,939	1,999	73	1,968	857	82	984	5
Shares Outstanding, Beginning of Period	1,999	-	-	1,101	244	-	5	-
Shares Outstanding, End of Period	5,938	1,999	73	3,069	1,101	82	989	5
Transactions in Fund Shares – Class R Shares:
Shares sold	17	50	N/A	1,289	363	N/A	10	14
Reinvested dividends and distributions	-	-	N/A	28	-	N/A	-	-
Shares repurchased	(1)	-	N/A	(280)	(59)	N/A	(4)	-
Net Increase/(Decrease) in Fund Shares	16	50	N/A	1,037	304	N/A	6	14
Shares Outstanding, Beginning of Period	50	-	N/A	319	15	N/A	14	-
Shares Outstanding, End of Period	66	50	N/A	1,356	319	N/A	20	14
Transactions in Fund Shares – Class S Shares:
Shares sold	682	53	25	12,204	13,534	50	623	879
Reinvested dividends and distributions	-	-	-	1,511	110	-	6	83
Shares repurchased	(440)	-	-	(9,713)	(4,543)	-	(1,416)	(2,274)
Net Increase/(Decrease) in Fund Shares	242	53	25	4,002	9,101	50	(787)	(1,312)
Shares Outstanding, Beginning of Period	53	-	-	21,914	12,813	-	3,788	5,100
Shares Outstanding, End of Period	295	53	25	25,916	21,914	50	3,001	3,788

(1)	Period from November 28, 2006 (inception date) through July 31, 2007.
(2)	Period from May 30, 2008 (inception date) through July 31, 2008
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

6.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

International & Global
Janus Adviser International Equity Fund	$159,865,822	$27,795,331	$–	$–
Janus Adviser International Forty Fund(1)	1,484,322	56,651	–	–
Janus Adviser International Growth Fund	1,549,500,192	847,595,692	–	–
Janus Adviser Global Research Fund(2)	6,401,265	1,430,028	–	–
Janus Adviser Worldwide Fund	66,532,823	49,029,093	–	–

(1)	Period from May 30, 2008 (inception date) through July 31, 2008.
(2)	Period from November 28, 2008 (inception date) through July 31, 2008.

82  Janus Adviser Series  July 31, 2008

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these

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Notes to Financial Statements (continued)

complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event (Unaudited)

On September 7, 2008 the federal government placed Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, which effectively gave control to the federal government. On September 15, 2008, Lehman Brothers announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. On September 16, 2008 the federal government provided an emergency loan to American International Group Inc., which effectively gave control of the company to the federal government. The Funds’ investments in these issuers, as reflected in each Fund’s Schedule of Investments, expose investors to the negative (or positive) performance resulting from these and other events.

84  Janus Adviser Series  July 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser International Equity Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Global Research Fund, and Janus Adviser Worldwide Fund (five of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS DURING THE PERIOD

For Janus Adviser International Forty Fund

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), the investment adviser of Janus Adviser International Forty Fund (the “New Fund”), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of that agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees, at a meeting held on March 14, 2008, unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2010, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital’s resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital’s services to the other Funds for which it serves as investment adviser has generally been very good, and is consistent with or superior to quality norms in the mutual fund industry; that Janus Capital has sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital’s financial condition is sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital for their consideration of the proposed agreement, as well as information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds.

Costs of Services Provided
The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio manager and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into

86  Janus Adviser Series  July 31, 2008

account the expense limitations agreed to by Janus Capital, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients.

Benefits Derived from the Relationship with the New Fund
The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund’s Class S Shares for its services to the New Fund. They also considered Janus Capital’s proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates and the fees to be paid by the New Fund for such services, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the New Fund or other Funds in the Janus complex, and that the New Fund may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital’s use of “soft” commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that approval of the New Fund’s investment advisory agreement was in the best interest of the New Fund and its shareholders.

Janus Adviser Series  July 31, 2008  87

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

88  Janus Adviser Series  July 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

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Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

90  Janus Adviser Series  July 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2008:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Adviser International Equity Fund	$108,226	$1,516,799
Janus Adviser International Forty Fund	176	1,845
Janus Adviser International Growth Fund	2,356,832	34,217,919

Dividends Received Deduction Percentage

Fund

Janus Adviser International Equity Fund	1%
Janus Adviser International Growth Fund	2%
Janus Adviser Global Research Fund	100%
Janus Adviser Worldwide Fund	100%

Qualified Dividend Income

Fund

Janus Adviser International Equity Fund	99%
Janus Adviser International Forty Fund	23%
Janus Adviser International Growth Fund	31%
Janus Adviser Global Research Fund	100%
Janus Adviser Worldwide Fund	100%

Capital Gain Distributions

Fund

Janus Adviser International Growth	$85,061,933

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*	Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

92  Janus Adviser Series  July 31, 2008

TRUSTEES (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

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Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Adviser Global Research Fund	11/07-Present	Vice President and Director of Research of Janus Capital.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Adviser International Growth Fund	1/01-Present	Vice President of Janus Capital.

Julian Pick 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Adviser International Equity Fund	11/06-Present	Vice President and Research Analyst of Janus Capital. Formerly, Director of Global Equities for Deutsche Asset Management (London) (2001-2003).

Laurent Saltiel 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Adviser International Equity Fund Executive Vice President and Co-Portfolio Manager Janus Adviser International Forty Fund	11/06-Present 5/08-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Jason P. Yee 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Adviser Worldwide Fund	7/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

94  Janus Adviser Series  July 31, 2008

OFFICERS (continued)

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series  July 31, 2008  95

Notes

96  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  97

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-400 09-08

2008 Annual Report
Janus Adviser Series

Alternative
Janus Adviser Long/Short Fund
Janus Adviser Global Real Estate Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Alternative
Long/Short Fund	2
Global Real Estate Fund	14
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Schedules of Investments	32
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	48
Additional Information	49
Explanations of Charts, Tables and Financial Statements	50
Designation Requirements	53
Trustees and Officers	54

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2008 to July 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  July 31, 2008  1

Janus Adviser Long/Short Fund
(unaudited) (closed to new investors)

Fund Snapshot
The fund seeks to capitalize on global opportunities, utilizing both long and short positions to seek to deliver strong risk-adjusted returns over time.

David Decker
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Overview

During the twelve-month period ended July 31, 2008, Janus Adviser Long/Short Fund’s Class S Shares were down -8.65% versus the Fund’s primary benchmark, the S&P500® Index, which was down -11.09%. The Fund’s secondary benchmark, the London Interbank Offered Rate (LIBOR), returned 3.78% for the period. Given that our goal for the Fund is to preserve capital in difficult environments and then to generate positive risk-adjusted returns over time, this was a particularly disappointing result. As we will discuss, the latter half of the fiscal year proved particularly difficult, and in particular, April through July 2008. Despite the weak near-term results, we are confident in our team’s ability to identify companies that we believe can create value over time as well as destroy value over time, and then monetize those situations accordingly. Often those two situations do not occur concurrently, which we believe occurred in the past few months, leaving us with a situation where near-term weakness in our long positions more than offset strength in our short positions. We do expect our long performance to reverse itself over time. We also expect our solid shorting performance to continue. Within the twelve-month period ended July 31, 2008 we felt that we were successful selling short overvalued companies as well as shorting companies in thematically challenged sectors and then exiting the positions when the risk/reward proposition turned.

The global markets continue to experience severe turmoil as the U.S. housing crisis has evolved into a global credit crisis, compounded by the inflationary impact of soaring commodity prices, both hard and soft. The impact of the later has been extremely severe in south Asian countries such as India, which has been extremely susceptible to rising food and energy costs. Looking globally, it is very difficult to be optimistic about economic growth, particularly as the U.S. continues to weaken and Europe looks prepared to follow. However, we are of the belief that weakening global growth will at least temporarily ease the pressure on commodity costs, thereby easing some of the inflationary pressures. However, we are by no means of the belief that the U.S. credit crisis and the increasingly weak economy are nearing its end. In fact, it is very hard for us to be optimistic about U.S. economic growth as long as housing prices continue to fall and unemployment continues to rise. However, we think the more important question is whether the global stock markets have adequately discounted this impact. On this question we are less sure, but lean toward a “no”, meaning markets will likely remain very difficult to navigate. That said, the flexible nature of our mandate allows us to seek to capitalize on opportunities on both the long and the short side, and we do believe opportunities exist in both.

While the performance over the one year period modestly exceeded the performance of the S&P, the absolute performance was negative, and we take no solace from generating negative returns. The past six months in particular have been a very difficult period for Janus Adviser Long/Short Fund and while our shorts created value, severe underperformance of our longs more than offset this value, leading to very poor absolute returns. While the performance in the second half of the period was poor, we are nonetheless optimistic that our long positions will create long-term value and our short positions will ultimately destroy long-term value.

Contributors and Detractors

During the six month period ending July 31, 2008, the worst performing long positions detracting from performance in your Fund were: InBev (down -14.1%), Embraer-Empresa Brasileira de Aeronautica S.A. (down -27.6%), Reliant Energy (down -14.6%), Coventry Health Care (down -36.6%), and CB Richard Ellis Group (down -48.3%). We were very comfortable maintaining our positions at period end in all of these companies, despite the weak near-term performance. While there was a clear misstep in execution in the case of Coventry Health Care, we believe that it remains a very well managed and attractively valued company. We believe CB Richard Ellis, which leases commercial real estate, has a very good business model unfortunately operating in an extremely difficult global operating environment. We believe that Reliant Energy, which operates power plants, has been exceedingly attractively valued and the sell-off, precipitated by declining natural gas prices in the face of increasing coal prices, should prove temporary. Embraer, a Brazilian manufacturer of commercial and business jets, which sold off in the face of skyrocketing oil prices that pressured commercial airlines, should continue to be a beneficiary of the long-term global growth in aviation as well as the move toward low-cost fuel efficient aircraft. Finally, we are very confident that InBev, which sold off following the purchase of Anheuser-Busch, can create excellent value through the integration of the company as they have with

2  Janus Adviser Series  July 31, 2008

(unaudited)

other value-creating acquisitions made through its impressive history.

While it is clear a number of our longs had very poor performance during the period, we do not believe the intrinsic value of the companies have suffered permanent impairment and the thesis behind each investment had not changed as of period end.

During the one-year period ending July 31, 2008, poor performing long positions included those listed above as well as Sturm Ruger and J.C. Penney. In both cases we believe we made a mistake in analysis as both were turn-around opportunities that simply failed to execute. We exited both positions during the period.

Although the performance of the Fund during the period was marred by investment decisions that performed poorly, we did own what we considered to be some excellent companies that generated strong returns, including Owens-Illinois (the base return during the period was only 5.7% but we sold a substantial portion of our position at much higher levels), Cypress Semiconductor (up 90.5%), Plum Creek Timber Company (up 30.5%), Deutsche Boerse A.G. (up 60%), and Forest Oil (up 40.5%). Of those positions, we continued to hold Forest Oil and Plum Creek Timber as well as a reduced position in Owens-Illinois.

Conclusion

We are of the view that opportunity arises when industries are universally bought or sold, without regard for individual company valuation. This dynamic tends to become much more prevalent the deeper one gets into either a bull or bear market as momentum trades often dominate fundamental trades. This dynamic clearly occurred in the late “90s during the internet bubble when a clear understanding of the valuation of an internet stock was not a prerequisite for making money in the stock. That momentum environment quite obviously ended badly, at least for those holding overvalued companies with no valuation based rationale for doing so. More recently, we believe, considering valuation was not a prerequisite to making money selling financial stocks or buying commodity stocks during the past year. The contrarian in us is always looking for the direction and pace of the herd; the louder the stampede, the higher the probability that opportunity will arise for the thoughtful analyst willing to stray from the consensus view. In today’s market, perhaps the most intriguing opportunity in our view exists in U.S. financials, a category that has rightly been battered over the last year. As such, we feel that good quality companies have been cast aside along with the poor quality ones. In fact we believe some of the best opportunities exist in this category for generating returns over the coming years. However, it will not likely be easy because it has historically been the nature of markets that the largest opportunities reside in the most difficult of situations. We believe we have the right team of analysts to pick through the carnage of this and other industries to find opportunities for value creation.

We understand that this has been a difficult period and the performance of the Fund has been below our expectations, but we want to thank you for your continued investment in the Fund. We are increasingly optimistic about some of the opportunities that are presenting themselves, long and short, domestic and abroad.

Janus Adviser Series  July 31, 2008  3

Janus Adviser Long/Short Fund
(unaudited)

Janus Adviser Long/Short Fund At A Glance

5 Top Performers – Holdings

Contribution

Owens-Illinois, Inc.	1.08%
UltraShort Financials ProShares	0.78%
Cypress Semiconductor Corp.	0.73%
Plum Creek Timber Company, Inc.	0.63%
Deutsche Boerse A.G.	0.45%

5 Bottom Performers – Holdings

Contribution

J.C. Penney Company, Inc.	-1.32%
Sturm Ruger and Company, Inc.	-1.06%
CB Richard Ellis Group, Inc.	-1.05%
InBev N.V.	-0.81%
Reliant Energy, Inc.	-0.74%

5 Top Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	1.02%	7.80%	12.97%
Other*	0.47%	0.66%	0.00%
Telecommunication Services	0.00%	0.00%	3.49%
Materials	-0.03%	9.11%	3.45%
Information Technology	-0.19%	2.70%	16.21%

5 Bottom Performers – Sectors

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	-4.28%	19.40%	8.81%
Financials	-3.68%	23.58%	17.63%
Industrials	-2.77%	8.40%	11.59%
Consumer Staples	-1.26%	6.53%	10.32%
Utilities	-0.92%	6.65%	3.62%

*	Industry not classified by Global Industry Classification Standard

4  Janus Adviser Series  July 31, 2008

(unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

Emerging markets comprised 14.7% of total net assets.

As of July 31, 2007

Emerging markets comprised 11.8% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of July 31, 2008

Emerging markets comprised 0.5% of total net assets.

As of July 31, 2007

Emerging markets comprised 0.4% of total net assets.

Janus Adviser Series  July 31, 2008  5

Janus Adviser Long/Short Fund
(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Long/Short Fund(1) – Class A Shares

NAV	–8.47%	8.09%	3.46%	3.46%(a)

MOP	–13.64%	4.93%

Janus Adviser Long/Short Fund(1) – Class C Shares

NAV	–9.11%	7.29%	4.60%	4.20%(a)

CDSC	–9.95%	7.29%

Janus Adviser Long/Short Fund(1) – Class I Shares	–8.19%	8.41%	3.26%	3.21%(b)

Janus Adviser Long/Short Fund(1) – Class R Shares	–13.49%	4.78%	7.95%	3.67%(c)

Janus Adviser Long/Short Fund(1) – Class S Shares	–8.65%	7.90%	4.42%	3.99%(c)

S&P 500® Index	–11.09%	1.84%

London Interbank Offered Rate (LIBOR)	3.78%	4.61%

Lipper Quartile – Class S Shares	2nd	1st

Lipper Ranking – Class S Shares based on total returns for Long/Short Equity Funds	36/82	9/54

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limi. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

6  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends and interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund commenced operations on August 1, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund’s respective class from August 1, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2006

(1) Effective March 25th, 2008, Janus Adviser Long/Short Fund is closed to new investors.

Janus Adviser Series  July 31, 2008  7

Janus Adviser Long/Short Fund
(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$889.70	$15.65

Hypothetical (5% return before expenses)	$1,000.00	$1,008.30	$16.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$886.50	$19.28

Hypothetical (5% return before expenses)	$1,000.00	$1,004.43	$20.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$890.90	$14.29

Hypothetical (5% return before expenses)	$1,000.00	$1,009.75	$15.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$845.50	$62.54

Hypothetical (5% return before expenses)	$1,000.00	$957.09	$66.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$888.90	$16.20

Hypothetical (5% return before expenses)	$1,000.00	$1,007.71	$17.22

†	Expenses are equal to the annualized expense ratio of 3.33% for Class A Shares, 4.11% for Class C Shares, 3.04% for Class I Shares, 13.63% for Class R Shares and 3.45% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  July 31, 2008

Janus Adviser Long/Short Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 92.7%
Aerospace and Defense – 1.7%
498,800	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$15,243,328
Aerospace and Defense – Equipment – 0.4%
58,235	United Technologies Corp.	3,725,875
Agricultural Operations – 0.2%
1,344,000	Chaoda Modern Agriculture Holdings, Ltd.	1,554,446
Airport Development – Maintenance – 0%
120,882	Macquarie Airports	319,490
Apparel Manufacturers – 0.3%
38,605	VF Corp.	2,763,346
Auction House – Art Dealer – 0.8%
243,520	Sotheby’s Holdings, Inc. – Class A*	6,755,245
Automotive – Cars and Light Trucks – 1.2%
235,559	BMW A.G.**	10,580,915
Brewery – 4.4%
585,255	InBev N.V.**	39,396,905
Building Products – Cement and Aggregate – 2.2%
336,922	Cemex S.A. de C.V. (ADR)*	7,162,962
116,970	Martin Marietta Materials, Inc.	12,278,341
		19,441,303
Cable Television – 2.8%
926,830	DIRECTV Group, Inc.*	25,042,947
Closed-End Funds – 0.3%
139,900	Financial Select Sector SPDR Fund	3,026,037
Commercial Banks – 1.1%
142,907	ICICI Bank, Ltd.	2,108,550
204,192	ICICI Bank, Ltd. (ADR)	6,046,125
143,000	Mitsubishi UFJ Financial Group, Inc.	1,260,196
		9,414,871
Containers – Metal and Glass – 1.6%
347,086	Owens-Illinois, Inc.*	14,660,913
Diversified Operations – 4.4%
1,254,183	Barloworld, Ltd.	11,426,001
1,838,000	China Merchants Holdings International Company, Ltd.	7,001,325
450,900	Compass Diversified Trust	5,243,967
697,577	Invensys PLC*	3,883,162
93,754	Siemens A.G.**	11,440,260
		38,994,715
Electric – Generation – 2.6%
828,710	AES Corp.*	13,375,380
2,443,793	National Thermal Power Corporation, Ltd.	9,695,627
		23,071,007
Electric – Integrated – 1.1%
3,758,530	Tenaga Nasional Berhad	9,630,649
Electric – Transmission – 0.8%
3,261,750	Power Grid Corporation of India, Ltd.	7,183,954
Enterprise Software/Services – 1.9%
781,610	Oracle Corp.*	16,828,063
Food – Retail – 0.5%
640,091	Tesco PLC	4,547,400
Forestry – 3.7%
456,962	Plum Creek Timber Company, Inc.	22,263,189
205,585	Weyerhaeuser Co.	10,990,574
		33,253,763
General – 0%
649,530	Trinity, Ltd. ,§	295,566
Hotels and Motels – 0%
3,355	Home Inns & Hotels Management, Inc. (ADR)*	52,472
Independent Power Producer – 5.2%
487,720	NRG Energy, Inc.*	17,699,358
22,389	Reliance Power, Ltd.*	86,298
1,582,470	Reliant Energy, Inc.*	28,658,531
		46,444,187
Investment Companies – 0.3%
1,106,926	Australian Infrastructure Fund	2,299,552
Investment Management and Advisory Services – 0%
1,107	Future Capital Holdings, Ltd.*	9,101
Machinery – Construction and Mining – 0.9%
116,525	Caterpillar, Inc.	8,100,818
Medical – Biomedical and Genetic – 1.4%
204,680	Amgen, Inc.*	12,819,108
Medical – Drugs – 1.1%
454,015	Schering-Plough Corp.	9,570,636
Medical – HMO – 3.1%
493,308	Coventry Health Care, Inc.*	17,448,304
375,620	UnitedHealth Group, Inc.	10,547,410
		27,995,714
Medical Products – 1.0%
120,120	Covidien, Ltd.	5,914,708
48,993	Zimmer Holdings, Inc.*	3,376,108
		9,290,816
Metal – Diversified – 1.0%
87,625	Freeport-McMoRan Copper & Gold, Inc. – Class B	8,477,719
Metal Processors and Fabricators – 0.8%
177,137	Bharat Forge, Ltd.	1,054,438
65,555	Precision Castparts Corp.	6,124,804
		7,179,242
Mining Services – 1.1%
12,863,000	PT Bumi Resources Tbk	9,508,091
Motorcycle and Motor Scooter Manufacturing – 0.3%
71,210	Harley-Davidson, Inc.	2,694,586
Multi-Line Insurance – 0.1%
47,925	American International Group, Inc.	1,248,446
Multimedia – 4.9%
1,777,980	Liberty Media Corp. – Entertainment*	43,773,868
Networking Products – 0.3%
137,755	Cisco Systems, Inc.*	3,029,232
Oil Companies – Exploration and Production – 4.7%
93,895	Chesapeake Energy Corp.	4,708,834
514,505	Forest Oil Corp.*	29,342,221
2,600	OGX Petroleo e Gas Participacoes SA*	1,276,919

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Adviser Long/Short Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – (continued)
140,535	Sandridge Energy, Inc.*	$6,870,756
		42,198,730
Oil Companies – Integrated – 4.5%
726,335	Petroleo Brasileiro S.A. (ADR)	40,609,390
Oil Refining and Marketing – 0.6%
101,293	Reliance Industries, Ltd.	5,209,171
Paper and Related Products – 3.9%
27,355	Aracruz Celulose S.A. (ADR)	1,901,173
452,340	Potlatch Corp.	21,065,474
219,345	Rayonier, Inc.	10,247,798
71,720	Votorantim Celulose e Papel S.A. (ADR)	1,737,058
		34,951,503
Pipelines – 1.8%
147,609	Enbridge, Inc.	6,478,531
168,096	Kinder Morgan Management LLC*	9,230,152
		15,708,683
Real Estate Management/Services – 3.5%
980,705	CB Richard Ellis Group, Inc.*	13,778,906
119,000	Daito Trust Construction Company, Ltd.	5,429,849
485,000	Mitsubishi Estate Company, Ltd.	11,622,286
		30,831,041
Real Estate Operating/Development – 6.7%
4,244,000	CapitaLand, Ltd.	17,590,574
1,149,703	Forestar Real Estate Group, Inc.*	20,786,629
887,000	Hang Lung Properties, Ltd.	2,782,780
2,706,000	New World Development Company, Ltd.	5,066,507
382,360	St. Joe Co.	13,394,071
		59,620,561
REIT – Diversified – 1.1%
100,785	Vornado Realty Trust	9,581,630
REIT – Mortgages – 2.1%
1,044,151	Annaly Capital Management, Inc.	15,735,356
512,600	Gramercy Capital Corp.	3,465,176
		19,200,532
REIT – Office Property – 0.3%
25,195	Boston Properties, Inc.	2,423,507
REIT – Regional Malls – 1.4%
135,770	Simon Property Group, Inc.	12,576,375
REIT – Warehouse and Industrial – 2.6%
479,665	ProLogis	23,446,025
Resorts and Theme Parks – 2.7%
587,335	Vail Resorts, Inc.*	23,716,587
Retail – Apparel and Shoe – 0.3%
88,630	Nordstrom, Inc.	2,547,226
Retail – Consumer Electronics – 0.1%
17,570	Yamada Denki Company, Ltd.	1,186,848
Retail – Drug Store – 1.5%
366,680	CVS/Caremark Corp.	13,383,820
Retail – Hypermarkets – 0%
317,000	Wumart Stores, Inc.	302,358
Retail – Major Department Stores – 0.1%
133,276	Pantaloon Retail India, Ltd.	1,065,053
Semiconductor Components/Integrated Circuits – 0%
12,913	Taiwan Semiconductor Manufacturing Company, Ltd.	23,420
Steel – Producers – 1.1%
109,076	ArcelorMittal**	9,658,048
Transportation – Railroad – 0.2%
41,135	Canadian National Railway Co. (U.S. Shares)	2,169,872

Total Common Stock (cost $904,504,221)		828,634,706

Purchased Options – Calls – 1.2%
5,220	Annaly Capital Management, Inc. expires January 2009 exercise price $16.00	600,300
2,475	Capital One Financial Corp. expires August 2008 exercise price $45.00	297,000
2,715	Chesapeake Energy Corp. expires January 2009 exercise price $60.00	1,303,200
5,337	Financial Select Sector SPDR Fund expires December 2008 exercise price $19.00	2,070,756
8,007	Owens-Illinois, Inc. expires August 2008 exercise price $35.00	6,005,250
516	St. Joe Co. (LEAPS) expires January 2010 exercise price $30.00	448,920
1,417	Urban Outfitters, Inc. expires December 2008 exercise price $35.00	447,616

Total Purchased Options – Calls (premiums paid $11,563,521)		11,173,042

Purchased Options – Puts – 2.4%
2,275	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR) (LEAPS) expires January 2010 exercise price $25.00	743,607
1,645	Forest Oil Corp. expires November 2008 exercise price $72.00	2,829,400
1,490	InBev N.V. expires August 2008 exercise price $48.00	1,133,890
1,857	MSCI World Excluding Europe Index expires September 2008 exercise price $1,184.33	3,641,614
723	MSCI World Index expires October 2008 exercise price $1,314.80	1,812,503
1,093	MSCI World Index expires October 2008 exercise price $1,302.93	2,405,748
600	S&P 500® Index expires August 2008 exercise price $1,230.00	607,200
600	S&P 500® Index expires September 2008 exercise price $1,250.00	1,958,400

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
595	West Texas Intermediate Crude Oil Futures expires November 2008 exercise price $104.00	$2,356,200
330	West Texas Intermediate Crude Oil Futures expires November 2008 exercise price $105.00	1,300,200
157	West Texas Intermediate Crude Oil Futures expires May 2009 exercise price $120.00	2,419,370

Total Purchased Options – Puts (premiums paid $32,239,738)		21,208,132

Total Investments (total cost $948,307,480) – 96.3%		861,015,880

Securities Sold Short – (54.7)%
Common Stock – (54.0)%
Agricultural Operations – (3.3)%
302,240	Bunge, Ltd.	(29,897,581)
Airlines – (1.3)%
2,968,000	All Nippon Airways Co., Ltd.	(10,874,516)
40,220	Republic Airways Holdings, Inc.*	(386,514)
		(11,261,030)
Appliances – (0.2)%
140,500	Electrolux A.B. – Series B	(1,691,048)
Athletic Footwear – (0.2)%
536,748	Yue Yuen Industrial Holdings, Ltd.	(1,391,315)
Automotive – Cars and Light Trucks – (4.8)%
263,769	Daimler A.G.	(15,325,260)
24,616	Porsche Automobil Holding S.E.	(3,707,457)
74,340	Volkswagen A.G.	(23,670,266)
		(42,702,983)
Automotive – Truck Parts and Equipment – Original – (0.1)%
175,085	American Axle & Manufacturing Holdings, Inc.	(1,029,499)
Beverages – Wine and Spirits – (0.3)%
121,075	Constellation Brands, Inc. – Class A*	(2,605,534)
Building Products – Air and Heating – (0.2)%
38,430	Watsco, Inc.	(1,916,504)
Casino Services – (1.0)%
401,340	International Game Technology	(8,713,091)
Commercial Banks – (1.2)%
163,693	Banco Santander Central Hispano S.A.	(3,158,672)
512,000	Bank of China, Ltd. (U.S. Shares)	(233,897)
98,000	Corus Bankshares, Inc.	(383,180)
106,087	Erste Bank der Oesterreichsischen Sparkassen A.G.	(6,807,917)
		(10,583,666)
Commercial Services – Finance – (0.7)%
114,570	Heartland Payment Systems, Inc.	(2,636,256)
7,470	MasterCard, Inc. – Class A	(1,823,800)
27,095	Visa, Inc.*	(1,979,561)
		(6,439,617)
Computer Services – (0.2)%
33,665	FactSet Research Systems, Inc.	(1,941,461)
Computers – Peripheral Equipment – (0.2)%
41,245	Synaptics, Inc.*	(1,988,834)
Consulting Services – (0.3)%
69,940	Corporate Executive Board Co.	(2,621,351)
Dental Supplies and Equipment – (2.3)%
117,030	Dentsply International, Inc.	(4,710,458)
623,010	Sirona Dental Systems, Inc.*	(15,463,108)
		(20,173,566)
Distribution/Wholesale – (2.0)%
590,640	BlueLinx Holdings, Inc.	(2,805,540)
98,725	Fastenal Co.	(4,823,703)
397,855	Pool Corp.	(8,784,638)
17,390	W.W. Grainger, Inc.	(1,556,580)
		(17,970,461)
Diversified Operations – (0.4)%
55,455	3M Co.	(3,903,477)
Electronic Components – Miscellaneous – (0.3)%
149,860	Gentex Corp.	(2,316,836)
Electronics – Military – (1.2)%
618,546	Safran S.A. (U.S. Shares)	(10,416,502)
Finance – Credit Card – (0.5)%
330,890	Discover Financial Services	(4,847,538)
Food – Baking – (0.2)%
70,955	Flowers Foods, Inc.	(2,133,617)
Food – Confectionary – (0.2)%
45,965	Hershey Foods Corp.	(1,690,133)
Food – Retail – (0.3)%
537,333	William Morrison Supermarkets PLC	(2,739,375)
Footwear and Related Apparel – (1.2)%
92,680	Deckers Outdoor Corp.*	(10,473,767)
Investment Companies – (16.4)%
203,115	American Capital, Ltd.	(4,127,297)
86,595	Consumer Staples Select Sector SPDR Fund	(2,369,239)
186,200	iShares Dow Jones U.S. Broker-Dealers Index Fund	(6,261,906)
21,300	iShares Dow Jones U.S. Utilities Sector Index Fund	(1,961,943)
622,542	iShares MSCI Emerging Markets Index	(26,551,416)
45,000	iShares MSCI India ETF (U.S. Shares)*	(269,579)
1,960	iShares Russell 1000 Growth Index Fund	(105,802)
15,400	iShares Russell 2000 Growth Index Fund	(1,191,190)
66,000	iShares S&P Europe 350 Index Fund	(3,125,760)
80,800	iShares South Africa Index Fund	(4,652,464)
58,500	Powershares DB Agriculture Fund*	(2,134,665)
392,042	SPDR S&P Retail ETF	(11,914,156)
239,500	Standard and Poor’s Depositary Receipts	(30,375,785)
512,760	United States Oil Fund L.P.*	(51,270,872)
		(146,312,074)
Leisure and Recreation Products – (2.2)%
706,500	WMS Industries, Inc.*	(19,909,170)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  11

Janus Adviser Long/Short Fund

Schedule of Investments

As of July 31, 2008

Shares/Principal/Contract Amounts		Value

Life and Health Insurance – (0.8)%
558,000	China Life Insurance Co. (U.S. Shares)	$(2,108,208)
80,895	China Life Insurance Co., Ltd. (ADR)	(4,577,848)
		(6,686,056)
Machinery – Construction and Mining – (0.3)%
92,010	Astec Industries, Inc.*	(2,936,959)
Medical Products – (0.4)%
67,620	Henry Schein, Inc.*	(3,621,727)
Non-Hazardous Waste Disposal – (0.3)%
85,870	Waste Management, Inc.	(3,051,820)
REIT – Diversified – (0.3)%
63,520	Liberty Property Trust	(2,312,128)
REIT – Office Property – (0.4)%
101,880	Mack-Cali Realty Corp.	(3,910,154)
REIT – Shopping Centers – (0.2)%
158,440	Kite Realty Group Trust	(1,967,825)
Rental Auto/Equipment – (0.6)%
255,235	Rent-A-Center, Inc.*	(5,410,982)
Retail – Apparel and Shoe – (4.3)%
60,720	Ross Stores, Inc.	(2,304,931)
142,470	Buckle, Inc.	(7,332,931)
864,155	Urban Outfitters, Inc.*	(28,525,757)
		(38,163,619)
Retail – Automobile – (1.5)%
1,031,267	CarMax, Inc.*	(13,818,978)
Retail – Restaurants – (0.1)%
47,420	Burger King Holdings, Inc.	(1,272,278)
Retail – Sporting Goods – (1.1)%
831,942	Cabela’s, Inc.*	(9,667,166)
Super-Regional Banks – (1.5)%
322,021	Capital One Financial Corp.	(13,479,799)
Tools – Hand Held – (0.3)%
43,105	Snap-On, Inc.	(2,426,380)
Transactional Software – (0.7)%
534,165	Innerworkings, Inc.*	(6,228,364)

Total Common Stock (proceeds $518,949,247)		(482,624,265)

Exchange-Traded Notes – (0.7)%
Investment Companies – (0.7)%
100,005	iPATH Dow Jones-AIG Commodity Index Total Return* (proceeds $6,088,587)	(6,285,314)

Total Securities Sold Short (proceeds $525,037,834)		(488,909,579)

Cash, Receivables and Other Assets net of Liabilities-58.4%**		521,715,578

Net Assets – 100%		$893,821,879

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,619,042	0.3%
Belgium	40,530,795	4.7%
Brazil	61,511,474	7.2%
Canada	8,648,402	1.0%
Cayman Islands	1,606,918	0.2%
China	302,358	0.0%
Germany	22,021,176	2.6%
Hong Kong	15,146,178	1.8%
India	32,458,317	3.8%
Indonesia	9,508,091	1.1%
Japan	19,499,179	2.3%
Luxembourg	9,658,048	1.1%
Malaysia	9,630,649	1.1%
Mexico	7,162,962	0.8%
Singapore	17,590,574	2.0%
South Africa	11,426,001	1.3%
Taiwan	23,420	0.0%
United Kingdom	8,430,562	1.0%
United States	583,241,734	67.7%

Total	$861,015,880	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Austria	$(6,807,917)	1.4%
Bermuda	(29,897,581)	6.1%
China	(4,811,745)	1.0%
France	(10,416,502)	2.1%
Germany	(42,702,983)	8.7%
Hong Kong	(3,499,524)	0.7%
Japan	(10,874,516)	2.2%
Singapore	(269,578)	0.1%
Spain	(3,158,672)	0.7%
Sweden	(1,691,048)	0.3%
United Kingdom	(2,739,375)	0.6%
United States	(372,040,138)	76.1%

Total	$(488,909,579)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency Value	Unrealized
Settlement Date	Units Sold	in U.S.$	(Loss)

Euro 11/12/08	17,500,000	$27,141,645	$(109,220)

Total		$27,141,645	$(109,220)

Schedule of Written Options – Calls	Value

Annaly Capital Management, Inc. expires January 2009 10,440 contracts exercise price $20.00	$(208,800)
Bunge, Ltd. expires October 2008 3,000 contracts exercise price $150.00	(75,000)

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Value

Schedule of Written Options – Calls – (continued)
Capital One Financial Corp. expires August 2008 2,475 contracts exercise price $50.00	$(61,875)
Chesapeake Energy Corp. expires January 2009 2,715 contracts exercise price $75.00	(604,087)
Deckers Outdoor Corp. expires September 2008 319 contracts exercise price $170.00	(12,760)
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR) (LEAPS) expires January 2010 4,550 contracts exercise price $45.00	(714,538)
Financial Select Sector SPDR Fund expires January 2009 10,675 contracts exercise price $24.00	(1,451,800)
Forest Oil Corp. expires November 2008 2,570 contracts exercise price $84.00	(275,504)
InBev N.V. expires August 2008 1,490 contracts exercise price $56.00	–
J.C. Penney Company, Inc. expires January 2009 501 contracts exercise price $70.00	(5,010)

Total Written Options – Calls
(Premiums received $5,343,288)	$(3,409,374)

Schedule of Written Options – Puts

Capital One Financial Corp. expires August 2008 2,475 contracts exercise price $35.00	$(198,000)
Chesapeake Energy Corp. expires January 2009 2,715 contracts exercise price $45.00	$(1,415,058)
Deckers Outdoor Corp. expires September 2008 319 contracts exercise price $110.00	(294,118)
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR) (LEAPS) expires January 2010 2,275 contracts exercise price $20.00	(388,411)
Financial Select Sector SPDR Fund expires January 2009 10,675 contracts exercise price $15.00	$405,650)
Forest Oil Corp. expires November 2008 2,015 contracts exercise price $59.00	(1,658,748)
Forest Oil Corp. expires January 2009 555 contracts exercise price $55.00	(400,821)
InBev N.V. expires August 2008 1,490 contracts exercise price $40.00	$(107,280)
S&P 500® Index expires August 2008 600 contracts exercise price $1,150.00	(89,400)
Urban Outfitters, Inc. expires December 2008 2,829 contracts exercise price $25.00	(331,728)

Total Written Options – Puts
(Premiums received $5,586,581)	$(5,289,214)

Total Return Swaps outstanding at July 31, 2008

	Notional	Return Paid	Return Received
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Unrealized Depreciation

Merrill Lynch	$1,636,697	1-month Dow Jones STOXX 600, Automobiles & Parts Supersector Price Index	1- month EURIBOR minus 65 basis points	1/20/2009	$(79,539)

Morgan Stanley Capital Services	11,849,160	1- month Korea Electric Power	1-month LIBOR minus 250 basis points	1/27/2011	(161,532)

					$(241,071)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  13

Janus Adviser Global Real Estate Fund (unaudited)

Fund Snapshot
A fund focused on real estate and real estate-related companies which leverage Janus’ research team to seek opportunities across the globe.

Patrick Brophy
portfolio manager

Performance Overview

Since its inception last November, Janus Adviser Global Real Estate Fund has had to navigate a tumultuous global property sector caught up in the downward spiral plaguing the broader market. On a relative basis, the Fund has held up well; its Class S Shares fell -13.70%, while its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, tumbled -15.32% for the period ended July 31, 2008. While we acknowledge that the outperformance is a positive, we find it to be of little consolation in the face of negative returns, and we remain focused on a goal of compounding value for our shareholders.

Economic Outlook

Nervousness over a U.S.-led global economic slowdown and lingering problems in the credit markets provided a negative backdrop for worldwide equity markets during much of the period. The most detrimental impact on property markets has been the increasing cost and decreasing availability of bank debt. This has led to a precipitous fall-off in real estate transactions, which has left most markets in a suspended period of price discovery. With operating fundamentals remaining solid, buyers have been loath to accept lower prices, while sellers, focused on the more restrictive debt markets and the perceived added risks of a weakening economic environment, are not prepared to pay yesterday’s prices. Factor in uncertainty over the magnitude of inflation pressures, which clearly colors interest rate outlooks, and the result is very timid real estate markets.

Geographic Strategy and Performance

Our cautious outlook on the European and most Asia Pacific property markets, particularly the U.K. and Australia, was rewarded during the period, as was our skirting of certain troubled sectors like hotels and London offices. All of the core Asian markets finished in negative territory, with China, Japan and Singapore posting double-digit declines. Similarly, Europe’s slide picked up speed as the period progressed, as companies on the continent seemed to follow the U.K. down. These negative results made the essentially flat U.S. market stand out as a relative stalwart.

On the downside, results were hurt by our increased position in Hong Kong developers. As we’ve discussed in previous letters, we have been cautiously and methodically adding to these investments based on our belief that they remain the best way, on a risk/reward basis, to profit from the growth in China. These companies possess the unique, and we believe attractive, combination of a solid base of established Hong Kong assets with predictable cash flows and an aggressive China growth strategy. Like the rest of the Hong Kong property sector, they took a beating during the period. We, however, continue to see significant upside, as we remain convinced that the staggering demographics behind China’s accelerating urbanization trend will drive one of the most lucrative property investment opportunities of the next several decades.

Hits and Misses

Below is a discussion of a few of the hits and misses for the Fund during the period.

Hits

Two long-time top holdings, both serving very specialized niches of the real estate market, contributed the most to returns in the period. Digital Realty (DLR) is a U.S.-based Real Estate Investment Trust (REIT) that specializes in the ownership, operation and development of technology-related properties. As a leader in this real estate niche, DLR has been a beneficiary of the continued ramp in demand for data center space. More recently, the company has executed well on its expansion into Europe and announced its intention to enter Asia within the next year.

Alexandria Real Estate (ARE) is the largest developer, owner and operator of properties for the life sciences sector. Our investment in ARE reflects our confidence in its ability to execute on its large and growing development pipeline, which is almost wholly concentrated in strategic submarkets focused on medical research, such as Cambridge, MA and the South San Francisco/Mission Bay area. More recently, ARE has begun development of a life sciences campus in Scotland, as well as its first buildings in China. The company also announced that it expects to formally enter India in the next year.

Brookfield Asset Management (BAM) was another top contributor. Domiciled in Canada, BAM is a global asset manager focused on property, power and infrastructure assets. It invests in public and private companies and raises and manages specialized funds that essentially allow it to serve as a private investor of institutional capital. A deep value investor with a strong focus on long-term, sustainable cash flows, BAM boasts an enviable investment track record and

14  Janus Adviser Series  July 31, 2008

(unaudited)

remains poised, in our opinion, to generate outsized returns. Moreover, we believe the company is uniquely diversified by both asset class, from timber to hydro power to New York and London trophy properties, and geography, from Canada to South America to Dubai.

Misses

Top-ten holding, Hang Lung Properties, did not escape the punitive down-draft that swept through the Hong Kong market in the quarter. A residential developer and commercial property landlord, Hang Lung has used an aggressive land acquisition strategy to establish itself as the first-mover in premium shopping mall development in 2nd-tier cities in mainland China. The company already owns the two highest rated malls on the mainland, both in Shanghai, and has adopted a strategic capital recycling model that allows it to opportunistically exit lower-yielding Hong Kong properties in favor of higher-yielding mainland development projects. Given our estimates of the net asset value of the company’s Hong Kong and Shanghai holdings and our projections of returns on the visible mainland development pipeline, we see significant upside in the shares.

Fund performance was also hurt by our investment in Starwood Hotels & Resorts, which manages, and in some cases, owns high-end hotels operating as one of a wide range of well-established, owned brands, including St. Regis, Westin and Sheraton. Our investment thesis on Starwood is that its geographically diversified portfolio of real estate assets and the potential significant upside from its aggressive overseas expansion should outweigh the clear negatives of slowing U.S. economic growth and related concerns that businesses and consumers alike will cut back on travel. The market appeared to disagree with that thesis during the period.

Looking Ahead

Looking ahead, we anticipate that mounting macroeconomic headwinds will continue to pressure global markets, and it’s unlikely the property sector will escape unscathed. Accordingly, we will continue to closely monitor economic trends, concentrating on those, like inflation and interest rates, which tend to have outsized impacts on real estate markets. Likewise, the lending environment will remain a critical focus, as any movement or visibility on the debt front would certainly help to remove a significant overhang on the sector.

Even in the face of today’s discouraging headlines, we remain cautiously optimistic about the near-term prospects for the Fund and bullish on its long-term upside. As we said in our last letter, it is in these sorts of difficult times that we think the defensive qualities of commercial real estate –hard assets with transparent cash flows, long-term leases, conservative leverage and inflation hedge – should ultimately prove attractive. That said, we plan to continue to use this rocky stretch to initiate and expand positions we feel are at attractive entry points, attempting to purchase some of the world’s most valuable real estate at bargain prices. At the end of the day, all real estate is local, meaning opportunities will arise at different times in different places, which we believe leaves us – given the depth and breadth of the Janus international team – uniquely positioned to capitalize and create value.

Thank you for your continued investment in Janus Adviser Global Real Estate Fund.

Janus Adviser Series  July 31, 2008  15

Janus Adviser Global Real Estate Fund (unaudited)

Janus Adviser Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

Digital Realty Trust, Inc.	0.52%
Alexandria Real Estate Equities, Inc.	0.39%
Boston Properties, Inc.	0.25%
Vornado Realty Trust	0.23%
UDR, Inc.	0.19%

5 Bottom Performers – Holdings

Contribution

Hang Lung Properties, Ltd.	-1.49%
ProLogis	-1.19%
IVG Immobilien A.G.	-0.82%
New World Development Company, Ltd.	-0.78%
Starwood Hotels & Resorts Worldwide, Inc.	-0.70%

5 Top Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Global® Real Estate
	Fund Contribution	(Average % of Equity)	Index Weighting

Office REITs	0.28%	17.83%	10.93%
Residential REITs	0.21%	4.22%	5.89%
Specialized REITs	0.10%	4.14%	8.23%
Asset Management & Custody Bank	0.00%	0.00%	0.11%
Diverse Comercial & Professional Services	0.00%	0.00%	0.45%

5 Bottom Performers – Sub-Industries

		Fund Weighting	FTSE EPRA/NAREIT Global® Real Estate
	Fund Contribution	(Average % of Equity)	Index Weighting

Real Estate Management & Development	-7.12%	30.20%	30.87%
Industrial REITs	-2.04%	9.40%	5.82%
Retail REITs	-1.89%	18.78%	26.23%
Hotels, Resorts & Cruises	-0.70%	1.85%	0.27%
Diversified REITs	-0.64%	5.96%	10.97%

16  Janus Adviser Series  July 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of July 31, 2008

Simon Property Group, Inc. REIT – Regional Malls	4.9%
Alexandria Real Estate Equities, Inc. REIT – Office Property	4.4%
Vornado Realty Trust REIT – Diversified	4.3%
Hang Lung Properties, Ltd. Real Estate Operating/Development	4.2%
ProLogis REIT – Warehouse/Industrial	3.9%

21.7%

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of July 31, 2008

Janus Adviser Series  July 31, 2008  17

Janus Adviser Global Real Estate Fund (unaudited)

Performance

Cumulative Total Return – for the period ended July 31, 2008		Expense Ratios – estimated for the initial fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Global Real Estate Fund – Class A Shares

NAV	–13.50%	3.18%	1.50%(a)

MOP	–18.47%

Janus Adviser Global Real Estate Fund – Class C Shares

NAV	–13.90%	3.93%	2.25%(a)

CDSC	–14.76%

Janus Adviser Global Real Estate Fund – Class I Shares	–13.40%

Janus Adviser Global Real Estate Fund – Class S Shares	–13.70%	2.93%	1.25%(b)

FTSE EPRA/NAREIT Global® Real Estate Index	–15.32%	3.32%	1.75%(c)

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.
See important disclosures on the next page.

18  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund’s expense ratios shown were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.) Contractual waivers, where applicable, agreed to by Janus Capital are included in the prospectus under “Net Annual Fund Operating Expenses”.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.
The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Lipper does not rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – November 28, 2007

Janus Adviser Series  July 31, 2008  19

Janus Adviser Global Real Estate Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$925.10	$7.18

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$921.80	$10.75

Hypothetical (5% return before expenses)	$1,000.00	$1,013.67	$11.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$926.20	$5.99

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$924.00	$8.37

Hypothetical (5% return before expenses)	$1,000.00	$1,016.16	$8.77

†	Expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 2.25% for Class C Shares, 1.25% for Class I Shares and 1.75% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

20  Janus Adviser Series  July 31, 2008

Janus Adviser Global Real Estate Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value
Common Stock – 88.5%
Building – Mobile Home and Manufactured Homes – 0.4%
645	Maisons France Confort	$25,142
Casino Hotels – 0.7%
7,215	Melco PBL Entertainment (Macau), Ltd. (ADR)*	44,589
Diversified Operations – 2.3%
14,000	China Merchants Holdings International Company, Ltd.	53,329
23,000	Wharf Holdings, Ltd.	101,842
		155,171
Electric – Transmission – 0%
108	Brookfield Infrastructure Partners L.P.	2,020
Forestry – 2.5%
3,460	Plum Creek Timber Company, Inc.	168,571
Hotels and Motels – 1.2%
2,355	Starwood Hotels & Resorts Worldwide, Inc.	80,753
Investment Companies – 0.1%
375	KKR Financial Holdings LLC	3,851
Real Estate Management/Services – 6.3%
4,075	CB Richard Ellis Group, Inc. – Class A*	57,254
2,775	IVG Immobilien A.G.	52,570
1,745	Jones Lang LaSalle, Inc.	83,132
9,000	Mitsubishi Estate Company, Ltd.	215,671
331	Orco Property Group	12,266
		420,893
Real Estate Operating/Development – 22.9%
4,365	Ablon Group	12,353
5,120	Brookefield Asset Management, Inc. – Class A (U.S. Shares)	172,134
58,000	CapitaLand, Ltd.	240,400
17,600	Cyrela Commercial Properties SA Empreendimentos e Participacoes*	123,418
1,870	Forest City Enterprises, Inc. – Class A	48,751
90,000	Hang Lung Properties, Ltd.	282,357
545,000	HKC (Holdings), Ltd.	89,498
17,000	Hysan Development Company, Ltd.	48,539
5,500	Kerry Properties, Ltd.	29,018
10,000	Mitsui Fudosan Co., Ltd.	224,557
27,000	New World Development Company, Ltd.	50,553
23	NTT Urban Development Corp.	31,582
10,855	Risanamento S.P.A.*	22,257
2,870	St. Joe Co.	100,536
4,000	Sun Hung Kai Properties, Ltd.	59,682
		1,535,635
REIT – Apartments – 3.3%
925	Avalonbay Communities, Inc.	92,231
1,430	Boardwalk Real Estate Investment Trust	54,786
2,775	UDR, Inc.	70,874
		217,891
REIT – Diversified – 9.7%
4,595	Brixton PLC	20,475
1,625	CapitalSource, Inc.	18,883
5,260	CapLease, Inc.	41,133
5,190	Digital Realty Trust, Inc.	222,703
7,888	Macquarie Goodman Group	18,655
135	Unibail	30,330
22,005	Valad Property Group	11,307
3,040	Vornado Realty Trust	289,012
		652,498
REIT – Hotels – 0.2%
545	LaSalle Hotel Properties	12,377
REIT – Mortgage – 0.6%
380	Crystal River Capital, Inc.	1,113
3,452	Gramercy Capital Corp.	23,335
1,780	Jer Investors Trust, Inc.	10,716
485	RAIT Financial Trust	3,225
640	Resource Capital Corp.	4,282
		42,671
REIT – Office Property – 12.5%
2,840	Alexandria Real Estate Equities, Inc.	293,259
2,195	Boston Properties, Inc.	211,137
4,250	Douglas Emmett, Inc.	100,003
2,335	Kilroy Realty Corp.	106,966
895	Maguire Properties, Inc.	9,657
1,350	SL Green Realty Corp.	112,509
		833,531
REIT – Regional Malls – 7.2%
1,850	Feldman Mall Properties, Inc.*	629
2,480	General Growth Properties, Inc.	67,977
1,625	Macerich Co.	89,911
3,510	Simon Property Group, Inc.	325,131
		483,648
REIT – Shopping Centers – 8.7%
5,640	Acadia Realty Trust	127,972
1,540	Federal Realty Investment Trust	111,819
2,795	Kimco Realty Corp.	98,636
1,085	Regency Centers Corp.	64,558
11,929	Westfield Group	179,201
		582,186
REIT – Storage – 1.0%
4,930	Extra Space Storage, Inc.	69,858
REIT – Warehouse/Industrial – 6.3%
2,580	AMB Property Corp.	126,317
2,130	First Potomac Realty Trust	33,824
5,320	ProLogis	260,042
		420,183
Resorts and Theme Parks – 1.0%
1,585	Vail Resorts, Inc.*	64,002
Transportation – Marine – 1.1%
1,680	Alexander & Baldwin, Inc.	72,895
Wireless Equipment – 0.5%
895	Crown Castle International Corp.*	34,189

Total Common Stock (cost $6,757,941)		5,922,554

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  21

Janus Adviser Global Real Estate Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value
Money Markets – 10.3%
577,406	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	$577,406
114,488	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	114,488

Total Money Markets (cost $691,894)		691,894

Total Investments (total cost $7,449,835) – 98.8%		6,614,448

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		80,343

Net Assets – 100%		$6,694,791

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$209,164	3.2%
Bermuda	120,536	1.8%
Brazil	123,418	1.9%
Canada	226,920	3.4%
Cayman Islands	44,589	0.7%
France	55,473	0.9%
Germany	52,570	0.8%
Guernsey	12,353	0.2%
Hong Kong	596,301	9.0%
Italy	22,257	0.3%
Japan	471,810	7.1%
Luxembourg	12,266	0.2%
Singapore	240,399	3.6%
United Kingdom	20,475	0.3%
United States††	4,405,917	66.6%

Total	$6,614,448	100.0%

††	Includes Short-Term Securities (56.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

22  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  23

Statements of Assets and Liabilities

		Janus Adviser
As of July 31, 2008	Janus Adviser	Global Real
(all numbers in thousands except net asset value per share)	Long/Short Fund	Estate Fund

Assets:
Investments at cost	$948,307	$7,450
Unaffiliated investments at value	$861,016	$5,922
Affiliated money market investments	$–	$692
Cash	–	50
Cash denominated in foreign currency(1)	37	–
Restricted cash (Note 1)	2,910	–
Deposits with broker for short sales	525,038	–
Receivables:
Investments sold	18,210	–
Fund shares sold	855	10
Dividends	1,448	6
Interest	779	–
Non-interested Trustees’ deferred compensation	17	–
Due from adviser	–	58
Other assets	9	–
Forward currency contracts	–	–
Total Assets	1,410,319	6,738
Liabilities:
Payables:
Short sales, at value(2)	488,910	–
Options written, at value(3)	8,699	–
Due to custodian	3,390	–
Swap contract	241	–
Investments purchased	10,093	–
Fund shares repurchased	2,773	–
Dividends	1	–
Advisory fees	1,002	4
Transfer agent fees and expenses	8	2
System fees	11	11
Professional fees	20	18
Administrative services fees – Class R Shares	–	N/A
Administrative services fees – Class S Shares	8	–
Distribution fees – Class A Shares	91	–
Distribution fees – Class C Shares	197	1
Distribution fees – Class R Shares	–	N/A
Distribution fees – Class S Shares	8	–
Networking fees – Class A Shares	–	–
Networking fees – Class C Shares	–	–
Networking fees – Class I Shares	–	–
Non-interested Trustees’ fees and expenses	3	1
Non-interested Trustees’ deferred compensation	17	–
Foreign tax liability	5	–
Accrued expenses	911	6
Forward currency contracts	109	–
Total Liabilities	516,497	43
Net Assets	893,822	$6,695
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,002,875	$7,447
Undistributed net investment income/(loss)*	6,399	98
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(66,156)	(14)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(49,296)(4)	(836)(4)
Total Net Assets	$893,822	$6,695
Net Assets – Class A Shares	$409,082	$471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,437	54
Net Asset Value Per Share(5)	$11.54	$8.65
Maximum Offering Price Per Share(6)	$12.25	$9.18
Net Assets – Class C Shares	$225,517	$459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,784	53
Net Asset Value Per Share(5)	$11.40	$8.61
Net Assets – Class I Shares	$227,446	$5,331
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,602	616
Net Asset Value Per Share	$11.60	$8.66
Net Assets – Class R Shares	$86	$ N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8	N/A
Net Asset Value Per Share	$10.89	$ N/A
Net Assets – Class S Shares	$31,691	$434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,750	50
Net Asset Value Per Share	$11.52	$8.63

*	See Note 4 in Notes to Financial Statements.

(1)	Includes cost of $37,012 for Janus Adviser Long/Short Fund.
(2)	Includes proceeds of $525,037,834 on short sales for Janus Adviser Long/Short Fund.
(3)	Includes premiums of $10,929,869 on written options for Janus Adviser Long/Short Fund.
(4)	Net of foreign taxes on investments of $4,852 and $478 for Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

24  Janus Adviser Series  July 31, 2008

Statements of Operations

		Janus Adviser
For the fiscal year or period ended July 31, 2008	Janus Adviser	Global Real
(all numbers in thousands)	Long/Short Fund	Estate Fund(1)

Investment Income:
Interest	$13,152	$–
Dividends	16,661	135
Dividends from affiliates	–	22
Foreign tax withheld	(863)	(3)
Total Investment Income	28,950	154
Expenses:
Advisory fees	9,473	30
Transfer agent expenses	41	7
Registration fees	118	89
Custodian fees	161	9
Professional fees	26	23
Printing fees	64	61
System fees	36	24
Non-interested Trustees’ fees and expenses	20	6
Short sales dividend expenses	5,277	–
Short sales interest expenses	8,356	–
Distribution fees – Class A Shares	818	1
Distribution fees – Class C Shares	1,582	3
Distribution fees – Class R Shares	3	N/A
Distribution fees – Class S Shares	148	1
Administrative service fees – Class R Shares	2	N/A
Administrative service fees – Class S Shares	148	1
Networking fees – Class A Shares	79	–
Networking fees – Class C Shares	45	–
Networking fees – Class I Shares	24	2
Other expenses	11	5
Total Expenses	26,432	262
Expense and Fee Offset	(16)	(1)
Net Expenses	26,416	261
Less: Excess Expense Reimbursement	–	(205)
Plus: Previously waived investment advisory fees recouped by the Adviser (Note 2)	73	–
Net Expenses after Expense Reimbursement	26,489	56
Net Investment Income/(Loss)	2,461	98
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(66,557)	(14)
Net realized gain/(loss) from short sales	2,477	–
Net realized gain/(loss from swap contracts	191	–
Net realized gain/(loss) from options contracts	2,732	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(56,319)(2)	(836)(2)
Net Gain/(Loss) on Investments	(117,476)	(850)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(115,015)	$(752)

(1)	Period from November 28, 2007 (inception date) through July 31, 2008.
(2)	Net of foreign taxes on investments of $4,852 and $478 for Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund, respectively.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  25

Statements of Changes in Net Assets

			Janus Adviser
	Janus Adviser		Global Real
For the fiscal year or period ended July 31	Long/Short Fund		Estate Fund
(all numbers in thousands)	2008	2007(1)	2008(2)

Operations:
Net investment income/(loss)	$2,461	$709	$98
Net realized gain/(loss) from investment and foreign currency transactions	(66,557)	1,670	(14)
Net realized gain/(loss) from short sales	2,477	(9)	–
Net realized gain/(loss) from swap contracts	191	2	–
Net realized gain/(loss) from options contracts	2,732	54	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(56,319)	7,023	(836)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(115,015)	9,449	(752)
Dividends and Distributions to Shareholders:
Net investment income *
Class A Shares	(430)	(18)	–
Class C Shares	(159)	(7)	–
Class I Shares	(325)	(20)	–
Class R Shares	–	(4)	–
Class S Shares	(121)	(5)	–
Net realized gain from investment transactions*
Class A Shares	(1,039)	–	–
Class C Shares	(513)	–	–
Class I Shares	(718)	–	–
Class R Shares	(6)	–	–
Class S Shares	(342)		–
Net Decrease from Dividends and Distributions	(3,653)	(54)	–
Capital Share Transactions:
Shares sold
Class A Shares	542,332	65,753	539
Class C Shares	259,094	25,651	527
Class I Shares	328,528	60,019	6,436
Class R Shares	89	1,011	N/A
Class S Shares	75,184	40,221	500
Redemption fees
Class I Shares	117	1	–
Class R Shares	–	–	N/A
Class S Shares	44	5	–
Reinvested dividends and distributions
Class A Shares	1,049	16	–
Class C Shares	345	7	–
Class I Shares	859	20	–
Class R Shares	6	4	N/A
Class S Shares	457	5	–
Shares repurchased
Class A Shares	(149,554)	(1,332)	–
Class C Shares	(32,344)	(158)	–
Class I Shares	(133,558)	(336)	(555)
Class R Shares	(1,291)	–	N/A
Class S Shares	(78,548)	(601)	–
Net Increase/(Decrease) from Capital Share Transactions	812,809	190,286	7,447
Net Increase/(Decrease) in Net Assets	694,141	199,681	6,695
Net Assets:
Beginning of period	199,681	–	–
End of period	$893,822	$199,681	$6,695

Undistributed net investment income/(loss)*	$6,399	$923	$98

*	See Note 3 in Notes to Financial Statements.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

26  Janus Adviser Series  July 31, 2008

Financial Highlights

Class A Shares

	Janus Adviser Long/Short Fund
For a share outstanding during each fiscal year ended July 31	2008	2007

Net Asset Value, Beginning of Period	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.13
Net gain/(loss) on securities (both realized and unrealized)	(1.11)	2.62
Total from Investment Operations	(1.07)	2.75
Less Distributions:
Dividends (from net investment income)*	(.02)	(.06)
Distributions (from capital gains)*	(.06)	–
Total Distributions	(.08)	(.06)
Net Asset Value, End of Period	$11.54	$12.69
Total Return	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets(1)	3.38%(2)	3.46%(2)
Ratio of Net Expenses to Average Net Assets(1)	3.38%(2)	3.45%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.41%	1.46%
Portfolio Turnover Rate	156%	94%

Janus Adviser Global Real Estate Fund
For a share outstanding during the fiscal period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13
Net gain/(loss) on securities (both realized and unrealized)	(1.48)
Total from Investment Operations	(1.35)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.65
Total Return**	(13.50)%
Net Assets, End of Period (in thousands)	$471
Average Net Assets for the Period (in thousands)	$444
Ratio of Gross Expenses to Average Net Assets***(1)	1.50%
Ratio of Net Expenses to Average Net Assets***(1)	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.31%
Portfolio Turnover Rate***	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  27

Financial Highlights (continued)

Class C Shares

	Janus Adviser Long/Short Fund
For a share outstanding during each fiscal year ended July 31	2008	2007

Net Asset Value, Beginning of Period	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.08
Net gain/(loss) on securities (both realized and unrealized)	(1.13)	2.58
Total from Investment Operations	(1.14)	2.66
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)
Distributions (from capital gains)*	(.06)	–
Total Distributions	(.08)	(.04)
Net Asset Value, End of Period	$11.40	$12.62
Total Return	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets(1)	4.18%(2)	4.20%(2)
Ratio of Net Expenses to Average Net Assets(1)	4.17%(2)	4.20%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.37)%	0.62%
Portfolio Turnover Rate	156%	94%

Janus Adviser Global Real Estate Fund
For a share outstanding during the fiscal period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09
Net gain/(loss) on securities (both realized and unrealized)	(1.48)
Total from Investment Operations	(1.39)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.61
Total Return**	(13.90)%
Net Assets, End of Period (in thousands)	$459
Average Net Assets for the Period (in thousands)	$441
Ratio of Gross Expenses to Average Net Assets***(1)	2.25%
Ratio of Net Expenses to Average Net Assets***(1)	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.56%
Portfolio Turnover Rate***	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

28  Janus Adviser Series  July 31, 2008

Class I Shares

	Janus Adviser Long/Short Fund
For a share outstanding during each fiscal year ended July 31	2008	2007

Net Asset Value, Beginning of Period	$12.72	$10.00
Income from Investment Operations:
Net investment income/(loss)	.09	.14
Net gain/(loss) on securities (both realized and unrealized)	(1.13)	2.65
Total from Investment Operations	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.07)
Distributions (from capital gains)*	(.06)	–
Redemption fees	.01	–
Total Distributions and Other	(.08)	(.07)
Net Asset Value, End of Period	$11.60	$12.72
Total Return	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets(1)	3.12%(2)	3.21%(2)
Ratio of Net Expenses to Average Net Assets(1)	3.12%(2)	3.21%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.72%	1.67%
Portfolio Turnover Rate	156%	94%

Janus Adviser Global Real Estate Fund
For a share outstanding during the fiscal period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13
Net gain/(loss) on securities (both realized and unrealized)	(1.47)
Total from Investment Operations	(1.34)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.66
Total Return**	(13.40)%
Net Assets, End of Period (in thousands)	$5,331
Average Net Assets for the Period (in thousands)	$4,778
Ratio of Gross Expenses to Average Net Assets***(1)	1.25%
Ratio of Net Expenses to Average Net Assets***(1)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.48%
Portfolio Turnover Rate***	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  29

Financial Highlights (continued)

Class R Shares

	Janus Adviser Long/Short Fund
For a share outstanding during each fiscal year ended July 31	2008	2007

Net Asset Value, Beginning of Period	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.78	.10
Net gain/(loss) on securities (both realized and unrealized)	(2.48)	2.59
Total from Investment Operations	(1.70)	2.69
Less Distributions:
Dividends (from net investment income)*	–	(.04)
Distributions (from capital gains)*	(.06)	–
Total Distributions	(.06)	(.04)
Net Asset Value, End of Period	$10.89	$12.65
Total Return	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$86	$1,280
Average Net Assets for the Period (in thousands)	$601	$1,142
Ratio of Gross Expenses to Average Net Assets(1)	4.89%(2)	3.67%(2)
Ratio of Net Expenses to Average Net Assets(1)	4.89%(2)	3.67%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.47)%	0.36%
Portfolio Turnover Rate	156%	94%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007, without the inclusion of dividends on short positions.

See Notes to Financial Statements.

30  Janus Adviser Series  July 31, 2008

Class S Shares

	Janus Adviser Long/Short Fund
For a share outstanding during each fiscal year ended July 31	2008	2007

Net Asset Value, Beginning of Period	$12.69	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.09
Net gain/(loss) on securities (both realized and unrealized)	(1.26)	2.65
Total from Investment Operations	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.05)
Distributions (from capital gains)*	(.06)	–
Redemption fees	.01	–
Total Distributions and Other	(.07)	(.05)
Net Asset Value, End of Period	$11.52	$12.69
Total Return	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets(1)	3.66%(2)	3.99%(2)
Ratio of Net Expenses to Average Net Assets(1)	3.66%(2)	3.98%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.30%	1.67%
Portfolio Turnover Rate	156%	94%

Janus Adviser Global Real Estate Fund
For a share outstanding during the fiscal period ended July 31	2008(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.12
Net gain/(loss) on securities (both realized and unrealized)	(1.49)
Total from Investment Operations	(1.37)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.63
Total Return**	(13.70)%
Net Assets, End of Period (in thousands)	$434
Average Net Assets for the Period (in thousands)	$437
Ratio of Gross Expenses to Average Net Assets***(1)	1.75%
Ratio of Net Expenses to Average Net Assets***(1)	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%
Portfolio Turnover Rate***	8%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007, without the inclusion of dividends on short positions.
(3)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  31

Notes to Schedules of Investments

FTSE EPRA/NAREIT Global® Real Estate Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

∞  Schedule of Fair Valued Securities (as of July 31, 2008)

		Value as a %
	Value	of Net Assets

Janus Adviser Long/Short Fund
Trinity, Ltd.	$295,566	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of July 31, 2008)

	Acquisition	Acquisition		Value as a % of Net
	Date	Cost	Value	Assets

Janus Adviser Long/Short Fund
Trinity, Ltd.	11/14/07	$298,978	$295,566	0.0%

The Fund has registration rights for certain restricted securities held as of July 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2008 is noted below.

Fund	Aggregate Value

Alternative
Janus Adviser Long/Short Fund	$73,986,128

32  Janus Adviser Series  July 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as non-diversified, as defined in the 1940 Act.

Janus Adviser Long/Short Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Global Real Estate Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted

Janus Adviser Series  July 31, 2008  33

Notes to Financial Statements (continued)

or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the

34  Janus Adviser Series  July 31, 2008

foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Additionally, the Funds may invest in total return swaps. Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based

Janus Adviser Series  July 31, 2008  35

Notes to Financial Statements (continued)

being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Funds recognized realized gains/(losses) from written options contracts during the fiscal year ended July 31, 2008 as indicated in the table below:

Fund	Gains/(Losses)

Alternative
Janus Adviser Long/Short Fund	$4,448,945

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any options purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended July 31, 2008 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Adviser Long/Short Fund
Options outstanding at July 31, 2007	1,330	$258,301
Options written	68,598	8,622,958
Options closed	(9,624)	(1,022,088)
Options expired	(20,709)	(2,171,186)
Options exercised	(860)	(344,697)

Options outstanding at July 31, 2008	38,735	$5,343,288

	Number of	Premiums
Put Options	Contracts	Received

Janus Adviser Long/Short Fund
Options outstanding at July 31, 2007	21,153	$871,434
Options written	49,647	11,371,781
Options closed	(20,535)	(4,540,182)
Options expired	(23,416)	(1,993,411)
Options exercised	(901)	(123,041)

Options outstanding at July 31, 2008	25,948	$5,586,581

Mortgage Dollar Rolls
The Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

36  Janus Adviser Series  July 31, 2008

Floating Rate Loans
Janus Adviser Long/Short Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (the “CD Rate”). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
Janus Adviser Long/Short Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions will not exceed 10% of its net assets (limitation not applicable to Janus Adviser Long/Short Fund). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. As of July 31, 2008, Janus Adviser Long/Short Fund had deposits with brokers of $525,037,834. The deposits represent restricted cash held as collateral in relation to short sales.

Janus Adviser Series  July 31, 2008  37

Notes to Financial Statements (continued)

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Borrowing
Janus Adviser Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which

38  Janus Adviser Series  July 31, 2008

are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of July 31, 2008, Janus Adviser Long/Short Fund had restricted cash in the amount of $2,910,000. The restricted cash represents collateral received in relation to swap agreements invested in by the Fund at July 31, 2008. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a

Janus Adviser Series  July 31, 2008  39

Notes to Financial Statements (continued)

liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Alternative
Janus Adviser Long/Short Fund	All Asset Levels	1.25%
Janus Adviser Global Real Estate Fund	All Asset Levels	0.75%

For Janus Adviser Global Real Estate Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index

Alternative
Janus Adviser Global Real Estate Fund	FTSE EPRA/NAREIT Global® Real Estate Index

Only the base fee rate will apply until December 2008 for Janus Adviser Global Real Estate Fund, at which time the calculation of the performance adjustment will be applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average

40  Janus Adviser Series  July 31, 2008

daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment will begin December 2008 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Adviser Series  July 31, 2008  41

Notes to Financial Statements (continued)

Fund	Expense Limit %

Alternative
Janus Adviser Long Short Fund	1.74%
Janus Adviser Global Real Estate Fund	1.25%

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2008, the recoupment of expenses for Janus Adviser Long/Short Fund by Janus Capital was $30,306 for Class C Shares, $8,785 for Class I Shares, $4,725 for Class R Shares and $29,510 for Class S Shares. As of July 31, 2008, the recoupment that may still be potentially made to Janus Capital is $44,803.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2008, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Alternative
Janus Adviser Long/Short Fund	$93,515

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Alternative
Janus Adviser Long/Short Fund	$38,543

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year or period ended July 31, 2008, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Alternative
Janus Adviser Long/Short Fund	$279,647
Janus Adviser Global Real Estate Fund(1)	41

(1)	Period November 28, 2007 (inception date) through July 31, 2008

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser Long/Short Fund and Class I Shares and Class S Shares of Janus Adviser Global Real Estate Fund held for 90 days or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply changed from three months or less to 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total

42  Janus Adviser Series  July 31, 2008

redemption fees received by the Funds for the fiscal year or period ended July 31, 2008 are indicated in the table below:

Fund	Redemption Fee

Alternative
Janus Adviser Long/Short Fund	$160,771
Janus Adviser Global Real Estate Fund (1)	$–

(1)	Period November 28, 2007 (inception date) through July 31, 2008

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year or period ended July 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/08

Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Global Real Estate Fund	6,476,465	(5,899,059)	18,168	577,406

	$6,476,465	$(5,899,059)	$18,168	$577,406

Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Global Real Estate Fund	2,448,429	(2,333,941)	3,642	114,488

	$2,448,429	$(2,333,941)	$3,642	$114,488

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year or period ended July 31, 2008, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/2007	Purchases	Purchases	Redemptions	Redemption	at 7/31/2008

Alternative
Janus Adviser Long/Short Fund - Class A Shares	$1,000,000	$–	–	$(999,990)	12/31/07 & 06/10/08	$10
Janus Adviser Long/Short Fund - Class C Shares	1,000,000	–	–	(999,990)	12/31/07 & 06/10/08	10
Janus Adviser Long/Short Fund - Class I Shares	1,000,000	–	–	(999,990)	12/31/07 & 06/10/08	10
Janus Adviser Long/Short Fund - Class R Shares	1,000,000	–	–	(999,989)	12/31/07 & 06/10/08	11
Janus Adviser Long/Short Fund - Class S Shares	1,000,000	–	–	(999,990)	12/31/07 & 06/10/08	10
Janus Adviser Global Real Estate Fund - Class A Shares(1)	–	500,000	11/27/07 & 12/24/07	–	–	500,000
Janus Adviser Global Real Estate Fund - Class C Shares(1)	–	500,000	11/27/07 & 12/24/07	–	–	500,000
Janus Adviser Global Real Estate Fund - Class I Shares(1)	–	500,000	11/27/07 & 12/24/07	(499,989)	6/10/08	11
Janus Adviser Global Real Estate Fund - Class S Shares(1)	–	500,000	11/27/07 & 12/24/07	–	–	500,000

(1)	Period November 28, 2007 (inception date) through July 31, 2008

3.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Adviser Series  July 31, 2008  43

Notes to Financial Statements (continued)

The Funds noted below have incurred “Post-October” losses during the period November 1, 2007 through July 31, 2008. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2009.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Adviser Long/Short Fund	$7,080,543	$–	$(4,142,011)	$(62,634,660)	$37,009,557	$(86,366,714)
Janus Adviser Global Real Estate Fund	101,198	–	–	–	111	(853,018)

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

		Accumulated
Fund	July 31, 2016	Capital Losses

Alternative
Janus Adviser Long/Short Fund	$(4,142,011)	$(4,142,011)
Janus Adviser Global Real Estate Fund	–	–

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Alternative
Janus Adviser Long/Short Fund	$947,377,742	$1,054,480,817	$(1,140,842,679)
Janus Adviser Global Real Estate Fund	7,466,988	139,400	(991,940)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended July 31, 2008

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser Long/Short Fund	$3,165,958	$486,411	$–	$–
Janus Adviser Global Real Estate Fund	–	–	–	–

For the fiscal year ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Adviser Long/Short Fund	$53,390	$–	$–	$–

44  Janus Adviser Series  July 31, 2008

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares		Class C Shares		Class I Shares		Class R Shares		Class S Shares
Fund	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Alternative
Janus Adviser Long/Short Fund	3.38%(1)	3.46%	4.18%(1)	4.60%	3.12%(1)	3.26%	4.89%(1)	7.95%	3.66%(1)	4.42%
Janus Adviser Global Real Estate Fund	6.64%(2)	N/A	7.37%(2)	N/A	6.21%(2)	N/A	N/A	N/A	6.81%(2)	N/A

(1)	Without the recoupment of expenses, the ratio would have been 3.38% for A Shares, 4.16% for C Shares, 3.12% for I Shares, 4.11% for R Shares, and 3.61% for S Shares in 2008.
(2)	Period from November 28, 2007 (inception date) through July 31, 2008.

5.	Capital Share Transactions

			Janus Adviser
	Janus Adviser		Global Real
For the fiscal year or period ended July 31	Long/Short Fund		Estate Fund
(all numbers in thousands)	2008	2007	2008(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	42,250	5,459	54
Reinvested dividends and distributions	82	1	-
Shares repurchased	(12,245)	(110)	-
Net Increase/(Decrease) in Fund Shares	30,087	5,350	54
Shares Outstanding, Beginning of Period	5,350	-	-
Shares Outstanding, End of Period	35,437	5,350	54
Transactions in Fund Shares – Class C Shares:
Shares sold	20,312	2,147	53
Reinvested dividends and distributions	27	1	-
Shares repurchased	(2,690)	(13)	-
Net Increase/(Decrease) in Fund Shares	17,649	2,135	53
Shares Outstanding, Beginning of Period	2,135	-	-
Shares Outstanding, End of Period	19,784	2,135	53
Transactions in Fund Shares – Class I Shares:
Shares sold	25,512	4,979	675
Reinvested dividends and distributions	67	2	-
Shares repurchased	(10,931)	(27)	(59)
Net Increase/(Decrease) in Fund Shares	14,648	4,954	616
Shares Outstanding, Beginning of Period	4,954	-	-
Shares Outstanding, End of Period	19,602	4,954	616
Transactions in Fund Shares – Class R Shares:
Shares sold	7	101	N/A
Reinvested dividends and distributions	1	-	N/A
Shares repurchased	(101)	-	N/A
Net Increase/(Decrease) in Fund Shares	(93)	101	N/A
Shares Outstanding, Beginning of Period	101	-	N/A
Shares Outstanding, End of Period	8	101	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	5,840	3,247	50
Reinvested dividends and distributions	36	-	-
Shares repurchased	(6,325)	(48)	-
Net Increase/(Decrease) in Fund Shares	(449)	3,199	50
Shares Outstanding, Beginning of Period	3,199	-	-
Shares Outstanding, End of Period	2,750	3,199	50

(1)	Period November 28, 2007 (inception date) through January 31, 2008.

Janus Adviser Series  July 31, 2008  45

Notes to Financial Statements (continued)

6.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Alternative
Janus Adviser Long/Short Fund	$1,850,262,926	$1,053,592,876	$–	$–
Janus Adviser Global Real Estate Fund(1)	7,083,874	254,732	–	–

(1)	Period from November 28, 2007 (inception date) through July 31, 2008.

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ

46  Janus Adviser Series  July 31, 2008

of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event (Unaudited)

On September 7, 2008 the federal government placed Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, which effectively gave control to the federal government. On September 15, 2008, Lehman Brothers announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. On September 16, 2008 the federal government provided an emergency loan to American International Group Inc., which effectively gave control of the company to the federal government. The Funds’ investments in these issuers, as reflected in each Fund’s Schedule of Investments, expose investors to the negative (or positive) performance resulting from these and other events.

Janus Adviser Series  July 31, 2008  47

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund (two of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

48  Janus Adviser Series  July 31, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Adviser Series  July 31, 2008  49

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

50  Janus Adviser Series  July 31, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Adviser Series  July 31, 2008  51

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

52  Janus Adviser Series  July 31, 2008

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year or period ended July 31, 2008:

Capital Gain Distributions

Fund

Janus Adviser Long/Short Fund	$486,411

Dividends Received Deduction Percentage

Fund

Janus Adviser Long/Short Fund	28%
Janus Adviser Global Real Estate Fund	66%

Qualified Dividend Income

Fund

Janus Adviser Long/Short Fund	100%
Janus Adviser Global Real Estate Fund	81%

Janus Adviser Series  July 31, 2008  53

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*	Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

54  Janus Adviser Series  July 31, 2008

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

Janus Adviser Series  July 31, 2008  55

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Adviser Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts. Formerly, Principal at THK Associates, Inc. (market economics and land planning firm) (1990-2005).

David C. Decker 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus Adviser Long/Short Fund	8/06-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  57

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-500 09-08

2008 Annual Report
Janus Adviser Series

Bond
Janus Adviser Flexible Bond Fund
Janus Adviser Floating Rate High Income Fund
Janus Adviser High-Yield Fund
Money Market
Janus Adviser Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Management Commentaries and Schedules of Investments
Bond
Flexible Bond Fund	3
Floating Rate High Income Fund	14
High-Yield Fund	23
Money Market
Money Market Fund	34
Statements of Assets and Liabilities	38
Statements of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41
Notes to Schedules of Investments	50
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	71
Additional Information	72
Explanations of Charts, Tables and Financial Statements	73
Designation Requirements	76
Trustees and Officers	77

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was July 31, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2008 to July 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, with the exception of Janus Adviser Money Market Fund, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but mot limited to, acquired fund fees and expenses, to certain limits until at least December 1, 2009. Janus Capital has agreed to waive Janus Adviser Money Market Fund’s total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees expenses, to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of

Janus Adviser Series  July 31, 2008  1

12b-1 fees payable by Janus Adviser Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2  Janus Adviser Series  July 31, 2008

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot
This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser Flexible Bond Fund’s Class S Shares returned 6.69% compared with a 6.15% return by the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Overview

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for financial markets during the twelve-month period ending July 31, 2008. Interest rates trended lower, particularly at the short-end of the curve, as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during much of the time period in an attempt to alleviate the pressures in the credit markets. However, as inflation concerns grew and the Fed shifted its risk assessment from economic growth to inflation in the second quarter of 2008, rates came off of their lows. In the end, the yield on the 2-year Treasury fell 201 basis points (bps) to 2.51% while the yield on the 10-year Treasury declined 79 bps to 3.95%, resulting in a steepening of the yield curve.

Tight credit conditions and concerns over the slowing economy resulted in higher quality segments of the bond market outperforming lower quality areas. U.S. Treasuries were the best performing segment, particularly Treasury Inflation-Protected Securities (TIPS). Widening credit spreads, or a larger difference between the yield on corporate bonds and equivalent Treasury securities, hurt corporate credit’s performance during the period. The spreads on high yield bonds rose 354 bps, while investment grade corporate credit spreads increased 79 bps, resulting in the underperformance of both groups. High yield bonds saw a small decline during the period, while corporate bonds posted a modest gain. While credit spreads in general finished off of their highest levels, concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity, remained. As the period came to a close, continued weakness in housing, soft labor markets, a weak consumer, slowing manufacturing activity and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Treasury Holdings and Select Individual Credits Aided Returns

During a difficult period for financial markets, our decision to overweight Treasury bonds, and underweight pass-through mortgage backed securities, was the biggest contributor to the Fund’s outperformance relative to the benchmark. This decision stemmed from our analysis of risk within the credit market, and our belief that this risk was not being fairly reflected in current bond prices. For this reason, we remained highly selective and conservative in our allocation to the credit market, while we also held a modest overweighting in cash as an additional cushion against market volatility.

Where we did invest in the credit market, we continued to focus on our highest conviction names. These are companies we feel have strong management teams who have demonstrated their ability to navigate difficult economic times as well as their commitment to deleveraging corporate balance sheets. One such company was General Electric Co. (GE). As a AAA-rated corporate issuer (as rated by Moody’s), GE has benefited from one of the lowest costs of financing in the market. Moreover, it offers broad diversification across global markets, as well as across business units from health care to media to industrial products. This diversification has helped to support the value of its debt despite the more challenging U.S. economic environment. Therefore, we added to the position.

In this uncertain economic climate, we have also emphasized companies that have benefited from long-term cyclical trends. One such trend was the growing need for storing important documents and data. Iron Mountain, Inc., another top performer for the period, is a provider of information protection and storage services. It continued to benefit from its solid market foothold in this relatively non-cyclical business, which has experienced rapid growth since the enactment of the Sarbanes-Oxley Act of 2002. While the company suffered some growing pains last year, we remained constructive on its ability to execute in a solid growing area of the market and added to the position.

Financial and Automotive Credits Hindered Performance

Despite our underweighting in credit, a few individual corporate bond holdings weighed on returns during the

Janus Adviser Series  July 31, 2008  3

Janus Adviser Flexible Bond Fund (unaudited)

period. One detractor was financial services firm Morgan Stanley, which suffered from a combination of constrained market liquidity, falling asset prices and reduced investor confidence in financial services firms.

These same economic pressures also afflicted Ford Motor Credit, the financing arm of the Ford Motor Co. While Ford Motor Credit has faced concerns over liquidity and credit quality, it has also been hurt by the slowdown in car buying by consumers squeezed by slowing job growth, rising fuel and food prices, falling home values and tightening credit conditions. Given these pressures, we reduced the Fund’s exposure to auto-related credits during the period, and sold our position in Ford Motor Credit.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the state of the financial sector, availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we will continue to seek to uncover opportunities through fundamental bottom-up research that we believe present an attractive risk/reward profile. While these have been very volatile times, filled with periods of significant uncertainty, preservation of capital remains a primary focus followed by exploiting the opportunities presented by the ever-changing market. Many of our best investment ideas tend to generate free cash flow and are supported by asset-heavy balance sheets and historically recession-resistant businesses. In addition, we are focusing on management teams that have managed through difficult times and understand the importance of balance within their capital structures. All in all, strong businesses with excellent management tend to thrive in volatile times.

Thank you for your continued investment in Janus Adviser Flexible Bond Fund.

4  Janus Adviser Series  July 31, 2008

(unaudited)

Janus Adviser Flexible Bond Fund At A Glance

Fund Profile
July 31, 2008

Weighted Average Maturity	7.1 Years
Average Effective Duration*	4.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.90%
With Reimbursement	3.84%
Class A Shares at MOP
Without Reimbursement	2.76%
With Reimbursement	3.65%
Class C Shares***
Without Reimbursement	2.11%
With Reimbursement	3.09%
Class I Shares
Without Reimbursement	3.19%
With Reimbursement	4.09%
Class R Shares
Without Reimbursement	2.43%
With Reimbursement	3.34%
Class S Shares
Without Reimbursement	2.68%
With Reimbursement	3.59%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	210

*	A theoretical measure of price volatility.
**	Yield will fluctuate.
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)
July 31, 2008

AAA	61.3%
AA	6.8%
A	5.6%
BBB	11.6%
BB	6.1%
B	2.5%
Other	6.1%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of July 31, 2008

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 0.1% of total net assets.

Janus Adviser Series  July 31, 2008  5

Janus Adviser Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008					Expense Ratios – for the fiscal year ended July 31, 2007
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Flexible Bond Fund – Class A Shares

NAV	6.94%	4.16%	4.94%	6.39%	1.19%	0.81%(a)

MOP	1.93%	3.34%	4.52%	6.27%

Janus Adviser Flexible Bond Fund – Class C Shares

NAV	6.16%	3.63%	4.32%	5.71%	1.93%	1.55%(a)

CDSC	5.06%	3.63%	4.32%	5.71%

Janus Adviser Flexible Bond Fund – Class I Shares	7.10%	4.16%	4.94%	6.39%	0.90%	0.55%(b)

Janus Adviser Flexible Bond Fund – Class R Shares	6.42%	3.89%	4.62%	6.15%	1.65%	1.31%(c)

Janus Adviser Flexible Bond Fund – Class S Shares	6.69%	4.16%	4.94%	6.39%	1.40%	1.06%(c)

Lehman Brothers Aggregate Bond Index	6.15%	4.55%	5.65%	5.91%

Lipper Quartile – Class S Shares	1st	1st	2nd	N/A**

Lipper Ranking – Class S Shares based on total returns for Intermediate Investment Grade Debt Funds	46/555	93/394	67/196	N/A**

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

See important disclosures on the next page.

6  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Flexible Bond Portfolio of Janus Aspen Series (“the Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class I Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 13, 1993

**	The Lipper ranking for the Fund’s Class S Shares is not available.

Janus Adviser Series  July 31, 2008  7

Janus Adviser Flexible Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$997.80	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$994.30	$7.74

Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$999.60	$2.78

Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$2.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$995.60	$6.45

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$997.20	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27

†	Expenses are equal to the annualized expense ratio of 0.81% for Class A Shares, 1.56% for Class C Shares, 0.56% for Class I Shares, 1.30% for Class R Shares and 1.05% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  July 31, 2008

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Corporate Bonds – 37.2%
Agricultural Operations – 0.2%
$110,000	Bunge Limited Finance Corp., 4.3750% due 12/15/08	$110,127
Automotive – Truck Parts and Equipment – Original – 0.2%
110,000	TRW Automotive, Inc., 7.0000% due 3/15/14 (144A)	97,075
Beverages – Non-Alcoholic – 0.8%
217,000	Dr. Pepper Snapple Group, 6.1200% due 5/1/13 (144A)	219,192
145,000	Dr. Pepper Snapple Group, 6.8200% due 5/1/18 (144A)	145,798
172,000	Dr. Pepper Snapple Group, 7.4500% due 5/1/38 (144A)	174,875
		539,865
Cable Television – 2.3%
167,000	Comcast Corp., 6.3000% due 11/15/17	165,813
250,000	Comcast Corp., 5.7000% due 5/15/18	237,206
289,000	Cox Communications, Inc., 4.6250% due 1/15/10	287,044
250,000	Cox Communications, Inc., 6.2500% due 6/1/18 (144A)	246,201
65,000	Cox Communications, Inc., 6.9500% due 6/1/38 (144A)	63,711
160,000	Time Warner Cable, Inc., 6.7500% due 7/1/18	161,353
355,000	Time Warner Cable, Inc., 7.3000% due 7/1/38	354,922
		1,516,250
Casino Hotels – 0%
25,000	Seminole Hard Rock Entertainment, 8.1944%, due 3/15/14 (144A)‡,§	20,250
Cellular Telecommunications – 0.5%
328,000	Rogers Wireless Communications, Inc. 6.3750%, due 3/1/14	329,106
Chemicals – Diversified – 0.3%
165,000	E.I. D Pont De Nemours, 5.0000% due 7/15/13	165,216
Coal – 0.3%
178,000	Arch West Finance, 6.7500% due 7/1/13	177,555
Commercial Banks – 1.0%
688,000	Credit Suisse New York, 5.0000% due 5/15/13	668,874
Commercial Services – 0.7%
176,000	Aramark Corp., 8.5000% due 2/1/15	175,340
247,000	Iron Mountain, Inc., 8.6250% due 4/1/13	247,926
		423,266
Consumer Products – Miscellaneous – 0.3%
$78,000	Clorox Co., 5.0000% due 3/1/13	76,593
144,000	Clorox Co., 5.9500% due 10/15/17	142,183
		218,776
Data Processing and Management – 0.5%
160,000	Fiserv, Inc., 6.1250% due 11/20/15	160,012
159,000	Fiserv, Inc., 6.8000% due 11/20/17	159,738
		319,750
Diversified Financial Services – 1.0%
459,000	General Electric Capital Corp., 4.8750% due 10/21/10	468,974
207,000	General Electric Capital Corp., 4.3750% due 11/21/11	207,539
		676,513
Diversified Operations – 2.2%
118,000	Dover Corp., 5.4500% due 3/15/18	116,174
60,000	Dover Corp., 6.6000% due 3/15/38	61,741
144,000	Eaton Corp., 4.9000% due 5/15/13	143,446
601,000	General Electric Co., 5.2500% due 12/6/17	582,256
206,000	Kansas City Southern, 7.5000% due 6/15/09	208,318
108,000	SPX Corp., 7.6250% due 12/15/14 (144A)	110,430
202,000	Textron, Inc., 6.3750% due 11/15/08	203,686
		1,426,051
Electric – Generation – 0.8%
176,000	Allegheny Energy Supply Company LLC 8.2500%, due 4/15/12 (144A)‡	184,800
381,000	Edison Mission Energy, 7.0000% due 5/15/17	360,045
		544,845
Electric – Integrated – 3.9%
85,000	Centerpoint Energy, Inc., 6.5000% due 5/1/18	83,129
321,000	CMS Energy Corp., 6.3000% due 2/1/12	321,265
60,000	Consumers Energy Co., 5.6500% due 9/15/18	58,284
87,000	Duke Energy Carolinas, 5.1000% due 4/15/18	84,589
117,000	Duke Energy Carolinas, 6.0500% due 4/15/38	113,753
306,000	Monongahela Power Co., 6.7000% due 6/15/14	320,557
141,000	Pacific Gas and Electric Co., 4.8000% due 3/1/14	137,095
109,000	Pacificorp, 6.2500% due 10/15/37	104,673
338,000	Southern California Edison Co., 7.6250% due 1/15/10	348,347

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Electric – Integrated – (continued)
$355,000	Tampa Electric, 6.1000% due 5/15/18	$353,129
300,000	Virginia Electric & Power Co., 5.1000% due 11/30/12	299,713
298,000	West Penn Power Co., 5.9500% due 12/15/17 (144A)	295,218
		2,519,752
Electronic Components – Semiconductors – 0.3%
215,000	National Semiconductor Corp., 5.9444% due 6/15/10‡,ß	206,148
Enterprise Software/Services – 0.5%
335,000	BMC Software, Inc., 7.2500% due 6/1/18	338,939
Fiduciary Banks – 0.3%
171,000	Bank of New York Mellon, 4.5000% due 4/1/13	164,545
Finance – Consumer Loans – 0.2%
130,000	John Deere Capital Corp., 4.8750% due 10/15/10	131,640
Finance – Investment Bankers/Brokers – 3.1%
336,000	Citigroup, Inc., 6.1250% due 11/21/17	322,061
81,000	Goldman Sachs Group, Inc., 5.9500% due 1/18/18	76,944
435,000	Goldman Sachs Group, Inc., 6.1500% due 4/1/18	419,036
682,000	J.P. Morgan Chase & Co, 6.0000% due 1/15/18	661,702
423,000	Morgan Stanley, 5.9500% due 12/28/17	372,879
191,000	Morgan Stanley, 6.6250% due 4/1/18	176,797
		2,029,419
Food – Diversified – 0.6%
188,000	General Mills, Inc., 5.2500% due 8/15/13	187,593
123,000	General Mills, Inc., 5.2000% due 3/17/15	121,035
90,000	Kellogg Co., 4.2500% due 3/6/13	87,728
		396,356
Food – Retail – 0.4%
78,000	Kroger Co., 6.1500% due 1/15/20	77,177
85,000	Stater Brothers Holdings, Inc., 8.1250% due 6/15/12	84,575
134,000	Stater Brothers Holdings, Inc., 7.7500% due 4/15/15	127,970
		289,722
Food – Wholesale/Distribution – 0.8%
501,000	Supervalu, Inc., 7.5000% due 11/15/14	494,111
Gas – Distribution – 0.1%
87,000	Southern Star Central Corp., 6.0000% due 6/1/16 (144A)	83,955
Independent Power Producer – 0.7%
$155,000	NRG Energy, Inc., 7.3750% due 2/1/16	150,350
247,000	Reliant Energy, Inc., 7.6250% due 6/15/14	238,355
88,000	Reliant Energy, Inc., 7.8750% due 6/15/17#	84,920
		473,625
Medical – Hospitals – 0.6%
176,000	HCA, Inc., 6.5000% due 2/15/16	146,520
207,000	HCA, Inc., 9.2500% due 11/15/16	213,210
		359,730
Medical Products – 0.7%
175,000	Covidien International, 5.4500% due 10/15/12	174,190
248,000	Covidien International, 6.0000% due 10/15/17	248,130
		422,320
Metal – Diversified – 0.2%
154,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, due 4/1/17	161,315
Multimedia – 0.7%
330,000	Walt Disney Co., 4.7000% due 12/1/12	332,289
69,000	Viacom, Inc., 6.2500% due 4/30/16	65,817
70,000	Viacom, Inc., 6.1250% due 10/5/17	65,984
		464,090
Non-Hazardous Waste Disposal – 0.6%
221,000	Allied Waste Industries, Inc., 6.5000% due 11/15/10	221,000
188,000	Waste Management, Inc., 7.3750% due 8/1/10	193,733
		414,733
Office Automation and Equipment – 0.4%
120,000	Xerox Corp., 5.6500% due 5/15/13	118,887
169,000	Xerox Corp., 6.3500% due 5/15/18	163,482
		282,369
Oil Companies – Exploration and Production – 1.2%
95,000	Chesapeake Energy Corp, 7.2500% due 12/15/18	93,100
21,000	Forest Oil Corp., 8.0000% due 12/15/11	21,315
25,000	Forest Oil Corp., 7.2500% due 6/15/19 (144A)	23,500
470,000	Forest Oil Corp., 7.2500% due 6/15/19	441,800
164,000	Kerr-McGee Corp., 6.8750% due 9/15/11	171,440
		751,155

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Pipelines – 2.4%
$355,000	El Paso Corp., 7.0000% due 6/15/17	$355,398
55,000	Kinder Morgan Energy Partners 5.9500%, due 2/15/18	53,520
55,000	Kinder Morgan Energy Partners 6.9500%, due 1/15/38	54,251
708,000	Kinder Morgan Finance Co. 5.7000%, due 1/5/16	652,245
85,000	Plains All American Pipeline 6.5000%, due 5/1/18 (144A)	84,024
170,000	Teppco Partners L.P., 6.6500% due 4/15/18	171,420
170,000	Teppco Partners L.P., 7.5500% due 4/15/38	174,255
		1,545,113
Reinsurance – 0.7%
330,000	Berkshire Hathaway, Inc., 5.0000% due 8/15/13 (144A)	330,702
110,000	Berkshire Hathaway, Inc., 4.6250% due 10/15/13	108,767
		439,469
Retail – Discount – 0.4%
117,000	Wal-Mart Stores, Inc., 4.2500% due 4/15/13	116,375
117,000	Wal-Mart Stores, Inc., 6.2000% due 4/15/38	114,349
		230,724
Special Purpose Entity – 0.5%
150,000	Petroplus Finance, Ltd., 6.7500% due 5/1/14 (144A)	131,250
110,000	Petroplus Finance, Ltd., 7.0000% due 5/1/17 (144A)	95,150
95,000	Source Gas LLC, 5.9000% due 4/1/17 (144A)§	87,203
		313,603
Steel – Producers – 1.4%
352,000	Arcelormittal, 5.3750% due 6/1/13 (144A)	345,421
253,000	Arcelormittal, 6.1250% due 6/1/18 (144A)	242,957
352,000	Steel Dynamics, Inc., 7.7500% due 4/15/16 (144A)	346,720
		935,098
Super-Regional Banks – 2.3%
339,000	Bank of America Corp., 4.9000% due 5/1/13	328,324
349,000	Bank of America Corp., 5.6500% due 5/1/18	325,775
185,000	Wachovia Corp., 5.7500% due 2/1/18	157,958
680,000	Wells Fargo Co., 5.6250% due 12/11/17	648,085
		1,460,142
Telephone – Integrated – 1.5%
$483,000	AT&T, Inc., 4.9500% due 1/15/13	483,119
125,000	AT&T, Inc., 5.5000% due 2/1/18	122,016
171,000	AT&T, Inc., 5.6000% due 5/15/18	167,946
221,000	BellSouth Corp., 4.7500% due 11/15/12	218,270
		991,351
Transportation – Railroad – 0.8%
144,000	Burlington North Santa Fe, 5.7500% due 3/15/18	140,568
55,000	Kansas City Southern, 7.3750% due 6/1/14	52,938
346,000	Union Pacific Corp., 5.7000% due 8/15/18	334,297
		527,803
Transportation – Services – 0.2%
98,000	Fedex Corp., 5.5000% due 8/15/09	98,410
Wireless Equipment – 0.6%
320,000	Rogers Communications, 6.8000% due 8/15/18	320,429
80,000	Rogers Communications, 7.5000% due 8/15/38	80,321
		400,750

Total Corporate Bonds (cost $24,561,217)		24,159,906

Mortgage Backed Securities – 21.7%
U.S. Government Agencies – 20.1%
	Fannie Mae:
645,000	3.8750%, due 7/12/13#	640,483
325,000	5.3750%, due 6/12/17	343,133
36,140	6.5000%, due 11/1/17	37,580
108,666	5.0000%, due 11/1/18	107,917
145,296	4.5000%, due 5/1/19	141,181
48,549	5.5000%, due 8/1/19	49,003
22,900	5.5000%, due 9/1/19	23,135
23,292	4.5000%, due 4/1/20	22,530
23,535	4.5000%, due 9/1/20	22,766
106,791	6.0000%, due 10/1/21	109,211
132,764	5.0000%, due 4/1/23	130,687
345,949	4.5000%, due 6/1/23	331,828
125,114	5.5000%, due 9/1/24	124,325
35,032	7.0000%, due 11/1/28	37,101
325,000	6.6250%, due 11/15/30	386,146
45,637	6.5000%, due 2/1/31	47,276
91,059	7.0000%, due 2/1/32	96,436
299,873	6.0000%, due 10/1/32	303,237
253,226	5.5000%, due 2/1/33	249,544
73,576	6.5000%, due 3/1/33	76,090
188,735	5.5000%, due 11/1/33	185,814
217,439	5.0000%, due 4/1/34	207,657
333,482	6.0000%, due 7/1/34	337,590
26,684	6.5000%, due 9/1/34	27,734
314,627	5.5000%, due 11/1/34	309,266
115,535	4.6050%, due 12/1/34	116,969
201,006	6.0000%, due 1/1/35	202,696
108,020	5.5000%, due 1/1/36	106,061

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  11

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

U.S. Government Agencies – (continued)
$87,897	6.5000%, due 1/1/36	$90,378
50,160	6.0000%, due 8/1/36	50,464
68,546	6.0000%, due 8/1/36	68,961
82,795	6.0000%, due 1/1/37	83,297
293,586	5.5000%, due 6/1/37	287,603
451,582	6.0000%, due 12/1/37	454,153
300,041	6.0000%, due 3/1/38	301,720
229,518	5.0000%, due 5/1/38	218,117
302,571	5.0000%, due 5/1/38	287,540
304,067	5.5000%, due 5/1/38	297,840
597,662	5.5000%, due 5/1/38	585,422
229,767	5.5000%, due 6/1/38	225,061
304,298	5.5000%, due 6/1/38	298,066
304,440	5.5000%, due 6/1/38	298,205
	Federal Home Loan Bank System:
42,605	5.5000%, due 12/1/34	41,839
156,240	5.5000%, due 12/1/34	153,431
	Freddie Mac:
645,000	3.7500%, due 6/28/13	637,025
49,786	5.5000%, due 1/1/16	50,298
92,574	5.5000%, due 1/1/18	93,545
325,000	4.8750%, due 6/13/18#	330,252
63,484	5.5000%, due 2/1/21	63,700
309,611	4.5000%, due 4/1/23	296,586
320,000	6.2500%, due 7/15/32	366,194
92,698	6.0000%, due 11/1/33	93,709
149,769	6.0000%, due 2/1/34	151,535
40,800	6.5000%, due 7/1/34	42,390
466,269	5.0000%, due 10/1/35	444,418
421,897	5.0000%, due 11/1/35	402,125
83,795	5.5000%, due 8/1/36	82,052
145,605	5.5000%, due 2/1/38	142,486
269,257	5.0000%, due 4/1/38	255,713
69,511	4.5000%, due 5/1/38	63,724
234,706	4.5000%, due 5/1/38	215,167
304,265	5.0000%, due 5/1/38	288,960
	Ginnie Mae:
156,586	6.0000%, due 10/20/34	158,323
68,699	6.5000%, due 2/20/35	70,786
263,488	5.5000%, due 3/20/35	260,852
		13,025,333
U.S. Government Agency Variable Notes – 1.6%
	Fannie Mae:
332,653	5.0350%, due 1/1/33	335,065
158,091	4.5660%, due 4/1/33	159,085
198,580	3.7560%, due 7/1/34	199,785
268,272	5.5850%, due 11/1/36	271,269
	Federal Home Loan Bank System:
86,233	5.7130%, due 3/1/37	87,101
		1,052,305

Total Mortgage Backed Securities (cost $14,288,902)		14,077,638

U.S. Treasury Notes/Bonds – 38.7%
	U.S. Treasury Notes/Bonds:
342,000	4.8750%, due 5/31/09	349,401
735,000	4.6250%, due 7/31/09#	751,825
1,515,000	3.2500%, due 12/31/09#	1,534,292
2,025,000	2.1250%, due 1/31/10#	2,019,464
4,934,000	4.5000%, due 5/15/10#	5,113,626
246,000	2.6250%, due 5/31/10#	246,730
$735,000	2.8750%, due 6/30/10#	740,341
456,000	5.1250%, due 6/30/11	485,106
1,084,000	4.5000%, due 11/30/11#	1,137,946
1,960,000	4.6250%, due 2/29/12#	2,068,566
3,013,000	4.7500%, due 5/31/12#	3,196,841
377,000	4.6250%, due 7/31/12#	398,766
136,000	3.3750%, due 11/30/12#	137,296
92,000	3.6250%, due 12/31/12	93,783
426,000	2.8750%, due 1/31/13#	420,875
606,000	2.7500%, due 2/28/13#	594,306
83,000	2.5000%, due 3/31/13	80,484
338,131	2.0000%, due 4/15/13ÇÇ,#	330,391
80,000	3.1250%, due 4/30/13	79,644
198,000	3.5000%, due 5/31/13	200,197
236,000	3.3750%, due 6/30/13#	237,143
85,000	4.1250%, due 5/15/15#	88,227
92,000	4.6250%, due 2/15/17#	96,952
95,000	8.8750%, due 8/15/17#	129,371
578,917	2.0000%, due 1/15/18ÇÇ	576,972
83,000	3.5000%, due 2/15/18#	79,972
861,000	3.8750%, due 5/15/18#	853,601
109,000	8.8750%, due 2/15/19#	151,783
169,000	7.2500%, due 8/15/22	216,941
403,000	6.2500%, due 8/15/23	477,492
348,000	6.0000%, due 2/15/26#	405,447
201,321	3.3750%, due 4/15/32ÇÇ	248,490
90,000	4.7500%, due 2/15/37	91,884
521,000	5.0000%, due 5/15/37#	553,522
916,000	4.3750%, due 2/15/38#	882,724

Total U.S. Treasury Notes/Bonds (cost $24,656,023)		25,070,401

Money Market – 0.8%
531,237	Janus Institutional Cash Management Fund – Institutional Shares, 2.56% (cost $531,237)	531,237

Other Securities – 25.3%
2,095,815	Allianz Dresdner Daily Asset Fund†	2,095,815

	Repurchase Agreements:
498,494	Bank of America Securities LLC 2.0200%, due 8/1/08†	498,494
1,563,496	BNP Paribas 2.0800%, due 8/1/08†	1,563,496
1,042,331	Credit Suisse Securities (USA) LLC 2.0700%, due 8/1/08†	1,042,331
2,084,662	Deutsche Bank Securities, Inc. 2.0800%, due 8/1/08†	2,084,662
521,165	Morgan Stanley and Company, Inc. 2.0500%, due 8/1/08†	521,165
		5,710,148
	Time Deposits:
1,036,829	Abbey National Treasury, N.A. 2.1500%, 8/1/08†	1,036,829
1,042,331	Calyon, N.A. 2.2000%, 8/1/08†	1,042,331
1,042,331	Danske Bank, Cayman Islands, N.A. 2.2000%, 8/1/08†	1,042,331
1,042,331	Dexia Bank S.A., Brussels, N.A. 2.2000%, 8/1/08†	1,042,331

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Other Securities – (continued)
$46,306	DNB Nor Bank ASA, N.A. 2.0600%, 8/1/08†	$46,306
1,042,331	ING Bank N.V., Amsterdam, N.A. 2.2000%, 8/1/08†	1,042,331
1,042,331	Lloyd’s TSB Group PLC, N.A. 2.1500%, 8/1/08†	1,042,331
1,042,331	Rabobank, London, N.A. 2.1875%, 8/1/08†	1,042,331
857,891	Svenska Handelsbanken, N.A. 2.1875%, 8/1/08†	857,891
403,596	Wells Fargo Bank, N.A. 2.0000%, 8/1/08†	403,596
		8,598,608

Total Other Securities (cost $16,404,571)		16,404,571

Total Investments (total cost $80,441,950) – 123.7%		80,243,753

Liabilities, net of Cash, Receivables and Other Assets – (23.7)%		(15,384,118)

Net Assets – 100%		$64,859,635

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$981,351	1.2%
China	95,150	0.1%
United States††	79,167,252	98.7%

Total	$80,243,753	100.0%

††	Includes Short-Term Securities and Other Securities (77.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  13

Janus Adviser Floating Rate High Income Fund (unaudited)

Fund Snapshot
The fund is designed for long-term investors who primarily seek current income from an investment that may have lower correlation to fixed – income markets than a traditional fixed – income fund.

Jason Groom
portfolio manager

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser Floating Rate High Income Fund’s Class S Shares returned -0.38% versus the Fund’s benchmark, the Credit Suisse First Boston (CSFB) Leveraged Loan Index, which returned -1.05%.

Economic Update

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for financial markets during the 12-month period ending July 31, 2008. Interest rates trended lower, particularly at the short-end of the curve, as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during much of the time period in an attempt to alleviate the pressures in the credit markets. However, as inflation concerns grew and the Fed shifted its risk assessment from economic growth to inflation in the second quarter of 2008, rates came off of their lows. In the end, the yield on the 2-year Treasury fell 201 basis points (bps) to 2.51% while the yield on the 10-year Treasury declined 79 bps to 3.95%, resulting in a steepening of the yield curve.

Tight credit conditions and concerns over the slowing economy resulted in higher quality segments of the bond market outperforming lower quality areas. U.S. Treasuries were the best performing segment, particularly Treasury Inflation-Protected Securities (TIPS). Credit spreads widened across all categories: High Yield spreads rose 354 bps, Leveraged Loan spreads rose 259 bps (3yr DM), and Investment Grade corporate credit spreads increased 79 bps. As the period came to a close, continued weakness in housing, soft labor markets, a weak consumer, slowing manufacturing activity and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Leveraged Loan Market Was Pressured by Excess Supply and Liquidity Constraints

The leveraged loan market has endured unprecedented volatility over the past year, due to a combination of factors including constrained liquidity, excess supply, economic uncertainty and declining London Interbank Offer Rates (LIBOR). In particular, the category faced one of the largest supply shocks in its history at a time when the category’s largest buyer, Collateralized Loan Obligations (CLO), was out of the market. Adding to supply pressures were the liquidation of various leveraged vehicles, including total return swap programs, CLO warehouses and market value CLOs.

With the largest buyer no longer participating, the leveraged loan market was driven by hedge funds and high-yield mutual funds. The participation of these non-traditional and absolute return-focused buyers increased the volatility in the category by multiple standard deviations from its historical norm.

Defensive Credits and Cash Equivalents Contributed to Fund Returns

In this volatile environment, we continued to focus on protecting investor capital and held a significant cash weighting in the Fund given what we believed to be a lack of compelling risk-adjusted returns available in the marketplace. This strategy worked in our favor during this period, as our cash holdings contributed positively to both our absolute and relative performance. Performance also benefited from the Fund’s weighting in defensive credits, namely HCA, which owns hospitals and other medical facilities in the United States and England, Community Health Systems, Dole Food Company, Roundy’s Supermarket and HealthSouth.

Select Consumer-Related Holdings Detracted from Relative Performance

The Fund’s performance during this difficult period was hampered by investments in more consumer-cyclical businesses, including restaurants, gaming, and media. As consumers have faced a combination of slowing employment growth, tighter lending standards and rising food and fuel costs, many have cut back on more discretionary purchases.

Second lien investments also detracted from the Fund’s performance. These included investments in Concentra, a provider of workplace health care services, Advanstar Communications, Inc., and PBI Media (both B-to-B advertisers). Spreads on second lien loans widened disportionately to first lien loans as investors demanded a much higher premium to be in a subordinated position.

Outlook

Looking ahead, we will pay close attention to the employment picture, the state of the financial sector, availability of credit

14  Janus Adviser Series  July 31, 2008

(unaudited)

and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we will continue to seek to uncover opportunities through fundamental bottom-up research that we believe present an attractive risk/reward profile. While these have been very volatile times, filled with periods of significant uncertainty, preservation of capital remains a primary focus followed by exploiting the opportunities presented by the ever-changing market. Many of our best investment ideas tend to generate free cash flow and are supported by asset-heavy balance sheets and historically recession-resistant businesses. In addition, we are focusing on management teams that have managed through difficult times and understand the importance of balance within their capital structures. All in all, strong businesses with excellent management tend to thrive in volatile times.

Thank you for your investment in Janus Adviser Floating Rate High Income Fund.

Janus Adviser Series  July 31, 2008  15

Janus Adviser Floating Rate High Income Fund (unaudited)

Janus Adviser Floating Rate High Income Fund At A Glance

Fund Profile
July 31, 2008

Weighted Average Maturity	4.2 Years
Average Effective Duration*	0.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	5.47%
With Reimbursement	3.86%
Class A Shares at MOP
Without Reimbursement	5.20%
With Reimbursement	3.67%
Class C Shares***
Without Reimbursement	3.96%
With Reimbursement	3.09%
Class I Shares
Without Reimbursement	4.87%
With Reimbursement	4.09%
Class S Shares
Without Reimbursement	4.39%
With Reimbursement	3.59%
Weighted Average Fixed Income Credit Rating	BB-
Number of Bonds/Notes	85

*	A theoretical measure of price volatility.
**	Yield will fluctuate.
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)
July 31, 2008

BBB	2.4%
BB	49.9%
CCC	2.8%
Other	44.9%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of July 31, 2008

Asset Allocation – (% of Net Assets)
As of July 31, 2008

16  Janus Adviser Series  July 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser Floating Rate High Income Fund – Class A Shares

NAV	–0.14%	–2.96%	8.44%	1.20%(a)

MOP	–5.02%	–6.66%

Janus Adviser Floating Rate High Income Fund – Class C Shares

NAV	–0.84%	–3.65%	9.14%	1.95%(a)

CDSC	–1.88%	–3.65%

Janus Adviser Floating Rate High Income Fund – Class I Shares	0.09%	–2.74%	7.76%	0.95%(b)

Janus Adviser Floating Rate High Income Fund – Class S Shares	–0.38%	–3.19%	8.56%	1.45%(c)

Credit Suisse First Boston (CSFB) Leveraged Loan Index	–1.05%	–3.44%**

Lipper Quartile – Class S Shares	2nd	3rd

Lipper Ranking – Class S Shares based on total returns for Loan Participation Funds	27/74	41/70

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  17

Janus Adviser Floating Rate High Income Fund (unaudited)

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on estimated annualized expenses the Fund expects to incur during its initial fiscal year. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.) Contractual waivers, where applicable, agreed to by Janus Capital are included in the prospectus under “Net Annual Fund Operating Expenses”.
The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests primarily in floating rate securities, which are speculative in nature because they are sensitive to economic or political changes, or adverse developments specific to the borrower and are generally non-investment grade and therefore involve greater liquidity, default and credit risks. The Fund may also invest in derivative, foreign and emerging market securities which carry additional risks that could have a negative impact on performance. The Fund should not be considered a complete investment program.

One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund’s prospectus allows for investment in non-investment grade securities.

Due to certain investment strategies, the Fund may have an increased position in cash.

The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflects the performance of the Fund’s respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s effective date – May 2, 2007

**	The Credit Suisse First Boston Leveraged Loan Index since inception returns are calculated from April 30, 2007.

18  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,015.90	$5.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,012.30	$9.61

Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,016.30	$4.56

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,014.30	$7.06

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.07

†	Expenses are equal to the annualized expense ratio of 1.18% for Class A Shares, 1.92% for Class C Shares, 0.91% for Class I Shares, and 1.41% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  19

Janus Adviser Floating Rate High Income Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Bank Loans – 70.0%
Advertising Services – 1.4%
$100,000	Dex Media West LLC, 7.0000% due 10/24/14‡	$95,469
Aerospace and Defense – 1.4%
5,520	Hawker Beechcraft, Inc., 2.7006% due 3/26/14‡	5,133
94,480	Hawker Beechcraft, Inc., 4.8006% due 3/26/14‡	87,698
		92,831
Auction House – Art Dealer – 1.3%
47,882	Adesa, Inc., 5.0600% due 10/21/13‡	42,884
51,118	Adesa, Inc., 5.0600% due 10/21/13‡	45,783
		88,667
Automotive – Cars and Light Trucks – 1.2%
98,747	Ford Motor Co., 5.4600% due 12/16/13‡	77,654
Cable Television – 4.6%
126,037	Cablevision Systems Corp., 4.2063% due 3/29/13‡	119,604
250	Charter Communications Operating LLC 4.6700%, due 3/6/14‡	220
99,250	Charter Communications Operating LLC 4.8000%, due 3/6/14‡	86,942
100,000	Mediacom Communications, 6.5000% due 1/3/16‡	99,250
		306,016
Casino Hotels – 2.0%
148,500	Harrahs Entertainment, Inc., 5.8000% due 1/28/15‡	131,422
1,125	Harrahs Entertainment, Inc., 5.8006% due 1/28/15‡	996
		132,418
Cellular Telecommunications – 1.4%
100,000	MetroPCS Wireless, Inc., 0% due 11/4/13‡	95,213
Chemicals – Diversified – 1.0%
70,680	Georgia Gulf Corp., 4.9625% due 10/3/13‡	65,404
Commercial Services – Finance – 1.5%
100,000	Lender Process Services, Inc., 4.9632% due 7/2/14‡	99,938
Computer Services – 0.8%
59,547	Solar Capital Corp., 4.5075% due 2/28/14‡	56,148
Data Processing and Management – 1.4%
6,416	First Data Corp., 5.5506% due 9/24/14‡	5,892
93,333	First Data Corp., 5.5519% due 9/24/14‡	85,710
		91,602
Dialysis Centers – 1.5%
100,000	DaVita, Inc., 0% due 10/5/12‡	96,109
Diversified Operations – Commercial Services – 3.6%
14,934	Aramark Corp., 2.4400% due 1/27/14‡	14,210
235,066	Aramark Corp., 4.6756% due 1/27/14‡	223,867
		238,077
Electric – Integrated – 3.3%
10,261	Texas Competitive Electric Holdings Company LLC, 5.9613% due 10/10/14‡	9,633
62,171	Texas Competitive Electric Holdings Company LLC, 6.2344% due 10/10/14‡	58,370
132,789	Texas Competitive Electric Holdings Company LLC, 6.2344% due 10/10/14‡	124,309
12,143	Texas Competitive Electric Holdings Company LLC, 6.4775% due 10/10/14‡	11,400
16,834	Texas Competitive Electric Holdings Company LLC, 6.4775% due 10/10/14‡	15,759
		219,471
Electronic Components – Semiconductors – 1.4%
100,000	Freescale Semiconductor, Inc., 0% due 11/29/13‡	89,977
Food – Dairy Products – 1.4%
100,000	Dean Foods Co., 0% due 4/2/14‡	94,448
Food – Retail – 1.4%
100,000	Supervalu, Inc., 3.6419% due 6/2/12‡	94,330
Food – Wholesale/Distribution – 1.3%
92,714	Roundy’s Supermarket, Inc., 5.2100% due 11/3/11‡	88,611
Health Care Cost Containment – 1.1%
110,000	Concentra, Inc., 8.3006% due 6/25/15‡,ß	70,400
Independent Power Producer – 0.6%
14,668	NRG Energy, Inc., 2.7006% due 2/1/13‡	13,975
29,945	NRG Energy, Inc., 4.3006% due 2/1/13‡	28,543
		42,518
Insurance Brokers – 1.4%
99,000	U.S.I. Holdings Corp., 5.5600% due 5/5/14‡	90,956
Investment Management and Advisory Services – 0.6%
20,410	Nuveen Investments, Inc., 5.4600% due 11/13/14‡	18,858
1,151	Nuveen Investments, Inc., 5.4625% due 11/13/14‡	1,063
23,326	Nuveen Investments, Inc., 5.4631% due 11/13/14‡	21,553
		41,474

See Notes to Schedules of Investments and Financial Statements.

20  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Medical – Hospitals – 6.7%
54,751	Community Health Systems, Inc., 4.7131% due 7/25/14‡	$51,658
172,081	Community Health Systems, Inc., 4.8994% due 7/25/14‡	162,358
248,745	HCA, Inc., 5.0506% due 11/18/13‡	228,670
		442,686
Medical Products – 3.5%
149,623	Biomet, Inc., 5.8006% due 3/25/15‡	146,668
99,000	Cardinal Health 409, Inc., 5.0506% due 4/10/14‡	86,625
		233,293
Motion Pictures and Services – 1.2%
98,750	Metro-Goldwyn-Mayer, Inc., 6.0506% due 4/9/12‡	76,809
Non-Hazardous Waste Disposal – 1.5%
37,548	Allied Waste Industries, Inc., 2.3600% due 3/28/14‡	36,821
2,323	Allied Waste Industries, Inc., 3.9600% due 3/28/14‡	2,277
2,452	Allied Waste Industries, Inc., 3.9600% due 3/28/14‡	2,403
13,935	Allied Waste Industries, Inc., 3.9600% due 3/28/14‡	13,656
16,258	Allied Waste Industries, Inc., 3.9600% due 3/28/14‡	15,933
27,484	Allied Waste Industries, Inc., 4.5700% due 3/28/14‡	26,934
		98,024
Optical Supplies – 0.7%
1,000	Bausch & Lomb, Inc., 6.0506% due 4/24/15‡	867
5,000	Bausch & Lomb, Inc., 6.0506% due 4/24/15‡	4,856
39,800	Bausch & Lomb, Inc., 6.0506% due 4/24/15‡	38,651
		44,374
Paper and Related Products – 4.3%
24,358	Georgia-Pacific Corp., 4.3994% due 12/20/12‡	22,965
12,179	Georgia-Pacific Corp., 4.4456% due 12/20/12‡	11,482
194,860	Georgia-Pacific Corp., 4.4456% due 12/20/12‡	183,718
17,964	Georgia-Pacific Corp., 4.5506% due 12/20/12‡	16,937
49,750	New Page Corp., 6.5625% due 12/22/14‡	49,055
		284,157
Physical Therapy and Rehabilitation Centers – 1.4%
95,378	Healthsouth Corp., 5.2900% due 3/11/13‡	89,757
Pipelines – 1.9%
2,856	Atlas Pipelines Partners, 4.9700% due 7/27/14‡	2,787
4,995	Atlas Pipelines Partners, 4.9700% due 7/27/14‡	4,874
4,995	Atlas Pipelines Partners, 4.9700% due 7/27/14‡	4,874
9,990	Atlas Pipelines Partners, 4.9700% due 7/27/14‡	9,749
12,488	Atlas Pipelines Partners, 4.9700% due 7/27/14‡	12,187
7,556	Dynegy, Inc., 0% due 4/2/13‡	7,025
92,444	Dynegy, Inc., 0% due 4/2/13‡	85,953
		127,449
Printing – Commercial – 0.7%
2,810	Quebecor World, Inc., 8.2500% due 7/21/09‡	2,803
11,816	Quebecor World, Inc., 8.2500% due 7/21/09‡	11,786
29,167	Quebecor World, Inc., 8.2500% due 7/21/09‡	29,094
		43,683
Publishing – Periodicals – 2.1%
2,546	Idearc, Inc., 4.4700% due 11/17/14‡	1,887
57,001	Idearc, Inc., 4.8000% due 11/17/14‡	42,246
98,744	VNU, Inc., 4.7344% due 8/9/13‡	91,528
		135,661
Real Estate Management/Services – 1.2%
21,000	Realogy Corp., 2.4398% due 10/10/13‡	16,950
78,000	Realogy Corp., 5.4588% due 10/10/13‡	62,957
		79,907
Retail – Regional Department Stores – 1.4%
100,000	Neiman Marcus Group, Inc., 4.4219% due 4/6/13‡	93,203
Retail – Restaurants – 1.3%
7,519	OSI Restaurant Partners, Inc., 2.5963% due 6/14/13‡	6,289
93,893	OSI Restaurant Partners, Inc., 5.1250% due 6/16/14‡	78,535
		84,824
Schools – Day Care – 1.5%
100,000	Bright Horizons, 7.5000% due 5/28/15‡	98,375
Telecommunication Services – 3.3%
250,000	Fairpoint Communications, 5.7500% due 3/31/15‡	218,886
Television – 0.9%
64,063	Newport Television LLC, 8.0000% due 9/14/16‡	60,100

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  21

Janus Adviser Floating Rate High Income Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Travel Services – 0.8%
59,549	TDS Investor Corp., 4.7131% due 8/23/13‡	$49,746

Total Bank Loans (cost $4,890,439)		4,628,665

Corporate Bonds – 5.4%
Finance – Auto Loans – 0.7%
50,000	Ford Motor Credit Co., 7.2406% due 4/15/12‡	47,476
Food – Miscellaneous/Diversified – 1.7%
118,000	Dole Food Company, Inc., 8.6250% due 5/1/09	115,493
Retail – Apparel and Shoe – 0.4%
29,000	Hanesbrands, Inc., 6.5081% due 12/15/14‡,ß	25,810
Retail – Restaurants – 2.6%
75,000	Denny’s Holdings, Inc., 10.0000% due 10/1/12	72,375
100,000	Landry’s Restaurants, Inc., 9.5000% due 12/15/14	96,749
		169,124

Total Corporate Bonds (cost $372,307)		357,903

Repurchase Agreement – 28.8%
1,900,000	Lehman Brothers, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $1,900,115 collateralized by $11,707,570 in U.S. Government Agencies 0%, 6/1/22 – 4/25/38 with a value of $1,938,001 (cost $1,900,000)	1,900,000

Total Investments (total cost $7,162,746) – 104.2%		6,886,568

Liabilities, net of Cash, Receivables and Other Assets – (4.2)%		(276,394)

Net Assets – 100%		$6,610,174

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$6,886,568	100.0%

Total	$6,886,568	100.0%

††	Includes Short-Term Securities (72.4% excluding Short-Term Securities).

See Notes to Schedules of Investments and Financial Statements.

22  Janus Adviser Series  July 31, 2008

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot
This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

For the 12-month period ended July 31, 2008, Janus Adviser High-Yield Fund’s Class S Shares returned 0.10%, compared to a -0.03% return posted by the Fund’s benchmark, the Lehman Brothers High-Yield Bond Index.

Market Update

Turmoil in the credit markets, recession fears and concerns that inflation may be accelerating set the tone for financial markets during the twelve-month period ending July 31, 2008. Interest rates trended lower, particularly at the short-end of the curve, as the U.S. Federal Reserve (Fed) embarked on an aggressive easing campaign during much of the time period in an attempt to alleviate the pressures in the credit markets. However, as inflation concerns grew and the Fed shifted its risk assessment from economic growth to inflation in the second quarter of 2008, rates came off of their lows. In the end, the yield on the 2-year Treasury fell 201 basis points (bps) to 2.51% while the yield on the 10-year Treasury declined 79 bps to 3.95%, resulting in a steepening of the yield curve.

Tight credit conditions and concerns over the slowing economy resulted in higher quality segments of the bond market outperforming lower quality areas. U.S. Treasuries were the best performing segment, particularly Treasury Inflation-Protected Securities (TIPS). Widening credit spreads, or a larger difference between the yield on corporate bonds and equivalent Treasury securities, hurt corporate credit’s performance during the period. The spreads on high yield bonds rose 354 bps, while investment grade corporate credit spreads increased 79 bps, resulting in the underperformance of both groups. High yield bonds saw a small decline during the period, while corporate bonds posted a modest gain. While credit spreads in general finished off of their highest levels, concerns over the lingering effects of the credit crisis, namely credit contraction and slower economic activity, remained. As the period came to a close, continued weakness in housing, soft labor markets, a weak consumer, slowing manufacturing activity and relatively tight credit conditions were just some of the headwinds facing the U.S. economy.

Health Care Holdings Aided Performance

In selecting credits, we have focused on companies benefiting from long term trends that may be less sensitive to cyclical pressures. Notably, our fixed-income health care analyst continued to identify many such names in the health care space. One standout performer for the period was HCA, Inc., a company that owns and manages hospitals and other medical facilities across the United States. We believe HCA represents the kind of investment we look for – a well-managed company that has used free cash flow to pay down debt while it capitalized on the more stable revenue growth offered by the health care segment. We sold the position to harvest gains.

Dole Food Company Inc. was another high conviction name that performed well. The company has benefited from its sizable market footprint providing both fresh and packaged fruits and vegetables, and from solid pricing power that has enabled it to pass along higher production costs to consumers. At the same time, Dole owns sizable real estate holdings in Hawaii – hard assets that have helped to support the value of the bonds in difficult economic times.

General Motors and Pierre Foods Detracted from Performance

Beginning in mid-2007, our concerns over volatile spreads and heightened market risk led us to reposition the Fund into what we believed to be strong fundamental credits with high free cash flows and asset-heavy balance sheets. Unfortunately, as credit markets deteriorated and spreads widened, these more marketable holdings were among the first sold by large bond funds facing redemptions. For this reason, our emphasis on more liquid names initially hurt our relative performance. Nonetheless, as credit concerns persisted and spreads continued to widen, investors once again favored the more stable, higher liquidity holdings we owned. More importantly, our more conservative investment approach has helped to insulate our performance from the pronounced market turbulence at the lower end of the credit spectrum, helping us to navigate what has been a challenging period for high-yield investors.

While many of our individual credits held up well despite this volatile environment, several struggled, weighing on our relative performance. Detractors included a number of

Janus Adviser Series  July 31, 2008  23

Janus Adviser High-Yield Fund (unaudited)

credits in the consumer discretionary sector, including automaker General Motors. As consumers have faced a combination of slowing employment growth, falling home prices and rising food and energy costs, many have cut back on their purchases of big ticket items, such as new cars. This has taken a heavy toll on automakers at the same time that rising input prices have increased their production costs. Given these pressures, we have significantly reduced our weighting in auto-related credits, and we sold our stake in General Motors during the period.

Pierre Foods faced similar pressures. A major producer of prepackaged meat, chicken and sandwich products, the company was squeezed by rising food and transportation costs, as well as by its inability to pass along price increases to consumers in a tight competitive market. Given our reduced confidence in the company’s ability to manage to these pressures, we liquidated our investment in Pierre Foods before the company defaulted on its bonds.

Outlook

Looking ahead, we will be paying close attention to the employment picture, the state of the financial sector, availability of credit and U.S. consumer confidence, as well as the direction of inflation and commodity prices, among other things. While headline inflation has been quite elevated, we have not yet seen these costs bleed through to the core level. Trends in wage growth and the ability of firms to pass higher costs on to their customers may hold the key to whether record commodity prices have a more permanent impact on the general level of inflation.

The pressures facing the consumer have increased substantially and with the availability of credit waning amid the current de-leveraging of the U.S. economy, the potential for further slowing in consumer spending is high. Markets may continue to be volatile given the growing uncertainty. Nevertheless, we will continue to seek to uncover opportunities through fundamental bottom-up research that we believe present an attractive risk/reward profile. While these have been very volatile times, filled with periods of significant uncertainty, preservation of capital remains a primary focus followed by exploiting the opportunities presented by the ever-changing market. Many of our best investment ideas tend to generate free cash flow and are supported by asset-heavy balance sheets and historically recession-resistant businesses. In addition, we are focusing on management teams that have managed through difficult times and understand the importance of balance within their capital structures. All in all, strong businesses with excellent management tend to thrive in volatile times.

Thank you for your continued investment in Janus Adviser High-Yield Fund.

24  Janus Adviser Series  July 31, 2008

(unaudited)

Janus Adviser High-Yield Fund At A Glance

Fund Profile
July 31, 2008

Weighted Average Maturity	5.7 Years
Average Effective Duration*	3.7 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	-1.09%
With Reimbursement	8.98%
Class A Shares at MOP
Without Reimbursement	-1.04%
With Reimbursement	8.55%
Class C Shares***
Without Reimbursement	-1.83%
With Reimbursement	8.21%
Class I Shares
Without Reimbursement	-0.81%
With Reimbursement	9.23%
Class R Shares
Without Reimbursement	-1.55%
With Reimbursement	8.47%
Class S Shares
Without Reimbursement	-1.30%
With Reimbursement	8.72%
Weighted Average Fixed Income Credit Rating	BB
Number of Bonds/Notes	187

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)
July 31, 2008

AA	0.2%
BBB	6.6%
BB	25.8%
B	46.2%
CCC	8.1%
Other	13.1%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of July 31, 2008

Asset Allocation – (% of Net Assets)
As of July 31, 2008

Emerging markets comprised 1.0% of total net assets.

Janus Adviser Series  July 31, 2008  25

Janus Adviser High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2008			Expense Ratios – for the fiscal year ended July 31, 2007
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Adviser High-Yield Fund – Class A Shares

NAV	0.34%	3.16%	6.50%	1.20%(a)

MOP	–4.46%	1.49%

Janus Adviser High-Yield Fund – Class C Shares

NAV	–0.51%	2.36%	7.23%	1.94%(a)

CDSC	–1.44%	2.36%

Janus Adviser High-Yield Fund – Class I Shares	0.49%	2.50%	6.18%	0.95%

Janus Adviser High-Yield Fund – Class R Shares	–0.26%	2.62%	7.00%	1.69%(b)

Janus Adviser High-Yield Fund – Class S Shares	0.10%	2.87%	6.75%	1.44%(c)

Lehman Brothers High-Yield Bond Index	–0.03%	3.52%

Lipper Quartile – Class S Shares	2nd	3rd

Lipper Ranking – Class S Shares based on total returns for High Current Yield Funds	186/460	218/391

Visit janus.com/info to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

(a) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

See important disclosures on the next page.

26  Janus Adviser Series  July 31, 2008

(unaudited)

(c) Janus Capital has contractually agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit. As of July 31, 2008, the limit will continue in effect until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).
The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund’s respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund’s Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund’s Class I Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective July 1, 2008, Darrell Watters became the co-portfolio manager of Janus Adviser High-Yield Fund.

See “Explanation of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – August 1, 2005

Janus Adviser Series  July 31, 2008  27

Janus Adviser High-Yield Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$998.10	$5.96

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$993.30	$9.61

Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$998.20	$4.67

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$994.50	$8.38

Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$996.90	$7.15

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.22

†	Expenses are equal to the annualized expense ratio of 1.20% for Class A Shares, 1.94% for Class C Shares, 0.94% for Class I Shares, 1.69% for Class R Shares and 1.44% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

28  Janus Adviser Series  July 31, 2008

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Bank Loans – 0.2%
Medical – Outpatient and Home Medical Care – 0.1%
339	National Mentor Holdings, Inc. 6.6000%, due 7/1/13‡,ß	$292
5,528	National Mentor Holdings, Inc. 4.7000%, due 7/1/13‡,ß	4,768
		5,060
Telecommunication Services – 0.1%
$4,000	Fairpoint Communications 5.7500%, due 1/5/00‡	3,325

Total Bank Loans (cost $9,537)		8,385

Corporate Bonds – 86.9%
Advertising Services – 0.3%
$17,000	RH Donnelley, Inc. 11.7500%, due 5/15/15 (144A)§	12,580
Aerospace and Defense – Equipment – 0.4%
13,000	DRS Technologies, Inc. 6.8750%, due 11/1/13	13,065
Agricultural Chemicals – 0.4%
15,000	Mosaic Co., 6.25% 7.6250%, due 12/1/16 (144A)‡	15,750
Apparel Manufacturers – 0.8%
12,000	Levi Strauss & Co. 9.7500%, due 1/15/15	11,310
18,000	Levi Strauss & Co. 8.8750%, due 4/1/16	16,200
		27,510
Automotive – Cars and Light Trucks – 1.1%
28,000	Ford Motor Co. 7.4500%, due 7/16/31	14,560
20,000	General Motors Corp. 7.1250%, due 7/15/13	11,400
27,000	General Motors Corp. 8.3750%, due 7/15/33	13,298
		39,258
Automotive – Truck Parts and Equipment – Original – 0.6%
10,000	American Axle & Manufacturing, Inc. 7.8750%, due 3/1/17	6,600
11,000	Arvinmeritor, Inc. 8.1250%, due 9/15/15	8,979
7,000	Visteon Corp. 8.2500%, due 8/1/10	6,020
		21,599
Beverages – Non-Alcoholic – 0.8%
12,000	Dr. Pepper Snapple Group 6.1200%, due 5/1/13 (144A)	12,121
7,000	Dr. Pepper Snapple Group 6.8200%, due 5/1/18 (144A)	7,039
9,000	Dr. Pepper Snapple Group 7.4500%, due 5/1/38 (144A)	9,150
		28,310
Building – Residential and Commercial – 1.6%
13,000	Centex, Corp. 5.4500%, due 8/15/12	11,050
9,000	K Hovnanian Enterprises 11.5000%, due 5/1/13 (144A)	9,113
$11,000	Lennar, Corp. 7.6250%, due 3/1/09	10,808
22,000	Meritage Homes, Corp. 6.2500%, due 3/15/15	17,049
11,000	Ryland Group 6.8750%, due 6/15/13	9,845
		57,865
Building and Construction Products – Miscellaneous – 0.2%
11,000	USG, Corp. 6.3000%, due 11/15/16	8,745
Cable Television – 2.1%
22,000	CCH I LLC, 11.00% 11.0000%, due 10/1/15	16,665
18,000	Charter Communications Holdings II 10.2500%, due 9/15/10	17,145
12,000	Charter Communications Operating LLC 8.0000%, due 4/30/12 (144A)	11,430
11,000	Comcast Cable Communications Holdings 8.3750%, due 3/15/13	12,143
20,000	Mediacom LLC/Mediacom Capital Corp. 9.5000%, due 1/15/13	18,900
		76,283
Casino Hotels – 0.9%
11,000	Ceasars Entertainment 7.8750%, due 3/15/10	9,708
11,000	Harrahs Operating, Co., Inc. 10.7500%, due 2/1/16 (144A)	8,305
17,000	Seminole Hard Rock Entertainment 5.2763%, due 3/15/14 (144A)‡,§	13,770
		31,783
Cellular Telecommunications – 1.1%
24,000	Metro PCS Wireless, Inc. 9.2500%, due 11/1/14	23,280
18,000	Rogers Communications 6.3750%, due 3/1/14	18,061
		41,341
Chemicals – Diversified – 0.2%
9,000	Innophos Holdings, Inc. 9.5000%, due 4/15/12 (144A)§	8,910
Chemicals – Specialty – 0.7%
14,000	Macdermid, Inc. 9.5000%, due 4/15/17 (144A)	12,810
13,000	Nalco Co. 7.7500%, due 11/15/11	13,130
		25,940
Coal – 1.1%
9,000	Arch West Finance 6.7500%, due 7/1/13‡	8,978
33,000	Massey Energy Co. 6.8750%, due 12/15/13	32,298
		41,276
Commercial Services – 2.2%
18,000	Aramark Corp. 6.3728%, due 2/1/15‡,ß	16,560
47,000	Aramark Corp. 8.5000%, due 2/1/15	46,824

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  29

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Commercial Services – (continued)
$7,000	Ticketmaster 10.7500%, due 8/1/16 (144A)	$7,245
11,000	U.S. Investigation Services 10.5000%, due 11/1/15 (144A)	9,955
		80,584
Commercial Services – Finance – 0.5%
15,000	Cardtronics, Inc. 9.2500%, due 8/15/13 (144A)§	14,100
4,000	Cardtronics, Inc. 9.2500%, due 8/15/13‡	3,760
		17,860
Computer Services – 0.5%
9,000	SunGard Data Systems, Inc. 9.1250%, due 8/15/13	9,203
9,000	SunGard Data Systems, Inc. 10.2500%, due 8/15/15	9,135
		18,338
Consumer Products – Miscellaneous – 1.7%
17,000	Amscan Holdings, Inc. 8.7500%, due 5/1/14	14,790
10,000	Jarden Corp. 7.5000%, due 5/1/17	8,700
40,000	Visant Holding Corp. 8.7500%, due 12/1/13	38,100
		61,590
Containers – Metal and Glass – 1.1%
9,000	Greif, Inc 6.7500%, due 2/1/17	8,550
6,000	Owens-Brockway Glass Container, Inc. 8.2500%, due 5/15/13	6,150
19,000	Owens-Brockway Glass Container, Inc. 6.7500%, due 12/1/14	18,667
7,000	Owens-Illinois, Inc. 7.8000%, due 5/15/18	7,053
		40,420
Containers – Paper and Plastic – 0.7%
9,000	Graham Packaging Co. 8.5000%, due 10/15/12	8,370
19,000	Graham Packaging Co. 9.8750%, due 10/15/14	16,245
		24,615
Cosmetics and Toiletries – 0.6%
24,000	Chattem, Inc. 7.0000%, due 3/1/14	23,460
Data Processing and Management – 0.3%
14,000	First Data Corp. 9.8750%, due 9/24/15 (144A)	12,390
Direct Marketing – 1.2%
26,000	Affinion Group, Inc. 11.5000%, due 10/15/15	25,870
18,000	Visant Corp. 7.6250%, due 10/1/12	17,460
		43,330
Distribution/Wholesale – 0.7%
$13,000	Ace Hardware, Corp. 9.1250%, due 6/1/16 (144A)ß	11,830
15,000	Nebraska Book Company, Inc. 8.6250%, due 3/15/12	12,225
		24,055
Diversified Operations – 1.9%
15,000	Harland Clarke Holdings 9.5000%, due 5/15/15ß	12,225
16,000	Harland Clarke Holdings 7.4256%, due 5/15/15‡	11,280
10,000	Kansas City Southern 7.5000%, due 6/15/09	10,113
4,000	Kansas City Southern Mex. 8.0000%, due 6/1/15	4,040
13,000	Sally Holdings LLC 9.2500%, due 11/15/14	12,674
11,000	Sally Holdings LLC 10.5000%, due 11/15/16	10,588
9,000	SPX Corp. 7.6250%, due 12/15/14 (144A)	9,203
		70,123
Electric – Generation – 1.6%
13,000	AES Corporation 8.0000%, due 10/15/17	12,805
23,000	Edison Mission Energy 7.0000%, due 5/15/17	21,735
24,000	Edison Mission Energy 7.2000%, due 5/15/19	22,560
		57,100
Electric – Integrated – 1.4%
15,000	CMS Energy Corp. 3.7406%, due 1/15/13‡,ß	13,650
5,000	Energy Future Holdings 10.8750%, due 11/1/17 (144A)	5,150
5,000	Nevada Power Co. 5.8750%, due 1/15/15	4,932
20,000	Texas Competitive Election Holdings 10.2500%, due 11/1/15 (144A)	20,000
7,000	TXU Energy Co. LLC 10.2500%, due 11/1/15 (144A)	7,000
		50,732
Electronic Components – Semiconductors – 1.1%
27,000	Freescale Semiconductor 8.8750%, due 12/15/14	22,883
17,000	National Semiconductor Corp. 3.0263%, due 6/15/10‡,ß	16,300
		39,183
Finance – Auto Loans – 2.2%
37,000	Ford Motor Credit Co. 7.3750%, due 10/28/09	33,702
28,000	Ford Motor Credit Co. 7.2406%, due 4/15/12‡	26,586
13,000	Ford Motor Credit Co. 7.8000%, due 6/1/12	9,764
12,000	Ford Motor Credit Co. 7.0000%, due 10/1/13	8,597
		78,649

See Notes to Schedules of Investments and Financial Statements.

30  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – 0.2%
$9,000	Goldman Sachs Group, Inc. 6.1500%, due 4/1/18	$8,670
Food – Meat Products – 0.6%
23,000	National Beef Packing Company LLC 10.5000%, due 8/1/11‡	23,000
Food – Miscellaneous/Diversified – 3.0%
7,000	Chiquita Brands, Intl. 7.5000%, due 11/1/14	5,688
40,000	Del Monte Corp. 6.7500%, due 2/15/15	37,399
36,000	Dole Food Company, Inc. 8.6250%, due 1/8/00‡	35,235
33,000	Dole Food Company, Inc. 8.7500%, due 7/15/13‡	29,700
		108,022
Food – Retail – 1.5%
32,000	Stater Brothers Holdings, Inc. 7.7500%, due 4/15/15	30,560
25,000	Supervalu, Inc. 7.5000%, due 11/15/14	24,656
		55,216
Gambling – Non-Hotel – 1.2%
24,000	Pinnacle Entertainment 8.2500%, due 3/15/12	22,740
3,000	Pinnacle Entertainment 8.7500%, due 10/1/13	2,865
4,000	Pokagon Gaming Authority 10.3750%, due 6/15/14 (144A)	4,120
19,000	Shingle Springs Tribal Gaming 9.3750%, due 6/15/15 (144A)	15,390
		45,115
Independent Power Producer – 2.7%
10,000	AES China Generating Company, Ltd. 8.2500%, due 6/26/10	9,287
10,000	NRG Energy, Inc. 7.2500%, due 2/1/14	9,750
38,000	NRG Energy, Inc. 7.3750%, due 2/1/16	36,860
16,000	Reliant Energy, Inc. 7.8750%, due 6/15/17	15,440
27,000	Reliant Energy, Inc. 7.6250%, due 6/15/14**	26,055
		97,392
Industrial Gases – 0.2%
7,000	Airgas, Inc. 7.1250%, due 10/1/18 (144A)	7,035
Medical – Hospitals – 3.5%
39,000	HCA, Inc. 6.5000%, due 2/15/16	32,467
75,000	HCA, Inc. 9.2500%, due 11/15/16	77,249
18,000	Tenet Healthcare Corp. 9.2500%, due 2/1/15‡	17,888
		127,604
Medical – Outpatient and Home Medical Care – 0.1%
5,000	National Mentor Holdings, Inc. 11.2500%, due 7/1/14	5,075
Metal – Diversified – 1.2%
$21,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, due 4/1/15	21,893
22,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, due 4/1/17	23,045
		44,938
Multimedia – 0.4%
17,000	LBI Media, Inc. 8.5000%, due 8/1/17 (144A)	13,026
Music – 0.9%
36,000	Steinway Musical Instruments, Inc. 7.0000%, due 3/1/14 (144A)§	32,220
Non-Hazardous Waste Disposal – 1.0%
11,000	Allied Waste Industries, Inc. 6.3750%, due 4/15/11	10,863
18,000	Allied Waste Industries, Inc. 7.2500%, due 3/15/15	17,774
7,000	Allied Waste Industries, Inc. 7.8750%, due 4/15/13	7,123
		35,760
Office Automation and Equipment – 0.2%
7,000	Xerox Corp. 6.8750%, due 8/15/11	7,192
Office Supplies and Forms – 1.3%
53,000	Acco Brands Corp. 7.6250%, due 8/15/15	46,110
Oil Companies – Exploration and Production – 3.5%
18,000	Chesapeake Energy, Corp. 6.2500%, due 1/15/18	16,515
10,000	Chesapeake Energy, Corp. 7.2500%, due 12/15/18	9,800
22,000	Encore Acquisition Co. 6.2500%, due 4/15/14	20,624
9,000	Forest Oil, Corp. 7.2500%, due 6/15/19	8,460
6,000	Forest Oil, Corp. 7.2500%, due 6/15/19 (144A)	5,640
3,000	Hilcorp Energy Finance 7.7500%, due 11/1/15 (144A)	2,753
5,000	Hilcorp Energy I 9.0000%, due 6/1/16 (144A)	4,900
17,000	Petrohawk Energy Corp. 9.1250%, due 7/15/13	17,212
4,000	Petrohawk Energy, Corp. 7.8750%, due 6/1/15 (144A)	3,870
23,000	Quicksilver Resources, Inc. 8.2500%, due 8/1/15	22,367
3,000	Southwestern Energy Co. 7.5000%, due 2/1/18 (144A)	3,075
13,000	Whiting Petroleum, Corp. 7.0000%, due 2/1/14	12,513
		127,729
Oil Field Machinery and Equipment – 0.2%
7,000	Dresser-Rand Group, Inc. 7.3750%, due 11/1/14‡	6,930
Optical Supplies – 0.3%
9,000	Bausch & Lomb, Inc. 9.8750%, due 11/1/15 (144A)	9,225

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  31

Janus Adviser High-Yield Fund

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Paper and Related Products – 2.9%
$18,000	Boise Cascade LLC 7.1250%, due 10/15/14	$12,420
30,000	Georgia-Pacific Corp. 7.1250%, due 1/15/17 (144A)	27,675
23,000	Intl. Paper, Co. 7.4000%, due 6/15/14	22,971
9,000	New Page Corp. 10.0000%, due 5/1/12 (144A)	8,618
18,000	NewPage Corp. 12.0000%, due 5/1/13	17,235
12,000	Rock-Tenn, Co. 9.2500%, due 3/15/16 (144A)	12,360
4,000	Verso Paper Holdings LLC 11.3750%, due 8/1/16	3,360
		104,639
Physical Therapy and Rehabilitation Centers – 0.6%
19,000	HealthSouth Corp. 10.7500%, due 6/15/16	20,330
Pipelines – 3.9%
22,000	Dynegy Holdings, Inc. 8.7500%, due 2/15/12	22,440
47,000	El Paso Corporation, 7.0000%, due 6/15/17	47,052
22,000	Enterprise Products 6.3000%, due 9/15/17	21,878
3,000	Kinder Morgan Energy Partners N.T. 5.9500%, due 2/15/18	2,919
3,000	Kinder Morgan Energy Partners N.T. 6.9500%, due 1/15/38	2,959
20,000	Kinder Morgan Finance Co. 5.7000%, due 1/5/16	18,425
24,000	Williams COS, Inc. 7.1250%, due 9/1/11	24,960
		140,633
Private Corrections – 0.4%
8,000	Corrections Corporation of America 7.5000%, due 5/1/11	8,080
5,000	Corrections Corporation of America 6.2500%, due 3/15/13	4,888
		12,968
Publishing – Books – 0.7%
28,000	Cengage Learning Acquisitions 10.5000%, due 1/15/15 (144A)	24,640
Publishing – Newspapers – 1.0%
38,000	Block Communications, Inc. 8.2500%, due 12/15/15 (144A)	35,435
Publishing – Periodicals – 0.2%
9,000	Medimedia USA, Inc. 11.3750%, due 11/15/14 (144A)§	9,000
REIT – Health Care – 0.4%
13,000	Senior Housing Properties Trust 8.6250%, due 1/15/12	13,260
REIT – Hotels – 0.4%
15,000	Host Marriott L.P. 6.3750%, due 3/15/15	13,050
Rental Auto/Equipment – 0.3%
$11,000	Hertz Corp. 8.8750%, due 1/1/14	10,093
Retail – Apparel and Shoe – 0.7%
27,000	Hanesbrands, Inc. 6.5081%, due 12/15/14‡,ß	24,030
Retail – Arts and Crafts – 0.2%
10,000	Michael’s Stores, Inc. 11.3750%, due 11/1/16	7,050
Retail – Computer Equipment – 0.5%
17,000	GameStop Corp. 8.0000%, due 10/1/12	17,510
Retail – Gardening Products – 0.2%
8,000	Harry & David Holdings, Inc. 9.0000%, due 3/1/13ß	6,240
Retail – Miscellaneous/Diversified – 0.4%
7,000	Eye Care Centers of America, Inc. 10.7500%, due 2/15/15	7,140
11,000	Harry & David Holdings, Inc. 7.6819%, due 3/1/12‡	8,470
		15,610
Retail – Propane Distribution – 1.3%
26,000	Amerigas Partners L.P. 7.2500%, due 5/20/15	24,050
15,000	Ferrellgas Partners L.P. 8.7500%, due 6/15/12	13,950
13,000	Ferrellgas Partners L.P. 6.7500%, due 5/1/14	10,985
		48,985
Retail – Restaurants – 1.0%
13,000	Denny’s Holdings, Inc. 10.0000%, due 10/1/12	12,545
26,000	Landry’s Restaurants, Inc. 9.5000%, due 12/15/14‡	25,155
		37,700
Retail – Vitamins/Nutritional Supplement – 0.4%
16,000	General Nutrition Center 7.1994%, due 3/15/14‡,ß	13,600
Satellite Telecommunications – 0.3%
9,000	Intelsat Jackson, Hldg. 11.2500%, due 6/15/16	9,338
Seismic Data Collection – 0.2%
9,000	Compagnie Generale de Geophysique-Veritas 7.7500%, due 5/15/17	8,933
Special Purpose Entity – 10.8%
318,000	CDX HY 8.8750%, due 6/29/13 (144A)	294,149
9,000	Hawker Beechcraft ACQ, Co. 8.5000%, due 4/1/15	9,000
22,000	Kar Holdings, Inc. 8.7500%, due 5/1/14	18,975
10,000	Kar Holdings, Inc. 10.0000%, due 5/1/15	8,300
19,000	NSG Holdings LLC 7.7500%, due 12/15/25 (144A)	18,620

See Notes to Schedules of Investments and Financial Statements.

32  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Shares or Principal Amount		Value

Special Purpose Entity – (continued)
$56,000	Petroplus Finance, Ltd. 7.0000%, due 5/1/17 (144A)	$48,440
		397,484
Steel – Producers – 0.8%
7,000	Steel Dynamics, Inc. 7.3750%, due 11/1/12	6,930
19,000	Steel Dynamics, Inc. 7.7500%, due 4/15/16 (144A)	18,715
		25,645
Telecommunication Services – 1.4%
28,000	Fairpoint Communications 13.1250%, due 4/1/18 (144A)	27,860
4,000	Qwest Corp. 5.6250%, due 11/15/08	3,980
19,000	Time Warner Telecom Holdings 9.2500%, due 2/15/14	19,285
		51,125
Telephone – Integrated – 3.6%
19,000	Cincinnati Bell, Inc. 8.3750%, due 1/15/14	18,097
6,000	Citizens Communications 6.6250%, due 3/15/15	5,460
35,000	Level 3 Financing, Inc. 8.7500%, due 2/15/17	30,318
17,000	Qwest Communications, Int. 7.2500%, due 2/15/11‡	16,278
59,000	Sprint Nextel, Corp. 6.0000%, due 12/1/16	49,707
13,000	Virgin Media Finance PLC 9.1250%, due 8/15/16	12,025
		131,885
Transportation – Marine – 0.8%
27,000	Ship Finance International, Ltd. 8.5000%, due 12/15/13	27,338
Transportation – Railroad – 0.9%
8,000	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. 9.3750%, due 5/1/12	8,260
19,000	Kansas City Southern Mex 7.6250%, due 12/1/13	18,620
8,000	Kansas City Southern Mex. 7.3750%, due 6/1/14	7,700
		34,580
Transportation – Truck – 0.1%
13,000	Saint Acquisition Corp. 12.5000%, due 5/15/17 (144A)	5,070
Wire and Cable Products – 0.5%
19,000	General Cable Corp. 7.1250%, due 4/1/17	17,955

Total Corporate Bonds (cost $3,322,326)		3,157,029

Preferred Stock – 0.1%
Metal – Diversified – 0.1%
35	Freeport-McMoRan Copper & Gold, Inc., convertible 6.7500% (cost $5,016)	4,908

Money Markets – 7.1%
195,772	Janus Institutional Cash Management Fund – Institutional Shares, 2.56%	195,772
63,276	Janus Institutional Money Market Fund – Institutional Shares, 2.52%	63,276

Total Money Markets (cost $259,048)		259,048

Total Investments (total cost $3,595,927) – 94.3%		3,429,370

Cash, Receivables and Other Assets, net of Liabilities – 5.7%		207,392

Net Assets – 100%		$3,636,762

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$94,402	2.7%
Canada	36,486	1.1%
France	8,933	0.3%
Mexico	34,580	1.0%
United Kingdom	12,025	0.3%
United States††	3,242,944	94.6%

Total	$3,429,370	100.0%

††	Includes Short-Term Securities (87.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  33

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
For the Periods Ended July 31, 2008	co-portfolio manager

Class A Shares
1 Year	3.40%
5 Year	2.73%
10 Year	2.89%
Since Inception*	3.26%

Class C Shares
1 Year	3.41%
5 Year	2.99%
10 Year	2.93%
Since Inception*	3.22%

Class S Shares
1 Year	3.14%
5 Year	2.73%
10 Year	3.05%
Since Inception*	3.35%

Seven-Day Current Yield
Class A Shares
With Reimbursement	1.87%
Without Reimbursement	1.18%
Class C Shares
With Reimbursement	1.90%
Without Reimbursement	1.21%
Class S Shares
With Reimbursement	1.64%
Without Reimbursement	0.94%

Expense Ratios
for the fiscal year ended July 31, 2007

Class A Shares
Total Annual Fund Operating Expenses	1.94%
Class C Shares
Total Annual Fund Operating Expenses	1.90%
Class S Shares
Total Annual Fund Operating Expenses	2.04%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Class A Shares and Class C Shares, Janus Capital has agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund’s Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

For Class S Shares, Janus Capital has agreed to waive the Fund’s total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund’s Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns and yields shown include fee waivers, if any, and without such waivers total returns and yields would have been lower.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Class C Shares of the Fund to the level indicated in the prospectus until at least December 1, 2009.

The Fund’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund’s expense ratios shown were determined based on average net assets as of the fiscal year ended July 31, 2007. Further information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Class C Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Money Market Portfolio of Janus Aspen Series (the “Predecessor Fund”) into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund’s Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares’ predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.”

*The predecessor Fund’s inception date – May 1, 1995

34  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,010.80	$3.20

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,010.90	$3.10

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,009.60	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32

†	Expenses are equal to the annualized expense ratio of 0.64% for Class A Shares, 0.62% for Class C Shares and 0.86% for Class S Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of voluntary waivers by Janus Capital and contractual waivers by Janus Distributors LLC for Class C Shares.

Janus Adviser Series  July 31, 2008  35

Janus Adviser Money Market Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Commercial Paper – 8.2%
$300,000	Atlantic Asset Securitization LLC 2.8407%, 8/15/08 (Section 4(2))	$299,678
300,000	Gotham Funding Corp. 2.8955%, 9/4/08 (Section 4(2))	299,206
300,000	Manhattan Asset Funding Company LLC 3.1033%, 8/14/08 (Section 4(2))	299,675
300,000	Scaldis Capital LLC 3.1071%, 9/12/08 (Section 4(2))	298,948

Total Commercial Paper (amortized cost $1,197,507)		1,197,507

Repurchase Agreements – 38.3%
2,000,000	Deutsche Bank Securities, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $2,000,121 collateralized by $1,930,166 in U.S. Government Agencies 4.1500% – 7.2500%, 1/15/10 – 1/13/12 with a value of $2,040,003	2,000,000
3,600,000	Lehman Brothers, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $3,600,218 collateralized by $22,182,764 in U.S. Government Agencies 0%, 6/1/22 – 4/25/38 with a value of $3,672,003	3,600,000

Total Repurchase Agreements (amortized cost $5,600,000)		5,600,000

Taxable Variable Rate Demand Notes – 19.6%
50,000	Advocare of South Carolina, Inc. 2.7100%, 6/1/17	50,000
400,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B 2.5800%, 10/1/19	400,000
310,000	Breckenridge Terrace LLC 2.5138%, 5/1/39	310,000
400,000	California Infrastructure and Economic Development 2.6600%, 7/1/33	400,000
100,000	California Statewide Communities Development Authority 2.6300%, 3/15/33	100,000
100,000	California Statewide Communities Development Authority 2.6300%, 5/1/34	100,000
100,000	Capel, Inc. 2.7100%, 9/1/09	100,000
350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A 2.5140%, 7/1/35	350,000
150,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 3.2500%, 9/1/15	150,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 3.1000%, 4/1/20	160,000
250,000	Sacramento California Redevelopment Agency 2.6300%, 1/15/36	250,000
$300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 3.4700%, 11/1/19	300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 2.5400%, 11/1/29	200,000

Total Taxable Variable Rate Demand Notes (amortized cost $2,870,000)		2,870,000

U.S. Government Agency Notes – 33.8%
	Fannie Mae:
1,000,000	2.3540%, 10/1/08	996,065
1,000,000	2.4185%, 11/3/08	993,780
1,000,000	2.5322%, 12/31/08	989,497
1,000,000	Federal Home Loan Bank System 2.6619%, 4/14/09	981,492
1,000,000	Freddie Mac 2.5164%, 12/29/08	989,698

Total U.S. Government Agency Notes (amortized cost $4,950,532)		4,950,532

Total Investments (total amortized cost $14,618,039) – 99.9%		14,618,039

Cash, Receivables and Other Assets net of Liabilities – 0.1%		11,492

Net Assets – 100%		$14,629,531

See Notes to Schedules of Investments and Financial Statements.

36  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  37

Statements of Assets and Liabilities

		Janus Adviser
		Floating
	Janus Adviser	Rate		Janus Adviser
As of July 31, 2008	Flexible	High	Janus Adviser	Money
(all numbers in thousands except net asset value per share)	Bond Fund	Income Fund	High-Yield Fund	Maket Fund

Assets:
Investments at cost(1)	$80,442	$7,163	$3,596	$14,618
Unaffiliated investments at value(1)	$79,713	$4,987	$3,170	$9,018
Repurchase Agreements	–	1,900	–	5,600
Affiliated money market investments	531	–	259	–
Cash	1,164	178	66	21
Receivables:
Investments sold	382	54	79	–
Fund shares sold	327	3	–	1
Dividends	1	–	1	–
Interest	635	41	70	7
Due from adviser	50	–	31	22
Non-interested Trustees’ deferred compensation fees	1	–	–	–
Other assets	12	6	–	8
Total Assets	82,816	7,169	3,676	14,677
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	16,405	–	–	–
Investments purchased	1,329	474	–	–
Fund shares repurchased	105	–	–	2
Dividends	16	2	4	–
Advisory fees	27	8	2	3
Transfer agent fees and expenses	2	2	1	2
Registration fees	–	17	–	–
Custodian fees	2	1	3	1
Professional fees	19	21	19	19
System fees	11	12	8	8
Administrative services fees – Class R Shares	–	N/A	–	N/A
Administrative services fees – Class S Shares	8	–	–	2
Distribution fees – Class A Shares	3	–	–	1
Distribution fees – Class C Shares	10	1	1	–
Distribution fees – Class R Shares	–	N/A	–	N/A
Distribution fees – Class S Shares	8	–	–	2
Networking fees – Class A Shares	–	1	–	–
Networking fees – Class C Shares	–	–	–	–
Networking fees – Class I Shares	–	1	–	N/A
Legal fees	–	3	–	3
Non-interested Trustees’ fees and expenses	5	2	1	2
Non-interested Trustees’ deferred compensation fees	1	–	–	–
Accrued expenses	5	14	–	2
Total Liabilities	17,956	559	39	47
Net Assets	$64,860	$6,610	$3,637	$14,630
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$65,735	$7,191	$4,064	$14,615
Undistributed net investment income/(loss)*	9	13	3	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(686)	(318)	(263)	15
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(198)	(276)	(167)	–
Total Net Assets	$64,860	$6,610	$3,637	$14,630
Net Assets – Class A Shares	$15,208	$2,184	$1,245	$2,693
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,272	243	140	2,692
Net Asset Value Per Share(2)	$11.96	$9.00	$8.88	$1.00
Maximum Offering Price Per Share(3)	$12.56	$9.45	$9.32	N/A
Net Assets – Class C Shares	$12,294	$1,456	$928	$1,974
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,031	162	105	1,973
Net Asset Value Per Share(2)	$11.92	$8.97	$8.87	$1.00
Net Assets – Class I Shares	$451	$1,717	$106	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38	191	12	N/A
Net Asset Value Per Share	$11.94	$9.01	$8.87	N/A
Net Assets – Class R Shares	$172	N/A	$676	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14	N/A	76	N/A
Net Asset Value Per Share	$11.95	N/A	$8.87	N/A
Net Assets – Class S Shares	$36,735	$1,253	$682	$9,963
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,072	139	77	9,950
Net Asset Value Per Share	$11.96	$8.99	$8.88	$1.00

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $16,044,134 of securities loaned for Janus Adviser Flexible Bond Fund (Note 1).
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value and is not applicable to Janus Adviser Money Market Fund.

See Notes to Financial Statements.

38  Janus Adviser Series  July 31, 2008

Statements of Operations

		Janus Adviser
		Floating
	Janus Adviser	Rate		Janus Adviser
For the fiscal year ended July 31, 2008	Flexible	High	Janus Adviser	Money
(all numbers in thousands)	Bond Fund	Income Fund	High-Yield Fund	Maket Fund

Investment Income:
Interest	$2,403	$120	$271	$479
Bank loan income	77	284	21	–
Securities lending income	75	–	1	–
Dividends	23	–	1	–
Dividends from affiliates	89	–	17	–
Total Investment Income	2,667	404	311	479
Expenses:
Advisory fees	260	36	23	30
Transfer agent expenses	13	8	10	7
Registration fees	69	79	59	40
Custodian fees	18	8	19	5
Professional fees	31	33	23	31
Non-interested Trustees’ fees and expenses	9	7	4	5
Printing expense	47	44	47	36
System fees	41	45	37	22
Distribution fees – Class A Shares	22	3	3	2
Distribution fees – Class C Shares	65	13	9	8
Distribution fees – Class R Shares	1	N/A	3	N/A
Distribution fees – Class S Shares	92	3	2	27
Administrative services fees -Class R Shares	–	N/A	2	N/A
Administrative services fees – Class S Shares	92	3	2	27
Networking fees – Class A Shares	2	–	–	–
Networking fees – Class C Shares	2	–	–	–
Networking fees – Class I Shares	–	–	–	N/A
Other expenses	14	10	11	11
Non-recurring costs (Note 2)	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	778	292	254	251
Expense and Fee Offset	(2)	(1)	(1)	(1)
Net Expenses	776	291	253	250
Less: Excess Expense Reimbursement	(216)	(219)	(200)	(150)
Net Expenses after Expense Reimbursement	560	72	53	100
Net Investment Income/(Loss)	2,107	332	258	379
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	587	(320)	(259)	15
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	142	(45)	(6)	–
Net Gain/(Loss) on Investments	729	(365)	(265)	15
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,836	$(33)	$(7)	$394

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  39

Statements of Changes in Net Assets

			Janus Adviser
			Floating
	Janus Adviser		Rate				Janus Adviser
	Flexible		High		Janus Adviser		Money
For each fiscal year or period ended July 31	Bond Fund		Income Fund		High-Yield Fund		Market Fund
(all numbers in thousands)	2008	2007	2008	2007(1)	2008	2007	2008	2007

Operations:
Net investment income/(loss)	$2,107	$2,051	$332	$97	$258	$217	$379	$508
Net realized gain/(loss) from investment and foreign currency transactions	587	(289)	(320)	(5)	(259)	36	15	–
Net realized gain/(loss) from futures contracts	–	(11)	–		–	–	–	–
Net realized gain/(loss) from short sales	–	1	–		–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	142	478	(45)	(231)	(6)	(126)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,836	2,230	(33)	(139)	(7)	127	394	508
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(373)	(67)	(75)	(25)	(90)	(65)	(19)	(13)
Class C Shares	(226)	(168)	(74)	(22)	(62)	(51)	(26)	(17)
Class I Shares	(23)	(5)	(101)	(29)	(8)	(7)	N/A	N/A
Class R Shares	(6)	(4)	N/A	N/A	(48)	(46)	N/A	N/A
Class S Shares	(1,484)	(1,822)	(73)	(24)	(50)	(48)	(334)	(478)
Net realized gain from investment transactions*
Class A Shares	–	–	–	–	(2)	–	–	–
Class C Shares	–	–	–	–	(1)	–	–	–
Class I Shares	–	–	–	–	–	–	N/A	N/A
Class R Shares	–	–	N/A	N/A	(1)	–	N/A	N/A
Class S Shares	–	–	–	–	(1)	–	–	–
Net Decrease from Dividends and Distributions	(2,112)	(2,066)	(323)	(100)	(263)	(217)	(379)	(508)
Capital Share Transactions:
Shares sold
Class A Shares	18,148	1,230	982	1,250	652	517	3,417	333
Class C Shares	10,829	1,788	223	1,288	103	230	3,782	501
Class I Shares	1,324	90	290	1,532	–	91	N/A	N/A
Class R Shares	17	139	N/A	N/A	–	–	N/A	N/A
Class S Shares	26,044	12,731	3	1,290	1	2	5,797	9,943
Redemption fees
Class I Shares	N/A	N/A	–	–	–	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	–	–	N/A	N/A
Class S Shares	N/A	N/A	–	–	–	–	N/A	N/A
Reinvested dividends and distributions
Class A Shares	325	41	73	25	62	49	18	12
Class C Shares	167	112	68	22	52	45	23	15
Class I Shares	19	5	100	30	9	7	N/A	N/A
Class R Shares	6	4	N/A	N/A	49	46	N/A	N/A
Class S Shares	1,466	1,801	73	24	52	48	334	478
Shares repurchased
Class A Shares	(4,652)	(788)	(9)	–	(618)	(132)	(891)	(393)
Class C Shares	(3,081)	(2,000)	–	–	(72)	–	(2,053)	(526)
Class I Shares	(1,002)	–	(59)	–	–	–	N/A	N/A
Class R Shares	(7)	–	N/A	N/A	–	–	N/A	N/A
Class S Shares	(30,456)	(16,931)	–	–	–	(1)	(7,667)	(8,813)
Net Increase/(Decrease) from Capital Share Transactions	19,147	(1,778)	1,744	5,461	290	902	2,760	1,550
Net Increase/(Decrease) in Net Assets	19,871	(1,614)	1,388	5,222	20	812	2,775	1,550
Net Assets:
Beginning of period	44,989	46,603	5,222	–	3,617	2,805	11,855	10,305
End of period	$64,860	$44,989	$6,610	$5,222	$3,637	$3,617	$14,630	$11,855

Undistributed net investment income/(loss)*	$9	$8	$13	$–	$3	$1	$–	$–

*	See Note 3 in Notes to Financial Statements.

(1)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Statement of Changes in Net Assets includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (Note 1).

See Notes to Financial Statements.

40  Janus Adviser Series  July 31, 2008

Financial Highlights

Class A Shares

For a share outstanding during	Janus Adviser Flexible Bond Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$11.68	$11.64	$12.12	$12.53
Income from Investment Operations:
Net investment income/(loss)	.52	.57	.52	.43
Net gain/(loss) on securities (both realized and unrealized)	.28	.03	(.38)	(.24)
Total from Investment Operations	.80	.60	.14	.19
Less Distributions:
Dividends (from net investment income)*	(.52)	(.56)	(.52)	(.44)
Distributions (from capital gains)*	–	–	(.10)	(.16)
Total Distributions	(.52)	(.56)	(.62)	(.60)
Net Asset Value, End of Period	$11.96	$11.68	$11.64	$12.12
Total Return**	6.94%	5.24%	1.16%	1.90%
Net Assets, End of Period (in thousands)	$15,208	$1,461	$984	$76
Average Net Assets for the Period (in thousands)	$8,853	$1,407	$265	$27
Ratio of Gross Expenses to Average Net Assets***(2)	0.81%	0.80%	0.81%	0.81%
Ratio of Net Expenses to Average Net Assets***(2)	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.20%	4.79%	4.39%	3.93%
Portfolio Turnover Rate***	149%(3)	147%(3)	140%(3)	186%(3)

For a share outstanding during	Janus Adviser Floating Rate High Income Fund
each fiscal year or period ended July 31	2008	2007(4)

Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.58	.20
Net gain/(loss) on securities (both realized and unrealized)	(.59)	(.44)
Total from Investment Operations	(.01)	(.24)
Less Distributions:
Dividends (from net investment income)*	(.56)	(.19)
Distributions (from capital gains)*	–	–
Total Distributions	(.56)	(.19)
Net Asset Value, End of Period	$9.00	$9.57
Total Return**	(0.14)%	(2.41)%(5)
Net Assets, End of Period (in thousands)	$2,184	$1,219
Average Net Assets for the Period (in thousands)	$1,279	$1,252
Ratio of Gross Expenses to Average Net Assets***(2)	1.17%	1.15%
Ratio of Net Expenses to Average Net Assets***(2)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.18%	5.78%
Portfolio Turnover Rate***	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006 and 195% in 2005.
(4)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(5)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.44)%.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  41

Financial Highlights (continued)

Class A Shares

For a share outstanding during	Janus Adviser High-Yield Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$9.56	$9.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	.71	.72	.62
Net gain/(loss) on securities (both realized and unrealized)	(.66)	(.18)	(.26)
Total from Investment Operations	.05	.54	.36
Less Distributions:
Dividends (from net investment income)*	(.71)	(.72)	(.62)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.73)	(.72)	(.62)
Net Asset Value, End of Period	$8.88	$9.56	$9.74
Total Return	0.34%	5.49%	3.71%
Net Assets, End of Period (in thousands)	$1,245	$1,241	$841
Average Net Assets for the Period (in thousands)	$1,183	$902	$708
Ratio of Gross Expenses to Average Net Assets(1)	1.19%	1.19%	1.27%
Ratio of Net Expenses to Average Net Assets(1)	1.15%	1.15%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets	7.60%	7.22%	6.39%
Portfolio Turnover Rate	134%	117%	162%

For a share outstanding during	Janus Adviser Money Market Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(2)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.05	.04	.02
Net gain/(loss) on securities	–	–	–	–
Total from Investment Operations	.03	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.03)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–
Total Distributions:	(.03)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return**	3.40%	4.95%	4.06%	1.78%
Net Assets, End of Period (in thousands)	$2,693	$148	$196	$10
Average Net Assets for the Period (in thousands)	$633	$258	$22	$11
Ratio of Gross Expenses to Average Net Assets***(1)	0.63%	0.61%	0.69%	0.62%
Ratio of Net Expenses to Average Net Assets***(1)	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.02%	4.84%	4.53%	2.15%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.

42  Janus Adviser Series  July 31, 2008

Class C Shares

For a share outstanding during	Janus Adviser Flexible Bond Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.64	$11.60	$12.08	$12.30	$12.41
Income from Investment Operations:
Net investment income/(loss)	.42	.48	.43	.39	.47
Net gain/(loss) on securities (both realized and unrealized)	.28	.03	(.38)	(.01)	.02
Total from Investment Operations	.70	.51	.05	.38	.49
Less Distributions:
Dividends (from net investment income)*	(.42)	(.47)	(.43)	(.44)	(.42)
Distributions (from capital gains)*	–	–	(.10)	(.16)	(.18)
Total Distributions	(.42)	(.47)	(.53)	(.60)	(.60)
Net Asset Value, End of Period	$11.92	$11.64	$11.60	$12.08	$12.30
Total Return	6.16%	4.45%	0.42%	3.37%	3.91%
Net Assets, End of Period (in thousands)	$12,294	$4,366	$4,433	$5,561	$9,798
Average Net Assets for the Period (in thousands)	$6,493	$4,168	$4,744	$7,787	$14,662
Ratio of Gross Expenses to Average Net Assets(1)	1.56%	1.55%	1.55%	1.55%	1.69%
Ratio of Net Expenses to Average Net Assets(1)	1.55%	1.55%	1.55%	1.55%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.48%	4.02%	3.44%	3.20%	3.29%
Portfolio Turnover Rate	149%(2)	147%(2)	140%(2)	186%(2)	160%

For a share outstanding during	Janus Adviser Floating Rate High Income Fund
each fiscal year or period ended July 31	2008	2007(3)

Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.52	.17
Net gain/(loss) on securities (both realized and unrealized)	(.60)	(.43)
Total from Investment Operations	(.08)	(.26)
Less Distributions:
Dividends (from net investment income)*	(.52)	(.17)
Distributions (from capital gains)*	–	–
Total Distributions	(.52)	.(17)
Net Asset Value, End of Period	$8.97	$9.57
Total Return**	(0.84)%	(2.65)%(4)
Net Assets, End of Period (in thousands)	$1,456	$1,253
Average Net Assets for the Period (in thousands)	$1,316	$1,264
Ratio of Gross Expenses to Average Net Assets***(1)	1.92%	1.90%
Ratio of Net Expenses to Average Net Assets***(1)	1.90%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.45%	5.04%
Portfolio Turnover Rate***	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006 and 195% in 2005.
(3)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(4)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.62)%.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  43

Financial Highlights (continued)

Class C Shares

For a share outstanding during	Janus Adviser High-Yield Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$9.56	$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.64	.65	.54
Net gain/(loss) on securities (both realized and unrealized)	(.67)	(.17)	(.27)
Total from Investment Operations	(.03)	.48	.27
Less Distributions:
Dividends (from net investment income)*	(.64)	(.65)	(.54)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.66)	(.65)	(.54)
Net Asset Value, End of Period	$8.87	$9.56	$9.73
Total Return	(0.51)%	4.80%	2.85%
Net Assets, End of Period (in thousands)	$928	$913	$664
Average Net Assets for the Period (in thousands)	$906	$790	$626
Ratio of Gross Expenses to Average Net Assets(1)	1.94%	1.94%	2.02%
Ratio of Net Expenses to Average Net Assets(1)	1.90%	1.90%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.82%	6.48%	5.58%
Portfolio Turnover Rate	134%	117%	162%

For a share outstanding during	Janus Adviser Money Market Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.05	.04	.02	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.03	.05	.04	.02	.01
Less Distributions:
Dividends (from net investment income)*	(.03)	(.05)	(.04)	(.02)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.03)	(.05)	(.04)	(.02)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	3.41%	4.95%	4.06%	1.95%	0.62%
Net Assets, End of Period (in thousands)	$1,974	$221	$231	$10	$37
Average Net Assets for the Period (in thousands)	$835	$344	$57	$26	$67
Ratio of Gross Expenses to Average Net Assets(1)	0.62%	0.61%	0.64%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets(1)	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.11%	4.84%	4.57%	1.72%	0.59%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

44  Janus Adviser Series  July 31, 2008

Class I Shares

For a share outstanding during	Janus Adviser Flexible Bond Fund
each fiscal year or period ended July 31	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$11.66	$11.63	$11.99
Income from Investment Operations:
Net investment income/(loss)	.55	.62	.37
Net gain/(loss) on securities (both realized and unrealized)	.28	.01	(.24)
Total from Investment Operations	.83	.63	.13
Less Distributions:
Dividends (from net investment income)*	(.55)	(.60)	(.39)
Distributions (from capital gains)*	–	–	(.10)
Total Distributions	(.55)	(.60)	(.49)
Net Asset Value, End of Period	$11.94	$11.66	$11.63
Total Return**	7.10%	5.48%	1.11%
Net Assets, End of Period (in thousands)	$451	$104	$10
Average Net Assets for the Period (in thousands)	$498	$91	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.55%	0.55%	0.52%
Ratio of Net Expenses to Average Net Assets***(2)	0.55%	0.55%	0.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.65%	5.06%	4.52%
Portfolio Turnover Rate***	149%(3)	147%(3)	140%(3)

For a share outstanding during	Janus Adviser Floating Rate High Income Fund
each fiscal year or period ended July 31	2008	2007(4)

Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.61	.20
Net gain/(loss) on securities (both realized and unrealized)	(.60)	(.43)
Total from Investment Operations	.01	(.23)
Less Distributions:
Dividends (from net investment income)*	(.57)	(.20)
Distributions (from capital gains)*	–	–
Total Distributions	(.57)	(.20)
Net Asset Value, End of Period	$9.01	$9.57
Total Return**	0.09%	(2.33)%(5)
Net Assets, End of Period (in thousands)	$1,717	$1,493
Average Net Assets for the Period (in thousands)	$1,648	$1,423
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.44%	6.09%
Portfolio Turnover Rate***	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from November 28, 2005 (inception date) through July 31, 2006.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007 and 142% in 2006
(4)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(5)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.38)%.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  45

Financial Highlights (continued)

Class I Shares

For a share outstanding during	Janus Adviser High-Yield Fund
each fiscal year or period ended July 31	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$9.56	$9.73	$9.72
Income from Investment Operations:
Net investment income/(loss)	.74	.76	.46
Net gain/(loss) on securities (both realized and unrealized)	(.68)	(.18)	.01
Total from Investment Operations	.06	.58	.47
Less Distributions:
Dividends (from net investment income)*	(.73)	(.75)	(.46)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.75)	(.75)	(.46)
Net Asset Value, End of Period	$8.87	$9.56	$9.73
Total Return**	0.49%	5.86%	4.92%
Net Assets, End of Period (in thousands)	$106	$105	$10
Average Net Assets for the Period (in thousands)	$106	$95	$10
Ratio of Gross Expenses to Average Net Assets***(1)	0.94%	0.94%	1.03%
Ratio of Net Expenses to Average Net Assets***(1)	0.90%	0.91%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.81%	7.54%	6.93%
Portfolio Turnover Rate***	134%	117%	162%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

46  Janus Adviser Series  July 31, 2008

Class R Shares

For a share outstanding during	Janus Adviser Flexible Bond Fund
each fiscal year or period ended July 31	2008	2007	2006	2005(1)

Net Asset Value, Beginning of Period	$11.67	$11.63	$12.12	$12.53
Income from Investment Operations:
Net investment income/(loss)	.46	.58	.45	.33
Net gain/(loss) on securities (both realized and unrealized)	.28	(.03)	(.38)	(.19)
Total from Investment Operations	.74	.55	.07	.14
Less Distributions:
Dividends (from net investment income)*	(.46)	(.51)	(.46)	(.39)
Distributions (from capital gains)*	–	–	(.10)	(.16)
Total Distributions	(.46)	(.51)	(.56)	(.55)
Net Asset Value, End of Period	$11.95	$11.67	$11.63	$12.12
Total Return**	6.42%	4.73%	0.63%	1.47%
Net Assets, End of Period (in thousands)	$172	$152	$10	$10
Average Net Assets for the Period (in thousands)	$164	$95	$10	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.30%	1.31%	1.31%	1.30%
Ratio of Net Expenses to Average Net Assets***(2)	1.30%	1.30%	1.30%	1.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.80%	4.30%	3.70%	3.42%
Portfolio Turnover Rate***	149%(3)	147%(3)	140%(3)	186%(3)

For a share outstanding during	Janus Adviser High-Yield Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$9.56	$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.66	.68	.57
Net gain/(loss) on securities (both realized and unrealized)	(.67)	(.18)	(.27)
Total from Investment Operations	(.01)	.50	.30
Less Distributions:
Dividends (from net investment income)*	(.66)	(.67)	(.57)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.68)	(.67)	(.57)
Net Asset Value, End of Period	$8.87	$9.56	$9.73
Total Return	(0.26)%	5.07%	3.10%
Net Assets, End of Period (in thousands)	$676	$677	$644
Average Net Assets for the Period (in thousands)	$684	$685	$626
Ratio of Gross Expenses to Average Net Assets(2)	1.69%	1.68%	1.77%
Ratio of Net Expenses to Average Net Assets(2)	1.65%	1.65%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets	7.06%	6.73%	5.83%
Portfolio Turnover Rate	134%	117%	162%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Period from September 30, 2004 (inception date) through July 31, 2005.
(2)	See Note 4 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% for 2007, 142% for 2006 and 195% for 2005.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  47

Financial Highlights (continued)

Class S Shares

For a share outstanding during	Janus Adviser Flexible Bond Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.67	$11.63	$12.12	$12.34	$12.45
Income from Investment Operations:
Net investment income/(loss)	.49	.54	.48	.44	.53
Net gain/(loss) on securities (both realized and unrealized)	.29	.04	(.38)	–	.02
Total from Investment Operations	.78	.58	.10	.44	.55
Less Distributions:
Dividends (from net investment income)*	(.49)	(.54)	(.49)	(.50)	(.48)
Distributions (from capital gains)*	–	–	(.10)	(.16)	(.18)
Total Distributions	(.49)	(.54)	(.59)	(.66)	(.66)
Net Asset Value, End of Period	$11.96	$11.67	$11.63	$12.12	$12.34
Total Return	6.69%	5.01%	0.86%	3.88%	4.43%
Net Assets, End of Period (in thousands)	$36,735	$38,906	$41,166	$52,701	$70,306
Average Net Assets for the Period (in thousands)	$36,576	$39,901	$45,954	$60,793	$86,194
Ratio of Gross Expenses to Average Net Assets(1)	1.05%	1.05%	1.05%	1.05%	1.19%
Ratio of Net Expenses to Average Net Assets(1)	1.05%	1.05%	1.05%	1.05%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.04%	4.53%	3.94%	3.71%	3.80%
Portfolio Turnover Rate	149%(2)	147%(2)	140%(2)	186%(2)	160%

For a share outstanding during	Janus Adviser Floating Rate High Income Fund
each fiscal year or period ended July 31	2008	2007(3)

Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.56	.19
Net gain/(loss) on securities (both realized and unrealized)	(.60)	(.43)
Total from Investment Operations	(.04)	(.24)
Less Distributions:
Dividends (from net investment income)*	(.54)	(.19)
Distributions (from capital gains)*	–	–
Total Distributions	(.54)	(.19)
Net Asset Value, End of Period	$8.99	$9.57
Total Return**	(0.38)%	(2.49)%(4)
Net Assets, End of Period (in thousands)	$1,253	$1,257
Average Net Assets for the Period (in thousands)	$1,251	$1,258
Ratio of Gross Expenses to Average Net Assets***(1)	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(1)	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.96%	5.54%
Portfolio Turnover Rate***	170%	349%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% for 2007, 142% for 2006 and 195% in 2005.
(3)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).
(4)	One factor impacting the Fund’s performance significantly was investments in new issues. Given the Fund’s relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund’s future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.50)%.

See Notes to Financial Statements.

48  Janus Adviser Series  July 31, 2008

Class S Shares

For a share outstanding during	Janus Adviser High-Yield Fund
each fiscal year ended July 31	2008	2007	2006

Net Asset Value, Beginning of Period	$9.56	$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.69	.70	.59
Net gain/(loss) on securities (both realized and unrealized)	(.67)	(.17)	(.27)
Total from Investment Operations	.02	.53	.32
Less Distributions:
Dividends (from net investment income)*	(.68)	(.70)	(.59)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.70)	(.70)	(.59)
Net Asset Value, End of Period	$8.88	$9.56	$9.73
Total Return	0.10%	5.33%	3.34%
Net Assets, End of Period (in thousands)	$682	$681	$646
Average Net Assets for the Period (in thousands)	$689	$688	$641
Ratio of Gross Expenses to Average Net Assets(1)	1.44%	1.43%	1.52%
Ratio of Net Expenses to Average Net Assets(1)	1.40%	1.40%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets	7.31%	6.98%	6.07%
Portfolio Turnover Rate	134%	117%	162%

For a share outstanding during	Janus Adviser Money Market Fund
each fiscal year ended July 31	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.05	.04	.02	–
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.03	.05	.04	.02	–
Less Distributions:
Dividends (from net investment income)*	(.03)	(.05)	(.04)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.03)	(.05)	(.04)	(.02)	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	3.14%	4.69%	3.79%	1.70%	0.37%
Net Assets, End of Period (in thousands)	$9,963	$11,486	$9,878	$10,082	$16,523
Average Net Assets for the Period (in thousands)	$10,602	$10,431	$9,044	$13,962	$17,671
Ratio of Gross Expenses to Average Net Assets(1)	0.86%	0.87%	0.87%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets(1)	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.15%	4.59%	3.72%	1.64%	0.37%

*	See Note 3 in Notes to Financial Statements.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  49

Notes to Schedules of Investments

Credit Suisse First Boston (CSFB) Leveraged Loan Index	The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers High-Yield Bond Index	Is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Loan Participation Funds	Funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).
#	Loaned security; a portion or all of the security is on loan at July 31, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of July 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Adviser Flexible Bond Fund
Seminole Hard Rock Entertainment, 8.1944%, due 3/15/14 (144A)	2/27/07	$25,000	$20,250	0.0%
Source Gas LLC, 5.9000%, due 4/1/17 (144A)	4/11/07-9/20/07	94,516	87,203	0.1%

		$119,516	$107,453	0.1%

Janus Adviser High-Yield Fund
Cardtronics, Inc., 9.2500%, due 8/15/13 (144A)	7/17/07-11/15/07	$14,600	$14,100	0.4%
Innophos Holdings, Inc., 9.5000%, due 4/15/12 (144A)	4/11/07-11/19/07	8,985	8,910	0.2%
Medimedia USA, Inc., 11.3750%, due 11/15/14 (144A)	11/1/06-11/2/06	9,150	9,000	0.2%
RH Donnelley, Inc., 11.7500%, due 5/15/15 (144A)	6/25/08	15,258	12,580	0.3%
Seminole Hard Rock Entertainment, 5.2763%, due 3/15/14 (144A)	5/9/07-11/1/07	17,294	13,770	0.4%
Steinway Musical Instruments, Inc., 7.0000%, due 3/1/14 (144A)	11/14/06-12/5/07	35,240	32,220	0.9%

		$100,527	$90,580	2.4%

The Funds have registration rights for certain restricted securities held as of July 31, 2008. The issuer incurs all registration costs.

50  Janus Adviser Series  July 31, 2008

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of July 31, 2008 is noted below.

Fund	Aggregate Value

Bond
Janus Adviser High-Yield Fund	$7,720

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2008.

Janus Adviser Money Market Fund may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Adviser Series  July 31, 2008  51

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund (collectively the “Bond Funds”) and Janus Adviser Money Market Fund (the “Money Market Fund”) are series funds. The Bond Funds and the Money Market Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine funds, which include multiple series of shares with differing investment objectives and policies.

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Bond Fund is classified as diversified as defined in the 1940 Act.

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund currently offer five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Floating Rate High Income Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class S Shares. Janus Adviser Money Market Fund currently offers three classes of shares: Class A Shares, Class C Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

On April 2, 2007, Janus Capital Management LLC (“Janus Capital”) seeded each class of Janus Adviser Floating Rate High Income Fund with $1,250,000. During the period April 2, 2007 (“commencement of investments”) through May 2, 2007 (“effective date”), the Fund was unavailable for purchase to shareholders. Janus Adviser Floating Rate High Income Fund purchased and sold investment securities during this period which were valued on a daily basis in accordance with investment valuation policies. The financial data during this period reflects this investment activity, as well as associated expenses.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

52  Janus Adviser Series  July 31, 2008

Investments held by Janus Adviser Money Market Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Adviser Series  July 31, 2008  53

Notes to Financial Statements (continued)

As of July 31, 2008, the following Fund had on loan securities valued as indicated:

Value at
Fund	July 31, 2008

Bond
Janus Adviser Flexible Bond Fund	$16,044,134

As of July 31, 2008, the following Fund received cash collateral for securities lending activity as indicated:

Cash Collateral at
Fund	July 31, 2008

Bond
Janus Adviser Flexible Bond Fund	$16,404,571

As of July 31, 2008, all cash collateral received by the following Fund was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Fund	Time Deposits

Bond
Janus Adviser Flexible Bond Fund	$8,598,608

Repurchase
Fund	Agreements

Bond
Janus Adviser Flexible Bond Fund	$5,710,148

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Bond Funds may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian.

Swaps
The Bond Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The

54  Janus Adviser Series  July 31, 2008

payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Funds, and/or the termination value. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Additionally, the Funds may invest in total return swaps. Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

Options Contracts
The Bond Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any options purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

Janus Adviser Series  July 31, 2008  55

Notes to Financial Statements (continued)

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding for the following Fund during the fiscal year ended July 31, 2008 is indicated in the table below:

	Average
Fund	Monthly Value	Rate

Bond
Janus Adviser Flexible Bond Fund	$39,061	6.50%

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (the “CD Rate”). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Funds generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

56  Janus Adviser Series  July 31, 2008

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended July 31, 2008 are indicated in the table below:

	Average
Fund	Monthly Value	Rates

Bond
Janus Adviser Flexible Bond Fund	$778,396	0.4500% - 8.7000%
Janus Adviser Floating Rate High Income Fund	3,659,934	0.1000% - 12.33125%
Janus Adviser High-Yield Fund	131,380	2.0000% - 12.33125%

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of a Fund’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Borrowing
Janus Adviser Floating Rate High Income Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates

Janus Adviser Series  July 31, 2008  57

Notes to Financial Statements (continued)

of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which are meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Investment Risk
The Funds, particularly Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

58  Janus Adviser Series  July 31, 2008

Loan Commitment
Janus Adviser Floating Rate High Income Fund may enter into certain credit agreements, all or a portion of which may be funded. The Fund had unfunded delayed draw loan commitments of $15,601 as of July 31, 2008. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”),

Janus Adviser Series  July 31, 2008  59

Notes to Financial Statements (continued)

which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily
	Net Assets		Management
Fund	of Fund		Fee (%)

Bond
Janus Adviser Flexible Bond Fund	First $	300 Million	0.50%
	Over $	300 Million	0.40%
Janus Adviser Floating Rate High Income Fund	First $	300 Million	0.65%
	Over $	300 Million	0.55%
Janus Adviser High-Yield Fund	First $	300 Million	0.65%
	Over $	300 Million	0.55%
Money Market
Janus Adviser Money Market Fund		All Asset Levels	0.25%

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of a Fund’s actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit %

Bond
Janus Adviser Flexible Bond Fund	0.55%
Janus Adviser Floating Rate High Income Fund	0.90%
Janus Adviser High-Yield Fund	0.90%
Money Market
Janus Adviser Money Market Fund	0.36%(1)

(1)	Waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Floating Rate High Income Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the

60  Janus Adviser Series  July 31, 2008

Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2010. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the fiscal year ended July 31, 2008, total reimbursement by Janus Capital was $218,843 for Janus Adviser Floating Rate High Income Fund. As of July 31, 2008, the recoupment that may be potentially made to Janus Capital is $340,828.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

For the fiscal year ended July 31, 2008, Janus Capital assumed $58,860 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Portfolios”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the fiscal year ended July 31, 2008, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Bond
Janus Adviser Flexible Bond Fund	$10

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended July 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Bond
Janus Adviser Flexible Bond Fund	$2,829
Janus Adviser High-Yield Fund	540
Money Market
Janus Adviser Money Market Fund	1105

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended July 31, 2008, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Bond
Janus Adviser Flexible Bond Fund	$6,417
Janus Adviser Floating Rate High Income Fund	51
Janus Adviser High-Yield Fund	1,398

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser High-Yield Fund and Class I Shares and Class S Shares of Janus Adviser Floating Rate High Income Fund held for 90 days or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply changed from three months or less to 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter

Janus Adviser Series  July 31, 2008  61

Notes to Financial Statements (continued)

excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended July 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/08

Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Flexible Bond Fund	$16,905,088	$(16,373,851)	$42,206	$531,237
Janus Adviser High-Yield Fund	1,136,130	(1,049,470)	9,699	195,772

	$18,041,218	$(17,423,321)	$51,905	$727,009

Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Flexible Bond Fund	$39,716,645	$(41,229,645)	$46,939	$–
Janus Adviser High-Yield Fund	3,272,707	(3,432,530)	6,801	63,276

	$42,989,352	$(44,662,175)	$53,740	$63,276

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2008, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/2007	Purchases	Purchases	Redemptions	Redemption	at 7/31/2008

Bond
Janus Adviser Flexible Bond Fund – Class I Shares	$100,000	$–	–	$(99,884)	6/10/08	$116
Janus Adviser Flexible Bond Fund – Class R Shares	100,000	–	–	–	–	100,000
Janus Adviser Floating Rate High Income Fund – Class A Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund – Class C Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund – Class I Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund – Class S Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser High-Yield Fund – Class A Shares	533,629	–	–	–	–	533,629
Janus Adviser High-Yield Fund – Class C Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – Class I Shares	100,000	–	–	–	–	100,000
Janus Adviser High-Yield Fund – Class R Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – Class S Shares	625,000	–	–	–	–	625,000

3.	FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2007 through July 31, 2008. These losses will be deferred for tax purposes and recognized during the fiscal year ended July 31, 2009.

62  Janus Adviser Series  July 31, 2008

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Bond
Janus Adviser Flexible Bond Fund	$9,626	$–	$(590,382)	$–	$(673)	$294,293
Janus Adviser Floating Rate High Income Fund	$13,277	$–	$(18,275)	$(299,775)	$(40)	$(276,178)
Janus Adviser High-Yield Fund	$3,271	$–	$(27,476)	$(225,274)	$(46)	$(176,886)
Money Market
Janus Adviser Money Market Fund	$–	$–	$–	$–	$–	$–

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July	July	Accumulated
Fund	31, 2015	31, 2016	Capital Losses

Bond
Janus Adviser Flexible Bond Fund	$(590,382)	$–	$(590,382)
Janus Adviser Floating Rate High Income Fund	–	(18,275)	(18,275)
Janus Adviser High-Yield Fund	–	(27,476)	(27,476)
Money Market
Janus Adviser Money Market Fund	–	–	–

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Bond
Janus Adviser Flexible Bond Fund	$366,633
Janus Adviser Floating Rate High Income Fund	–
Janus Adviser High-Yield Fund	–
Money Market
Janus Adviser Money Market Fund	–

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Bond
Janus Adviser Flexible Bond Fund	$80,537,996	$590,984	$(885,227)
Janus Adviser Floating Rate High Income Fund	7,162,746	19,901	(296,079)
Janus Adviser High-Yield Fund	3,606,256	9,259	(186,145)
Money Market
Janus Adviser Money Market Fund	14,618,039	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

Janus Adviser Series  July 31, 2008  63

Notes to Financial Statements (continued)

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Adviser Flexible Bond Fund	$2,111,654	$–	$–	$–
Janus Adviser Floating Rate High Income Fund	322,992	–	–	–
Janus Adviser High-Yield Fund	258,486	6,041	–	–
Money Market
Janus Adviser Money Market Fund	378,723	–	–	–

For the fiscal year or period ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Adviser Flexible Bond Fund	$2,060,016	$–	$–	$–
Janus Adviser Floating Rate High Income Fund	99,263	–	–	–
Janus Adviser High-Yield Fund	214,147	–	–	–
Money Market
Janus Adviser Money Market Fund	507,625	–	–	–

64  Janus Adviser Series  July 31, 2008

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Janus Adviser Series  July 31, 2008  65

Notes to Financial Statements (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended July 31

	Class A Shares				Class C Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Bond
Janus Adviser Flexible Bond Fund	1.20%	1.19%	1.43%	1.02%(2)	1.99%	1.93%	1.88%	1.84%	1.80%	1.81%(3)
Janus Adviser Floating Rate High Income Fund	4.89%	8.40%(5)	N/A	N/A	5.92%	9.10%(5)	N/A	N/A	N/A	N/A
Janus Adviser High-Yield Fund	6.81%	6.49%	11.08%	N/A	7.59%	7.22%	12.24%	N/A	N/A	N/A
Money Market
Janus Adviser Money Market Fund	1.83%	1.94%	2.41%	1.59%(2)	2.64%	2.65%	3.44%	2.22%	1.82%	1.93%(3)

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds, except Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund, and was less than 0.01%.
(2)	Period from September 30, 2004 (inception date) through July 31, 2005.
(3)	Period from September 30, 2002 (inception date) through July 31, 2003.
(4)	Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.
(5)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

66  Janus Adviser Series  July 31, 2008

Class I Shares			Class R Shares				Class S Shares
2008(1)	2007(1)	2006(1)	2008(1)	2007(1)	2006(1)	2005(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

0.99%	0.90%	1.10%(4)	1.71%	1.65%	1.75%	1.49%(2)	1.46%	1.40%	1.48%	1.24%	1.30%	1.33%

5.05%	7.72%(5)	N/A	N/A	N/A	N/A	N/A	5.44%	8.52%(5)	N/A	N/A	N/A	N/A
6.54%	6.17%	7.69%	7.28%	6.99%	11.98%	N/A	7.03%	6.74%	11.58%	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.05%	2.04%	2.44%	1.79%	1.53%	1.35%

Janus Adviser Series  July 31, 2008  67

Notes to Financial Statements (continued)

5.	Capital Share Transactions

			Janus Adviser
			Floating
	Janus Adviser		Rate				Janus Adviser
	Flexible		High		Janus Adviser		Money
For the fiscal year or period ended July 31	Bond Fund		Income Fund		High-Yield Fund		Market Fund
(all numbers in thousands)	2008	2007	2008	2007(1)	2008	2007	2008	2007

Transactions in Fund Shares – Class A Shares:
Shares sold	1,506	104	109	125	68	52	3,417	332
Reinvested dividends and distributions	27	3	8	2	7	5	19	12
Shares repurchased	(386)	(67)	(1)	-	(65)	(13)	(891)	(393)
Net Increase/(Decrease) in Fund Shares	1,147	40	116	127	10	44	2,545	(49)
Shares Outstanding, Beginning of Period	125	85	127	-	130	86	147	196
Shares Outstanding, End of Period	1,272	125	243	127	140	130	2,692	147
Transactions in Fund Shares – Class C Shares:
Shares sold	899	153	24	129	11	23	3,782	501
Reinvested dividends and distributions	14	10	7	2	6	5	23	15
Shares repurchased	(257)	(170)	-	-	(8)	-	(2,053)	(526)
Net Increase/(Decrease) in Fund Shares	656	(7)	31	131	9	28	1,752	(10)
Shares Outstanding, Beginning of Period	375	382	131	-	96	68	221	231
Shares Outstanding, End of Period	1,031	375	162	131	105	96	1,973	221
Transactions in Fund Shares – Class I Shares:
Shares sold	111	8	30	153	-	9	N/A	N/A
Reinvested dividends and distributions	2	-	11	3	1	1	N/A	N/A
Shares repurchased	(84)	-	(6)	-	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	29	8	35	156	1	10	N/A	N/A
Shares Outstanding, Beginning of Period	9	1	156	-	11	1	N/A	N/A
Shares Outstanding, End of Period	38	9	191	156	12	11	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	1	12	N/A	N/A	-	-	N/A	N/A
Reinvested dividends and distributions	1	-	N/A	N/A	5	5	N/A	N/A
Shares repurchased	(1)	-	N/A	N/A	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1	12	N/A	N/A	5	5	N/A	N/A
Shares Outstanding, Beginning of Period	13	1	N/A	N/A	71	66	N/A	N/A
Shares Outstanding, End of Period	14	13	N/A	N/A	76	71	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	2,153	1,079	-	129	-	-	5,797	9,943
Reinvested dividends and distributions	122	153	8	2	6	5	334	478
Shares repurchased	(2,537)	(1,436)	-	-	-	-	(7,667)	(8,813)
Net Increase/(Decrease) in Fund Shares	(262)	(204)	8	131	6	5	(1,536)	1,608
Shares Outstanding, Beginning of Period	3,334	3,538	131	-	71	66	11,486	9,878
Shares Outstanding, End of Period	3,072	3,334	139	131	77	71	9,950	11,486

(1)	Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

6.	Purchases and Sales of Investment Securities

For the fiscal year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Adviser Flexible Bond Fund	$38,392,618	$19,306,492	$56,863,937	$56,028,453
Janus Adviser Floating Rate High Income Fund	8,390,798	7,201,093	–	–
Janus Adviser High-Yield Fund	4,483,847	4,196,818	–	–

68  Janus Adviser Series  July 31, 2008

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these

Janus Adviser Series  July 31, 2008  69

Notes to Financial Statements (continued)

complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

70  Janus Adviser Series  July 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, and Janus Adviser Money Market Fund (four of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

Janus Adviser Series  July 31, 2008  71

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

72  Janus Adviser Series  July 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Adviser Series  July 31, 2008  73

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

74  Janus Adviser Series  July 31, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series  July 31, 2008  75

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2008:

Capital Gain Distributions

Fund

Janus Adviser High-Yield Fund	$6,041

76  Janus Adviser Series  July 31, 2008

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*	Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

Janus Adviser Series  July 31, 2008  77

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

78  Janus Adviser Series  July 31, 2008

Officers

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jason Groom 151 Detroit Street Denver, CO 80206 DOB: 1969	Executive Vice President and Portfolio Manager Janus Adviser Floating Rate High Income Fund	5/07-Present	Fixed-Income Analyst for Janus Capital and Portfolio Manager for other Janus account. Formerly, Analyst for ING Investments (1998-2004).

Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Adviser Money Market Fund	4/07-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Adviser Flexible Bond Fund Executive Vice President and Portfolio Manager Janus Adviser High-Yield Fund	5/07-Present 6/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital; and Analyst (2001-2003) for Janus Capital Corporation.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Adviser Money Market Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Adviser Flexible Bond Fund	5/07-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series  July 31, 2008  79

Trustees and Officers (unaudited) (continued)

Officers (continued)

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  81

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-200 09-08

2008 Annual Report
Janus Adviser Series

Institutional Money Market
Janus Institutional Cash Management Fund
Janus Institutional Money Market Fund
Janus Institutional Government Money Market Fund

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your fund
• Fund performance, characteristics and holdings

            Janus Adviser Series

Useful Information About Your Fund Report	1
Schedules of Investments
Institutional Money Market
Institutional Cash Management Fund	2
Institutional Money Market Fund	7
Institutional Government Money Market Fund	13
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Schedules of Investments	30
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	41
Additional Information	42
Explanations of Charts, Tables and Financial Statements	43
Trustees and Officers	45

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares, Primary Shares and Select Shares only); administrative services fees (applicable to Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the period from February 1, 2008 to July 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has agreed to waive Institutional Cash Management Fund’s total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares), the administrative services fees (applicable to Institutional Shares and Premium Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Additionally, Janus Capital has contractually agreed to waive one-half of its advisory fee for Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2008.

Janus Capital has contractually agreed to waivers that will reduce the amount of administrative services fees to certain limits noted in the prospectus until at least December 1, 2009. Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable to the Premium Shares of Janus Institutional Cash Management Fund and the Premium Shares, Primary Shares and Select Shares of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. These waiver amounts are noted in the prospectus and will continue until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series  July 31, 2008  1

Janus Institutional Cash Management Fund (unaudited)

Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
for the periods ended July 31, 2008	co-portfolio manager

Institutional Shares
1 Year	4.12%
5 Year	3.45%
Since Inception of Predecessor Fund 5/15/02	3.07%

Premium Shares
1 Year	4.12%
5 Year	3.29%
Since Inception of Predecessor Fund 5/15/02	2.93%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	2.56%
Without Reimbursement	2.32%
Premium Shares
With Reimbursement	2.56%
Without Reimbursement	2.39%

Expense Ratios
for the fiscal year ended July 31, 2007

Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.12%
Premium Shares
Total Annual Fund Operating Expenses	0.29%
Net Annual Fund Operating Expenses	0.13%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For Institutional Shares and Premium Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by each Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

For Institutional Shares and Premium Shares, Janus Capital has agreed to waive the Fund’s total operating expenses to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.12%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Premium Shares of the Fund to the level indicated in the prospectus until at least December 1, 2009.
Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of Janus Institutional Cash Reserves Fund (the “predecessor fund”) into Institutional Cash Management Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund, without the effect of any fee and expense limitations or waivers.

Janus Institutional Cash Reserves Fund (the “predecessor fund”) reorganized into Institutional Cash Management Fund on February 23, 2007. The returns for Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s Premium Shares, without the effect of any fee and expense limitations or waivers.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.”

2  Janus Adviser Series  July 31, 2008

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,014.70	$0.60

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	$0.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Premium Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,014.70	$0.60

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	$0.60

†	Expenses are equal to the annualized expense ratio of 0.12% for Institutional Shares and 0.12% for Premium Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Adviser Series  July 31, 2008  3

Janus Institutional Cash Management Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Certificates of Deposit – 27.8%
$15,000,000	Allied Irish Banks 2.9844%, 2/4/09	$15,000,000
25,000,000	Allied Irish Banks 2.9156%, 2/11/09	25,000,000
15,000,000	Banco Bilboa Vizcaya 2.7200%, 10/8/08	15,000,000
30,000,000	Banco Bilboa Vizcaya 2.8050%, 11/3/08	30,000,385
15,000,000	Banco Bilboa Vizcaya 3.2500%, 1/23/09	15,000,000
25,000,000	Bank of Montreal, Chicago 2.7200%, 10/2/08	25,000,000
25,000,000	Bank of Montreal, Chicago 2.7200%, 10/3/08	25,000,000
50,000,000	BNP Paribas 2.8950%, 9/2/08	50,009,855
50,000,000	BNP Paribas 2.7600%, 11/21/08	50,000,000
20,000,000	Calyon, New York 2.7300%, 10/14/08	20,000,000
30,000,000	Credit Industriel et Commercial 2.8000%, 8/21/08	30,000,000
30,000,000	Credit Industriel et Commercial 2.9000%, 9/22/08	30,000,000
25,000,000	Fortis Bank, N.V. 2.7000%, 10/14/08	25,000,000
35,000,000	Fortis Bank, N.V. 2.8000%, 10/17/08	35,000,000
30,000,000	Lloyd’s TSB Group PLC 2.8500%, 10/24/08	30,000,000
20,000,000	Lloyd’s TSB Group PLC 2.7000%, 10/30/08	20,000,000
40,000,000	Mitsubishi Trust and Bank 2.7800%, 8/12/08	40,000,000
42,000,000	Mitsubishi UFJ Securities (USA), Inc. 2.8300%, 9/8/08	42,000,000
30,000,000	Mizuho Corporate Bank, New York 2.6600%, 10/1/08	30,000,000
35,000,000	Mizuho Corporate Bank, New York 2.8000%, 10/14/08	35,000,000
25,000,000	Mizuho Corporate Bank, New York 2.8000%, 10/20/08	25,000,000
25,000,000	Natexis Banques Populaires, New York 3.1500%, 10/23/08	25,000,000
30,000,000	Norinchukin Bank, New York 2.4600%, 8/29/08	30,000,000
25,000,000	Shinkin Central Bank, New York 2.8800%, 10/17/08	25,000,000
15,000,000	Skandinaviska Enskilda Bank, New York 2.6669%, 9/5/08 (144A)	15,000,084
25,000,000	Skandinaviska Enskilda Bank, New York 2.9156%, 2/11/09	25,000,000
50,000,000	Sumitomo Mitsui Banking Corp. 2.7100%, 8/13/08	50,000,000
15,000,000	Sumitomo Trust and Bank 2.5500%, 8/20/08	15,000,000
25,000,000	Sumitomo Trust and Bank 2.8200%, 10/17/08	25,000,000
20,000,000	Toronto Dominion Bank, New York, 2.8000%, 10/17/08	20,000,000
30,000,000	U.S. Bank, N.A. 2.8600%, 4/20/09	30,000,000

Total Certificates of Deposit (cost $872,010,324)		872,010,324

Commercial Paper – 25.5%
50,000,000	Atlantic Asset Securitization LLC 2.7365%, 8/6/08 (Section 4(2))	49,981,563
50,000,000	Bryant Park Funding LLC 2.7405%, 9/12/08 (Section 4(2))	49,839,264
17,000,000	Bryant Park Funding LLC 2.8662%, 9/15/08 (Section 4(2))	16,941,038
26,000,000	Gotham Funding Corp. 2.7202%, 8/22/08 (Section 4(2))	25,959,430
35,000,000	ICICI Bank, Ltd. 2.9077%, 9/30/08	34,836,329
50,000,000	Manhattan Asset Funding Company LLC 2.8422%, 8/11/08 (Section 4(2))	49,961,728
28,000,000	Manhattan Asset Funding Company LLC 2.8950%, 8/15/08 (Section 4(2))	27,969,450
25,000,000	Manhattan Asset Funding Company LLC 2.7872%, 8/22/08 (Section 4(2))	24,960,598
17,000,000	Morrigan TRR Funding LLC 2.9434%, 8/6/08 (144A)	16,993,264
25,000,000	Morrigan TRR Funding LLC 2.8907%, 8/7/08 (144A)	24,988,324
30,000,000	Morrigan TRR Funding LLC 2.8908%, 8/8/08 (144A)	29,983,653
24,000,000	Morrigan TRR Funding LLC 2.8386%, 8/20/08 (144A)	23,965,152
25,000,000	Nieuw Amsterdam Receivables Corp. 2.5771%, 8/8/08 (Section 4(2))	24,987,107
50,000,000	Nieuw Amsterdam Receivables Corp. 2.7179%, 8/15/08 (Section 4(2))	49,948,569
24,000,000	Nieuw Amsterdam Receivables Corp. 2.9491%, 10/1/08 (Section 4(2))	23,884,022
55,000,000	Scaldis Capital LLC 2.7923%, 8/5/08 (Section 4(2))	54,983,467
50,000,000	Scaldis Capital LLC 2.8349%, 8/7/08 (Section 4(2))	49,977,120
50,000,000	Thames Asset Global Securitization No. 1, Inc. 2.8280%, 8/7/08 (Section 4(2))	49,977,204
22,647,000	Thames Asset Global Securitization No. 1, Inc. 2.7607%, 8/14/08 (Section 4(2))	22,625,121
25,000,000	Thames Asset Global Securitization No. 1, Inc. 2.7381%, 9/25/08 (Section 4(2))	24,898,721
50,000,000	Three Pillars Funding LLC 2.5973%, 8/15/08 (Section 4(2))	49,950,983
50,000,000	Victory Receivables Corp. 2.8418%, 8/15/08 (Section 4(2))	49,946,436
21,000,000	Victory Receivables Corp. 2.9509%, 9/19/08 (Section 4(2))	20,918,395

Total Commercial Paper (cost $798,476,938)		798,476,938

Floating Rate Notes – 27.9%
15,000,000	Abbey National 2.7506%, 9/30/08	14,996,380
30,000,000	Allied Irish Banks 2.4581%, 8/18/08 (144A)	29,996,043

See Notes to Schedules of Investments and Financial Statements.

4  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Floating Rate Notes – (continued)
$20,000,000	Allied Irish Banks 2.8588%, 11/19/08	$20,000,000
20,000,000	ANZ National International London 2.4700%, 9/5/08 (144A)	20,000,090
20,000,000	Banco Santander Totta S.A. 2.4800%, 9/15/08 (144A)	20,000,027
50,000,000	Barclay’s Bank, New York 2.8794%, 10/23/08	50,000,000
30,000,000	BCP Finance Bank, Ltd. 2.5225%, 10/2/08 (144A)	30,000,000
22,000,000	BES Finance, Ltd. 2.5125%, 8/29/08 (144A)	21,994,917
50,000,000	BES Finance, Ltd. 2.5225%, 10/1/08 (144A)	50,000,000
35,000,000	Calyon, New York 2.1000%, 10/20/08	34,989,360
4,000,000	Dexia Bank, New York 2.4075%, 9/29/08	3,998,856
15,000,000	Dorada Finance Corp. 2.4781%, 8/20/08 (144A)§	14,999,531
50,000,000	HSH Nordbank A.G., New York 2.4681%, 9/19/08 (144A)	50,000,000
50,000,000	HSH Nordbank A.G., New York 2.5306%, 4/23/09 (144A)	50,000,000
15,600,000	Lloyd’s TSB Group PLC 2.4500%, 9/6/08 (144A)	15,569,278
30,000,000	Natexis Banques Populaires, New York 2.4775%, 9/12/08 (144A)	30,000,000
25,000,000	Santander U.S. Debt S.A. Unipersonal 2.8613%, 9/19/08 (144A)	25,009,247
35,000,000	Skandinaviska Enskilda Bank, New York 2.4713%, 10/8/08 (144A)	34,986,044
15,000,000	Skandinaviska Enskilda Bank, New York 2.8313%, 10/20/08	15,000,000
35,000,000	Svenska Handelsbanken AB 2.4481%, 9/19/08 (144A)	34,991,333
25,000,000	Swedbank, New York 2.6938%, 8/4/08	24,994,050
50,000,000	Totta (Ireland) PLC 2.4600%, 9/5/08 (144A)	50,000,000
55,000,000	Unicredito Italiano Bank (Ireland) 2.7819%, 8/8/08 (144A)	54,998,603
61,000,000	Unicredito Italiano Bank (Ireland) 2.4913%, 9/8/08 (144A)	61,000,340
45,000,000	Union Hamilton Special Purpose Funding LLC 3.2763%, 9/15/08 (144A)	45,000,000
20,000,000	Union Hamilton Special Purpose Funding LLC 3.3013%, 9/22/08 (144A)	20,000,000
50,000,000	Westdeutsche Landesbank A.G. 2.5288%, 4/9/09 (144A)	50,000,000

Total Floating Rate Notes (cost $872,524,099)		872,524,099

Repurchase Agreements – 14.2%
$90,000,000	Citigroup Global Markets, Inc., 2.3375% dated 7/31/08, maturing 8/1/08 to be repurchased at $90,005,844 collateralized by $37,697,000 in Asset Backed Securities 7.02%, 5/1/17; $80,887,775 in Corporate Bonds 0%-14.25%, 7/15/09-11/1/17 with respective values of $16,860,192 and $77,639,808	90,000,000
31,000,000	Deutsche Bank Securities, Inc., 2.3000% dated 7/31/08, maturing 8/1/08 to be repurchased at $31,001,981 collateralized by $28,942,537 in Corporate Bonds 8.151%-8.50%, 3/1/31-6/30/31 with a value of $32,550,001	31,000,000
96,000,000	Dresdner Kleinwort Securities LLC, 2.2875% dated 7/31/08, maturing 8/1/08 to be repurchased at $96,006,100 collateralized by $133,581,440 in Asset Backed Securities 0.0001% – 5.713%, 10/25/33 – 9/25/46 with a value of $97,921,261	96,000,000
96,000,000	J.P. Morgan Securities, Inc., 2.3375% dated 7/31/08, maturing 8/1/08 to be repurchased at $96,006,233 collateralized by $1,865,643,600 in Asset Backed Securities 0%-18.00%, 4/7/17-5/11/57; $451,771,211 in Collateralized Mortgage Obligations 0.05%-2.666%, 4/25/35-9/25/45 with respective values of $53,842,019 and $45,708,243	96,000,000
37,400,000	Lehman Brothers, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $37,402,265 collateralized by $230,454,267 in U.S. Government Agencies 0%, 6/1/22 – 4/25/38 with a value of $38,148,026	37,400,000
96,000,000	RBC Capital Markets Corp., 2.2875% dated 7/31/08, maturing 8/1/08 to be repurchased at $96,006,100 collateralized by $229,988,203 in Collateralized Mortgage Obligations 0%-2.67125%, 6/15/22-9/25/37 with a value of $98,599,459	96,000,000

Total Repurchase Agreements (cost $446,400,000)		446,400,000

Taxable Variable Rate Demand Notes – 3.3%
1,580,000	A.E. Realty LLC, Series 2003 2.4600%, 10/1/23	1,580,000
1,400,000	Atlantic MFH 2.7300%, 12/1/37	1,400,000
3,382,000	Campus Research Corp. 2.6100%, 6/1/13	3,382,000

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  5

Janus Institutional Cash Management Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Taxable Variable Rate Demand Notes – (continued)
$1,100,000	Capel, Inc. 2.7100%, 9/1/09	$1,100,000
4,350,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC) Series A 2.5140%, 7/1/35	4,350,000
6,000,000	Colorado Natural Gas, Inc., Series 2004 2.5000%, 7/1/32	6,000,000
4,025,000	Colorado Natural Gas, Inc., Series 2005 2.5000%, 7/1/32	4,025,000
7,575,000	Crozer-Keystone Health Systems 2.6500%, 12/15/21	7,575,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A 2.4640%, 6/1/27	9,100,000
8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A 2.5140%, 5/1/39	8,000,000
12,295,000	Eskaton Properties, Inc. 2.6500%, 12/1/37	12,295,000
4,515,000	H.C. Equities L.P. 2.7100%, 12/1/23	4,515,000
3,075,000	Lone Tree Building Authority 2.7200%, 12/1/17	3,075,000
3,900,000	Lowell Family LLC 2.6500%, 4/1/30	3,900,000
3,800,000	Montgomery, Alabama Industrial Development Board of Revenue, (Jenkins Brick Co.), Series A 3.2500%, 9/1/15	3,800,000
3,300,000	Ohio Health Care Facility Revenue Bonds, (United Church Homes, Inc. Project) Series 2002 2.6500%, 9/1/27	3,300,000
1,515,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 3.1000%, 4/1/20	1,515,000
3,205,000	Public Building Authority of Irondale, Alabama 2.4600%, 10/1/35	3,205,000
5,010,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A 2.7500%, 6/1/26	5,010,000
4,200,000	Tennessee Aluminum Processors, Inc. 2.4600%, 5/1/14	4,200,000
3,155,000	Tim-Bar Corp., Series 1998 3.2500%, 9/1/10	3,155,000
5,000,000	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds) 2.4600%, 3/1/28	5,000,000
970,000	Washington State Development Finance Authority 2.5600%, 11/1/23	970,000
1,975,000	Washington, Missouri Industrial Development Authority Industrial Revenue, (Pauwels Project) 3.1200%, 12/1/19	1,975,000

Total Taxable Variable Rate Demand Notes (cost $102,427,000)		102,427,000

Short-Term Corporate Notes – 2.9%
$90,000,000	Wells Fargo Bank 2.0625%, 8/1/08 (cost $90,000,000)	90,000,000

U.S. Government Agency Variable Notes – 1.1%
35,000,000	Freddie Mac 3.1250%, 6/23/09 (cost $35,000,000)	35,000,000

Total Investments (total cost $3,216,838,361) – 102.7%		3,216,838,361

Liabilities, net of Cash, Receivables and Other Assets – (2.7)%		(84,122,482)

Net Assets – 100%		$3,132,715,879

See Notes to Schedules of Investments and Financial Statements.

6  Janus Adviser Series  July 31, 2008

Janus Institutional Money Market Fund (unaudited)

Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
for the periods ended July 31, 2008	co-portfolio manager

Institutional Shares
1 Year	4.05%
5 Year	3.42%
10 Year	3.78%
Since Inception of Predecessor Fund 4/14/95	4.26%

Premium Shares
1 Year	4.05%
5 Year	3.23%
10 Year	3.59%
Since Inception of Predecessor Fund 4/14/95	4.07%

Primary Shares
1 Year	3.72%
5 Year	2.91%
10 Year	3.28%
Since Inception of Predecessor Fund 4/14/95	3.75%

Select Shares
1 Year	3.87%
5 Year	3.06%
10 Year	3.42%
Since Inception of Predecessor Fund 4/14/95	3.90%

Service Shares
1 Year	3.79%
5 Year	3.16%
10 Year	3.52%
Since Inception of Predecessor Fund 11/22/96	3.80%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	2.49%
Without Reimbursement	2.31%
Premium Shares
With Reimbursement	2.49%
Without Reimbursement	2.32%
Primary Shares
With Reimbursement	2.17%
Without Reimbursement	2.00%
Select Shares
With Reimbursement	2.32%
Without Reimbursement	2.15%
Service Shares
With Reimbursement	2.24%
Without Reimbursement	2.06%

Expense Ratios
for the fiscal year ended July 31, 2007

Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.18%
Premium Shares
Total Annual Fund Operating Expenses	0.34%
Net Annual Fund Operating Expenses	0.18%
Primary Shares
Total Annual Fund Operating Expenses	0.67%
Net Annual Fund Operating Expenses	0.51%
Select Shares
Total Annual Fund Operating Expenses	0.52%
Net Annual Fund Operating Expenses	0.36%
Service Shares
Total Annual Fund Operating Expenses	0.60%
Net Annual Fund Operating Expenses	0.43%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium, Primary and Select Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2009.

See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  7

Janus Institutional Money Market Fund (unaudited)

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Money Market Fund (the “predecessor fund”) into Institutional Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Institutional Shares, without the effect of any fee and expense limitations or waivers.

Institutional Shares of Janus Money Market Fund (the “predecessor fund”) reorganized into Institutional Money Market Fund on February 23, 2007. The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Share class without the effect of any fee and expense limitations or waivers.

The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund (the “predecessor fund”) into Institutional Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Share class, without the effect of any fee and expense limitations or waivers

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.”

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,014.50	$0.90

Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	$0.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Premium Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,014.50	$0.90

Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	$0.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Primary Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,012.90	$2.50

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Select Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,013.60	$1.75

Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	$1.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,013.20	$2.15

Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	$2.16

†	Expenses are equal to the annualized expense ratio of 0.18% for Institutional Shares, 0.18% for Premium, 0.50% for Primary Shares, 0.35% for Select Shares and 0.43% for Service Shares multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8  Janus Adviser Series  July 31, 2008

Janus Institutional Money Market Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Certificates of Deposit – 31.0%
$25,000,000	Allied Irish Banks 2.9844%, 2/4/09	$25,000,000
50,000,000	Allied Irish Banks 2.9156%, 2/11/09	50,000,000
50,000,000	ANZ National International London 2.6300%, 9/17/08	50,000,000
25,000,000	Banco Bilboa Vizcaya 2.7200%, 10/8/08	25,000,000
50,000,000	Banco Bilboa Vizcaya 2.8050%, 11/3/08	50,000,641
25,000,000	Banco Bilboa Vizcaya 3.2500%, 1/23/09	25,000,000
30,000,000	Banco Santander Totta S.A. 2.8000%, 10/7/08	30,005,507
50,000,000	Bank of Montreal, Chicago 2.7200%, 10/2/08	50,000,000
50,000,000	Bank of Montreal, Chicago 2.7200%, 10/3/08	50,000,000
50,000,000	Bank of the West 2.7900%, 10/9/08	50,000,000
50,000,000	Bank of Tokyo, Mitsubishi UFJ 2.6500%, 8/18/08	50,000,000
50,000,000	BNP Paribas 2.7600%, 11/21/08	50,000,000
50,000,000	BNP Paribas 2.9000%, 12/11/08	50,000,000
20,000,000	Calyon, New York 2.7300%, 10/14/08	20,002,035
50,000,000	Credit Industriel et Commercial 2.8000%, 8/21/08	50,000,000
50,000,000	Credit Industriel et Commercial 2.7700%, 8/22/08	50,000,000
50,000,000	Credit Industriel et Commercial 2.8500%, 9/10/08	50,000,000
50,000,000	Credit Suisse Securities (USA) LLC 2.9619%, 1/12/09	50,025,817
50,000,000	Fortis Bank, N.V. 2.7000%, 10/14/08	50,000,000
50,000,000	Fortis Bank, N.V. 2.8000%, 10/17/08	50,000,000
50,000,000	Lloyd’s TSB Group PLC 2.8500%, 10/24/08	50,000,000
30,000,000	Lloyd’s TSB Group PLC 2.7000%, 10/30/08	30,000,000
50,000,000	Mitsubishi Trust and Bank 2.7900%, 8/4/08	50,000,000
40,000,000	Mitsubishi Trust and Bank 2.7800%, 8/12/08	40,000,000
50,000,000	Mitsubishi Trust and Bank 2.8100%, 10/29/08	50,000,000
48,000,000	Mitsubishi UFJ Securities (USA), Inc. 2.8300%, 9/8/08	48,000,000
50,000,000	Mizuho Corporate Bank, New York 2.6600%, 10/1/08	50,000,000
50,000,000	Mizuho Corporate Bank, New York 2.8000%, 10/14/08	50,000,000
50,000,000	Mizuho Corporate Bank, New York 2.8000%, 10/15/08	50,000,000
50,000,000	Mizuho Corporate Bank, New York 2.8000%, 10/20/08	50,000,000
$40,000,000	Natexis Banques Populaires, New York 2.8000%, 8/4/08	40,000,000
25,000,000	Natexis Banques Populaires, New York 3.1500%, 10/23/08	25,000,000
50,000,000	Norinchukin Bank, New York 2.4600%, 8/29/08	50,000,000
50,000,000	Shinkin Central Bank, New York 2.8000%, 8/1/08	50,000,000
50,000,000	Shinkin Central Bank, New York 2.7500%, 8/5/08	50,000,000
25,000,000	Shinkin Central Bank, New York 2.8600%, 10/7/08	25,000,000
25,000,000	Shinkin Central Bank, New York 2.8800%, 10/17/08	25,000,000
30,000,000	Shinkin Central Bank, New York 2.8800%, 10/20/08	30,000,000
50,000,000	Skandinaviska Enskilda Bank, New York 2.9156%, 2/11/09	50,000,000
50,000,000	Sumitomo Mitsui Banking Corp. 2.6000%, 8/11/08	50,000,000
50,000,000	Sumitomo Mitsui Banking Corp. 2.7100%, 8/13/08	50,000,000
50,000,000	Sumitomo Mitsui Banking Corp. 2.5800%, 8/20/08	50,000,000
30,000,000	Sumitomo Trust and Bank 2.5500%, 8/20/08	30,000,000
25,000,000	Sumitomo Trust and Bank 2.8200%, 10/17/08	25,000,000
28,400,000	Svenska Handelsbanken AB 5.0000%, 10/9/08	28,400,000
50,000,000	Toronto Dominion Bank, New York 2.8000%, 10/17/08	50,000,000
50,000,000	Unicredito Italiano Bank (Ireland) 2.8400%, 8/15/08	50,000,099
70,000,000	U.S. Bank, N.A. 2.8600%, 4/20/09	70,000,001

Total Certificates of Deposit (cost $2,091,434,100)		2,091,434,100

Commercial Paper – 29.3%
50,000,000	Atlantic Asset Securitization LLC 2.7365%, 8/6/08 (Section 4(2))	49,981,563
50,000,000	Atlantic Asset Securitization LLC 2.6191%, 8/12/08 (Section 4(2))	49,961,164
50,000,000	Atlantic Asset Securitization LLC 2.5774%, 8/18/08 (Section 4(2))	49,940,935
50,000,000	Atlantic Asset Securitization LLC 2.7924%, 10/10/08 (Section 4(2))	49,737,322
50,000,000	Banco Bilboa Vizcaya 2.5960%, 9/26/08 (Section 4(2))	49,804,315
50,000,000	Bryant Park Funding LLC 2.5769%, 8/12/08 (Section 4(2))	49,961,782
44,000,000	Bryant Park Funding LLC 2.5771%, 8/29/08 (Section 4(2))	43,914,436
40,000,000	Bryant Park Funding LLC 2.7404%, 9/11/08 (Section 4(2))	39,879,041
35,000,000	Bryant Park Funding LLC 2.7405%, 9/12/08 (Section 4(2))	34,891,580
19,380,000	Bryant Park Funding LLC 2.8662%, 9/15/08 (Section 4(2))	19,312,783
44,000,000	Gotham Funding Corp. 2.7202%, 8/22/08 (Section 4(2))	43,931,343

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  9

Janus Institutional Money Market Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Commercial Paper – (continued)
$60,000,000	ICICI Bank, Ltd. 2.9077%, 9/30/08	$59,719,420
60,000,000	Louis Dreyfus Corp. 2.5137%, 8/28/08	59,890,212
30,000,000	Manhattan Asset Funding Company LLC 2.8422%, 8/11/08 (Section 4(2))	29,977,037
24,000,000	Manhattan Asset Funding Company LLC 2.8950%, 8/15/08 (Section 4(2))	23,974,778
50,000,000	Manhattan Asset Funding Company LLC 2.7339%, 8/25/08 (Section 4(2))	49,911,644
27,000,000	Manhattan Asset Funding Company LLC 2.7351%, 8/26/08 (Section 4(2))	26,950,281
35,000,000	Manhattan Asset Funding Company LLC 2.7872%, 9/2/08 (Section 4(2))	34,915,978
40,000,000	Manhattan Asset Funding Company LLC 2.7875%, 9/5/08 (Section 4(2))	39,894,972
45,000,000	Morrigan TRR Funding LLC 2.8910%, 8/1/08 (144A)	45,000,000
22,000,000	Morrigan TRR Funding LLC 2.9434%, 8/6/08 (144A)	21,991,283
25,000,000	Morrigan TRR Funding LLC 2.8907%, 8/7/08 (144A)	24,988,324
28,000,000	Morrigan TRR Funding LLC 2.8908%, 8/8/08 (144A)	27,984,743
20,000,000	Morrigan TRR Funding LLC 2.8386%, 8/14/08 (144A)	19,980,126
35,000,000	Nieuw Amsterdam Receivables Corp. 2.5771%, 8/8/08 (Section 4(2))	34,981,950
40,000,000	Nieuw Amsterdam Receivables Corp. 2.7178%, 8/14/08 (Section 4(2))	39,961,937
84,000,000	Nieuw Amsterdam Receivables Corp. 2.7179%, 8/15/08 (Section 4(2))	83,913,750
21,000,000	Nieuw Amsterdam Receivables Corp. 2.9491%, 10/1/08 (Section 4(2))	20,898,519
79,000,000	Scaldis Capital LLC 2.7923%, 8/5/08 (Section 4(2))	78,976,253
60,000,000	Scaldis Capital LLC 2.8454%, 8/6/08 (Section 4(2))	59,977,037
50,000,000	Scaldis Capital LLC 2.8649%, 8/7/08 (Section 4(2))	49,977,120
45,000,000	Scaldis Capital LLC 2.8686%, 9/25/08 (Section 4(2))	44,809,173
50,000,000	Thames Asset Global Securitization No. 1, Inc. 2.8280%, 8/7/08 (Section 4(2))	49,977,204
22,000,000	Thames Asset Global Securitization No. 1, Inc. 2.7607%, 8/14/08 (Section 4(2))	21,978,747
50,000,000	Thames Asset Global Securitization No. 1, Inc. 2.7381%, 9/25/08 (Section 4(2))	49,797,443
94,627,000	Thames Asset Global Securitization No. 1, Inc. 2.9042%, 10/7/08 (Section 4(2))	94,135,390
50,000,000	Three Pillars Funding LLC 2.6815%, 8/7/08 (Section 4(2))	49,978,315
65,662,000	Three Pillars Funding LLC 2.6501%, 8/8/08 (Section 4(2))	65,629,160
48,000,000	Three Pillars Funding LLC 2.5973%, 8/15/08 (Section 4(2))	47,952,944
58,000,000	Three Pillars Funding LLC 2.6084%, 8/25/08 (Section 4(2))	57,902,149
30,000,000	Ticonderoga Funding LLC 2.5775%, 8/21/08 (144A)	29,958,310
40,000,000	Ticonderoga Funding LLC 2.5776%, 8/22/08 (144A)	39,941,634
35,000,000	Victory Receivables Corp. 2.6815%, 8/7/08 (Section 4(2))	34,984,820
25,000,000	Victory Receivables Corp. 2.8418%, 8/15/08 (Section 4(2))	24,973,218
50,000,000	Victory Receivables Corp. 2.9509%, 9/19/08 (Section 4(2))	49,805,703

Total Commercial Paper (cost $1,977,005,838)		1,977,005,838

Floating Rate Notes – 22.3%
35,000,000	Abbey National 2.7506%, 9/30/08	34,991,554
60,000,000	Allied Irish Banks 2.4581%, 8/18/08 (144A)	59,992,085
40,000,000	Allied Irish Banks 2.8588%, 11/19/08	40,000,000
50,000,000	Allied Irish Banks 2.9200%, 1/12/09	50,000,000
50,000,000	ANZ National International London 2.4700%, 9/5/08 (144A)	50,000,224
27,534,000	Banco Santander Totta S.A. 2.4800%, 9/15/08 (144A)	27,534,000
100,000,000	Barclay’s Bank, New York 2.8794%, 10/23/08	100,000,000
75,000,000	BES Finance, Ltd. 2.5225%, 10/1/08 (144A)	75,000,000
12,300,000	BNP Paribas 2.4106%, 9/23/08	12,296,047
65,000,000	Calyon, New York 2.1000%, 10/20/08	64,980,239
15,734,000	Dekabank, New York 2.8063%, 2/19/09 (144A)	15,734,000
55,300,000	Dexia Bank, New York 2.4075%, 9/29/08	55,283,124
30,000,000	Dorada Finance Corp. 2.4781%, 8/20/08 (144A)§	29,999,063
23,601,000	HSH Nordbank A.G., New York 2.4681%, 9/19/08 (144A)	23,601,000
70,805,000	HSH Nordbank A.G., New York 2.5306%, 4/23/09 (144A)	70,805,000
30,000,000	Lloyd’s TSB Group PLC 2.4500%, 10/6/08 (144A)	29,986,871
43,601,000	Natexis Banques Populaires, New York 2.4775%, 9/12/08 (144A)	43,592,010
11,400,000	Royal Bank of Canada 2.5188%, 9/9/08	11,398,291
91,000,000	Santander U.S. Debt S.A. Unipersonal 2.8613%, 9/19/08 (144A)	91,013,569
15,000,000	Skandinaviska Enskilda Bank, New York 2.6575%, 8/21/08	14,998,368

See Notes to Schedules of Investments and Financial Statements.

10  Janus Adviser Series  July 31, 2008

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Floating Rate Notes – (continued)
$65,000,000	Skandinaviska Enskilda Bank, New York 2.4713%, 10/8/08 (144A)	$64,974,082
35,000,000	Skandinaviska Enskilda Bank, New York 2.8313%, 10/20/08	35,000,000
65,000,000	Svenska Handelsbanken AB 2.4481%, 9/19/08 (144A)	64,983,903
50,000,000	Swedbank, New York 2.6938%, 8/4/08	49,988,100
15,000,000	Swedbank, New York 2.4300%, 9/8/08	14,996,844
78,672,000	Totta (Ireland) PLC 2.4600%, 9/5/08 (144A)	78,672,000
50,000,000	Unicredito Italiano Bank (Ireland) 2.7819%, 8/8/08 (144A)	49,997,207
66,084,000	Unicredito Italiano Bank (Ireland) 2.4913%, 9/8/08 (144A)	66,084,000
50,000,000	Union Hamilton Special Purpose Funding LLC 3.3013%, 9/22/08 (144A)	50,000,000
20,000,000	Union Hamilton Special Purpose Funding LLC 3.3006%, 9/29/08 (144A)	20,000,000
110,141,000	Westdeutsche Landesbank A.G. 2.5288%, 4/9/09 (144A)	110,141,000

Total Floating Rate Notes (cost $1,506,042,581)		1,506,042,581

Repurchase Agreements – 11.8%
150,000,000	Deutsche Bank Securities, Inc., 2.3000% dated 7/31/08, maturing 8/1/08 to be repurchased at $150,009,583 collateralized by $27,000,000 in Asset Backed Securities 2.6275%, 6/25/11 $129,027,979 in Corporate Bonds 0% – 8.48%, 6/1/09-7/15/38 with respective values of $25,749,360 and $131,750,641	150,000,000
64,000,000	Dresdner Kleinwort Securities LLC, 2.2875% dated 7/31/08, maturing 8/1/08 to be repurchased at $64,004,067 collateralized by $30,669,760 in Asset Backed Securities 1.03%-5.74%, 11/25/35 – 4/4/37 $106,475,648 in Collateralized Mortgage Obligations 0% – 6.124%, 3/19/34 – 9/20/46 with a value o f $17,993,113 and $49,207,738	64,000,000
50,000,000	Fortis Bank N.V., 2.3375% dated 7/31/08, maturing 8/1/08 to be repurchased at $50,003,247 collateralized by $69,748,400 in Trust Receipts 0%, 5/15/16 with a value of $51,000,030	50,000,000
206,000,000	J.P. Morgan Securities, Inc., 2.3375% dated 7/31/08, maturing 8/1/08 to be repurchased at $206,013,376 collateralized by $10,877,295,701 in Collateralized Mortgage Obligations 0% – 7.82%, 7/15/13 – 11/25/46 with a value of $210,956,706	206,000,000
120,400,000	Lehman Brothers, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $120,407,291 collateralized by $741,890,208 in U.S. Government Agencies 0%, 6/1/22 – 4/25/38 with a value of $122,808,085	120,400,000
206,000,000	RBC Capital Markets Corp., 2.2875% dated 7/31/08, maturing 8/1/08 to be repurchased at $206,013,090 collateralized by $225,154,773 in Collateralized Mortgage Obligations 0% – 5.70%, 7/15/17 – 2/15/51 with a value of $210,120,001	206,000,000

Total Repurchase Agreements (cost $796,400,000)		796,400,000

Short-Term Corporate Notes – 3.9%
100,000,000	Keybank N.A. 2.0625%, 8/1/08	100,000,000
166,300,000	Wells Fargo Bank 2.0625%, 8/1/08	166,300,000

Total Short-Term Corporate Notes (cost $266,300,000)		266,300,000

Taxable Variable Rate Demand Notes – 3.3%
1,350,000	Advocare of South Carolina, Inc. 2.7100%, 6/1/17	1,350,000
2,900,000	Breckenridge Terrace LLC 2.5138%, 5/1/39	2,900,000
11,785,000	Breckenridge Terrace LLC 2.5138%, 5/1/39	11,785,000
25,295,000	Charter Township of Commerce Michigan, Downtown Development Authority, 2.5700%, 10/1/34	25,295,000
12,605,000	Colorado Natural Gas, Inc., Series 2002 2.5000%, 7/1/32	12,605,000
7,300,000	Cornerstone Funding Corp. I Series 2003C 2.5000%, 11/1/24	7,300,000
4,500,000	FJM Properties-Wilmar 2.5000%, 10/1/24	4,500,000
12,200,000	HHH Supply and Investment Co. 2.6000%, 7/1/29	12,200,000
10,935,000	Hillcrest Medical Plaza 2.7100%, 9/1/23	10,935,000
2,845,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project) Series A 2.5400%, 9/1/09	2,845,000
3,040,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue (Surgical Center) 2.4600%, 3/1/24	3,040,000

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  11

Janus Institutional Money Market Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Taxable Variable Rate Demand Notes – (continued)
$8,200,000	Racetrac Capital LLC, Series 1998-A 2.7100%, 4/1/18	$8,200,000
19,600,000	Rehau, Inc. 3.1300%, 10/1/19	19,600,000
17,500,000	Shoosmith Brothers, Inc. 2.7100%, 3/1/15	17,500,000
14,965,000	Timber Ridge County Affordable Housing Corp., Series 2003 2.5600%, 12/1/32	14,965,000
20,000,000	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds) 2.4600%, 3/1/28	20,000,000
100,000	Union City, Tennessee Industrial Development Board (Cobank LLC Project) 2.5500%, 1/1/25	100,000
35,000,000	Utah Telecommunication 2.8000%, 6/1/40	35,000,000
9,500,000	Village Green Finance Co. 2.7100%, 11/1/22	9,500,000

Total Taxable Variable Rate Demand Notes (cost $219,620,000)		219,620,000

U.S. Government Agency Notes – 1.5%
100,000,000	Federal Home Loan Bank System 2.7042%, 10/15/08 (cost $99,445,649)	99,445,649

U.S. Government Agency Variable Notes – 0.7%
50,000,000	Freddie Mac 3.1250%, 6/23/09 (cost $50,000,000)	50,000,000

Total Investments (total cost $7,006,248,168) – 103.8%		7,006,248,168

Liabilities, net of Cash, Receivables and Other Assets – (3.8)%		(256,093,660)

Net Assets – 100%		$6,750,154,508

See Notes to Schedules of Investments and Financial Statements.

12  Janus Adviser Series  July 31, 2008

Janus Institutional Government Money Market Fund (unaudited)

Eric Thorderson
co-portfolio manager
Average Annual Total Return	Craig Jacobson
for the periods ended July 31, 2008	co-portfolio manager

Institutional Shares
1 Year	3.67%
5 Year	3.31%
10 Year	3.69%
Since Inception of Predecessor Fund 4/14/95	4.17%

Premium Shares
1 Year	3.64%
5 Year	3.09%
10 Year	3.48%
Since Inception of Predecessor Fund 4/14/95	3.95%

Primary Shares
1 Year	3.31%
5 Year	2.78%
10 Year	3.16%
Since Inception of Predecessor Fund 4/14/95	3.63%

Select Shares
1 Year	3.47%
5 Year	2.92%
10 Year	3.31%
Since Inception of Predecessor Fund 4/14/95	3.78%

Service Shares
1 Year	3.41%
5 Year	3.05%
10 Year	3.43%
Since Inception of Predecessor Fund 11/22/96	3.71%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	2.24%
Without Reimbursement	2.03%
Premium Shares
With Reimbursement	2.21%
Without Reimbursement	2.04%
Primary Shares
With Reimbursement	1.89%
Without Reimbursement	1.72%
Select Shares
With Reimbursement	2.04%
Without Reimbursement	1.87%
Service Shares
With Reimbursement	1.99%
Without Reimbursement	1.78%

Expense Ratios
for the fiscal year ended July 31, 2007

Institutional Shares
Total Annual Fund Operating Expenses	0.36%
Net Annual Fund Operating Expenses	0.16%
Premium Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.19%
Primary Shares
Total Annual Fund Operating Expenses	0.67%
Net Annual Fund Operating Expenses	0.51%
Select Shares
Total Annual Fund Operating Expenses	0.52%
Net Annual Fund Operating Expenses	0.36%
Service Shares
Total Annual Fund Operating Expenses	0.61%
Net Annual Fund Operating Expenses	0.41%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium, Primary and Select Shares are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares, Janus Capital has contractually agreed to waive one half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2009.

See important disclosures on the next page.

Janus Adviser Series  July 31, 2008  13

Janus Institutional Government Money Market Fund (unaudited)

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Due to certain investment strategies, the fund may have an increased position in cash.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Government Money Market Fund (the “predecessor fund”) into Institutional Government Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Institutional Shares, without the effect of any fee and expense limitations or waivers.

Institutional Shares of Janus Government Money Market Fund (the “predecessor fund”) reorganized into Institutional Government Money Market Fund on February 23, 2007. The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Shares class, without the effect of any fee and expense limitations or waivers.

The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Government Money Market Fund (the “predecessor fund”) into Institutional Government Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund’s Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund’s respective Shares class, without the effect of any fee and expense limitations or waivers.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See “Explanation of Charts, Tables and Financial Statements.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,012.60	$0.75

Hypothetical (5% return before expenses)	$1,000.00	$1,024.12	$0.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Premium Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,012.50	$0.95

Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$0.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Primary	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,010.90	$2.55

Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Select Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,011.60	$1.80

Hypothetical (5% return before expenses)	$1,000.00	$1,023.07	$1.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(2/1/08)	(7/31/08)	(2/1/08-7/31/08)†

Actual	$1,000.00	$1,011.40	$2.05

Hypothetical (5% return before expenses)	$1,000.00	$1,022.82	$2.06

†	Expenses are equal to the annualized expense ratio of 0.15% for Institutional Shares, 0.19% for Premium Shares, 0.51% for Primary Shares, 0.36% for Select Shares, and 0.41% for Service Shares, and multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

14  Janus Adviser Series  July 31, 2008

Janus Institutional Government Money Market Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

U.S. Government Agency Notes – 22.5%
	Army & Air Force Exchange Services:
$5,000,000	2.5000%, 8/1/08ß	$5,000,000
20,000,000	2.6500%, 8/1/08ß	20,000,000
13,000,000	2.7800%, 8/1/08ß	13,000,000
10,000,000	2.8000%, 8/1/08ß	10,000,000
55,000,000	2.8100%, 8/1/08ß	55,000,000
25,000,000	2.9000%, 8/1/08ß	25,000,000
50,000,000	3.1500%, 8/1/08ß	50,000,000
20,000,000	3.1000%, 1/20/09ß	20,000,000
	Fannie Mae:
4,915,000	2.2776%, 8/1/08	4,915,000
15,000,000	4.3300%, 9/26/08	14,898,643
30,000,000	2.4890%, 1/30/09	29,621,805
1,462,000	2.2300%, 3/27/09	1,440,410
1,438,000	2.8923%, 5/1/09	1,407,334
	Federal Home Loan Bank System:
32,953,000	1.4808%, 8/6/08	32,942,933
50,000,000	2.3902%, 8/20/08	49,939,851
40,000,000	2.4533%, 9/2/08	39,913,915
2,500,000	3.9000%, 10/14/08	2,479,900
21,000,000	2.1100%, 12/3/08	21,000,000
10,000,000	2.7839%, 3/3/09	9,838,096
2,494,000	2.2900%, 3/27/09	2,456,013
	Freddie Mac:
10,200,000	2.1442%, 8/4/08	10,198,027
1,017,000	4.3500%, 8/18/08	1,014,904
25,000,000	3.9300%, 12/8/08	24,646,910
1,287,000	2.6841%, 1/5/09	1,272,219
14,278,000	2.6842%, 1/6/09	14,111,488
20,000,000	2.6981%, 2/2/09	19,766,302

Total U.S. Government Agency Notes (cost $479,863,750)		479,863,750

U.S. Government Agency Variable Notes – 21.5%
	Fannie Mae:
10,000,000	2.0700%, 1/16/09	10,000,000
	Federal Farm Credit Bank:
1,620,000	2.3425%, 10/28/08	1,619,504
20,000,000	2.3388%, 2/11/09	20,000,000
17,000,000	2.0300%, 4/17/09	17,000,000
2,000,000	2.3813%, 10/14/09	2,000,234
20,000,000	2.0700%, 12/21/09	19,936,413
	Federal Home Loan Bank System:
25,000,000	2.5819%, 10/10/08	24,876,387
810,000	2.6360%, 10/24/08	809,898
20,000,000	2.1000%, 12/17/08	19,995,603
35,000,000	2.5990%, 2/18/09	35,001,386
20,000,000	2.7500%, 2/20/09	20,000,000
20,000,000	2.4230%, 2/27/09	20,004,130
20,000,000	2.3560%, 3/13/09	20,000,000
15,000,000	2.8500%, 3/17/09	15,000,000
10,000,000	2.2900%, 3/27/09	10,000,000
25,000,000	2.1650%, 4/21/09	25,000,000
22,000,000	2.6500%, 5/6/09	22,000,000
37,000,000	3.0000%, 6/18/09	37,000,000
20,000,000	2.8200%, 7/10/09	20,000,000
	Freddie Mac:
23,000,000	2.6000%, 3/18/09	23,000,000
10,000,000	2.3675%, 4/7/09	10,000,000
25,000,000	2.6500%, 6/22/09	25,000,000
4,600,000	2.3900%, 9/28/09	4,601,892
20,000,000	2.4600%, 12/7/09	19,999,462
30,000,000	2.3656%, 12/23/09	29,985,259
5,680,819	2.4638%, 1/15/42	5,680,819

Total U.S. Government Agency Variable Notes (cost $458,510,987)		458,510,987

Floating Rate Notes – 1.7%
5,000,000	Cypress Bend Real Estate Development LLC 2.4600%, 4/1/33	5,000,000
31,000,000	Cypress Bend Real Estate Development LLC 2.4600%, 4/1/33	31,000,000

Total Floating Rate Notes (cost $36,000,000)		36,000,000

Repurchase Agreements – 54.4%
210,000,000	Bank of America Securities LLC, 2.1900% dated 7/31/08, maturing 8/1/08 to be repurchased at $210,012,775 collateralized by $267,251,337 in U.S. Government Agencies 3.50% – 44.6174%, 12/25/20 – 5/20/37 with a value of $214,200,000	210,000,000
100,000,000	Calyon, New York Branch, 2.2100% dated 7/31/08, maturing 8/1/08 to be repurchased at $100,006,139 collateralized by $126,441,760 in U.S. Government Agencies 2.8612%, 4/25/37 with a value of $102,000,000	100,000,000
144,300,000	Credit Suisse Securities (USA) LLC, 2.2075% dated 7/31/08, maturing 8/1/08 to be repurchased at $144,308,848 collateralized by $2,204,017,481 in U.S. Government Agencies 0%, 7/15/17 – 6/15/38 with a value of $147,188,282	144,300,000
95,200,000	Deutsche Bank Securities, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $95,205,765 collateralized by $91,875,914 in U.S. Government Agencies 4.15% – 7.25%, 1/15/10 – 1/13/12 with a value of $97,104,146	95,200,000
100,000,000	HSBC Securities (USA), Inc., 2.1900% dated 7/31/08, maturing 8/1/08 to be repurchased at $100,006,083 collateralized by $165,258,935 in U.S. Government Agencies 0% – 6.50%, 12/15/18 – 8/25/37 with a value of $102,001,008	100,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series  July 31, 2008  15

Janus Institutional Government Money Market Fund

Schedule of Investments

As of July 31, 2008

Principal Amount		Value

Repurchase Agreements – (continued)
$220,000,000	ING Financial Markets LLC, 2.2000% dated 7/31/08, maturing 8/1/08 to be repurchased at $220,013,444 collateralized by $641,279,451 in U.S. Government Agencies 0% – 14.118%, 12/25/08 – 11/1/37 with a value of $224,402,307	$220,000,000
76,700,000	Lehman Brothers, Inc., 2.1800% dated 7/31/08, maturing 8/1/08 to be repurchased at $76,704,645 collateralized by $472,616,105 in U.S. Government Agencies 0%, 6/1/22 – 4/25/38 with a value of $78,234,054	76,700,000
210,000,000	RBC Capital Markets Corp., 2.1900% dated 7/31/08, maturing 8/1/08 to be repurchased at $210,012,775 collateralized by $304,810,054 in U.S. Government Agencies 3.50% – 12.00%, 12/15/09 – 2/1/48 with a value of $214,200,000	210,000,000

Total Repurchase Agreements (cost $1,156,200,000)		1,156,200,000

Total Investments (total cost $2,130,574,737) – 100.1%		2,130,574,737

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,101,599)

Net Assets – 100%		$2,129,473,138

See Notes to Schedules of Investments and Financial Statements.

16  Janus Adviser Series  July 31, 2008

Statements of Assets and Liabilities

			Janus
	Janus	Janus	Institutional
	Institutional	Institutional	Government
As of July 31, 2008	Cash	Money	Money
(all numbers in thousands except net asset value per share)	Management Fund	Market Fund	Market Fund

Assets:
Investments at amortized cost	$2,770,438	$6,209,848	$974,375
Repurchase agreements	$446,400	$796,400	$1,156,200
Cash	1,211	636	94
Receivables:
Fund shares sold	–	11	–
Interest	6,673	13,552	2,369
Non-interested Trustees’ Deferred Compensation	61	132	42
Other assets	8	–	7
Total Assets	3,224,791	7,020,579	2,133,087
Liabilities:
Payables:
Investments purchased	90,000	259,887	–
Dividends	1,646	9,204	3,244
Advisory fees	265	596	180
Administrative services fees – Institutional Shares	55	448	83
Administrative services fees – Premium Shares	–	–	–
Administrative services fees – Primary Shares	N/A	–	–
Administrative services fees – Select Shares	N/A	–	–
Administrative services fees – Service Shares	N/A	13	7
Distribution fees – Premium Shares	–	26	–
Distribution fees – Primary Shares	N/A	–	–
Distribution fees – Select Shares	N/A	–	–
Service fees – Service Shares	N/A	42	34
Non-interested Trustees’ fees and expenses	33	56	13
Non-interested Trustees’ deferred compensation	61	132	42
Accrued expenses	15	20	11
Total Liabilities	92,075	270,424	3,614
Net Assets	$3,132,716	$6,750,155	$2,129,473
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$3,132,763	$6,750,144	$2,129,463
Undistributed net investment income/(loss)*	(5)	(19)	(4)
Undistributed net realized gain/(loss) from investment transactions*	(47)	19	10
Unrealized appreciation/(depreciation) of non-interested Trustees’ deferred compensation	5	11	4
Total Net Assets	$3,132,716	$6,750,155	$2,129,473
Net Assets – Class Institutional Shares	$3,132,609	$6,455,664	$1,964,849
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,132,657	6,455,652	1,964,839
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Class Premium Shares	$107	$184,883	$106
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107	184,883	106
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Class Primary Shares	N/A	$106	105
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	106	105
Net Asset Value Per Share	N/A	$1.00	$1.00
Net Assets – Class Select Shares	N/A	$106	$106
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	106	106
Net Asset Value Per Share	N/A	$1.00	$1.00
Net Assets – Class Service Shares	N/A	$109,396	164,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	109,397	164,307
Net Asset Value Per Share	N/A	$1.00	$1.00

*	See Note 3 to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  17

Statements of Operations

			Janus
	Janus	Janus	Institutional
	Institutional	Institutional	Government
For the fiscal year ended July 31, 2008	Cash	Money	Money
(all numbers in thousands)	Management Fund	Market Fund	Market Fund

Investment Income:
Interest	$185,478	$362,617	$57,416
Total Investment Income	185,478	362,617	57,416
Expenses:
Advisory fees	8,421	16,983	3,207
Transfer agent expenses	–	1	1
Professional fees	10	31	19
Non-interested Trustees’ fees and expenses	117	214	46
Distribution fees – Premium Shares	–	240	–
Distribution fees – Primary Shares	N/A	1	1
Distribution fees – Select Shares	N/A	–	–
Administrative services fees – Institutional Shares	6,316	12,343	2,114
Administrative services fees – Premium Shares	–	80	–
Administrative services fees – Primary Shares	N/A	–	–
Administrative services fees – Select Shares	N/A	–	–
Administrative services fees – Service Shares	N/A	193	291
Service fees – Service Shares	N/A	323	486
Total Expenses	14,864	30,409	6,165
Expense and Fee Offset	–	(1)	(1)
Net Expenses	14,864	30,408	6,164
Less: Excess Expense Reimbursement	(9,813)	(14,556)	(3,207)
Net Expenses after Expense Reimbursement	5,051	15,852	2,957
Net Investment Income/(Loss)	180,427	346,765	54,459

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	143	15	29
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(2)	1	2
Net Gain/(Loss) on Investments	141	16	31
Net Increase/(Decrease) in Net Assets Resulting from Operations	$180,568	$346,781	$54,490

See Notes to Financial Statements.

18  Janus Adviser Series  July 31, 2008

Statements of Changes in Net Assets

					Janus
	Janus		Janus		Institutional
	Institutional		Institutional		Government
	Cash		Money		Money
For the fiscal year or period ended July 31	Management Fund(1)		Market Fund		Market Fund
(all numbers in thousands)	2008	2007(2)	2008	2007(3)	2008	2007(3)

Operations:
Net investment income/(loss)	$180,427	$107,561	$346,765	$129,898	$54,459	$18,398
Net realized gain/(loss) from investment transactions	143	–	15	4	29	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(2)	7	1	10	2	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	180,568	107,568	346,781	129,912	54,490	18,399
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(180,431)	(107,555)	(338,304)	(128,913)	(48,025)	(14,736)
Premium Shares	(4)	(2)	(4,170)	(2)	(4)	(2)
Primary Shares	N/A	N/A	(4)	(2)	(3)	(2)
Select Shares	N/A	N/A	(4)	(2)	(4)	(2)
Service Shares	N/A	N/A	(4,292)	(988)	(6,425)	(3,656)
Net realized gain from investment transactions*
Institutional Shares	–	–	–	–	(18)	–
Premium Shares	–	–	–	–	–	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	–	–	(1)	–
Net Decrease from Dividends and Distributions	(180,435)	(107,557)	(346,774)	(129,907)	(54,480)	(18,398)
Capital Share Transactions:
Shares sold
Institutional Shares	31,955,202	21,550,892**	98,870,575	35,374,609	21,569,487	2,598,698
Premium Shares	264	100	1,615,634	100	–	100
Primary Shares	N/A	N/A	–	100	–	100
Select Shares	N/A	N/A	–	100	–	100
Service Shares	N/A	N/A	2,604,233	259,221	679,463	246,125
Shares transferred(4)
Institutional Shares	N/A	N/A	N/A	5,687,771	N/A	606,643
Service Shares	N/A	N/A	N/A	30,801	N/A	177,230
Reinvested dividends and distributions
Institutional Shares	114,543	63,232	153,019	50,691	11,554	5,324
Premium Shares	4	2	4,170	2	4	2
Primary Shares	N/A	N/A	4	2	3	2
Select Shares	N/A	N/A	4	2	4	2
Service Shares	N/A	N/A	410	266	2,783	1,385
Shares repurchased
Institutional Shares	(33,237,147)	(18,636,681)**	(98,972,603)	(34,708,410)	(20,312,624)	(2,514,243)
Premium Shares	(264)	–	(1,435,023)	–	–	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	(2,543,223)	(242,312)	(672,026)	(270,654)
Net Increase/(Decrease) from Capital Share Transactions	(1,167,398)	2,977,545	297,200	6,452,943	1,278,648	850,814
Net Increase/(Decrease) in Net Assets	(1,167,265)	2,977,545	297,207	6,452,948	1,278,658	850,815
Net Assets:				.
Beginning of period	4,299,981	1,322,425	6,452,948	–	850,815	–
End of period	$3,132,716	$4,299,981	$6,750,155	$6,452,948	$2,129,473	$850,815

Undistributed net investment income/(loss)*	$(5)	$3	$(19)	$(10)	$(4)	$(1)

*	See Note 3 in Notes to Financial Statements.
**	Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.

(1)	Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).
(2)	Period from November 1, 2006 through July 31, 2007.
(3)	Period from February 23, 2007 (inception date) through July 31, 2007.
(4)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of the newly formed Fund. The information shown comes from the audited financial statements from the Janus Investment Fund trust. See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  19

Statements of Changes in Net Assets

			Janus Government
For the period ended February 23, 2007	Janus Money		Money
and for the fiscal year ended October 31, 2006	Market Fund		Market Fund
(all numbers in thousands)	2007(1)	2006	2007(1)	2006

Operations:
Net investment income/(loss)	$136,044	$289,288	$14,288	$44,525
Net realized gain/(loss) from investment transactions	(12)	12	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	136,032	289,300	14,289	44,525
Dividends and Distributions to Shareholders:
Net investment income *
Investor Shares	(21,538)	(58,753)	(2,624)	(7,454)
Institutional Shares	(114,006)	(229,324)	(9,115)	(30,687)
Service Shares	(512)	(1,199)	(2,549)	(6,384)
Net realized gain from investment transactions*
Investor Shares	–	(2)	–	–
Institutional Shares	–	(10)	–	–
Service Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(136,056)	(289,288)	(14,288)	(44,525)
Capital Share Transactions(1):
Shares sold
Investor Shares	434,713	991,952	16,005	73,414
Institutional Shares	22,247,093	38,462,494	1,611,594	6,103,342
Service Shares	13,984	55,553	164,498	758,324
Reinvested dividends and distributions
Investor Shares	16,563	57,565	2,042	7,318
Institutional Shares	44,041	89,719	1,865	11,032
Service Shares	169	424	739	2,391
Shares repurchased
Investor Shares	(313,978)	(997,589)	(27,373)	(90,905)
Institutional Shares	(22,920,356)	(35,873,239)	(1,542,877)	(6,095,962)
Service Shares	(17,758)	(48,419)	(153,487)	(724,319)
Net Increase/(Decrease) from Capital Share Transactions	(495,529)	2,738,460	73,006	44,635
Net Increase/(Decrease) in Net Assets	(495,553)	2,738,472	73,007	44,635
Net Assets:
Beginning of period	7,764,336	5,025,864	877,729	833,094
End of period	$7,268,783	$7,764,336	$950,736	$877,729

Undistributed net investment income/(loss)*	$–	$12	$–	$–

(1)	Period from November 1, 2006 to February 23, 2007. A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) occurred at the close of business on February 23, 2007. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. See Note 5 in Notes to Financial Statements.

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

20  Janus Adviser Series  July 31, 2008

Financial Highlights

Institutional Shares

For a share outstanding during each fiscal year or period ended	Janus Institutional Cash Management Fund(1)
July 31 and for each fiscal year ended October 31	2008	2007(2)	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.05	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–	–
Total from Investment Operations	.04	.04	.05	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.04)	(.04)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.04)	(.04)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	4.12%	4.01%	4.82%	2.84%	1.20%	1.27%
Net Assets, End of Period (in thousands)	$3,132,609	$4,299,879	$1,322,425	$1,523,010	$1,873,218	$2,795,864
Average Net Assets for the Period (in thousands)	$4,210,290	$2,721,493	$2,041,983	$1,494,573	$2,216,408	$2,495,376
Ratio of Gross Expenses to Average Net Assets***(3)	0.12%(4)	0.12%(4)	0.19%(4)	0.18%(4)	0.18%(4)	0.18%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.12%(4)	0.12%(4)	0.19%(4)	0.18%(4)	0.18%(4)	0.18%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.29%	5.28%	4.78%	2.76%	1.18%	1.24%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	On February 23, 2007, Janus Institutional Cash Reserves Fund (the “predecessor fund”) was reorganized into the Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year end to July 31.
(2)	Period from November 1, 2006 to July 31, 2007.
(3)	See “Explanations of Charts, Tables and Financial Statements.’’
(4)	The ratio was 0.35% in 2008, 0.35% in 2007, 0.36% in 2006, 0.35% in 2005, 0.35% in 2004, and 0.35% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  21

Financial Highlights (continued)

Institutional Shares

	Janus Institutional Money Market Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities		–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*		–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	4.05%	2.25%
Net Assets, End of Period (in thousands)	$6,455,664	$6,404,665
Average Net Assets for the Period (in thousands)	$8,228,758	$5,771,972
Ratio of Gross Expenses to Average Net Assets***(2)	0.18%(3)	0.18%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.18%(3)	0.18%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.11%	5.23%

For a share outstanding during each fiscal year ended October 31 and	Janus Money Market Fund(4)
the period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.02	.05	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.68%	4.82%	2.84%	1.17%	1.22%
Net Assets, End of Period (in thousands)	$5,687,736	$6,317,002	$3,638,018	$8,123,575	$9,141,167
Average Net Assets for the Period (in thousands)	$6,817,674	$4,785,018	$5,028,377	$7,453,480	$10,403,767
Ratio of Gross Expenses to Average Net Assets***(2)	0.18%(5)(6)	0.18%(5)(6)	0.18%(5)(6)	0.18%(5)(6)	0.18%(5)(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.18%(5)	0.18%(5)	0.18%(5)	0.18%(5)	0.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.22%	4.79%	2.65%	1.17%	1.21%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.35% in 2008 and 0.35% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.35% in 2007, 0.36% in 2006, 0.35% in 2005, 0.35% in 2004, and 0.35% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%. incurred by the Fund.

See Notes to Financial Statements.

22  Janus Adviser Series  July 31, 2008

Institutional Shares

	Janus Institutional Government Money Market Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.67%	2.24%
Net Assets, End of Period (in thousands)	$1,964,849	$696,422
Average Net Assets for the Period (in thousands)	$1,408,902	$662,811
Ratio of Gross Expenses to Average Net Assets***(2)	0.15%(3)	0.16%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.15%(3)	0.16%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.41%	5.20%

For a share outstanding during each fiscal year ended October 31 and the	Janus Government Money Market Fund(4)
period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.02	.05	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.67%	4.78%	2.81%	1.13%	1.18%
Net Assets, End of Period (in thousands)	$606,644	$536,062	$517,650	$384,769	$775,826
Average Net Assets for the Period (in thousands)	$549,028	$645,831	$539,553	$610,052	$1,136,909
Ratio of Gross Expenses to Average Net Assets***(2)	0.16%(5)(6)	0.16%(5)(6)	0.16%(5)(6)	0.15%(5)(6)	0.15%(5)(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.16%(5)	0.16%(5)	0.16%(5)	0.15%(5)	0.15%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.18%	4.75%	2.74%	1.12%	1.17%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	A reorganization of the Institutional Shares and Service Shares of Janus Government Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Government Money Market Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.35% in 2008 and 0.36% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Government Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.36% in 2007, 0.36% in 2006, 0.36% in 2005, 0.35% in 2004, 0.35% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  23

Financial Highlights (continued)

Premium Shares

	Janus Institutional Cash Management Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	4.12%	2.28%
Net Assets, End of Period (in thousands)	$107	$102
Average Net Assets for the Period (in thousands)	$106	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.12%(3)	0.12%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.12%(3)	0.12%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.02%	5.29%

	Janus Institutional Money Market Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	4.05%	2.25%
Net Assets, End of Period (in thousands)	$184,883	$102
Average Net Assets for the Period (in thousands)	$133,456	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.18%(4)	0.18%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.18%(4)	0.18%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.12%	5.23%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables and Financial Statements”.
(3)	Ratio was 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.
(4)	Ratio was 0.44% in 2008 and 0.44% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

24  Janus Adviser Series  July 31, 2008

Premium Shares

	Janus Institutional Government Money Market Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.64%	2.23%
Net Assets, End of Period (in thousands)	$106	$102
Average Net Assets for the Period (in thousands)	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.18%(3)	0.19%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.18%(3)	0.19%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.57%	5.17%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables, and Financial Statements.”
(3)	Ratio was 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  25

Financial Highlights (continued)

Primary Shares

	Janus Institutional Money Market Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities		–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.72%	2.11%
Net Assets, End of Period (in thousands)	$106	$102
Average Net Assets for the Period (in thousands)	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.50%(3)	0.51%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.50%(3)	0.51%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.65%	4.91%

	Janus Institutional Government Money Market Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.03	.02
Less Distributions:
Dividends (from net investment income)*	(.03)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.03)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.31%	2.09%
Net Assets, End of Period (in thousands)	$105	$102
Average Net Assets for the Period (in thousands)	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.50%(3)	0.51%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.50%(3)	0.51%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.25%	4.85%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables and Financial Statements”.
(3)	The ratio was 0.76% in 2008 and 0.77% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

26  Janus Adviser Series  July 31, 2008

Select Shares

	Janus Institutional Money Market Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.87%	2.18%
Net Assets, End of Period (in thousands)	$106	$102
Average Net Assets for the Period (in thousands)	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.35%(3)	0.36%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.35%(3)	0.36%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.80%	5.06%

	Janus Institutional Government Money Market Fund
For a share outstanding during each fiscal year or period ended July 31	2008	2007(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.03	.02
Less Distributions:
Dividends (from net investment income)*	(.03)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.03)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.47%	2.16%
Net Assets, End of Period (in thousands)	$106	$102
Average Net Assets for the Period (in thousands)	$104	$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.35%(3)	0.36%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.35%(3)	0.36%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.40%	5.00%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 23, 2007 (inception date) through July 31, 2007.
(2)	See “Explanations of Charts, Tables and Financial Statements”.
(3)	The ratio was 0.61% in 2008 and 0.62% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  27

Financial Highlights (continued)

Service Shares

	Janus Institutional Money Market Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.04)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.79%	2.15%
Net Assets, End of Period (in thousands)	$109,396	$47,977
Average Net Assets for the Period (in thousands)	$129,036	$46,489
Ratio of Gross Expenses to Average Net Assets***(2)	0.43%(3)	0.43%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.43%(3)	0.43%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.33%	4.97%

For a share outstanding during each fiscal year ended October 31 and the	Janus Money Market Fund(4)
period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.02	.04	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.04)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.60%	4.56%	2.58%	0.92%	0.96%
Net Assets, End of Period (in thousands)	$30,801	$34,407	$26,849	$25,731	$60,326
Average Net Assets for the Period (in thousands)	$32,183	$26,778	$22,738	$36,421	$68,106
Ratio of Gross Expenses to Average Net Assets***(2)	0.43%(5)(6)	0.43%(5)(6)	0.43%(5)(6)	0.43%(5)(6)	0.43%(5)
Ratio of Net Expenses to Average Net Assets***(2)	0.43%(5)	0.43%(5)	0.43%(5)	0.43%(5)	0.43%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.97%	4.48%	2.59%	0.88%	0.95%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.60% in 2008 and 0.61% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 to February 23, 2007 column is for the period from November 1, 2006
(5)	The ratio was 0.61% in 2007, 0.61% in 2006, 0.61% in 2005, 0.60% in 2004 and 0.60% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ration of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

28  Janus Adviser Series  July 31, 2008

Service Shares

	Janus Institutional Government Money Market Fund(1)
For a share outstanding during each fiscal year or period ended July 31	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02
Net gain/(loss) on securities	–	–
Total from Investment Operations	.03	.02
Less Distributions:
Dividends (from net investment income)*	(.03)	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	(.03)	(.02)
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	3.41%	2.13%
Net Assets, End of Period (in thousands)	$164,307	$154,086
Average Net Assets for the Period (in thousands)	$194,189	$172,735
Ratio of Gross Expenses to Average Net Assets***(2)	0.40%(3)	0.41%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.40%(3)	0.41%(3)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.31%	4.95%

For a share outstanding during each fiscal year ended October 31 and the	Janus Government Money Market Fund(4)
period ended February 23, 2007	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.04	.03	.01	.01
Net gain/(loss) on securities	–	–	–	–	–
Total from Investment Operations	.02	.04	.03	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.02)	(.04)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.59%	4.52%	2.55%	0.88%	0.92%
Net Assets, End of Period (in thousands)	$177,229	$165,479	$129,083	$142,856	$190,913
Average Net Assets for the Period (in thousands)	$161,333	$143,637	$140,016	$164,773	$189,811
Ratio of Gross Expenses to Average Net Assets***(2)	0.41%(5)(6)	0.41%(5)(6)	0.41%(5)(6)	0.40%(5)(6)	0.40%(5)(6)
Ratio of Net Expenses to Average Net Assets***(2)	0.41%(5)(6)	0.41%(5)(6)	0.41%(5)(6)	0.40%(5)(6)	0.40%(5)(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.93%	4.44%	2.49%	0.87%	0.91%

*	See Note 3 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	A reorganization of the Institutional Shares and Service Shares of Janus Government Money Market Fund (the “predecessor fund”) occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Fund changed its fiscal year to July 31. See Note 5 in Notes to Financial Statements.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	The ratio was 0.60% in 2008 and 0.61% in 2007 before waiver of certain fees incurred by the Fund.
(4)	The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Government Money Market Fund (a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.
(5)	The ratio was 0.60% in 2007, 0.61% in 2006, 0.61% in 2005, 0.60% in 2004, 0.60% in 2003 before waiver of certain fees incurred by the Fund.
(6)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  29

Notes to Schedules of Investments

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

§  Schedule of Restricted and Illiquid Securities (as of July 31, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Institutional Cash Management Fund
Dorada Finance Corp., 2.4781%, 8/20/08 (144A)	8/13/07	$14,991,000	$14,999,531	0.5%

Janus Institutional Money Market Fund
Dorada Finance Corp., 2.4781%, 8/20/08 (144A)	8/13/07	$29,982,000	$29,999,063	0.4%

The Funds have registration rights for certain restricted securities held as of July 31, 2008. The issuer incurs all registration costs.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2008.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

30  Janus Adviser Series  July 31, 2008

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of Janus Adviser Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twenty-nine Funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in short-term money market securities.

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund. Additionally on February 23, 2007, the Premium Share Class was added to Janus Institutional Cash Management Fund. Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. Additionally, three new Classes of Shares were added to Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund effective February 23, 2007: Premium Shares, Primary Shares and Select Shares.

Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund currently offer five classes of shares: Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares. Janus Institutional Cash Management Fund currently offers two classes of shares: Institutional Shares and Premium Shares.

Institutional Shares are offered exclusively to institutional and individual clients meeting minimum investment requirements. Premium Shares, Primary Shares, Select Shares and Service Shares are available only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Certain prior year amounts on the Statement of Changes in Net Assets and Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Investments held by the Funds with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities’ fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund in the Trust. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net

Janus Adviser Series  July 31, 2008  31

Notes to Financial Statements (continued)

assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital-sponsored mutual funds, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of each borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own, or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended July 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a

32  Janus Adviser Series  July 31, 2008

framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Management is in the process of evaluating the impact of SFAS No. 157 on the Funds’ financial statement disclosures.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 was effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there is no impact for the Funds.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Funds’ financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Funds pay a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate shown in the table below for each Fund.

	Average Daily Net	Management
Fund	Assets of Fund	Fee (%)

Institutional Money Market
Janus Institutional Cash Management Fund	All Asset Levels	0.20%
Janus Institutional Money Market Fund	All Asset Levels	0.20%
Janus Institutional Government Money Market Fund	All Asset Levels	0.20%

Janus Capital has contractually agreed to waive one-half of its advisory fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as “Excess Expense Reimbursement”.

The Funds pay Janus Capital administrative services fees. The administrative services fee is calculated based upon average daily net assets. Janus Capital has agreed to reduce the administrative services fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as “Excess Expense Reimbursement”. The administrative services fee and waiver are shown in the table below.

	Administrative	Administrative Services
Fund	Services Fee	Fee Waiver

Janus Institutional Cash Management Fund
Institutional Shares	0.15%	0.13%
Premium Shares	0.06%	0.06%
Janus Institutional Money Market Fund
Institutional Shares	0.15%	0.07%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.07%
Janus Institutional Government Money Market Fund
Institutional Shares	0.15%	0.10%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.10%

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The

Janus Adviser Series  July 31, 2008  33

Notes to Financial Statements (continued)

Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund’s actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to reduce the 12b-1 fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as “Excess Expense Reimbursement”. The Funds’ 12b-1 fees and waivers are shown in the table below.

		12b-1
Fund	12b-1 fee	Fee Waiver

Janus Institutional Cash Management Fund
Premium Shares	0.18%	0.16%
Janus Institutional Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%
Janus Institutional Government Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%

Janus Capital has voluntarily agreed to reimburse Janus Institutional Cash Management Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class specific distribution and shareholder servicing fees applicable to Premium Shares, the administrative services fees applicable to Institutional Shares and Premium Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses exceed 0.12% of the daily average daily net assets of the Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

The Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses

On December 21, 2007, Janus Capital Group Inc. purchased Janus Institutional Money Market Fund’s and Janus Institutional Cash Management Fund’s positions in Stanfield Victoria Funding LLC, which was no longer deemed to be an Eligible Security as defined in paragraph (a)(10) of Rule 2a-7. The securities were purchased with cash in the amounts of $61,989,818 and $41,326,545, respectively, which was equal to the amortized cost plus accrued interest. These transactions did not result in any gain or loss to the Funds. Janus Capital is a direct subsidiary of Janus Capital Group Inc.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of July 31, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended July 31, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the fiscal year ended July 31, 2008.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $77,067 was paid by the Trust during fiscal year ended July 31, 2008. Each Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

34  Janus Adviser Series  July 31, 2008

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended July 31, 2008, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/2007	Purchases	Purchases	Redemptions	Redemption	at 7/31/2008

Institutional Money Market
Janus Institutional Cash Management Fund - Premium Shares	$100,000	$–	–	$–	–	$100,000
Janus Institutional Money Market Fund - Premium Shares	100,000	–	–	(99,932)	6/10/08	68
Janus Institutional Money Market Fund - Primary Shares	100,000	–	–	–	–	100,000
Janus Institutional Money Market Fund - Select Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Premium Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Primary Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Select Shares	100,000	–	–	–	–	100,000

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Institutional Cash Management Fund	$–	$–	$(48,368)	$–	$–	$–
Janus Institutional Money Market Fund	–	–	–	–	–	–
Janus Institutional Government Money Market Fund	–	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2008, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

	July 31,	Accumulated
Fund	2013	Capital Losses

Institutional Money Market
Janus Institutional Cash Management Fund	$(48,368)	$(48,368)
Janus Institutional Money Market Fund	-	-
Janus Institutional Government Money Market Fund	-	-

During the fiscal year ended July 31, 2008, the following capital loss carryovers were utilized by the Funds as indicated in the following table:

Capital Loss
Fund	Carryover Utilized

Institutional Money Market
Janus Institutional Cash Management Fund	$142,583
Janus Institutional Money Market Fund	–
Janus Institutional Government Money Market Fund	–

Janus Adviser Series  July 31, 2008  35

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short gains.

For the fiscal year ended July 31, 2008

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Institutional Cash Management Fund	$180,434,903	$–	$–	$–
Janus Institutional Money Market Fund	346,773,577	–	–	–
Janus Institutional Government Money Market Fund	54,479,941	–	–	–

For the fiscal year or period ended July 31, 2007

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Institutional Cash Management Fund(1)(2)	$107,557,741	$–	$–	$–
Janus Institutional Money Market Fund(3)	129,907,854	–	–	–
Janus Institutional Government Money Market Fund(3)	18,399,120	–	–	–

(1)	Period from November 1, 2006 through July 31, 2007.
(2)	Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).
(3)	Period from February 23, 2007 (inception date) through July 31, 2007.

36  Janus Adviser Series  July 31, 2008

4.	Capital Share Transactions

	Janus Institutional		Janus Institutional		Janus
	Cash Management		Money Market		Money Market
For the fiscal year or period ended July 31 and through each year ended October 31	Fund(1)		Fund		Fund
(all numbers in thousands)	2008	2007(2)	2008	2007(3)	2007(4)	2006

Transactions in Fund Shares – Institutional Shares:
Shares sold	31,955,202	21,550,892(5)	98,870,575	35,374,609	22,247,093	38,462,494
Shares transferred	N/A	N/A	-	5,687,771(5)	N/A	N/A
Reinvested dividends and distributions	114,543	63,232	153,019	50,691	44,041	89,719
Shares repurchased	(33,237,148)	(18,636,680)	(98,972,603)	(34,708,410)	(22,920,356)(6)	(35,873,238)
Net Increase/(Decrease) in Fund Shares	(1,167,403)	2,977,444	50,991	6,404,661	(629,222)	2,678,975
Shares Outstanding, Beginning of Period	4,300,060	1,322,616	6,404,661	-	6,316,993	3,638,018
Shares Outstanding, End of Period	3,132,657	4,300,060	6,455,652	6,404,661	5,687,771	6,316,993
Transactions in Fund Shares – Investor Shares:
Shares sold	N/A	N/A	N/A	N/A	434,713	991,952
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	16,563	57,566
Shares repurchased	N/A	N/A	N/A	N/A	(313,978)	(997,589)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	137,298	51,929
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	1,412,925	1,360,996
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	1,550,223	1,412,925
Transactions in Fund Shares – Premium Shares:
Shares sold	265	100	1,615,634	100	N/A	N/A
Reinvested dividends and distributions	4	2	4,170	2	N/A	N/A
Shares repurchased	(264)	-	(1,435,023)	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	5	102	184,781	102	N/A	N/A
Shares Outstanding, Beginning of Period	102	-	102	-	N/A	N/A
Shares Outstanding, End of Period	107	102	184,883	102	N/A	N/A
Transactions in Fund Shares – Primary Shares
Shares sold	N/A	N/A	-	100	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	4	2	N/A	N/A
Shares repurchased	N/A	N/A	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	4	102	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	102	-	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	106	102	N/A	N/A
Transactions in Fund Shares – Select Shares
Shares sold	N/A	N/A	-	100	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	4	2	N/A	N/A
Shares repurchased	N/A	N/A	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	4	102	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	102	-	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	106	102	N/A	N/A
Transactions in Fund Shares – Service Shares:
Shares sold	N/A	N/A	2,604,233	259,221	13,984	55,553
Shares transferred	N/A	N/A	-	30,801(6)	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	410	266	169	424
Shares repurchased	N/A	N/A	(2,543,223)	(242,311)	(17,758)(6)	(48,419)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	61,420	47,977	(3,605)	7,558
Shares Outstanding, Beginning of Period	N/A	N/A	47,977	-	34,407	26,849
Shares Outstanding, End of Period	N/A	N/A	109,397	47,977	30,802	34,407

(1)	Formerly Janus Institutional Cash Reserves Fund ( a series of Janus Investment Fund).
(2)	Period from November 1, 2006 through July 31, 2007 for Institutional Shares and period from February 23, 2007 through July 31, 2007 for Premium Shares.
(3)	Period from February 23, 2007 through July 31, 2007.
(4)	Period from November 1, 2006 to February 23, 2007.
(5)	Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.
(6)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund occurred at the close of business on February 23, 2007. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

Janus Adviser Series  July 31, 2008  37

Notes to Financial Statements (continued)

	Janus Institutional		Janus
	Government Money Market		Government Money Market
For the fiscal year or period ended July 31 and through each year ended	Fund		Fund
October 31 (all numbers in thousands)	2008	2007	2007(4)	2006

Transactions in Fund Shares – Institutional Shares:
Shares sold	21,569,487	2,598,698	1,611,594	6,103,342
Shares transferred	N/A	606,643(6)	N/A	N/A
Reinvested dividends and distributions	11,554	5,324	1,865	11,032
Shares repurchased	(20,312,624)	(2,514,243)	(1,542,877)(6)	(6,095,962)
Net Increase/(Decrease) in Fund Shares	1,268,417	696,422	70,582	18,412
Shares Outstanding, Beginning of Period	696,422	-	536,062	517,650
Shares Outstanding, End of Period	1,964,839	696,422	606,644	536,062
Transactions in Fund Shares – Investor Shares:
Shares sold	N/A	N/A	16,005	73,414
Reinvested dividends and distributions	N/A	N/A	2,042	7,318
Shares repurchased	N/A	N/A	(27,373)	(90,905)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(9,326)	(10,173)
Shares Outstanding, Beginning of Period	N/A	N/A	176,188	186,361
Shares Outstanding, End of Period	N/A	N/A	166,862	176,188
Transactions in Fund Shares – Premium Shares:
Shares sold	-	100	N/A	N/A
Reinvested dividends and distributions	4	2	N/A	N/A
Shares repurchased	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	4	102	N/A	N/A
Shares Outstanding, Beginning of Period	102	-	N/A	N/A
Shares Outstanding, End of Period	106	102	N/A	N/A
Transactions in Fund Shares – Primary Shares
Shares sold	-	100	N/A	N/A
Reinvested dividends and distributions	3	2	N/A	N/A
Shares repurchased	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	3	102	N/A	N/A
Shares Outstanding, Beginning of Period	102	-	N/A	N/A
Shares Outstanding, End of Period	105	102	N/A	N/A
Transactions in Fund Shares – Select Shares
Shares sold	-	100	N/A	N/A
Reinvested dividends and distributions	4	2	N/A	N/A
Shares repurchased	-	-	N/A	N/A
Net Increase/(Decrease) in Fund Shares	4	102	N/A	N/A
Shares Outstanding, Beginning of Period	102	-	N/A	N/A
Shares Outstanding, End of Period	106	102	N/A	N/A
Transactions in Fund Shares – Service Shares:
Shares sold	679,464	246,125	164,498	758,324
Shares transferred	-	177,230(6)	N/A	N/A
Reinvested dividends and distributions	2,783	1,385	739	2,391
Shares repurchased	(672,026)	(270,654)	(153,487)(6)	(724,319)
Net Increase/(Decrease) in Fund Shares	10,221	154,086	11,750	36,396
Shares Outstanding, Beginning of Period	154,086	-	165,479	129,083
Shares Outstanding, End of Period	164,307	154,086	177,229	165,479

(1)	Formerly Janus Institutional Cash Reserves Fund ( a series of Janus Investment Fund).
(2)	Period from November 1, 2006 through July 31, 2007 for Institutional Shares and period from February 23, 2007 through July 31, 2007 for Premium Shares.
(3)	Period from February 23, 2007 through July 31, 2007.
(4)	Period from November 1, 2006 to February 23, 2007.
(5)	Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.
(6)	A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund occurred at the close of business on February 23, 2007. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

38  Janus Adviser Series  July 31, 2008

5.	Fund Reorganization

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund – Institutional Shares. The reorganization was considered a non-taxable transaction and was accomplished by a transfer of 2,849,227,433 shares (valued at $2,849,227,433) from Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund – Institutional Shares.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (originally were both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The reorganization was considered a taxable transaction for shareholders of Institutional Shares and Service Shares of the respective Funds. The reorganization was accomplished by a sale of shares of Janus Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Money Market Fund – Institutional Shares and Service Shares, respectively, and the sale of shares of Janus Government Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Government Money Market Fund – Institutional Shares and Service Shares, respectively, as indicated in the table below.

	Reorganized	Shares	Value of Shares
Transferring Class of the Fund	Class of the Fund	Transferred	Transferred

Janus Money Market Fund - Institutional Shares	Janus Institutional Money Market Fund - Institutional Shares	5,687,770,855	$5,687,770,855
Janus Money Market Fund - Service Shares	Janus Institutional Money Market Fund - Service Shares	30,801,191	30,801,191
Janus Government Money Market Fund - Institutional Shares	Janus Institutional Government Money Market Fund - Institutional Shares	606,642,606	606,642,606
Janus Government Money Market Fund - Service Shares	Janus Institutional Government Money Market Fund - Service Shares	177,229,618	177,229,618

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b)

Janus Adviser Series  July 31, 2008  39

Notes to Financial Statements (continued)

of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

40  Janus Adviser Series  July 31, 2008

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund, and Janus Institutional Government Money Market Fund (three of the portfolios constituting the Janus Adviser Series, hereafter referred to as the “Funds”) at July 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

September 18, 2008
Denver, Colorado

Janus Adviser Series  July 31, 2008  41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

42  Janus Adviser Series  July 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.).

The value of each security is quoted as of the last day of the reporting period. Investments held by the Funds with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Funds’ income, expenses, and gains and losses on securities.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had

Janus Adviser Series  July 31, 2008  43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, and the frequency of dividend payments.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

44  Janus Adviser Series  July 31, 2008

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 74 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

Independent Trustees

William F. McCalpin* 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Private investor. Formerly, Vice President of Asian Cultural Council and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	74	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and of the F.B. Heron Foundation (a private grant making foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	74	Trustee of RS Investment Trust (consisting of 40 funds) (since 2001); and Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), and LogRhythm Inc. (software solutions).

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1997).	74	Chairman of the Board and Director of Divergence, Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); and Trustee of WTTW (Chicago public television station) and the University of Chicago.

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	74**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus Capital Funds Plc (Dublin-based non-U.S. funds).

*	Mr. McCalpin succeeded Mr. Mullen as Chairman as of January 1, 2008.

**	Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

Janus Adviser Series  July 31, 2008  45

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds in
				Fund Complex
	Positions Held	Length of	Principal Occupations	Overseen	Other Directorships
Name, Address and Age	with Funds	Time Served	During the Past Five Years	by Trustee	Held by Trustee

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	4/00-Present	Co-founder and Managing Director of Roaring Fork Capital Management, LLC (private investment in public equity firm); and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	74	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	74	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	4/00-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	74	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	74	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

46  Janus Adviser Series  July 31, 2008

Officers

		Term of Office* and	Principal Occupations
Name, Address and Age	Positions Held with Funds	Length of Time Served	During the Past Five Years

Craig Jacobson 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund, and Janus Institutional Money Market Fund	4/07-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Institutional Cash Management Fund, Janus Institutional Government Money Market Fund, and Janus Institutional Money Market Fund	2/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Working Director of Enhanced Investment Technologies LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) and Vice President and Chief Marketing Officer (2003-2004) of Janus Services LLC; and Senior Vice President (2003-2005) and Vice President (1999-2003) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB:1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies, LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Adviser Series  July 31, 2008  47

Notes

48  Janus Adviser Series  July 31, 2008

Notes

Janus Adviser Series  July 31, 2008  49

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Funds distributed by Janus Distributors LLC (9/08)

C-0908-008	108-02-300 09-08

Item 2 —	Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com/info. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.
Item 3 —	Audit Committee Financial Expert
Janus Adviser Series’ Board of Trustees has determined that the following members of Janus Adviser Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 —	Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Adviser Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

	Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2008	$760,451	$14,000	$259,427	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2007	$377,808	$0	$160,402	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2008	$139,576	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2007	$173,251	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)1
2008	$0	$0	$0	$0
2007	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 —	Audit Committee of Listed Registrants
Not applicable.
Item 6 —	Schedule of Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 —	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 —	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 —	Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Adviser Series

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Adviser Series
(Principal Executive Officer)
Date: September 29, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Adviser Series
(Principal Executive Officer)
Date: September 29, 2008

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Adviser Series (Principal
Accounting Officer and Principal Financial Officer)
Date: September 29, 2008